UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number File No. 811-4415

COLLEGE RETIREMENT EQUITIES FUND
(Exact name of registrant as specified in charter)

730 Third Avenue, New York, New York 10017
(Address of principal executive offices) (Zip code)

Stewart P. Greene, Esq.
c/o TIAA-CREF
730 Third Avenue,
New York, New York 10017-3206
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-490-9000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2006 - June 30, 2006

Item 1. Reports to Stockholders.

2006 SEMIANNUAL REPORT

COLLEGE RETIREMENT
EQUITIES FUND

JUNE 30, 2006
Financial statements (unaudited) including summary portfolios of investments

Stock	Bond Market

Global Equities	Inflation-Linked Bond

Growth	Social Choice

Equity Index	Money Market

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www.tiaa-cref.org/howto/edelivery.html

PERFORMANCE OVERVIEW AS OF JUNE 30, 2006

		Average annual compound rates of total return

	Inception date	1 year	5 years	10 years	Since inception

EQUITIES
CREF Stock	8/1/1952	12.56%	4.47%	8.00%	10.47%
CREF Global Equities	5/1/1992	15.60	4.77	6.61	9.10
CREF Growth	4/29/1994	4.69	–2.41	4.16	7.39
CREF Equity Index	4/29/1994	9.14	3.12	8.23	10.57

EQUITIES & FIXED INCOME
CREF Social Choice	3/1/1990	5.60	4.48	7.99	9.80

FIXED INCOME
CREF Bond Market	3/1/1990	–0.98	4.87	6.07	7.02
CREF Inflation-Linked Bond	5/1/1997	–2.03	6.57	—	6.54

CREF Money Market*	4/1/1988	3.90	1.96	3.72	4.70

NET ANNUALIZED YIELD		NET ANNUALIZED YIELD
(30-day period ended 6/30/2006)		(7-day period ended 6/27/2006)

	Effective			Current	Effective

CREF Bond Market	5.07%	CREF Money Market*		4.64%	4.75%

*

As with all the CREF variable annuity accounts, the funds you invest in the CREF Money Market Account are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The current yield more closely reflects current earnings than does the total return.

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your accumulation units. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2252.

Understanding your CREF report

This report contains information about your CREF accounts and analyzes the accounts’ results for the six-month period ended June 30, 2006. The report contains six main sections:

•	The performance overview on the inside front cover shows the accounts’ returns over a variety of time periods.

•	The letter from Scott Evans, executive vice president and head of Asset Management, describes how CREF is evolving to serve you better.

•

The letter from Edward Grzybowski, the chief investment officer of TIAA-CREF Investment Management, LLC, the accounts’ investment adviser, explains how returns from various asset classes differed during the six-month period.

•	The account performance section compares each account’s return with the returns of that account’s benchmark index and peer group. This section also provides information about risks and expenses.

•

The summary portfolios of investments list the industries or types of securities in which each account had investments as of June 30, 2006 and the largest individual issues the account held on that date.

•	The financial statements contain detailed information about the operations and financial condition of each account.

You can get current performance information at the end of every business day from our automated telephone service or from the TIAA-CREF website.

          As always, you should carefully consider the investment objectives, risks, charges and expenses of any account before investing. Please visit our website at www.tiaa-cref.org, or call 877 518-9161, for a prospectus that contains this and other important information. We urge you to read it carefully before investing.

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Keeping pace with your evolving needs

I am pleased to provide you with the 2006 CREF Semiannual Report, which will tell you how each of the CREF accounts performed during the first six months of 2006.

          More than ever before, finding value in the global marketplace is a demanding task. To meet that challenge, we are increasing the size of our analyst team by 50% in order to give our research capacity a more global reach. We will continue to deploy all of our resources in a diligent, efficient and risk-controlled manner. Because we are committed to providing expert investment management while restraining expenses, we are obsessive about spending each dollar wisely.

          As I focus my attention on leading Asset Management at TIAA-CREF, I am pleased to turn over investment policy responsibilities to Edward Grzybowski, who brings to his new position nearly two decades of experience at the company.

          As the chief investment officer of TIAA-CREF Investment Management, the investment adviser for CREF, Ed is charged with building on our heritage of helping to provide financial security through disciplined, low-priced investment management.

          Ed and I will work with the Asset Management staff with one clear objective: to help maximize the ending balance in your accounts, while remaining conscious of risk. That is what our 3.2 million customers in the academic, medical, cultural and research fields expect from TIAA-CREF.

Scott C. Evans
Executive Vice President

          Whether you are decades away from retirement and are primarily seeking growth or are already enjoying retirement and are seeking to maximize your income, we can offer you choices intended to help build value and suit your personal goals.

by: /s/ Scott C. Evans

Scott C. Evans
Executive Vice President

College Retirement Equities Fund   2006 Semiannual Report   |   3

Report to CREF participants

Returns from U.S. stocks fluctuated widely during the first half of 2006, but their overall trend fit a pattern that has been in place since 2002. After underperforming foreign stocks for four consecutive calendar years, U.S. stocks continued to lag them in the first six months of 2006.

          The Russell 3000® Index, which measures the broad U.S. market, returned 3.2% for the period, versus the 8.5% average annual return of the index over the decade that ended on June 30.

          Boosted by a stronger euro and pound, the MSCI EAFE® Index, which tracks 21 stock markets outside North America, returned 10.2% in terms of U.S. dollars. The EAFE’s average annual return for the 10-year period was 6.4% in dollar terms.

Bonds fall as interest rates rise

The Federal Reserve raised short-term interest rates four times during the six-month period, pushing yields on longer-term bonds higher. These rate hikes reduced the market value of the bonds already held by many investment portfolios. Income from interest on bond holdings offset some of that decline, but the Lehman Brothers U.S. Aggregate Index, which measures the investment-grade bond market in the United States, posted a 0.7% loss for the period.

Foreign holdings boost some returns

During the six-month period, returns varied widely among individual categories of stocks and bonds, and these diverging returns were reflected in the CREF accounts.

          The Global Equities Account, which holds both foreign and domestic stocks, returned 4.7% for the period, helped by its foreign stock allocation. The account lagged its benchmark, however.

          The Stock Account returned 4.3%. The account trailed its composite index, but its large foreign stock segment enabled the account to outperform the broad U.S. market.

          The Growth Account’s –3.2% return lagged that of its benchmark.

          The Equity Index Account’s 3.0% return kept it close to its benchmark, allowing for expenses, and outpaced the average return of similar variable annuities in the Morningstar Large Blend (VA) category.

          The Social Choice Account returned 1.2%, lagging its composite index.

          The Bond Market Account and the Inflation-Linked Bond Account were both affected by the decline in U.S. bond prices, and posted returns of –0.8% and –2.0%, respectively. Both accounts were in line with their benchmarks, after expenses.

          The Money Market Account’s 2.2% return was above the prevailing money market average.

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Inflation-linked bonds decline

Participants may wonder why the Inflation-Linked Bond Account had a loss for the six-month period covered by this report, considering that the bonds in which the account invests are guaranteed by the federal government.

          While the government guarantees both the interest payments and the eventual payback of principal of each inflation-linked bond it issues, the market value of individual bonds can go up or down each business day, in response to changes in interest rates and to other market conditions.

          The returns from inflation-linked bonds come from two sources: changes in bond prices and interest income on the bonds. For the first half of 2006, inflation-linked bonds posted negative returns because rising interest rates resulted in a decline in bond prices. At the same time, interest income from the bonds increased, because it is linked to the Consumer Price Index. However, higher interest income was not enough to offset the decline in bond prices.

          It is worth noting, however, that during the last five years the average annual return of inflation-linked bonds has been 7.0%—double the 3.5% average return of the broad U.S. stock market, as measured by the Russell 3000 Index.

Edward J. Grzybowski
Chief Investment Officer
TIAA-CREF Investment Management, LLC

Rebalancing and diversification: key parts of your investment strategy

Because the CREF accounts produced a wide range of returns in the twelve months ended June 30, your allocations among them may have changed significantly in percentage terms. You may want to check your accounts and rebalance them to keep your portfolio properly diversified. While diversification and rebalancing do not guarantee against loss or ensure that your investment objectives will be met, they may help lower risk and smooth out returns over time.

          For more information about diversifying among the CREF accounts in a way that suits your needs, please visit our website or call us.

by: /s/ Edward J. Grzybowski

Edward J. Grzybowski
Chief Investment Officer
TIAA-CREF Investment Management, LLC

College Retirement Equities Fund  2006 Semiannual Report   |   5

More information for CREF participants

Portfolio listings

SEC rules intended to provide investors with more meaningful information about account performance allow investment companies to list the top holdings of each account in their annual and semiannual reports instead of providing complete portfolio listings as they did previously. Companies will continue to file complete listings with the SEC, and these will remain available to investors.

          You can obtain a complete list of CREF’s holdings (called “CREF Statements of Investments”) as of the most recently completed fiscal quarter (currently for the period ended June 30, 2006) in the following ways:

•	by visiting the TIAA-CREF website at www.tiaa-cref.org; or

•	by calling TIAA-CREF at 800 842-2776 to request a copy, which will be provided free of charge.

You can also obtain a complete list of CREF’s holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from the SEC. (Form N-CSR lists holdings as of December 31 or June 30; Form N-Q lists holdings as of March 31 or September 30.) Copies of these forms are available:

•	through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at www.sec.gov; or

•	at the SEC’s Public Reference Room. (Call 800 SEC-0330 for more information.)

Proxy voting

CREF’s ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found at our website at www.tiaa-cref.org or on the SEC website at www.sec.gov. You can also call us at 800 842-2776 to request a free copy. A report of how the accounts voted during the most recently completed twelve-month period ended June 30 can be found at our website or at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by email, using the Contact/Help link at the top of our homepage; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017–3206; or by phone at 800 842-2776.

Account management

The CREF accounts are managed by the portfolio management teams of TIAA-CREF Investment Management, LLC. The members of these teams are responsible for the day-to-day operations of the accounts.

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Special terms

Agency securities are bonds issued by U.S. government entities such as Fannie Mae.

Annuities are designed for retirement savings or for other long-term goals. They offer several payment options, including lifetime income. Payments from variable annuities are not guaranteed, and the payment amounts will rise or fall depending on investment returns.

Asset-backed securities are bonds backed by loans or by the outstanding amounts owed to a bank, credit card company or other lender.

Benchmarks (benchmark indexes) are groups of securities, such as the Russell 3000® Index or S&P 500® Index, whose performance can be used as a standard by which to judge the performance of an investment.*

Commercial paper refers to short-term debt obligations issued to investors by banks, corporations and other borrowers. Maturities range from 1 to 270 days.

Expense ratio is the amount that investors pay for the management of a variable annuity account. The amount is expressed as a percentage of the account’s average net assets. Expense ratios do not include front-end or back-end sales charges, if any, or trading costs. See “Total return.”

Inception date is the first date on which investors can invest in an account. The account begins to record investment performance on that date.

Market capitalization is the total value of a company’s outstanding stock. It is calculated by multiplying the total number of a company’s outstanding shares by the current market price per share.

Maturity date is the date on which the principal amount of a note, bond or other debt instrument becomes due or payable.

Mortgage-backed securities are bonds that represent an interest in a pool of mortgages usually issued by Ginnie Mae, Fannie Mae or other federal entities.

Overweight holding is a security held by an account. In terms of market capitalization, its percentage of the account is larger than that same security’s percentage of the benchmark. See also “Underweight holding.”

Peer groups are groupings of variable annuities with a similar objective whose performance can be compared with the performance of a single variable annuity.

Relative performance is the return of a variable annuity in relation to the return of its benchmark index.

Securities is a general name for stocks (also known as “equities”), bonds (also known as “fixed-income securities”) or other investments.

Total return is the amount an investment provides to investors after expenses are deducted. Total return is expressed as a percentage. It includes any interest or dividends, as well as any change in the market value of the investment.

Underweight holding is a security held by an account. In terms of market capitalization, its percentage of the account is smaller than that same security’s percentage of the benchmark. See also “Overweight holding.”

*

Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company. S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

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Understanding investment risk

All investing involves an element of risk. For example, investors in U.S. Treasury bonds, which are generally considered among the safest of investments, face the risk that inflation will erode their principal and interest over time.

          Some kinds of risk apply to all investments; other risks only apply to certain types of securities. For example, the price of any publicly traded security, such as a stock or bond, may decline in response to general market or economic conditions. This is referred to as “market risk.” An example of a risk that applies only to bonds is “credit risk”—the possibility that a company may be unable to repay the principal of its bonds or pay interest on them.

          In general, accounts that invest in stocks are subject to market risk and company risk. Bond accounts are subject to market risk, company risk, interest-rate risk and credit risk. An account that operates in a limited area of either the stock or bond markets is subject to additional, special risks. For a full explanation of the accounts’ risks, please see the prospectus.

          The glossary below describes the general risks outlined above, as well as the special risks described in the discussions of each account. We hope this information will help you make the investment choices best suited to your financial situation.

Company risk is the risk that the earnings prospects and overall financial position of the issuer of a security will deteriorate, causing a decline in the security’s value over short or extended periods of time.

Credit risk (a type of company risk) is the risk that a decline in a company’s overall financial soundness may make it unable to pay principal and interest on bonds when due.

Extension risk is the risk that the value of certain fixed-income securities will decline because principal payments have not been made as early as possible.

Foreign investment risks are the risks of investing in securities of foreign issuers, in securities or contracts traded on foreign exchanges or in foreign markets, or in securities or contracts payable in foreign currency. Foreign investing involves special risks, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. These investment risks may be magnified in emerging markets.

Growth investing risks include the risk that, due to their relatively high valuations, growth stocks will be more volatile than value stocks. In addition, the value of growth stocks is generally a function of their expected earnings growth. If that growth fails to occur or to be sustained, share prices can be adversely affected.

Illiquid security risk is the risk that investments in illiquid securities may be difficult to sell for their fair market value.

Income volatility risk is the risk that the level of current income from a portfolio of fixed-income securities may decline in certain interest-rate environments.

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Index risk is the risk that an account’s performance will not match the performance of its benchmark index for any particular period of time. Although certain accounts attempt to closely track the investment performance of their indexes, they may not duplicate the composition of these indexes. In addition, an account’s performance, unlike that of its index, is affected by investment and other operating expenses.

Interest-rate risk (a type of market risk) is the risk that bond prices or an account’s income may decline if interest rates change.

Large-cap risk is the risk that, by focusing on investments in securities of larger companies, an account may have fewer opportunities to identify securities that the market misprices. In addition, larger companies may grow more slowly than the economy as a whole or not at all.

Market risk is the risk that the price of securities may decline in response to general market and economic conditions or events.

Prepayment risk is the risk that certain fixed-income securities that allow for the prepayment of principal will decline in value and that an account’s income will decline as a result.

Reorganization risk is the risk that the stock of a company will lose value because the company is involved in a reorganization or some other special situation.

Risk of socially screened investing is the possibility that, because its social screens exclude some investments, an account will not be able to take advantage of the same opportunities or market trends as accounts that do not use such criteria.

Risks of inflation-indexed bonds include the possibility that market values of inflation-indexed bonds may be affected by changes in investors’ inflation expectations or changes in “real” rates of interest (i.e., a security’s return above the inflation rate). Also, the inflation index that a bond is intended to track may not accurately reflect the true rate of inflation. If the market perceives that an index does not accurately reflect inflation, the market value of inflation-indexed bonds could be adversely affected. In addition, an investment in an account that invests in inflation-indexed bonds is subject to certain special tax considerations.

Small-cap risk is the risk that the securities of smaller companies may experience steeper fluctuations in price than those of larger companies. These securities may also have to be sold at a discount from their current market prices or in small lots over an extended period.

Style risk is the risk that an account’s style—whether growth-investing or value-investing—will pass out of favor in the marketplace for various periods of time.

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Important information about expenses
DISCLOSURE

As a participant in any of the CREF accounts, you incur only one of two potential types of costs.

•	You incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are also no redemption fees or exchange fees.

•	However, you do incur ongoing costs, including investment advisory fees, administrative expenses, distribution (12b-1) fees, and mortality and expense risk charges.

The examples that appear on the performance pages are intended to help you understand your ongoing costs (in dollars) of investing in each account. The examples are also designed to help you compare these costs with the ongoing costs of investing in other variable annuity accounts and mutual funds.

          The examples assume $1,000 was invested on January 1, 2006, and held for six months until June 30, 2006.

Actual expenses

The first line in each table uses the account’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the six-month period.

          Simply divide your beginning accumulation by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid” to estimate the expenses you paid during the six-month period.

Hypothetical example for comparison purposes

The second line in the table shows hypothetical account values and hypothetical expenses based on the account’s actual expense ratio for the six-month period and an assumed annual rate of return of 5% before expenses—which is not the account’s actual return.

          Do not use the hypothetical account values and hypothetical expenses to estimate the actual expenses you paid for the period. Instead, you can use this information to compare the ongoing costs of investing in an individual account with the ongoing costs of other variable annuity accounts and mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other accounts or funds.

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CREF Stock Account  |  U.S. and foreign stocks
DISCUSSION

Performance in the six months ended June 30, 2006

The CREF Stock Account returned 4.33%, trailing the 4.66% return of its composite benchmark, a weighted average of the Russell 3000® Index, the MSCI EAFE®+Canada Index and the MSCI Emerging Markets IndexSM. The account’s return substantially exceeded the 1.42% average return of similar accounts, as measured by the Morningstar Large Blend (VA) category, which tracked 3,879 variable annuities as of June 30, 2006.

Stocks suffer second-quarter slump

Lifted by a strong global economy and robust corporate earnings growth, both U.S. and foreign stocks posted healthy gains in the first quarter of 2006. The broad-based Russell 3000 Index climbed 5.31%, and the EAFE+Canada index, which measures stocks in developed foreign countries, rose 9.33%. The MSCI Emerging Markets Index, which measures stocks in 25 emerging nations, jumped 12.02%.

          Stocks reversed course in the second quarter, however, in reaction to worldwide concerns about higher energy prices and tightening credit. The Russell 3000 fell 1.98%, giving back more than a third of its first-quarter gain, while the EAFE+Canada index returned a mere 0.67%. Emerging-market stocks suffered the sharpest reversal, declining 4.34% for the quarter.

Foreign stocks boost returns

By maintaining nearly a quarter of its total assets in foreign stocks, the account produced a return that was higher than the 3.23% gain of the broad U.S. stock market, as measured by the Russell 3000. However, the account lagged its composite benchmark primarily due to several stocks that did not perform as anticipated.

          The largest detractors from relative performance included an overweight in medical-device maker Boston Scientific and positions in three nonbenchmark stocks that underperformed: Japanese industrial holding company Sojitz and two health care companies, HealthSouth and Israel’s Teva Pharmaceutical. Teva was held as an American Depositary Receipt (a receipt for shares of a foreign stock traded on a U.S. exchange).

          The negative effects of these holdings were partly offset by positive contributions from overweights in well-performing stocks such as Finnish energy company Fortum, French industrial giant Alstom and Italian car maker Fiat.

          The MSCI Emerging Markets Index was added to the account’s composite benchmark on May 1, 2006. For the six-month period, the account’s small exposure to emerging markets did not materially affect its return.

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CREF Stock Account  |  U.S. and foreign stocks

Investment objective

This variable annuity account seeks a favorable long-term rate of return through capital appreciation and investment income by investing primarily in a broadly diversified portfolio of common stocks.

Special investment risks

In addition to the risks of any equity investment, the account is subject to special risks, including foreign investment risks and small-cap risk. For a further discussion of risk, please see page 8.

The account’s benchmark

The account’s composite benchmark is a weighted average of three indexes: the Russell 3000® Index, which measures the performance of the broad U.S. stock market; the MSCI EAFE®+Canada Index, which measures stocks in 22 developed nations outside the United States; and the MSCI Emerging Markets IndexSM, which measures stocks in 25 emerging-market nations. (You cannot invest directly in these indexes.) The composite benchmark’s weightings are recalculated daily: on June 30, 2006, the U.S. segment was 77.8%, the foreign developed-markets segment 21.9% and the emerging-markets segment 0.3%.

Performance as of June 30, 2006

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	10 years	6 months	5 years	10 years

CREF Stock Account	12.56%	4.47%	8.00%	4.33%	24.45%	116.02%

Benchmarks:
CREF Composite Benchmark	12.99	4.98	8.51	4.66	27.53	126.32
Russell 3000 Index[1]	9.56	3.52	8.52	3.23	18.92	126.60
MSCI EAFE+Canada Index[2]	26.89	10.47	6.79	10.06	64.55	92.90
MSCI Emerging Markets Index[3]	35.47	21.17	—	7.16	161.36	—

Peer groups:
Morningstar Large Blend (VA)	7.46	1.00	6.01	1.42	5.10	79.25
Morningstar Foreign Large Blend (VA)	24.89	6.67	4.92	7.70	38.13	61.67

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your accumulation units. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2252.

[1]	Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

[2]

From May 31, 2001 through May 31, 2002, MSCI published both a “standard” and a “provisional” version of this index while its composition was being revised. CREF used the provisional version from July 1, 2001 through May 31, 2002, and the returns shown above reflect this. EAFE is a trademark of Morgan Stanley Capital International, Inc.

[3]	This index was added to the account’s composite benchmark on May 1, 2006. MSCI Emerging Markets Index is a service mark of Morgan Stanley Capital International, Inc.

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PERFORMANCE

$10,000 over 10 years

An investment of $10,000 in this account on July 1, 1996, would have grown to $21,602 over the next 10 years, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the account’s benchmark during the same period.

Calendar year total returns

Best quarter: 21.56%, for the quarter ended December 31, 1998
Worst quarter: –17.44%, for the quarter ended September 30, 2002

*	Partial year

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CREF Stock Account  |  U.S. and foreign stocks
PERFORMANCE

Account expenses—six months ended June 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the account. They are also designed to help you compare these costs with the ongoing costs of investing in other variable annuity accounts and mutual funds.

          The examples assume $1,000 was invested on January 1, 2006, and held for six months until June 30, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	CREF Stock Account expense example
	Starting account value (1/1/06)	Ending account value (6/30/06)	Expenses paid† (1/1/06–6/30/06)

Actual return	$ 1,000.00	$ 979.87	$ 2.43
5% annual hypothetical return	1,000.00	1,022.31	2.48

†

“Expenses paid” is based on the account’s actual expense ratio for the most recent fiscal half year. The account’s annualized six-month expense ratio for that period was 0.49%. We estimate expenses for the coming year based on projected expenses, asset levels and other relevant factors. At the end of each quarter, we compare these projections with the account’s actual experience and adjust the account’s expenses upward or downward to reflect any difference. These adjustments are made in equal daily installments over the remaining days of the new quarter.

Portfolio breakdown by company size

Capitalization as of 6/30/2006	Percent of portfolio investments

Large: over $5 billion	81.65
Middle: $1 billion–$5 billion	14.59
Small: under $1 billion	3.76

Total	100.00

Account facts

Inception date	8/1/1952
Net assets (6/30/2006)	$118.84 billion

Diversification among world markets

Holdings by country as of 6/30/2006	Percent of portfolio investments

United States	76.3
Japan	4.8
United Kingdom	4.2
France	2.4
Canada	1.8
Germany	1.7
Switzerland	1.7
44 other nations	6.4
Short-term investments	0.7

Total	100.0

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CREF Global Equities Account  |  Foreign and U.S. stocks
DISCUSSION

Performance in the six months ended June 30, 2006

The CREF Global Equities Account returned 4.73% for the period, lagging the 6.06% return of its benchmark, the MSCI World IndexSM, but topping the 4.64% average return of similar accounts, as measured by the Morningstar World Stock (VA) category. The Morningstar category tracked 1,035 variable annuities as of June 30, 2006.

A weaker dollar amplifies gains

Global stocks posted strong returns in the first quarter of 2006, when the account’s benchmark rose 6.60%. In the second quarter, higher interest rates and fears of inflation sent the index into negative territory.

          A weaker dollar cushioned this second-quarter decline. In terms of local currencies, the index dropped 3.04%, but in dollar terms the loss was 0.51%. For the six months, the dollar’s weakness versus the euro, pound and yen more than doubled the benchmark’s gain, from 2.86% in local currencies to 6.06% in dollars.

European stocks drive the index

The benchmark’s European segment jumped 13.58% in the period, fueled by healthy gains in France, Germany and the United Kingdom. The Pacific segment was up a modest 3.53%, and the North American segment, making up more than half of the benchmark’s market capitalization, returned just 2.64%.

Stock selections detract from the account’s returns

The account trailed its benchmark due to numerous stock selections that did not perform as expected. Among the largest detractors was Israel’s Teva Pharmaceutical, a stock that was not in the benchmark. Teva was held as an American Depositary Receipt (a receipt for shares of a foreign stock traded on a U.S. exchange).

          In Europe, returns were reduced by overweight positions in weak performers such as Dutch bank ABN AMRO and Swiss drug maker Serono. Positive contributions came from overweights that included German department store KarstadtQuelle and Finnish energy company Fortum.

          In the Pacific segment, returns were hampered by overweights that included two Japanese companies, Aeon Credit Service and construction firm Taisei, and by a position in Korea Investment Holdings, a non-benchmark stock. However, returns were helped by other overweights such as Japanese pharmaceutical company Daiichi Sankyo.

          In North America, overweights that included travel company Expedia and a position in HealthSouth, a nonbenchmark stock, lowered the account’s performance. The negative effects of these holdings were partly offset by underweights in Intel and UnitedHealth Group, an HMO.

College Retirement Equities Fund   2006 Semiannual Report   |   15

CREF Global Equities Account | Foreign and U.S. stocks

Investment objective

This variable annuity account seeks a favorable long-term rate of return through capital appreciation and income from a broadly diversified portfolio that consists primarily of foreign and domestic common stocks.

Special investment risks

In addition to the risks of any equity investment, the account is subject to special risks, including foreign investment risks and small-cap risk. For a further discussion of risk, please see page 8.

The account’s benchmark

The Morgan Stanley Capital International (MSCI) World IndexSM is an aggregate of 23 country indexes in developed markets, including the United States. You cannot invest directly in this index.

Performance as of June 30, 2006

	Average Annual Compound Rates of Total Return*			Cumulative Rates of Total Return*

	1 year	5 years	10 years	6 months	5 years	10 years

CREF Global Equities Account	15.60%	4.77%	6.61%	4.73%	26.25%	89.70%

Benchmark:
MSCI World Index[1]	16.93	5.69	6.91	6.06	31.87	95.17

Peer group:
Morningstar World Stock (VA)	16.59	3.95	6.69	4.64	21.37	91.14

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your accumulation units. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2252.

[1]

From May 31, 2001 through May 31, 2002, MSCI published both a “standard” and a “provisional” version of this index while its composition was being revised. CREF used the provisional version from July 1, 2001 through May 31, 2002, and the returns shown above reflect this. MSCI World Index is a service mark of Morgan Stanley Capital International, Inc.

16   |  2006 Semiannual Report  College Retirement Equities Fund

PERFORMANCE

$10,000 over 10 years

An investment of $10,000 in this account on July 1, 1996, would have grown to $18,970 over the next 10 years, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the account’s benchmark during the same period.

Calendar year total returns

Best quarter: 25.91%, for the quarter ended December 31, 1999
Worst quarter: –18.49%, for the quarter ended September 30, 2002

*	Partial year

College Retirement Equities Fund   2006 Semiannual Report   |   17

CREF Global Equities Account  |  Foreign and U.S. stocks
PERFORMANCE

Account expenses—six months ended June 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the account. They are also designed to help you compare these costs with the ongoing costs of investing in other variable annuity accounts and mutual funds.

          The examples assume $1,000 was invested on January 1, 2006, and held for six months until June 30, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	CREF Global Equities Account expense example

	Starting account value (1/1/06)	Ending account value (6/30/06)	Expenses paid† (1/1/06–6/30/06)

Actual return	$ 1,000.00	$977.56	$ 2.54
5% annual hypothetical return	1,000.00	1,022.19	2.60

†

“Expenses paid” is based on the account’s actual expense ratio for the most recent fiscal half year. The account’s annualized six-month expense ratio for that period was 0.52%. We estimate expenses for the coming year based on projected expenses, asset levels and other relevant factors. At the end of each quarter, we compare these projections with the account’s actual experience and adjust the account’s expenses upward or downward to reflect any difference. These adjustments are made in equal daily installments over the remaining days of the new quarter.

Portfolio breakdown by company size

Capitalization as of 6/30/2006	Percent of portfolio investments

Large: over $5 billion	86.36
Middle: $1 billion–$5 billion	12.27
Small: under $1 billion	1.37

Total	100.00

Account facts

Inception date	5/1/1992
Net assets (6/30/2006)	$13.44 billion

Diversification among world markets

Holdings by country as of 6/30/2006	Percent of portfolio investments

United States	47.2
Japan	10.8
United Kingdom	10.1
France	5.1
Germany	4.9
Switzerland	2.6
Netherlands	2.6
Spain	2.3
Canada	1.9
30 other nations	11.8
Short-term investments	0.7

Total	100.0

18   |  2006 Semiannual Report  College Retirement Equities Fund

CREF Growth Account  |  Large-cap growth stocks
DISCUSSION

Performance in the six months ended June 30, 2006

The CREF Growth Account returned –3.17% for the period, underperforming the –0.93% return of the account’s benchmark, the Russell 1000® Growth Index, and the –1.51% average return of similar variable annuities, as measured by the Morningstar Large Growth (VA) category, which tracked 4,688 variable annuities as of June 30, 2006.

Growth sharply lags value

A global stock rally helped lift large-cap growth stocks 3.09% in the first quarter. However, they declined 3.90% in the second quarter when a spike in the U.S. inflation rate rattled investors and caused a sell-off that hit technology stocks hardest. For the six-month period, large-cap growth stocks, as measured by the Russell 1000 Growth Index, trailed the 6.56% gain of the Russell 1000 Value Index and the 3.23% rise of the broad-market Russell 3000® Index.

          For the ten years ended June 30, 2006, the gap between the average annual returns of large-cap growth and large-cap value stocks widened to almost five and one-half percentage points.

Largest sectors stifle returns

The decline in large-cap growth stocks for the six-month period was driven by losses in the benchmark’s two largest sectors, technology and health care. Comprising more than 40% of the Russell 1000 Growth Index, these sectors fell 6.7% and 5.7%, respectively, and lagged all the other sectors of the benchmark. In contrast, the two largest sectors of the Russell 1000 Value Index, financials and utilities, advanced 4.4% and 9.4%, respectively.

Declining stocks lead to losses

Overweight positions in several stocks that did not perform as anticipated explain much of the account’s underperformance. The stocks included St. Jude Medical, the largest detractor, as well as eBay and software maker Adobe Systems. A position in Israel’s Teva Pharmaceutical, a stock not included in the benchmark, also hurt performance. Teva was held as an American Depositary Receipt (a receipt for shares of a foreign stock traded on a U.S. exchange).

          These declines were partly offset by the positive effects of underweights such as chip maker Intel and UnitedHealth Group, an HMO. A position in oil field services provider Schlumberger Limited, a stock not held in the benchmark, and an overweight in computer company Network Appliance also added value.

          On June 30, 2006, foreign securities made up 4.69% of the account’s total portfolio investments. Many of these securities were held as American Depositary Receipts.

College Retirement Equities Fund   2006 Semiannual Report   |   19

CREF Growth Account  |  Large-cap growth stocks

Investment objective

This variable annuity account seeks a favorable long-term rate of return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth.

Special investment risks

In addition to the risks of any equity investment, the account is subject to special risks, including large-cap risk, growth investing risks, style risk, small-cap risk, reorganization risk and foreign investment risks. For a further discussion of risk, please see page 8.

The account’s benchmark

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of June 30, 2006

	Average Annual Compound Rates of Total Return*			Cumulative Rates of Total Return*

	1 year	5 years	10 years	6 months	5 years	10 years

CREF Growth Account	4.69%	–2.41%	4.16%	–3.17%	–11.50%	50.30%
Benchmark:
Russell 1000 Growth Index[1]	6.12	–0.76	5.42	–0.93	–3.75	69.54
Peer group:
Morningstar Large Growth (VA)	6.88	–1.04	5.01	–1.51	–5.11	63.11

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your accumulation units. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2252.

[1]	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

20   |  2006 Semiannual Report  College Retirement Equities Fund

PERFORMANCE

$10,000 over 10 years

An investment of $10,000 in this account on July 1, 1996, would have grown to $15,030 over the next 10 years, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the account’s benchmark during the same period.

Calendar year total returns

Best quarter: 28.72%, for the quarter ended December 31, 1998
Worst quarter: –22.63%, for the quarter ended March 31, 2001

*	Partial year

College Retirement Equities Fund   2006 Semiannual Report   |   21

CREF Growth Account  |  Large-cap growth stocks
PERFORMANCE

Account expenses—six months ended June 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the account. They are also designed to help you compare these costs with the ongoing costs of investing in other variable annuity accounts and mutual funds.

          The examples assume $1,000 was invested on January 1, 2006, and held for six months until June 30, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	CREF Growth Account expense example

	Starting account value (1/1/06)	Ending account value (6/30/06)	Expenses paid† (1/1/06–6/30/06)

Actual return	$1,000.00	$939.21	$2.49
5% annual hypothetical return	1,000.00	1,022.19	2.60

†

“Expenses paid” is based on the account’s actual expense ratio for the most recent fiscal half year. The account’s annualized six-month expense ratio for that period was 0.52%. We estimate expenses for the coming year based on projected expenses, asset levels and other relevant factors. At the end of each quarter, we compare these projections with the account’s actual experience and adjust the account’s expenses upward or downward to reflect any difference. These adjustments are made in equal daily installments over the remaining days of the new quarter.

Portfolio breakdown by company size

Capitalization as of 6/30/2006	Percent of portfolio investments

Large: over $5 billion	96.70
Middle: $1 billion–$5 billion	3.04
Small: under $1 billion	0.26

Total	100.00

Account facts

Inception date	4/29/1994
Net assets (6/30/2006)	$11.48 billion

22   |  2006 Semiannual Report  College Retirement Equities Fund

CREF Equity Index Account  |  U.S. stocks
DISCUSSION

Performance in the six months ended June 30, 2006

The CREF Equity Index Account returned 3.03% for the period, lagging the 3.23% return of its benchmark, the Russell 3000® Index, but outpacing the 1.42% average return of similar variable annuities, as measured by the Morningstar Large Blend (VA) category. The Morningstar category tracked 3,879 variable annuities as of June 30, 2006.

Second-quarter slide erodes gains

In response to a strong global economy and healthy corporate earnings growth, the broad U.S. stock market, as measured by the Russell 3000 Index, climbed 5.31% in the first quarter of 2006. Stocks reversed course in the second quarter, however, in reaction to rising interest rates and the threat of inflation. The Russell 3000 fell 1.98%, giving back more than a third of its first-quarter gain. For the six months, the Russell 3000 failed to keep pace with the 10.16% advance of foreign stocks, as measured by the MSCI EAFE® Index.

Technology and health care dampen returns

Nine of the benchmark’s twelve sectors showed positive returns for the six months, and five sectors—utilities, autos and transportation, materials and processing, integrated oils, and “other energy”—produced double-digit gains. However, the benchmark’s overall return was trimmed by losses in technology and health care. These two sectors, which represented more than a quarter of the Russell 3000’s market capitalization on June 30, 2006, fell 4% and 3.3%, respectively. Financials, the largest sector in the benchmark, rose 4.4%, while the second-largest, consumer discretionary, returned just 1%.

Two of the largest stocks post losses

Returns for the benchmark’s five largest companies varied widely, reflecting the divergent performance of their industry sectors. In descending order according to cap size, these stocks performed as follows:

ExxonMobil, 10.4%; General Electric, –4.5%; Citigroup, 1.5%; Bank of America, 6.5%; and Microsoft, –10.3%.

          Returns for the Russell 3000 were boosted by the 8.21% return of small-cap stocks and the 4.84% return of mid caps. Together, small- and mid-cap stocks made up about one-third of the index on June 30, 2006. Large-cap stocks gained just 2.76%.

          For the period, the account’s return was comparable to that of the benchmark, minus the effects of expenses and of some cash holdings for liquidity. The account also had a risk profile similar to that of the benchmark.

College Retirement Equities Fund   2006 Semiannual Report   |   23

CREF Equity Index Account  |  U.S. stocks

Investment objective

This variable annuity account seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the United States, as represented by a broad stock market index.

Special investment risks

In addition to the risks of any equity investment, the account is subject to special risks, including index risk. For a further discussion of risk, please see page 8.

The account’s benchmark

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. This index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market. You cannot invest directly in this index.

Performance as of June 30, 2006

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	10 years	6 months	5 years	10 years

CREF Equity Index Account	9.14%	3.12%	8.23%	3.03%	16.59%	120.60%

Benchmark:
Russell 3000 Index[1]	9.56	3.52	8.52	3.23	18.92	126.60

Peer group:
Morningstar Large Blend (VA)	7.46	1.00	6.01	1.42	5.10	79.25

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your accumulation units. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2252.

[1]	Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

24   |  2006 Semiannual Report  College Retirement Equities Fund

PERFORMANCE

$10,000 over 10 years

An investment of $10,000 in this account on July 1, 1996, would have grown to $22,060 over the next 10 years, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the account’s benchmark during the same period.

Calendar year total returns

Best quarter: 21.38%, for the quarter ended December 31, 1998
Worst quarter: –17.24%, for the quarter ended September 30, 2002

* Partial year

College Retirement Equities Fund   2006 Semiannual Report   |   25

CREF Equity Index Account  |  U.S. stocks
PERFORMANCE

Account expenses—six months ended June 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the account. They are also designed to help you compare these costs with the ongoing costs of investing in other variable annuity accounts and mutual funds.

          The examples assume $1,000 was invested on January 1, 2006, and held for six months until June 30, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	CREF Equity Index Account expense example
	Starting account value (1/1/06)	Ending account value (6/30/06)	Expenses paid† (1/1/06–6/30/06)

Actual return	$1,000.00	$977.09	$2.11
5% annual hypothetical return	1,000.00	1,022.63	2.16

†

“Expenses paid” is based on the account’s actual expense ratio for the most recent fiscal half year. The account’s annualized six-month expense ratio for that period was 0.43%. We estimate expenses for the coming year based on projected expenses, asset levels and other relevant factors. At the end of each quarter, we compare these projections with the account’s actual experience and adjust the account’s expenses upward or downward to reflect any difference. These adjustments are made in equal daily installments over the remaining days of the new quarter.

Portfolio breakdown by company size

Capitalization as of 6/30/2006	Percent of portfolio investments

Large: over $5 billion	81.48
Middle: $1 billion–$5 billion	14.74
Small: under $1 billion	3.78

Total	100.00
Account facts

Inception date	4/29/1994
Net assets (6/30/2006)	$10.10 billion

26   |  2006 Semiannual Report  College Retirement Equities Fund

CREF Bond Market Account  |  Intermediate-term bonds
DISCUSSION

Performance in the six months ended June 30, 2006

The CREF Bond Market Account returned –0.81% for the period, lagging the –0.72% return of its benchmark, the Lehman Brothers U.S. Aggregate Index. The average return of similar accounts was –1.25%, as measured by the Morningstar Intermediate-Term Bond (VA) category. The Morningstar category tracked 1,207 variable annuities as of June 30, 2006.

Short-term rates keep rising

On January 31, the Federal Reserve met for the final time under Alan Greenspan and continued its slow-but-steady tightening of credit, raising the federal funds rate (the rate that banks charge one another for overnight loans) by a quarter point, to 4.50%. Many observers expected the economy to weaken, making further increases unnecessary.

          Instead, the economy got stronger. On March 28, with Ben Bernanke at the helm, the Fed mandated another quarter-point boost. At both its January and March meetings, the central bank expressed concerns about the effects of high energy prices and the surging economy.

          On May 10, the Fed raised rates yet again, and investors feared that this campaign to subdue inflation would end up tipping the economy into recession. Stock prices tumbled worldwide.

Short-term and long-term yields zigzag

Purchasers of longer-dated bonds usually receive higher yields, which compensate them for the risk that inflation will erode the value of their interest payments. However, when 2006 began, 10-year Treasuries yielded 4.39%—less than the 4.40% for 2-year Treasuries. During the six-month period, both yields advanced, and each took the lead in turn. The 2-year note was ahead in early June and finished with a 5.15% to 5.14% advantage over the 10-year note.

          Bond prices, which move inversely to yields, fell during the period, and this drop was only partly offset by rising interest income. Nearly all of the benchmark’s decline came from two sectors: Treasuries, which made up about one-quarter of the index, and corporate bonds, which constituted roughly one-fifth.

The account trails the benchmark

For the period, performance relative to the benchmark was reduced by underweighting the mortgage-backed security sector. However, relative performance was helped by individual holdings in mortgage-backed securities and automobile bonds.

College Retirement Equities Fund   2006 Semiannual Report   |   27

CREF Bond Market Account  |  Intermediate-term bonds

Investment objective

This variable annuity account seeks a favorable long-term rate of return, primarily through high current income consistent with preserving capital.

Special investment risks

In addition to the risks of any fixed-income investment, the account is subject to special risks, including income volatility risk, prepayment risk, extension risk, illiquid security risk and foreign investment risks. For a further discussion of risk, please see page 8.

The account’s benchmark

The Lehman Brothers U.S. Aggregate Index measures the performance of the U.S. investment-grade, fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. You cannot invest directly in this index.

Performance as of June 30, 2006

	Average annual compound rates of total return*			Cumulative rates of total return*
	1 year	5 years	10 years	6 months	5 years	10 years

CREF Bond Market Account	–0.98%	4.87%	6.07%	–0.81%	26.84%	80.41%

Benchmark:
Lehman Brothers
U.S. Aggregate Index	–0.81	4.97	6.21	–0.72	27.46	82.80

Peer group:
Morningstar Intermediate-Term
Bond (VA)	–1.95	3.64	4.61	–1.25	19.55	56.93

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your accumulation units. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2252.

28   |  2006 Semiannual Report   College Retirement Equities Fund

PERFORMANCE

$10,000 over 10 years

An investment of $10,000 in this account on July 1, 1996, would have grown to $18,041 over the next 10 years, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the account’s benchmark during the same period.

Calendar year total returns

Best quarter: 4.84%, for the quarter ended September 30, 2001
Worst quarter: –2.44%, for the quarter ended June 30, 2004

*	Partial year

College Retirement Equities Fund  2006 Semiannual Report   |   29

CREF Bond Market Account  |  Intermediate-term bonds
PERFORMANCE

Account expenses—six months ended June 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the account. They are also designed to help you compare these costs with the ongoing costs of investing in other variable annuity accounts and mutual funds.

          The examples assume $1,000 was invested on January 1, 2006, and held for six months until June 30, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	CREF Bond Market Account expense example
	Starting account value (1/1/06)	Ending account value (6/30/06)	Expenses paid† (1/1/06–6/30/06)

Actual return	$1,000.00	$995.95	$2.45
5% annual hypothetical return	1,000.00	1,022.31	2.48

†

“Expenses paid” is based on the account’s actual expense ratio for the most recent fiscal half year. The account’s annualized six-month expense ratio for that period was 0.49%. We estimate expenses for the coming year based on projected expenses, asset levels and other relevant factors. At the end of each quarter, we compare these projections with the account’s actual experience and adjust the account’s expenses upward or downward to reflect any difference. These adjustments are made in equal daily installments over the remaining days of the new quarter.

Bond ratings (6/30/2006)

	Rating	Percent of total net assets

U.S. Treasury and agency securities	(not rated)	33.2
Investment-grade mortgage-backed securities‡		40.2
Other long-term debt	Aaa/AAA	2.1
	Aa/AA	5.7
	A/A	8.0
	Baa/BBB	7.8
Below investment-grade	Ba/BB	1.0
	B/B	0.1
	(not rated)	0.1
Short-term investments		10.7
Other assets and liabilities-net		–8.9

Total		100.0

Account facts

Inception date Net assets (6/30/2006)	3/1/1990 $5.81 billion

Portfolio breakdown by sector (6/30/2006)

Sector	Percent of total net assets

Mortgage-backed securities‡	40.2
U.S. Treasury and agency securities	33.2
Corporate bonds	22.8
Foreign government and foreign corporate bonds (denominated in U.S. dollars)	2.0
Short-term investments	10.7
Other assets and liabilities-net	–8.9

Total	100.0

‡	Includes asset-backed, mortgage-backed and commercial mortgage-backed securities.

30   |   2006 Semiannual Report   College Retirement Equities Fund

CREF Inflation-Linked Bond Account  |  Inflation-linked bonds
DISCUSSION

Performance in the six months ended June 30, 2006

The Inflation-Linked Bond Account returned –2.01% for the period, trailing the –1.76% return of its benchmark, the Lehman Brothers U.S. Treasury Inflation-Protected Securities (TIPS) Index. The average return of similar variable annuities, as measured by the Morningstar Inflation-Protected Bond (VA) category, was –1.82%. The Morningstar category tracked 235 variable annuities as of June 30, 2006.

Short-term rates keep climbing

During the six-month period, the Federal Reserve mandated four quarter-point hikes in the federal funds rate (the rate that banks charge one another for overnight loans). With yields increasing, many bond prices fell during the period. (Bond yields and prices move in opposite directions.)

          After losing 2.25% in the first quarter—their second-worst quarter ever—TIPS eked out a 0.49% gain in the next three months. For the six-month period, TIPS underperformed the –0.72% return of the Lehman Brothers U.S. Aggregate Index, a proxy for the U.S. investment-grade, fixed-income market.

          For the five-year period ended June 30, 2006, however, the 7.00% average annual return of TIPS topped both the 4.97% gain of the broad Lehman index, and the 3.52% return of the broad U.S. stock market, as measured by the Russell 3000® Index.

Demand for TIPS dips, then rises

During the period, inflation remained largely under control, but the gradual rise in the Consumer Price Index had investors looking more closely at TIPS. The CPI, excluding food and energy, was up 2.6% at the end of June, on a year-over-year basis, compared with 2.2% at the end of 2005.

          As expected in a rising-rate environment, investors sold TIPS ahead of the January and April auctions and then bought them back at lower prices. In the first quarter, moderating oil prices reduced demand for TIPS, but in the second, geopolitical concerns and higher prices for oil boosted demand.

Strategies mitigate expense charges

By making relative-value trades among inflation-linked securities, the account’s managers were able to reduce the effects the account’s expense charge had on performance during the period. (The benchmark does not include an expense charge.)

          On June 30, 2006, the account’s overall option-adjusted duration was 7.93 years, compared with the benchmark’s 7.95 years. We generally keep the account’s duration—a measure of its sensitivity to interest-rate changes—close to the benchmark’s to reduce the risk that the account will underperform the benchmark.

College Retirement Equities Fund   2006 Semiannual Report   |   31

CREF Inflation-Linked Bond Account  |  Inflation-linked bonds

Investment objective

This variable annuity account seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-indexed bonds—fixed-income securities whose returns are designed to track a specified inflation index over the life of the bond.

Special investment risks

In addition to the risks of any fixed-income investment, the account is subject to special risks, including the risks of inflation-indexed bonds and foreign investment risks. For a further discussion of risk, please see page 8.

The account’s benchmark

The Lehman Brothers U.S. TIPS Index measures the performance of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index for All Urban Consumers. You cannot invest directly in this index.

Performance as of June 30, 2006

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	6 months	5 years	since inception[1]

CREF Inflation-Linked Bond Account	–2.03%	6.57%	6.54%	–2.01%	37.46%	78.75

Benchmark:
Lehman Brothers U.S. Treasury Inflation-Protected Securities Index	–1.64	7.00	6.94	–1.76	40.25	85.11
Morningstar Inflation-Protected Bond (VA)	–2.81	5.57	N/A	–1.82	28.24	N/A

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your accumulation units. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2252.

[1]	Inception date: May 1, 1997

32   |   2006 Semiannual Report   College Retirement Equities Fund

PERFORMANCE

$10,000 since May 1, 1997 inception

An investment of $10,000 in this account at inception on May 1, 1997, would have grown to $17,875 as of June 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the account’s benchmark during the same period.

Calendar year total returns

Best quarter: 7.94%, for the quarter ended September 30, 2002
Worst quarter: –3.19%, for the quarter ended June 30, 2004

*	Partial year

College Retirement Equities Fund   2006 Semiannual Report   |   33

CREF Inflation-Linked Bond Account  |  Inflation-linked bonds
PERFORMANCE

Account expenses—six months ended June 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the account. They are also designed to help you compare these costs with the ongoing costs of investing in other variable annuity accounts and mutual funds.

          The examples assume $1,000 was invested on January 1, 2006, and held for six months until June 30, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	CREF Inflation-Linked Bond Account expense example

	Starting account value (1/1/06)	Ending account value (6/30/06)	Expenses paid† (1/1/06–6/30/06)

Actual return	$1,000.00	$1,001.21	$2.39
5% annual hypothetical return	1,000.00	1,022.37	2.42

†

“Expenses paid” is based on the account’s actual expense ratio for the most recent fiscal half year. The account’s annualized six-month expense ratio for that period was 0.48%. We estimate expenses for the coming year based on projected expenses, asset levels and other relevant factors. At the end of each quarter, we compare these projections with the account’s actual experience and adjust the account’s expenses upward or downward to reflect any difference. These adjustments are made in equal daily installments over the remaining days of the new quarter.

Portfolio breakdown by maturity (6/30/2006)

Percent of total net assets

2–10 year bonds	72.7%
10–20 year bonds	7.7
Over-20-year bonds	18.5
Other assets and liabilities-net	1.1

Total	100.0%

Account facts

Inception date Net assets (6/30/2006)	5/1/1997 $3.67 billion

34   |  2006 Semiannual Report  College Retirement Equities Fund

CREF Social Choice Account | Socially screened stocks and bonds
DISCUSSION

Performance in the six months ended June 30, 2006

The CREF Social Choice Account returned 1.19% for the period, lagging the 1.71% return of its composite benchmark, a weighted average of the Russell 3000® Index and the Lehman Brothers U.S. Aggregate Index. The account also trailed the 1.22% average return of similar variable annuities, as measured by the Morningstar Moderate Allocation (VA) category, which tracked 1,945 accounts as of June 30, 2006. Unlike the account, the benchmark and the Morningstar category do not screen investments according to social criteria.

Social screens hinder performance

The account’s social screens prevented it from investing in several stocks that are large components of the Russell 3000 in terms of market capitalization. During the period, the net effect of these exclusions was to reduce the account’s return in relation to the return of its benchmark.

          The largest drag on relative performance was the exclusion of ExxonMobil, which gained 10.4%. The omission of Caterpillar, Chevron and agricultural giant Archer Daniels Midland also reduced returns.

          However, avoiding General Electric helped returns because the stock fell 4.5%. The omission of Yahoo!, insurer American International Group and drug maker Genentech also had positive effects on performance.

          Coca-Cola and JPMorgan Chase were dropped from the portfolio during the second quarter because they failed the qualitative social screens used to evaluate stocks. Bank of America was added to the list of major holdings.

Statistical techniques help manage risk

The account’s managers use statistical techniques to ensure that the portfolio’s risk characteristics resemble those of the index. One method is to overweight or underweight certain stocks relative to each one’s percentage of capitalization within the benchmark.

          During the period, relative performance suffered from overweight holdings in chip maker Intel and Microsoft. However, other overweights, including Disney and steel producer Nucor, helped returns.

Bonds reduce returns

In the account’s fixed-income segment, performance relative to the Lehman index for the period was reduced by underweighting the mortgage-backed security sector. However, relative performance was helped by individual holdings in mortgage-backed securities and automobile bonds. The account’s social screens prevented it from investing in some of the period’s top corporate issuers.

College Retirement Equities Fund   2006 Semiannual Report   |   35

CREF Social Choice Account | Socially screened stocks and bonds

Investment objective

This variable annuity account seeks a favorable long-term rate of return that reflects the investment performance of the financial markets while giving special consideration to certain social criteria.

Special investment risks

In addition to the risks of any equity or fixed-income investment, the account is subject to special risks, including the risk of socially screened investing, small-cap risk and foreign investment risks. For a further discussion of risk, please see page 8.

The account’s benchmark

The account’s benchmark is a composite index, a weighted average of the Russell 3000® Index for stocks (60%) and the Lehman Brothers U.S. Aggregate Index for bonds (40%). The Russell 3000 measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The Lehman Brothers U.S. Aggregate Index is an unmanaged index that measures the performance of the U.S. investment-grade, fixed-rate bond market. You cannot invest directly in these indexes.

Performance as of June 30, 2006

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	10 years	6 months	5 years	10 years

CREF Social Choice Account	5.60%	4.48%	7.99%	1.19%	24.51%	115.75%
Benchmarks:
CREF Social Choice Composite Benchmark	5.45	4.52	8.09	1.71	24.74	117.89
Russell 3000 Index[1]	9.56	3.52	8.52	3.23	18.92	126.60
Lehman Brothers U.S. Aggregate Index	–0.81	4.97	6.21	–0.72	27.46	82.80
Peer group:
Morningstar Moderate Allocation (VA)	5.18	2.67	5.71	1.22	14.09	74.29

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your accumulation units. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2252.

[1]	Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

36   |   2006 Semiannual Report   College Retirement Equities Fund

PERFORMANCE

$10,000 over 10 years

An investment of $10,000 in this account on July 1, 1996, would have grown to $21,575 over the next 10 years, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the account’s benchmarks during the same period.

Calendar year total returns

Best quarter: 12.81%, for the quarter ended December 31, 1998
Worst quarter: –8.20%, for the quarter ended September 30, 2002

*	Partial year

College Retirement Equities Fund   2006 Semiannual Report   |   37

CREF Social Choice Account | Socially screened stocks and bonds
PERFORMANCE

Account expenses—six months ended June 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the account. They are also designed to help you compare these costs with the ongoing costs of investing in other variable annuity accounts and mutual funds.

          The examples assume $1,000 was invested on January 1, 2006, and held for six months until June 30, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	CREF Social Choice Account expense example

	Starting account value (1/1/06)	Ending account value (6/30/06)	Expenses paid† (1/1/06–6/30/06)

Actual return	$1,000.00	$983.19	$2.21
5% annual hypothetical return	1,000.00	1,022.53	2.26

†

“Expenses paid” is based on the account’s actual expense ratio for the most recent fiscal half year. The account’s annualized six-month expense ratio for that period was 0.45%. We estimate expenses for the coming year based on projected expenses, asset levels and other relevant factors. At the end of each quarter, we compare these projections with the account’s actual experience and adjust the account’s expenses upward or downward to reflect any difference. These adjustments are made in equal daily installments over the remaining days of the new quarter.

Portfolio breakdown (6/30/2006)

Percent of portfolio investments

Equities	57.6
Long-term bonds	37.5
Short-term investments	4.9

Total	100.0

Account facts

Inception date	3/1/1990
Net assets (6/30/2006)	$ 7.96 billion

38   |   2006 Semiannual Report   College Retirement Equities Fund

CREF Money Market Account  |  Cash equivalents

DISCUSSION

Performance in the six months ended June 30, 2006

The CREF Money Market Account returned 2.15% for the period, topping the 2.05% return of the iMoneyNet Money Fund Report Averages™—All Taxable, a simple average of over 1,000 taxable money market funds.

Fed keeps boosting rates

The year started with the federal funds rate at 4.25%, after a series of quarter-point hikes that began in June 2004. (The federal funds rate is the rate commercial U.S. banks charge one another for overnight loans.) Over the first half of 2006, the Federal Reserve raised the rate four more times, lifting it to 5.25%, its highest level since March 2001.

          The Fed said it was reacting to the inflation threat posed by higher prices for energy and other commodities and to signs that the nation was using a high percentage of its productive capacity. Fuller use of capacity often leads to price increases.

LIBOR turns volatile

During the six-month period, the prospect of additional rate increases caused a wide fluctuation in the shape of the LIBOR curve, indicating that market participants were uncertain about future interest rates. (The LIBOR, the interest rate that banks charge one another for loans on the London market, is the most widely used benchmark for short-term rates.) By the end of June, however, the LIBOR curve had flattened considerably.

Asset allocations boost results

The account maintained a sizable exposure to commercial paper, despite a decline in its supply in the second quarter. Commercial paper generally offered higher returns without appreciably higher risk. On June 30, 2006, securities of this type accounted for 78.6% of the portfolio.

          On June 30, 2006, certificates of deposits and bank notes made up 13.3% of the account’s investments, down from 14.4% at the end of 2005. The account also ended the six-month period with 6.1% in government agency securities and 2.0% in floating-rate investments, versus 7.1% and 2.6%, respectively, six months earlier.

          On June 30, 2006, foreign securities made up 17.10% of the account’s total portfolio investments.

          During the period, the weighted average maturity of the account fluctuated between 36 and 44 days. As of June 27, 2006, it stood at 44 days, versus 38 for the average iMoneyNet fund.

College Retirement Equities Fund  2006 Semiannual Report  |   39

CREF Money Market Account  |  Cash equivalents

Investment objective

This variable annuity account seeks high current income consistent with maintaining liquidity and preserving capital.

Special investment risks

In addition to the risks of any fixed-income investment, the account is subject to special risks, including foreign investment risks. For a further discussion of risk, please see page 8.

          An investment in the CREF Money Market Account, as in the other CREF variable annuity accounts, is not a deposit of any bank and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency.

Net annualized yield for the 7 days ended June 27, 2006

	Current yield	Effective yield

CREF Money Market Account	4.64%	4.75%
iMoneyNet Money Fund Report AveragesTM—All Taxable	4.48	4.59

The current yield more closely reflects current earnings than does the total return.

Performance as of June 30, 2006

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	10 years	6 months	5 years	10 years

CREF Money Market Account	3.90%	1.96%	3.72%	2.15%	10.22%	44.06%
iMoneyNet Money Fund Report Averages—All Taxable	3.67	1.76	3.43	2.05	9.06	39.84

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your accumulation units. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2252.

40   |  2006 Semiannual Report   College Retirement Equities Fund

PERFORMANCE

$10,000 over 10 years

An investment of $10,000 in this account on July 1, 1996, would have grown to $14,406 over the next 10 years, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the account’s benchmark during the same period.

Calendar year total returns

Best quarter: 1.65%, for the quarter ended September 30, 2000
Worst quarter: 0.14%, for the quarter ended June 30, 2004

*	Partial year

College Retirement Equities Fund  2006 Semiannual Report  |   41

CREF Money Market Account  |  Cash equivalents
PERFORMANCE

Account expenses—six months ended June 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the account. They are also designed to help you compare these costs with the ongoing costs of investing in other variable annuity accounts and mutual funds.

          The examples assume $1,000 was invested on January 1, 2006, and held for six months until June 30, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	CREF Money Market Account expense example

	Starting account value (1/1/06)	Ending account value (6/30/06)	Expenses paid† (1/1/06–6/30/06)

Actual return	$1,000.00	$1,009.12	$2.18
5% annual hypothetical return	1,000.00	1,022.59	2.20

†

“Expenses paid” is based on the account’s actual expense ratio for the most recent fiscal half year. The account’s annualized six-month expense ratio for that period was 0.44%. We estimate expenses for the coming year based on projected expenses, asset levels and other relevant factors. At the end of each quarter, we compare these projections with the account’s actual experience and adjust the account’s expenses upward or downward to reflect any difference. These adjustments are made in equal daily installments over the remaining days of the new quarter.

Portfolio breakdown by sector (6/30/2006)

Sector	Percent of portfolio investments

Commercial paper	78.6
Certificates of deposit	12.7
U.S. government and agency securities	6.1
Floating-rate securities	2.0
Bank notes	0.6

Total	100.0

Account facts

Inception date	4/1/1988
Net assets (6/30/2006)	$8.51 billion

42   |  2006 Semiannual Report   College Retirement Equities Fund

	|	Summary portfolio of investments (unaudited)
CREF Stock Account		June 30, 2006

				VALUE		% OF NET
	COMPANY		SHARES	(000)		ASSETS
	BONDS
	CORPORATE BONDS
	COMMUNICATIONS			$0	^	0.00	%**
	TOTAL CORPORATE BONDS	(Cost $9,950)		0	^	0.00	**

	GOVERNMENT BONDS
	U.S. TREASURY SECURITIES			324		0.00	**
	TOTAL GOVERNMENT BONDS	(Cost $320)		324		0.00	**
	TOTAL BONDS	(Cost $10,270)		324		0.00	**

	PREFERRED STOCKS
	COMMUNICATIONS			1,878		0.00	**
	INSURANCE CARRIERS			669		0.00	**
	PRIMARY METAL INDUSTRIES			0	^	0.00	**
	TRANSPORTATION EQUIPMENT			5,082		0.01
	TOTAL PREFERRED STOCKS	(Cost $6,803)		7,629		0.01

	COMMON STOCKS
	ADMINISTRATION OF ECONOMIC PROGRAMS			130		0.00	**
	AGRICULTURAL PRODUCTION-CROPS			12,483		0.01
	AGRICULTURAL PRODUCTION-LIVESTOCK			6,636		0.01
	AGRICULTURAL SERVICES			3,030		0.00	**
	AMUSEMENT AND RECREATION SERVICES			282,505		0.24
	APPAREL AND ACCESSORY STORES			799,687		0.67
	APPAREL AND OTHER TEXTILE PRODUCTS			209,806		0.18
	AUTO REPAIR, SERVICES AND PARKING			77,643		0.07
	AUTOMOTIVE DEALERS AND SERVICE STATIONS			179,289		0.15
	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc		11,798,526	422,269		0.35
	Other			378,916		0.32
				801,185		0.67
	BUSINESS SERVICES
*	Google, Inc (Class A)		1,293,122	542,245		0.46
	Microsoft Corp		56,479,270	1,315,967		1.11
	Other			5,149,666		4.33
				7,007,878		5.90
	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories		10,517,025	458,647		0.39
*	Amgen, Inc		8,936,991	582,960		0.49
	Merck & Co, Inc		12,190,656	444,106		0.37
	Pfizer, Inc		45,134,720	1,059,312		0.89

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2006 Semiannual Report |	43

	|	Summary portfolio of investments (unaudited)
CREF Stock Account		June 30, 2006	continued

			VALUE	% OF NET
	COMPANY	SHARES	(000)	ASSETS
	CHEMICALS AND ALLIED PRODUCTS — (continued)
	Procter & Gamble Co	19,330,622	$1,074,783	0.90%
	Roche Holding AG.	2,116,957	349,255	0.29
	Wyeth	10,565,031	469,193	0.40
	Other		6,518,055	5.49
			10,956,311	9.22
	COAL MINING		471,733	0.40

	COMMUNICATIONS
	AT&T, Inc	22,709,204	633,360	0.53
	BellSouth Corp	11,425,060	413,587	0.35
	Sprint Nextel Corp	24,662,421	493,002	0.42
	Verizon Communications, Inc	17,048,146	570,942	0.48
	Other		3,349,962	2.82
			5,460,853	4.60

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	30,489,945	1,466,566	1.23
	Citigroup, Inc	31,589,052	1,523,856	1.28
	JPMorgan Chase & Co	23,906,522	1,004,074	0.85
	US Bancorp	11,575,457	357,450	0.30
	Wachovia Corp	9,769,697	528,345	0.45
	Wells Fargo & Co	11,051,410	741,329	0.62
	Other		7,715,619	6.49
			13,337,239	11.22
	EATING AND DRINKING PLACES		1,128,059	0.95
	EDUCATIONAL SERVICES		115,844	0.10
	ELECTRIC, GAS, AND SANITARY SERVICES		4,717,023	3.97

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	42,681,254	833,565	0.70
	Intel Corp	42,345,130	802,440	0.68
	Motorola, Inc	17,474,962	352,120	0.30
	Qualcomm, Inc	10,968,117	439,492	0.37
	Other		4,592,125	3.86
			7,019,742	5.91
	ENGINEERING AND MANAGEMENT SERVICES		837,636	0.70
	ENVIRONMENTAL QUALITY AND HOUSING		2,469	0.00	**
	FABRICATED METAL PRODUCTS		576,854	0.49
	FISHING, HUNTING, AND TRAPPING		1,920	0.00	**

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	10,537,315	453,315	0.38
	PepsiCo, Inc	12,793,553	768,125	0.65
	Other		2,131,158	1.79
			3,352,598	2.82

44	| 2006 Semiannual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary portfolio of investments (unaudited)
CREF Stock Account		June 30, 2006	continued

			VALUE	% OF NET
	COMPANY	SHARES	(000)	ASSETS
	FOOD STORES		$714,404	0.60%
	FORESTRY		103,684	0.09
	FURNITURE AND FIXTURES		278,366	0.23
	FURNITURE AND HOMEFURNISHINGS STORES		444,594	0.37
	GENERAL BUILDING CONTRACTORS		488,149	0.41
	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	15,296,911	736,852	0.62
	Other		1,006,078	0.85
			1,742,930	1.47
	HEALTH SERVICES		1,609,583	1.35
	HEAVY CONSTRUCTION, EXCEPT BUILDING		416,940	0.35
	HOLDING AND OTHER INVESTMENT OFFICES		2,958,644	2.49
	HOTELS AND OTHER LODGING PLACES
	Accor S.A.	6,756,426	411,135	0.34
	Other		506,331	0.43
			917,466	0.77
	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	4,412,608	356,406	0.30
*	Dell, Inc	16,009,975	390,803	0.33
	Hewlett-Packard Co	20,336,009	644,245	0.54
	International Business Machines Corp	10,199,462	783,523	0.66
	Other		3,765,320	3.17
			5,940,297	5.00
	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	16,245,784	973,447	0.82
	Other		2,751,529	2.31
			3,724,976	3.13
	INSURANCE AGENTS, BROKERS AND SERVICE		611,975	0.52
	INSURANCE CARRIERS
	American International Group, Inc	14,040,917	829,116	0.70
	UnitedHealth Group, Inc	8,078,361	361,749	0.30
	Other		4,863,686	4.09
			6,054,551	5.09
	JUSTICE, PUBLIC ORDER AND SAFETY		15,091	0.01
	LEATHER AND LEATHER PRODUCTS		156,232	0.13
	LEGAL SERVICES		9,852	0.01
	LOCAL AND INTERURBAN PASSENGER TRANSIT		26,029	0.02
	LUMBER AND WOOD PRODUCTS		55,055	0.05
	METAL MINING		941,109	0.79
	MISCELLANEOUS MANUFACTURING INDUSTRIES		432,021	0.36

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2006 Semiannual Report |	45

	|	Summary portfolio of investments (unaudited)
CREF Stock Account		June 30, 2006	continued

		VALUE	% OF NET
COMPANY	SHARES	(000)	ASSETS
MISCELLANEOUS RETAIL		$1,295,015	1.09%
MOTION PICTURES
Time Warner, Inc	23,625,407	408,720	0.34
Walt Disney Co	13,175,077	395,252	0.33
Other		362,026	0.31
		1,165,998	0.98
NONDEPOSITORY INSTITUTIONS
American Express Co	8,034,982	427,622	0.36
Fannie Mae	7,825,634	376,413	0.32
Other		1,225,293	1.03
		2,029,328	1.71
NONMETALLIC MINERALS, EXCEPT FUELS		109,481	0.09
OIL AND GAS EXTRACTION		3,403,128	2.86
PAPER AND ALLIED PRODUCTS		529,462	0.45
PERSONAL SERVICES		120,590	0.10
PETROLEUM AND COAL PRODUCTS
Chevron Corp	12,993,395	806,370	0.68
ConocoPhillips	8,992,016	589,247	0.50
Exxon Mobil Corp	33,449,610	2,052,134	1.73
Occidental Petroleum Corp	4,347,002	445,785	0.37
Other		2,191,437	1.84
		6,084,973	5.12
PIPELINES, EXCEPT NATURAL GAS		26,056	0.02
PRIMARY METAL INDUSTRIES		1,518,710	1.28
PRINTING AND PUBLISHING		709,812	0.60
RAILROAD TRANSPORTATION		773,324	0.65
REAL ESTATE		681,359	0.57
RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		282,506	0.24
SECURITY AND COMMODITY BROKERS
Goldman Sachs Group, Inc	2,335,169	351,279	0.29
Merrill Lynch & Co, Inc	5,108,431	355,343	0.30
Morgan Stanley	8,228,095	520,098	0.44
Other		1,594,162	1.34
		2,820,882	2.37
SOCIAL SERVICES		18,303	0.02
SPECIAL TRADE CONTRACTORS		57,939	0.05
STONE, CLAY, AND GLASS PRODUCTS		489,811	0.41
TEXTILE MILL PRODUCTS		14,038	0.01
TOBACCO PRODUCTS
Altria Group, Inc	16,601,357	1,219,038	1.03
Other		226,967	0.19
		1,446,005	1.22
TRANSPORTATION BY AIR		667,737	0.56

46	| 2006 Semiannual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary portfolio of investments (unaudited)
CREF Stock Account		June 30, 2006	concluded

				VALUE		% OF NET
	COMPANY		SHARES	(000)		ASSETS
	TRANSPORTATION EQUIPMENT
	Boeing Co		5,771,155	$472,715		0.40%
	United Technologies Corp		7,129,219	452,135		0.38
	Other			2,756,717		2.32
				3,681,567		3.10
	TRANSPORTATION SERVICES			282,560		0.24
	TRUCKING AND WAREHOUSING			646,524		0.54
	WATER TRANSPORTATION			138,442		0.12
	WHOLESALE TRADE-DURABLE GOODS
d	General Electric Co		63,456,771	2,091,535		1.76
	Other			856,142		0.72
				2,947,677		2.48
	WHOLESALE TRADE-NONDURABLE GOODS			1,298,598		1.09
	TOTAL COMMON STOCKS	(Cost $103,272,220)		118,240,326		99.49
	WARRANTS
	BUSINESS SERVICES			126		0.00	**
	CHEMICALS AND ALLIED PRODUCTS			3		0.00	**
	COMMUNICATIONS			69		0.00	**
	GENERAL BUILDING CONTRACTORS			0	^	0.00	**
	HOTELS AND OTHER LODGING PLACES			180		0.00	**
	SECURITY AND COMMODITY BROKERS			0	^	0.00	**
	TRANSPORTATION SERVICES			5		0.00	**
	TOTAL WARRANTS	(Cost $7,525)		383		0.00	**
	ISSUER
	SHORT-TERM INVESTMENTS
	COMMERCIAL PAPER			577,756		0.48
†	U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES			197,538		0.17
††	VARIABLE NOTES			49,999		0.04
	TOTAL SHORT-TERM INVESTMENTS	(Cost $825,197)		825,293		0.69

	TOTAL PORTFOLIO	(Cost $104,122,015)		119,073,955		100.19
	OTHER ASSETS & LIABILITIES, NET			(230,960)		(0.19)

	NET ASSETS			$118,842,995		100.00%

________
*   Non-income producing
** Percentage represents less than 0.01%
^   Amount represents less than $1,000
†   Notes have a rate of 4.950% –5.200% and mature 07/05/06–08/11/06 Notes have a rate of 5.300% and mature 07/21/06
d   All or a portion of these securities have been segregated by the Custodian to cover margin or other requirements on open futures contracts.

________
Cost amounts are in thousands.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Accounts use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2006 Semiannual Report |	47

	|	Summary of market values by country (unaudited)
CREF Stock Account		June 30, 2006

			% OF
			MARKET
DOMESTIC		VALUE	VALUE
UNITED STATES		$91,905,304,333	77.18%
	TOTAL DOMESTIC	91,905,304,333	77.18

FOREIGN
ARGENTINA		882,540	0.00
AUSTRALIA		1,091,034,321	0.92
AUSTRIA		112,812,864	0.09
BELGIUM		190,177,870	0.16
BERMUDA		55,605	0.00
BRAZIL		82,009,112	0.07
CANADA		1,915,812,267	1.61
CAYMAN ISLANDS		7,608,423	0.01
CHILE		4,856,038	0.00
CHINA		13,635,496	0.01
COLUMBIA		915,559	0.00
CZECH REPUBLIC		2,092,799	0.00
DENMARK		164,705,981	0.14
EGYPT		1,986,394	0.00
FINLAND		631,395,505	0.53
FRANCE		2,889,696,216	2.43
GERMANY		2,045,201,143	1.72
GREECE		90,717,635	0.08
HONG KONG		511,226,991	0.43
HUNGARY		23,345,063	0.02
INDIA		95,098,317	0.08
INDONESIA		20,049,039	0.02
IRELAND		151,594,891	0.13
ISRAEL		53,656,931	0.05
ITALY		949,614,757	0.80
JAPAN		5,675,213,610	4.77
LUXEMBOURG		3,461,537	0.00
MALAYSIA		34,261,095	0.03
MEXICO		29,579,615	0.02
NETHERLANDS		1,273,877,214	1.07
NEW ZEALAND		48,934,086	0.04
NORWAY		187,062,886	0.16
PERU		1,327,103	0.00
PHILIPPINES		15,690,456	0.01
POLAND		4,762,468	0.00
PORTUGAL		48,507,694	0.04
REPUBLIC OF KOREA		162,115,853	0.14
RUSSIA		98,165,604	0.08
SINGAPORE		256,701,632	0.22
SOUTH AFRICA		101,194,227	0.08
SPAIN		641,488,937	0.54
SWEDEN		468,250,409	0.39
SWITZERLAND		1,957,042,543	1.64
TAIWAN (REPUBLIC OF CHINA)		93,592,402	0.08
THAILAND		21,441,257	0.02
TURKEY		4,094,222	0.00
UNITED KINGDOM		4,991,703,809	4.19
	TOTAL FOREIGN	27,168,650,416	22.82
	TOTAL PORTFOLIO	$119,073,954,749	100.00%

48	| 2006 Semiannual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary portfolio of investments (unaudited)
CREF Global Equities Account		June 30, 2006

				VALUE	% OF NET
	COMPANY		SHARES	(000)	ASSETS
	PREFERRED STOCKS
	COMMUNICATIONS			$144	0.00	%**
	INSURANCE CARRIERS			246	0.00	**
	TRANSPORTATION EQUIPMENT			55,849	0.42
	TOTAL PREFERRED STOCKS	(Cost $48,290)		56,239	0.42

	COMMON STOCKS
	AGRICULTURAL PRODUCTION-CROPS			826	0.01
	AGRICULTURAL SERVICES			18	0.00	**
	AMUSEMENT AND RECREATION SERVICES			122,699	0.91
	APPAREL AND ACCESSORY STORES			69,910	0.52
	APPAREL AND OTHER TEXTILE PRODUCTS			12,864	0.10
	AUTO REPAIR, SERVICES AND PARKING			539	0.00	**
	AUTOMOTIVE DEALERS AND SERVICE STATIONS			25,108	0.19
	BUILDING MATERIALS AND GARDEN SUPPLIES			22,906	0.17
	BUSINESS SERVICES			525,996	3.91
	CHEMICALS AND ALLIED PRODUCTS
*	Amgen, Inc		1,015,922	66,269	0.49
	AstraZeneca plc		1,663,584	100,429	0.75
	Daiichi Sankyo Co Ltd		2,651,625	73,067	0.54
	Roche Holding AG.		562,980	92,880	0.69
	Sumitomo Chemical Co Ltd		7,672,000	64,026	0.48
	Wyeth		1,790,422	79,513	0.59
	Other			784,794	5.84
				1,260,978	9.38
	COAL MINING			64,707	0.48
	COMMUNICATIONS
	CBS Corp		3,368,950	91,130	0.68
	Sprint Nextel Corp		3,280,068	65,569	0.49
	Other			497,470	3.70
				654,169	4.87
	DEPOSITORY INSTITUTIONS
	ABN AMRO Holding NV		3,488,887	95,422	0.71
	Bank of America Corp		1,297,338	62,402	0.46
	Citigroup, Inc		1,346,946	64,977	0.48
	Commerzbank AG.		2,274,073	82,696	0.62
	HSBC Holdings plc		3,738,237	65,787	0.49
	Societe Generale (A Shs)		470,489	69,183	0.51
	Wells Fargo & Co		1,381,227	92,653	0.69
	Other			676,689	5.04
				1,209,809	9.00
	EATING AND DRINKING PLACES			76,966	0.57

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2006 Semiannual Report |	49

	|	Summary portfolio of investments (unaudited)
CREF Global Equities Account		June 30, 2006	continued

			VALUE	% OF NET
	COMPANY	SHARES	(000)	ASSETS
	EDUCATIONAL SERVICES		$668	0.00	%**
	ELECTRIC, GAS, AND SANITARY SERVICES
	Endesa S.A.	2,537,226	88,210	0.66
	Fortum Oyj	3,958,220	101,224	0.75
	Sempra Energy	1,348,524	61,331	0.46
	Other		240,764	1.79
			491,529	3.66
	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	4,214,562	82,310	0.61
	Intel Corp	5,594,885	106,023	0.79
	Other		578,861	4.31
			767,194	5.71
	ENGINEERING AND MANAGEMENT SERVICES		62,737	0.47
	FABRICATED METAL PRODUCTS
	Vallourec S.A.	60,058	72,186	0.54
	Other		18,996	0.14
			91,182	0.68
	FOOD AND KINDRED PRODUCTS
	Diageo plc	9,031,038	151,917	1.13
	Kellogg Co	1,760,356	85,254	0.63
	Other		249,367	1.86
			486,538	3.62
	FOOD STORES
	Supervalu, Inc	2,618,522	80,389	0.60
	Other		50,004	0.37
			130,393	0.97
	FORESTRY		2,476	0.02
	FURNITURE AND FIXTURES		1,314	0.01
	FURNITURE AND HOMEFURNISHINGS STORES		19,977	0.15
	GENERAL BUILDING CONTRACTORS		76,784	0.57
	GENERAL MERCHANDISE STORES		104,193	0.78
	HEALTH SERVICES
	AmerisourceBergen Corp	1,780,660	74,645	0.55
	Other		233,720	1.74
			308,365	2.29
	HEAVY CONSTRUCTION, EXCEPT BUILDING
	Vinci S.A.	1,225,616	126,233	0.94
	Other		56,623	0.42
			182,856	1.36
	HOLDING AND OTHER INVESTMENT OFFICES
	NTL, Inc	3,197,758	79,624	0.59
	Other		93,644	0.70
			173,268	1.29

50	| 2006 Semiannual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary portfolio of investments (unaudited)
CREF Global Equities Account		June 30, 2006	continued

		VALUE	% OF NET
COMPANY	SHARES	(000)	ASSETS
HOTELS AND OTHER LODGING PLACES
Accor S.A.	1,546,258	$94,091	0.70%
Other		22,990	0.17
		117,081	0.87
INDUSTRIAL MACHINERY AND EQUIPMENT
Hewlett-Packard Co	3,019,651	95,662	0.71
Other		310,257	2.31
		405,919	3.02
INSTRUMENTS AND RELATED PRODUCTS
Johnson & Johnson	2,645,479	158,517	1.18
Other		242,690	1.81
		401,207	2.99
INSURANCE AGENTS, BROKERS AND SERVICE		117,151	0.87
INSURANCE CARRIERS
Aetna, Inc	1,678,035	67,004	0.50
Metlife, Inc	1,510,571	77,356	0.58
Other		399,311	2.97
		543,671	4.05
LEATHER AND LEATHER PRODUCTS		51,164	0.38
LOCAL AND INTERURBAN PASSENGER TRANSIT		575	0.00	**
LUMBER AND WOOD PRODUCTS		916	0.01
METAL MINING		91,270	0.68
MISCELLANEOUS MANUFACTURING INDUSTRIES		52,126	0.39
MISCELLANEOUS RETAIL
CVS Corp	3,321,768	101,978	0.76
Other		135,190	1.00
		237,168	1.76
MOTION PICTURES		74,570	0.55
NONDEPOSITORY INSTITUTIONS
American Express Co	1,467,453	78,098	0.58
Capital One Financial Corp	1,007,637	86,103	0.64
Deutsche Postbank AG.	1,102,444	79,306	0.59
Fannie Mae	2,555,600	122,924	0.92
Other		214,189	1.59
		580,620	4.32
NONMETALLIC MINERALS, EXCEPT FUELS		17,243	0.13
OIL AND GAS EXTRACTION
BG Group plc	7,090,225	94,747	0.71
Other		297,442	2.21
		392,189	2.92
PAPER AND ALLIED PRODUCTS		43,253	0.32

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2006 Semiannual Report |	51

	|	Summary portfolio of investments (unaudited)
CREF Global Equities Account		June 30, 2006	continued

			VALUE	% OF NET
	COMPANY	SHARES	(000)	ASSETS
	PERSONAL SERVICES		$3,056	0.02%
	PETROLEUM AND COAL PRODUCTS
	Chevron Corp	1,612,312	100,060	0.74
	ConocoPhillips	1,071,606	70,222	0.52
	Exxon Mobil Corp	3,209,067	196,876	1.46
	Royal Dutch Shell plc (A Shares)	3,054,917	102,834	0.77
	Other		191,550	1.43
			661,542	4.92
	PIPELINES, EXCEPT NATURAL GAS		3,020	0.02
	PRIMARY METAL INDUSTRIES		59,911	0.45
	PRINTING AND PUBLISHING		53,491	0.40
	RAILROAD TRANSPORTATION		30,573	0.23
	REAL ESTATE		154,027	1.15
	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		6,873	0.05
	SECURITY AND COMMODITY BROKERS
	Goldman Sachs Group, Inc	445,200	66,971	0.50
	Janus Capital Group, Inc	3,567,798	63,864	0.48
	Morgan Stanley	2,173,770	137,404	1.02
	Other		347,031	2.58
			615,270	4.58
	SOCIAL SERVICES		90	0.00	**
	SPECIAL TRADE CONTRACTORS		26,238	0.20
	STONE, CLAY, AND GLASS PRODUCTS		124,317	0.93
	TEXTILE MILL PRODUCTS		5	0.00	**
	TOBACCO PRODUCTS		166,099	1.24
	TRANSPORTATION BY AIR		22,263	0.17
	TRANSPORTATION EQUIPMENT
	Raytheon Co	1,835,010	81,786	0.61
	Renault S.A.	751,508	80,717	0.60
	Other		425,890	3.17
			588,393	4.38
	TRANSPORTATION SERVICES		2,922	0.02
	TRUCKING AND WAREHOUSING		50,794	0.38
	WATER TRANSPORTATION		63,445	0.47
	WHOLESALE TRADE-DURABLE GOODS
d	General Electric Co	6,220,288	205,021	1.53
	Other		112,937	0.84
			317,958	2.37

52	| 2006 Semiannual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary portfolio of investments (unaudited)
CREF Global Equities Account		June 30, 2006	concluded

					VALUE	% OF NET
	COMPANY			SHARES	(000)	ASSETS
	WHOLESALE TRADE-NONDURABLE GOODS
	Alliance Unichem plc			4,842,474	$91,534	0.68%
	Other				120,561	0.90
					212,095	1.58
		TOTAL COMMON STOCKS	(Cost $12,824,854)		13,235,474	98.51

	WARRANTS
	HOTELS AND OTHER LODGING PLACES				181	0.00	**
		TOTAL WARRANTS	(Cost $0)		181	0.00	**

	ISSUER			PRINCIPAL
	SHORT-TERM INVESTMENTS
	U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES
d	Federal Home Loan Bank
	(FHLB)	4.950%–5.200%, 07/03/06–08/11/06		$94,790,000	94,559	0.70
					94,559	0.70
	TOTAL SHORT-TERM INVESTMENTS		(Cost $94,531)		94,559	0.70

	TOTAL PORTFOLIO		(Cost $12,967,675)		13,386,453	99.63
	OTHER ASSETS & LIABILITIES, NET				50,120	0.37

		NET ASSETS			$13,436,573	100.00%

________
*	Non-income producing
**	Percentage represents less than 0.01%
d	All or a portion of these securities have been segregated by the Custodian to cover margin or other requirements on open futures contracts.

________
Cost amounts are in thousands.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Accounts use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2006 Semiannual Report |	53

	|	Summary of market values by country (unaudited)
CREF Global Equities Account		June 30, 2006

			% OF
			MARKET
DOMESTIC		VALUE	VALUE
UNITED STATES		$6,441,302,719	48.12%
	TOTAL DOMESTIC	6,441,302,719	48.12

FOREIGN
AUSTRALIA		220,513,968	1.65
AUSTRIA		653,744	0.00
BELGIUM		874,059	0.01
BRAZIL		24,375,645	0.18
CANADA		237,808,499	1.78
CAYMAN ISLANDS		7,562,382	0.06
DENMARK		41,529,538	0.31
FINLAND		197,832,898	1.48
FRANCE		686,297,263	5.13
GERMANY		670,879,129	5.01
GREECE		51,069,485	0.38
HONG KONG		171,061,590	1.28
HUNGARY		14,357,219	0.11
INDIA		24,733,843	0.18
INDONESIA		3,379,259	0.02
IRELAND		27,712,237	0.21
ISRAEL		38,596,125	0.29
ITALY		195,344,401	1.46
JAPAN		1,447,301,620	10.81
MALAYSIA		11,278,272	0.08
NETHERLANDS		346,739,145	2.59
NEW ZEALAND		124,504	0.00
NORWAY		75,855,227	0.57
PHILIPPINES		14,167,768	0.10
PORTUGAL		449,032	0.00
REPUBLIC OF KOREA		79,861,641	0.60
RUSSIA		18,009,593	0.13
SINGAPORE		165,531,465	1.24
SOUTH AFRICA		3,651,480	0.03
SPAIN		305,319,142	2.28
SWEDEN		145,539,046	1.09
SWITZERLAND		347,348,572	2.59
TAIWAN (REPUBLIC OF CHINA)		8,034,175	0.06
THAILAND		11,066,777	0.08
UNITED KINGDOM		1,350,291,567	10.09
	TOTAL FOREIGN	6,945,150,310	51.88
	TOTAL PORTFOLIO	$13,386,453,029	100.00%

54	| 2006 Semiannual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary portfolio of investments (unaudited)
CREF Growth Account		June 30, 2006

				VALUE		% OF NET
	COMPANY		SHARES	(000)		ASSETS
	PREFERRED STOCK
	PRIMARY METAL INDUSTRIES			$0	^	0.00	%**
	TOTAL PREFERRED STOCK	(Cost $10)		0	^	0.00	**

	COMMON STOCKS
	APPAREL AND ACCESSORY STORES			89,741		0.78
	APPAREL AND OTHER TEXTILE PRODUCTS			28,520		0.25

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Lowe’s Cos, Inc		1,898,002	115,152		1.00
				115,152		1.00

	BUSINESS SERVICES
*	Adobe Systems, Inc		6,253,232	189,848		1.65
*	Cognizant Technology Solutions Corp		1,423,388	95,894		0.83
*	eBay, Inc		6,584,088	192,848		1.68
*	Electronic Arts, Inc		3,626,314	156,076		1.36
*	Google, Inc (Class A)		878,298	368,297		3.21
	Microsoft Corp		5,050,103	117,667		1.02
*	Yahoo!, Inc		5,520,128	182,164		1.59
	Other			301,693		2.63
				1,604,487		13.97

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories		4,747,568	207,041		1.80
*	Amgen, Inc		4,056,126	264,581		2.31
*	Gilead Sciences, Inc		1,750,818	103,578		0.90
	Monsanto Co		2,083,160	175,381		1.53
e*	Sepracor, Inc		2,378,089	135,884		1.18
	Wyeth		3,348,867	148,723		1.30
	Other			383,861		3.34
				1,419,049		12.36
	COAL MINING			49,391		0.43

	COMMUNICATIONS
	AT&T, Inc		5,426,708	151,351		1.32
	Other			259,360		2.26
				410,711		3.58
	DEPOSITORY INSTITUTIONS			31,649		0.28

	EATING AND DRINKING PLACES
*	Starbucks Corp		2,472,352	93,356		0.81
				93,356		0.81
	ELECTRIC, GAS, AND SANITARY SERVICES			62,398		0.54

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc		9,781,855	191,040		1.66
	Emerson Electric Co		2,075,914	173,982		1.51
	Harman International Industries, Inc		1,267,401	108,198		0.94
	Intel Corp		8,474,310	160,588		1.40

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2006 Semiannual Report |	55

	|	Summary portfolio of investments (unaudited)
CREF Growth Account		June 30, 2006	continued

			VALUE		% OF NET
	COMPANY	SHARES	(000)		ASSETS
	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT — (continued)
*	Lucent Technologies, Inc	40,057,065	$96,938		0.84%
*	Marvell Technology Group Ltd	2,521,469	111,777		0.97
	Motorola, Inc	5,728,279	115,425		1.01
*	Network Appliance, Inc	4,093,329	144,495		1.26
	Qualcomm, Inc	6,721,048	269,312		2.35
	Other		318,774		2.78
			1,690,529		14.72

	ENGINEERING AND MANAGEMENT SERVICES
*	Celgene Corp	1,954,420	92,698		0.81
	Paychex, Inc	4,180,160	162,943		1.42
	Other		29,252		0.25
			284,893		2.48

	FOOD AND KINDRED PRODUCTS
	PepsiCo, Inc	3,343,881	200,767		1.75
			200,767		1.75
	FURNITURE AND HOME FURNISHINGS STORES		109,659		0.95
	GENERAL BUILDING CONTRACTORS		0	^	0.00	**

	GENERAL MERCHANDISE STORES
	Target Corp	3,278,257	160,208		1.40
	Other		85,150		0.74
			245,358		2.14

	HEALTH SERVICES
*	Medco Health Solutions, Inc	1,639,885	93,933		0.82
	Other		29,790		0.26
			123,723		1.08

	HOLDING AND OTHER INVESTMENT OFFICES
	Alcon, Inc	1,093,620	107,776		0.94
	Other		728		0.00	**
			108,504		0.94

	HOTELS AND OTHER LODGING PLACES
	Starwood Hotels & Resorts Worldwide, Inc	2,567,379	154,916		1.35
	Other		100,808		0.88
			255,724		2.23

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Apple Computer, Inc	2,701,365	154,302		1.34
	Applied Materials, Inc	5,676,023	92,406		0.81
	Other		253,006		2.20
			499,714		4.35

	INSTRUMENTS AND RELATED PRODUCTS
*	St. Jude Medical, Inc	3,463,770	112,295		0.98
*	Zimmer Holdings, Inc	1,742,163	98,816		0.86
	Other		218,880		1.90
			429,991		3.74

56	| 2006 Semiannual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary portfolio of investments (unaudited)
CREF Growth Account		June 30, 2006	continued

			VALUE	% OF NET
	COMPANY	SHARES	(000)	ASSETS
	INSURANCE CARRIERS
	Aetna, Inc	4,177,632	$166,813	1.45%
	Progressive Corp	3,553,080	91,349	0.80
	Other		23,584	0.20
			281,746	2.45
	LEATHER AND LEATHER PRODUCTS		84,617	0.74
	METAL MINING		48,869	0.43
	MISCELLANEOUS RETAIL
	CVS Corp	7,750,908	237,953	2.07
	Other		50,687	0.44
			288,640	2.51
	MOTION PICTURES		88,813	0.77
	NONDEPOSITORY INSTITUTIONS
	American Express Co	4,999,323	266,064	2.32
			266,064	2.32
	OIL AND GAS EXTRACTION
	Halliburton Co	1,862,068	138,184	1.20
	Schlumberger Ltd	1,558,267	101,459	0.89
	Other		140,051	1.22
			379,694	3.31
	PETROLEUM AND COAL PRODUCTS		46,011	0.40
	PRIMARY METAL INDUSTRIES
*	Corning, Inc	10,722,504	259,377	2.26
			259,377	2.26
	RAILROAD TRANSPORTATION		27,496	0.24
	SECURITY AND COMMODITY BROKERS
	Charles Schwab Corp	12,600,746	201,360	1.75
	Chicago Mercantile Exchange Holdings, Inc	391,556	192,313	1.67
	Merrill Lynch & Co, Inc	1,924,218	133,849	1.17
	Other		237,599	2.07
			765,121	6.66
	TOBACCO PRODUCTS
	Altria Group, Inc	3,074,160	225,736	1.97
			225,736	1.97
	TRANSPORTATION BY AIR		39,824	0.35
	TRANSPORTATION EQUIPMENT
	Boeing Co	2,323,776	190,341	1.66
	United Technologies Corp	4,178,433	264,996	2.31
			455,337	3.97
	TRANSPORTATION SERVICES		88,560	0.77

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2006 Semiannual Report |	57

	|	Summary portfolio of investments (unaudited)
CREF Growth Account		June 30, 2006	concluded

			VALUE	% OF NET
COMPANY		SHARES	(000)	ASSETS
TRUCKING AND WAREHOUSING
United Parcel Service, Inc (Class B)		1,865,372	$153,576	1.34%
			153,576	1.34
WHOLESALE TRADE-DURABLE GOODS			60,301	0.52
TOTAL COMMON STOCKS	(Cost $10,729,143)		11,413,098	99.39

ISSUER
SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES			3,679	0.03
TOTAL SHORT-TERM INVESTMENTS	(Cost $3,678)		3,679	0.03

TOTAL PORTFOLIO	(Cost $10,732,831)		11,416,777	99.42
OTHER ASSETS & LIABILITIES, NET			66,047	0.58

NET ASSETS			$11,482,824	100.00%

________
*   Non-income producing
** Percentage represents less than 0.01%
^   Amount represents less than $1,000
e   All or a portion of these securities are out on loan.

________
Cost amounts are in thousands.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Accounts use more specific industry categories in following their investment limitations on industry concentration.

58	| 2006 Semiannual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary of market values by country (unaudited)
CREF Growth Account		June 30, 2006

			% OF
			MARKET
DOMESTIC		VALUE	VALUE
UNITED STATES		$10,923,716,460	95.68%
	TOTAL DOMESTIC	10,923,716,460	95.68

FOREIGN
BRAZIL		43,543,267	0.38
FINLAND		62,398,108	0.55
FRANCE		71,491,030	0.63
GERMANY		96,288,031	0.84
ISRAEL		77,213,542	0.68
JAPAN		28,701,745	0.25
MEXICO		54,790,894	0.48
REPUBLIC OF KOREA		188,959	0.00
SOUTH AFRICA		11,166,960	0.10
SWITZERLAND		47,277,707	0.41
	TOTAL FOREIGN	493,060,243	4.32
	TOTAL PORTFOLIO	$11,416,776,703	100.00%

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2006 Semiannual Report |	59

	|	Summary portfolio of investments (unaudited)
CREF Equity Index Account		June 30, 2006

			VALUE	% OF NET
	COMPANY	SHARES	(000)	ASSETS
	COMMON STOCKS
	AGRICULTURAL PRODUCTION-CROPS		$408	0.00	%**
	AGRICULTURAL PRODUCTION-LIVESTOCK		1,063	0.01
	AMUSEMENT AND RECREATION SERVICES		25,424	0.25
	APPAREL AND ACCESSORY STORES		69,305	0.69
	APPAREL AND OTHER TEXTILE PRODUCTS		18,355	0.18
	AUTO REPAIR, SERVICES AND PARKING		6,955	0.07
	AUTOMOTIVE DEALERS AND SERVICE STATIONS		17,213	0.17

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	1,505,026	53,865	0.54
	Other		41,694	0.41
			95,559	0.95

	BUSINESS SERVICES
*	Google, Inc (Class A)	148,361	62,212	0.62
	Microsoft Corp	6,306,507	146,942	1.46
*	Oracle Corp	2,824,453	40,926	0.40
	Other		464,448	4.60
			714,528	7.08

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	1,084,609	47,300	0.47
*	Amgen, Inc	840,089	54,799	0.54
	Eli Lilly & Co	698,748	38,620	0.38
	Merck & Co, Inc	1,550,939	56,501	0.56
	Pfizer, Inc	5,206,729	122,202	1.21
	Procter & Gamble Co	2,331,861	129,651	1.28
	Wyeth	956,348	42,471	0.42
	Other		432,769	4.29
			924,313	9.15
	COAL MINING		27,239	0.27

	COMMUNICATIONS
e	AT&T, Inc	2,762,740	77,053	0.76
	BellSouth Corp	1,285,229	46,525	0.46
e*	Comcast Corp (Class A)	1,384,598	45,332	0.45
	Sprint Nextel Corp	2,055,140	41,082	0.41
	Verizon Communications, Inc	2,073,036	69,426	0.69
	Other		191,073	1.89
			470,491	4.66

60	| 2006 Semiannual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary portfolio of investments (unaudited)
CREF Equity Index Account		June 30, 2006	continued

			VALUE	% OF NET
	COMPANY	SHARES	(000)	ASSETS
	DEPOSITORY INSTITUTIONS
	Bank of America Corp	3,242,888	$155,983	1.54%
	Citigroup, Inc	3,532,540	170,410	1.69
	JPMorgan Chase & Co	2,469,154	103,704	1.03
	US Bancorp	1,264,853	39,059	0.39
	Wachovia Corp	1,142,923	61,809	0.61
	Wells Fargo & Co	1,193,764	80,078	0.79
	Other		421,072	4.17
			1,032,115	10.22
	EATING AND DRINKING PLACES		94,470	0.94
	EDUCATIONAL SERVICES		14,019	0.14
	ELECTRIC, GAS, AND SANITARY SERVICES		410,013	4.06
	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	4,339,871	84,758	0.84
	Intel Corp	4,133,752	78,335	0.77
	Qualcomm, Inc	1,189,718	47,672	0.47
	Other		386,346	3.83
			597,111	5.91
	ENGINEERING AND MANAGEMENT SERVICES		82,546	0.82
	ENVIRONMENTAL QUALITY AND HOUSING		163	0.00	**
	FABRICATED METAL PRODUCTS		41,149	0.41
	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	1,448,134	62,299	0.62
	PepsiCo, Inc	1,174,283	70,504	0.70
	Other		164,051	1.62
			296,854	2.94
	FOOD STORES		26,647	0.26
	FORESTRY		12,845	0.13
	FURNITURE AND FIXTURES		34,402	0.34
	FURNITURE AND HOMEFURNISHINGS STORES		36,247	0.36
	GENERAL BUILDING CONTRACTORS		36,676	0.36
	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	1,748,986	84,249	0.83
	Other		96,370	0.96
			180,619	1.79
	HEALTH SERVICES		161,652	1.60
	HEAVY CONSTRUCTION, EXCEPT BUILDING		1,419	0.01
	HOLDING AND OTHER INVESTMENT OFFICES		273,668	2.71
	HOTELS AND OTHER LODGING PLACES		51,268	0.51

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2006 Semiannual Report |	61

	|	Summary portfolio of investments (unaudited)
CREF Equity Index Account		June 30, 2006	continued

			VALUE	% OF NET
	COMPANY	SHARES	(000)	ASSETS
	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	535,802	$43,277	0.43%
*	Dell, Inc	1,642,181	40,086	0.40
	Hewlett-Packard Co	1,991,450	63,089	0.62
	International Business Machines Corp	1,101,679	84,631	0.84
	Other		306,403	3.03
			537,486	5.32
	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	2,104,074	126,076	1.25
	Medtronic, Inc	860,928	40,395	0.40
	Other		245,310	2.43
			411,781	4.08
	INSURANCE AGENTS, BROKERS AND SERVICE		43,376	0.43
	INSURANCE CARRIERS
	American International Group, Inc	1,565,282	92,430	0.92
	UnitedHealth Group, Inc	957,192	42,863	0.42
	Other		324,497	3.21
			459,790	4.55
	JUSTICE, PUBLIC ORDER AND SAFETY		1,872	0.02
	LEATHER AND LEATHER PRODUCTS		11,712	0.12
	LEGAL SERVICES		1,051	0.01
	LOCAL AND INTERURBAN PASSENGER TRANSIT		1,748	0.02
	LUMBER AND WOOD PRODUCTS		3,916	0.04
	METAL MINING		38,859	0.38
	MISCELLANEOUS MANUFACTURING INDUSTRIES		20,252	0.20
	MISCELLANEOUS RETAIL		120,333	1.19
	MOTION PICTURES
	Time Warner, Inc	2,981,966	51,588	0.51
	Walt Disney Co	1,557,708	46,731	0.47
	Other		39,529	0.39
			137,848	1.37
	NONDEPOSITORY INSTITUTIONS
	American Express Co	775,568	41,276	0.41
	Other		136,483	1.35
			177,759	1.76
	NONMETALLIC MINERALS, EXCEPT FUELS		8,422	0.08
	OIL AND GAS EXTRACTION		243,800	2.41
	PAPER AND ALLIED PRODUCTS		52,646	0.52
	PERSONAL SERVICES		15,942	0.16
	PETROLEUM AND COAL PRODUCTS
	Chevron Corp	1,575,052	97,748	0.97
	ConocoPhillips	1,172,898	76,860	0.76

62	| 2006 Semiannual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary portfolio of investments (unaudited)
CREF Equity Index Account		June 30, 2006	continued

				VALUE		% OF NET
	COMPANY		SHARES	(000)		ASSETS
	PETROLEUM AND COAL PRODUCTS — (continued)
	Exxon Mobil Corp		4,305,088	$264,117		2.61%
	Other			141,214		1.40
				579,939		5.74
	PRIMARY METAL INDUSTRIES			104,508		1.04
	PRINTING AND PUBLISHING			64,356		0.64
	RAILROAD TRANSPORTATION			68,446		0.68
	REAL ESTATE			13,065		0.13
	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS			15,385		0.15
	SECURITY AND COMMODITY BROKERS
	Goldman Sachs Group, Inc		271,075	40,778		0.40
	Merrill Lynch & Co, Inc		654,693	45,540		0.45
	Morgan Stanley		761,119	48,110		0.48
	Other			150,588		1.49
				285,016		2.82
	SOCIAL SERVICES			1,476		0.01
	SPECIAL TRADE CONTRACTORS			5,664		0.06
	STONE, CLAY, AND GLASS PRODUCTS			8,876		0.09
	TEXTILE MILL PRODUCTS			531		0.01
	TOBACCO PRODUCTS
	Altria Group, Inc		1,483,868	108,960		1.08
	Other			9,511		0.09
				118,471		1.17
	TRANSPORTATION BY AIR			53,601		0.53
	TRANSPORTATION EQUIPMENT
	Boeing Co		568,146	46,537		0.46
	United Technologies Corp		718,291	45,554		0.45
	Other			172,023		1.71
				264,114		2.62
	TRANSPORTATION SERVICES			22,290		0.22
	TRUCKING AND WAREHOUSING			52,772		0.52
	WATER TRANSPORTATION			6,687		0.07
	WHOLESALE TRADE-DURABLE GOODS
d	General Electric Co		7,389,636	243,562		2.41
	Other			41,667		0.42
				285,229		2.83
	WHOLESALE TRADE-NONDURABLE GOODS			79,491		0.79
	TOTAL COMMON STOCKS	(Cost $7,984,363)		10,073,246		99.77
	WARRANTS
	COMMUNICATIONS			0	^	0.00	**
	TOTAL WARRANTS	(Cost $0)		0	^	0.00	**

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2006 Semiannual Report |	63

	|	Summary portfolio of investments (unaudited)
CREF Equity Index Account		June 30, 2006	concluded

					VALUE	% OF NET
	ISSUER			PRINCIPAL	(000)	ASSETS
	SHORT-TERM INVESTMENTS
	COMMERCIAL PAPER				56,864	0.57
	U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES
d	Federal Home Loan Bank
	(FHLB)	4.950%–5.200%, 07/03/06–08/11/06		$286,260,000	$285,943	2.83%
					285,943	2.83
	TOTAL SHORT-TERM INVESTMENTS		(Cost $342,765)		342,807	3.40

	TOTAL PORTFOLIO		(Cost $8,327,128)		10,416,053	103.17
	OTHER ASSETS & LIABILITIES, NET				(319,749)	(3.17)

		NET ASSETS			$10,096,304	100.00%

________
*	Non-income producing
**	Percentage represents less than 0.01%
^	Amount represents less than $1,000
d	All or a portion of these securities have been segregated by the Custodian to cover margin or other requirements on open futures contracts.
e	All or a portion of these securities are out on loan.

________
Cost amounts are in thousands.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Accounts use more specific industry categories in following their investment limitations on industry concentration.

64	| 2006 Semiannual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary portfolio of investments (unaudited)
CREF Bond Market Account		June 30, 2006

				VALUE	% OF NET
ISSUER		RATING†	PRINCIPAL	(000)	ASSETS
BONDS
CORPORATE BONDS
AMUSEMENT AND RECREATION SERVICES				$5,517	0.09%
AUTO REPAIR, SERVICES AND PARKING				3,013	0.05
ASSET BACKED				152,068	2.62
BUILDING MATERIALS AND GARDEN SUPPLIES				13,923	0.24
BUSINESS SERVICES				6,520	0.11
CHEMICALS AND ALLIED PRODUCTS				34,464	0.59
COMMUNICATIONS				134,408	2.31
DEPOSITORY INSTITUTIONS				208,246	3.58
EATING AND DRINKING PLACES				1,786	0.03
ELECTRIC, GAS, AND SANITARY SERVICES				100,632	1.73
ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				17,469	0.30
FABRICATED METAL PRODUCTS				9,631	0.17
FOOD AND KINDRED PRODUCTS				30,581	0.53
FOOD STORES				10,515	0.18
FORESTRY				2,663	0.05
GENERAL BUILDING CONTRACTORS				24,798	0.43
GENERAL MERCHANDISE STORES				20,260	0.35
HEALTH SERVICES				5,401	0.09
HOLDING AND OTHER INVESTMENT OFFICES				36,580	0.63
HOTELS AND OTHER LODGING PLACES				3,797	0.06
INDUSTRIAL MACHINERY AND EQUIPMENT				9,206	0.16
INSTRUMENTS AND RELATED PRODUCTS				9,116	0.16
INSURANCE CARRIERS				53,292	0.92
METAL MINING				11,512	0.20
MISCELLANEOUS MANUFACTURING INDUSTRIES				6,620	0.11
MISCELLANEOUS RETAIL				5,567	0.10
MOTION PICTURES				31,242	0.54
NONDEPOSITORY INSTITUTIONS
General Electric Capital Corp	6.000%, 06/15/12	Aaa	$28,000,000	28,308	0.49
Other				124,216	2.13
				152,524	2.62
OIL AND GAS EXTRACTION				65,119	1.12

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2006 Semiannual Report |	65

	|	Summary portfolio of investments (unaudited)
CREF Bond Market Account		June 30, 2006	continued

					VALUE	% OF NET
	ISSUER		RATING†	PRINCIPAL	(000)	ASSETS
	OTHER MORTGAGE BACKED SECURITIES
	Countrywide Alternative Loan Trust
	Series 2003-3T1 (Class A10)	5.500%, 05/25/33	N/R	$30,000,000	$29,461	0.51%
	CS First Boston Mortgage Securities Corp
	Series 2004-8 (Class 7A1)	6.000%, 12/25/34	N/R	29,749,122	29,424	0.50
	Other				411,086	7.07
					469,971	8.08
	PAPER AND ALLIED PRODUCTS				2,930	0.05
	PETROLEUM AND COAL PRODUCTS				1,918	0.03
	PIPELINES, EXCEPT NATURAL GAS				27,135	0.47
	PRIMARY METAL INDUSTRIES				10,616	0.18
	PRINTING AND PUBLISHING				2,463	0.04
	RAILROAD TRANSPORTATION				20,755	0.36
	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS				1,735	0.03
	SECURITY AND COMMODITY BROKERS				83,526	1.44
	STONE, CLAY, AND GLASS PRODUCTS				3,130	0.05
	TOBACCO PRODUCTS				1,245	0.02
	TRANSPORTATION BY AIR				7,089	0.12
	TRANSPORTATION EQUIPMENT				34,871	0.60
	WHOLESALE TRADE-NONDURABLE GOODS				9,808	0.17
	TOTAL CORPORATE BONDS		(Cost $1,899,625)		1,843,662	31.71

	GOVERNMENT BONDS
	AGENCY SECURITIES
e	Federal Home Loan Mortgage Corp
	(FHLMC)	3.750%–6.000%, 04/15/07–06/27/16	Aaa	88,732,000	88,156	1.52
e	FHLMC	4.625%, 02/21/08	Aaa	46,750,000	46,137	0.79
	FHLMC	5.125%, 04/18/08	N/R	42,268,000	42,034	0.72
	FHLMC	4.625%, 09/15/08	Aaa	45,500,000	44,682	0.77
d,e	FHLMC	7.000%, 03/15/10	Aaa	118,400,000	124,348	2.14
	FHLMC	4.750%, 01/18/11	Aaa	61,900,000	60,116	1.03
e	FHLMC	5.875%, 03/21/11	Aa2	36,399,000	36,746	0.63
e	FHLMC	6.375%, 08/01/11	Aa2	30,000,000	30,024	0.52
	FHLMC	6.250%, 03/05/12	Aaa	66,823,000	66,916	1.15
e	Federal National Mortgage Association
	(FNMA)	3.000%–6.625%, 01/02/07–08/06/38	Aaa	62,740,000	63,872	1.10
	FNMA	5.250%, 12/03/07	Aaa	31,500,000	31,383	0.54
	FNMA	4.125%, 06/16/08	Aaa	39,070,000	38,060	0.65
	FNMA	5.210%, 03/16/09	Aaa	40,000,000	39,606	0.68
e	FNMA	7.125%, 06/15/10	Aaa	120,700,000	127,626	2.20
	FNMA	5.800%, 06/07/11	Aaa	63,250,000	62,989	1.08
	FNMA	5.250%, 08/01/12	Aa2	28,600,000	27,953	0.48
	Other				242,878	4.18
					1,173,526	20.18

66	| 2006 Semiannual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary portfolio of investments (unaudited)
CREF Bond Market Account		June 30, 2006	continued

				VALUE	% OF NET
	ISSUER		PRINCIPAL	(000)	ASSETS
	FOREIGN GOVERNMENT BONDS			$186,431	3.21%
	MORTGAGE BACKED SECURITIES
d	Federal Home Loan Mortgage Corp Gold
	(FGLMC)	5.500%, 12/01/33	$33,852,481	32,652	0.56
	FGLMC	5.000%, 01/01/34	87,891,036	82,477	1.42
	FGLMC	4.500%–6.000%, 10/01/34–05/01/35	62,474,892	59,606	1.03
	FGLMC	5.500%, 06/01/35	33,604,656	32,298	0.56
h	Federal National Mortgage Association (FNMA) 5.000%, 07/25/21		132,000,000	127,091	2.19
h	FNMA	6.000%, 08/25/21	78,000,000	78,195	1.34
	FNMA	4.350%, 03/25/34	31,619,785	30,021	0.52
	FNMA	5.000%, 05/01/36	32,840,687	30,550	0.53
h	FNMA	5.500%, 07/25/36	108,000,000	103,714	1.78
h	FNMA	6.000%, 07/25/36	124,000,000	122,024	2.10
h	FNMA	6.500%, 07/25/36	36,000,000	36,180	0.62
h	Government National Mortgage Association
	(GNMA)	5.000%, 07/15/36	70,000,000	66,238	1.14
h	GNMA	6.000%, 07/20/36	29,000,000	28,755	0.49
	Other			954,748	16.42
				1,784,549	30.70
	U.S. TREASURY SECURITIES
e	United States Treasury Bond	8.000%, 11/15/21	301,155,000	385,225	6.63
e	United States Treasury Bond	5.375%, 02/15/31	42,095,000	42,838	0.74
e	United States Treasury
	Note	2.500%–5.125%, 09/30/06–05/15/16	67,749,000	66,897	1.15
e	United States Treasury Note	3.750%, 03/31/07	34,940,000	34,548	0.59
e	United States Treasury Note	4.375%, 05/15/07	27,050,000	26,842	0.46
e	United States Treasury Note	4.375%, 01/31/08	74,900,000	73,964	1.27
e	United States Treasury Note	4.875%, 05/31/08	26,000,000	25,855	0.45
e	United States Treasury Note	4.875%, 05/15/09	28,500,000	28,306	0.49
	Other			33,298	0.57
				717,773	12.35
	TOTAL GOVERNMENT BONDS		(Cost $3,964,828)	3,862,279	66.44
		TOTAL BONDS	(Cost $5,864,453)	5,705,941	98.15

	TIAA-CREF MUTUAL FUNDS		(Cost $3,697)	3,849	0.06

	SHORT-TERM INVESTMENTS
	COMMERCIAL PAPER
	ABN Amro North America Finance, Inc	5.110%, 07/14/06	29,880,000	29,832	0.51
c,d	AT&T, Inc	5.120%, 07/13/06	35,000,000	34,949	0.60
c,d	BellSouth Corp	5.170%, 07/12/06	35,000,000	34,954	0.60
c,d	Cargill Global Funding plc	5.270%, 07/13/06	35,000,000	34,949	0.60
c,d	Govco, Inc	5.140%, 07/13/06	35,000,000	34,948	0.60
c,d	Greyhawk Funding LLC	5.140%, 07/18/06	35,000,000	34,922	0.60
d	Merrill Lynch & Co, Inc	5.120%, 07/19/06–07/20/06	35,200,000	35,115	0.61
c,d	Park Avenue Receivables
	Corp	5.040%–5.080%, 07/05/06–07/11/06	35,000,000	34,976	0.60
c,d	Preferred Receivables Funding
	Corp	5.080%–5.200%, 07/10/06–07/20/06	34,000,000	33,932	0.58

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2006 Semiannual Report |	67

	|	Summary portfolio of investments (unaudited)
CREF Bond Market Account		June 30, 2006	concluded

				VALUE	% OF NET
	ISSUER		PRINCIPAL	(000)	ASSETS
	COMMERCIAL PAPER — (continued)
c,d	Ranger Funding Co
	LLC	5.130%–5.165%, 07/14/06–07/17/06	$28,132,000	$28,078	0.48%
c,d	Variable Funding Capital
	Corp	4.930%–5.060%, 07/06/06–07/07/06	34,700,000	34,681	0.60
c,d	Verizon Communications,
	Inc	5.130%–5.160%, 07/12/06–07/13/06	29,370,000	29,327	0.51
c,d	Yorktown Capital, LLC	5.240%–5.300%, 07/05/06–07/07/06	35,010,000	34,995	0.60
	Other			124,704	2.15
				560,362	9.64

	U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES
d	Federal Home Loan Bank
	(FHLB)	4.950%–5.120%, 07/03/06–07/12/06	49,850,000	49,812	0.86
	Other			13,601	0.23
				63,413	1.09

	INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
	Bank of New York Institutional Cash Reserves
	Fund	5.298%, 07/03/06	971,534,000	972,642	16.73
	TOTAL SHORT-TERM INVESTMENTS		(Cost $1,596,275)	1,596,417	27.46

		TOTAL PORTFOLIO	(Cost $7,464,425)	7,306,207	125.67
	OTHER ASSETS & LIABILITIES, NET			(1,492,558)	(25.67)

		NET ASSETS		$5,813,649	100.00%

________
The following abbreviations are used in portfolio descriptions:
LLC Limited Liability Company
N/R Not rated by Moody’s

_______

c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.
d	All or a portion of these securities have been segregated by the Custodian to cover securities purchased on a delayed delivery basis.
e	All or a portion of these securities are out on loan.
h	These securities were purchased on a delayed delivery basis.
†	As provided by Moody’s Investors Service.

_______
Cost amounts are in thousands.

For ease of presentation,we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Accounts use more specific industry categories in following their investment limitations on industry concentration.

68	| 2006 Semiannual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary portfolio of investments (unaudited)
CREF Inflation-Linked Bond Account		June 30, 2006

					VALUE	% OF NET
	ISSUER			PRINCIPAL	(000)	ASSETS
	GOVERNMENT BONDS
	U.S. TREASURY SECURITIES
k	United States Treasury Inflation Indexed Bond	2.375%, 01/15/25		$290,104,740	$282,292	7.69%
e,k	United States Treasury Inflation Indexed Bond	2.000%, 01/15/26		110,882,557	101,475	2.77
k	United States Treasury Inflation Indexed Bond	3.625%, 04/15/28		193,248,096	229,271	6.25
k	United States Treasury Inflation Indexed Bond	3.875%, 04/15/29		222,405,402	275,053	7.50
k	United States Treasury Inflation Indexed Bond	3.375%, 04/15/32		58,685,265	69,249	1.89
k	United States Treasury Inflation Indexed Note	3.625%, 01/15/08		202,616,866	206,067	5.62
e,k	United States Treasury Inflation Indexed Note	3.875%, 01/15/09		183,135,324	189,688	5.17
k	United States Treasury Inflation Indexed Note	4.250%, 01/15/10		132,291,910	140,538	3.83
k	United States Treasury Inflation Indexed Note	0.875%, 04/15/10		315,677,047	297,750	8.12
k	United States Treasury Inflation Indexed Note	3.500%, 01/15/11		134,405,385	140,538	3.83
k	United States Treasury Inflation Indexed Note	2.375%, 04/15/11		121,483,053	120,980	3.30
k	United States Treasury Inflation Indexed Note	3.375%, 01/15/12		73,962,399	77,464	2.11
k	United States Treasury Inflation Indexed Note	3.000%, 07/15/12		252,560,415	260,019	7.09
e,k	United States Treasury Inflation Indexed Note	1.875%, 07/15/13		236,064,363	226,714	6.18
k	United States Treasury Inflation Indexed Note	2.000%, 01/15/14		243,384,729	234,847	6.40
e,k	United States Treasury Inflation Indexed Note	2.000%, 07/15/14		221,965,499	213,711	5.83
k	United States Treasury Inflation Indexed Note	1.625%, 01/15/15		218,459,989	203,611	5.55
k	United States Treasury Inflation Indexed Note	1.875%, 07/15/15		190,766,143	180,930	4.93
k	United States Treasury Inflation Indexed Note	2.000%, 01/15/16		184,415,200	176,059	4.80
					3,626,256	98.86
		TOTAL GOVERNMENT BONDS	(Cost $3,668,241)		3,626,256	98.86

	SHORT-TERM INVESTMENTS
	COMMERCIAL PAPER
	UBS Finance, (Delaware), Inc	5.270%, 07/03/06		2,040,000	2,039	0.05
					2,039	0.05

	INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
	REPURCHASED AGREEMENTS
	Bear Stearns & Co, Inc, 5.230% Dated 06/30/2006,			25,000,000	25,004	0.68
	Due 07/03/2006 In the Amount of $25,003,632
	Fully Collateralized as follows:
	Federal Home Loan Mortgage Corp
	(FHLMC)	3.600%–6.625%, 10/15/2008–03/17/2021	$10,097,294
	Federal National Mortgage Association
	(FNMA)	3.250%–6.625%, 10/15/2006–09/14/2012	15,454,353
	Total Market Value		25,551,647
	Citigroup Global Markets, Inc, 5.200% Dated 06/30/2006,			20,691,000	20,694	0.57
	Due 07/03/2006 In The Amount Of $20,693,989
	Fully Collateralized as follows:
	Federal National Mortgage Association
	(FNMA) 4.750%, 01/02/2007		20,625,197
	Total Market Value		20,625,197

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2006 Semiannual Report |	69

	|	Summary portfolio of investments (unaudited)
CREF Inflation-Linked Bond Account		June 30, 2006	concluded

				VALUE	% OF NET
ISSUER			PRINCIPAL	(000)	ASSETS
J P Morgan Securities, 5.200% Dated 06/30/2006,			$25,000,000	$25,004	0.68%
Due 07/03/2006 In The Amount Of $25,003,611
Fully Collateralized as follows:
Federal Home Loan Bank
(FHLB)	3.000%–5.000%, 09/12/2008–03/11/2016	$25,500,063
Total Market Value		25,500,063
Merrill Lynch & Co. Inc, 5.240% Dated 06/30/2006,			10,313,000	10,314	0.28
Due 07/03/2006 In The Amount Of $10,314,501
Fully Collateralized as follows:
Federal Home Loan Bank (FHLB)	6.493%, 12/19/2025	2,462,229
Federal Home Loan Mortgage Corp
(FHLMC)	4.875%–5.750%, 03/15/2007–06/27/2016	5,463,189
Federal National Mortgage Association
(FNMA)	4.375%, 10/15/2006	2,594,364
Total Market Value		10,519,782
				81,016	2.21
TOTAL SHORT-TERM INVESTMENTS		(Cost $83,055)		83,055	2.26

	TOTAL PORTFOLIO	(Cost $3,751,296)		3,709,311	101.12
OTHER ASSETS & LIABILITIES, NET				(41,122)	(1.12)

	NET ASSETS			$3,668,189	100.00%

________
e   All or a portion of these securities are out on loan.
k   Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

________
 Cost amounts are in thousands.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Accounts use more specific industry categories in following their investment limitations on industry concentration.

70	| 2006 Semiannual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary portfolio of investments (unaudited)
CREF Social Choice Account		June 30, 2006

	VALUE	% OF NET
ISSUER	(000)	ASSETS
BONDS
CORPORATE BONDS
AMUSEMENT AND RECREATION SERVICES	$1,910	0.02%
ASSET BACKED	66,451	0.84
BUILDING MATERIALS AND GARDEN SUPPLIES	12,628	0.16
BUSINESS SERVICES	4,660	0.06
CHEMICALS AND ALLIED PRODUCTS	23,016	0.29
COMMUNICATIONS	59,219	0.74
DEPOSITORY INSTITUTIONS	143,655	1.81
EATING AND DRINKING PLACES	4,964	0.06
ELECTRIC, GAS, AND SANITARY SERVICES	46,340	0.58
ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	13,975	0.18
FABRICATED METAL PRODUCTS	3,004	0.04
FOOD AND KINDRED PRODUCTS	39,240	0.49
FOOD STORES	5,308	0.07
FURNITURE AND FIXTURES	3,711	0.05
GENERAL BUILDING CONTRACTORS	21,004	0.26
GENERAL MERCHANDISE STORES	904	0.01
HEALTH SERVICES	2,390	0.03
HOLDING AND OTHER INVESTMENT OFFICES	28,188	0.35
INDUSTRIAL MACHINERY AND EQUIPMENT	27,222	0.34
INSTRUMENTS AND RELATED PRODUCTS	28,229	0.36
INSURANCE CARRIERS	66,405	0.83
MISCELLANEOUS MANUFACTURING INDUSTRIES	4,788	0.06
MISCELLANEOUS RETAIL	4,311	0.06
MOTION PICTURES	16,883	0.21
NONDEPOSITORY INSTITUTIONS	40,903	0.51
OIL AND GAS EXTRACTION	30,690	0.39
OTHER MORTGAGE BACKED SECURITIES	189,467	2.38
PAPER AND ALLIED PRODUCTS	6,651	0.08
PETROLEUM AND COAL PRODUCTS	5,893	0.07
PIPELINES, EXCEPT NATURAL GAS	2,546	0.03
PRINTING AND PUBLISHING	10,156	0.13
RAILROAD TRANSPORTATION	6,695	0.08
SECURITY AND COMMODITY BROKERS	23,659	0.30
STONE, CLAY AND GLASS PRODUCTS	1,002	0.01

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2006 Semiannual Report |	71

	|	Summary portfolio of investments (unaudited)
CREF Social Choice Account		June 30, 2006	continued

						VALUE	% OF NET
	ISSUER			RATING†	PRINCIPAL	(000)	ASSETS
	TRANSPORTATION BY AIR					$9,316	0.12%
	TRANSPORTATION EQUIPMENT					5,664	0.07
	TRANSPORTATION SERVICES					6,552	0.08
	WHOLESALE TRADE-DURABLE GOODS					1,771	0.02
	WHOLESALE TRADE-NONDURABLE GOODS					15,878	0.20
	TOTAL CORPORATE BONDS		(Cost $1,017,017)			985,248	12.37

	GOVERNMENT BONDS
	AGENCY SECURITIES
	Federal National Mortgage Association
	(FNMA)	3.000%–6.625%, 01/02/07–08/01/12		Aaa	$108,905,000	108,680	1.36
	FNMA	7.125%, 06/15/10		Aaa	43,700,000	46,208	0.58
	Private Export Funding Corp	4.974%, 08/15/13		Aaa	30,385,000	29,331	0.37
	Private Export Funding Corp	4.550%, 05/15/15		Aaa	37,425,000	34,644	0.44
	Other					419,160	5.26
						638,023	8.01
	FOREIGN GOVERNMENT BONDS					86,002	1.08

	MORTGAGE BACKED SECURITIES
h	Federal National Mortgage Association
	(FNMA)	5.000%, 07/25/21			36,000,000	34,661	0.43
h	FNMA	6.000%, 08/25/21			57,000,000	57,142	0.72
	FNMA	5.000%, 10/01/25			33,324,023	31,562	0.39
	FNMA	5.000%, 11/01/33			37,859,934	35,562	0.45
	FNMA	5.500%, 04/01/35			34,067,880	32,745	0.41
h	FNMA	5.500%, 07/25/36			34,000,000	32,651	0.41
h	FNMA	6.000%, 07/25/36			54,000,000	53,139	0.67
	Other					761,709	9.57
						1,039,171	13.05
	MUNICIPAL BONDS					76,078	0.96

	U.S. TREASURY SECURITIES
e	United States Treasury Bond	8.000%, 11/15/21			99,986,000	127,898	1.61
e	United States Treasury Note	7.000%, 07/15/06			31,200,000	31,212	0.39
e	United States Treasury Note	4.875%, 05/31/11			30,720,000	30,410	0.38
	Other					92,108	1.16
						281,628	3.54
	TOTAL GOVERNMENT BONDS		(Cost $2,180,230)			2,120,902	26.64
	TOTAL BONDS		(Cost $3,197,247)			3,106,150	39.01

72	| 2006 Semiannual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary portfolio of investments (unaudited)
CREF Social Choice Account		June 30, 2006	continued

				VALUE	% OF NET
	COMPANY		SHARES	(000)	ASSETS
	PREFERRED STOCKS
	COMMUNICATIONS			$2,467	0.03%
	TOTAL PREFERRED STOCKS	(Cost $2,563)		2,467	0.03

	COMMON STOCKS
	AMUSEMENT AND RECREATION SERVICES			813	0.01
	APPAREL AND ACCESSORY STORES			37,013	0.46
	APPAREL AND OTHER TEXTILE PRODUCTS			3,381	0.04
	AUTO REPAIR, SERVICES AND PARKING			1,291	0.02
	AUTOMOTIVE DEALERS AND SERVICE STATIONS			3,494	0.04

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc		1,004,126	35,938	0.45
	Other			23,881	0.30
				59,819	0.75
	BUSINESS SERVICES
e*	Google, Inc (Class A)		80,052	33,568	0.42
	Microsoft Corp		3,840,893	89,493	1.13
	Other			153,905	1.93
				276,966	3.48
	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories		867,816	37,845	0.48
e*	Amgen, Inc		576,041	37,575	0.47
	Merck & Co, Inc		1,341,193	48,860	0.61
	Procter & Gamble Co		1,517,512	84,374	1.06
	Other			237,940	2.99
				446,594	5.61
	COMMUNICATIONS
e	AT&T, Inc		2,217,975	61,859	0.78
	BellSouth Corp		999,029	36,165	0.46
	Verizon Communications, Inc		1,455,295	48,738	0.61
	Other			96,660	1.21
				243,422	3.06
	DEPOSITORY INSTITUTIONS
	Bank of America Corp		1,514,253	72,836	0.92
	US Bancorp		1,360,612	42,016	0.53
	Wachovia Corp		1,030,420	55,725	0.70
	Washington Mutual, Inc		821,729	37,454	0.47
	Wells Fargo & Co		930,837	62,441	0.78
	Other			230,285	2.89
				500,757	6.29
	EATING AND DRINKING PLACES
	McDonald’s Corp		934,701	31,406	0.40
	Other			27,975	0.35
				59,381	0.75

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2006 Semiannual Report |	73

	|	Summary portfolio of investments (unaudited)
CREF Social Choice Account		June 30, 2006	continued

			VALUE	% OF NET
	COMPANY	SHARES	(000)	ASSETS
	EDUCATIONAL SERVICES		$128	0.00	%**
	ELECTRIC, GAS, AND SANITARY SERVICES		267,412	3.36
	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	2,594,227	50,665	0.64
	Emerson Electric Co	440,300	36,902	0.46
	Intel Corp	2,683,225	50,847	0.64
	Other		163,127	2.05
			301,541	3.79
	ENGINEERING AND MANAGEMENT SERVICES		30,435	0.38
	FABRICATED METAL PRODUCTS		37,202	0.47
	FOOD AND KINDRED PRODUCTS
	PepsiCo, Inc	936,304	56,216	0.71
	Other		86,787	1.09
			143,003	1.80
	FOOD STORES		13,535	0.17
	FURNITURE AND FIXTURES		41,528	0.52
	FURNITURE AND HOMEFURNISHINGS STORES		13,066	0.16
	GENERAL BUILDING CONTRACTORS		19,874	0.25
	GENERAL MERCHANDISE STORES		59,334	0.75
	HEALTH SERVICES		64,468	0.81
	HOLDING AND OTHER INVESTMENT OFFICES		145,877	1.83
	HOTELS AND OTHER LODGING PLACES		11,176	0.14
	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	574,944	46,438	0.58
	Hewlett-Packard Co	1,298,523	41,137	0.52
	International Business Machines Corp	787,557	60,500	0.76
	Other		143,469	1.80
			291,544	3.66
	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	1,731,495	103,751	1.30
	Medtronic, Inc	796,428	37,368	0.47
	Other		116,704	1.47
			257,823	3.24
	INSURANCE AGENTS, BROKERS AND SERVICE		20,371	0.26
	INSURANCE CARRIERS
	Prudential Financial, Inc	405,806	31,531	0.40
	Other		177,950	2.23
			209,481	2.63
	LEATHER AND LEATHER PRODUCTS		6,308	0.08
	LEGAL SERVICES		96	0.00	**
	LUMBER AND WOOD PRODUCTS		504	0.01

74	| 2006 Semiannual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary portfolio of investments (unaudited)
CREF Social Choice Account		June 30, 2006	continued

		VALUE	% OF NET
COMPANY	SHARES	(000)	ASSETS
METAL MINING		$5,098	0.06%
MISCELLANEOUS MANUFACTURING INDUSTRIES		10,728	0.14
MISCELLANEOUS RETAIL		61,088	0.77
MOTION PICTURES
Time Warner, Inc	2,780,199	48,098	0.60
Walt Disney Co	1,365,173	40,955	0.51
Other		5,975	0.08
		95,028	1.19
NONDEPOSITORY INSTITUTIONS
American Express Co	782,671	41,654	0.52
Freddie Mac	671,667	38,292	0.48
Other		70,730	0.89
		150,676	1.89
NONMETALLIC MINERALS, EXCEPT FUELS		11,550	0.15
OIL AND GAS EXTRACTION
Anadarko Petroleum Corp	682,338	32,541	0.41
Devon Energy Corp	496,884	30,017	0.38
Other		176,412	2.21
		238,970	3.00
PAPER AND ALLIED PRODUCTS		45,834	0.58
PERSONAL SERVICES		3,083	0.04
PETROLEUM AND COAL PRODUCTS		63,967	0.80
PRIMARY METAL INDUSTRIES		77,587	0.97
PRINTING AND PUBLISHING		52,745	0.66
RAILROAD TRANSPORTATION		32,617	0.41
REAL ESTATE		925	0.01
RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		4,064	0.05
SECURITY AND COMMODITY BROKERS
Goldman Sachs Group, Inc	244,176	36,731	0.46
Merrill Lynch & Co, Inc	628,629	43,727	0.55
Other		60,741	0.76
		141,199	1.77
SPECIAL TRADE CONTRACTORS		1,064	0.01
STONE, CLAY, AND GLASS PRODUCTS		4,844	0.06
TEXTILE MILL PRODUCTS		126	0.00	**
TRANSPORTATION BY AIR		36,616	0.46
TRANSPORTATION EQUIPMENT		47,575	0.60
TRANSPORTATION SERVICES		2,771	0.04

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2006 Semiannual Report |	75

	|	Summary portfolio of investments (unaudited)
CREF Social Choice Account		June 30, 2006	continued

					VALUE	% OF NET
	COMPANY			SHARES	(000)	ASSETS
	TRUCKING AND WAREHOUSING
	United Parcel Service, Inc (Class B)			404,035	$33,264	0.42%
	Other				44	0.00	**
					33,308	0.42
	WATER TRANSPORTATION				2,552	0.03
	WHOLESALE TRADE-DURABLE GOODS				37,371	0.47
	WHOLESALE TRADE-NONDURABLE GOODS				44,611	0.56
	TOTAL COMMON STOCKS		(Cost $3,479,936)		4,773,634	59.96

	ISSUER			PRINCIPAL

	SHORT-TERM INVESTMENTS
	COMMERCIAL PAPER				250,969	3.15
	U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES
d,e	Federal Home Loan Bank
	(FHLB)	5.060%–5.120%, 07/05/06–07/19/06		$74,380,000	74,276	0.93
d	Federal Home Loan Mortgage Corp
	(FHLMC)	4.930%–5.200%, 07/11/06–08/08/06		69,830,000	69,605	0.88
	Other				10,327	0.13
					154,208	1.94

	INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
	REPURCHASE AGREEMENTS
	Bear Stearns & Co, Inc, 5.230% Dated 06/30/2006,			9,646,000	9,647	0.12
	Due 07/03/2006 In the Amount of $9,647,401
	Fully Collateralized as follows:
	Federal Home Loan Mortgage Corp
	(FHLMC)	3.600%–6.625% , 10/15/2008–03/17/2021	$ 3,895,940
	Federal National Mortgage Association
	(FNMA)	3.250%–6.625%, 10/15/2006–09/14/2012	5,962,907
	Total Market Value		9,858,847
	Citigroup Global Markets, Inc, 5.200% Dated 06/30/2006,			29,309,000	29,313	0.37
	Due 07/03/2006 In The Amount Of $29,313,234
	Fully Collateralized as follows:
	Federal National Mortgage Association
	(FNMA)	4.750%, 01/02/2007	29,215,790
	Total Market Value		29,215,790
	Goldman Sachs & Co. 5.230% Dated 06/30/2006,			25,000,000	25,004	0.31
	Due 07/03/2006 In The Amount Of $25,003,632
	Fully Collateralized as follows:
	Federal National Mortgage Association
	(FNMA)	6.250%, 05/15/2029	25,500,891
	Total Market Value		25,500,891

76	| 2006 Semiannual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary portfolio of investments (unaudited)
CREF Social Choice Account		June 30, 2006	concluded

				VALUE	% OF NET
ISSUER			PRINCIPAL	(000)	ASSETS
J P Morgan Securities, 5.200% Dated 06/30/2006,			$25,000,000	$25,004	0.31%
Due 07/03/2006 In The Amount Of $25,003,611
Fully Collateralized as follows:
Federal Home Loan Bank
(FHLB)	3.000%–5.000%, 09/12/2008–03/11/2016	$25,500,063
Total Market Value		25,500,063
Merrill Lynch & Co. Inc, 5.240% Dated 06/30/2006,			89,687,000	89,700	1.13
Due 07/03/2006 In The Amount Of $89,700,054
Fully Collateralized as follows:
Federal Home Loan Bank (FHLB)	6.493%, 12/19/2025	21,412,772
Federal Home Loan Mortgage Corp
(FHLMC)	4.875%–5.750% , 03/15/2007–06/27/2016	47,510,624
Federal National Mortgage Association
(FNMA)	4.375%, 10/15/2006	22,561,886
Total Market Value		91,485,282
Morgan Stanley & Co, Inc 5.230% Dated 06/30/2006,			85,000,000	85,012	1.07
Due 07/03/2006 In The Amount Of $85,012,349
Fully Collateralized as follows:
Federal Home Loan Bank
(FHLB)	0.000%–6.000%, 12/22/2006–11/15/2024	27,092,505
Federal Home Loan Mortgage Corp
(FHLMC)	0.000%–5.750% , 07/18/2007–04/08/2019	38,907,076
Federal National Mortgage Association
(FNMA)	0.000%–6.930%, 11/15/2006–02/26/2024	20,705,565
Total Market Value		86,705,146
TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED				263,680	3.31
TOTAL SHORT-TERM INVESTMENTS		(Cost $668,770)		668,857	8.40

TOTAL PORTFOLIO		(Cost $7,348,516)		8,551,108	107.40
OTHER ASSETS & LIABILITIES, NET				(589,218	(7.40)

	NET ASSETS			$7,961,890	100.00%

________
*	Non-income producing
**	Percentage represents less than 0.01%
d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.
e	All or a portion of these securities are out on loan.
h	These securities were purchased on a delayed delivery basis.
†	As provided by Moody’s Investors Service.

________
Cost amounts are in thousands.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Accounts use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2006 Semiannual Report |	77

	|	Summary portfolio of investments (unaudited)
CREF Money Market Account		June 30, 2006

				VALUE	% OF NET
	ISSUER		PRINCIPAL	(000)	ASSETS
	SHORT-TERM INVESTMENTS
	BANK NOTES			$49,999	0.59%

	CERTIFICATES OF DEPOSIT
	Abbey National plc	5.000%–5.080%, 07/14/06–07/18/06	$115,000,000	114,996	1.35
	American Express
	Centurion Bank	4.950%– 5.440%, 07/06/06–09/26/06	199,680,000	199,668	2.35
	Bank Of Montreal	4.990%–5.050%, 07/13/06–09/20/06	100,000,000	99,938	1.17
	Deutsche Bank	4.925%–5.050%, 07/05/06–07/17/06	145,000,000	144,998	1.70
	Dexia Bank	5.030%–5.305%, 07/10/06–08/23/06	125,000,000	124,996	1.47
	Royal Bank of Canada	4.850%–5.360%, 07/28/06–09/21/06	148,000,000	147,954	1.74
	Other			249,765	2.93
				1,082,315	12.71

	COMMERCIAL PAPER
	American Honda
	Finance Corp	5.000%–5.250%, 07/10/06–08/16/06	148,419,000	147,822	1.74
c	Beta Finance, Inc	4.965%–5.320%, 07/14/06–08/31/06	145,400,000	144,633	1.70
	Canadian Imperial
	Holding, Inc	5.110%–5.170%, 08/08/06–08/15/06	147,285,000	146,395	1.72
c	CC (USA), Inc	4.910%–5.350%, 07/07/06–08/31/06	199,935,000	199,015	2.34
c	Ciesco Lp	5.020%–5.290%, 07/11/06–08/17/06	200,400,000	199,624	2.34
	Citigroup Funding, Inc	4.955%–5.310%, 07/13/06–11/16/06	150,700,000	149,572	1.76
c	Corporate Asset Funding
	Corp, Inc	4.930%–5.320%, 07/10/06–08/25/06	150,300,000	149,660	1.76
c	Danske Corp	4.705%–5.370%, 07/13/06–10/23/06	151,024,000	149,572	1.76
c	Dorada Finance, Inc	4.960%–5.390%, 07/10/06–10/25/06	147,030,000	145,677	1.71
c	Edison Asset
	Securitization, LLC	4.970%–5.250%, 07/13/06–10/30/06	199,815,000	198,577	2.33
	General Electric
	Capital Corp	4.740%–5.330%, 07/19/06–10/23/06	170,895,000	169,733	1.99
c	Govco, Inc	4.830%–5.430%, 07/10/06–12/26/06	201,155,000	199,659	2.34
c	Grampian Funding LLC	4.960%–5.310%, 08/16/06–11/17/06	97,630,000	96,553	1.13
c	Greenwich Capital
	Holdings, Inc	5.350%–5.430%, 09/22/06–10/23/06	150,245,000	147,820	1.74
c	Greyhawk Funding LLC	4.960%–5.290%, 07/11/06–08/28/06	114,844,000	114,030	1.34
c	Harrier Finance
	Funding LLC	4.970%–5.400%, 07/07/06–09/22/06	170,479,000	169,889	2.00
	HBOS Treasury
	Services plc	5.045%–5.260%, 07/26/06–09/15/06	90,535,000	89,732	1.05
	HSBC Finance Corp	5.050%–5.290%, 07/27/06–09/12/06	151,000,000	149,844	1.76
	ING Finance	5.040%–5.310%, 07/24/06–08/28/06	131,670,000	130,881	1.54
c	Kitty Hawk Funding Corp	.4.860%–5.330%, 07/24/06–09/20/06	151,204,000	150,170	1.76
c	Links Finance LLC	4.935%–5.370%, 07/06/06–09/22/06	111,175,000	110,282	1.30
	Merrill Lynch & Co, Inc	5.210%–5.270%, 08/10/06–08/14/06	84,000,000	83,488	0.98
	Morgan Stanley
	Dean Witter	5.240%–5.280%, 08/16/06–08/17/06	100,000,000	99,300	1.17
c	Nestle Capital Corp	4.990%–5.310%, 07/11/06–12/01/06	123,268,000	121,338	1.42
	Paccar Financial Corp	4.910%–5.120%, 07/05/06–08/31/06	137,785,000	137,273	1.61
c	Park Avenue
	Receivables Corp	5.110%–5.290%, 07/12/06–08/11/06	187,736,000	186,863	2.19

78	| 2006 Semiannual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary portfolio of investments (unaudited)
CREF Money Market Account		June 30, 2006	concluded

				VALUE	% OF NET
	ISSUER		PRINCIPAL	(000)	ASSETS
c	Preferred Receivables
	Funding Corp	5.070%–5.200%, 07/14/06–08/21/06	$130,037,000	$129,608	1.52%
c	Private Export
	Funding Corp	4.800%–5.200%, 07/05/06–09/06/06	199,490,000	198,269	2.33
	Rabobank USA
	Finance Corp	4.580%–4.970%, 07/05/06–09/29/06	83,945,000	83,530	0.98
c	Ranger Funding Co LLC	5.050%–5.330%, 07/11/06–09/11/06	200,674,000	199,637	2.34
c	Scaldis Capital LLC	4.580%–5.420%, 07/12/06–12/18/06	193,130,000	191,529	2.25
c	Sedna Finance, Inc	5.150%–5.330%, 07/31/06–10/03/06	137,223,000	135,971	1.60
c	Sheffield Receivables
	Corp	4.810%–5.390%, 07/25/06–09/27/06	102,957,000	102,387	1.20
c	Shell International
	Finance B.V.	4.990%–5.300%, 07/03/06–09/29/06	108,668,000	108,219	1.27
c	Sigma Finance, Inc	4.920%–5.190%, 07/18/06–11/30/06	125,875,000	124,640	1.46
	Societe Generale
	North America, Inc	4.810%–5.260%, 07/11/06–11/21/06	149,808,000	148,738	1.75
	Swedish Export
	Credit Corp	4.990%–5.315%, 07/06/06–09/12/06	199,825,000	199,033	2.34
c	Toronto-Dominion
	Holdings USA, Inc	4.800%–5.130%, 07/19/06–10/27/06	106,000,000	105,344	1.24
	Toyota Motor
	Credit Corp	5.090%–5.290%, 08/09/06–08/25/06	149,765,000	148,628	1.75
	UBS Finance, (Delaware),
	Inc	4.820%–5.330%, 07/06/06–08/31/06	150,550,000	149,773	1.76
c	Variable Funding
	Capital Corp	4.920%–5.160%, 07/03/06–07/26/06	124,916,000	124,706	1.46
	Other			641,160	7.53
				6,578,574	77.26

	U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES
	Federal Home Loan Bank
	(FHLB)	4.950%–5.350%, 07/21/06–12/13/06	130,442,000	129,570	1.52
	Federal Home Loan Mortgage Corp
	(FHLMC)	4.790%–5.350%, 07/11/06–11/28/06	119,019,000	118,274	1.39
	Federal National Mortgage Association
	(FNMA)	4.920%–5.300%, 07/18/06–12/01/06	234,415,000	232,792	2.74
	Other			40,016	0.47
				520,652	6.12

	VARIABLE NOTES			274,956	3.23
		TOTAL SHORT-TERM INVESTMENTS	(Cost $8,507,882)	8,506,496	99.91

		TOTAL PORTFOLIO	(Cost $8,507,882)	8,506,496	99.91
	OTHER ASSETS & LIABILITIES, NET			7,871	0.09

		NET ASSETS		$8,514,367	100.00%

________
The following abbreviations are used in portfolio descriptions
LLC Limited Liability Company
Lp Limited Partnership

________
c	Commercial Paper issued under the private placement exemption under Section 4(2) of the Securities Act of 1933. Cost amounts are in thousands.

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2006 Semiannual Report |	79

	|	College Retirement Equities Fund
Statements of assets and liabilities (unaudited)		June 30, 2006

(amounts in thousands, except amounts per accumulation unit)	Stock Account	Global Equities Account	Growth Account	Equity Index Account	Bond Market Account	Inflation- Linked Bond Account

ASSETS
Portfolio investments, at cost
Unaffiliated issuers	$104,046,981	$12,967,675	$10,732,831	$8,327,128	$7,460,728	$3,751,296
Affiliated issuers	75,034	—	—	—	3,697	—
Total portfolio investments, at cost	104,122,015	12,967,675	10,732,831	8,327,128	7,464,425	3,751,296
Portfolio investments, at value:
Unaffiliated issuers	119,018,439	13,386,453	11,416,777	10,416,053	7,302,358	3,709,311
Affiliated issuers	55,516	—	—	—	3,849	—
Total portfolio investments, at value
(including securities loaned of
$662,556, $51,355, $4,641, $331,020,
$956,023, & $79,545, respectively)	$119,073,955	$13,386,453	$11,416,777	$10,416,053	$7,306,207	$3,709,311
Cash	3,860	5,770	1,449	6,067	32,430	—
Cash – foreign (cost of $131,586,
$72,972, $252, $—, $— and $—, respectively)	132,812	72,950	253	—	—	—
Dividends and interest receivable	166,163	16,735	6,191	11,423	49,304	36,491
Receivable from securities transactions	3,069,458	266,555	291,714	219,181	97,228	—
Amounts due from TIAA	41,931	13,390	14,490	13,164	3,705	4,901
Other	56	50	36	13	1	—
Total assets	122,488,235	13,761,903	11,730,910	10,665,901	7,488,875	3,750,703

LIABILITIES
Deposits for securities loaned-Note 3	725,480	56,086	4,846	343,625	972,642	81,016
Amount due to banks	—	—	16,187	114	—	4
Amount due to investment advisor	3,067	2,133	412	1,044	471	323
Payable for securities transactions	2,916,574	266,972	226,641	224,807	702,113	1,171
Payable for variation margin on open futures contracts	119	139	—	7	—	—
Total liabilities	3,645,240	325,330	248,086	569,597	1,675,226	82,514

NET ASSETS:
Accumulation Fund	$102,783,267	$13,103,420	$11,286,344	$9,873,015	$5,646,182	$3,523,939
Annuity Fund	16,059,728	333,153	196,480	223,289	167,467	144,250
Total net assets	$118,842,995	$13,436,573	$11,482,824	$10,096,304	$5,813,649	$3,668,189
Accumulation units outstanding – Notes 4 and 5	477,005	147,395	189,742	115,972	74,527	77,431
Net asset value per accumulation unit – Note 4	$215.48	$88.90	$59.48	$85.13	$75.76	$45.51

80	| 2006 Semiannual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2006 Semiannual Report |	81

	|	College Retirement Equities Fund
Statements of assets and liabilities (unaudited)		June 30, 2006	concluded

	Social Choice	Money Market
(amounts in thousands, except amounts per accumulation unit)	Account	Account

ASSETS
Portfolio investments, at cost
Unaffiliated issuers	$7,348,516	$8,507,882
Affiliated issuers	—	—
Total portfolio investments, at cost	7,348,516	8,507,882
Portfolio investments, at value:
Unaffiliated issuers	8,551,108	8,506,496
Affiliated issuers	—	—
Total portfolio investments, at value
(including securities loaned of
$422,862 & $—, respectively)	$8,551,108	$8,506,496
Cash	6,109	—
Dividends and interest receivable	31,836	9,409
Receivable from securities transactions	622,123	—
Amounts due from TIAA	8,490	7,729
Other	7	13
Total assets	9,219,673	8,523,647

LIABILITIES
Deposits for securities loaned-Note 3	430,175	—
Amount due to banks	—	505
Amount due to investment advisor	1,225	7,442
Payable for securities transactions	826,383	1,333
Payable for variation margin on open futures contracts	—	—
Total liabilities	1,257,783	9,280

NET ASSETS:
Accumulation Fund	$7,706,359	$8,279,440
Annuity Fund	255,531	234,927
Total net assets	$7,961,890	$8,514,367

Accumulation units outstanding – Notes 4 and 5	66,827	357,663
Net asset value per accumulation unit – Note 4	$115.32	$23.15

82	| 2006 Semiannual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

	|	College Retirement Equities Fund
Statements of operations (unaudited)		June 30, 2006

	Stock	Global Equities
(amounts in thousands)	Account	Account

INVESTMENT INCOME
Interest	$18,460	$3,082
Dividends:
Unaffiliated issuers	1,313,607	161,851
Affiliated issuers	440	—
Foreign taxes withheld:
Unaffiliated issuers	(42,312)	(10,011)
Affiliated issuers	(5)	—
Total income	1,290,190	154,922

EXPENSES – NOTE 2:
Administrative	170,373	17,952
Distribution	48,628	5,249
Investment Advisory	72,162	10,558
Mortality and expense risk charges	2,980	329
Total expenses	294,143	34,088
Net investment income (loss)	996,047	120,834

REALIZED AND UNREALIZED GAIN (LOSS) ON
TOTAL INVESTMENTS – NOTE 3
Net realized gain (loss) on:
Portfolio investments	7,444,314	888,498
Futures transactions	(8,036)	(5,133)
Foreign currency transactions	165	(870)
Net realized gain (loss) on total investments	7,436,443	882,495
Net change in unrealized appreciation (depreciation) on:
Portfolio investments	(3,427,178)	(454,240)
Futures transactions	4,484	1,477
Translation of assets (other than portfolio investments)
and liabilities denominated in foreign currencies	2,712	735
Net change in unrealized appreciation (depreciation)
on total investments	(3,419,982)	(452,028)
Net realized and unrealized gain (loss) on total investments	4,016,461	430,467
Net increase (decrease) in net assets resulting
from operations	$5,012,508	$551,301

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2006 Semiannual Report |	83

	|	College Retirement Equities Fund
Statements of operations (unaudited)		June 30, 2006	concluded

				Inflation-
	Growth	Equity Index	Bond Market	Linked Bond	Social Choice	Money Market
(amounts in thousands)	Account	Account	Account	Account	Account	Account

INVESTMENT INCOME
Interest	$597	$945	$145,672	$78,964	$78,208	$183,803
Dividends:
Unaffiliated issuers	66,150	91,159	—	—	40,400	—
Affiliated issuers	—	—	140	—	—	—
Foreign taxes withheld:
Unaffiliated issuers	(662)	(5)	—	—	(2)	—
Affiliated issuers	—	—	—	—	—	—
Total income	66,085	92,099	145,812	78,964	118,606	183,803

EXPENSES – NOTE 2:
Administrative	17,402	14,246	8,420	5,369	11,186	11,122
Distribution	4,920	4,120	2,382	1,580	3,234	3,173
Investment Advisory	8,520	3,106	3,258	2,049	3,183	2,451
Mortality and expense risk charges	301	253	144	94	198	193
Total expenses	31,143	21,725	14,204	9,092	17,801	16,939
Net investment income (loss)	34,942	70,374	131,608	69,872	100,805	166,864

REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS – NOTE 3
Net realized gain (loss) on:
Portfolio investments	486,419	85,775	(51,731)	(12,136)	78,628	(36)
Futures transactions	—	(731)	—	—	—	—
Foreign currency transactions	(541)	—	—	—	—	—
Net realized gain (loss) on total investments	485,878	85,044	(51,731)	(12,136)	78,628	(36)
Net change in unrealized appreciation (depreciation) on:
Portfolio investments	(893,318)	144,295	(127,485)	(138,000)	(87,202)	(759)
Futures transactions	—	58	—	—	—	—
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	18	—	—	—	—	—
Net change in unrealized appreciation (depreciation)
on total investments	(893,300)	144,353	(127,485)	(138,000)	(87,202)	(759)
Net realized and unrealized gain (loss) on total investments	(407,422)	229,397	(179,216)	(150,136)	(8,574)	(795)
Net increase (decrease) in net assets resulting
from operations	$(372,480)	$299,771	$(47,608)	$(80,264)	$92,231	$166,069

84	| 2006 Semiannual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2006 Semiannual Report |	85

|
Statements of changes in net assets		College Retirement Equities Fund

	Stock Account		Global Equities Account		Growth Account
	For the	For the	For the	For the	For the	For the
	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30,	December 31,	June 30,	December 31,	June 30,	December 31,
(amounts in thousands)	2006	2005	2006	2005	2006	2005
	(Unaudited)		(Unaudited)		(Unaudited)
FROM OPERATIONS
Net investment income	$996,047	$1,646,299	$120,834	$170,545	$34,942	$45,055
Net realized gain (loss) on total investments	7,436,443	11,186,744	882,495	1,354,783	485,878	136,012
Net change in unrealized appreciation
(depreciation) on total investments	(3,419,982)	(4,727,891)	(452,028)	(488,442)	(893,300)	429,260
Net increase (decrease) in net assets resulting from operations	5,012,508	8,105,152	551,301	1,036,886	(372,480)	610,327

FROM PARTICIPANT TRANSACTIONS
Premiums	1,953,639	3,675,634	475,693	855,929	527,164	1,090,716
Net transfers from (to) TIAA	(311,900)	(641,163)	24,142	12,842	6,137	7,075
Net transfers from (to) other CREF Accounts and affiliated mutual funds	(976,724)	(1,384,727)	561,027	245,827	(561,143)	(842,299)
Annuity payments	(920,214)	(1,813,506)	(23,051)	(41,784)	(14,497)	(31,389)
Withdrawals and death benefits	(1,778,003)	(2,859,527)	(253,754)	(319,761)	(230,266)	(360,265)

Net increase (decrease) in net assets resulting from participant transactions	(2,033,202)	(3,023,289)	784,057	753,053	(272,605)	(136,162)
Net increase (decrease) in net assets	2,979,306	5,081,863	1,335,358	1,789,939	(645,085)	474,165

NET ASSETS
Beginning of year	115,863,689	110,781,826	12,101,215	10,311,276	12,127,909	11,653,744
End of period	$118,842,995	$115,863,689	$13,436,573	$12,101,215	$11,482,824	$12,127,909

86	| 2006 Semiannual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2006 Semiannual Report |	87

|
Statements of changes in net assets		College Retirement Equities Fund	continued

	Equity Index Account		Bond Market Account		Inflation-Linked Bond Account
	For the	For the	For the	For the	For the	For the
	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30,	December 31,	June 30,	December 31,	June 30,	December 31,
(amounts in thousands)	2006	2005	2006	2005	2006	2005
	(Unaudited)		(Unaudited)		(Unaudited)
FROM OPERATIONS
Net investment income	$70,374	$130,209	$131,608	$230,457	$69,872	$208,672
Net realized gain (loss) on total investments	85,044	51,486	(51,731)	(31,162)	(12,136)	6,130
Net change in unrealized appreciation
(depreciation) on total investments	144,353	347,107	(127,485)	(75,212)	(138,000)	(122,210)
Net increase (decrease) in net assets resulting from operations	299,771	528,802	(47,608)	124,083	(80,264)	92,592

FROM PARTICIPANT TRANSACTIONS
Premiums	417,067	826,227	241,382	466,865	169,403	349,973
Net transfers from (to) TIAA	(4,377)	(30,842)	3,077	13,303	(23,707)	11,899
Net transfers from (to) other CREF Accounts and affiliated mutual funds	(263,088)	(135,135)	(32,562)	24,020	(274,245)	293,847
Annuity payments	(18,854)	(38,242)	(16,240)	(33,114)	(12,936)	(25,603)
Withdrawals and death benefits	(211,701)	(292,313)	(131,817)	(213,678)	(110,390)	(147,023)
Net increase (decrease) in net assets resulting from participant transactions	(80,953)	329,695	63,840	257,396	(251,875)	483,093
Net increase (decrease) in net assets	218,818	858,497	16,232	381,479	(332,139)	575,685

NET ASSETS
Beginning of year	9,877,486	9,018,989	5,797,417	5,415,938	4,000,328	3,424,643
End of period	$10,096,304	$9,877,486	$5,813,649	$5,797,417	$3,668,189	$4,000,328

88	| 2006 Semiannual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2006 Semiannual Report |	89

|
Statements of changes in net assets		College Retirement Equities Fund	concluded

	Social Choice Account		Money Market Account
	For the	For the	For the	For the
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30,	December 31,	June 30,	December 31,
(amounts in thousands)	2006	2005	2006	2005
	(Unaudited)		(Unaudited)
FROM OPERATIONS
Net investment income	$100,805	$167,529	$166,864	$203,170
Net realized gain (loss) on total investments	78,628	110,087	(36)	(21)
Net change in unrealized appreciation
(depreciation) on total investments	(87,202)	87,343	(759)	970
Net increase (decrease) in net assets resulting
from operations	92,231	364,959	166,069	204,119

FROM PARTICIPANT TRANSACTIONS
Premiums	316,635	615,911	487,775	828,783
Net transfers from (to) TIAA	(9,756)	(17,999)	206,573	75,087
Net transfers from (to) other CREF Accounts and
affiliated mutual funds	(97,044)	53,048	655,869	208,833
Annuity payments	(17,102)	(43,031)	(25,346)	(58,520)
Withdrawals and death benefits	(117,491)	(180,085)	(382,618)	(633,567)
Net increase (decrease) in net assets resulting from
participant transactions	75,242	427,844	942,253	420,616
Net increase (decrease) in net assets	167,473	792,803	1,108,322	624,735

NET ASSETS
Beginning of year	7,794,417	7,001,614	7,406,045	6,781,310
End of period	$7,961,890	$7,794,417	$8,514,367	$7,406,045

90	| 2006 Semiannual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2006 Semiannual Report |	91

Notes to financial statements (unaudited) |  College Retirement Equities Fund

Note 1—significant accounting policies

The purpose of College Retirement Equities Fund (“CREF”), as stated in its charter, is to aid and strengthen non-profit educational and research organizations, governmental entities and other non-profit institutions by providing its employees with variable retirement benefits. CREF is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end management investment company. It consists of eight investment portfolios: the Stock, Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond, Social Choice and Money Market Accounts (individually referred to as the “Account” or collectively referred to as the “Accounts”). The Stock Account commenced operations on July 1, 1952; the Global Equities and Equity Index Accounts commenced operations on April 1, 1992; the Growth Account commenced operations on April 4, 1994; the Social Choice and Bond Market Accounts commenced operations on March 1, 1990; the Inflation-Linked Bond Account commenced operations on January 13, 1997; and the Money Market Account commenced operations on April 1, 1988. The financial statements were prepared in accordance with U.S. generally accepted accounting principles, which may require the use of estimates made by management. Actual results may vary from those estimates. The following is a summary of the significant accounting policies consistently followed by the Accounts.

Valuation of investments: Equity securities listed or traded on a national securities exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of closing bid and asked prices if no sale is reported. Debt securities, other than money market instruments, are valued at the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Money market instruments (other than those in the Money Market Account), with maturities of one year or less, are valued in the same manner as debt securities or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. Money market instruments in the Money Market Account with a remaining maturity of 60 days or less are valued on an amortized cost basis, or at market value if market value is materially different from amortized cost. Investments in registered investment companies are valued at their net asset value including investments in affiliated registered investment companies. Foreign investments are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Futures contracts are valued at the last sale price as of the close of business on the board of trade or exchange on which they are traded.

Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Finance Committee of the Board of Trustees (“the Board”) and in accordance with the responsibilities of the Board as a whole. Portfolio securities may also be valued at fair value as determined in good faith under the direction of the Board if events

92 | 2006 Semiannual Report College Retirement Equities Fund

Notes to financial statements (unaudited)	continued

materially affecting their value occur between the time their price is determined and the time the Account’s net asset value is calculated. The fair value of securities may be determined with the assistance of a pricing service, which attempts to calculate a fair value for securities based on numerous factors including correlations of a security’s price with securities indices and other appropriate indicators, such as American Depositary Receipts and futures contracts. Other factors may also be considered in determining fair value, such as fundamental analytical data, market and trading trends, and public trading of similar securities of the issuer or comparable issuers.

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Account’s net assets are calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board. The Accounts have retained an independent fair value pricing service to assist in the fair valuation process for the Accounts that primarily invest in international securities.

Accumulation and Annuity Fund: The Accumulation Fund represents the net assets attributable to participants in the accumulation phase of their investment. The Annuity Fund represents the net assets attributable to the participants currently receiving annuity payments. The net increase or decrease in net assets from investment operations is apportioned between the funds based upon their relative daily net asset values. Annuitants bear the mortality risk under their contracts.

Accounting for investments: Securities transactions are accounted for as of the trade date. Interest income is recorded as earned and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, as soon thereafter as the Accounts are informed of the ex-dividend date. Realized gains and losses on security transactions are accounted for on the specific identification method.

Foreign taxes: The Accounts may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Accounts will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the current Accounts invest.

Accounting for Real Estate Investment Trusts: The Accounts may own shares of Real Estate Investment Trusts (“REITs”). REITs report information on the source of their distributions once per year, in January. Such distributions may include one or more of the following components: ordinary income, long-term capital gains or a return of capital. The Accounts have estimated what the components of these REITs distributions are, and have reflected these amounts accordingly in the financial statements.

College Retirement Equities Fund 2006 Semiannual Report | 93

Notes to financial statements (unaudited)	continued

Dollar roll transactions: The Accounts may enter into dollar rolls in which the Accounts sell mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Account forgoes principal and interest paid on the securities. The Accounts’ policy is to record the dollar rolls using “to be announced” mortgage-backed securities as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the trade date of the sale transaction. At the time an Account enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its dollar rolls commitments. In addition, the Accounts may receive compensation that is recorded as deferred income and amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The Accounts engage in dollar rolls for the purpose of enhancing their yields.

Repurchase agreements: The Accounts may enter into repurchase agreements with qualified institutions. Repurchase agreements involve the purchase of securities from an institution, subject to the seller’s agreement to repurchase and the Account’s agreement to resell such securities at a mutually-agreed upon price. Pursuant to the terms of the repurchase agreement, securities purchased subject to repurchase agreements must have an aggregate market value greater than or equal to the agreed-upon repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Accounts will require the seller to deposit additional collateral by the next business day. If a request for additional collateral is not met, or if the seller defaults on its repurchase obligation, the Accounts maintain the right to sell the underlying securities at market value and pursue a claim for any remaining loss against the seller.

Foreign currency transactions and translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of securities, income receipts and expense payments made in foreign currencies are translated into U.S. dollars at the exchange rates prevailing on the respective dates of the transactions. The effect of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net realized gains and losses on foreign currency transactions include maturities of forward foreign currency contracts, disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

94 | 2006 Semiannual Report College Retirement Equities Fund

Notes to financial statements (unaudited)	continued

Forward foreign currency contracts: The Accounts may use forward foreign currency contracts to facilitate transactions in securities denominated in foreign currencies. Such contracts are entered into directly with a counterparty and are “marked-to-market” at the end of each day’s trading. The Accounts are also exposed to credit risk associated with counterparty nonperformance on these forward foreign currency contracts which is typically limited to the unrealized gain on each open contract. Forward foreign currency contracts will be used primarily to protect the Accounts from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of an Account’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities. There were no open forward foreign currency contracts at June 30, 2006.

Securities lending: The Accounts may lend portfolio securities to qualified institutions and brokers. By lending investment securities, the Account attempts to increase its net investment income through the receipt of interest (after rebates and fees) on collateral. Such income is included in the interest income on the Statements of operations. The loans are secured by collateral at least equal to 102% of the market value of the securities loaned for United States securities and 105% of the market value of securities loaned for foreign securities. The Accounts continue to receive income on the securities loaned and receive additional income from the lending transaction. The Accounts have the right under the lending agreement to recover the securities from the borrower on demand. CREF invests the cash collateral on behalf of the Accounts in accordance with the investment guidelines contained in the securities lending agreement. Additionally, any change in the market value of the securities loaned is recognized by the Accounts. Although each transaction is collateralized, the Accounts would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

On July 27, 2006, the Accounts entered into a four year securities lending agreement with State Street Bank and Trust Company (“SSB”). Under this arrangement the Stock and Global Equities Accounts will receive guaranteed income while the other six Accounts will receive a percentage of securities lending income generated by SSB.

Futures contracts: The Accounts may use futures contracts to manage exposure to the equity markets or for cash management purposes to remain highly invested in the equity markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other

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Notes to financial statements (unaudited)	continued

investments. Initial margin deposits are made upon entering into a futures contract and variation margin payments are made or received reflecting changes in the value of the futures contracts. Futures contracts are valued at the last sales price as of the close of the board of trade or exchange on which they are traded. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts, or if the counterparties do not perform in accordance with contractual provisions.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Securities purchased on a when-issued or delayed-delivery basis: The Accounts may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time an Account enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. In addition to the normal credit and market risks, transactions with delayed settlement dates may expose the Accounts to greater risk that such transactions may not be consummated.

Treasury Inflation-Protected Securities: The Social Choice Account, Bond Market Account and Inflation-Linked Bond Account invest in Treasury Inflation-Protected Securities (“TIPS”), specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Price Index (“CPI”). The adjustments for interest income due to inflation are reflected in interest income in the Statements of operations. TIPS are backed by the full faith and credit of the U.S. Government. TIPS are subject to interest rate risk. However, because TIPS have better price protection through inflation adjustments, they tend to perform well in a rising rate environment if rates increase due to inflation.

Restricted securities: Restricted securities held by the Accounts, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities which are widely held and publicly traded.

Federal income taxes: CREF is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. CREF should incur no material federal income tax liability. Under the rules of taxation applicable to life insurance companies, CREF’s Accumulation and Annuity Funds for participants will generally be treated as life insurance reserves; therefore, any increase in such reserves will be deductible.

96 | 2006 Semiannual Report College Retirement Equities Fund

Notes to financial statements (unaudited)	continued

Investment transactions with affiliates: The Accounts may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the Investment Company Act of 1940. These transactions are effected at market rates without incurring broker commissions.

Indemnification: In the normal course of business, each Account enters into contracts that contain a variety of representations and warranties and which provide general indemnities. An Account’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Account that have not yet occurred. Also, under the Accounts’ Trust organizational documents, the Trustees and Officers of CREF are indemnified against certain liabilities that may arise out of their duties to CREF. However, based on experience, the Accounts expect the risk of loss due to these warranties and indemnities to be minimal.

Note 2—management agreements

Investment advisory services for the Accounts are provided by TIAA-CREF Investment Management, LLC (“Investment Management”) in accordance with an Investment Management Service Agreement with CREF. Investment Management is a registered investment adviser and a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), a companion organization of CREF.

Administrative services and distribution functions for the CREF Accounts are provided by TIAA-CREF Individual & Institutional Services, LLC (“Services”) in accordance with a Principal Underwriting and Administrative Services Agreement with CREF. Services, a wholly-owned subsidiary of TIAA, is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.

The services provided by Investment Management and Services are provided at cost. Investment Management and Services receive fee payments from the CREF Accounts on a daily basis according to formulas established each year with the objective of keeping the fees as close as possible to each Account’s actual expenses. Any differences between actual expenses and the management fees are adjusted quarterly.

TIAA deducts a mortality and expense charge from CREF in an amount equal to 0.005% on an annual basis of the net assets of each Account pursuant to an Immediate Annuity Purchase Rate Guarantee Agreement. Under the terms of this agreement, TIAA guarantees that CREF participants transferring funds to TIAA for the immediate purchase of lifetime payout annuities will not be charged more than the rate stipulated in the CREF contract. There were no payments made by TIAA under this agreement for the six months ended June 30, 2006.

Note 3—investments

At June 30, 2006, the market value of securities loaned and collateral received in connection therewith was comprised as follows:

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Notes to financial statements (unaudited)	continued

		Stock	Global Equities	Growth
		Account	Account	Account
Market value of securities loaned		$662,555,625	$51,354,602	$4,641,399
Cash collateral		$725,480,166	$56,086,618	$4,846,010

			Inflation-
	Equity Index	Bond Market	Linked	Social Choice
	Account	Account	Account	Account
Market value of securities loaned	$331,019,875	$956,023,351	$79,545,042	$422,862,422
Cash collateral	$343,624,507	$972,641,866	$81,015,733	$430,175,615

At June 30, 2006, net unrealized appreciation (depreciation) of portfolio investments for each of the Accounts, consisting of gross unrealized appreciation and gross unrealized depreciation, were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
	Appreciation	Depreciation	(Depreciation)
Stock Account	$17,903,478,686	$2,951,539,401	$14,951,939,285
Global Equities Account	$811,898,721	$393,120,955	$418,777,766
Growth Account	$1,117,556,823	$433,611,179	$683,945,644
Equity Index Account	$2,730,701,390	$641,777,045	$2,088,924,345
Bond Market Account	$9,409,789	$167,628,021	$(158,218,232)
Inflation-Linked Bond Account	$80,510,744	$122,495,711	$(41,984,967)
Social Choice Account	$1,447,334,194	$244,741,885	$1,202,592,309
Money Market Account	$192,894	$1,578,604	$(1,385,710)

At June 30, 2006, Stock, Global Equities and Equity Index Accounts held the following open futures contracts:

	Number of	Market	Expiration	Unrealized
	Contracts	Value	Date	Appreciation
Stock Account
E-mini S&P 500 Index	741	$47,401,770	September 2006	$660,687
E-mini Russell 2000 Index	319	$23,334,850	September 2006	$855,925
				$1,516,612

Global Equities Account
E-mini S&P 500 Index	657	$42,028,290	September 2006	$256,415

Equity Index Account
E-mini S&P 500 Index	44	$2,814,680	September 2006	$37,792
E-mini Russell 2000 Index	6	$438,900	September 2006	$20,027
				$57,819

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Notes to financial statements (unaudited)	continued

Companies in which the Accounts held 5% or more of the outstanding voting shares are considered “affiliated companies” of the Accounts pursuant to the Investment Company Act of 1940. Additionally, investments in other investment companies advised by Investment Management or affiliated entities are treated as affiliated companies. Information regarding transactions with affiliated companies is as follows:

	Value at	Purchase		Realized	Dividend	Withholding	Shares at	Value at
Issue	December 31, 2005	Cost	Proceeds	Gain/(Loss)	Income	Expense	June 30, 2006	June 30, 2006
Stock Account
Brocade Communications Systems, Inc	$72,403,062	$2,971,153	$33,591,082	$7,461,073	$—	$—	—	$ *
Digital Garage, Inc	**	6,779,253	—	—	—	—	5,428	21,889,586
Hagemeyer NV	**	64,517	8,993,408	3,157,994	—	—	—	*
Information Development Co	**	—	242	123	74,924	5,245	416,300	3,648,975
Intelligent Wave, Inc	**	1,139,246	1,434,882	(130,195)	—	—	16,226	18,026,523
Lear Corp	**	14,882,163	54,071,865	(4,416,800)	—	—	—	*
Playmates Holdings Ltd	15,044,266	—	5,634	(3,208)	364,992	—	113,203,000	11,951,392
Risa Partners, Inc	**	1,579,239	14,467	4,833	—	—	—	*
TBS International Ltd	5,976,000	—	1,657,055	(842,945)	—	—	—	*
		$27,415,571	$99,768,635	$5,230,875	$439,916	$5,245		$55,516,476

	Value at	Purchase		Realized	Dividend	Withholding	Shares at	Value at
Issue	December 31, 2005	Cost	Proceeds	Gain/(Loss)	Income	Expense	June 30, 2006	June 30, 2006
Bond Market Account
TIAA-CREF High-Yield Bond Fund	$3,781,732	$140,504	$—	$—	$140,504	$—	432,491	$3,849,176
		$140,504	$—	$—	$140,504	$—		$3,849,176

*   Not an Affiliate as of June 30, 2006
**  Not an Affiliate as of December 31, 2005

Purchases and sales of portfolio securities, other than short-term money market instruments, for the Accounts for the six months ended June 30, 2006, were as follows:

	Stock	Global Equities	Growth	Equity Index	Bond Market	Inflation-Linked	Social Choice
	Account	Account	Account	Account	Account	Bond Account	Account
Purchases:
Unaffiliated companies	$33,402,251,183	$10,035,298,743	$6,826,418,293	$665,730,196	$6,783,151,290	$498,965,745	$4,048,072,610
Affiliated companies	27,415,571	—	—	—	140,504	—	—
Total Purchases	$33,429,666,754	$10,035,298,743	$6,826,418,293	$665,730,196	$6,783,291,794	$498,965,745	$4,048,072,610
Sales:
Unaffiliated companies	$35,871,510,655	$9,197,498,139	$7,153,853,988	$718,479,352	$6,459,017,130	$708,626,061	$3,857,639,100
Affiliated companies	99,768,635	—	—	—	—	—	—
Total Sales	$35,971,279,290	$9,197,498,139	$7,153,853,988	$718,479,352	$6,459,017,130	$708,626,061	$3,857,639,100

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Notes to financial statements (unaudited)	continued

Note 4—financial information

Selected financial information for an Accumulation Unit of each Account is presented below:

	Stock Account
	For the Six
	Months Ended	For the Years Ended December 31,
	June 30, 2006 (a)	2005	2004	2003	2002	2001
	(Unaudited)
Per Accumulation Unit Data:*
Investment income	$2.333	$3.819	$3.564	$2.796	$2.476	$2.432
Expenses	0.532	0.901	0.717	0.746	0.638	0.693
Investment income-net	1.801	2.918	2.847	2.050	1.838	1.739
Net realized and unrealized gain (loss) on total investments	7.142	11.478	19.297	39.127	(35.535)	(27.951)
Net increase (decrease) in Accumulation Unit Value	8.943	14.396	22.144	41.177	(33.697)	(26.212)
Accumulation Unit Value:
Beginning of year	206.533	192.137	169.993	128.816	162.513	188.725
End of period	$215.476	$206.533	$192.137	$169.993	$128.816	$162.513
Total Return	4.33%	7.49%	13.03%	31.97%	(20.73%)	(13.89%)
Ratios to Average Net Assets:**
Expenses	0.24%	0.46%	0.41%	0.52%	0.44%	0.41%
Investment income-net	0.83%	1.49%	1.63%	1.43%	1.28%	1.03%
Portfolio turnover rate	27.87%	58.24%	57.85%	47.46%	31.19%	29.41%
Accumulation Units outstanding at end of period (in thousands)	477,005	484,028	494,584	499,306	493,295	508,889
Net Assets at end of period (in thousands)	$118,842,995	$115,863,689	$110,781,826	$99,624,341	$75,551,091	$99,162,021

* Based on per accumulation unit data.
** Based on average net assets.
(a) The percentages shown for this period are not annualized.

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Notes to financial statements (unaudited)	continued

	Global Equities Account
	For the Six
	Months Ended	For the Years Ended December 31,
	June 30, 2006 (a)	2005	2004	2003	2002	2001
	(Unaudited)
Per Accumulation Unit Data:*
Investment income	$1.035	$1.641	$1.462	$1.249	$0.956	$0.985
Expenses	0.228	0.397	0.323	0.325	0.281	0.320
Investment income-net	0.807	1.244	1.139	0.924	0.675	0.665
Net realized and unrealized gain (loss) on total investments	3.206	6.205	8.064	16.227	(14.853)	(16.493)
Net increase (decrease) in Accumulation Unit Value	4.013	7.449	9.203	17.151	(14.178)	(15.828)
Accumulation Unit Value:
Beginning of year	84.887	77.438	68.235	51.084	65.262	81.090
End of period	$88.900	$84.887	$77.438	$68.235	$51.084	$65.262
Total Return	4.73%	9.62%	13.49%	33.57%	(21.72%)	(19.52%)
Ratios to Average Net Assets:**
Expenses	0.26%	0.50%	0.46%	0.57%	0.49%	0.46%
Investment income-net	0.91%	1.57%	1.62%	1.60%	1.18%	0.95%
Portfolio turnover rate	70.24%	136.83%	74.13%	139.61%	95.70%	111.91%
Accumulation Units outstanding at end of period (in thousands)	147,395	139,042	129,787	117,021	104,438	99,558
Net Assets at end of period (in thousands)	$13,436,573	$12,101,215	$10,311,276	$8,204,411	$5,497,690	$6,714,025

*	Based on per accumulation unit data.
**	Based on average net assets.
(a)	The percentages shown for this period are not annualized.

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Notes to financial statements (unaudited)	(continued)

	Growth Account
	For the Six
	Months Ended	For the Years Ended December 31,
	June 30, 2006 (a)	2005	2004	2003	2002	2001
	(Unaudited)
Per Accumulation Unit Data:*
Investment income	$0.336	$0.520	$0.672	$0.606	$0.488	$0.387
Expenses	0.158	0.291	0.249	0.265	0.231	0.278
Investment income-net	0.178	0.229	0.423	0.341	0.257	0.109
Net realized and unrealized gain (loss) on total investments	(2.126)	2.935	3.005	11.572	(18.704)	(18.345)
Net increase (decrease) in Accumulation Unit Value	(1.948)	3.164	3.428	11.913	(18.447)	(18.236)
Accumulation Unit Value:
Beginning of year	61.430	58.266	54.838	42.925	61.372	79.608
End of period	$59.482	$61.430	$58.266	$54.838	$42.925	$61.372
Total Return	(3.17%)	5.43%	6.25%	27.75%	(30.06%)	(22.91%)
Ratios to Average Net Assets:**
Expenses	0.26%	0.50%	0.45%	0.54%	0.46%	0.43%
Investment income-net	0.29%	0.39%	0.77%	0.70%	0.51%	0.17%
Portfolio turnover rate	56.72%	87.32%	64.72%	76.41%	53.99%	44.40%
Accumulation Units outstanding at end of period (in thousands)	189,742	194,004	196,256	197,453	176,249	171,149
Net Assets at end of period (in thousands)	$11,482,824	$12,127,909	$11,653,744	$11,041,732	$7,743,228	$10,774,984

* Based on per accumulation unit data.
** Based on average net assets.
(a)	The percentages shown for this period are not annualized.

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Notes to financial statements (unaudited)	(continued)

	Equity Index Account
	For the Six
	Months Ended	For the Years Ended December 31,
	June 30, 2006 (a)	2005	2004	2003	2002	2001
	(Unaudited)
Per Accumulation Unit Data:*
Investment income	$0.781	$1.441	$1.400	$1.073	$1.003	$0.973
Expenses	0.184	0.325	0.256	0.278	0.248	0.258
Investment income-net	0.597	1.116	1.144	0.795	0.755	0.715
Net realized and unrealized gain (loss) on total investments	1.908	3.320	6.954	15.521	(15.713)	(9.849)
Net increase (decrease) in Accumulation Unit Value	2.505	4.436	8.098	16.316	(14.958)	(9.134)
Accumulation Unit Value:
Beginning of year	82.627	78.191	70.093	53.777	68.735	77.869
End of period	$85.132	$82.627	$78.191	$70.093	$53.777	$68.735
Total Return	3.03%	5.67%	11.55%	30.34%	(21.76%)	(11.73%)
Ratios to Average Net Assets:**
Expenses	0.21%	0.41%	0.36%	0.46%	0.41%	0.37%
Investment income-net	0.69%	1.40%	1.60%	1.33%	1.26%	1.02%
Portfolio turnover rate	6.55%	7.36%	3.27%	3.40%	7.02%	6.14%
Accumulation Units outstanding at end of period (in thousands)	115,972	116,883	112,708	103,603	86,020	75,254
Net Assets at end of period (in thousands)	$10,096,304	$9,877,486	$9,018,989	$7,432,047	$4,751,780	$5,322,320

* Based on per accumulation unit data.
** Based on average net assets.
(a)	The percentages shown for this period are not annualized.

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Notes to financial statements (unaudited)	(continued)

	Bond Market Account
	For the Six
	Months Ended	For the Years Ended December 31,
	June 30, 2006 (a)	2005	2004	2003	2002	2001
	(Unaudited)
Per Accumulation Unit Data:*
Investment income	$1.910	$3.437	$3.265	$2.946	$3.317	$3.258
Expenses	0.186	0.342	0.292	0.347	0.261	0.242
Investment income-net	1.724	3.095	2.973	2.599	3.056	3.016
Net realized and unrealized gain (loss) on total investments	(2.345)	(1.414)	0.015	0.377	3.236	1.571
Net increase (decrease) in Accumulation Unit Value	(0.621)	1.681	2.988	2.976	6.292	4.587
Accumulation Unit Value:
Beginning of year	76.382	74.701	71.713	68.737	62.445	57.858
End of period	$75.761	$76.382	$74.701	$71.713	$68.737	$62.445
Total Return	(0.81%)	2.25%	4.17%	4.33%	10.08%	7.93%
Ratios to Average Net Assets:**
Expenses	0.24%	0.45%	0.40%	0.49%	0.41%	0.43%
Investment income-net	2.27%	4.09%	4.07%	3.69%	4.75%	5.36%
Portfolio turnover rate	116.22%	275.27%	100.40%	163.84%	249.41%	257.02%
Accumulation Units outstanding at end of period (in thousands)	74,527	73,664	70,239	73,111	81,952	71,368
Net Assets at end of period (in thousands)	$5,813,649	$5,797,417	$5,415,938	$5,408,805	$5,786,214	$4,577,720

* Based on per accumulation unit data.
** Based on average net assets.
(a)	The percentages shown for this period are not annualized.

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Notes to financial statements (unaudited)	(continued)

	Inflation-Linked Bond Account
	For the Six
	Months Ended	For the Years Ended December 31,
	June 30, 2006 (a)	2005	2004	2003	2002	2001
	(Unaudited)
Per Accumulation Unit Data:*
Investment income	$0.980	$2.657	$2.028	$1.764	$1.797	$1.816
Expenses	0.113	0.194	0.166	0.193	0.147	0.122
Investment income-net	0.867	2.463	1.862	1.571	1.650	1.694
Net realized and unrealized gain (loss) on total investments	(1.799)	(1.316)	1.497	1.395	3.817	0.692
Net increase (decrease) in Accumulation Unit Value	(0.932)	1.147	3.359	2.966	5.467	2.386
Accumulation Unit Value:
Beginning of year	46.443	45.296	41.937	38.971	33.504	31.118
End of period	$45.511	$46.443	$45.296	$41.937	$38.971	$33.504
Total Return	(2.01%)	2.53%	8.01%	7.61%	16.32%	7.67%
Ratios to Average Net Assets:**
Expenses	0.24%	0.43%	0.39%	0.48%	0.41%	0.36%
Investment income-net	1.83%	5.47%	4.34%	3.93%	4.56%	4.93%
Portfolio turnover rate	13.17%	23.80%	110.22%	239.72%	31.33%	42.16%
Accumulation Units outstanding at end of period (in thousands)	77,431	82,764	72,643	57,499	63,825	35,274
Net Assets at end of period (in thousands)	$3,668,189	$4,000,328	$3,424,643	2,522,182	$2,570,034	$1,232,261

*	Based on per accumulation unit data.
** Based on average net assets.
(a)	The percentages shown for this period are not annualized.

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Notes to financial statements (unaudited)	(continued)

	Social Choice Account
	For the Six
	Months Ended	For the Years Ended December 31,
	June 30, 2006 (a)	2005	2004	2003	2002	2001
	(Unaudited)
Per Accumulation Unit Data:*
Investment income	$1.726	$2.987	$2.883	$2.418	$2.687	$2.766
Expenses	0.259	0.465	0.377	0.422	0.337	0.352
Investment income-net	1.467	2.522	2.506	1.996	2.350	2.414
Net realized and unrealized gain (loss) on total investments	(0.107)	2.877	6.473	14.293	(10.756)	(7.003)
Net increase (decrease) in Accumulation Unit Value	1.360	5.399	8.979	16.289	(8.406)	(4.589)
Accumulation Unit Value:
Beginning of year	113.958	108.559	99.580	83.291	91.697	96.286
End of period	$115.318	$113.958	$108.559	$99.580	$83.291	$91.697
Total Return	1.19%	4.97%	9.02%	19.56%	(9.17%)	(4.77%)
Ratios to Average Net Assets:**
Expenses	0.22%	0.42%	0.37%	0.47%	0.39%	0.40%
Investment income-net	1.26%	2.29%	2.46%	2.22%	2.75%	2.77%
Portfolio turnover rate	49.90%	96.97%	36.51%	40.91%	92.82%	68.64%
Accumulation Units outstanding at end of period (in thousands)	66,827	66,154	62,316	57,111	50,707	46,290
Net Assets at end of period (in thousands)	$7,961,890	$7,794,417	$7,001,614	$5,893,322	$4,382,250	$4,413,654

*	Based on per accumulation unit data.
** Based on average net assets.
(a)	The percentages shown for this period are not annualized.

114	| 2006 Semiannual Report College Retirement Equities Fund	College Retirement Equities Fund 2006 Semiannual Report |	115

Notes to financial statements (unaudited)	(continued)

	Money Market Account
	For the Six
	Months Ended	For the Years Ended December 31,
	June 30, 2006 (a)	2005	2004	2003	2002	2001
	(Unaudited)
Per Accumulation Unit Data:*
Investment income	$0.538	$0.726	$0.307	$0.264	$0.407	$0.888
Expenses	0.050	0.090	0.078	0.097	0.082	0.069
Investment income-net	0.488	0.636	0.229	0.167	0.325	0.819
Net realized and unrealized gain (loss) on total investments	(0.002)	0.003	(0.006)	(0.004)	(0.005)	0.009
Net increase (decrease) in Accumulation Unit Value	0.486	0.639	0.223	0.163	0.320	0.828
Accumulation Unit Value:
Beginning of year	22.663	22.024	21.801	21.638	21.318	20.490
End of period	$23.149	$22.663	$22.024	$21.801	$21.638	$21.318
Total Return	2.15%	2.90%	1.02%	0.75%	1.50%	4.04%
Ratios to Average Net Assets:**
Expenses	0.22%	0.41%	0.36%	0.45%	0.38%	0.33%
Investment income-net	2.14%	2.86%	1.05%	0.77%	1.51%	3.88%
Accumulation Units outstanding at end of period (in thousands)	357,663	316,665	297,573	305,732	334,898	338,791
Net Assets at end of period (in thousands)	$8,514,367	$7,406,045	$6,781,310	$6,907,760	$7,500,125	$7,479,956

*	Based on per accumulation unit data.
** Based on average net assets.
(a)	The percentages shown for this period are not annualized.

116	| 2006 Semiannual Report College Retirement Equities Fund	College Retirement Equities Fund 2006 Semiannual Report |	117

Notes to financial statements (unaudited)	continued

Note 5—accumulation units

Changes in the number of Accumulation Units outstanding were as follows:

	Stock Account		Global Equities Account
	For the	For the	For the	For the
	Six Months	Year Ended	Six Months	Year Ended
	Ended	December 31,	Ended	December 31,
	June 30, 2006	2005	June 30, 2006	2005
	(Unaudited)		(Unaudited)
Accumulation Units:
Credited for premiums	8,783,394	18,868,912	5,199,954	10,857,379
Credited (cancelled) for transfers,
disbursements and amounts
applied to the Annuity Fund	(15,807,188)	(29,424,550)	3,153,156	(1,602,273)
Outstanding:
Beginning of year	484,028,547	494,584,185	139,041,611	129,786,505
End of period	477,004,753	484,028,547	147,394,721	139,041,611

	Growth Account		Equity Index Account
	For the	For the	For the	For the
	Six Months	Year Ended	Six Months	Year Ended
	Ended	December 31,	Ended	December 31,
	June 30, 2006	2005	June 30, 2006	2005
	(Unaudited)		(Unaudited)
Accumulation Units:
Credited for premiums	8,390,243	18,831,085	4,736,952	10,482,186
Credited (cancelled) for transfers,
disbursements and amounts
applied to the Annuity Fund	(12,652,187)	(21,082,643)	(5,647,799)	(6,307,208)
Outstanding:
Beginning of year	194,004,202	196,255,760	116,883,183	112,708,205
End of period	189,742,258	194,004,202	115,972,336	116,883,183

	Bond Market Account		Inflation-Linked Bond Account
	For the	For the	For the	For the
	Six Months	Year Ended	Six Months	Year Ended
	Ended	December 31,	Ended	December 31,
	June 30, 2006	2005	June 30, 2006	2005
	(Unaudited)		(Unaudited)
Accumulation Units:
Credited for premiums	3,073,267	6,171,620	3,588,541	7,634,851
Credited (cancelled) for transfers,
disbursements and amounts
applied to the Annuity Fund	(2,210,430)	(2,747,172)	(8,922,178)	2,486,624
Outstanding:
Beginning of year	73,663,784	70,239,336	82,764,467	72,642,992
End of period	74,526,621	73,663,784	77,430,830	82,764,467

118 | 2006 Semiannual Report College Retirement Equities Fund

Notes to financial statements (unaudited)	continued

	Social Choice Account		Money Market Account
	For the	For the	For the	For the
	Six Months	Year Ended	Six Months	Year Ended
	Ended	December 31,	Ended	December 31,
	June 30, 2006	2005	June 30, 2006	2005
	(Unaudited)		(Unaudited)
Accumulation Units:
Credited for premiums	2,667,872	5,610,551	19,986,827	37,076,310
Credited (cancelled) for transfers,
disbursements and amounts
applied to the Annuity Fund	(1,994,727)	(1,772,724)	21,011,469	(17,984,295)
Outstanding:
Beginning of year	66,153,589	62,315,762	316,664,992	297,572,977
End of period	66,826,734	66,153,589	357,663,288	316,664,992

Note 6—line of credit

Each of the Accounts, except the Bond Market and Money Market Accounts, participate in a $1.75 billion unsecured revolving credit facility to be used for temporary purposes, including the funding of participant withdrawals. Certain affiliated accounts and mutual funds, each of which is managed by Investment Management, or an affiliate of Investment Management, also participate in this facility. An annual commitment fee for the credit facility is borne by the respective Accounts. Interest associated with any borrowing under the facility is charged to the borrowing Accounts at rates which are based on the Federal Funds Rate in effect during the time of the borrowing. The Accounts are not liable for borrowings under the facility by affiliated accounts or mutual funds. For the six months ended June 30, 2006, there were no borrowings under this credit facility by the Accounts. The Bond Market and Social Choice Accounts participate in a letter of credit agreement in the amount of $15 million for the purpose of facilitating the settlement of transactions in the mortgage backed securities market. For the six months ended June 30, 2006, there were no drawdowns under this agreement.

College Retirement Equities Fund 2006 Semiannual Report | 119

Board approval of investment management agreement

CREF’s trustees are responsible for overseeing CREF’s corporate policies and for adhering to fiduciary standards under the Investment Company Act of 1940 (“1940 Act”). The Board is responsible for the annual renewal of CREF’s investment management agreement (the “Management Agreement”) with TIAA-CREF Investment Management, LLC (“Investment Management”). Under the Management Agreement, Investment Management assumes responsibility for providing to, or obtaining for, CREF investment advisory services.

In considering whether to renew the Management Agreement the Board, at its April 3, and May, 16, 2006 meetings, reviewed the following factors with respect to each Account: (1) the nature, extent and quality of services provided by Investment Management to each Account; (2) the investment performance of each Account; (3) the costs of the services provided to each Account and the profits realized or to be realized by Investment Management and its affiliates from their relationship with the Accounts; (4) the extent to which economies of scale have been realized as each Account grows; (5) whether the level of fees reflects those economies of scale for the benefit of Account investors; (6) comparisons of services and fees with contracts entered into by Investment Management with other clients; and (7) other benefits derived or anticipated to be derived by Investment Management from its relationship with the Accounts. Investment Management provides services to each of the CREF Accounts “at cost” and, as such, the Management Agreement is not governed by Section 15(c) of the 1940 Act. This unique “at cost” structure is an essential factor that the trustees considered in reviewing the investment advisory arrangements with Investment Management.

Set forth below are the general factors the Board considered for all of the Accounts, followed by an outline of the specific factors the Board considered for each particular Account.

The Nature, Extent and Quality of Services. The Board considered that Investment Management is an experienced investment adviser whose investment professionals have managed the various CREF Accounts since their inception. Under the Management Agreement, Investment Management is responsible for managing the assets of the Accounts, including conducting research, recommending investments and placing orders to buy and sell securities for the Accounts’ investment portfolios; active and extensive monitoring of the investment portfolios daily by various personnel with specific responsibility for the particular type of investment in question; and reporting on the investment performance of the Accounts to the Boards at their scheduled quarterly meetings. The Board considered that Investment Management has carried out these responsibilities in a highly professional manner over the years.

The Board considered, among other things, the performance of each of the Accounts, as discussed below.

Performance. The Board considered the performance of each Account over the past year, three years, five years and ten years and the Accounts’ performance as compared to their peer groups and benchmark indices. The Board considered the

120 | 2006 Semiannual Report College Retirement Equities Fund

Board approval of investment management agreement	continued

comparative performance and expense data for each Account prepared by an independent third party, Lipper, Inc.’s Global Fiduciary Review unit (“Lipper”) for each pertinent Account, as well as performance against its performance benchmark. For the most part, the Accounts’ returns over the long-term have been very close to their benchmarks, after factoring in the effect of fees. The Board considered that when that was not the case, Investment Management had taken remedial action. For additional detail about the considerations for each CREF Account, see Account-by-Account synopsis below.

Cost and Profitability. The Board considered the various fees paid by the CREF Accounts during 2005, including investment advisory fees paid to Investment Management, expressed in dollar terms and as a percentage of assets, as well as a reconciliation and analysis of those expenses. The Board considered that Investment Management charges expenses “at cost,” and expenses are adjusted quarterly. The Board considered the rationale for Investment Management’s anticipated costs in providing the services to CREF and considered whether these anticipated costs are reasonable in relation to the nature and quality of Investment Management’s services. The Board noted that while overall CREF costs have gone up, the investment management costs have in some cases gone down.

Fees Charged by Other Advisers. The Board considered information regarding fees paid to other advisers for managing similar investment portfolios. The Board received comparative fee information for comparable peer group funds prepared by Lipper, as well as data produced internally. The Board considered that the projected at-cost advisory fee to be paid to Investment Management for its services to each Account compared favorably to the advisory fees charged to other comparable portfolios. The Board considered that, for the most part, the fees under Investment Management’s current management agreements with the Accounts are lower than those of the peer group variable annuities identified by Lipper. See the Account-by-Account detail below.

Economies of Scale. The Board considered that Investment Management’s fees are at-cost, so economies of scale are already integrated into the expense formulation. As costs go down, fees go down and, as assets increase, assuming costs remain level, the fees go down.

Fee Comparison with Other Clients. The Board considered that the CREF Accounts are Investment Management’s only clients. The Board considered information about portfolios managed by Teachers Advisors, Inc., an investment adviser affiliated with Investment Management (“Teachers Advisors”). These fees, however, are not at-cost, and have historically been quite low, though they have recently been increased for some products.

Other Benefits. The Board considered that Investment Management and its affiliates may benefit from the advisory relationship with CREF to the extent this relationship results in potential investors viewing the TIAA-CREF group of companies as a leading retirement plan provider in the academic and nonprofit market and a single source for all their financial service needs. A major benefit that

College Retirement Equities Fund 2006 Semiannual Report | 121

Board approval of investment management agreement	continued

accrues to the Accounts is that Investment Management provides its services at cost — resulting in lower fees as costs go down.

The CREF trustees considered the following specific factors during their determination to renew the investment advisory agreements for each Account listed below:

Account-by-Account Factors

CREF Stock Account

  The Account is operated as an at-cost arrangement, with no profits to Investment Management. The investment management fee is 0.12%.
  The Account’s actual and pro forma management fees are in the 1st quintile of its Expense Universe.
  The Account underperformed its benchmark over all prior periods, but most of the time the performance differential was slight.
  For the one-, two-, three- and four-year periods ended 12/31/05, the Account was in the 2nd quintile of its Performance Universe.
  For the five- and ten-year periods, the Account was in the 3rd quintile of its Performance Universe.
  The Account received an Overall Morningstar Rating of 5 stars for the one-year period ended 12/31/05.
  The Adviser is building out the research team to add 14 more analysts over the next two years. The Account is also looking to increase its international exposure with an aim to move to 75% domestic/ 25% international (including 3% emerging markets) by 2007.

CREF Growth Account

  The Account is operated as an at-cost arrangement, with no profits to Investment Management. The investment management fee is 0.14%.
  The Account’s actual and pro forma management fees are in the 1st quintile of its Expense Universe.
  The Account outperformed its benchmark over the one-year period, but underperformed its benchmark over the three-, five- and ten-year periods.
  For the one-, two-, three-, four-, five- and ten-year periods ended 12/31/05, the Account was in the 4th quintile of its Performance Universe.
  The Account received an Overall Morningstar Rating of 3 stars for the one-year period ended 12/31/05.
  Longer-term performance of the Account was impacted negatively by poor stock selection, so the portfolio team was dismissed and management was taken over by Greg Luttrell and Susan Hirsch.

CREF Equity Index Account

  The Account is operated as an at-cost arrangement, with no profits to Investment Management. The investment management fee is 0.08%.
  The Account’s actual and pro forma management fees are in the 1st and 4th quintile of its Expense Universe.

122 | 2006 Semiannual Report College Retirement Equities Fund

Board approval of investment management agreement	continued

  For the 1, 3 and 5 year periods ended 12/31/05, the Account was in the 4th quintile of its Performance Universe.
  For the 2, 4 and 10 year periods, the Account was in the 3rd quintile of its Performance Universe.
  The Account received an Overall Morningstar Rating of 5 stars for the one-year period ended 12/31/05.
  The longer-term performance was affected by amounts of cash held. The new account manager introduced a maximum cash balance target of 10 basis points in late 2004.

CREF Social Choice Account

  The Account is operated as an at-cost arrangement, with no profits to Investment Management. The investment management fee is 0.09%.
  The Account’s actual and pro forma management fees are in the 1st quintile of its Expense Universe.
  The Account has generally matched the performance of its benchmark over the one-, three-, five- and ten-year periods.
  For the one-, four- and five-year periods ended 12/31/05, the Account was in the 3rd quintile of its Performance Universe.
  For the 2, 3 and 10 year periods ended 12/31/05, the Account was in the 2nd quintile of its Performance Universe.
  The Account received an Overall Morningstar Rating of 5 stars for the one-year period ended 12/31/05.

CREF Global Equities Account

  The Account is operated as an at-cost arrangement, with no profits to Investment Management. The investment management fee is 0.16%.
  The Account’s actual and pro forma management fees are in the 1st quintile of its Expense Universe.
  The Account outperformed its benchmark over the one- and ten-year periods, but underperformed its benchmark over the three- and five-year periods.
  For the one-, four-, five- and ten-year periods ended 12/31/05, the Account was in the 4th quintile of its Performance Universe.
  For the two- and three-year periods, the Account was in the 3rd and 2nd quintile of its Performance Universe, respectively.
  The Account received an Overall Morningstar Rating of 3 stars for the one-year period ended 12/31/05.

CREF Inflation-Linked Bond Account

  The Account is operated as an at-cost arrangement, with no profits to Investment Management. The investment management fee is 0.11%.
  The Account’s actual and pro forma management fees are in the 1st quintile of its Expense Universe.
  Over the one-, three- and five-year and since inception periods, the Account has marginally underperformed its benchmark.
  For the one-year period ended 12/31/05, the Account was in the 2nd quintile of its Performance Universe.

College Retirement Equities Fund 2006 Semiannual Report | 123

Board approval of investment management agreement	concluded

  For the two-, three-, four- and five-year periods, the Account was in the 1st quintile of its Performance Universe.
  Note: The Account is not rated by Morningstar.
  Longer-term performance suffered as a result of the portfolio manager’s more active management strategy. As a result, the previous manager of the Account was reassigned back to the account in March 2004 and the Account’s performance has continually improved as a result of the change in management.

CREF Bond Market Account

  The Account is operated as an at-cost arrangement, with no profits to Investment Management. The investment management fee is 0.11%.
  The Account’s actual and pro forma management fees are in the 1st quintile of its Expense Universe.
  Over the one-, three-, five- and ten-year periods, the Account has marginally underperformed its benchmark.
  For the one- and ten-year periods ended 12/31/05, the Account was in the 2nd quintile of its Performance Universe.
  For the two-, three-, four- and five-year periods ended 12/31/05, the Account was in the 3rd quintile of its Performance Universe.
  The Account received an Overall Morningstar Rating of 5 stars for the one-year period ended 12/31/05.

CREF Money Market Account

  The Account is operated as an at-cost arrangement, with no profits to Investment Management. The investment management fee is 0.06%.
  The Account’s actual and pro forma management fees are in the 1st and 2nd quintile of its Expense Universe, respectively.

The Account outperformed its benchmark over the one-year, three-year and five-year periods, but has underperformed its benchmark since inception.

  For the one-, two-, three-, four-, five- and ten-year periods ended 12/31/05, the Account was in the 1st quintile of its Performance Universe.
  Money market funds are not rated by Morningstar.

Based on these factors, and the information provided, the Board approved the continuation of the Management Agreement covering each of the Accounts. No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the Management Agreement. The trustees were advised by separate independent legal counsel throughout the review process.

124 | 2006 Semiannual Report College Retirement Equities Fund

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HOW TO REACH US

TIAA-CREF WEBSITE	PLANNING AND SERVICE CENTER
Account performance, personal account	TIAA-CREF Mutual Funds, after-tax annuities
information and transactions, product	and life insurance
descriptions, and information about	800 223-1200
investment choices and income options	8 a.m. to 10 p.m. ET, Monday–Friday
www.tiaa-cref.org
24 hours a day, 7 days a week	FOR HEARING- OR SPEECH-IMPAIRED
PARTICIPANTS
AUTOMATED TELEPHONE SERVICE	800 842-2755
Check account performance and accumula-	8 a.m. to 10 p.m. ET, Monday–Friday
tion balances, change allocations, transfer	9 a.m. to 6 p.m. ET, Saturday
funds and verify credited premiums.
800 842-2252	TIAA-CREF TRUST COMPANY, FSB
24 hours a day, 7 days a week	Asset management, trust administration,
estate planning, planned giving and
TELEPHONE COUNSELING CENTER	endowment management
Retirement saving and planning, income	888 842-9001
options and payments, and tax reporting	8 a.m. to 5 p.m. CT, Monday–Friday
800 842-2776
8 a.m. to 10 p.m. ET, Monday–Friday	TIAA-CREF TUITION FINANCING, INC.
9 a.m. to 6 p.m. ET, Saturday	Tuition financing programs
888 381-8283
8 a.m. to 11 p.m. ET, Monday–Friday

For historical and current performance information for CREF variable annuity accounts, for the TIAA Real Estate Account, or for any of our products, visit the TIAA-CREF website at www.tiaa-cref.org, or call 800 842-2776. A Form 10-K Annual Report and Form 10-Q Quarterly Reports for the TIAA Real Estate Account are available on request.

TIAA-CREF Individual & Institutional Services, LLC, and Teachers Personal Investors Services, Inc., distribute securities products.

You should consider the investment objectives, risks, charges and expenses carefully before investing. Please call 877 518-9161 or visit www.tiaa-cref.org for a prospectus that contains this and other information. Please read the prospectus carefully before investing. TIAA-CREF Investment Management serves as investment manager to CREF. Teachers Insurance and Annuity Association (TIAA), New York, NY, and TIAA-CREF Life Insurance Co., New York, NY, issue insurance and annuities. TIAA-CREF Trust Company, FSB, provides trust services. TIAA-CREF Tuition Financing, Inc. (TFI) is the program manager for 529 college savings plans. Investment products are not FDIC insured, may lose value and are not bank guaranteed.

©2006 Teachers Insurance and Annuity Association—College Retirement Equities Fund (TIAA-CREF),
New York, NY 10017

730 Third Avenue New York, NY 10017-3206

Printed on recycled paper	A10939
C36287	8/06

PRST STD U.S. POSTAGE PAID TIAA-CREF

730 Third Avenue New York, NY 10017-3206

Printed on recycled paper	A10939
C36287	8/06

Item 2. Code of Ethics.

     The Board of Trustees of the College Retirement Equities Fund (the “Registrant”) has a code of ethics for senior financial officers, including its principal executive officer, principal financial officer, principal accounting officer, or controller, and persons performing similar functions, in conformity with rules promulgated under the Sarbanes-Oxley Act of 2002.

     During the reporting period, there were no implicit or explicit waivers granted by the Registrant from any provision of the code of ethics.

Item 3. Audit Committee Financial Expert.

There is no change to the Audit Committee Financial Expert.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

COLLEGE RETIREMENT EQUITIES FUND
STOCK ACCOUNT
Summary of Market Values by Country
June 30, 2006
		% OF MARKET
DOMESTIC	VALUE	VALUE
UNITED STATES	$91,905,304,333	77.18%

TOTAL DOMESTIC	91,905,304,333	77.18

FOREIGN
ARGENTINA	882,540	0.00
AUSTRALIA	1,091,034,321	0.92
AUSTRIA	112,812,864	0.09
BELGIUM	190,177,870	0.16
BERMUDA	55,605	0.00
BRAZIL	82,009,112	0.07
CANADA	1,915,812,267	1.61
CAYMAN ISLANDS	7,608,423	0.01
CHILE	4,856,038	0.00
CHINA	13,635,496	0.01
COLUMBIA	915,559	0.00
CZECH REPUBLIC	2,092,799	0.00
DENMARK	164,705,981	0.14
EGYPT	1,986,394	0.00
FINLAND	631,395,505	0.53
FRANCE	2,889,696,216	2.43
GERMANY	2,045,201,143	1.72
GREECE	90,717,635	0.08
HONG KONG	511,226,991	0.43
HUNGARY	23,345,063	0.02
INDIA	95,098,317	0.08
INDONESIA	20,049,039	0.02
IRELAND	151,594,891	0.13
ISRAEL	53,656,931	0.05
ITALY	949,614,757	0.80
JAPAN	5,675,213,610	4.77
LUXEMBOURG	3,461,537	0.00
MALAYSIA	34,261,095	0.03
MEXICO	29,579,615	0.02
NETHERLANDS	1,273,877,214	1.07
NEW ZEALAND	48,934,086	0.04
NORWAY	187,062,886	0.16
PERU	1,327,103	0.00
PHILIPPINES	15,690,456	0.01
POLAND	4,762,468	0.00
PORTUGAL	48,507,694	0.04
REPUBLIC OF KOREA	162,115,853	0.14
RUSSIA	98,165,604	0.08
SINGAPORE	256,701,632	0.22
SOUTH AFRICA	101,194,227	0.08
SPAIN	641,488,937	0.54
SWEDEN	468,250,409	0.39
SWITZERLAND	1,957,042,543	1.64
TAIWAN (REPUBLIC OF CHINA)	93,592,402	0.08
THAILAND	21,441,257	0.02
TURKEY	4,094,222	0.00
UNITED KINGDOM	4,991,703,809	4.19

TOTAL FOREIGN	27,168,650,416	22.82

TOTAL PORTFOLIO	$119,073,954,749	100.00%

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

COLLEGE RETIREMENT EQUITIES FUND
STOCK ACCOUNT
STATEMENT OF INVESTMENTS (Unaudited)
June 30, 2006

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)

BONDS - 0.00% **

CORPORATE BONDS - 0.00% **

COMMUNICATIONS - 0.00% **
$ 9,949,900	b,v*	Exodus Communications, Inc	5.250	02/15/08	$-	^
		TOTAL COMMUNICATIONS			-	^

		TOTAL CORPORATE BONDS			-	^
		(Cost $9,950)

GOVERNMENT BONDS - 0.00% **

U.S. TREASURY SECURITIES - 0.00% **
325,000		United States Treasury Bond	5.000	02/15/11	324
		TOTAL U.S. TREASURY SECURITIES			324

		TOTAL GOVERNMENT BONDS			324
		(Cost $320)

		TOTAL BONDS			324
		(Cost $10,270)
SHARES

PREFERRED STOCKS - 0.01%

COMMUNICATIONS - 0.00% **
75,187		ProSiebenSat.1 Media AG.			1,878
		TOTAL COMMUNICATIONS			1,878

INSURANCE CARRIERS - 0.00% **
24,827		Great-West Lifeco, Inc (Series E)			603
2,692		Great-West Lifeco, Inc (Series F)			66
		TOTAL INSURANCE CARRIERS			669

PRIMARY METAL INDUSTRIES - 0.00% **
490,350	v*	Superior Trust I			-	^
		TOTAL PRIMARY METAL INDUSTRIES			-	^

TRANSPORTATION EQUIPMENT - 0.01% **
5,259		Porsche AG.			5,082
		TOTAL TRANSPORTATION EQUIPMENT			5,082

		TOTAL PREFERRED STOCKS			7,629
		(Cost $6,803)

COMMON STOCKS - 99.49%

ADMINISTRATION OF ECONOMIC PROGRAMS - 0.00% **
2,691,258		Centrais Eletricas Brasileiras S.A.			56
3,398,163		Centrais Eletricas Brasileiras S.A.			74
		TOTAL ADMINISTRATION OF ECONOMIC PROGRAMS			130

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
AGRICULTURAL PRODUCTION-CROPS - 0.01%
244,089		Chiquita Brands International, Inc	$3,364
9,100		Cresud S.A. (ADR)	123
574,366		Gallaher Group plc	8,977
19,000		PT Gudang Garam Tbk	19
		TOTAL AGRICULTURAL PRODUCTION-CROPS	12,483

AGRICULTURAL PRODUCTION-LIVESTOCK - 0.01%
92,936		Pilgrim's Pride Corp	2,398
3,311		Seaboard Corp	4,238
		TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK	6,636

AGRICULTURAL SERVICES - 0.00% **
315,998		AWB Ltd	1,017
1,628,000		Chaoda Modern Agriculture	1,017
74,704		Yara International ASA	996
		TOTAL AGRICULTURAL SERVICES	3,030

AMUSEMENT AND RECREATION SERVICES - 0.24%
665,195	e	Aristocrat Leisure Ltd	6,365
123,800		Aruze Corp	2,697
329,091	*	Bally Technologies, Inc	5,420
188,922	*	Bally Total Fitness Holding Corp	1,281
22,200		Berjaya Sports Toto Bhd	29
6,941	*	BetandWin.com Interactive Entertainment AG.	550
44,428		BETonSPORTS plc	122
62,004	*	Century Casinos, Inc	664
76,000		China Travel International Inv HK	18
50,028		Churchill Downs, Inc	1,874
170,459		Dover Downs Gaming & Entertainment, Inc	3,348
180,986		Dover Motorsports, Inc	1,062
363,544	*	GameLoft	2,691
525,394		GTECH Holdings Corp	18,273
951,592		Harrah's Entertainment, Inc	67,734
147,597		International Speedway Corp (Class A)	6,844
3,532,196		Ladbrokes plc	26,622
76,019	*	Lakes Entertainment, Inc	919
194,538	e*	Leapfrog Enterprises, Inc	1,965
171,703	*	Life Time Fitness, Inc	7,945
332,001	*	Live Nation, Inc	6,760
23,302		Lottomatica S.p.A	884
222,398	*	Magna Entertainment Corp (Class A)	1,170
639,842	*	Marvel Entertainment, Inc	12,797
18,000		Mizuno Corp	124
135,591	*	MTR Gaming Group, Inc	1,272
342,188	*	Multimedia Games, Inc	3,466
86,199		OPAP S.A.	3,119
31,400		Oriental Land Co Ltd	1,769
54,905		Paddy Power plc	951
323,784		PartyGaming plc	692
455,342	*	Penn National Gaming, Inc	17,658
278,854	*	Pinnacle Entertainment, Inc	8,547
420,508		Publishing & Broadcasting Ltd	5,689
258,299		Rank Group plc	953
169		Round One Corp	603
5		Sammy NetWorks Co Ltd	34
286,977		Sega Sammy Holdings, Inc	10,644
538,276	e*	Six Flags, Inc	3,025

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
91,379		Speedway Motorsports, Inc	$3,449
132,224		Sportingbet plc	962
116,660	*	Sunterra Corp	1,195
989,758		TABCORP Holdings Ltd	11,177
7,300		Tanjong plc	27
73,879		UNiTAB Ltd	810
83,100		Valor Co Ltd	1,516
453,344		Warner Music Group Corp	13,365
801,507		Westwood One, Inc	6,011
151,073		William Hill plc	1,750
129,781	*	WMS Industries, Inc	3,555
124,837		World Wrestling Entertainment, Inc	2,108
		TOTAL AMUSEMENT AND RECREATION SERVICES	282,505

APPAREL AND ACCESSORY STORES - 0.67%
624,118		Abercrombie & Fitch Co (Class A)	34,595
393,603	*	Aeropostale, Inc	11,371
1,172,321		American Eagle Outfitters, Inc	39,906
516,230	*	AnnTaylor Stores Corp	22,394
362,800		Aoyama Trading Co Ltd	11,362
148,817		Bebe Stores, Inc	2,295
237,529		Brown Shoe Co, Inc	8,095
45,968		Buckle, Inc	1,925
170,424		Burberry Group plc	1,355
73,191	*	Cache, Inc	1,269
730		Camaieu	141
195,850	*	Carter's, Inc	5,176
168,701	*	Casual Male Retail Group, Inc	1,696
184,059		Cato Corp (Class A)	4,758
84,393	*	Charlotte Russe Holding, Inc	2,020
716,124	*	Charming Shoppes, Inc	8,049
2,894,637	*	Chico's FAS, Inc	78,097
128,012	*	Children's Place Retail Stores, Inc	7,687
230,039		Christopher & Banks Corp	6,671
36,515	*	Citi Trends, Inc	1,559
565,047		Claire's Stores, Inc	14,414
32,728		DEB Shops, Inc	789
309,623	*	Dress Barn, Inc	7,849
93,669	*	DSW, Inc	3,412
15,414		Edgars Consolidated Stores Ltd	63
31,900		Fast Retailing Co Ltd	2,609
251,940		Finish Line, Inc (Class A)	2,981
689,729		Foot Locker, Inc	16,892
139,359		Foschini Ltd	894
7,692,361		Gap, Inc	133,847
963,000		Giordano International Ltd	456
1,182,871		Hennes & Mauritz AB (B Shs)	45,814
289,507	*	HOT Topic, Inc	3,332
197,677		Inditex S.A.	8,336
22,447	*	J Crew Group, Inc	616
131,006	*	Jo-Ann Stores, Inc	1,919
104,601	*	JOS A Bank Clothiers, Inc	2,506
2,211,340	*	Kohl's Corp	130,735
1,951,195		Limited Brands, Inc	49,931
6,957		Lindex AB	99
267		Lotte Shopping Co Ltd	104
77,818	*	New York & Co, Inc	760
149,400		Nishimatsuya Chain Co Ltd	2,895
1,109,700		Nordstrom, Inc	40,504

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
450,317	*	Pacific Sunwear Of California, Inc	$8,074
546,219	*	Payless Shoesource, Inc	14,841
714,543		Ross Stores, Inc	20,043
64,959	*	Shoe Carnival, Inc	1,550
69,119		SSL International plc	380
164,013		Stage Stores, Inc	5,413
33,667	*	Syms Corp	620
139,355		Talbots, Inc	2,571
565,910	*	The Wet Seal, Inc	2,762
241,917	*	Too, Inc	9,287
14,642		Truworths International Ltd	44
75,462	*	Under Armour, Inc	3,216
469,686	*	Urban Outfitters, Inc	8,215
108,635	*	Wilsons The Leather Experts, Inc	445
25,178		Woolworths Holdings Ltd	48
		TOTAL APPAREL AND ACCESSORY STORES	799,687

APPAREL AND OTHER TEXTILE PRODUCTS - 0.18%
86,000		Asics Corp	877
65,000		Atsugi Co Ltd	96
23,769		Benetton Group S.p.A.	355
88,312	*	Columbia Sportswear Co	3,997
299,546	v*	DHB Industries, Inc	575
1,920		Gerry Weber International AG.	42
167,243	*	Guess ?, Inc	6,982
127,000		Gunze Ltd	758
279,749	*	Gymboree Corp	9,724
164,569	*	Hartmarx Corp	988
46,670	*	Innovo Group, Inc	38
982,929		Jones Apparel Group, Inc	31,247
296,884		Kellwood Co	8,690
8,000		Li Ning Co Ltd	8
533,927		Liz Claiborne, Inc	19,787
67,801	*	Maidenform Brands, Inc	836
862,100		Mitsubishi Rayon Co Ltd	7,029
1,558,669		Nisshinbo Industries, Inc	17,071
86,100		Onward Kashiyama Co Ltd	1,326
272,165		Phillips-Van Heusen Corp	10,386
553,177		Polo Ralph Lauren Corp	30,369
645,720	*	Quiksilver, Inc	7,865
10,400	*	Renown, Inc	120
200,500		Russell Corp	3,641
57,500		Shimamura Co Ltd	6,308
452		Ten Cate NV	13
51,000		Tokyo Style Co Ltd	607
2,220,000		Toyobo Co Ltd	6,292
85,089	*	True Religion Apparel, Inc	1,506
385,025		VF Corp	26,151
66,000		Wacoal Holdings Corp	926
278,176	*	Warnaco Group, Inc	5,196
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	209,806

AUTO REPAIR, SERVICES AND PARKING - 0.07%
638,500		Aisin Seiki Co Ltd	18,991
61,557	*	Amerco, Inc	6,196
18,740		Bandag, Inc	686
49,175		Bandag, Inc (Class A)	1,524
103,395		Central Parking Corp	1,654
158,166	*	Dollar Thrifty Automotive Group, Inc	7,128

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
717		Haldex AB	$15
35,000		Ichikoh Industries Ltd	99
96,774	*	Midas, Inc	1,781
70,996		Monro Muffler, Inc	2,312
60,800		NOK Corp	1,766
23,300		Park24 Co Ltd	687
286,525	*	PHH Corp	7,891
258,366		Ryder System, Inc	15,096
2,838		Sixt AG.	112
26,599	*	Standard Parking Corp	720
96,400		Sumitomo Rubber Industries, Inc	1,062
722,000		T RAD Co Ltd	2,893
244,610	*	Wright Express Corp	7,030
		TOTAL AUTO REPAIR, SERVICES AND PARKING	77,643

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.15%
468,514		Advance Auto Parts	13,540
46,136	e*	America's Car-Mart, Inc	937
74,909	*	Asbury Automotive Group, Inc	1,569
1,312,418	*	Autonation, Inc	28,138
364,086	*	Autozone, Inc	32,112
209,883		Canadian Tire Corp (Class A)	12,490
453,039	*	Carmax, Inc	16,065
315,350	*	Copart, Inc	7,745
485,294	*	CSK Auto Corp	5,809
391,000		Jardine Cycle & Carriage Ltd	2,473
114,178		Lithia Motors, Inc (Class A)	3,462
72,666	*	MarineMax, Inc	1,906
201,454		MOL Hungarian Oil and Gas plc	20,689
30,000		Nissan Diesel Motor Co Ltd	153
475,354	*	O'Reilly Automotive, Inc	14,826
121,399	*	Rush Enterprises, Inc (Class A)	2,206
171,196		Sonic Automotive, Inc	3,797
227,553		Suzuki Motor Corp	4,927
30,000		Toyo Tire & Rubber Co Ltd	117
296,404		United Auto Group, Inc	6,328
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	179,289

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.67%
6,000		Anhui Conch Cement Co Ltd	10
103,427	*	Builders FirstSource, Inc	2,106
125,015	*	Central Garden & Pet Co	5,382
646,308		Fastenal Co	26,040
339,389		Grafton Group plc	4,274
11,798,526		Home Depot, Inc	422,269
885,979		Kingfisher plc	3,908
4,687,165		Lowe's Cos, Inc	284,370
2,000		Nichias Corp	14
366,294	*	RONA, Inc	6,604
946,939		Sherwin-Williams Co	44,961
44,575		Travis Perkins plc	1,247
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	801,185

BUSINESS SERVICES - 5.90%
315,796	*	@Road, Inc	1,743
282,271	*	24/7 Real Media, Inc	2,478
2,282,770	*	3Com Corp	11,688
66,944	*	3D Systems Corp	1,345
234,976		Aaron Rents, Inc	6,316

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
222,476		ABM Industries, Inc	$3,804
150,618	*	Acacia Research (Acacia Technologies)	2,118
914,000		Accenture Ltd (Class A)	25,884
793	*	Access Co Ltd	5,688
72,587	*	Access Integrated Technologies, Inc	712
23,217		Acciona S.A.	3,605
1,069,844	*	Activision, Inc	12,175
292,329	*	Actuate Corp	1,181
844,534		Acxiom Corp	21,113
110,992		Adecco S.A.	6,551
195,141		Administaff, Inc	6,988
3,936,074	*	Adobe Systems, Inc	119,499
142		Adsteam Marine Ltd	-	^
6,905,789		Advanced Semiconductor Engineering, Inc	6,825
250,980		Advanced Semiconductor Engineering, Inc (ADR)	1,247
135,641	*	Advent Software, Inc	4,893
189,592		Advo, Inc	4,666
801,689		Aegis Group plc	1,931
590,683	*	Affiliated Computer Services, Inc (Class A)	30,485
467,930		Aggreko plc	2,486
323,021	*	Agile Software Corp	2,048
995,411	*	Akamai Technologies, Inc	36,024
700	*	Aladdin Knowledge Systems	14
429,779	*	Alliance Data Systems Corp	25,280
95,000		Alpha Systems Inc	2,726
251,209	*	Altiris, Inc	4,532
98	*	Amdocs Ltd	4
151,582	*	American Reprographics Co	5,495
189,331	*	AMICAS, Inc	612
130,869	*	AMN Healthcare Services, Inc	2,657
130,667	*	Ansoft Corp	2,676
221,842	*	Ansys, Inc	10,608
317,553	e*	Applied Digital Solutions, Inc	600
434,036	*	aQuantive, Inc	10,994
132,179	*	Arbinet-thexchange, Inc	742
191,427		Arbitron, Inc	7,337
131,800		Argo 21 Corp	1,329
409,524	*	Ariba, Inc	3,370
623,617	*	Art Technology Group, Inc	1,858
20,100		Asatsu-DK, Inc	651
484,117	*	Aspen Technology, Inc	6,352
115,641	*	Asset Acceptance Capital Corp	2,290
341,006	*	Atari, Inc	194
185,327	*	Atos Origin S.A.	12,121
143,404	e*	Audible, Inc	1,304
160,332	*	Autobytel, Inc	566
1,519,649	*	Autodesk, Inc	52,367
4,206,003		Automatic Data Processing, Inc	190,742
9,877	*	Autonomy Corp plc	75
113,453		Autostrade S.p.A.	3,187
293,509	*	Avocent Corp	7,705
63,108	*	Bankrate, Inc	2,383
36,406	*	Barrett Business Services	668
2,324,517	*	BEA Systems, Inc	30,428
1,093,828	*	BearingPoint, Inc	9,155
755,947	*	BISYS Group, Inc	10,356
334,010		Blackbaud, Inc	7,582
161,040	*	Blackboard, Inc	4,664
162,457	*	Blue Coat Systems, Inc	2,739

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
1,261,848	*	BMC Software, Inc	$30,158
471,578	*	Borland Software Corp	2,490
95,857	*	Bottomline Technologies, Inc	780
245,432		Brady Corp (Class A)	9,042
1,100,579	e	Brambles Industries Ltd	8,994
228,990		Brink's Co	12,917
8,127	e*	BroadVision, Inc	4
98,541	*	Business Objects S.A.	2,688
2,206,826		CA, Inc	45,350
693,700		CAC Corp	7,852
150,175	*	CACI International, Inc (Class A)	8,760
1,264,967	*	Cadence Design Systems, Inc	21,694
292,799		Cap Gemini S.A.	16,709
4,100		Capcom Co Ltd	49
34,808	*	Captaris, Inc	162
28,582	*	Carreker Corp	204
290,931		Catalina Marketing Corp	8,280
400,337	*	CBIZ, Inc	2,966
4,667,956		Cendant Corp	76,041
822,942	*	Ceridian Corp	20,113
356,512	*	Cerner Corp	13,230
2,212	*	CGI Group, Inc	14
687,834	*	CGI Group, Inc (Class A)	4,305
16,900	*	Check Point Software Technologies	297
413,497	*	Checkfree Corp	20,493
108		Cheil Communications, Inc	22
932,110	*	ChoicePoint, Inc	38,934
414,496	*	Chordiant Software, Inc	1,256
403,419	*	Ciber, Inc	2,659
79,183		Cintra Concesiones de Infraestructuras de Transporte S.A.	1,035
1,236,844	*	Citrix Systems, Inc	49,647
9,588	*	Clayton Holdings, Inc	125
190,156	*	Clear Channel Outdoor Holdings, Inc	3,986
59,675	e*	Click Commerce, Inc	1,177
2,933,881	*	CMGI, Inc	3,550
870,499	*	CNET Networks, Inc	6,947
24,905		Coates Hire Ltd	118
120,648	*	Cogent Communications Group, Inc	1,130
174,031	*	Cogent, Inc	2,623
253,447		Cognex Corp	6,597
921,310	*	Cognizant Technology Solutions Corp	62,069
165,506	*	Cognos, Inc	4,675
52,800		Computer Programs & Systems, Inc	2,110
1,384,356	*	Computer Sciences Corp	67,058
1,070,372		Computershare Ltd	6,243
1,935,865	*	Compuware Corp	12,970
78,963	*	COMSYS IT Partners, Inc	1,194
176,339	*	Concur Technologies, Inc	2,728
129,161	*	Convera Corp	868
1,006,053	*	Convergys Corp	19,618
36,000		COSCO Pacific Ltd	80
95,247	*	CoStar Group, Inc	5,699
218,864	*	Covansys Corp	2,751
7,125	b,v*	Cross Media Marketing Corp	-	^
545,666	*	CSG Systems International, Inc	13,500
240,700		CSK Holdings Corp	10,991
180,168	*	Cybersource Corp	2,108
22,447		Dassault Systemes S.A.	1,203
61,720	*	DealerTrack Holdings, Inc	1,365

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
369,178		Deluxe Corp	$6,453
314,548	*	Dendrite International, Inc	2,906
1,764		Dentsu, Inc	4,876
22,824	*	Digimarc Corp	141
210,381	*	Digital Insight Corp	7,214
243,809	*	Digital River, Inc	9,847
15		Dip Corp	21
325,103	*	DST Systems, Inc	19,344
1,262,006	*	DynCorp International, Inc	13,100
13,292	e	eAccess Ltd	8,732
1,463,764	*	Earthlink, Inc	12,676
6,913,953	*	eBay, Inc	202,510
168,885	*	Echelon Corp	1,265
262,542	*	Eclipsys Corp	4,768
107,823	*	eCollege.com, Inc	2,279
1,053	*	Econtext, Inc	3,077
274,757	*	eFunds Corp	6,058
108,502	*	Electro Rent Corp	1,738
1,993,545	*	Electronic Arts, Inc	85,802
2,304,205		Electronic Data Systems Corp	55,439
40,300	*	Elpida Memory, Inc	1,516
95,176	*	Emageon, Inc	1,389
23,916	*	Emblaze Ltd	71
1,293,860	*	Emdeon Corp	16,057
359,092	*	Entrust, Inc	1,225
400	e,v*	Envision Development Corp	-	^
325,838	*	Epicor Software Corp	3,431
87,069	*	EPIQ Systems, Inc	1,449
861,734		Equifax, Inc	29,592
162,257	*	Equinix, Inc	8,901
91,201	e*	Escala Group, Inc	427
291,112	*	eSpeed, Inc (Class A)	2,425
1,130,284	*	Expedia, Inc	16,920
213,804	*	F5 Networks, Inc	11,434
232,285		Factset Research Systems, Inc	10,987
313,815		Fair Isaac Corp	11,395
177,614	*	FalconStor Software, Inc	1,238
1,743		Fidec Corp	3,202
676,917		Fidelity National Information Services, Inc	23,963
244,373	*	Filenet Corp	6,581
38,219	*	First Advantage Corp	889
186,424		First Choice Holidays plc	789
4,503,126		First Data Corp	202,821
1,135,009	*	Fiserv, Inc	51,484
83,578	*	Focus Media Holding Ltd (ADR)	5,446
134,409	*	Forrester Research, Inc	3,761
242		For-side.com Co Ltd	26
183,449	*	FTD Group, Inc	2,477
6,300		Fuji Soft ABC, Inc	208
3,375,808		Fujitsu Ltd	26,194
39		Future System Consulting Corp	34
71,000		Fuyo General Lease Co Ltd	2,826
316,449	*	Gartner, Inc (Class A)	4,494
64		Geo Co Ltd	113
53,271	*	Gerber Scientific, Inc	693
104,309		Getronics NV	1,122
257,933	*	Getty Images, Inc	16,381
154,131		Gevity HR, Inc	4,092
65,869	*	Global Cash Access, Inc	1,030

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
11	*	GMO Payment Gateway, Inc	$31
327,105		GN Store Nord	3,757
757		Goodwill Group, Inc	560
1,293,122	*	Google, Inc (Class A)	542,245
6,427,719		Group 4 Securicor plc	19,943
63,069	e	Gruppo Editoriale L'Espresso S.p.A.	337
66,839	*	H&E Equipment Services, Inc	1,968
14,230		Hakuhodo DY Holdings, Inc	1,048
4,134,570		Hays plc	10,324
178,301		Healthcare Services Group	3,735
50,591	*	Heartland Payment Systems, Inc	1,410
110,636	*	Heidrick & Struggles International, Inc	3,744
1,799		Hellaby Holdings Ltd	5
141,126	*	Hudson Highland Group, Inc	1,523
309,230	*	Hypercom Corp	2,891
364,350	*	Hyperion Solutions Corp	10,056
10,966	*	i2 Technologies, Inc	139
38,477	*	ICT Group, Inc	944
662		I-Flex Solutions Ltd	16
145,756	*	iGate Corp	931
69,660	*	IHS, Inc	2,064
1,278,693		IMS Health, Inc	34,333
113,353		Indra Sistemas S.A.	2,225
129,357	e*	Infocrossing, Inc	1,494
517,444	*	Informatica Corp	6,810
416,300	a	Information Development Co	3,649
372,529	*	Infospace, Inc	8,445
51,341		Infosys Technologies Ltd	3,433
3,200		Infosys Technologies Ltd (ADR)	245
250,348		infoUSA, Inc	2,581
61,958	*	Innovation Group plc	34
75,886	*	Innovative Solutions & Support, Inc	1,067
66,384		Integral Systems, Inc	1,781
16,226	a	Intelligent Wave, Inc	18,027
221,485	*	Interactive Data Corp	4,450
265,631	*	Intergraph Corp	8,365
1,977,809	*	Internap Network Services Corp	2,077
228,340	*	Internet Capital Group, Inc	2,055
237,070	*	Internet Security Systems, Inc	4,469
51,618		Interpool, Inc	1,147
2,593,450	*	Interpublic Group of Cos, Inc	21,655
80,943	*	Intervideo, Inc	791
243,909	*	Interwoven, Inc	2,093
1,009,338	*	Intuit, Inc	60,954
190,091	*	inVentiv Health, Inc	5,471
399,629	*	Ipass, Inc	2,238
1,305,094	*	Iron Mountain, Inc	48,784
86,007		iSOFT Group plc	123
12		IXI Co Ltd	35
443,453		Jack Henry & Associates, Inc	8,718
171,871	*	JDA Software Group, Inc	2,411
3,422,792	*	Juniper Networks, Inc	54,730
128,265	*	Jupitermedia Corp	1,667
1,245		Kakaku.com, Inc	3,943
54,624	*	Kana Software, Inc	101
132,511	*	Kanbay International, Inc	1,927
286,941	*	Keane, Inc	3,587
87,192		Kelly Services, Inc (Class A)	2,369
116,223	*	Kenexa Corp	3,702

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
96,399	*	Keynote Systems, Inc	$994
227,776	*	Kforce, Inc	3,528
409,087	*	KFX, Inc	6,251
339,935	*	Kinetic Concepts, Inc	15,008
91	*	KK DaVinci Advisors	90
78,926	*	Knot, Inc	1,652
308,900		Konami Corp	6,823
321,129	*	Korn/Ferry International	6,291
191,581	*	Kronos, Inc	6,937
438,571	*	Labor Ready, Inc	9,934
365,229	*	Lamar Advertising Co	19,671
421,278	*	Lawson Software, Inc	2,823
58,000		Lenovo Group Ltd	19
346,516	*	Lionbridge Technologies	1,916
2,400	*	Lipman Electronic Engineering Ltd	68
41,031	*	Liquidity Services, Inc	639
3,245,233		LogicaCMG plc	10,474
178,845	*	LoJack Corp	3,373
360		Macromill, Inc	913
339,024	*	Magma Design Automation, Inc	2,492
39,084	*	Majesco Entertainment Co	64
265,566	*	Manhattan Associates, Inc	5,388
565,716		Manpower, Inc	36,545
102,400	*	Mantech International Corp (Class A)	3,160
39,915	*	Manugistics Group, Inc	100
119,522	*	Mapinfo Corp	1,560
130,880	e*	Marchex, Inc	2,150
53,281	*	Marlin Business Services, Inc	1,202
63,170	*	Mastercard, Inc	3,032
1,022,812	*	McAfee, Inc	24,824
437,959	*	Mentor Graphics Corp	5,685
318,786		Michael Page International plc	2,067
56,479,270		Microsoft Corp	1,315,967
111,219	*	MicroStrategy, Inc	10,846
199,919	e*	Midway Games, Inc	1,617
199,637		Misys plc	794
152,000		Mitsuba Corp	1,643
92		Monex Beans Holdings, Inc	87
545,842		MoneyGram International, Inc	18,531
699,261	*	Monster Worldwide, Inc	29,830
26,668		Morse plc	39
61,958	*	Motive, Inc	208
871,986	*	Move, Inc	4,778
769,581	*	MPS Group, Inc	11,590
117,164	*	MRO Software, Inc	2,351
3,500	*	Napster, Inc	11
449,202	*	NAVTEQ Corp	20,070
239,969	*	NCO Group, Inc	6,345
1,007,301	*	NCR Corp	36,908
50,040	*	NCSoft Corp	2,875
2,497,946		NEC Corp	13,329
118,325	*	Neoware, Inc	1,454
93,130	*	Ness Technologies, Inc	1,001
49,283		Nestor Healthcare Group plc	100
229,996	e*	NetFlix, Inc	6,258
234,440	*	NetIQ Corp	2,858
100,950	*	Netratings, Inc	1,402
155,075	*	Netscout Systems, Inc	1,383
30,754	*	Network Equipment Technologies, Inc	97

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
246	*	NHN Corp	$86
264,163	*	NIC, Inc	1,910
558,300		Nippon System Development Co Ltd	19,389
340,800		Nippon Systemware Co Ltd	2,346
144,300		Nomura Research Institute Ltd	17,874
4,398,266	*	Novell, Inc	29,161
4,530		NTT Data Corp	19,616
766,460	*	Nuance Communications, Inc	7,711
23,000		Obic Co Ltd	4,656
1,312,434		Omnicom Group, Inc	116,925
140,998	*	On Assignment, Inc	1,296
128,062	*	Online Resources Corp	1,324
125,139	*	Open Solutions, Inc	3,330
81,098	e*	Open Text Corp	1,168
70,742	*	Opnet Technologies, Inc	917
475,087	*	Opsware, Inc	3,915
22,215,386	*	Oracle Corp	321,901
176,000		Oracle Corp Japan	8,237
47,600		Otsuka Corp	5,371
22,942	*	Overland Storage, Inc	154
281,906	*	Packeteer, Inc	3,197
653,274	*	Parametric Technology Corp	8,303
150,000		PCA Corp	3,149
2,244	*	PC-Tel, Inc	19
108,653	*	PDF Solutions, Inc	1,348
152,312		Pegasystems, Inc	978
25,672	*	PeopleSupport, Inc	346
97,097	*	Perficient, Inc	1,200
492,115	*	Perot Systems Corp (Class A)	7,126
192,046	*	Phase Forward, Inc	2,212
146,192	*	Phoenix Technologies Ltd	703
288,000		Pico Far East Holdings Ltd	57
14,145	*	PLATO Learning, Inc	88
122,195	*	Portfolio Recovery Associates, Inc	5,584
1,573,100		POS Malaysia & Services Holdings Bhd	1,918
1,300	*	Possis Medical, Inc	11
64,454	*	PRA International	1,435
630,657	*	Premiere Global Services, Inc	4,761
244,438	*	Progress Software Corp	5,722
7,189		Prokom Software S.A.	279
1,949		Prokom Software S.A. (GDR)	38
30,142		Promotora de Informaciones S.A.	484
4,218		Prosegur Cia de Seguridad S.A.	105
12,952	*	Proxymed, Inc	94
34,242		Public Power Corp	811
157,076		QAD, Inc	1,217
921	*	Quadramed Corp	2
99,578		Quality Systems, Inc	3,666
379,733	*	Quest Software, Inc	5,331
141,163	*	Radiant Systems, Inc	1,492
144,908	*	Radisys Corp	3,182
10,097		Rakuten, Inc	6,006
36,747		Randstad Holdings NV	2,154
823,780	*	RealNetworks, Inc	8,814
1,387,468	*	Red Hat, Inc	32,467
1,496,950	*	Redback Networks, Inc	27,454
55,495		Renaissance Learning, Inc	752
445,862	*	Rent-A-Center, Inc	11,084
1,578,273		Rentokil Initial plc	4,554

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
143,463	*	Rent-Way, Inc	$1,059
257	*	Retalix Ltd	6
1,195,244		Reuters Group plc	8,511
158,741	*	Rewards Network, Inc	1,297
294,457		Reynolds & Reynolds Co (Class A)	9,031
87,074	*	RightNow Technologies, Inc	1,452
39,365		Ritchie Bros Auctioneers, Inc	2,104
1,105,467		Robert Half International, Inc	46,430
186,320		Rollins, Inc	3,659
438,335	*	RSA Security, Inc	11,918
526,023	*	S1 Corp	2,525
580		S1 Corp	26
151,539	*	SafeNet, Inc	2,685
55,716	*	SAFLINK Corp	21
606,045		Sage Group plc	2,587
619,859	*	Salesforce.com, Inc	16,525
506,947		SAP AG.	106,954
377,600		SAP AG. (ADR)	19,832
477,759	*	Sapient Corp	2,532
3,400		Satyam Computer Services Ltd (ADR)	113
293,602		Secom Co Ltd	13,895
280,278	*	Secure Computing Corp	2,410
478,175		Securitas AB (B Shs)	9,161
1,404,479		ServiceMaster Co	14,508
3,559		SGS S.A.	3,370
60,634	*	SI International, Inc	1,859
367		SimCorp A/S	60
1,048,732		Singapore Post Ltd	716
311,814	*	Sitel Corp	1,222
129,842	*	Smith Micro Software, Inc	2,080
12,516		Societe Des Autoroutes Paris-Rhin-Rhone	858
1,305		Software AG.	68
151,630	*	Sohu.com, Inc	3,911
30,970,000		Solomon Systech International Ltd	7,815
536,843	*	SonicWALL, Inc	4,826
1,470,917	*	Sonus Networks, Inc	7,281
370,200		Sorun Corp	3,656
336,691	*	Sotheby's Holdings, Inc (Class A)	8,838
723,049	*	Spherion Corp	6,594
155,296	*	SPSS, Inc	4,991
167,000		Square Enix Co Ltd	3,477
167,146	*	SRA International, Inc (Class A)	4,451
55,566	*	SSA Global Technologies, Inc	1,077
65,187		Startek, Inc	975
159,116		Stellent, Inc	1,520
61,545	*	Stratasys, Inc	1,813
635		Submarino S.A.	13
18,689,364	*	Sun Microsystems, Inc	77,561
96,500		SUNeVision Holdings Ltd	16
177,248	*	SupportSoft, Inc	698
556,095	*	Sybase, Inc	10,788
266,848	*	SYKES Enterprises, Inc	4,312
5,859,540	*	Symantec Corp	91,057
70,107	*	SYNNEX Corp	1,329
627,205	*	Synopsys, Inc	11,773
48,612		Syntel, Inc	995
8,000		Taiwan Secom Co Ltd	15
10,644,000		Taiwan-Sogo Shinkong Security Corp	9,369
477,982	e*	Take-Two Interactive Software, Inc	5,095

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
45,570	*	TAL International Group, Inc	$1,098
59,818	*	Taleo Corp	705
187,726		Talx Corp	4,106
31,541		Tata Consultancy Services Ltd	1,191
5,812		Tecnomen Oyj	15
55,454	e	Telecom Italia Media S.p.A.	26
62,614		Telefonica Publicidad e Informacion S.A.	678
275,106	*	Telelogic AB	611
220,881	*	TeleTech Holdings, Inc	2,796
4,571	*	Temenos Group AG.	42
106,173		TheStreet.com, Inc	1,361
370,803	*	THQ, Inc	8,009
1,242,646	*	TIBCO Software, Inc	8,761
10,336	*	Tiens Biotech Group USA, Inc	44
20,697	*	Tier Technologies, Inc (Class B)	130
65,915		Tietoenator Oyj	1,903
94,900		TIS, Inc	2,657
165,000		TKC Corp	3,551
88,570	*	TNS, Inc	1,833
198,863		Total System Services, Inc	3,828
150,850	*	TradeStation Group, Inc	1,911
61,463	*	Traffic.com, Inc	344
1,100		Trans Cosmos, Inc	27
241,666	*	Transaction Systems Architects, Inc	10,075
24,297	*	Travelzoo, Inc	737
911,900		Trend Micro, Inc	30,792
321,404	*	Trizetto Group, Inc	4,754
57,625	*	TRM Corp	399
1,772	*	TVN S.A.	53
66,000		UFJ Central Leasing Co Ltd	3,325
136,977	*	Ultimate Software Group, Inc	2,624
25,050	*	Unica Corp	248
2,517,622	*	Unisys Corp	15,811
904,115		United Online, Inc	10,849
1,441,596	*	United Rentals, Inc	46,102
208,121	*	Universal Compression Holdings, Inc	13,105
14,720		USS Co Ltd	973
350,426	*	VA Software Corp	1,360
567,603	*	Valueclick, Inc	8,713
157,970	*	Vasco Data Security International	1,319
72,351	*	Verint Systems, Inc	2,112
1,506,375	*	VeriSign, Inc	34,903
54,333	*	Vertrue, Inc	2,338
142,316		Viad Corp	4,454
238,709	*	Vignette Corp	3,480
65,690	*	Volt Information Sciences, Inc	3,061
2,963		Votorantim Celulose e Papel S.A.	46
7,400		Votorantim Celulose e Papel S.A. (ADR)	115
4,626,652		Waste Management, Inc	166,004
47,286	*	WatchGuard Technologies, Inc	192
244,665	*	WebEx Communications, Inc	8,695
38,928	e*	WebMD Health Corp	1,841
313,754	*	webMethods, Inc	3,097
393,174	*	Websense, Inc	8,076
107,945	*	WebSideStory, Inc	1,317
430,559	*	Wind River Systems, Inc	3,832
4,100		Wipro Ltd (ADR)	53
194,136	*	Witness Systems, Inc	3,916
513,382		WM-Data AB (B Shs)	1,582

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
4,809,149		WPP Group plc	$58,216
12,950		Yahoo! Japan Corp	6,865
8,004,611	*	Yahoo!, Inc	264,152
		TOTAL BUSINESS SERVICES	7,007,878

CHEMICALS AND ALLIED PRODUCTS - 9.22%
621,454	e*	Aastrom Biosciences, Inc	827
10,517,025		Abbott Laboratories	458,647
73,781	e*	Able Laboratories, Inc	6
154,794	*	Abraxis BioScience, Inc	3,690
231,001	*	Acadia Pharmaceuticals, Inc	1,950
751,056	*	Adams Respiratory Therapeutics, Inc	33,512
57,194	*	Adeza Biomedical Corp	802
253,987	*	Adolor Corp	6,352
51,524	*	Advanced Magnetics, Inc	1,557
5,212	*	Advancis Pharmaceutical Corp	15
301,969	*	ADVENTRX Pharmaceuticals, Inc	957
178,482	*	Agrium, Inc	4,160
118,653		Air Liquide S.A.	23,106
1,580,925		Air Products & Chemicals, Inc	101,053
639,000		Air Water, Inc	6,445
150,121	*	Albany Molecular Research, Inc	1,603
157,114		Albemarle Corp	7,523
345,197		Alberto-Culver Co	16,818
178,145	*	Alexion Pharmaceuticals, Inc	6,435
90,800		Alfresa Holdings Corp	5,647
650	*	ALK-Abello A/S	89
720,630	*	Alkermes, Inc	13,634
172,940	*	Alnylam Pharmaceuticals, Inc	2,608
505,956		Alpharma, Inc (Class A)	12,163
235,843		Altana AG.	13,136
7,480,000		Aluminum Corp of China Ltd	5,538
1,200		Aluminum Corp of China Ltd (ADR)	90
288,713	*	American Oriental Bioengineering, Inc	1,597
102,734		American Vanguard Corp	1,590
8,936,991	*	Amgen, Inc	582,960
95	*	Amorepacific Corp	41
57		Amorepacific Corp	9
147,537	*	Anadys Pharmaceuticals, Inc	431
771,448	*	Andrx Corp	17,890
186,727	*	Angiotech Pharmaceuticals, Inc	2,186
97,288	b,e*	Aphton Corp	4
135,249		Arch Chemicals, Inc	4,876
254,910	*	Arena Pharmaceuticals, Inc	2,952
45,216	*	Arkema	1,764
110,389	*	Arqule, Inc	623
240,510	*	Array Biopharma, Inc	2,068
1,236,358		Asahi Kasei Corp	8,079
6,772		Aspen Pharmacare Holdings Ltd	35
750,400		Astellas Pharma, Inc	27,570
2,491,881		AstraZeneca plc	150,433
75,000		AstraZeneca plc (ADR)	4,487
235,266	e*	Atherogenics, Inc	3,070
113,602	*	Auxilium Pharmaceuticals, Inc	884
174,456	e*	AVANIR Pharmaceuticals	1,193
567,199		Avery Dennison Corp	32,932
305,024	e*	AVI BioPharma, Inc	1,144
2,676,364		Avon Products, Inc	82,967
67,843		Balchem Corp	1,526

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
690,717	*	Barr Pharmaceuticals, Inc	$32,940
81,027	*	Barrier Therapeutics, Inc	530
959,059		BASF AG.	76,987
285	*	Basilea Pharmaceutica	41
4,446,056		Bayer AG.	204,317
114,489		Beiersdorf AG.	17,246
112,595	*	Bentley Pharmaceuticals, Inc	1,234
140,466	*	BioCryst Pharmaceuticals, Inc	2,013
238,908	*	Bioenvision, Inc	1,273
1,712,223	*	Biogen Idec, Inc	79,327
487,702	*	BioMarin Pharmaceuticals, Inc	7,008
1,048		Biotest AG.	31
419,778	*	Biovail Corp International	9,837
328,944		BOC Group plc	9,619
2,083,927		Boots Group plc	29,659
1,808		BorsodChem Rt.	21
84,740	*	Bradley Pharmaceuticals, Inc	864
5,668		Braskem S.A.	35
2,200		Braskem S.A. (ADR)	27
8,966,275		Bristol-Myers Squibb Co	231,868
303,125		Cabot Corp	10,464
211,117		Calgon Carbon Corp	1,286
153,663		Cambrex Corp	3,201
60,881	*	Caraco Pharmaceutical Laboratories Ltd	557
522,911		Celanese Corp (Series A)	10,678
273,545	e*	Cell Genesys, Inc	1,373
507,896	e*	Cell Therapeutics, Inc	731
277,568	*	Cephalon, Inc	16,682
245,970		CF Industries Holdings, Inc	3,508
312,290	*	Charles River Laboratories International, Inc	11,492
170,696	*	Chattem, Inc	5,184
967,967		Chemtura Corp	9,041
524,624		Chugai Pharmaceutical Co Ltd	10,716
357,696		Church & Dwight Co, Inc	13,027
78,977		Ciba Specialty Chemicals AG.	4,394
412,162		Cipla Ltd	1,934
153,000	*	CK Life Sciences International Holdings, Inc	13
82,474		Clariant AG.	1,168
1,162,028		Clorox Co	70,849
115,750	*	Coley Pharmaceutical Group, Inc	1,337
4,879,740		Colgate-Palmolive Co	292,296
126,491	*	Combinatorx, Inc	1,112
205,014	*	Connetics Corp	2,411
247,755	*	Conor Medsystems, Inc	6,836
112,403	*	Cotherix, Inc	968
2,912	*	Crucell	61
384,899		CSL Ltd	15,370
318,307	*	Cubist Pharmaceuticals, Inc	8,015
294,576	*	Curis, Inc	398
197,131	*	Cypress Bioscience, Inc	1,210
1,022,016		Cytec Industries, Inc	54,841
52,759	e*	Cytogen Corp	132
133,564	*	Cytokinetics, Inc	840
563,019		Dade Behring Holdings, Inc	23,444
383,000		Daicel Chemical Industries Ltd	3,133
970,500		Daiichi Sankyo Co Ltd	26,743
428,099		Dainippon Ink and Chemicals, Inc	1,607
397,065	*	Dendreon Corp	1,922
141,134		Diagnostic Products Corp	8,210

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
137,319	*	Digene Corp	$5,320
333,437	*	Discovery Laboratories, Inc	697
139,568	*	Dov Pharmaceutical, Inc	296
5,528,283		Dow Chemical Co	215,769
112,079		Dr Reddy's Laboratories Ltd	3,087
4,900		Dr Reddy's Laboratories Ltd (ADR)	136
119,333		DSM NV	4,968
5,652,682		Du Pont (E.I.) de Nemours & Co	235,152
322,372	*	Durect Corp	1,248
111,750	*	Dusa Pharmaceuticals, Inc	631
1,937,700	*	Dyno Nobel Ltd	3,541
527,082		Eastman Chemical Co	28,462
1,124,127		Ecolab, Inc	45,617
57,783		Eisai Co Ltd	2,603
492,759	*	Elan Corp plc	8,191
185,848	*	Elan Corp plc (ADR)	3,104
4,818,254		Eli Lilly & Co	266,305
142,672	*	Elizabeth Arden, Inc	2,551
131,715	*	Emisphere Technologies, Inc	1,124
359,727	*	Encysive Pharmaceuticals, Inc	2,493
477,774	*	Enzon Pharmaceuticals, Inc	3,602
140,679	*	EPIX Pharmaceuticals, Inc	612
698,947		Estee Lauder Cos (Class A)	27,028
15,000		Eternal Chemical Co Ltd	22
238,719		Ferro Corp	3,810
228,101		FMC Corp	14,687
2,172,840	*	Forest Laboratories, Inc	84,067
211,879		Formosa Plastics Corp	321
5,554		Gedeon Richter Rt	1,020
2,773,725	*	Genentech, Inc	226,891
155,813	e*	Genitope Corp	985
683,099	*	Genta, Inc	1,120
1,456,566	*	Genzyme Corp	88,923
354,344		Georgia Gulf Corp	8,866
379,451	*	Geron Corp	2,618
3,423,949	*	Gilead Sciences, Inc	202,561
810		GlaxoSmithkline Pharmaceuticals Ltd	18
6,928,944		GlaxoSmithKline plc	193,641
284		GlaxoSmithKline plc (ADR)	16
788		Glenmark Pharmaceuticals Ltd	5
40,000		Global Bio-Chem Technology Group Co Ltd	17
369,605	e*	GlobeTel Communications Corp	447
73,734	*	GTx, Inc	671
19,079		H Lundbeck A/S	435
233,613		H.B. Fuller Co	10,179
151,939	*	Hana Biosciences, Inc	1,378
1,561		Hanmi Pharm Co Ltd	156
1,710		Hanwha Chemical Corp	16
375,000		Haw Par Corp Ltd	1,352
22,898		Henkel KGaA	2,616
2,527,581	*	Hercules, Inc	38,571
23,791		Hindustan Lever Ltd	118
247,500		Hitachi Chemical Co Ltd	6,495
46,793	*	Hi-Tech Pharmacal Co, Inc	775
2,120		Honam Petrochemical Corp	103
1,406,838	*	Hospira, Inc	60,410
786,194	*	Human Genome Sciences, Inc	8,412
1,226,043	*	Huntsman Corp	21,235
98,193	*	Idenix Pharmaceuticals, Inc	923

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
182,401	*	Idexx Laboratories, Inc	$13,704
567,969	*	ImClone Systems, Inc	21,946
501,258	*	Immucor, Inc	9,639
133,762	*	Immunogen, Inc	419
71	*	Impax Laboratories, Inc	-	^
1,510,481		Imperial Chemical Industries plc	10,141
252,045	*	Indevus Pharmaceuticals, Inc	1,379
1,328		Indian Petrochemicals Co	8
78,685		Innospec, Inc	2,000
199,787	*	Inspire Pharmaceuticals, Inc	929
29,792		Inter Parfums, Inc	513
153,127	*	InterMune, Inc	2,519
464,170		International Flavors & Fragrances, Inc	16,357
87,814	e*	Introgen Therapeutics, Inc	373
158,919	*	Inverness Medical Innovations, Inc	4,486
215,602	*	Invitrogen Corp	14,245
300,000		Ipsen	12,122
14,039	*	Ishihara Sangyo Kaisha Ltd	22
60,041	e*	Isolagen, Inc	237
16,387		Israel Chemicals Ltd	67
856,700		JSR Corp	21,658
300,300		Kaken Pharmaceutical Co Ltd	2,257
313,000		Kansai Paint Co Ltd	2,500
317,029		Kao Corp	8,306
1,410,008	*	King Pharmaceuticals, Inc	23,970
859,000		Kingboard Chemical Holdings Ltd	2,422
57,978		Koppers Holdings, Inc	1,159
124,958	*	Kos Pharmaceuticals, Inc	4,701
20,377		Kose Corp	642
22,159		Kronos Worldwide, Inc	648
960,500		Kuraray Co Ltd	10,755
222,815	*	KV Pharmaceutical Co (Class A)	4,158
519,000		Kyowa Hakko Kogyo Co Ltd	3,500
28,098	*	Lannett Co, Inc	160
1,390		LG Chem Ltd	48
330		LG Household & Health Care Ltd	28
460		LG Petrochemical Co Ltd	9
21	*	Ligand Pharmaceuticals, Inc (Class B)	-	^
272,162	*	Linde AG.	1,051
83,311		Linde AG.	6,418
84,193		Lonza Group AG.	5,763
169,913		L'Oreal S.A.	16,045
466,764		Lubrizol Corp	18,601
2,522,621		Lyondell Chemical Co	57,163
167,224		MacDermid, Inc	4,816
8,721		Makhteshim-Agan Industries Ltd	47
152,378	e	Mannatech, Inc	1,921
134,981	e*	MannKind Corp	2,876
41,117	e*	Marshall Edwards, Inc	139
181,826	e*	Martek Biosciences Corp	5,264
1,243		Matrix Laboratories Ltd	7
540,187	*	Mayne Pharma Ltd	1,043
702,398	*	Medarex, Inc	6,750
1,005,900		Mediceo Paltac Holdings Co Ltd	17,995
290,703	*	Medicines Co	5,683
332,405		Medicis Pharmaceutical Corp (Class A)	7,978
75,003	*	Medifast, Inc	1,340
1,253,759	*	Medimmune, Inc	33,977
12,190,656		Merck & Co, Inc	444,106

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
575,174		Merck KGaA	$52,290
124,232		Meridian Bioscience, Inc	3,100
103,473	*	Metabasis Therapeutics, Inc	789
222,877		Methanex Corp	4,716
456,067	*	MGI Pharma, Inc	9,805
1,319,588	*	Millennium Pharmaceuticals, Inc	13,156
132,203		Minerals Technologies, Inc	6,875
6,600		Miraca Holdings, Inc	162
3,851,000		Mitsubishi Chemical Holdings Corp	24,087
679,540		Mitsubishi Gas Chemical Co, Inc	7,799
1,091,000		Mitsui Chemicals, Inc	7,129
125,576	*	Momenta Pharmaceuticals, Inc	1,596
1,756,181		Monsanto Co	147,853
322	*	Morphosys AG.	17
537,569	*	Mosaic Co	8,413
1,309,416		Mylan Laboratories, Inc	26,188
275,111	*	Myogen, Inc	7,978
606,950	*	Nabi Biopharmaceuticals	3,484
643,432	*	Nalco Holding Co	11,344
274,322		Nan Ya Plastics Corp	405
125,909	*	Nastech Pharmaceutical Co, Inc	1,989
3,650		Natura Cosmeticos S.A.	38
20,834		Natures Sunshine Products, Inc	194
440,519	*	NBTY, Inc	10,533
221,746	*	Neurocrine Biosciences, Inc	2,351
142,443	e*	New River Pharmaceuticals, Inc	4,060
98,680		NewMarket Corp	4,841
510,000	*	Nippon Chemiphar Co Ltd	2,748
839,000		Nippon Kayaku Co Ltd	6,994
1,088,000		Nippon Paint Co Ltd	5,159
361,000		Nippon Shokubai Co Ltd	4,418
76,000		Nissan Chemical Industries Ltd	948
110,902	e*	NitroMed, Inc	536
68,956		NL Industries, Inc	741
139,178	e*	Northfield Laboratories, Inc	1,376
112,250		Nova Chemicals Corp	3,236
5,265,618		Novartis AG.	284,558
369,440		Novartis AG. (ADR)	19,920
360,290	*	Novavax, Inc	1,816
139,097	*	Noven Pharmaceuticals, Inc	2,490
266,497		Novo Nordisk A/S (B Shs)	16,971
20,222	*	Novogen Ltd	36
18,098		Novozymes A/S	1,222
253,452	*	NPS Pharmaceuticals, Inc	1,237
392,549	*	Nuvelo, Inc	6,536
740,281		Olin Corp	13,273
250,977	*	OM Group, Inc	7,743
103,113		Omega Pharma S.A.	7,199
90,011	*	Omnova Solutions, Inc	511
363,093	*	Onyx Pharmaceuticals, Inc	6,111
1,559		OPG Groep NV	136
262,566	*	OraSure Technologies, Inc	2,500
1,012,323		Orica Ltd	17,968
416,513	*	OSI Pharmaceuticals, Inc	13,728
73,698	*	Oxford Biomedica plc	34
116,526	e*	Pacific Ethanol, Inc	2,694
301,316	e*	Pain Therapeutics, Inc	2,516
271,532	*	Panacos Pharmaceuticals, Inc	1,499
206,888	*	Par Pharmaceutical Cos, Inc	3,819

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
198,548	*	Parexel International Corp	$5,728
89,306	e*	Parlux Fragrances, Inc	865
558,077	*	PDL BioPharma, Inc	10,274
129,614	*	Penwest Pharmaceuticals Co	2,829
952,829	*	Peregrine Pharmaceuticals, Inc	1,515
599,377		Perrigo Co	9,650
116,254	*	PetMed Express, Inc	1,275
45,134,720		Pfizer, Inc	1,059,312
145,605	*	Pharmion Corp	2,480
56,799	*	Pharmos Corp	120
92,559	*	Pioneer Cos, Inc	2,525
548,135	*	PolyOne Corp	4,813
192,119	e	Potash Corp of Saskatchewan	16,515
142,900	*	Pozen, Inc	1,006
1,197,040		PPG Industries, Inc	79,005
1,558,503		Praxair, Inc	84,159
184,633	*	Prestige Brands Holdings, Inc	1,841
19,330,622		Procter & Gamble Co	1,074,783
189,145	*	Progenics Pharmaceuticals, Inc	4,551
18,151,500		PT Bakrie Sumatera Plantations Tbk	1,744
71,500		PT Kalbe Farma Tbk	10
577,000		PT Unilever Indonesia Tbk	257
9,000		PTT Chemical PCL	20
125,810	*	QLT, Inc	885
148,522	*	Quidel Corp	1,411
4,987		Ranbaxy Laboratories Ltd	39
3,008,985		Reckitt Benckiser plc	112,418
221,031	*	Renovis, Inc	3,384
959,139	*	Revlon, Inc (Class A)	1,209
59	*	Rhodia S.A.	-	^
9,570		Roche Holding AG.	1,684
2,116,957		Roche Holding AG.	349,255
148,247	*	Rockwood Holdings, Inc	3,411
1,390,980		Rohm & Haas Co	69,716
546,826		RPM International, Inc	9,843
25,000		Sakai Chemical Industry Co Ltd	127
268,258	*	Salix Pharmaceuticals Ltd	3,300
1,861,565		Sanofi-Aventis	181,616
3,390		Sanofi-Aventis (ADR)	165
255,705	*	Santarus, Inc	1,700
9,700		Santen Pharmaceutical Co Ltd	231
74,500		Sawai Pharmaceutical Co Ltd	3,767
9,405,183		Schering-Plough Corp	178,981
165,941	*	Sciele Pharma, Inc	3,848
202,343		Scotts Miracle-Gro Co (Class A)	8,563
4,200		Seikagaku Corp	46
277,824		Sensient Technologies Corp	5,809
1,736,044	*	Sepracor, Inc	99,197
216,190	*	Serologicals Corp	6,797
11,413		Serono S.A. (B Shs)	7,868
680,300		Shin-Etsu Chemical Co Ltd	37,016
91,264		Shionogi & Co Ltd	1,629
212,000		Shiseido Co Ltd	4,163
1,813,000		Showa Denko KK	8,072
1,289,087		Sigma Pharmaceuticals Ltd	2,490
478,002		Sigma-Aldrich Corp	34,722
4,174,000		Sinochem Hong Kong Holding Ltd	1,639
78,000		Sinopec Shanghai Petrochemical Co Ltd	38
2,200		Sinopec Shanghai Petrochemical Co Ltd (ADR)	108

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
24,000	*	Sinopec Yizheng Chemical Fibre Co Ltd	$5
225,726	*	Sirna Therapeutics, Inc	1,287
3,925		Sociedad Quimica y Minera de Chile S.A.	41
900		Sociedad Quimica y Minera de Chile S.A. (ADR)	94
125,627	*	Solexa, Inc	1,068
39,591	*	Somaxon Pharmaceuticals, Inc	618
9	*	Sosei Co Ltd	22
409,706	e*	StemCells, Inc	840
30,989		Stepan Co	979
37,676		Stratagene Corp	232
4,651,140		Sumitomo Chemical Co Ltd	38,815
45,516		Sun Pharmaceuticals Industries Ltd	779
297,784	*	SuperGen, Inc	1,081
94,037	e*	SurModics, Inc	3,396
571,780		Symbion Health Ltd	1,300
48,725		Syngenta AG.	6,463
79,800		Taisho Pharmaceutical Co Ltd	1,567
56,000		Taiwan Fertilizer Co Ltd	93
107,127		Taiyo Nippon Sanso Corp	851
1,526,094		Takeda Pharmaceutical Co Ltd	95,051
145,000		Tanabe Seiyaku Co Ltd	1,786
142,945	*	Tanox, Inc	1,977
1,503,000		Teijin Ltd	9,545
62,401	e*	Tercica, Inc	330
68,422		Teva Pharmaceutical Industries Ltd	2,162
1,479,063		Teva Pharmaceutical Industries Ltd (ADR)	46,724
893,948	*	Theravance, Inc	20,453
9,658	*	Threshold Pharmaceuticals, Inc	34
161,000		Tokuyama Corp	2,394
1,355,976		Toray Industries, Inc	11,779
108,000		Tosoh Corp	431
195,191		Tronox, Inc	2,571
96		Tronox, Inc	1
354,995		UAP Holding Corp	7,742
54,115		UCB S.A.	2,927
3,595,783		Unilever plc	80,871
1,036,303		Unilever plc (ADR)	23,358
26,390		United Drug plc	113
194,143	*	United Therapeutics Corp	11,216
110,784	e*	USANA Health Sciences, Inc	4,199
506,479		USEC, Inc	6,002
482,260		Valeant Pharmaceuticals International	8,160
798,352		Valspar Corp	21,084
476,252	*	VCA Antech, Inc	15,207
568,764	*	Vertex Pharmaceuticals, Inc	20,879
10,945		Victrex plc	156
194,940	*	Vion Pharmaceuticals, Inc	279
390,979	*	Viropharma, Inc	3,370
41,487	*	Visicu, Inc	732
633,363	*	Watson Pharmaceuticals, Inc	14,745
39,787		Wellman, Inc	161
159,113		Westlake Chemical Corp	4,742
407,691	*	WR Grace & Co	4,770
10,565,031		Wyeth	469,193
108,158	*	Xenoport, Inc	1,959
213		Yuhan Corp	33
57,444		Zeltia S.A.	422
1,097		Zentiva NV	52
471,000		Zeon Corp	5,612

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
32,265	*	Zila, Inc	$104
211,039	*	Zymogenetics, Inc	4,003
		TOTAL CHEMICALS AND ALLIED PRODUCTS	10,956,311

COAL MINING - 0.40%
183,362	*	Alpha Natural Resources, Inc	3,598
629,249		Arch Coal, Inc	26,661
8,382,375		BHP Billiton Ltd	180,603
1,581,500		China Shenhua Energy Co Ltd	2,922
917,495		Consol Energy, Inc	42,866
247,024		Foundation Coal Holdings, Inc	11,593
30,954		Gloucester Coal Ltd	84
534,032	*	International Coal Group, Inc	3,840
77,932	*	James River Coal Co	2,065
34,879		MacArthur Coal Ltd	116
363,872		Massey Energy Co	13,099
1,694,998		Peabody Energy Corp	94,496
148,056		Penn Virginia Corp	10,346
299,500		PT Bumi Resources Tbk	25
99,074		Sasol Ltd	3,820
1,696,172		Sasol Ltd (ADR)	65,540
9,330	*	Westmoreland Coal Co	221
255,198		Xstrata plc	9,676
34,000		Yanzhou Coal Mining Co Ltd	25
3,720		Yanzhou Coal Mining Co Ltd (ADR)	137
		TOTAL COAL MINING	471,733

COMMUNICATIONS - 4.60%
45,300		Advanced Info Service PCL	107
698,157		Advanced Info Service PCL	1,647
14,700	v	Advanced Info Service PCL (ADR)	35
13,163		AFK Sistema (GDR)	265
222,550	*	Airspan Networks, Inc	556
208,757		Alaska Communications Systems Group, Inc	2,641
72,140		Aliant, Inc	2,152
1,606,488		Alltel Corp	102,542
800	*	Alvarion Ltd	5
2,864,842		America Movil S.A. de C.V.	4,792
403,138		America Movil S.A. de C.V. (ADR)	13,408
2,433,026	*	American Tower Corp (Class A)	75,716
191,771		Anixter International, Inc	9,101
152,987		Antena 3 de Television S.A.	3,494
22,709,204		AT&T, Inc	633,360
23,407		Atlantic Tele-Network, Inc	488
115,498	*	Audiovox Corp (Class A)	1,578
9,117,060	*	Austar United Communications Ltd	8,298
2,564,517	*	Avaya, Inc	29,287
760,692	*	BCE, Inc	18,044
14,662		Beasley Broadcast Group, Inc (Class A)	103
1,308,753		Belgacom S.A.	43,392
11,425,060		BellSouth Corp	413,587
32,579		Bezeq Israeli Telecommunication Corp Ltd	38
6,570,103		Brasil Telecom Participacoes S.A.	43
986,628		Brasil Telecom Participacoes S.A.	13
441,546	*	Brightpoint, Inc	5,974
831,537		British Sky Broadcasting plc	8,820
15,425,985		BT Group plc	68,261
881,133		Cable & Wireless plc	1,874
1,311,756		Cablevision Systems Corp (Class A)	28,137

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
132,897		Carphone Warehouse Group plc	$780
49,307	*	Cbeyond Communications, Inc	1,075
6,052,602		CBS Corp	163,723
143,433		Centennial Communications Corp	746
2,941	*	Central European Media Enterprises Ltd	184
1,126,632		CenturyTel, Inc	41,854
9,029		Cesky Telecom AS	194
2,822	*	Cesky Telecom AS (GDR)	60
2,405,955	*	Charter Communications, Inc (Class A)	2,719
806,000		China Mobile Hong Kong Ltd	4,607
15,800		China Mobile Hong Kong Ltd (ADR)	452
342,000		China Telecom Corp Ltd	110
4,700		China Unicom Ltd (ADR)	42
164,000		Chunghwa Telecom Co Ltd	296
17,100		Chunghwa Telecom Co Ltd (ADR)	316
15,383		Cia de Telecomunicaciones de Chile S.A.	27
2,287,774	*	Cincinnati Bell, Inc	9,380
215,445		Citadel Broadcasting Corp	1,917
1,626,290		Citizens Communications Co	21,223
2,145,030		Clear Channel Communications, Inc	66,389
9,731,294	*	Comcast Corp (Class A)	318,603
155,999		Commonwealth Telephone Enterprises, Inc	5,173
7,100		Comstar United Telesystems (GDR)	43
86,405		Consolidated Communications Holdings, Inc	1,437
35,228		Cosmote Mobile Telecommunications S.A.	793
1,524,333	*	Covad Communications Group, Inc	3,064
239,485	*	Cox Radio, Inc (Class A)	3,453
1,194,712	*	Crown Castle International Corp	41,265
109,648	*	Crown Media Holdings, Inc (Class A)	452
120,019		CT Communications, Inc	2,745
411,105	*	Cumulus Media, Inc (Class A)	4,386
2,469,868		Deutsche Telekom AG.	39,729
4,808,396	*	DIRECTV Group, Inc	79,339
869,974	*	Dobson Communications Corp (Class A)	6,725
1,919,046	*	EchoStar Communications Corp (Class A)	59,126
17	*	Ectel Ltd	-	^
1,128		Egyptian Co for Mobile Services	25
657,159		Eircom Group plc	1,823
2,052		Elcoteq Network Corp (A Shs)	41
53,413		Elisa Oyj	1,017
1,304,549	*	Embarq Corp	53,473
11,439,993		Embratel Participacoes S.A.	35
191,047	*	Emmis Communications Corp (Class A)	2,988
16,872		Empresa Nacional de Telecomunicaciones S.A.	163
192,662		Entercom Communications Corp	5,040
358,074	*	Entravision Communications Corp (Class A)	3,069
48,581	*	Eschelon Telecom, Inc	752
517,596	*	Eutelsat Communications	8,074
196,582		Fairpoint Communications, Inc	2,831
255,418	*	First Avenue Networks, Inc	2,779
39,623	*	Fisher Communications, Inc	1,669
841,840	*	Foundry Networks, Inc	8,974
4,283,199		France Telecom S.A.	92,064
1,305		Fuji Television Network, Inc	2,900
324,938	*	General Communication, Inc (Class A)	4,003
202,689		Gestevision Telecinco S.A.	4,859
746,373		Global Payments, Inc	36,236
43,360		Globe Telecom, Inc	759
132,525		Golden Telecom, Inc	3,360

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
259,150		Gray Television, Inc	$1,500
78,839		Grupo Televisa S.A.	306
27,900		Grupo Televisa S.A. (ADR)	539
129,687		Hearst-Argyle Television, Inc	2,861
118,326	*	Hellenic Telecommunications Organization S.A.	2,605
18,880	e*	Hungarian Telephone & Cable	284
798,000	*	Hutchison Telecommunications International Ltd	1,284
910,552	*	IAC/InterActiveCorp	24,121
55,584	*	IDT Corp	734
322,630	*	IDT Corp (Class B)	4,449
2,594,386		Informa plc	20,693
107,042	e*	InPhonic, Inc	674
176,530	*	ION Media Networks, Inc	162
156,490		Iowa Telecommunications Services, Inc	2,961
75,607	*	iPCS, Inc	3,652
1,883	*	ITC DeltaCom, Inc	3
2,780,619		ITV plc	5,554
15,000		Iwatsu Electric Co Ltd	29
290,918	*	j2 Global Communications, Inc	9,082
227,000		Kadokawa Holdings, Inc	8,122
2,455		KDDI Corp	15,097
7,589		KT Corp	313
10,800		KT Corp (ADR)	232
34,238		KT Freetel Co Ltd	1,072
49,920	*	Leap Wireless International, Inc	2,369
3,958,987	e*	Level 3 Communications, Inc	17,578
2,092,110	*	LG Telecom Ltd	27,345
2,703,172	e*	Liberty Global, Inc	58,118
85,407	*	Liberty Global, Inc (Series C)	1,757
781,573	*	Liberty Media Holding Corp (Capital)	65,472
3,492,047	*	Liberty Media Holding Corp (Interactive)	60,273
51,814	*	Lightbridge, Inc	671
181,207	*	Lin TV Corp (Class A)	1,368
131,412	*	Lodgenet Entertainment Corp	2,451
28,690		LS Cable Ltd	1,013
21,747		M6-Metropole Television	680
5,900	*	Magyar Telekom (ADR)	112
22,474	*	Magyar Telekom Rt	85
3,448		Mahanagar Telephone Nigam	12
6,600		Mahanagar Telephone Nigam (ADR)	45
233,600	*	Mastec, Inc	3,086
126,000		Maxis Communications Bhd	293
10,154	b,e,v*	McLeodUSA, Inc (Class A)	-	^
58,200		Media Prima Bhd	26
359,419	*	Mediacom Communications Corp	2,239
1,078,399		Mediaset S.p.A.	12,713
12,750	*	Metro One Telecommunications, Inc	8
2,053	*	Mobilcom AG.	44
6,711	*	Mobile TeleSystems (ADR)	198
31,290		MobileOne Ltd	41
10,861		Mobistar S.A.	862
56,004	v*	Modern Times Group AB	237
56,004	*	Modern Times Group AB	2,943
214,288		MTN Group Ltd	1,589
22,100		MTN Group Ltd (ADR)	166
16,428		Naspers Ltd	281
5,000		Naspers Ltd (ADR)	85
5,100		NET Servicos de Comunicacao S.A. (ADR)	28
296,829	*	NeuStar, Inc	10,018

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
283,750		News Corp	$5,734
721,307	*	NII Holdings, Inc (Class B)	40,667
12,218		Nippon Telegraph & Telephone Corp	59,960
110,044		North Pittsburgh Systems, Inc	3,033
184,960	*	Novatel Wireless, Inc	1,920
68,973	*	NTELOS Holdings Corp	997
19,291		NTT DoCoMo, Inc	28,351
932		Okinawa Cellular Telephone Co	2,324
10,394		Orascom Telecom Holding SAE	432
322,150		PanAmSat Holding Corp	8,047
92,459		Partner Communications	779
4,900		Partner Communications (ADR)	40
9,103,000	*	Paxys, Inc	2,056
1,374	*	Pegasus Communications Corp	3
247,696	*	Pegasus Wireless Corp	2,214
4,632		Philippine Long Distance Telephone Co	160
60,710		Philippine Long Distance Telephone Co (ADR)	2,096
307,217		Portugal Telecom SGPS S.A.	3,708
4,981		Preformed Line Products Co	189
287,284	*	Price Communications Corp	4,869
71,000		PT Indosat Tbk	33
5,800		PT Indosat Tbk (ADR)	135
30,388		PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A.	352
11,400		PT Telekomunikasi Indonesia (ADR)	366
825,000		PT Telekomunikasi Indonesia Tbk	655
54,179		Publicis Groupe S.A.	2,092
6,980,985	*	Qwest Communications International, Inc	56,476
308,365	*	Radio One, Inc (Class A)	2,313
203,119	*	Radio One, Inc (Class D)	1,503
165,490	*	RCN Corp	4,126
124,118	*	Regent Communications, Inc	508
31,115	*	Retelit S.p.A	14
484,442		Rogers Communications, Inc	19,563
7,844	e	Rostelecom (ADR)	227
22,368,177		Royal KPN NV	251,403
14,887	*	Saga Communications, Inc (Class A)	135
65,057		Salem Communications Corp (Class A)	846
65,357	*	SAVVIS, Inc	1,935
629,973	*	SBA Communications Corp	16,467
1,593,058		Seat Pagine Gialle S.p.A.	741
437,700		Seven Network Ltd	2,634
257,511		Shaw Communications, Inc	7,306
39,904		Shenandoah Telecom Co	1,875
10,711	v*	Sibirtelecom (ADR)	565
258,427		Sinclair Broadcast Group, Inc (Class A)	2,212
7,582,689		Singapore Telecommunications Ltd	12,179
7,818		SK Telecom Co Ltd	1,681
12,200		SK Telecom Co Ltd (ADR)	286
247,143		Sky Network Television Ltd	867
6,828		SKY Perfect Communications, Inc	4,408
14,988		SmarTone Telecommunications Holding Ltd	15
86,703		Societe Television Francaise 1	2,827
15,213	*	Sogecable S.A.	437
217,673	*	Spanish Broadcasting System, Inc (Class A)	1,112
24,662,421		Sprint Nextel Corp	493,002
15,008	*	SunCom Wireless Holdings, Inc	23
85,209		SureWest Communications	1,646
11,542		Swisscom AG.	3,792
175,390	*	Syniverse Holdings, Inc	2,578

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
149,000		Taiwan Mobile Co Ltd	$148
178,765	*	Talk America Holdings, Inc	1,107
2,111		Tele Norte Leste Participacoes S.A.	57
7,787		Tele Norte Leste Participacoes S.A.	100
351,498	e	Tele2 AB (B Shs)	3,550
13,300	*	Telecom Argentina S.A. (ADR)	154
11,830,187		Telecom Corp of New Zealand Ltd	29,161
4,344		Telecom Egypt	10
4,610,589		Telecom Italia S.p.A.	11,909
7,416,117		Telecom Italia S.p.A.	20,648
6,054,785		Telefonica S.A.	100,800
7,704		Telefonica S.A. (ADR)	383
1,968,225		Telefonos de Mexico S.A. de C.V.	2,068
9,500		Telefonos de Mexico S.A. de C.V. (ADR)	197
1,332,976		Telekom Austria AG.	29,674
13,700		Telekom Malaysia Bhd	34
142,404		Telekomunikacja Polska S.A.	894
3,743,938		Telemig Celular Participacoes S.A.	7
2,689,411		Telenor ASA	32,523
1		Telephone & Data Systems, Inc	-	^
529,471		Telephone & Data Systems, Inc	21,920
15,199	*	Telesp Celular Participacoes S.A.	37
198,300		Television Broadcasts Ltd	1,225
2,051,084		TeliaSonera AB	11,646
38,832		Telkom S.A. Ltd	719
1,700		Telkom S.A. Ltd (ADR)	126
203,351	e*	Telkonet, Inc	639
1,593,290		Telstra Corp Ltd	4,356
88,128		TELUS Corp	3,648
274,131		TELUS Corp	11,105
173,353	*	Terremark Worldwide, Inc	624
19,536	*	THUS Group plc	49
17,275,143		Tim Participacoes S.A.	48
102,912	*	Tiscali S.p.A.	306
589,011	*	TiVo, Inc	4,211
104,100		Tokyo Broadcasting System, Inc	2,509
225,900	*	True Corp PCL	50
36,956		Turkcell Iletisim Hizmet A.S.	169
12,453		Turkcell Iletisim Hizmetleri AS (ADR)	148
531		TV Asahi Corp	1,268
155,901		TV Azteca S.A. de C.V.	106
462,915	*	Ubiquitel, Inc	4,787
1,262,299	*	Univision Communications, Inc (Class A)	42,287
3,000	v*	Uralsvyazinform (ADR)	19
77,713	*	US Cellular Corp	4,709
208,886		USA Mobility, Inc	3,467
384,389	e	Valor Communications Group, Inc	4,401
17,048,146		Verizon Communications, Inc	570,942
5,709,673	*	Viacom, Inc	204,635
1,038		Videsh Sanchar Nigam Ltd	9
1,900		Videsh Sanchar Nigam Ltd (ADR)	33
4,050	*	Vimpel-Communications (ADR)	186
1,738,514		Vivendi Universal S.A.	60,909
222,921		Vivendi Universal S.A. (ADR)	7,782
78,988,288		Vodafone Group plc	168,372
760,164		Vodafone Group plc (ADR)	16,191
160,897	*	Vonage Holdings Corp	1,382
1,121	*	Wavecom S.A.	12
188,370	*	West Corp	9,025

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
339,657	*	Wireless Facilities, Inc	$934
105,844	e*	WorldSpace, Inc	379
1,191,782	*	XM Satellite Radio Holdings, Inc	17,460
6,013		ZEE Telefilms Ltd	31
		TOTAL COMMUNICATIONS	5,460,853

DEPOSITORY INSTITUTIONS - 11.22%
118,002		1st Source Corp	3,992
1,242,000		77 Bank Ltd	8,659
25,168		Abington Community Bancorp, Inc	377
5,552,069		ABN AMRO Holding NV	151,851
71,643	*	ACE Cash Express, Inc	2,097
8,408		Adelaide Bank Ltd	81
14,563		African Bank Investments Ltd	57
6,599		Akbank T.A.S. (ADR)	61
23,892		Akbank TAS	114
90,188		Alabama National Bancorp	6,146
471,495		Allied Irish Banks plc	11,364
763,450		Allied Irish Banks plc	18,313
464,227		Alpha Bank S.A.	11,563
1,305		Amagerbanken A/S	82
141,362		Amcore Financial, Inc	4,143
64,137		AmericanWest Bancorp	1,453
68,865		Ameris Bancorp	1,594
13,045	e	Ames National Corp	285
43,900		AMMB Holdings Bhd	30
1,510,239		AmSouth Bancorp	39,946
127,335		Anchor Bancorp Wisconsin, Inc	3,842
6,530		Arab Bank plc	231
59,405		Arrow Financial Corp	1,629
578,705		Associated Banc-Corp	18,247
425,391		Astoria Financial Corp	12,953
1,546		Attijariwafa Bank	328
2,382,255		Australia & New Zealand Banking Group Ltd	47,062
247,376	e	Banca Fideuram S.p.A.	1,439
7,069,125		Banca Intesa S.p.A.	41,398
2,355,893		Banca Intesa S.p.A.	12,787
960,465		Banca Monte dei Paschi di Siena S.p.A.	5,772
2,222,540		Banca Popolare di Milano	28,319
53,753		Bancfirst Corp	2,405
868,221		Banche Popolari Unite Scpa	22,458
4,142,441		Banco Bilbao Vizcaya Argentaria S.A.	85,171
260,835		Banco BPI S.A.	1,981
91,632		Banco Bradesco S.A.	2,866
9,800		Banco Bradesco S.A. (ADR)	305
2,085,404		Banco Comercial Portugues S.A.	5,920
1,024		Banco de Chile (ADR)	39
445		Banco de Credito e Inversiones	12
3,628,500		Banco de Oro Universal Bank	2,117
161,675		Banco Espirito Santo S.A.	2,179
41,728		Banco Itau Holding Financeira S.A.	1,217
10,500		Banco Itau Holding Financeira S.A. (ADR)	306
26,860		Banco Nossa Caixa S.A.	571
317,704		Banco Popolare di Verona e Novara Scrl	8,511
334,880		Banco Popular Espanol S.A.	4,988
9,839,739		Banco Santander Central Hispano S.A.	143,682
1,493,032		Banco Santander Chile S.A.	58
8,000		Banco Santander Chile S.A. (ADR)	323
37,990		BanColombia S.A. (ADR)	916

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
60,385	*	Bancorp, Inc	$1,510
455,525		Bancorpsouth, Inc	12,413
51,699		BancTrust Financial Group, Inc	1,213
31,900		Bangkok Bank PCL	89
11,800		Bangkok Bank PCL	32
568		Banif SGPS S.A.	19
283,183		Bank Hapoalim Ltd	1,234
108,444		Bank Leumi Le-Israel	393
357,992		Bank Mutual Corp	4,375
30,489,945		Bank of America Corp	1,466,566
10,059,000	*	Bank of China Ltd	4,565
337,874		Bank of Communications Co Ltd	220
2,413,140		Bank of East Asia Ltd	9,927
1,045,800		Bank of Fukuoka Ltd	7,959
139,306		Bank of Granite Corp	2,902
234,234		Bank of Hawaii Corp	11,618
583,177		Bank of Ireland	10,402
965,380		Bank of Ireland	17,220
413,900		Bank of Kyoto Ltd	4,472
985,620		Bank of Montreal	53,229
6,320,949		Bank of New York Co, Inc	203,535
2,028,404	e	Bank of Nova Scotia	80,655
87,200		Bank of Okinawa Ltd	3,700
2,631		Bank of Queensland Ltd	27
65,250		Bank of the Ozarks, Inc	2,173
39,600		Bank of the Philippine Islands	37
170,500	*	Bank of the Ryukyus Ltd	4,012
1,594,600		Bank of Yokohama Ltd	12,345
300		Bank Przemyslowo-Handlowy Bph	66
2,425,500		Bank Rakyat Indonesia	1,074
33		Bank Sarasin & Compagnie AG.	87
16,630		Bank Zachodni WBK S.A.	934
271,504		BankAtlantic Bancorp, Inc (Class A)	4,029
135,908		BankFinancial Corp	2,351
241,090		BankUnited Financial Corp (Class A)	7,358
59,519		Banner Corp	2,294
155		Banque Marocaine du Commerce Exterieur	18
11,801,765		Barclays plc	134,133
2,952,573		BB&T Corp	122,798
7,000		BBVA Banco Frances S.A. (ADR)	51
44,106		Berkshire Hills Bancorp, Inc	1,565
187,962	*	BFC Financial Corp	1,301
1,473,846		BNP Paribas	141,057
4,147,000		BOC Hong Kong Holdings Ltd	8,116
88,039		BOK Financial Corp	4,373
219,645		Boston Private Financial Holdings, Inc	6,128
1,458	*	BRE Bank S.A.	82
374,005		Brookline Bancorp, Inc	5,150
46,506		Cadence Financial Corp	1,036
46,154		Camden National Corp	1,842
650,211	e	Canadian Imperial Bank of Commerce	43,681
71,318		Capital City Bank Group, Inc	2,154
53,699		Capital Corp of the West	1,718
16,106	*	Capital Crossing Bank	396
3,665,592		Capitalia S.p.A.	30,067
67,247		Capitol Bancorp Ltd	2,619
95,708		Capitol Federal Financial	3,282
146,858		Cardinal Financial Corp	1,706
137,183		Cascade Bancorp	3,911

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
17,678		Cass Information Systems, Inc	$861
272,325		Cathay Financial Holding Co Ltd	596
280,136		Cathay General Bancorp	10,191
294,246	*	Centennial Bank Holdings, Inc	3,043
63,425		Center Financial Corp	1,499
35,759		Centerstate Banks of Florida, Inc	733
225,533		Central Pacific Financial Corp	8,728
139,000		Chang Hwa Commercial Bank	99
23,828		Charter Financial Corp	940
143,567		Chemical Financial Corp	4,393
2,211,600		Chiba Bank Ltd	20,701
2,700	*	Chiba Kogyo Bank Ltd	50
1,206,545		China Construction Bank	551
3,297,773	*	China Development Financial Holding Corp	1,334
161,880		Chinatrust Financial Holding Co	134
279,237		Chittenden Corp	7,218
31,589,052		Citigroup, Inc	1,523,856
9,958	e	Citizens & Northern Corp	235
265,535		Citizens Banking Corp	6,482
46,405		Citizens First Bancorp, Inc	1,239
48,985		City Bank	2,286
124,033		City Holding Co	4,483
171,844		City National Corp	11,185
80,148		Clifton Savings Bancorp, Inc	868
119,780		Close Brothers Group plc	2,018
99,320		Coastal Financial Corp	1,295
76,813		CoBiz, Inc	1,730
881,399		Colonial Bancgroup, Inc	22,634
8,317	e	Colony Bankcorp, Inc	186
41,763		Columbia Bancorp	1,047
87,798		Columbia Banking System, Inc	3,282
907,952		Comerica, Inc	47,204
70,848		Commerce Asset Holdings Bhd	115
783,871		Commerce Bancorp, Inc	27,961
258,992		Commerce Bancshares, Inc	12,963
9,421		Commercial Bankshares, Inc	348
265,832		Commercial Capital Bancorp, Inc	4,187
3,160		Commercial International Bank	32
10,782		Commercial International Bank (GDR)	107
1,414,064		Commerzbank AG.	51,422
1,185,010		Commonwealth Bank of Australia	39,099
26,420	*	Community Bancorp	821
28,388		Community Bancorp, Inc	1,201
180,160		Community Bank System, Inc	3,634
125,856		Community Banks, Inc	3,272
122,685		Community Trust Bancorp, Inc	4,285
957,388		Compass Bancshares, Inc	53,231
2,303,348		CorpBanca S.A.	11
295,662	e	Corus Bankshares, Inc	7,740
2,923		Credicorp Ltd	87
1,388,206		Credit Agricole S.A.	52,807
228,089		Cullen/Frost Bankers, Inc	13,069
351,323		CVB Financial Corp	5,502
70,320		Daegu Bank	1,260
671,419		Danske Bank A/S	25,550
1,646,723		DBS Group Holdings Ltd	18,848
902,718		Depfa Bank plc	14,959
999,907		Deutsche Bank AG.	112,511
1,387,329		Dexia	33,349

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
161,473		Dime Community Bancshares	$2,191
581,359		DNB NOR Holding ASA	7,217
52,591	*	Dollar Financial Corp	947
180,779		Downey Financial Corp	12,266
85,000		E.Sun Financial Holding Co Ltd	57
285,160		East West Bancorp, Inc	10,810
191,572		EFG Eurobank Ergasias S.A.	5,311
102,043	*	Egyptian Financial Group-Hermes Holding	449
67,864	*	Emporiki Bank of Greece S.A.	2,350
43,425		Enterprise Financial Services Corp	1,105
68,267		Erste Bank der Oesterreichischen Sparkassen AG.	3,841
15,317	*	EuroBancshares, Inc	148
200,770	*	Euronet Worldwide, Inc	7,704
37,435		Farmers Capital Bank Corp	1,226
134,712		Fidelity Bankshares, Inc	4,287
1,963,373		Fifth Third Bancorp	72,547
23,455		Financial Institutions, Inc	489
64,318		First Bancorp	1,351
870,801		First Bancorp	8,098
82,068		First Busey Corp (Class A)	1,680
167,847		First Charter Corp	4,117
41,467		First Citizens Bancshares, Inc (Class A)	8,314
420,096		First Commonwealth Financial Corp	5,335
135,875		First Community Bancorp, Inc	8,027
56,471		First Community Bancshares, Inc	1,863
15,676		First Defiance Financial Corp	413
186,110		First Financial Bancorp	2,775
114,279		First Financial Bankshares, Inc	4,176
78,240		First Financial Corp	2,348
73,430		First Financial Holdings, Inc	2,350
848,630		First Horizon National Corp	34,115
82,872		First Indiana Corp	2,157
137,818		First Merchants Corp	3,350
304,160		First Midwest Bancorp, Inc	11,278
644,799		First Niagara Financial Group, Inc	9,040
38,544		First Oak Brook Bancshares, Inc	1,426
85,246		First Place Financial Corp	1,962
18,019	*	First Regional Bancorp	1,586
194,401		First Republic Bank	8,904
52,168	e	First South Bancorp, Inc	1,786
104,700		First State Bancorporation	2,490
147,618	*	FirstFed Financial Corp	8,513
461,470		FirstMerit Corp	9,663
94,003		FirstRand Ltd	223
79,709		Flag Financial Corp	1,550
358,436		Flagstar Bancorp, Inc	5,721
100,126		Flushing Financial Corp	1,798
305,001		FNB Corp	4,810
76,970		FNB Corp	2,848
529		Forstaedernes Bank A/S	68
814,654		Fortis	27,729
462,027	*	Fortis	30
130,631	*	Franklin Bank Corp	2,637
385,117		Fremont General Corp	7,148
148,776		Frontier Financial Corp	5,057
110,818		Fubon Financial Holding Co Ltd	96
12,399		Fubon Financial Holding Co Ltd (GDR)	108
32,000		Fuhwa Financial Holdings Co Ltd	15
712,903		Fulton Financial Corp	11,349

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
70,905		GB&T Bancshares, Inc	$1,543
180,344		Glacier Bancorp, Inc	5,279
1,649,330		Golden West Financial Corp	122,380
61,055		Great Southern Bancorp, Inc	1,864
489,605		Greater Bay Bancorp	14,076
45,080		Greene County Bancshares, Inc	1,396
50,186		Grupo Financiero Banorte S.A. de C.V.	117
4,600	*	Grupo Financiero Galicia S.A. (ADR)	29
2,859,000		Gunma Bank Ltd	21,258
15,909		Haci Omer Sabanci Holding A.S.	43
185,662		Hancock Holding Co	10,397
709,594		Hang Seng Bank Ltd	8,999
253,484		Hanmi Financial Corp	4,928
126,208		Harbor Florida Bancshares, Inc	4,687
158,040		Harleysville National Corp	3,352
6,484		HDFC Bank Ltd	112
6,200		HDFC Bank Ltd (ADR)	338
83,584		Heartland Financial USA, Inc	2,228
68,225		Heritage Commerce Corp	1,691
3,025,600		Hokuhoku Financial Group, Inc	12,651
20,874		Home Federal Bancorp, Inc	285
16,800		Hong Leong Bank Bhd	23
4,300		Hong Leong Credit Bhd	5
57,940		Horizon Financial Corp	1,589
729		Housing Bank for Trade and Finance	8
4,044,684		HSBC Holdings plc	70,874
14,471,378		HSBC Holdings plc	254,674
118,000		Hua Nan Financial Holdings Co Ltd	84
10,532,079		Hudson City Bancorp, Inc	140,393
1,367,805		Huntington Bancshares, Inc	32,253
54,884		IBERIABANK Corp	3,158
1,512,347		ICICI Bank Ltd (ADR)	35,767
82,659		Independent Bank Corp	2,684
121,215		Independent Bank Corp	3,188
395,501		IndyMac Bancorp, Inc	18,134
87,295		Integra Bank Corp	1,899
99,709		Interchange Financial Services Corp	2,243
250,666		International Bancshares Corp	6,888
24,139	*	Intervest Bancshares Corp	978
22,256		Investec Ltd	998
171,943		Investec plc	8,205
291,056	*	Investors Bancorp, Inc	3,944
299,641		Investors Financial Services Corp	13,454
188,526		Irwin Financial Corp	3,656
15,080	*	Israel Discount Bank Ltd	26
37,393		ITLA Capital Corp	1,966
1,330,000		Joyo Bank Ltd	8,074
23,906,522		JPMorgan Chase & Co	1,004,074
1,460,809		Julius Baer Holding AG.	126,643
47,537	*	Jyske Bank	2,754
1,142,700		Kasikornbank PCL	1,827
171,000		Kasikornbank PCL	264
15,700		Kasikornbank PCL	24
137,211		Kearny Financial Corp	2,031
1,981,491		Keycorp	70,700
176,586		KNBT Bancorp, Inc	2,917
2,779		Komercni Banka AS	406
1,365		Komercni Banka AS (GDR)	75
200,740		Kookmin Bank	16,504

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
13,400		Kookmin Bank (ADR)	$1,113
71,910	*	Korea Exchange Bank	860
3,511,700		Krung Thai Bank PCL	930
81,000	*	Kyushu-Shinwa Holdings, Inc	119
94,580	e	Lakeland Bancorp, Inc	1,482
71,920		Lakeland Financial Corp	1,747
5,874,512		Lloyds TSB Group plc	57,749
337,582		M&T Bank Corp	39,808
104,899		Macatawa Bank Corp	2,454
224,313		MAF Bancorp, Inc	9,610
67,720		MainSource Financial Group, Inc	1,180
58,600		Malayan Banking Bhd	171
2,293,558		Marshall & Ilsley Corp	104,907
163,415		MB Financial, Inc	5,778
84,727		MBT Financial Corp	1,356
1,248,226		Mediobanca S.p.A.	24,435
2,088,255		Mellon Financial Corp	71,899
68,660		Mercantile Bank Corp	2,736
536,969		Mercantile Bankshares Corp	19,154
18,273		MetroCorp Bancshares, Inc	535
1,194,500		Metropolitan Bank & Trust	764
137,609		Mid-State Bancshares	3,853
72,694		Midwest Banc Holdings, Inc	1,617
15,546		Mitsubishi UFJ Financial Group, Inc	217,588
319,000		Mitsui Trust Holdings, Inc	3,837
4,190	*	Mizrahi Tefahot Bank Ltd	25
18,029		Mizuho Financial Group. Inc	152,824
160,544		Nara Bancorp, Inc	3,010
19,104		NASB Financial, Inc	645
1,411,672	e	National Australia Bank Ltd	36,876
399,809	e	National Bank Of Canada	20,492
168,785		National Bank of Greece S.A.	6,664
164,745	*	National Bank of Greece S.A.	520
3,638,315		National City Corp	131,671
6,793,000		National Finance PCL	2,564
258,787		National Penn Bancshares, Inc	5,140
189,591		NBT Bancorp, Inc	4,404
75,801		Nedbank Group Ltd	1,201
218,610	*	Net 1 UEPS Technologies, Inc	5,979
408,869		NetBank, Inc	2,711
1,216,749		New York Community Bancorp, Inc	20,089
639,957		NewAlliance Bancshares, Inc	9,158
310,800		Nishi-Nippon City Bank Ltd	1,490
876,656		Nordea Bank AB	10,444
2,542,986		Nordea Bank AB	30,360
2,386,306		North Fork Bancorporation, Inc	71,995
46,808	*	Northern Empire Bancshares	1,123
1,420,260		Northern Trust Corp	78,540
116,234		Northwest Bancorp, Inc	3,080
685		Oak Hill Financial, Inc	17
63,284		OceanFirst Financial Corp	1,406
72,964		OKO Bank	1,073
464,144		Old National Bancorp	9,269
99,589		Old Second Bancorp, Inc	3,087
72,939		Omega Financial Corp	2,284
263,121		Oriental Financial Group, Inc	3,357
50,092		OTP Bank Rt	1,418
3,152,769		Oversea-Chinese Banking Corp	13,159
310,637		Pacific Capital Bancorp	9,667

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
80,257		Park National Corp	$7,930
287,420		Partners Trust Financial Group, Inc	3,279
22,373		Peapack Gladstone Financial Corp	579
60,679		Pennfed Financial Services, Inc	1,132
12,434	*	Pennsylvania Commerce Bancorp, Inc	398
88,466		Peoples Bancorp, Inc	2,640
281,997		People's Bank	9,264
121,949		PFF Bancorp, Inc	4,044
78,623	*	Pinnacle Financial Partners, Inc	2,392
1,086,337		Piraeus Bank S.A.	25,836
51,329		Placer Sierra Bancshares	1,190
1,694,820		PNC Financial Services Group, Inc	118,926
1,445,413		Popular, Inc	27,752
12,296		Powszechna Kasa Oszczednosci Bank Polski S.A.	143
34,006		Preferred Bank	1,823
86,446		Premierwest Bancorp	1,247
105,954		PrivateBancorp, Inc	4,388
109,794		Prosperity Bancshares, Inc	3,611
189,595		Provident Bankshares Corp	6,899
18,035		Provident Financial Holdings	541
551,745		Provident Financial Services, Inc	9,904
222,285		Provident New York Bancorp	2,939
178,500		PT Bank Central Asia Tbk	79
43,500		PT Bank Danamon Indonesia Tbk	19
192,320,500		PT Bank Internasional Indonesia Tbk	3,841
12,638,000		PT Bank Mandiri Persero Tbk	2,347
132,400		Public Bank Bhd	227
80,990		Pusan Bank	1,033
28,385	*	QC Holdings, Inc	383
429,472		R & G Financial Corp (Class B)	3,689
30,541		Raiffeisen International Bank Holding AG.	2,652
1,952,011		Regions Financial Corp	64,651
60,891		Renasant Corp	2,457
441,916		Republic Bancorp, Inc	5,475
93,972		Republic Bancorp, Inc (Class A)	1,936
6,033		Resona Holdings, Inc	19,052
1,093,200		RHB Capital Bhd	818
182		Roskilde Bank	36
64,532		Royal Bancshares of Pennsylvania (Class A)	1,567
2,608,914	e	Royal Bank of Canada	106,318
135,600	*	Royal Bank Of Canada	5,519
7,525,249		Royal Bank of Scotland Group plc	247,468
154,353		S&T Bancorp, Inc	5,129
74,407		S.Y. Bancorp, Inc	2,045
85,681		Sandy Spring Bancorp, Inc	3,090
1,725,356		Sanpaolo IMI S.p.A.	30,511
49,933		Santander BanCorp	1,229
412		Sapporo Hokuyo Holdings, Inc	4,325
49,677		SCBT Financial Corp	1,771
72,859		Seacoast Banking Corp of Florida	1,940
67,477		Security Bank Corp	1,503
8,683,000		Shin Kong Financial Holding Co Ltd	9,547
248,140		Shinhan Financial Group Co Ltd	11,639
4,200		Shinhan Financial Group Co Ltd (ADR)	397
785,000		Shinsei Bank Ltd	4,979
1,424,300		Shizuoka Bank Ltd	15,400
52,540		Shore Bancshares, Inc	1,425
95,800		Siam Commercial Bank PCL	144
34,099		Sierra Bancorp	894

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
77,809	*	Signature Bank	$2,519
82,757		Simmons First National Corp (Class A)	2,401
163,947		SinoPac Financial Holdings Co Ltd	83
736,727		Skandinaviska Enskilda Banken AB (A Shs)	17,540
477,434		Sky Financial Group, Inc	11,272
36,181		Smithtown Bancorp, Inc	874
813,123		Societe Generale (A Shs)	119,565
66,026		Sound Federal Bancorp, Inc	1,373
2,354,384		South Financial Group, Inc	62,179
68,912		Southside Bancshares, Inc	1,538
118,356		Southwest Bancorp, Inc	3,018
2,353,274		Sovereign Bancorp, Inc	47,795
2,541		Sparebanken Midt-Norge	31
334		St Galler Kantonalbank	115
88,979		Standard Bank Group Ltd	961
23,975		State Bancorp, Inc	414
4,176		State Bank of India Ltd (GDR)	167
46,595		State National Bancshares, Inc	1,776
1,811,094		State Street Corp	105,206
109,872		Sterling Bancorp	2,143
435,044		Sterling Bancshares, Inc	8,157
214,454		Sterling Financial Corp	4,697
211,021		Sterling Financial Corp	6,438
75,991		Suffolk Bancorp	2,489
11,262		Sumitomo Mitsui Financial Group, Inc	119,206
2,395,692		Sumitomo Trust & Banking Co Ltd	26,196
59,544		Summit Bancshares, Inc	1,263
10,965	e	Summit Financial Group, Inc	263
101,778	*	Sun Bancorp, Inc	1,653
3,398,271		SunTrust Banks, Inc	259,152
95,478	*	Superior Bancorp	1,050
122,300		Suruga Bank Ltd	1,650
316,983		Susquehanna Bancshares, Inc	7,576
218,074	*	SVB Financial Group	9,914
262,583	e	Svenska Handelsbanken	6,835
557,024		Svenska Handelsbanken AB (A Shs)	14,344
86,289		Sydbank A/S	2,862
1,478,328		Synovus Financial Corp	39,590
30,382		Taylor Capital Group, Inc	1,240
1,310,555		TCF Financial Corp	34,664
783,722		TD Banknorth, Inc	23,081
108,951	*	Texas Capital Bancshares, Inc	2,539
281,024		Texas Regional Bancshares, Inc (Class A)	10,656
34,395		Texas United Bancshares, Inc	968
132,007		TierOne Corp	4,458
16,000		Tochigi Bank Ltd	117
44,682		Tompkins Trustco, Inc	1,921
103,814		Trico Bancshares	2,842
487,565		Trustco Bank Corp NY	5,373
304,219		Trustmark Corp	9,422
32,941		Turkiye Garanti Bankasi AS	82
17,850	v	Turkiye Garanti Bankasi AS (ADR)	53
233,159		Turkiye Is Bankasi	1,145
18,280		Turkiye Vakiflar Bankasi Tao	71
114,000	*	UBS AG.	12,506
1,784,435	*	UBS AG.	195,195
554,127		UCBH Holdings, Inc	9,165
192,985		UMB Financial Corp	6,434
364,039		Umpqua Holdings Corp	9,338

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
70,426		Unibanco - Uniao de Bancos Brasileiros S.A.	$928
14,692,497		UniCredito Italiano S.p.A	114,974
51,854		Union Bankshares Corp	2,237
396,270		UnionBanCal Corp	25,595
240,549		United Bankshares, Inc	8,811
176,491		United Community Banks, Inc	5,372
153,641		United Community Financial Corp	1,844
13,291		United Financial Bancorp, Inc	177
1,637,361		United Overseas Bank Ltd	16,152
29,154		United Security Bancshares	624
11,198	e	United Security Bancshares	331
76,043		Univest Corp of Pennsylvania	2,100
11,575,457		US Bancorp	357,450
65,260		USB Holding Co, Inc	1,468
3,855		UTI Bank Ltd	22
6,379		UTI Bank Ltd (GDR)	36
611		Valiant Holding	67
524,333		Valley National Bancorp	13,481
152		Verwalt & Privat-Bank AG.	32
52,432		Vineyard National Bancorp	1,410
95,202	*	Virginia Commerce Bancorp	2,275
42,830		Virginia Financial Group, Inc	1,808
688,073		W Holding Co, Inc	4,576
9,769,697		Wachovia Corp	528,345
373,177		Washington Federal, Inc	8,654
7,236,966		Washington Mutual, Inc	329,861
91,977		Washington Trust Bancorp, Inc	2,550
29,000		Waterland Financial Holdings	9
49,533	*	Wauwatosa Holdings, Inc	845
230,972		Webster Financial Corp	10,957
11,051,410		Wells Fargo & Co	741,329
117,307		WesBanco, Inc	3,635
110,419	e	West Bancorporation, Inc	2,062
91,595		West Coast Bancorp	2,699
222,293		Westamerica Bancorporation	10,886
23,549	*	Western Alliance Bancorp	819
29,125		Westfield Financial, Inc	845
2,124,432		Westpac Banking Corp	36,744
270,331		Whitney Holding Corp	9,562
75,497		Willow Grove Bancorp, Inc	1,201
286,723		Wilmington Trust Corp	12,094
97,030		Wilshire Bancorp, Inc	1,748
438,000		Wing Hang Bank Ltd	3,835
142,088		Wintrust Financial Corp	7,225
1,400		Woori Finance Holdings Co Ltd (ADR)	78
37,619		WSFS Financial Corp	2,312
29,710	*	Yapi ve Kredi Bankasi	45
52,114		Yardville National Bancorp	1,862
2,610,498	*	Yes Bank Ltd	4,445
451,808		Zions Bancorporation	35,214
		TOTAL DEPOSITORY INSTITUTIONS	13,337,239

EATING AND DRINKING PLACES - 0.95%
127,369	*	AFC Enterprises	1,624
396,423		Applebees International, Inc	7,619
769,699		Aramark Corp (Class B)	25,485
42,200		Autogrill S.p.A.	649
84,865	*	BJ's Restaurants, Inc	1,896
208,677		Bob Evans Farms, Inc	6,262

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
2,169,674		Brinker International, Inc	$78,759
56,682	*	Buffalo Wild Wings, Inc	2,171
117,260	*	California Pizza Kitchen, Inc	3,222
256,627		CBRL Group, Inc	8,705
212,189	*	CEC Entertainment, Inc	6,816
77,374	*	Chipotle Mexican Grill, Inc	4,716
453,008		CKE Restaurants, Inc	7,524
25,766,218		Compass Group plc	124,978
184,772	*	Cosi, Inc	1,151
1,187,394		Darden Restaurants, Inc	46,783
902,115	*	Denny's Corp	3,329
505,068		Domino's Pizza, Inc	12,495
1,616,951		Enterprise Inns plc	28,351
138,299		IHOP Corp	6,649
356,477	*	Jack in the Box, Inc	13,974
8,000		Jollibee Foods Corp	5
340,248	e*	Krispy Kreme Doughnuts, Inc	2,770
101,703		Landry's Restaurants, Inc	3,300
107,675		Lone Star Steakhouse & Saloon, Inc	2,824
136,194	*	Luby's, Inc	1,421
70,490	*	McCormick & Schmick's Seafood Restaurants, Inc	1,678
7,469,383		McDonald's Corp	250,971
2,471,078		Mitchells & Butlers plc	23,560
113,100	*	Morton's Restaurant Group, Inc	1,733
142,690	*	O'Charleys, Inc	2,426
280,819		Onex Corp	5,621
275,771		OSI Restaurant Partners, Inc	9,542
283,350	*	Papa John's International, Inc	9,407
159,680	*	PF Chang's China Bistro, Inc	6,071
1,659,249		Punch Taverns plc	26,853
220,254	*	Rare Hospitality International, Inc	6,334
89,921	*	Red Robin Gourmet Burgers, Inc	3,827
339,829		Ruby Tuesday, Inc	8,295
94,114	*	Ruth's Chris Steak House, Inc	1,922
263,276	*	Ryan's Restaurant Group, Inc	3,136
49,200		Skylark Co Ltd	1,074
140,762		Sodexho Alliance S.A.	6,762
434,529	*	Sonic Corp	9,034
4,968,633	*	Starbucks Corp	187,616
40,387	*	TelePizza S.A.	141
248,503	*	Texas Roadhouse, Inc (Class A)	3,360
712,357	*	The Cheesecake Factory, Inc	19,198
152,860	*	The Steak N Shake Co	2,314
49,655		Triarc Cos (Class A)	811
208,265		Triarc Cos (Class B)	3,255
475,255		Wendy's International, Inc	27,703
19,646		Wetherspoon (J.D.) plc	156
77,554		Whitbread plc	1,672
95,777	v*	Whitbread plc (B shrs)	275
1,985,961		Yum! Brands, Inc	99,834
		TOTAL EATING AND DRINKING PLACES	1,128,059

EDUCATIONAL SERVICES - 0.10%
747,954	*	Apollo Group, Inc (Class A)	38,647
36,800		Benesse Corp	1,272
556,181		CAE, Inc	4,251
651,805	*	Career Education Corp	19,482
541,740	*	Corinthian Colleges, Inc	7,779
345,218	*	DeVry, Inc	7,584

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
92,392	*	Educate, Inc	$708
209,369	*	ITT Educational Services, Inc	13,779
219,365	*	Laureate Education, Inc	9,352
12,599	*	Learning Tree International, Inc	110
12,728	*	Lincoln Educational Services Corp	218
28,000		Raffles Education Corp Ltd	43
92,651		Strayer Education, Inc	8,998
136,750	*	Universal Technical Institute, Inc	3,011
86,900		UP, Inc	610
		TOTAL EDUCATIONAL SERVICES	115,844

ELECTRIC, GAS, AND SANITARY SERVICES - 3.97%
33,162		AEM Torino S.p.A	86
4,055,563	*	AES Corp	74,825
372,774		AGL Resources, Inc	14,210
800,803		Alinta Ltd	6,205
1,356,138	*	Allegheny Energy, Inc	50,272
163,594		Allete, Inc	7,746
1,031,901		Alliant Energy Corp	35,394
1,030,223	*	Allied Waste Industries, Inc	11,703
912,755		Ameren Corp	46,094
90,388		American Ecology Corp	2,395
3,476,172		American Electric Power Co, Inc	119,059
99,700		American States Water Co	3,554
619,898		Aqua America, Inc	14,127
2,435,666	*	Aquila, Inc	10,254
381,781		Atmos Energy Corp	10,656
460,000		AU Optronics Corp	649
308,795		Australian Gas Light Co Ltd	4,017
318,101		Avista Corp	7,262
1,622,515	*	Babcock & Brown Environmental Investments Ltd	3,014
386	e*	Beacon Power Corp	-	^
173,181		BKW FMB Energie AG.	15,099
184,511		Black Hills Corp	6,334
103,880		California Water Service Group	3,713
722,333		Caltex Australia Ltd	12,665
95,503		Cascade Natural Gas Corp	2,014
116,108	*	Casella Waste Systems, Inc (Class A)	1,520
1,434,913		Centerpoint Energy, Inc	17,936
60,334		Central Vermont Public Service Corp	1,115
5,374,017		Centrica plc	28,352
32,305		CEZ	1,088
121,982		CH Energy Group, Inc	5,855
1,300,000		China Resources Power Holdings Co	1,088
350,000		Chubu Electric Power Co, Inc	9,461
5,379,086		Cia de Gas de Sao Paulo	674
425,035		Cia de Saneamento Basico do Estado de Sao Paulo	40
4,032,320		Cia Energetica de Minas Gerais	171
114,512,937		Cia Paranaense de Energia	1,079
139,014	*	Clean Harbors, Inc	5,604
295,798		Cleco Corp	6,877
2,044,145		CLP Holdings Ltd	11,962
1,076,575	*	CMS Energy Corp	13,931
88,056		Colbun S.A.	14
14,656		Connecticut Water Service, Inc	343
1,344,023		Consolidated Edison, Inc	59,728
1,030,940		Constellation Energy Group, Inc	56,207
251,783		Contact Energy Ltd	1,094
746,712	*	Covanta Holding Corp	13,179

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
50,927		Crosstex Energy, Inc	$4,842
241,843		Dogan Sirketler Grubu Holdings	891
1,689,501		Dominion Resources, Inc	126,358
2,026,369		DPL, Inc	54,307
716,871		DTE Energy Co	29,205
6,294,852		Duke Energy Corp	184,880
448,191		Duquesne Light Holdings, Inc	7,368
2,400,602	*	Dynegy, Inc (Class A)	13,131
1,029,997		E.ON AG.	118,557
1,657,338		Edison International	64,636
9,240		EDP - Energias do Brasil S.A.	115
3,304,607		El Paso Corp	49,569
287,124	*	El Paso Electric Co	5,788
102,620		Electric Power Development Co	3,914
155,369		Empire District Electric Co	3,193
96,395		Empresa Nacional de Electricidad S.A.	85
592,628	*	Enbridge, Inc	18,102
2,491,554		Endesa S.A.	86,623
3,700,543		Enel S.p.A.	31,892
573,534		Energen Corp	22,029
7,857,272		Energias de Portugal S.A.	30,843
14,743		Energy Developments Ltd	42
781,663		Energy East Corp	18,705
42,215		EnergySouth, Inc	1,318
386,526		Enersis S.A.	87
2,700		Enersis S.A. (ADR)	30
1,765,063		Entergy Corp	124,878
4,839,507		Exelon Corp	275,029
2,640,212		First Philippine Holdings Corp	2,236
3,099,287		FirstEnergy Corp	168,012
351,534		Fortis, Inc	7,046
13,388,525		Fortum Oyj	342,385
2,101,333		FPL Group, Inc	86,953
552,941		Gas Natural SDG S.A.	16,877
67,865		Gaz de France	2,278
390,000		Glow Energy PCL	271
323,924		Great Plains Energy, Inc	9,025
78,000		Guangdong Investments Ltd	30
341,658		Hawaiian Electric Industries, Inc	9,536
109,800		Hokkaido Electric Power Co, Inc	2,608
5,687,199		Hong Kong & China Gas Ltd	12,484
1,359,011		Hong Kong Electric Holdings Ltd	6,150
22,000		Huadian Power International Co	6
102,000		Huaneng Power International, Inc	68
5,900		Huaneng Power International, Inc (ADR)	156
17,065		Hunting plc	123
1,160,937		Iberdrola S.A.	39,976
241,312		Idacorp, Inc	8,275
5,835,866		International Power plc	30,708
54,804		ITC Holdings Corp	1,457
1,386,703		Kansai Electric Power Co, Inc	31,054
138,283		Kelda Group plc	1,958
832,080		KeySpan Corp	33,616
608,950		Kinder Morgan, Inc	60,828
25,577		Korea Electric Power Corp	948
19,600		Korea Electric Power Corp (ADR)	372
273,004		Kyushu Electric Power Co, Inc	6,353
177,134		Laclede Group, Inc	6,086
15,200		Malakoff Bhd	40

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
35,864		Markwest Hydrocarbon, Inc	$888
515,831		MDU Resources Group, Inc	18,885
217,855		Metal Management, Inc	6,671
113,560		MGE Energy, Inc	3,537
36,304		Middlesex Water Co	687
225,874	*	Mirant Corp	6,053
2,000,000		MMC Corp Bhd	1,742
670		Munters AB	22
414,538		National Fuel Gas Co	14,567
4,929,095		National Grid plc	53,332
218,028		New Jersey Resources Corp	10,199
373,833		Nicor, Inc	15,514
1,243,521		NiSource, Inc	27,158
1,010,135		Northeast Utilities	20,879
166,777		Northwest Natural Gas Co	6,176
248,162		NorthWestern Corp	8,524
1,300,858	*	NRG Energy, Inc	62,675
498,733		NSTAR	14,264
27,181		Oest Elektrizitatswirts	1,307
602,966		OGE Energy Corp	21,122
75,600		Okinawa Electric Power Co, Inc	4,524
861,597		Oneok, Inc	29,329
48,801		Ormat Technologies, Inc	1,862
4,495,445		Osaka Gas Co Ltd	14,472
169,738		Otter Tail Corp	4,639
214,704	e	Peoples Energy Corp	7,710
884,287		Pepco Holdings, Inc	20,851
12,300		Petronas Gas Bhd	29
965,000	*	Petronet LNG Ltd	927
2,107,268		PG&E Corp	82,773
49,467	*	Pico Holdings, Inc	1,595
418,547		Piedmont Natural Gas Co, Inc	10,171
88,405	*	Pike Electric Corp	1,703
401,972		Pinnacle West Capital Corp	16,043
301,936	e*	Plug Power, Inc	1,410
306,667		PNM Resources, Inc	7,654
39,935		Portland General Electric Co	997
2,826,401		PPL Corp	91,293
1,212,587		Progress Energy, Inc	51,984
496,039	v*	Progress Energy, Inc	5
60,500		PT Perusahaan Gas Negara	73
1,779,659		Public Service Enterprise Group, Inc	117,671
479,403		Puget Energy, Inc	10,298
12,537		Puma AG. Rudolf Dassler Sport	4,872
579,034		Questar Corp	46,607
1,940		Reliance Energy Ltd	19
1,197		Reliance Energy Ltd (GDR)	37
1,393,425	*	Reliant Energy, Inc	16,693
981,812		Republic Services, Inc	39,606
100,869		Resource America, Inc (Class A)	1,922
253,695	e	RWE AG.	21,101
531,532		SCANA Corp	20,507
821,225		Scottish & Southern Energy plc	17,483
598,068		Scottish Power plc	6,449
1,611,351		SembCorp Industries Ltd	3,302
2,134,009		Sempra Energy	97,055
131,695		Severn Trent plc	2,850
1,079,589	*	Sierra Pacific Resources	15,114
80,726		SJW Corp	2,055

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
351,753		Snam Rete Gas S.p.A.	$1,546
33,495		Sociedad General de Aguas de Barcelona S.A.	931
219	*	Sociedad General de Aguas de Barcelona S.A.	6
11,799,700	*	Sojitz Holdings Corp	46,656
148,535		South Jersey Industries, Inc	4,068
3,548,628		Southern Co	113,734
454,136		Southern Union Co	12,289
357,009		Southwest Gas Corp	11,189
118,341	e	Southwest Water Co	1,417
205,250	*	Stericycle, Inc	13,362
31,795	v*	Suez S.A.	-	^
1,441,059		Suez S.A.	59,885
143,233		Synagro Technologies, Inc	563
785		Tata Power Co Ltd	8
841,041		TECO Energy, Inc	12,565
376,675		Tenaga Nasional Bhd	943
554,500		Tohoku Electric Power Co, Inc	12,175
2,224,300		Tokyo Electric Power Co, Inc	61,486
1,339,158		Tokyo Gas Co Ltd	6,314
53,875		Tractebel Energia S.A.	428
274,469	e	TransAlta Corp	5,691
2,810,006		TXU Corp	168,010
496,325		UGI Corp	12,220
114,428		UIL Holdings Corp	6,441
10,379		Unified Energy System (ADR)	696
162,968		Union Fenosa S.A.	6,306
318,580		Unisource Energy Corp	9,924
336,828		United Utilities plc	3,997
197,700		Vector Ltd	294
316,381		Vectren Corp	8,621
115,556		Veolia Environnement	5,971
282,809	*	Waste Connections, Inc	10,294
55,868		Waste Industries USA, Inc	1,267
132,599	*	Waste Services, Inc	1,192
353,000		Wellypower Optronics Corp	1,695
433,840		Westar Energy, Inc	9,132
273,758		Western Gas Resources, Inc	16,385
282,238		WGL Holdings, Inc	8,171
2,909,385		Williams Cos, Inc	67,963
632,197		Wisconsin Energy Corp	25,478
178,029		WPS Resources Corp	8,830
1,676,608		Xcel Energy, Inc	32,157
16,624,000		Xinao Gas Holdings Ltd	15,839
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	4,717,023

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 5.91%
263,276	*	AAC Acoustic Technology Holdings, Inc	236
172		ABB Ltd India	9
1,760,262	*	Accuris Co Ltd	1,225
172,966	*	Actel Corp	2,482
313,069		Acuity Brands, Inc	12,182
804,540	*	Adaptec, Inc	3,492
511,913	*	ADC Telecommunications, Inc	8,631
488,852		Adtran, Inc	10,965
91,402	*	Advanced Analogic Technologies, Inc	958
218,210	*	Advanced Energy Industries, Inc	2,889
2,561,403	*	Advanced Micro Devices, Inc	62,549
427,474	*	Aeroflex, Inc	4,989
825,762	*	Agere Systems, Inc	12,139

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
6,869,824		Alcatel S.A.	$87,138
136,132	*	Alcatel S.A. (ADR)	1,717
24,296	*	Alliance Semiconductor Corp	66
477,900		Alps Electric Co Ltd	5,978
2,073,122	*	Altera Corp	36,383
731,679		American Power Conversion Corp	14,260
177,411	e*	American Superconductor Corp	1,567
311,995		Ametek, Inc	14,782
270,945	*	AMIS Holdings, Inc	2,709
595,868	*	Amkor Technology, Inc	5,637
597,191		Amphenol Corp (Class A)	33,419
251,663	*	Anadigics, Inc	1,691
1,686,462		Analog Devices, Inc	54,203
1,008,982	*	Andrew Corp	8,940
77,290	*	Applica, Inc	342
2,394,698	*	Applied Micro Circuits Corp	6,538
48,661		Applied Signal Technology, Inc	829
3,594		Arcelik A.S.	20
1,571,360		ARM Holdings plc	3,291
728,940	*	Arris Group, Inc	9,564
1,035,000		Asustek Computer, Inc	2,541
48,873		Asustek Computer, Inc (GDR)	108
281,854	*	Atheros Communications, Inc	5,344
501,275	*	ATI Technologies, Inc	7,311
4,169,731	*	Atmel Corp	23,142
225,597	*	ATMI, Inc	5,554
500	*	AudioCodes Ltd	5
1,044,893	*	Avanex Corp	1,839
167,400		Avex Group Holdings, Inc	3,961
740,719	*	Avnet, Inc	14,829
235,256		AVX Corp	3,715
195,930		Baldor Electric Co	6,131
9,648		Bang & Olufsen A/S	1,067
57,255		Barco NV	5,289
73,556		Bel Fuse, Inc (Class B)	2,413
371,318	*	Benchmark Electronics, Inc	8,956
270		Bharat Electronics Ltd	6
311,980	*	Bookham, Inc	1,048
3,278,889	*	Broadcom Corp (Class A)	98,531
424,232	*	Broadwing Corp	4,391
9,262,100	*	Brocade Communications Systems, Inc	56,869
146,176		C&D Technologies, Inc	1,099
175,831	*	CalAmp Corp	1,563
526,192	*	Capstone Turbine Corp	1,200
163,008	*	Carrier Access Corp	1,348
61,217	*	Catapult Communications Corp	667
408,291	*	C-COR, Inc	3,152
413,456	*	Celestica, Inc	3,930
154,912	*	Ceradyne, Inc	7,667
4,391,000	*	Chartered Semiconductor Manufacturing Ltd	3,749
226,245	*	Checkpoint Systems, Inc	5,025
2,847		Cheng Uei Precision Industry Co Ltd	12
56,000		Chi Mei Optoelectronics Corp	62
68,168	*	China BAK Battery, Inc	580
11,538	e*	China Energy Savings Technology, Inc	5
96,000		Chunghwa Picture Tubes Ltd	22
6,240,989	*	Ciena Corp	30,019
42,681,254	*	Cisco Systems, Inc	833,565
78,139	*	Color Kinetics, Inc	1,478

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
14,000	*	Compeq Manufacturing Co	$6
10,967	*	Computacenter plc	48
135,223	*	Comtech Telecommunications Corp	3,958
1,400,151	*	Comverse Technology, Inc	27,681
2,725,853	*	Conexant Systems, Inc	6,815
206,703		Cooper Industries Ltd (Class A)	19,207
11,649	*	CPI International, Inc	169
334,842	*	Cree, Inc	7,956
51,122	*	CSR plc	1,191
215,400		CTS Corp	3,207
114,454		Cubic Corp	2,244
595,142	*	Cypress Semiconductor Corp	8,653
239,000		Daiichikosho Co Ltd	2,676
189,000		Dainippon Screen Manufacturing Co Ltd	1,733
11,000		Daiwa Industries Ltd	115
46,000		Datang International Power Generation Co Ltd	32
1,088,500		Delta Electronics Thai PCL	471
109,784	*	Diodes, Inc	4,549
54,400	*	Directed Electronics, Inc	714
209,869	*	Ditech Networks, Inc	1,830
234,735	*	Dolby Laboratories, Inc (Class A)	5,469
176,227	*	DSP Group, Inc	4,379
113,052	*	DTS, Inc	2,202
19,786	*	Eagle Broadband, Inc	22
700	*	ECI Telecom Ltd	6
170,357	*	Electro Scientific Industries, Inc	3,065
431,776		Electrolux AB (Series B)	6,234
227,677	*	Emcore Corp	2,186
2,800,697		Emerson Electric Co	234,726
516,560		EMI Group plc	2,902
34,918	*	EMS Technologies, Inc	627
43,699	e*	EndWave Corp	543
413,689	*	Energizer Holdings, Inc	24,230
207,670	*	Energy Conversion Devices, Inc	7,565
783,000		Energy Support Corp	2,137
272,107	*	EnerSys	5,687
35,291,256		Ericsson (LM) (B Shs)	116,601
360,110	e*	Evergreen Solar, Inc	4,674
205,104	*	Exar Corp	2,722
1,753,039	*	Fairchild Semiconductor International, Inc	31,853
170,500		Fanuc Ltd	15,333
1,323,718	*	Finisar Corp	4,329
347,281		Fisher & Paykel Appliances Holdings Ltd	977
1,458,990		Fisher & Paykel Healthcare Corp	3,837
2,771,000	*	Foxconn International Holdings Ltd	5,922
6,000		Foxconn Technology Co Ltd	48
128,244		Franklin Electric Co, Inc	6,623
2,461,101	*	Freescale Semiconductor, Inc (Class B)	72,356
15,536	*	FSI International, Inc	107
296,398	*	FuelCell Energy, Inc	2,839
467,000		Fuji Electric Holdings Co Ltd	2,447
300,000	*	Fujitsu Access Ltd	1,834
434,153		Gamesa Corp Tecnologica S.A.	9,304
20,000	e	Garmin Ltd	2,109
1,458,813	*	Gemstar-TV Guide International, Inc	5,135
186,589	*	Genlyte Group, Inc	13,515
850,000		Geodesic Information Systems Ltd	2,858
16,642		Germanos S.A.	398
4,971		GFI Informatique	39

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
583,547	*	Glenayre Technologies, Inc	$1,541
599,759	*	GrafTech International Ltd	3,479
129,183	*	Greatbatch, Inc	3,049
1,071		Groupe Steria SCA	56
54,000		GS Yuasa Corp	138
9,600		Hana Microelectronics PCL	6
80,000	*	HannStar Display Corp	13
434,407		Harman International Industries, Inc	37,085
500,676	*	Harmonic, Inc	2,243
670,498		Harris Corp	27,832
517,222	*	Hexcel Corp	8,126
9,000		High Tech Computer Corp	247
51,820		Hirose Electric Co Ltd	6,301
35,300		Hitachi High-Technologies Corp	1,075
3,588,994		Hitachi Ltd	23,735
248,300		Hitachi Maxell Ltd	3,425
33,416	*	Hittite Microwave Corp	1,208
536,592		Hon Hai Precision Industry Co, Ltd	3,315
42,651		Hon Hai Precision Industry Co, Ltd (GDR)	517
7,587,335		Honeywell International, Inc	305,770
105,700		Horiba Ltd	3,495
721,280		Hoya Corp	25,680
155,035	*	Hutchinson Technology, Inc	3,353
45,800	*	Hynix Semiconductor, Inc	1,485
1,238	*	Hyundai Autonet Co Ltd	14
463,900		Ibiden Co Ltd	22,319
59,937	*	ID Systems, Inc	1,063
121,471	*	Ikanos Communications, Inc	1,845
205,172		Imation Corp	8,422
2,951		Imtech NV	143
2,021,605	*	Infineon Technologies AG.	22,515
1,663,473	*	Infineon Technologies AG. (ADR)	18,564
3,000		Information Services International-Dentsu Ltd	32
941,113	*	Integrated Device Technology, Inc	13,345
169,767	*	Integrated Silicon Solutions, Inc	935
42,345,130		Intel Corp	802,440
334,569	*	Interdigital Communications Corp	11,680
233,575	*	International DisplayWorks, Inc	1,215
290,712	*	International Rectifier Corp	11,361
39	*	Internet Research Institute, Inc	44
627,089		Intersil Corp (Class A)	14,580
129,905		Inter-Tel, Inc	2,736
226,833	*	InterVoice, Inc	1,615
20,733		Intracom S.A.	138
38,794	e*	iRobot Corp	965
207,391	*	IXYS Corp	1,991
20,823,230	*	JDS Uniphase Corp	52,683
630,321	*	Kemet Corp	5,812
2,615,790		Koninklijke Philips Electronics NV	81,711
333	*	Koor Industries Ltd	18
3,900	*	Koor Industries Ltd (ADR)	41
13,617		Kudelski S.A.	328
279,298		Kyocera Corp	21,647
1,015,940		L-3 Communications Holdings, Inc	76,622
9,111		Laird Group plc	66
69,885	*	Lamson & Sessions Co	1,982
665,985	*	Lattice Semiconductor Corp	4,116
149,330	*	Leadis Technology, Inc	824
496,890		LG Electronics, Inc	30,116

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
6,800	*	LG.Philips LCD Co Ltd (ADR)	$123
1,500	*	LG.Philips LCD Co Ltd Wts	56
267,985		Lincoln Electric Holdings, Inc	16,789
2,494,302		Linear Technology Corp	83,534
214,424	*	Littelfuse, Inc	7,372
6,712	*	Loewe AG.	116
41,388	*	Loral Space & Communications, Inc	1,174
113,026		LSI Industries, Inc	1,920
1,802,191	*	LSI Logic Corp	16,130
39,602,959	*	Lucent Technologies, Inc	95,839
4,000		Mabuchi Motor Co Ltd	239
45,529	*	Macronix International	12
1,200		Malaysian Pacific Industries	3
15,752	*	Maroc Telecom	212
411,700	*	Marvell Technology Group Ltd	18,251
2,979,679		Matsushita Electric Industrial Co Ltd	62,948
603,350		Matsushita Electric Industrial Co Ltd (ADR)	12,749
2,109,773		Matsushita Electric Works Ltd	23,457
505,470	*	Mattson Technology, Inc	4,938
1,524,148		Maxim Integrated Products, Inc	48,940
69,682	*	Maxwell Technologies, Inc	1,368
902,369	*	McData Corp (Class A)	3,682
174,000		MediaTek, Inc	1,612
119,278	e*	Medis Technologies Ltd	2,419
1,536		Melexis NV	26
1,041,547	*	MEMC Electronic Materials, Inc	39,058
132,761	*	Mercury Computer Systems, Inc	2,043
237,263		Methode Electronics, Inc	2,494
69,152	*	Metrologic Instruments, Inc	1,038
423,456	*	Micrel, Inc	4,239
937,815		Microchip Technology, Inc	31,464
4,692,418	*	Micron Technology, Inc	70,668
13,146		Micronas Semiconductor Holdings, Inc	354
3,970	*	Micronic Laser Systems AB	44
383,136	*	Microsemi Corp	9,341
311,582	*	Microtune, Inc	1,951
59,267	*	Microvision, Inc	114
554,058	*	Mindspeed Technologies, Inc	1,335
31,000		Minebea Co Ltd	169
250,425	*	MIPS Technologies, Inc	1,520
70,000		Mitsubishi Cable Industries Ltd	112
3,301,000		Mitsubishi Electric Corp	26,480
163,085	*	Mobility Electronics, Inc	1,184
633,822		Molex, Inc	21,277
183,490	*	Monolithic Power Systems, Inc	2,171
310,374	*	Moog, Inc	10,621
103,592	*	MoSys, Inc	810
17,474,962		Motorola, Inc	352,120
692,217	e*	MRV Communications, Inc	2,153
51,035	e*	Multi-Fineline Electronix, Inc	1,694
343,356		Murata Manufacturing Co Ltd	22,317
31,898		National Presto Industries, Inc	1,668
2,357,657		National Semiconductor Corp	56,230
111,200	v*	NCP Litigation Trust	-	^
52,100	*	NEC Electronics Corp	1,673
85,838	*	Netlogic Microsystems, Inc	2,768
2,716,349	*	Network Appliance, Inc	95,887
2,261		Nexans S.A.	161
197,000		NGK Spark Plug Co Ltd	3,964

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
586	*	Nice Systems Ltd	$17
2,800	*	Nice Systems Ltd (ADR)	79
37,680		Nidec Corp	2,703
1,300		Nihon Dempa Kogyo Co Ltd	40
9,000		Nippon Chemi-Con Corp	57
3,500		Nissho Electronics Corp	29
202,630		Nitto Denko Corp	14,446
135,984		NKT Holding A/S	8,496
6,812,080		Nokia Oyj	139,016
2,826		Nokia Oyj (ADR)	57
9,013,343	*	Nortel Networks Corp	20,100
725,000	*	Nortel Networks Corp	1,624
679,107	*	Novellus Systems, Inc	16,774
2,166,869	*	Nvidia Corp	46,133
678		Olympic Group Financial Investments	5
352,938	*	Omnivision Technologies, Inc	7,454
81,300		Omron Corp	2,073
1,432,761	*	ON Semiconductor Corp	8,425
548,029	*	Openwave Systems, Inc	6,324
92,705	*	Oplink Communications Inc	1,697
109,431	*	Optical Communication Products, Inc	220
416,000		Origin Electric Co Ltd	2,398
92,894	*	OSI Systems, Inc	1,651
118,784		Park Electrochemical Corp	3,059
98,744	*	Parkervision, Inc	899
167,783	*	Pericom Semiconductor Corp	1,393
253,800		Phoenix Electric Co Ltd	1,847
6,000		Phoenixtec Power Co Ltd	6
239,331	*	Photronics, Inc	3,542
19,900		Pioneer Corp	321
269,455	*	Pixelworks, Inc	736
294,154		Plantronics, Inc	6,533
363,843	*	Plexus Corp	12,447
145,465	*	PLX Technology, Inc	1,778
2,106,114	*	PMC - Sierra, Inc	19,797
724,919	*	Polycom, Inc	15,890
240,499	*	Portalplayer, Inc	2,359
42,250	*	Powell Industries, Inc	1,011
176,661	*	Power Integrations, Inc	3,088
445,473	*	Power-One, Inc	2,940
663,413	*	Powerwave Technologies, Inc	6,050
868,344	*	QLogic Corp	14,970
10,968,117		Qualcomm, Inc	439,492
48,000		Quanta Display, Inc	18
268,392	e*	Quantum Fuel Systems Technologies Worldwide, Inc	913
2,180,273		RadioShack Corp	30,524
26,329	*	Radyne Corp	300
461,990	*	Rambus, Inc	10,538
94,668		Raven Industries, Inc	2,982
763,000		Realtek Semiconductor Corp	801
10,319	*	Redflex Holdings Ltd	13
224,993		Regal-Beloit Corp	9,933
77,346	*	Reliance Communication Ventures Ltd	418
122,936		REMEC, Inc	135
333,347	*	Research In Motion Ltd	23,320
17,992		Reunert Ltd	164
1,126,277	*	RF Micro Devices, Inc	6,724
1,061,759		Ricoh Co Ltd	20,852
4,800		Rinnai Corp	127

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
37,000	*	Ritek Corp	$9
300,000		River Eletec Corp	2,105
861,162		Rockwell Collins, Inc	48,113
100,221	*	Rogers Corp	5,646
259,857		Rohm Co Ltd	23,254
1,218		SAES Getters S.p.A.	28
4,220	*	Samsung Electro-Mechanics Co Ltd	145
20,080		Samsung Electronics Co Ltd	12,763
2,545		Samsung Electronics Co Ltd	1,242
4,450		Samsung Electronics Co Ltd (GDR)	1,398
577		Samsung SDI Co Ltd	40
640,000		Sanken Electric Co Ltd	8,152
3,207,688	*	Sanmina-SCI Corp	14,755
215,000	*	Sanyo Electric Co Ltd	465
2,114,000		Sanyo Electric Taiwan Co Ltd	1,763
274,352		Satyam Computer Services Ltd	4,229
60,813		Schindler Holding AG.	3,150
424,158		Schneider Electric S.A.	44,201
162,736	*	Seachange International, Inc	1,133
120,000	*	Semiconductor Manufacturing International Corp	17
447,194	*	Semtech Corp	6,462
606,000		Sharp Corp	9,584
8,000		Shindengen Electric Manufacturing Co Ltd	40
1,700		Shinkawa Ltd	45
101,700		Shinko Electric Industries	2,954
60,498	*	Sigmatel, Inc	249
733,116	*	Silicon Image, Inc	7,903
325,791	*	Silicon Laboratories, Inc	11,452
512,665	*	Silicon Storage Technology, Inc	2,081
918,000		Siliconware Precision Industries Co	1,128
32,179	e	Siliconware Precision Industries Co (ADR)	192
58,000		SIM Technology Group Ltd	28
147,260	*	Sirenza Microdevices, Inc	1,788
8,215,600	e*	Sirius Satellite Radio, Inc	39,024
7,304		Sirti S.p.A	21
947,251	*	Skyworks Solutions, Inc	5,219
1,176,070		Sony Corp	51,954
398,403	*	Spansion, Inc	6,351
159,793	e*	Spatialight, Inc	368
114,615		Spectralink Corp	1,011
282,305	*	Spectrum Brands, Inc	3,647
56,374	*	Staktek Holdings, Inc	274
127,929	*	Standard Microsystems Corp	2,793
20,500		Stanley Electric Co Ltd	423
2,441,357	*	STATS ChipPAC Ltd	1,536
703,890		STMicroelectronics NV	11,331
452,706	*	Stratex Networks, Inc	1,535
269,000		Sumco Corp	15,343
61,077	e*	Sunpower Corp	1,711
76,548	*	Suntech Power Holdings Co Ltd (ADR)	2,162
853	*	Suntron Corp	1
70,894	*	Supertex, Inc	2,832
1,034,945	*	Sycamore Networks, Inc	4,202
275,177	*	Symmetricom, Inc	1,946
212,661	*	Synaptics, Inc	4,551
2,416,416		Taiwan Semiconductor Manufacturing Co Ltd	4,359
72,408		Taiwan Semiconductor Manufacturing Co Ltd (ADR)	665
516,060		Taiyo Yuden Co Ltd	6,559
58,013		Tandberg ASA	480

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
94,000	*	Tatung Co Ltd	$39
306,443		TDK Corp	23,322
292,318		Technitrol, Inc	6,767
27,000		Teco Electric and Machinery Co Ltd	10
7,000		Teikoku Tsushin Kogyo Co Ltd	35
323,415	*	Tekelec	3,994
444,073		Teleflex, Inc	23,989
3,037		Telent plc	29
2,253,284	*	Tellabs, Inc	29,991
73,065	*	Terayon Communication Systems, Inc	101
3,184,042	e	Terna S.p.A.	8,489
270,098	*	Tessera Technologies, Inc	7,428
9,892,958		Texas Instruments, Inc	299,658
607,804	*	Thomas & Betts Corp	31,180
217,012	e	Thomson	3,588
12,000		Toko, Inc	40
415,000		Tokyo Denpa Co Ltd	5,511
1,103,843	*	Transmeta Corp	1,788
746,234	*	Transwitch Corp	1,575
409,987	*	Trident Microsystems, Inc	7,781
96,885	e*	Tripath Technology, Inc	29
830,730	*	Triquint Semiconductor, Inc	3,705
326,050	*	TTM Technologies, Inc	4,718
91,994	*	Ulticom, Inc	963
72,266	*	Ultralife Batteries, Inc	732
10,314	*	UMC Japan	3,505
11,000		Uniden Corp	122
4,500	*	United Capital Corp	119
605,000		United Microelectronics Corp	363
97,055		United Microelectronics Corp (ADR)	302
60,000	*	United Test and Assembly Center Ltd	30
133,063	*	Universal Display Corp	1,771
82,535	*	Universal Electronics, Inc	1,462
95,200		Ushio, Inc	2,011
828,106	*	Utstarcom, Inc	6,451
202,214	e*	Valence Technology, Inc	350
24,268		Valeo S.A.	864
325,153	*	Varian Semiconductor Equipment Associates, Inc	10,603
241,498		Venture Corp Ltd	1,619
1,613	*	Vestel Elektronik Sanayi	3
143,000	*	Via Technologies, Inc	124
124,138	*	Viasat, Inc	3,188
117,778		Vicor Corp	1,952
83,474	*	Virage Logic Corp	784
744,325	*	Vishay Intertechnology, Inc	11,708
96,038	*	Volterra Semiconductor Corp	1,466
11,000		Vtech Holdings Ltd	57
5,877		Weg S.A.	23
193,070	*	Westell Technologies, Inc	423
290,575		Whirlpool Corp	24,016
56,000	*	Winbond Electronics Corp	16
225,712		Wintek Corp	206
3,446		Wipro Ltd	38
1,570,245		Xilinx, Inc	35,566
15,000		Ya Hsin Industrial Co Ltd	12
5,493,000	*	Yageo Corp	1,900
3,200		Yamaichi Electronics Co Ltd	34
116,000		Yaskawa Electric Corp	1,350
2,500,000		YTL Power International	1,327

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
627,031	*	Zhone Technologies, Inc	$1,279
320	*	Zix Corp	-	^
82,048	e*	Zoltek Cos, Inc	2,452
533,506	*	Zoran Corp	12,985
2,600		ZTE Corp	8
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	7,019,742

ENGINEERING AND MANAGEMENT SERVICES - 0.70%
5,388	b,e,v*	aaiPharma, Inc	-	^
153,342	*	Advisory Board Co	7,374
1,183	*	Altran Technologies S.A.	15
285,838		Amec plc	1,682
616,696	*	Amylin Pharmaceuticals, Inc	30,446
165,922	*	Antigenics, Inc	352
447,648	*	Applera Corp (Celera Genomics Group)	5,797
502,184	*	Ariad Pharmaceuticals, Inc	2,265
152,589	*	Axonyx, Inc	130
26,138		Babcock International Group	160
569,292		Capita Group plc	4,859
76,078		CDI Corp	2,206
1,890,253	*	Celgene Corp	89,655
27,468	*	Cornell Cos, Inc	422
272,236		Corporate Executive Board Co	27,278
61,551	*	CRA International, Inc	2,778
247,153	*	CuraGen Corp	865
257,059	*	CV Therapeutics, Inc	3,591
76,350		Daewoo Engineering & Construction Co Ltd	1,086
363,660	*	deCODE genetics, Inc	2,251
177,888	*	DiamondCluster International, Inc	1,409
5,428	a*	Digital Garage, Inc	21,890
511,884	*	Digitas, Inc	5,948
252,443	*	Diversa Corp	2,439
2,177,714		Downer EDI Ltd	12,037
295,301	*	eResearch Technology, Inc	2,687
113,435	*	Essex Corp	2,089
634,789	*	Exelixis, Inc	6,380
104,195	*	Exponent, Inc	1,761
70,213	*	First Consulting Group, Inc	621
522,866		Fluor Corp	48,590
166,748		Fugro NV	7,190
250,161	*	Gen-Probe, Inc	13,504
35,660	*	GPC Biotech AG.	507
1,397,144		GRD Ltd	2,553
135,927	*	Greenfield Online, Inc	1,007
332,115	*	Harris Interactive, Inc	1,893
453,396	*	Hewitt Associates, Inc	10,192
89,584	*	Huron Consulting Group, Inc	3,144
378,538	*	ICOS Corp	8,324
10,364		IDB Development Corp Ltd	307
510,869	*	Incyte Corp	2,350
1,281,127	*	Infrasource Services, Inc	23,329
4,873		Interserve plc	34
434,892	*	Isis Pharmaceuticals, Inc	2,631
448,346	*	Jacobs Engineering Group, Inc	35,706
28,166		JGC Corp	485
69,849	*	Kendle International, Inc	2,566
658,387	*	Keryx Biopharmaceuticals, Inc	9,349
54,851		Landauer, Inc	2,627
102,186	*	LECG Corp	1,887

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
512,305	*	Lexicon Genetics, Inc	$2,249
194,399	*	Lifecell Corp	6,011
241,668	*	Luminex Corp	4,203
118,633		MAXIMUS, Inc	2,746
158,173	*	Maxygen, Inc	1,183
22,100		Meitec Corp	721
986,011	*	Monogram Biosciences, Inc	1,952
2,057,013		Moody's Corp	112,025
77,386	*	MTC Technologies, Inc	1,829
272,918	*	Myriad Genetics, Inc	6,891
279,813	*	Navigant Consulting, Inc	6,338
103,341	*	Neopharm, Inc	551
76,289	*	Neurogen Corp	391
11,504		Nichii Gakkan Co	212
2,984	*	Novabase SGPS S.A.	22
144,811	*	Omnicell, Inc	2,001
133,693	*	Orchid Cellmark, Inc	373
821,575	*	Oscient Pharmaceuticals Corp	707
1,856,797		Paychex, Inc	72,378
199,464	*	Per-Se Technologies, Inc	5,023
674,018		Pharmaceutical Product Development, Inc	23,672
108,923	e*	PRG-Schultz International, Inc	49
931,703		QinetiQ plc	3,046
782,580		Quest Diagnostics, Inc	46,892
263,596	*	Regeneron Pharmaceuticals, Inc	3,379
696,821	*	Rentech, Inc	3,240
275,772	*	Resources Connection, Inc	6,900
135,523	*	Rigel Pharmaceuticals, Inc	1,319
432		Samsung Engineering Co Ltd	19
135,656	*	Sangamo Biosciences, Inc	800
432,574	*	Savient Pharmaceuticals, Inc	2,271
268,014		SBM Offshore NV	7,142
146,167	*	Seattle Genetics, Inc	672
173,131	*	Senomyx, Inc	2,498
411,423		Serco Group plc	2,435
112,187	e*	SFBC International, Inc	1,701
359,605	*	Shaw Group, Inc	9,997
14,000		Shenzhen Expressway Co Ltd	7
12,900		Sho-Bond Corp	113
2,581,000		Shui On Construction	4,918
206,434		SNC-Lavalin Group, Inc	5,454
129,697	*	Sourcecorp	3,215
187,008	*	Symyx Technologies, Inc	4,516
35,170		Sypris Solutions, Inc	332
800,000		Taylor Nelson Sofres plc	3,448
53,077	*	Tejon Ranch Co	2,185
308,908	e*	Telik, Inc	5,097
479,880	*	Tetra Tech, Inc	8,513
1,753,000		Toyo Engineering Corp	9,124
97,120	*	Trimeris, Inc	1,116
209,955	*	URS Corp	8,818
5,300	*	Venture Link Co Ltd	17
79,082	*	ViaCell, Inc	360
171,289		Washington Group International, Inc	9,136
249,881		Watson Wyatt & Co Holdings	8,781
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	837,636

ENVIRONMENTAL QUALITY AND HOUSING - 0.00% **
1,870,000	v*	Citiraya Industries Ltd	1,277

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
193,197	*	Home Solutions of America, Inc	$1,192
		TOTAL ENVIRONMENTAL QUALITY AND HOUSING	2,469

FABRICATED METAL PRODUCTS - 0.49%
154,571	*	Alliant Techsystems, Inc	11,801
527,228		Amcor Ltd	2,617
50,379		Ameron International Corp	3,376
169,831		Aptargroup, Inc	8,425
843,095		Ball Corp	31,228
3,265		Bharat Forge Ltd	22
28,521		Bharat Heavy Electricals	1,208
94,469		CIRCOR International, Inc	2,880
539,656		Commercial Metals Co	13,869
85,238	*	Commercial Vehicle Group, Inc	1,763
57,018		Compx International, Inc	1,021
308,765		Crane Co	12,845
1,731,112	*	Crown Holdings, Inc	26,953
65,558		Dynamic Materials Corp	2,211
7,139		Geberit AG.	8,240
24,626	e*	Global Power Equipment Group, Inc	78
167,993	*	Griffon Corp	4,385
120		Grupa Kety S.A.	5
61,173		Gulf Island Fabrication, Inc	1,226
4,705,209		Illinois Tool Works, Inc	223,497
85,506		Insteel Industries, Inc	2,069
565,157	*	Jacuzzi Brands, Inc	4,973
203		Jindal Steel & Power Ltd	6
155,516		JS Group Corp	3,272
71,282	*	Ladish Co, Inc	2,671
53,623		Lifetime Brands, Inc	1,162
3,300		Mechel Steel Group OAO (ADR)	74
207,578	*	Mobile Mini, Inc	6,074
43,315	*	Mueller Water Products, Inc	754
219,640	*	NCI Building Systems, Inc	11,678
497,000		NEOMAX Co Ltd	10,521
5,211		Norddeutsche Affinerie AG.	128
125,000		Oiles Corp	2,559
455,859		Pentair, Inc	15,586
620,129		Rexam plc	6,056
476,000		Sanwa Shutter Corp	2,806
12,758	*	Shiloh Industries, Inc	192
189,367		Silgan Holdings, Inc	7,008
258,115		Simpson Manufacturing Co, Inc	9,305
546,687		Sims Group Ltd	8,123
161,209	*	Smith & Wesson Holding Corp	1,325
257,924		Snap-On, Inc	10,425
1,939		Socotherm S.p.A.	31
87,218		Ssab Svenskt Stal AB	1,647
251,464		Ssab Svenskt Stal AB	5,009
136,263		Sturm Ruger & Co, Inc	852
1,539,000		Sumitomo Precision Products Co Ltd	9,182
45,071		Sun Hydraulics Corp	937
3,777		Takuma Co Ltd	26
362,015	e*	Taser International, Inc	2,864
416,906		Tata Steel Ltd	4,832
8,625	b*	Tower Automotive, Inc	1
97,764		Toyo Seikan Kaisha Ltd	1,775
60,737		Vallourec S.A.	73,002
152,965		Valmont Industries, Inc	7,111

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
5,815		Wagon plc	$25
153,079		Watts Water Technologies, Inc (Class A)	5,136
17,000		Yieh Phui Enterprise	7
		TOTAL FABRICATED METAL PRODUCTS	576,854

FISHING, HUNTING, AND TRAPPING - 0.00% **
1,200,000		China Fishery Group Ltd	1,920
		TOTAL FISHING, HUNTING, AND TRAPPING	1,920

FOOD AND KINDRED PRODUCTS - 2.82%
699,500		Ajinomoto Co, Inc	7,753
65,467	*	Altus Pharmaceuticals, Inc	1,208
198,881	e*	American Italian Pasta Co (Class A)	1,702
11,018		Anadolu Efes Biracilik Ve Malt Sanayii A.S.	298
3,467,410		Anheuser-Busch Cos, Inc	158,079
3,377,006		Archer Daniels Midland Co	139,403
10,103		Ariake Japan Co Ltd	224
942,294		Asahi Breweries Ltd	13,246
5,248		AVI Ltd	10
701,161		Bajaj Hindusthan Ltd	5,979
62,021	*	Boston Beer Co, Inc (Class A)	1,817
19,650	*	Burger King Holdings, Inc	309
4,545,014		Cadbury Schweppes plc	43,838
3,041	*	Cambridge Antibody Technology Group plc	75
1,836,290		Campbell Soup Co	68,145
2,672		Carlsberg A/S (Class A)	183
116,488		Carlsberg A/S (Class B)	8,516
53,200		Charoen Pokphand Foods PCL	8
24,050		Chipita International S.A.	110
654,227		Cia de Bebidas das Americas	272
560		CJ Corp	61
440,202		Coca Cola Hellenic Bottling Co S.A.	13,115
311,330		Coca-Cola Amatil Ltd	1,640
27,476		Coca-Cola Bottling Co Consolidated	1,395
10,537,315		Coca-Cola Co	453,315
2,462,110		Coca-Cola Enterprises, Inc	50,153
8,371		Coca-Cola Femsa S.A. de C.V.	25
2,800		Coca-Cola Femsa S.A. de C.V. (ADR)	83
355,100		Coca-Cola West Japan Co Ltd	7,533
10,000		Cofco International Ltd	6
1,400		Companhia de Bebidas das Americas (ADR)	58
2,122,964		ConAgra Foods, Inc	46,939
2,260,743	*	Constellation Brands, Inc (Class A)	56,519
422,476		Corn Products International, Inc	12,928
24,245	*	Cosan SA Industria e Comercio	1,563
97,728	*	Cott Corp	1,283
4,394,792		CSR Ltd	10,938
41,622		Danisco A/S	3,032
359,321	*	Darling International, Inc	1,628
1,694,277		Del Monte Foods Co	19,027
4,922,637		Diageo plc	82,807
80,000		Diageo plc (ADR)	5,404
49,920		Diamond Foods, Inc	802
15,580		East Asiatic Co Ltd A/S	588
194,944		Ebro Puleva S.A.	4,001
114,064		Embotelladora Andina S.A.	256
377,381		Embotelladora Andina S.A.	913
1,400		Embotelladora Andina S.A. (ADR)	21
45,506		Farmer Bros Co	987

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
304,716		Flowers Foods, Inc	$8,727
47,927		Fomento Economico Mexicano S.A. de C.V.	403
2,600		Fomento Economico Mexicano S.A. de C.V. (ADR)	218
2,228,529		General Mills, Inc	115,126
9,195		Givaudan S.A.	7,225
310,997	*	Gold Kist, Inc	4,158
14,500		Golden Hope Plantations Bhd	16
243,336		Greencore Group plc	1,145
573,784		Groupe Danone	72,890
4,200		Gruma S.A. de C.V. (ADR)	45
8,890		Grupo Bimbo S.A. de C.V.	27
15,927		Grupo Modelo S.A.	61
2,032,709		H.J. Heinz Co	83,788
90,581	*	Hansen Natural Corp	17,244
452,761		Heineken NV	19,191
765,294		Hershey Co	42,145
3		Hiestand Holding AG.	3
2,900		Highlands & Lowlands Bhd	3
301		Hite Brewery Co Ltd	30
420,338		Hormel Foods Corp	15,611
525,100		House Foods Corp	7,947
113,646		Iaws Group plc	2,005
59,495		Imperial Sugar Co	1,411
651,738		InBev NV	31,959
30,000	v*	International Hydron Liq Trust	1
38,000		IOI Corp Bhd	148
257,100		Ito En Ltd	9,424
539,754		J Sainsbury plc	3,339
85,223		J&J Snack Foods Corp	2,818
214,085		J.M. Smucker Co	9,570
14,357,000		JG Summit Holdings	1,621
42,659	*	John B. Sanfilippo & Son	565
1,053,000		J-Oil Mills, Inc	4,928
124,706	*	Jones Soda Co	1,122
80,341		Kaneka Corp	731
80,300		Katokichi Co Ltd	808
1,091,326		Kellogg Co	52,853
65,000		Kerry Group plc	1,380
143,591		Kerry Group plc (Class A)	3,085
3,897,500		Khon Kaen Sugar Industry PCL	991
57,100		Kibun Food Chemifa Co Ltd	962
93,000		Kikkoman Corp	1,160
971,680		Kirin Brewery Co Ltd	15,292
1,290,736		Kraft Foods, Inc (Class A)	39,884
2,200,000	*	Kulim Malaysia Bhd	1,940
181,891		Lancaster Colony Corp	7,179
170,823		Lance, Inc	3,932
463,349		Lion Nathan Ltd	2,685
739		Lotte Confectionery Co Ltd	931
123,320	*	M&F Worldwide Corp	1,985
720,153		McCormick & Co, Inc	24,161
141,000		Meiji Dairies Corp	985
3,533,000		Meiji Seika Kaisha Ltd	18,018
53,669		MGP Ingredients, Inc	1,246
584,000		Mitsui Sugar Co Ltd	2,212
191,426		Molson Coors Brewing Co (Class B)	12,994
42,653		National Beverage Corp	612
3,389		Nestle India Ltd	73
852,061		Nestle S.A.	267,095

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
586,500		Nichirei Corp	$3,140
27,000		Nippon Flour Mills Co Ltd	125
1,081,000		Nippon Formula Feed Manufacturing Co Ltd	1,891
102,000		Nippon Meat Packers, Inc	1,183
3,251,000		Nisshin Oillio Group Ltd	20,760
114,600		Nisshin Seifun Group, Inc	1,278
53,105		Nissin Food Products Co Ltd	1,877
98		Nong Shim Co Ltd	26
606,000		Nosan Corp	1,813
75		Nutreco Holding NV	5
404,000		Oenon Holdings, Inc	1,573
2,548,708		Olam International Ltd	2,321
47		Orion Corp	13
2,313,036	e,v*	Parmalat Finanziaria S.p.A.	-	^
82,316	*	Peet's Coffee & Tea, Inc	2,485
1,799,494		Pepsi Bottling Group, Inc	57,854
708,159		PepsiAmericas, Inc	15,657
12,793,553		PepsiCo, Inc	768,125
31,814		Perdigao S.A.	316
4,500		Perdigao S.A. (ADR)	86
28,383		Pernod-Ricard S.A.	5,625
3,061,000		Petra Foods Ltd	2,691
350,000	v*	Power Pacific Ltd	-	^
16,400		PPB Group Bhd	18
28,727		Premier Foods plc	162
77,096		Premium Standard Farms, Inc	1,251
331,500		PT Astra Agro Lestari Tbk	233
71,000		PT Indofood Sukses Makmur Tbk	7
712,900		Q.P. Corp	6,779
190,759	*	Ralcorp Holdings, Inc	8,113
91,003		Reddy Ice Holdings, Inc	1,852
416,047		Reynolds American, Inc	47,970
695,640		Royal Numico NV	31,212
377,502		Sadia S.A.	1,003
4,500	e	Sadia S.A. (ADR)	118
161,883		Sampo Oyj (A Shs)	3,088
105,798		Sanderson Farms, Inc	2,961
169,000		Sapporo Holdings Ltd	856
63,807		Saputo, Inc	2,026
3,226,147		Sara Lee Corp	51,683
3,187,584		Scottish & Newcastle plc	30,053
549,416	*	Smithfield Foods, Inc	15,840
64,377		Suedzucker AG.	1,427
578,499		Swire Pacific Ltd (A Shs)	5,970
104,000		Takara Holdings, Inc	609
59,286		Tata TEA Ltd	986
629,957		Tate & Lyle plc	7,055
855,000		Thai Union Frozen Products PCL	545
906		Tongaat-Hulett Group Ltd	12
169,380		Tootsie Roll Industries, Inc	4,934
204,543		Topps Co, Inc	1,681
639,000		Toyo Suisan Kaisha Ltd	10,017
150,223	*	TreeHouse Foods, Inc	3,589
972,045		Tyson Foods, Inc (Class A)	14,445
1,206		Ulker Gida Sanayi ve Ticaret A.S.	2
18,179		United Breweries Co, Inc	80
5,900		United Breweries Co, Inc (ADR)	130
6,418,045		Universal Robina Corp	2,174
11,595		Vina Concha Y Toro S.A.	16

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
1,250		Vina Concha Y Toro S.A. (ADR)	$35
98,000		Vitasoy International Holdings Ltd	35
983,000		Want Want Holdings Ltd	1,327
983,463		Wrigley (Wm.) Jr Co	44,610
69,600		Yakult Honsha Co Ltd	1,893
73,000		Yamazaki Baking Co Ltd	654
		TOTAL FOOD AND KINDRED PRODUCTS	3,352,598

FOOD STORES - 0.60%
415,929		Alimentation Couche Tard, Inc	8,972
9,810		Arden Group, Inc (Class A)	1,110
405,734		Carrefour S.A.	23,781
422,094		Centros Comerciales Sudamericanos S.A.	1,032
863,666		Cia Brasileira de Distribuicao Grupo Pao de Acucar	27
1,500		Cia Brasileira de Distribuicao Grupo Pao de Acucar (ADR)	47
1,939,383		Coles Myer Ltd	16,368
5,587		Colruyt S.A.	872
29,362		Delhaize Group	2,035
599		Discount Investment Corp	14
40,747		Distribucion y Servicio D&S S.A.	11
2,800		Distribucion y Servicio D&S S.A. (ADR)	45
39,800		FamilyMart Co Ltd	1,149
148,985		George Weston Ltd	10,691
890,804	*	Goodman Fielder Ltd	1,416
107,604		Great Atlantic & Pacific Tea Co, Inc	2,445
58,359		Ingles Markets, Inc (Class A)	992
10,381		Jeronimo Martins SGPS S.A.	177
677,566		Kesko Oyj (B Shares)	25,974
594,111	*	Koninklijke Ahold NV	5,158
5,176,629		Kroger Co	113,161
36,100		Lawson, Inc	1,317
164,535		Loblaw Cos Ltd	7,619
2,702	*	Migros Turk TAS	22
118,525	*	Panera Bread Co (Class A)	7,970
132,672	*	Pantry, Inc	7,634
298,980	*	Pathmark Stores, Inc	2,813
6,759		Pick'n Pay Stores Ltd	28
360,000		President Chain Store Corp	789
189,325		Ruddick Corp	4,640
634,098		Seven & I Holdings Co Ltd	20,912
12,767		Shoprite Holdings Ltd	46
686,440		Sonae SPGS S.A.	1,027
71,245	*	Super-Sol Ltd	198
3,051,726		Supervalu, Inc	93,688
43,578,214		Tesco plc	269,204
212		Valora Holding AG.	46
13,819		Village Super Market	903
77,973		Weis Markets, Inc	3,213
681,203		Whole Foods Market, Inc	44,033
178,004	*	Wild Oats Markets, Inc	3,489
523	b*	Winn-Dixie Stores, Inc	-	^
1,959,605		Woolworths Ltd	29,336
		TOTAL FOOD STORES	714,404

FORESTRY - 0.09%
10,415		Great Southern Plantations Ltd	26
765,646		Rayonier, Inc	29,026
1,198,911		Weyerhaeuser Co	74,632
		TOTAL FORESTRY	103,684

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
FURNITURE AND FIXTURES - 0.23%
18,538		Bassett Furniture Industries, Inc	$343
523,477	*	BE Aerospace, Inc	11,967
6,033	b,v*	Bush Industries, Inc (Class A)	1
197,045		Ethan Allen Interiors, Inc	7,202
284,818	e	Furniture Brands International, Inc	5,936
365,429		Herman Miller, Inc	9,417
237,623		Hillenbrand Industries, Inc	11,525
242,199		HNI Corp	10,984
65,512		Hooker Furniture Corp	1,099
309,724	*	Interface, Inc (Class A)	3,546
868,783		Johnson Controls, Inc	71,431
228,464		Kimball International, Inc (Class B)	4,503
297,359	e	La-Z-Boy, Inc	4,163
1,091,394		Leggett & Platt, Inc	27,263
2,894,126		Masco Corp	85,782
590,949		MFI Furniture plc	1,180
12,489		Neopost S.A.	1,423
29,006		Sealy Corp	385
464,141	*	Select Comfort Corp	10,661
90,598		Stanley Furniture Co, Inc	2,172
28,037		Steinhoff International Holdings Ltd	84
267,394	e*	Tempur-Pedic International, Inc	3,612
18,000		Uchida Yoko Co Ltd	113
163,665	*	Williams Scotsman International, Inc	3,574
		TOTAL FURNITURE AND FIXTURES	278,366

FURNITURE AND HOMEFURNISHINGS STORES - 0.37%
3,937,242	*	Bed Bath & Beyond, Inc	130,598
210,919	*	Bell Microproducts, Inc	1,143
2,900,585		Best Buy Co, Inc	159,068
5,000,000		China Paradise Electronics Retail Ltd	1,304
1,185,496		Circuit City Stores, Inc	32,269
135,121	*	Cost Plus, Inc	1,981
113,800		Culture Convenience Club Co Ltd	1,313
14,492	*	Design Within Reach, Inc	99
675,802		DSG International plc	2,387
38,146		Ellerine Holdings Ltd	350
326,727	*	GameStop Corp	13,723
152,543	*	Guitar Center, Inc	6,784
331,947		Harvey Norman Holdings Ltd	972
150,366		Haverty Furniture Cos, Inc	2,359
199,569		Kesa Electricals plc	1,067
79,040		Knoll, Inc	1,451
334,786	*	Mohawk Industries, Inc	23,552
150,764	e	Movie Gallery, Inc	936
791,000		Nien Made Enterprises	889
78,250		Nitori Co Ltd	3,813
494,318		Pier 1 Imports, Inc	3,450
173,681	*	Restoration Hardware, Inc	1,247
346,700		Shimachu Co Ltd	9,068
274,303		Steelcase, Inc (Class A)	4,512
221,491	*	The Bombay Co, Inc	536
39,288	*	Trans World Entertainment Corp	284
161,955	e	Tuesday Morning Corp	2,130
1,005,284	*	Waterford Wedgwood plc	58
572,660		Williams-Sonoma, Inc	19,499
173,888		Yamada Denki Co Ltd	17,752
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	444,594

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
GENERAL BUILDING CONTRACTORS - 0.41%
8,366		Amrep Corp	$454
1,000	v*	Aoyama Kanzai Corp	-	^
542,000		Asunaro Aoki Construction Co Ltd	4,059
36,782	e*	Avatar Holdings, Inc	2,095
12,847		Aveng Ltd	39
362,819		Balfour Beatty plc	2,305
384,737		Barratt Developments plc	6,746
291,904		Beazer Homes USA, Inc	13,390
200,521		Bellway plc	4,302
102,045	*	Berkeley Group Holdings plc	2,289
28,207		Bilfinger Berger AG.	1,533
87,189	e	Brookfield Homes Corp	2,873
30,719	*	Cavco Industries, Inc	1,365
539,504		Centex Corp	27,137
1,486,000		Cheung Kong Infrastructure Holdings Ltd	4,295
40,590	*	Comstock Homebuilding Cos, Inc	257
226,975		Consorcio ARA S.A. de C.V.	936
12,181	*	Corp GEO S.A. de C.V.	41
441,147		CRH plc	14,378
4,760,082	*	Daikyo, Inc	20,987
167,600		Daito Trust Construction Co Ltd	9,295
591,000		Daiwa House Industry Co Ltd	9,461
9,868	e*	Dominion Homes, Inc	89
1,332,373		DR Horton, Inc	31,737
599,515		Fletcher Building Ltd	3,347
654,391		George Wimpey plc	5,504
1,200		Hanjin Heavy Industries & Construction Co Ltd	32
1,597,500	*	Haseko Corp	5,436
90,572		Hellenic Technodomiki Tev S.A.	871
46,035		Hochtief AG.	2,560
214,865	*	Hovnanian Enterprises, Inc (Class A)	6,463
24,870		Hyundai Development Co	1,075
1,372,100		IJM Corp Bhd	2,091
11,550		Imerys S.A.	923
3,756		JM AB	60
565,000		Kajima Corp	2,595
344		Kaufman & Broad S.A.	19
376,327		KB Home	17,255
37,000		Keppel Land Ltd	95
11,127,000	*	Kindom Construction Co	3,368
7,222,538		Lalin Property PCL	890
289,517		Leighton Holdings Ltd	3,732
286,603		Lend Lease Corp Ltd	2,979
731,074		Lennar Corp (Class A)	32,438
42,556		Lennar Corp (Class B)	1,736
98,597		Levitt Corp (Class A)	1,578
79,695		M/I Homes, Inc	2,796
219,500	v*	Mascotech (Escrow)	-	^
3,748		McCarthy & Stone plc	64
119,104		McGrath RentCorp	3,312
140,024		MDC Holdings, Inc	7,271
108,876	*	Meritage Homes Corp	5,144
45,467	*	NVR, Inc	22,336
1,480,000		Obayashi Corp	10,189
1,880		Obrascon Huarte Lain S.A.	35
62,311	e*	Palm Harbor Homes, Inc	1,096

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
119,907	*	Perini Corp	$2,698
453,030		Persimmon plc	10,340
1,018,374		Pulte Homes, Inc	29,319
96,000		PYI Corp Ltd	35
6,300		Road Builder M Holdings Bhd	4
277,414		Ryland Group, Inc	12,087
1,174,000		Sekisui Chemical Co Ltd	10,147
617,000		Sekisui House Ltd	8,479
39,708,000		Shanghai Forte Land Co	16,104
2,103,000		Shimizu Corp	11,792
208		Sjaelso Gruppen	70
309,268		Standard-Pacific Corp	7,948
553,000		Taisei Corp	2,022
288,000		Takamatsu Corp	5,555
951,088		Taylor Woodrow plc	5,875
38,898	*	Team, Inc	974
890,600		Technical Olympic S.A.	4,008
103,035		Technical Olympic USA, Inc	1,479
128,374		Titan Cement Co S.A.	6,021
121,000		Toda Corp	585
823,554	*	Toll Brothers, Inc	21,058
12,282	*	Urbi Desarrollos Urbanos S.A. de C.V	29
287,775		Walter Industries, Inc	16,590
216,042	*	WCI Communities, Inc	4,351
131,611		YIT OYJ	3,226
		TOTAL GENERAL BUILDING CONTRACTORS	488,149

GENERAL MERCHANDISE STORES - 1.47%
264,350	*	99 Cents Only Stores	2,765
918,300		Aeon Co Ltd	20,163
882,088	*	Big Lots, Inc	15,066
312,643	*	BJ's Wholesale Club, Inc	8,863
36,502		Bon-Ton Stores, Inc	799
188,792	e*	Cabela's, Inc	3,636
425,322		Casey's General Stores, Inc	10,637
80,226	*	Conn's, Inc	2,130
2,957,490		Costco Wholesale Corp	168,961
129,200		Daimaru, Inc	1,713
252,775		Dillard's, Inc (Class A)	8,051
1,813,209		Dollar General Corp	25,349
744,430		Family Dollar Stores, Inc	18,186
2,942,255		Federated Department Stores, Inc	107,687
240,388		Fred's, Inc	3,209
80,400		Hankyu Department Stores, Inc	625
13,000		Hanshin Electric Railway Co Ltd	93
49,709		Hyundai Department Store Co Ltd	3,841
400,515		Isetan Co Ltd	6,832
1,219,627		JC Penney Co, Inc	82,337
345,000		Keio Electric Railway Co Ltd	2,236
961,000		Kintetsu Corp	3,211
1,073,492		Lojas Americanas S.A.	39
322		Lojas Renner S.A.	17
3,129,130		Marks & Spencer Group plc	33,973
387,000		Marui Co Ltd	6,033
249,400		Mitsukoshi Ltd	1,141
145,741		Pinault-Printemps-Redoute S.A.	18,579
116,515	*	Retail Ventures, Inc	2,076
52,100		SACI Falabella	159
526,032		Saks, Inc	8,506

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
4,243		Shinsegae Co Ltd	$2,124
198,625		Stein Mart, Inc	2,940
165,900		Takashimaya Co Ltd	2,084
6,332,908		Target Corp	309,489
4,005,169		TJX Cos, Inc	91,558
1,242,000		Tokyu Corp	7,258
1,525,172		UNY Co Ltd	22,508
108,804		Wal-Mart de Mexico S.A. de C.V.	301
6,500		Wal-Mart de Mexico S.A. de C.V. (ADR)	180
15,296,911		Wal-Mart Stores, Inc	736,852
192,133		Warehouse Group Ltd	581
242,967		Woolworths Group plc	142
		TOTAL GENERAL MERCHANDISE STORES	1,742,930

HEALTH SERVICES - 1.35%
115,477	*	Alliance Imaging, Inc	739
61,457	*	Allied Healthcare International, Inc	165
95,238	*	Amedisys, Inc	3,610
60,356	*	America Service Group, Inc	937
70,955	*	American Dental Partners, Inc	1,083
198,592	*	American Retirement Corp	6,508
1,944,167		AmerisourceBergen Corp	81,499
185,898	*	Amsurg Corp	4,229
269,468	*	Apria Healthcare Group, Inc	5,093
52,481	*	Bio-Reference Labs, Inc	1,142
25,550		Brookdale Senior Living, Inc	1,143
140,573	*	Capio AB	2,517
2,424,319		Caremark Rx, Inc	120,901
512,516		Cigna Corp	50,488
19,963		Coloplast A/S (B Shs)	1,482
400,634	*	Community Health Systems, Inc	14,723
41,433	*	Corvel Corp	1,036
263,607	*	Covance, Inc	16,138
1,715,375	*	Coventry Health Care, Inc	94,243
181,300	*	Cross Country Healthcare, Inc	3,298
618,335	*	DaVita, Inc	30,731
1,888,659		DCA Group Ltd	3,915
826	*	Diagnosticos da America S.A.	16
368,921	*	Edwards Lifesciences Corp	16,760
24,638	*	Emeritus Corp	462
162,479	*	Enzo Biochem, Inc	2,450
769,554	*	Express Scripts, Inc	55,208
159,057	*	Five Star Quality Care, Inc	1,761
2,245,910		Fraser and Neave Ltd	5,681
54,074		Fresenius Medical Care AG.	6,214
3,961		Generale de Sante	139
122,982	*	Genesis HealthCare Corp	5,826
78,192	*	Genomic Health, Inc	920
152,995	*	Gentiva Health Services, Inc	2,453
266,492		Getinge AB (B Shs)	4,532
1,791,374		HCA, Inc	77,298
1,010,953		Health Management Associates, Inc (Class A)	19,926
19,798,935	*	Healthsouth Corp	76,226
201,274	*	Healthways, Inc	10,595
372,543		Hooper Holmes, Inc	1,136
67,761	*	Horizon Health Corp	1,415
146,173	*	Hythiam, Inc	1,019
119,295	e*	Immunomedics, Inc	315
137,516		Intertek Group plc	1,780

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
400,000		Japan Care Service Corp	$962
1,045		Japan Longlife Co Ltd	1,737
202,192	*	Kindred Healthcare, Inc	5,257
587,331	*	Laboratory Corp of America Holdings	36,550
124,451		LCA-Vision, Inc	6,585
47,784	*	LHC Group, Inc	952
240,316	*	LifePoint Hospitals, Inc	7,721
431,215	*	Lincare Holdings, Inc	16,317
278,505	*	Magellan Health Services, Inc	12,619
440,942		Manor Care, Inc	20,689
118,480	*	Matria Healthcare, Inc	2,538
2,951,533		McKesson Corp	139,548
194,892		MDS, Inc	3,566
80,916	*	Medcath Corp	1,524
2,900,784	*	Medco Health Solutions, Inc	166,157
44,678		National Healthcare Corp	1,990
1,123,053	*	Nektar Therapeutics	20,597
195,225		Network Healthcare Holdings Ltd	263
36,447	*	Nighthawk Radiology Holdings, Inc	654
6,600		Nihon Kohden Corp	108
314,044	*	Odyssey HealthCare, Inc	5,518
130,486		Option Care, Inc	1,563
255,721	e*	PainCare Holdings, Inc	524
1,742,128		Parkway Holdings Ltd	2,721
251,590	*	Pediatrix Medical Group, Inc	11,397
302,019	*	Psychiatric Solutions, Inc	8,656
76,805	*	Radiation Therapy Services, Inc	2,067
102,492	*	RehabCare Group, Inc	1,781
674,050	*	Sierra Health Services, Inc	30,352
385,289		Sonic Healthcare Ltd	4,065
135,252	*	Stereotaxis, Inc	1,459
5,726		Straumann Holding AG.	1,457
108,538	*	Sun Healthcare Group, Inc	943
237,208	*	Sunrise Senior Living, Inc	6,559
81,966	*	Symbion, Inc	1,702
2,028,596	*	Tenet Healthcare Corp	14,160
376,770	*	Triad Hospitals, Inc	14,913
64,243	*	U.S. Physical Therapy, Inc	940
262,771	*	United Surgical Partners International, Inc	7,901
237,099		Universal Health Services, Inc (Class B)	11,917
62,306	*	VistaCare, Inc (Class A)	754
4,042,156	*	WellPoint, Inc	294,148
		TOTAL HEALTH SERVICES	1,609,583

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.35%
84,993		Abertis Infraestructuras S.A.	1,990
359,142		ACS Actividades Cons y Servicios S.A.	14,975
17,228		Alfred Mcalpine plc	142
424,881		Bouygues S.A.	21,840
29,328		Carillion plc	170
12,000,000	*	China Water Affairs Group Ltd	2,951
593,000		Chiyoda Corp	12,139
740		Daelim Industrial Co	46
4,866	*	Empresas ICA Sociedad Controladora S.A. de C.V.	14
2,708	*	Empresas ICA Sociedad Controladora S.A. de C.V. (ADR)	92
223,646		Fomento de Construcciones y Contratas S.A.	17,001
18,600		Gamuda Bhd	17
350,000		Giken Seisakusho Co, Inc	1,638
225,624		Granite Construction, Inc	10,214

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
22,932		Grupo Ferrovial S.A.	$1,751
1,430		GS Engineering & Construction Corp	93
54,000		Guangzhou Investment Co Ltd	10
15,670	*	Hyundai Engineering & Construction	719
14,517		Inversiones Aguas Metropolitanas S.A.	15
117,109	*	Matrix Service Co	1,340
28,310		Michaniki S.A.	106
2,147,450		Multiplex Group	5,217
9,441		Murray & Roberts Holdings Ltd	34
1,286,716	e	Nishimatsu Construction Co Ltd	4,806
118,884		Okumura Corp	661
1,382		Peab AB	22
591,785		Skanska AB (B Shs)	9,119
49,510	*	Sterling Construction Co, Inc	1,366
109,000	*	Toyo Construction Co Ltd	115
226,981		Transurban Group	1,172
2,965,193		Vinci S.A.	305,401
1,333,766		YTL Corp Bhd	1,764
		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	416,940

HOLDING AND OTHER INVESTMENT OFFICES - 2.49%
2,223,981		3i Group plc	37,082
72,592	*	4Kids Entertainment, Inc	1,177
251,187		Aames Investment Corp	1,253
23,638		Aberdeen Asset Management plc	67
220,601		Acadia Realty Trust	5,217
1,832		Ackermans & Van Haaren	133
152,049	*	Affiliated Managers Group, Inc	13,212
265,815	*	Affordable Residential Communities	2,858
54,750		Agree Realty Corp	1,860
902		Alarko Holding AS	2
12,636	*	Alexander's, Inc	3,434
145,600		Alexandria Real Estate Equities, Inc	12,912
616,665	e	Allied Capital Corp	17,741
594,539		AMB Property Corp	30,054
104,129		American Campus Communities, Inc	2,588
588,645		American Financial Realty Trust	5,698
368,058		American Home Mortgage Investment Corp	13,567
631,070		Amvescap plc	5,781
666,942		Annaly Mortgage Management, Inc	8,544
540,155		Anthracite Capital, Inc	6,568
435,300		Anworth Mortgage Asset Corp	3,613
436,140		Apartment Investment & Management Co (Class A)	18,950
364,128		Apollo Investment Corp	6,729
122,603		Arbor Realty Trust, Inc	3,071
322,309		ARC Energy Trust	8,115
1,095,328		Archstone-Smith Trust	55,719
353,981		Ashford Hospitality Trust, Inc	4,467
1,141		Associated Estates Realty Corp	14
380,168		AvalonBay Communities, Inc	42,054
2,135,000		Babcock & Brown Wind Partners	2,395
109		Befimmo SCA Sicafi	11
434,972		BioMed Realty Trust, Inc	13,023
111,835	*	Blackrock International Land plc	53
35,210		Bodycote International	165
726,630		Boston Properties, Inc	65,687
119,632	*	Boykin Lodging Co	1,303
482,319		Brandywine Realty Trust	15,516
229,703		BRE Properties, Inc (Class A)	12,634

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
779,854	e	Brookfield Asset Management, Inc	$31,458
3,994		BRT Realty Trust	102
452,653		Camden Property Trust	33,293
202,237		Capital Lease Funding, Inc	2,308
16,375		Capital Southwest Corp	1,710
93,702		Capital Trust, Inc	3,338
6,786,900		CapitaMall Trust	9,099
37,269		Capstead Mortgage Corp	283
247,249		CarrAmerica Realty Corp	11,015
372,585		CBL & Associates Properties, Inc	14,505
322,970		Cedar Shopping Centers, Inc	4,754
83,695		CentraCore Properties Trust	2,071
4,198,434		CFS Gandel Retail Trust	5,802
77,755	v	CFS Gandel Retail Trust	110
49,239		Cherokee, Inc	2,037
867,726		China Merchants Holdings International Co Ltd	2,642
223,256	*	CI Financial, Inc	5,930
58,247		Cia de Concessoes Rodoviarias	476
249		Cie du Bois Sauvage	86
84,852		Cogdell Spencer, Inc	1,655
4,513,848		Collins Stewart Tullett plc	63,366
234,820		Colonial Properties Trust	11,600
94,080		Columbia Equity Trust, Inc	1,445
878,407		Commonwealth Property Office Fund	907
59,055		Compass Diversified Trust	843
292,212		Corporate Office Properties Trust	12,296
276,936		Cousins Properties, Inc	8,566
427,700		Crescent Real Estate Equities Co	7,938
85		Cross Timbers Royalty Trust	4
101,298	v	Crystal River Capital, Inc	2,532
155,850		Deerfield Triarc Capital Corp	2,023
555,475		Developers Diversified Realty Corp	28,985
321,504		DiamondRock Hospitality Co	4,761
106,813		Digital Realty Trust, Inc	2,637
615,710		Duke Realty Corp	21,642
179,883		EastGroup Properties, Inc	8,397
400,393		ECC Capital Corp	488
248,320		Education Realty Trust, Inc	4,135
19,167	*	Enstar Group, Inc	1,767
238,378		Entertainment Properties Trust	10,262
10,000	*	Equitable PCI Bank	14
563,117		Equity Inns, Inc	9,325
178,554		Equity Lifestyle Properties, Inc	7,826
2,404,056		Equity Office Properties Trust	87,772
308,950		Equity One, Inc	6,457
1,535,532		Equity Residential	68,684
181,539		Essex Property Trust, Inc	20,271
326,147		Extra Space Storage, Inc	5,297
124,859		Fabege AB	2,323
253,067		Federal Realty Investment Trust	17,715
511,339		FelCor Lodging Trust, Inc	11,117
117,000		Feldman Mall Properties, Inc	1,282
315,225		Fieldstone Investment Corp	2,887
251,485		First Industrial Realty Trust, Inc	9,541
1,598,400	v	First NIS Regional Fund SICAV	2,158
154,717		First Potomac Realty Trust	4,609
166,842		Franklin Street Properties Corp	3,283
811,846	e	Friedman Billings Ramsey Group, Inc	8,906
6,364,035		GEA Group AG.	109,041

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
1,680,602		General Growth Properties, Inc	$75,728
107,256		Getty Realty Corp	3,050
72,102	e	Gladstone Capital Corp	1,542
68,814		Gladstone Investment Corp	1,032
358,683		Glenborough Realty Trust, Inc	7,726
218,635		Glimcher Realty Trust	5,424
362,075		Global Signal, Inc	16,771
271,259		GMH Communities Trust	3,575
9,000		GOME Electrical Appliances Holdings Ltd	8
114,891		Government Properties Trust, Inc	1,090
2,884,209		GPT Group	9,300
96,821		Gramercy Capital Corp	2,508
149,195		Great Portland Estates plc	1,380
61,378		Groupe Bruxelles Lambert S.A.	6,428
5,920	*	Groupe Bruxelles Lambert S.A.	-	^
2,435,386		Guinness Peat Group plc	3,745
122,895		Harris & Harris Group, Inc	1,357
582,578		Health Care Property Investors, Inc	15,578
361,105		Health Care REIT, Inc	12,621
217,464		Healthcare Realty Trust, Inc	6,926
162,678		Heritage Property Investment Trust	5,681
170,894		Hersha Hospitality Trust	1,588
579,054		Highland Hospitality Corp	8,153
370,393		Highwoods Properties, Inc	13,401
174,419		Home Properties, Inc	9,682
387,318		HomeBanc Corp	3,075
302,347		Hospitality Properties Trust	13,279
2,467,938		Host Marriott Corp	53,974
5,560		Housing Development Finance Corp	138
915,915		HRPT Properties Trust	10,588
21,021		Hugoton Royalty Trust	624
6,529		Hurriyet Gazetecilik A.S.	13
84,698	*	Immoeast Immobilien Anlagen AG.	909
471,993	e	IMPAC Mortgage Holdings, Inc	5,277
3,232,649		ING Industrial Fund	5,356
92,241		ING Office Fund	97
436,285		Inland Real Estate Corp	6,492
420,320		Innkeepers U.S.A. Trust	7,263
276,923		Investors Real Estate Trust	2,501
2,824		Is Gayrimenkul Yatirim Ortakligi A.S.	4
19,700		iShares Dow Jones US Utilities Sector Index Fund	1,555
690,200		iShares MSCI EAFE Index Fund	45,132
658,709		iShares MSCI Japan Index Fund	8,985
678,801		iStar Financial, Inc	25,625
44,300		Jafco Co Ltd	2,658
177		Japan Prime Realty Investment Corp	533
190		Japan Real Estate Investment Corp	1,695
34		Japan Retail Fund Investment Corp	268
68,260		JER Investors Trust, Inc	1,061
179,784		JFE Holdings, Inc	7,628
218,800		Kilroy Realty Corp	15,808
1,180,030		Kimco Realty Corp	43,059
201,502		Kite Realty Group Trust	3,141
593,800		Kiwi Income Property Trust	496
331,200		KKR Financial Corp	6,892
5,191,100		KLCC Property Holdings Bhd	2,981
6,000	*	K-REIT Asia	5
410,679		Land Securities Group plc	13,627
223,910		LaSalle Hotel Properties	10,367

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
354,274		Lexington Corporate Properties Trust	$7,652
374,306	e	Liberty Property Trust	16,544
997,000		Link Real Estate Investment Trust	1,996
230,476		LTC Properties, Inc	5,151
415,914		Luminent Mortgage Capital, Inc	3,851
369,588		Macerich Co	25,945
326,683		Mack-Cali Realty Corp	15,001
203,742		Macquarie Communications Infrastructure Group	895
11,853,599		Macquarie Infrastructure Group	29,590
361,400	*	Macquarie Korea Infrastructure Fund	2,590
191,788		Maguire Properties, Inc	6,745
3,116,085		Man Group plc	146,850
181,405		Medical Properties Trust, Inc	2,003
165,138	*	Meinl European Land Ltd	3,364
498,493		MFA Mortgage Investments, Inc	3,430
184,739		Mid-America Apartment Communities, Inc	10,299
3,895,000		Midland Holdings Ltd	1,730
322,755		Mills Corp	8,634
166,200		Mission West Properties, Inc	1,841
185,080		MortgageIT Holdings, Inc	2,232
17,800	*	Mulpha International Bhd	6
137,011		National Health Investors, Inc	3,684
23,285		National Health Realty, Inc	441
302,235		National Retail Properties, Inc	6,030
380,730		Nationwide Health Properties, Inc	8,570
978,535		New Century Financial Corp	44,768
467,686		New Plan Excel Realty Trust	11,547
299,332		Newcastle Investment Corp	7,579
62,836		Newkirk Realty Trust, Inc	1,091
186		Nippon Building Fund, Inc	1,806
15,018		Nobel Biocare Holding AG.	3,558
9,192,100		Noble Group Ltd	6,336
30		Nomura Real Estate Office Fund, Inc	238
316,265		NorthStar Realty Finance Corp	3,798
190,684	e	Novastar Financial, Inc	6,028
7,865	*	NTL, Inc	5
1,210,700		NTL, Inc	30,146
716		NTT Urban Development Corp	5,587
574,514		Omega Healthcare Investors, Inc	7,595
38,394		One Liberty Properties, Inc	729
2,448		Opteum, Inc	22
2,319		Ordina NV	54
50,876		Origen Financial, Inc	327
315,976		Pan Pacific Retail Properties, Inc	21,919
7,460		Paragon Group Cos plc	90
114,090		Parkway Properties, Inc	5,191
218,833		Pennsylvania Real Estate Investment Trust	8,834
1,431,719		Plum Creek Timber Co, Inc	50,826
249,131		Post Properties, Inc	11,296
242,423		Potlatch Corp	9,151
260,771		PrimeWest Energy Trust	7,855
1,381,510		Prologis	72,004
110,388		PS Business Parks, Inc	6,513
36,966		PSP Swiss Property AG.	1,907
5,847,500		PT Summarecon Agung Tbk	739
527,029		Public Storage, Inc	40,002
204,017		RAIT Investment Trust	5,957
87,460		Ramco-Gershenson Properties	2,355
453,519		Realty Income Corp	9,932

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
418,286		Reckson Associates Realty Corp	$17,309
182,345		Redwood Trust, Inc	8,904
519,256		Regency Centers Corp	32,272
136,525		Republic Property Trust	1,349
21,205		Resource Capital Corp	273
51,572	*	Rockville Financial, Inc	759
164,221		Rodamco Europe NV	16,095
90,257		Sacyr Vallehermoso S.A.	3,016
68,122		Saul Centers, Inc	2,778
387,524		Saxon Capital, Inc	4,433
322,847		SCOR	706
424,776		Senior Housing Properties Trust	7,608
14,000		Shanghai Industrial Holdings Ltd	27
2,710,000	v*	Shimao Property Holdings Ltd	2,181
238,542		Shurgard Storage Centers, Inc (Class A)	14,909
40,300		Sime Darby Bhd	60
998,695		Simon Property Group, Inc	82,832
105,395		Sizeler Property Investors, Inc	1,693
427,192		SL Green Realty Corp	46,765
60,046		SM Prime Holdings	9
767		Societe de la Tour Eiffel	91
1,159,574	e	Softbank Corp	26,019
82,691		Sovran Self Storage, Inc	4,200
800,000		SPDR Trust Series 1	101,824
412,648		Spirit Finance Corp	4,646
12,170		Sponda OYJ	124
86,658	*	Star Maritime Acquisition Corp	880
483,570		Strategic Hotel Capital, Inc	10,029
162,376		Sun Communities, Inc	5,282
292,199		Sunstone Hotel Investors, Inc	8,491
109,317		Suntec Real Estate Investment Trust	86
192,033		Tanger Factory Outlet Centers, Inc	6,216
75,012		Tarragon Corp	1,039
455,419		Taubman Centers, Inc	18,627
508,313		Thornburg Mortgage, Inc	14,167
444,997		Trizec Properties, Inc	12,745
418,547		Trustreet Properties, Inc	5,521
3,129		United Arab Investors	14
681,967		United Dominion Realty Trust, Inc	19,102
81,607		Universal Health Realty Income Trust	2,558
120,583		Urstadt Biddle Properties, Inc (Class A)	1,964
270,548		U-Store-It Trust	5,103
506,791		Ventas, Inc	17,170
729,759		Vornado Realty Trust	71,188
238,644		Washington Real Estate Investment Trust	8,758
342,551		Weingarten Realty Investors	13,113
1,787,766		Wharf Holdings Ltd	6,353
37,253		Windrose Medical Properties Trust	544
233,314		Winston Hotels, Inc	2,858
109,667		Winthrop Realty Trust	652
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	2,958,644

HOTELS AND OTHER LODGING PLACES - 0.77%
6,756,426		Accor S.A.	411,135
149,971		Ameristar Casinos, Inc	2,917
233,034	*	Aztar Corp	12,108
3,995,000	*	Banyan Tree Holdings Ltd	2,349
129,846	*	Bluegreen Corp	1,488
186,538		Boyd Gaming Corp	7,529

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
355,517		Choice Hotels International, Inc	$21,544
36,011		Four Seasons Hotels, Inc	2,198
949,000		Fujita Kanko, Inc	7,007
229,801	*	Gaylord Entertainment Co	10,029
1,040,908		Genting Bhd	6,714
39,000		Great Eagle Holding Co	134
82,866	*	Great Wolf Resorts, Inc	995
3,337,630		Hilton Hotels Corp	94,388
2,406,433		Hongkong & Shanghai Hotels	2,665
101,729		Indian Hotels Co Ltd	2,529
776,212		Intercontinental Hotels Group plc	13,574
66,473		Intrawest Corp	2,109
86,117	*	Isle of Capri Casinos, Inc	2,209
3,360		Kangwon Land, Inc	57
651,198	*	Las Vegas Sands Corp	50,702
117,615	*	Lodgian, Inc	1,676
115,510		Marcus Corp	2,412
2,014,816		Marriott International, Inc (Class A)	76,805
842,787	*	MGM Mirage	34,386
9,829,118		Minor International PCL	2,434
99,119	*	Monarch Casino & Resort, Inc	2,787
104,576	*	Morgans Hotel Group Co	1,627
24,764		NH Hoteles S.A.	444
946		Orbis S.A.	13
46,335	*	Outdoor Channel Holdings, Inc	478
28,700		Overseas Union Enterprise Ltd	183
195,000		Raffles Holdings Ltd	86
17,400		Resorts World Bhd	55
98,603	*	Riviera Holdings Corp	1,992
4,341,930		Shangri-La Asia Ltd	8,357
563,562	e	Sky City Entertainment Group Ltd	1,857
1,082,861		Starwood Hotels & Resorts Worldwide, Inc	65,340
315,487		Station Casinos, Inc	21,478
132,469	*	Trump Entertainment Resorts, Inc	2,669
434,130		United Overseas Land Ltd	785
183,711	*	Vail Resorts, Inc	6,816
414,814	e*	Wynn Resorts Ltd	30,406
		TOTAL HOTELS AND OTHER LODGING PLACES	917,466

INDUSTRIAL MACHINERY AND EQUIPMENT - 5.00%
4,412,608		3M Co	356,406
58,481		Aaon, Inc	1,501
2,923,811		ABB Ltd	37,950
125,000		Acer, Inc	220
10,078		Acer, Inc (GDR)	89
154,301		Actuant Corp	7,707
52,198	*	Adamind Ltd	35
474,659	*	Advanced Digital Information Corp	5,587
4,000		Advantech Co Ltd	11
421,782	*	AGCO Corp	11,101
25,922		Alamo Group, Inc	546
172,343		Albany International Corp (Class A)	7,306
101,870		Alfa Laval AB	3,048
80,343	*	Allis-Chalmers Energy, Inc	1,092
1,209,252	*	Alstom RGPT	110,477
1,088,729		Amada Co Ltd	11,429
8,300		Amano Corp	123
1,376,961		American Standard Cos, Inc	59,581
35,485		Ampco-Pittsburgh Corp	1,017

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
10,624		Andritz AG.	$1,756
5,781,216	*	Apple Computer, Inc	330,223
8,642,724		Applied Materials, Inc	140,704
158,700		ARRK Corp	3,755
3,395	*	ASM International NV	53
183,500		ASM Pacific Technology Ltd	894
448,030	*	ASML Holding NV	9,074
101,427	*	Astec Industries, Inc	3,461
100,934	*	ASV, Inc	2,326
651,767	*	Asyst Technologies, Inc	4,908
983,612		Atlas Copco AB (A Shares)	27,309
333,727		Atlas Copco AB (B Shares)	8,663
611,301	*	Axcelis Technologies, Inc	3,607
3,713		Balda AG.	44
9,244	*	Basin Water, Inc	93
34,000	*	Benq Corp	21
449,124		Black & Decker Corp	37,933
116,407		Black Box Corp	4,462
281,094	*	Blount International, Inc	3,379
309,122		Briggs & Stratton Corp	9,617
452,904	*	Brooks Automation, Inc	5,344
179,981		Bucyrus International, Inc (Class A)	9,089
1,516,194	*	Cameron International Corp	72,429
1,795,514		Canon, Inc	88,115
696		Cardo AB	23
208,313		Carlisle Cos, Inc	16,519
68,290		Cascade Corp	2,701
29,100		Casio Computer Co Ltd	556
3,990,179		Caterpillar, Inc	297,189
287,668		CDW Corp	15,721
144,258	*	Charter plc	2,152
2,779	*	Christ Water Technology AG.	51
821,681	*	Cirrus Logic, Inc	6,688
1,343,752		Citizen Watch Co Ltd	12,190
100,206	*	Columbus McKinnon Corp	2,178
56,000		Compal Electronics, Inc	53
15,015	*	Cray, Inc	149
481,006		Cummins, Inc	58,803
260,048		Curtiss-Wright Corp	8,030
265,803	*	Cymer, Inc	12,349
38,500		Daifuku Co Ltd	636
27,000		Daihen Corp	136
72,700		Daikin Industries Ltd	2,525
41	*	Daum Commerce Co Ltd	1
1,277,880		Deere & Co	106,690
16,009,975	*	Dell, Inc	390,803
431,958		Delta Electronics, Inc	1,227
306,624		Diebold, Inc	12,455
348,109		Donaldson Co, Inc	11,790
1,830		Doosan Infracore Co Ltd	30
241,147	*	Dot Hill Systems Corp	825
1,450,337		Dover Corp	71,690
138,970	*	Dresser-Rand Group, Inc	3,263
60,265	*	Dril-Quip, Inc	4,968
1,646,890		Eaton Corp	124,176
1,595,000		Ebara Corp	6,809
5,754		Econocom Group	46
327,863	*	Electronics for Imaging, Inc	6,846
15,148,346	*	EMC Corp	166,177

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
651,941	*	Emulex Corp	$10,607
93,564	*	ENGlobal Corp	729
125,445	*	EnPro Industries, Inc	4,215
737,455	*	Entegris, Inc	7,028
130	*	Exabyte Corp	-	^
714,248	*	Extreme Networks, Inc	2,971
105,369	*	Fargo Electronics, Inc	2,675
195,000		Ferrotec Corp	1,305
72,235	*	Flanders Corp	725
187,047	*	Flow International Corp	2,632
266,785	*	Flowserve Corp	15,180
312,393	*	FMC Technologies, Inc	21,074
1,616,580		Fuji Photo Film Co Ltd	54,303
66,000		Furukawa Co Ltd	130
304,160	*	Gardner Denver, Inc	11,710
1,588,108	*	Gateway, Inc	3,017
65,063	*	Gehl Co	1,661
9,000		Gigabyte Technology Co Ltd	5
142,216	*	Global Imaging Systems, Inc	5,871
8,900		Glory Ltd	171
7,200	*	Goodman Global, Inc	109
59,878		Gorman-Rupp Co	1,593
313,926		Graco, Inc	14,434
697,986	*	Grant Prideco, Inc	31,235
20,333		GUD Holdings Ltd	119
22,771		Heidelberger Druckmaschinen	1,035
20,336,009		Hewlett-Packard Co	644,245
12,800		Hikari Tsushin, Inc	692
263,400		Hitachi Construction Machinery Co Ltd	6,348
427,987	*	Husqvarna AB	5,154
153,266	*	Hydril	12,034
242,917		IDEX Corp	11,466
2,710,920		IMI plc	25,032
5,200		Ines Corp	36
83,445	*	InFocus Corp	239
298,251	*	Intermec, Inc	6,842
10,199,462		International Business Machines Corp	783,523
1,859,007		International Game Technology	70,531
122,129	*	Intevac, Inc	2,648
1,484,000		Inventec Co Ltd	956
1,151,000		Ishikawajima-Harima Heavy Industries Co Ltd	3,645
3,700		Itochu Techno-Science Corp	171
1,020,276		Jabil Circuit, Inc	26,119
4,470,000		Japan Steel Works Ltd	30,656
771,591		Joy Global, Inc	40,192
114,466	*	Kadant, Inc	2,633
11,000		Kato Works Co Ltd	44
186,113		Kaydon Corp	6,944
5,800		Keihin Corp	125
221,111		Kennametal, Inc	13,764
17,000		Kinpo Electronics	6
179,232	*	Komag, Inc	8,277
2,237,311		Komatsu Ltd	44,525
445,415		Komori Corp	9,488
67,000		Konica Minolta Holdings, Inc	847
1,015,916		Kubota Corp	9,642
594,645	*	Kulicke & Soffa Industries, Inc	4,406
15,400		Kurita Water Industries Ltd	317
15,712		Kyro Oyj Abp	84

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
1,152,523	*	Lam Research Corp	$53,731
1,745		Larsen & Toubro Ltd	85
49,534	*	LB Foster Co	1,202
326,257		Lennox International, Inc	8,639
920,298	*	Lexmark International, Inc	51,380
490		LG Electronics, Inc	17
4,784		LG Electronics, Inc (GDR)	84
75,660		Lindsay Manufacturing Co	2,052
1,128,460		Lite-On Technology Corp	1,671
71,209	*	Logitech International S.A.	2,744
86,150		Lufkin Industries, Inc	5,120
12,000		Makino Milling Machine Co Ltd	133
253,300		Makita Corp	8,021
515,996		Manitowoc Co, Inc	22,962
165,309		Meggitt plc	976
231,000		Melco Holdings, Inc	6,082
17,687	*	Mestek, Inc	294
493,307		Metso Oyj	17,895
81,300		Micron Machinery Co Ltd	3,912
236,576	*	Micros Systems, Inc	10,334
57,263	*	Middleby Corp	4,957
960,000		Mitac International	918
10,700,160		Mitsubishi Heavy Industries Ltd	46,240
96,000		Mitsui Engineering & Shipbuilding Co Ltd	294
497,900		Mitsumi Electric Co Ltd	5,897
141,245		Modec, Inc	3,163
283,348		Modine Manufacturing Co	6,619
17,800	*	M-Systems Flash Disk Pioneers	527
30,645		Nacco Industries, Inc (Class A)	4,211
73,774	*	NATCO Group, Inc	2,966
196,963	*	Netgear, Inc	4,264
1,140		NextCom K.K.	439
1,151,000		Nippon Electric Glass Co Ltd	23,108
131,464		NN, Inc	1,624
251,316		Nordson Corp	12,360
53,000		NTN Corp	420
450,092		OCE NV	6,607
63,630	*	Ocean RIG ASA	447
268,703	*	Oil States International, Inc	9,211
52,000		Oki Electric Industry Co Ltd	123
77,000		Okuma Holdings, Inc	870
5,465	*	Omega Flex, Inc	110
108		ONA S.A.	16
39,600		OSG Corp	668
24,600		OYL Industries Bhd	37
529,671		Pall Corp	14,831
704,616	*	Palm, Inc	11,344
42,589	*	PAR Technology Corp	544
1,274,421		Parker Hannifin Corp	98,895
213,134	*	Paxar Corp	4,384
4,285		Pinguely-Haulotte	123
151,371	*	ProQuest Co	1,860
14,368		Psion plc	41
24,500		PT United Tractors Tbk	14
30,000		Quanta Computer, Inc	48
1,262,076	*	Quantum Corp	3,307
232,682	*	Rackable Systems, Inc	9,189
116,463	*	RBC Bearings, Inc	2,644
1,559,960		Rheinmetall AG.	108,728

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
75,735	*	Rimage Corp	$1,547
70,384		Robbins & Myers, Inc	1,840
916,254		Rockwell Automation, Inc	65,979
232,859,799		Rolls-Royce Group plc	439
562,885	*	Safeguard Scientifics, Inc	1,216
59,724		Safran S.A.	1,300
4,110		Samsung Corp	113
1,248,337	*	SanDisk Corp	63,640
1,685,406		Sandvik AB	19,595
1,275		Sartorius AG.	49
62,502		Sauer-Danfoss, Inc	1,589
106,396		Scania AB	4,830
155,595	*	Scansource, Inc	4,562
281,948	*	Scientific Games Corp (Class A)	10,043
218,000		Seagate Technology	4,935
1,249,635	v*	Seagate Technology, Inc	-	^
15,300		Seiko Epson Corp	418
96,176	*	Semitool, Inc	867
94,000		Shanghai Electric Group Co Ltd	33
238,000		Shinmaywa Industries Ltd	1,249
2,408		SIG Holding AG.	529
117,094	*	Sigma Designs, Inc	1,104
437,201		SKF AB	6,889
60,800		SMC Corp	8,611
949,466		Smith International, Inc	42,223
29,024		Solarworld AG.	1,821
4,893,150	*	Solectron Corp	16,735
261,925		SPX Corp	14,655
67,186		Standex International Corp	2,039
503,292		Stanley Works	23,765
13,588		Sulzer AG.	10,160
874,000		Sumitomo Heavy Industries Ltd	8,089
1,065,762		Symbol Technologies, Inc	11,500
10,000		Synnex Technology International Corp	11
881	*	T-3 Energy Services, Inc	17
1,055,000		Tadano Ltd	8,869
770,748		Technip S.A.	42,673
605,500		Techtronic Industries Co	819
108,459	*	Tecumseh Products Co (Class A)	2,082
48,188		Tennant Co	2,423
541,451	*	Terex Corp	53,441
14,900		THK Co Ltd	444
488,790		Timken Co	16,379
294,769		Tokyo Electron Ltd	20,628
193,300		Tokyo Seimitsu Co Ltd	10,044
66,054		Tomra Systems ASA	536
210,477		Toro Co	9,829
3,835,077		Toshiba Corp	25,061
13,000		Toshiba Machine Co Ltd	147
6,000		Toyo Kanetsu K K	15
436,700		Toyota Tsusho Corp	10,486
80,102	e*	TurboChef Technologies, Inc	891
2,500,000		Tutt Bryant Group Ltd	3,510
145,912	*	Ultratech, Inc	2,297
7,373	*	Unaxis Holding AG.	2,046
3,571,250		Unisteel Technology Ltd	4,133
583,999	*	Varian Medical Systems, Inc	27,652
233,537	*	VeriFone Holdings, Inc	7,118
150,160	*	Vestas Wind Systems A/S	4,105

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
290,679		Wartsila Oyj (Series B)	$12,265
141,133		Watsco, Inc	8,442
291,178		Weir Group plc	2,332
1,282,802	*	Western Digital Corp	25,412
13,698		Wincor Nixdorf AG.	1,751
180,875		Woodward Governor Co	5,518
27,500		Yokogawa Electric Corp	392
341,918	*	Zebra Technologies Corp (Class A)	11,680
5,000		Zyxel Communications Corp	8
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	5,940,297

INSTRUMENTS AND RELATED PRODUCTS - 3.13%
117,609	*	Abaxis, Inc	2,631
110,915	*	Abiomed, Inc	1,439
61,662	*	ADE Corp	2,003
968,054	*	Advanced Medical Optics, Inc	49,080
115,365		Advantest Corp	11,767
329,490	*	Affymetrix, Inc	8,435
2,703,336	*	Agilent Technologies, Inc	85,317
84		Aksys Ltd	-	^
354,028	*	Align Technology, Inc	2,616
707,664		Allergan, Inc	75,904
405,444	*	American Medical Systems Holdings, Inc	6,751
91,192	*	American Science & Engineering, Inc	5,282
83,774		Analogic Corp	3,905
119,418	*	Anaren, Inc	2,447
65,274	*	Angiodynamics, Inc	1,766
4,537		Anritsu Corp	24
1,494,811		Applera Corp (Applied Biosystems Group)	48,357
59,375	*	Argon ST, Inc	1,581
131,758		Arrow International, Inc	4,331
149,771	*	Arthrocare Corp	6,292
4,000		Asia Optical Co, Inc	19
96,775	*	Aspect Medical Systems, Inc	1,688
1,087		Bacou-Dalloz	129
62,622		Badger Meter, Inc	1,691
8,129,764		BAE Systems plc	55,597
533,559		Bard (C.R.), Inc	39,089
275,365	e	Bausch & Lomb, Inc	13,504
4,441,048		Baxter International, Inc	163,253
17,199,208	v*	BB Bioventures L.P.	10,597
267,443		Beckman Coulter, Inc	14,856
1,748,048		Becton Dickinson & Co	106,858
1,800	*	Biolase Technology, Inc	15
1,091,490		Biomet, Inc	34,153
105,184	*	Bio-Rad Laboratories, Inc (Class A)	6,831
121,469	*	Biosite, Inc	5,546
9,674,686	*	Boston Scientific Corp	162,922
304,497	*	Bruker BioSciences Corp	1,632
140,474	*	Caliper Life Sciences, Inc	701
245,175	*	Candela Corp	3,888
109,948	*	Cantel Medical Corp	1,566
117,009	*	Cardiodynamics International Corp	147
316,310	*	Cepheid, Inc	3,071
149,572	*	Cerus Corp	1,066
124,332		CNS, Inc	3,046
151,562		Cochlear Ltd	6,151
243,240	*	Coherent, Inc	8,204
123,991		Cohu, Inc	2,176

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
5,958	*	Concord Camera Corp	$4
174,462	*	Conmed Corp	3,611
197,227		Cooper Cos, Inc	8,735
558,648	*	Credence Systems Corp	1,955
133,557	*	Cyberonics, Inc	2,847
2,029,701		Danaher Corp	130,550
76,999		Datascope Corp	2,375
343,636		Dentsply International, Inc	20,824
196,030	*	Depomed, Inc	1,151
97,636	*	DexCom, Inc	1,326
124,751	*	Dionex Corp	6,819
208,941	*	DJ Orthopedics, Inc	7,695
8,522	*	Dmatek Ltd	19
197,178		DRS Technologies, Inc	9,612
7,564	*	DXP Enterprises, Inc	235
468,546	*	Eagle Test Systems, Inc	6,569
3,196,409	e	Eastman Kodak Co	76,011
298,115		EDO Corp	7,256
134,808		Elekta AB	2,283
345,289	*	Encore Medical Corp	1,661
151,040	*	ESCO Technologies, Inc	8,073
148,552	*	Esterline Technologies Corp	6,178
97,246	*	ev3, Inc	1,440
1,525	*	Exactech, Inc	21
76,117	*	Excel Technology, Inc	2,277
64,472	*	FARO Technologies, Inc	1,093
195,056	*	FEI Co	4,424
501,722		Finmeccanica S.p.A.	11,137
649,400	*	Fisher Scientific International, Inc	47,439
331,619	*	Flir Systems, Inc	7,316
254,552	*	Formfactor, Inc	11,361
292,786	*	Fossil, Inc	5,273
108,315	e*	Foxhollow Technologies, Inc	2,959
1,700	*	Given Imaging Ltd	26
9,670,571		Golden Meditech Co Ltd	2,864
221,231	*	Haemonetics Corp	10,289
244,129	*	HealthTronics, Inc	1,868
80,822	*	Herley Industries, Inc	906
265,166	*	Hologic, Inc	13,089
82,958	*	ICU Medical, Inc	3,504
120,521	*	I-Flow Corp	1,304
134,316	*	II-VI, Inc	2,458
242,090	*	Illumina, Inc	7,180
310		Inficon Holding AG.	37
425,937	*	Input/Output, Inc	4,025
118,519	*	Integra LifeSciences Holdings Corp	4,600
251,951	*	Intermagnetics General Corp	6,798
124,465	*	Intralase Corp	2,084
197,274	*	Intuitive Surgical, Inc	23,272
184,694		Invacare Corp	4,595
1,958,211	*	Invensys plc	147
2,179,910	*	Invensys plc	776
156,824	e*	Ionatron, Inc	996
100,232	*	IRIS International, Inc	1,319
61,356	*	Ista Pharmaceuticals, Inc	443
202,451	*	Itron, Inc	11,997
216,227	*	Ixia	1,946
16,245,784		Johnson & Johnson	973,447
76,030		Keithley Instruments, Inc	968

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
59,731	*	Kensey Nash Corp	$1,762
54,343		Keyence Corp	13,891
1,574,438		Kla-Tencor Corp	65,449
461,088	*	Kopin Corp	1,665
21,632	*	KVH Industries, Inc	252
335,157	*	Kyphon, Inc	12,857
53,411	*	LaBarge, Inc	709
122,656	*	Laserscope	3,779
46,621	*	LeCroy Corp	669
373,890	*	LTX Corp	2,621
111,723		Luxottica Group S.p.A.	3,034
70,796	*	Measurement Specialties, Inc	1,577
46,520	*	Medical Action Industries, Inc	1,028
6,277,135		Medtronic, Inc	294,523
201,280		Mentor Corp	8,756
156,738	*	Merit Medical Systems, Inc	2,157
323,314	*	Mettler-Toledo International, Inc	19,583
700		Micronics Japan Co Ltd	18
304,793	*	Millipore Corp	19,199
173,886		Mine Safety Appliances Co	6,990
251,912	*	MKS Instruments, Inc	5,068
180,482	*	Molecular Devices Corp	5,516
108,019		Movado Group, Inc	2,479
21,683,612	v*	MPM Bioventures II-QP, Lp	12,019
163,993		MTS Systems Corp	6,479
317,008	e*	Nanogen, Inc	602
260,724		National Instruments Corp	7,144
101,892	*	Natus Medical, Inc	1,008
76,771	*	Neurometrix, Inc	2,338
232,590	*	Newport Corp	3,749
32,331	*	Nextest Systems Corp	524
172,000		Nikon Corp	3,006
944		Nobel Biocare Holding AG.	224
16,424	*	Northstar Neuroscience, Inc	170
3,419	*	Novoste Corp	9
192,239	*	NuVasive, Inc	3,505
74,721	*	NxStage Medical, Inc	652
146,468		Oakley, Inc	2,468
53,043	e*	OccuLogix, Inc	115
448,692		Olympus Corp	12,011
6,000		Optimax Technology Corp	5
500	*	Orbotech Ltd	11
238,000		Osaki Electric Co Ltd	2,482
21,298	*	OYO Geospace Corp	1,216
115,006	*	Palomar Medical Technologies, Inc	5,248
8,535,117		PCCW Ltd	6,099
771,980		PerkinElmer, Inc	16,134
47,144	*	Petrojarl ASA	311
276,505		Phonak Holding AG.	17,256
107,123	*	Photon Dynamics, Inc	1,341
1,046,025		Pitney Bowes, Inc	43,201
142,712		PolyMedica Corp	5,132
603,000		Premier Image Technology Corp	903
125,645	e*	Qiagen NV	1,695
2,772		Q-Med AB	36
217,059	*	RAE Systems, Inc	868
763,000	*	Resmed, Inc	3,515
361,445	*	Resmed, Inc	16,970
332,697	*	Respironics, Inc	11,385

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
87,554	*	Rofin-Sinar Technologies, Inc	$5,032
376,475		Roper Industries, Inc	17,600
155,897	*	Rudolph Technologies, Inc	2,261
617		Samsung Techwin Co Ltd	17
790,000		Shimadzu Corp	5,605
277,675	*	Sirf Technology Holdings, Inc	8,947
90,489		Sirona Dental Systems, Inc	3,585
4,062,776	v*	Skyline Venture Partners Qualified II	2,402
715,000	v*	Skyline Venture Partners Qualified III	715
529,493		Smith & Nephew plc	4,079
63,702	*	Somanetics Corp	1,217
153,041	*	Sonic Solutions, Inc	2,525
92,886	*	SonoSite, Inc	3,626
163,425	*	Spectranetics Corp	1,752
2,110,052	*	St. Jude Medical, Inc	68,408
185,680	e*	Star Scientific, Inc	479
722,396		STERIS Corp	16,514
1,581,371		Stryker Corp	66,592
24,313		Swatch Group AG.	4,098
63,400		Swatch Group AG.	2,210
76,430	*	Symmetry Medical, Inc	1,177
2,500	*	Syneron Medical Ltd	52
1,758	*	Synovis Life Technologies, Inc	17
26,544		Synthes, Inc	3,196
400,456		Tecan Group AG.	21,543
246,173	*	Techne Corp	12,535
754,491		Tektronix, Inc	22,197
391,497	*	Teledyne Technologies, Inc	12,826
2,151,949	*	Teradyne, Inc	29,977
656,428		Terumo Corp	21,935
695,821	*	Thermo Electron Corp	25,217
267,120	*	ThermoGenesis Corp	1,101
295,091	*	Thoratec Corp	4,093
310,202	*	Trimble Navigation Ltd	13,848
169,380	*	TriPath Imaging, Inc	1,121
93,518		United Industrial Corp	4,232
31,201	*	Urologix, Inc	98
211,578	*	Varian, Inc	8,783
168,140	*	Veeco Instruments, Inc	4,009
182,222	*	Ventana Medical Systems, Inc	8,597
186,311	*	Viasys Healthcare, Inc	4,770
128,504	e*	Viisage Technology, Inc	1,948
79,127	*	Vital Images, Inc	1,955
45,915		Vital Signs, Inc	2,274
40,217	*	Vnus Medical Technologies, Inc	337
620,989	*	Waters Corp	27,572
23,350	*	William Demant Holding	1,745
181,421	*	Wright Medical Group, Inc	3,797
4,852,986	*	Xerox Corp	67,505
136,275	e	X-Rite, Inc	1,498
29,231		Young Innovations, Inc	1,030
1,393,712	*	Zimmer Holdings, Inc	79,051
92,186	*	Zoll Medical Corp	3,020
64,200	*	Zygo Corp	1,052
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	3,724,976

INSURANCE AGENTS, BROKERS AND SERVICE - 0.52%
10,679		Alexander Forbes Ltd	22
2,247,957		AON Corp	78,274

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
135		April Group	$7
537,725		Brown & Brown, Inc	15,712
182,270		Clark, Inc	2,406
212,606		Crawford & Co (Class B)	1,527
549,129		FBD Holdings plc	25,909
443,407		Gallagher (Arthur J.) & Co	11,236
1,688,083		Hartford Financial Services Group, Inc	142,812
6,730,423		HBOS plc	117,014
191,539		Hilb Rogal & Hobbs Co	7,139
39,709	*	James River Group, Inc	989
5,503,915		Marsh & McLennan Cos, Inc	148,000
52,847		MLP AG.	1,088
213,245		National Financial Partners Corp	9,449
8,217		OAMPS Ltd	21
2,031,110		QBE Insurance Group Ltd	30,935
117,040		Sanlam Ltd	238
954,799		Suncorp-Metway Ltd	13,726
2,000		Tsuruha Holdings, Inc	78
683,221		Unipol S.p.A.	1,987
253,989	*	USI Holdings Corp	3,406
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	611,975

INSURANCE CARRIERS - 5.09%
173,519		21st Century Insurance Group	2,499
2,045,688		ABC Learning Centres Ltd	9,727
1,023,829		ACE Ltd	51,796
9,069		Aegon NV	155
2,327,959		Aegon NV	39,798
8,483,167		Aetna, Inc	338,733
99,729		Affirmative Insurance Holdings, Inc	1,561
3,526,476		Aflac, Inc	163,452
2,330,000		Aioi Insurance Co Ltd	17,488
3,205		Aksigorta A.S.	9
205,300		Alfa Corp	3,400
174,653		Alleanza Assicurazioni S.p.A	1,979
20,102	*	Alleghany Corp	5,555
528,831		Allianz AG.	83,523
3,269,777		Allstate Corp	178,955
1,290	*	Alm. Brand Skadesforsikring A/S	65
473,086		Ambac Financial Group, Inc	38,367
248,219		American Equity Investment Life Holding Co	2,646
388,165		American Financial Group, Inc	16,652
14,040,917		American International Group, Inc	829,116
73,147		American National Insurance Co	9,489
61,224	*	American Physicians Capital, Inc	3,220
497,121	*	AMERIGROUP Corp	15,431
168,227		AmerUs Group Co	9,850
4,627,942		AMP Ltd	31,392
169,284	*	Argonaut Group, Inc	5,085
525,980		Aspen Insurance Holdings Ltd	12,250
449,504	e	Assicurazioni Generali S.p.A.	16,369
617,693		Assurant, Inc	29,896
1,286,234		Aviva plc	18,211
1,563,477		AXA Asia Pacific Holdings Ltd	7,283
3,821,134		AXA S.A.	125,372
3,574,579	*	AXA S.A.	3,017
1,845,402		Axis Capital Holdings Ltd	52,797
63,348		Baldwin & Lyons, Inc (Class B)	1,615
160,900		Baloise Holding AG.	12,340

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
87,881		Bristol West Holdings, Inc	$1,406
12,574		Brit Insurance Holdings plc	61
18,399		Capital Title Group, Inc	136
249,881	*	Centene Corp	5,880
185,363	*	Ceres Group, Inc	1,153
25,898		Chesnara plc	86
8,600		China Life Insurance Co Ltd (ADR)	544
2,665,836		China Life Insurance Co Ltd (H Shs)	4,205
3,115,174		Chubb Corp	155,447
962,097		Cincinnati Financial Corp	45,228
81,401	e*	Citizens, Inc	408
7,199		Clal Insurance	142
125,655	*	CNA Financial Corp	4,142
96,233	*	CNA Surety Corp	1,663
161,144		CNP Assurances	15,320
9,542		Codan A/S	689
389,642		Commerce Group, Inc	11,510
853,484	*	Conseco, Inc	19,715
576,716		Corp Mapfre S.A.	10,641
3,117,433		Credit Suisse Group	174,067
337,941		Delphi Financial Group, Inc (Class A)	12,288
89,038		Direct General Corp	1,507
70,100		Donegal Group, Inc	1,361
33,717		Dongbu Insurance Co Ltd	846
32,418		EMC Insurance Group, Inc	932
187,926		Erie Indemnity Co (Class A)	9,772
293,675		Everest Re Group Ltd	25,423
23,347	e	Fairfax Financial Holdings Ltd	2,229
115,401		FBL Financial Group, Inc (Class A)	3,739
678,186		Fidelity National Financial, Inc	26,415
144,527	e	Fidelity National Title Group, Inc	2,843
83,314	*	First Acceptance Corp	981
808,541		First American Corp	34,177
1,836,191		Fondiaria-Sai S.p.A	75,037
55,227	*	Fpic Insurance Group, Inc	2,140
5,045,382		Friends Provident plc	16,680
782,000		Fuji Fire & Marine Insurance Co Ltd	3,236
2,031,448		Genworth Financial, Inc	70,776
51,351		Great American Financial Resources, Inc	1,075
434,256	e	Great-West Lifeco, Inc	11,113
231,655		Hanover Insurance Group, Inc	10,994
109,925		Harleysville Group, Inc	3,487
793,527		HCC Insurance Holdings, Inc	23,361
835,274	*	Health Net, Inc	37,729
147,962	*	HealthExtras, Inc	4,471
109,066	*	Healthspring, Inc	2,045
366,633		Horace Mann Educators Corp	6,214
1,642,702	*	Humana, Inc	88,213
954		Hyundai Marine & Fire Insurance Co Ltd	13
33,053		Independence Holding Co	741
130,762		Infinity Property & Casualty Corp	5,361
4,378,337		ING Groep NV	172,038
2,618,657		Insurance Australia Group Ltd	10,409
4,037		IPC Holdings Ltd	100
186,133		Irish Life & Permanent plc	4,427
24,169		Kansas City Life Insurance Co	1,019
96,120		KBC Groep NV	10,312
99,685	*	KMG America Corp	884
976		Korean Reinsurance Co	11

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
2,182,100		Kurnia Asia Bhd	$742
175,129		LandAmerica Financial Group, Inc	11,313
853,764		Leucadia National Corp	24,921
3,965		Liberty Group Ltd	40
1,238,121		Lincoln National Corp	69,880
3,317,673		Loews Corp	117,612
3,368,763	e	Manulife Financial Corp	107,142
41,850	*	Markel Corp	14,522
408,375		Max Re Capital Ltd	8,919
576,698		MBIA, Inc	33,766
86,834	*	Meadowbrook Insurance Group, Inc	722
224,924		Mediolanum S.p.A.	1,579
148,068		Mercury General Corp	8,347
3,086,409		Metlife, Inc	158,055
491,534		Metropolitan Holdings Ltd	813
406,847		MGIC Investment Corp	26,445
57,916		Midland Co	2,200
3,380		Millea Holdings, Inc	62,979
2,252,525		Mitsui Sumitomo Insurance Co Ltd	28,315
483,129	*	Molina Healthcare, Inc	18,383
1,109,756		Montpelier Re Holdings Ltd	19,188
343,952		Muenchener Rueckver AG.	46,974
72,165		National Interstate Corp	1,957
14,752		National Western Life Insurance Co (Class A)	3,535
429,488		Nationwide Financial Services, Inc (Class A)	18,932
59,442	*	Navigators Group, Inc	2,605
973,000		Nipponkoa Insurance Co Ltd	8,409
983,000		Nissay Dowa General Insurance Co Ltd	6,312
11,696		NYMAGIC, Inc	340
83,019	e	Odyssey Re Holdings Corp	2,188
393,734		Ohio Casualty Corp	11,706
5,257,900		Old Mutual plc	15,876
970,172		Old Republic International Corp	20,733
570,278		PartnerRe Ltd	36,526
448,288	*	Philadelphia Consolidated Holding Co	13,610
827,716		Phoenix Cos, Inc	11,654
82,000		PICC Property & Casualty Co Ltd	30
35,000		Ping An Insurance (Group) Co of China Ltd	106
281,204		Platinum Underwriters Holdings Ltd	7,868
191,393	*	PMA Capital Corp (Class A)	1,971
425,466		PMI Group, Inc	18,967
781,964	e	Power Corp Of Canada	20,679
563,414	e	Power Financial Corp	15,872
120,600		Presidential Life Corp	2,964
2,296,837		Principal Financial Group	127,819
174,293	*	ProAssurance Corp	8,397
4,852,879		Progressive Corp	124,768
355,085		Protective Life Corp	16,554
3,268,393		Prudential Financial, Inc	253,954
952,357		Prudential plc	10,762
509,525		Radian Group, Inc	31,478
131,717		Reinsurance Group Of America, Inc	6,474
15,589		Republic Cos Group, Inc	276
1,380,760		Resolution plc	17,110
146,726		RLI Corp	7,069
12,499,042		Royal & Sun Alliance Insurance Group plc	31,093
732,374		Safeco Corp	41,269
78,750		Safety Insurance Group, Inc	3,745
16,712		Samsung Fire & Marine Insurance Co Ltd	2,246

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
30,814	*	SCPIE Holdings, Inc	$717
98,467	*	SeaBright Insurance Holdings, Inc	1,586
200,700		Selective Insurance Group, Inc	11,213
1,383,529		Sompo Japan Insurance, Inc	19,365
4,594,785		St. Paul Travelers Cos, Inc	204,836
371,782		Stancorp Financial Group, Inc	18,928
85,948		State Auto Financial Corp	2,797
177,342		Stewart Information Services Corp	6,439
202,507		Storebrand ASA	2,091
1,131,706		Sun Life Financial, Inc	45,132
130,838		Swiss Reinsurance Co	9,127
550,900		T&D Holdings, Inc	44,577
7,190	*	Topdanmark A/S	1,002
512,718		Torchmark Corp	31,132
160,871		Tower Group, Inc	4,866
112,447		Transatlantic Holdings, Inc	6,286
55,968	*	Triad Guaranty, Inc	2,736
9,199		TrygVesta AS	574
107,885		United Fire & Casualty Co	3,251
8,078,361		UnitedHealth Group, Inc	361,749
229,735		Unitrin, Inc	10,014
166,018	*	Universal American Financial Corp	2,183
1,606,720		UnumProvident Corp	29,130
82,441	*	Vesta Insurance Group, Inc	7
2,004,219		W.R. Berkley Corp	68,404
351,411	*	WellCare Health Plans, Inc	17,237
6,064		Wesco Financial Corp	2,310
10,546		Wiener Staedtische Allgemeine Versicherung AG.	620
446,235		XL Capital Ltd (Class A)	27,354
374,481		Zenith National Insurance Corp	14,856
728,536		Zurich Financial Services AG.	159,386
		TOTAL INSURANCE CARRIERS	6,054,551

JUSTICE, PUBLIC ORDER AND SAFETY - 0.01%
235,222	*	Corrections Corp of America	12,453
75,276	*	Geo Group, Inc	2,638
		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	15,091

LEATHER AND LEATHER PRODUCTS - 0.13%
175,428		Adidas-Salomon AG.	8,385
2,644,787	*	Coach, Inc	79,079
57,652	e*	CROCS, Inc	1,450
235,086	*	Genesco, Inc	7,962
56,322		Hermes International	4,980
174,547	*	Iconix Brand Group, Inc	2,852
281,342		LVMH Moet Hennessy Louis Vuitton S.A.	27,916
77,799		Pou Chen Corp	68
124,768		Steven Madden Ltd	3,696
371,093	*	Timberland Co (Class A)	9,686
53,886		Weyco Group, Inc	1,251
327,212		Wolverine World Wide, Inc	7,634
463,104		Yue Yuen Industrial Holdings	1,273
		TOTAL LEATHER AND LEATHER PRODUCTS	156,232

LEGAL SERVICES - 0.01%
252,090	*	FTI Consulting, Inc	6,748
89,958	e	Pre-Paid Legal Services, Inc	3,104
		TOTAL LEGAL SERVICES	9,852

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.02%
120,522		Brisa-Auto Estradas de Portugal S.A.	$1,257
1,382,000		ComfortDelgro Corp Ltd	1,337
263,000		Keihin Electric Express Railway Co Ltd	1,864
153,000		Keisei Electric Railway Co Ltd	865
415,246		Laidlaw International, Inc	10,464
413,168		SMRT Corp Ltd	293
2,083,000		Tobu Railway Co Ltd	9,949
		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	26,029

LUMBER AND WOOD PRODUCTS - 0.05%
65,815		American Woodmark Corp	2,306
626,696	*	Champion Enterprises, Inc	6,919
57,237		Deltic Timber Corp	3,227
109,017		Duratex S.A.	982
1,446,547		Louisiana-Pacific Corp	31,679
45,678		Masisa S.A.	7
49,907		Nobia AB	1,621
40,461		Skyline Corp	1,731
63,353	*	Sonae Industria SGPS S.A.	545
1,747	*	Tenon Ltd	4
96,193		Universal Forest Products, Inc	6,034
		TOTAL LUMBER AND WOOD PRODUCTS	55,055

METAL MINING - 0.79%
244,548		Agnico-Eagle Mines Ltd	8,138
283,333		Alumina Ltd	1,421
13,204		Anglo Platinum Ltd	1,398
16,691		AngloGold Ashanti Ltd	831
1,700		AngloGold Ashanti Ltd (ADR)	82
1,644,319		Barrick Gold Corp	48,748
465,073	*	Barrick Gold Corp	13,766
962,142	*	Bema Gold Corp	4,819
437,904		Boliden AB	8,055
738,907		Cameco Corp	29,547
2,865		CAP S.A.	38
22,395		Cia de Minas Buenaventura S.A.	617
5,600		Cia de Minas Buenaventura S.A. (ADR)	153
148,846		Cia Vale do Rio Doce	3,596
69,758		Cia Vale do Rio Doce	1,421
156,620	e	Cleveland-Cliffs, Inc	12,418
2,207,213	*	Coeur d'Alene Mines Corp	10,617
26,600		Companhia Vale do Rio Doce (ADR)	547
382,346		Companhia Vale do Rio Doce (ADR)	9,192
710,448	*	Eldorado Gold Corp	3,462
215,800		Energy Resources of Australia Ltd	2,059
674,668	e	Falconbridge Ltd	35,672
139,653		First Quantum Minerals Ltd	6,284
1,574,382		Freeport-McMoRan Copper & Gold, Inc (Class A)	87,237
344,573	*	Glamis Gold Ltd	13,112
232,228		Gold Fields Ltd	5,275
352,307		Gold Fields Ltd (ADR)	8,068
747,080		Goldcorp, Inc	22,605
42,147	*	Harmony Gold Mining Co Ltd	674
7,900	*	Harmony Gold Mining Co Ltd (ADR)	129
729,275	*	Hecla Mining Co	3,829
29,809		Iluka Resources Ltd	145
1,391		Impala Platinum Holdings Ltd	257
4,900		Impala Platinum Holdings Ltd (ADR)	226

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
379,220	*	Inco Ltd	$25,063
1,246,245	e	Inco Ltd	82,127
318,622	*	Ivanhoe Mines Ltd	2,166
719,125	*	Kinross Gold Corp	7,870
58,400		Kumba Resources Ltd	1,048
4,000,000		Lanna Resources PCL	1,258
210,167	*	Meridian Gold, Inc	6,656
6,159		Minsur S.A.	8
352,226		MMC Norilsk Nickel (ADR)	45,789
37,000		MMC Norilsk Nickel (ADR)	4,801
329,732		Newcrest Mining Ltd	5,164
1,858,900		Newmont Mining Corp	98,392
4		Newmont Mining Corp	-	^
2,943		Novolipetsk Steel (GDR)	65
2,575,994		Oxiana Ltd	6,048
8,884	*	Oxus Gold plc	9
364,691	*	Paladin Resources Ltd	1,114
96,609	*	PAN American Silver Corp	1,747
6,643,800	*	Pan Australian Resources Ltd	1,481
1,398,413		Phelps Dodge Corp	114,894
463,956	v*	Polyus Gold Co (LON ADR)	7,711
13,200	v*	Polyus Gold Co (US ADR)	215
24,328	*	Portman Ltd	89
2,660,500		PT International Nickel Indonesia Tbk	5,615
451,344		Rio Tinto Ltd	26,088
1,337,150		Rio Tinto plc	70,707
117,413	e	Royal Gold, Inc	3,266
5,182		Southern Copper Corp	462
127,220	e	Southern Copper Corp	11,339
35,344	*	St Barbara Ltd	26
383,049	*	Stillwater Mining Co	4,857
9,100		Sumitomo Titanium Corp	1,442
545,990		Teck Cominco Ltd (Class B)	32,884
1,605,000	*	Toro Energy Ltd	543
19,252		Umicore	2,570
431,600	*	Yamana Gold, Inc	4,253
8,072,000		Zijin Mining Group Co Ltd (Class H)	4,027
1,998,464		Zinifex Ltd	14,877
		TOTAL METAL MINING	941,109

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.36%
258,120		Aderans Co Ltd	6,977
26,830		Amer Sports Oyj	560
4,273,660		Anglo American plc	175,318
86,000		Asahi Pretec Corp	2,746
168,313		Blyth, Inc	3,107
56,455		Bulgari S.p.A.	640
451,303		Callaway Golf Co	5,862
98,914	e	Charles & Colvard Ltd	1,042
227,661		Daktronics, Inc	6,573
20,509		Escalade, Inc	267
801,007		Fortune Brands, Inc	56,880
22,880		Fu Sheng Industrial Co Ltd	22
5,318,412		Futuris Corp Ltd	8,298
1,028,674		Hasbro, Inc	18,629
524,540	*	Identix, Inc	3,666
249,842	*	Jakks Pacific, Inc	5,019
288,963	*	K2, Inc	3,161
31,300		Magnum Corp Bhd	16

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
93,592		Marine Products Corp	$911
2,803,949		Mattel, Inc	46,293
17,000		Mitsuboshi Belting Co Ltd	105
27,925		Namco Bandai Holdings, Inc	425
196,538	e	Nautilus, Inc	3,088
251,633		Nintendo Co Ltd	42,264
113,203,000	a	Playmates Holdings Ltd	11,951
207,322	*	Progressive Gaming International Corp	1,617
109,833	*	RC2 Corp	4,246
82,769	*	Russ Berrie & Co, Inc	1,015
32,230		Sankyo Co Ltd	2,050
212,119	e*	Shuffle Master, Inc	6,953
45,059	*	Steinway Musical Instruments, Inc	1,105
87,000		Tasaki Shinju Co Ltd	434
104,400		Yamaha Corp	1,963
352,595		Yankee Candle Co, Inc	8,818
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	432,021

MISCELLANEOUS RETAIL - 1.09%
164,694	*	1-800-FLOWERS.COM, Inc (Class A)	950
88,652	*	AC Moore Arts & Crafts, Inc	1,446
21,441	*	Allion Healthcare, Inc	186
62,856	*	Alloy, Inc	659
1,608,329	*	Amazon.com, Inc	62,210
6,200		AOKI Holdings, Inc	108
2,976	*	Aygaz AS	7
854,910		Barnes & Noble, Inc	31,204
5,809		Beate Uhse AG.	42
33,000		Best Denki Co Ltd	116
123,797		Big 5 Sporting Goods Corp	2,414
27,746		Blair Corp	825
100,533	e*	Blue Nile, Inc	3,233
68,895		Books-A-Million, Inc	1,149
319,653		Borders Group, Inc	5,901
66,230	e*	Build-A-Bear Workshop, Inc	1,425
335,522		Cash America International, Inc	10,737
84,150		Cima Co Ltd	116
27,200		Circle K Sunkus Co Ltd	589
229,562	*	CKX, Inc	3,115
1,069		Clas Ohlson AB (B Shs)	22
335,881	*	Coldwater Creek, Inc	8,988
438,245		Compagnie Financiere Richemont AG. (Units) (A Shs)	20,034
5,947,199		CVS Corp	182,579
167	*	Daum Communications Corp	7
128,999		DCC plc	3,101
147,939	*	dELiA*s, Inc	1,195
152,220	*	Dick's Sporting Goods, Inc	6,028
1,284,700		Dickson Concepts International Ltd	1,389
1,572,185	*	Dollar Tree Stores, Inc	41,663
10,956		Douglas Holding AG.	506
497,297	*	Drugstore.com, Inc	1,442
37,000		EDION Corp	735
72,606	*	Ezcorp, Inc	2,737
7,935		Folli-Follie S.A.	185
26,806	*	Gmarket, Inc (ADR)	412
25,634	*	Golf Galaxy, Inc	345
22,985	*	Gruppo Coin S.p.A.	116
222,876	*	GSI Commerce, Inc	3,016
743,781		GUS plc	13,289

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
1,006		Hellenic Duty Free Shops S.A.	$15
240,638	*	Hibbett Sporting Goods, Inc	5,751
150,950		HMV Group plc	480
2,492,598		Hutchison Whampoa Ltd	22,753
720,000		Ichitaka Co Ltd	3,137
639		Index Corp	632
15,000		Izumiya Co Ltd	118
194,846		Jean Coutu Group, Inc	2,050
24,550	e*	KarstadtQuelle AG.	651
40,000		Largan Precision Co Ltd	856
1,155,309		Lifestyle International Holdings Ltd	2,112
321,280		Longs Drug Stores Corp	14,657
26,200		Matsumotokiyoshi Co Ltd	667
942,927		Michaels Stores, Inc	38,886
224,576		MSC Industrial Direct Co (Class A)	10,683
3		MTI Ltd	11
241,453		Next plc	7,288
467,000		Nippon Mining Holdings, Inc	3,934
178,530	e*	Nutri/System, Inc	11,092
1,777,831	*	Office Depot, Inc	67,558
370,997		OfficeMax, Inc	15,118
824,340		Origin Energy Ltd	4,508
72,384	e*	Overstock.com, Inc	1,539
2,911,618		Pacific Brands Ltd	4,651
11,600		Parco Co Ltd	119
345,317	*	Petco Animal Supplies, Inc	7,055
1,786,229		Petsmart, Inc	45,728
149,750	*	Priceline.com, Inc	4,472
13,704	*	Pricesmart, Inc	137
6,065,277	*	Rite Aid Corp	25,717
55,700		Ryohin Keikaku Co Ltd	4,570
20,293		Sanoma-WSOY Oyj	488
914,376	*	Sears Holdings Corp	141,582
71,322	e*	Sharper Image Corp	792
375,906		Shoppers Drug Mart Corp	13,690
678,919		Signet Group plc	1,206
8,683		Spar Group Ltd	42
38,719	*	Sportsman's Guide, Inc	1,181
110,866	*	Stamps.com, Inc	3,084
4,636,423		Staples, Inc	112,758
67,724	*	Systemax, Inc	528
613,949		Tiffany & Co	20,273
462,000		Tsutsumi Jewelry Co Ltd	18,146
159,045	*	Valuevision International, Inc (Class A)	1,754
5,207,884		Walgreen Co	233,522
19,516		WH Smith plc	176
158,814		World Fuel Services Corp	7,256
200,706		Xebio Co Ltd	6,865
297,391	*	Zale Corp	7,164
88,963	*	Zumiez, Inc	3,342
		TOTAL MISCELLANEOUS RETAIL	1,295,015

MOTION PICTURES - 0.98%
65,445		Astral Media, Inc	2,053
15,400		Astro All Asia Networks plc	19
210,013	*	Avid Technology, Inc	7,000
1,141,828	*	Blockbuster, Inc (Class A)	5,686
68,675	e	Carmike Cinemas, Inc	1,448
1,175,627	*	Discovery Holding Co (Class A)	17,199

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
179,927	*	DreamWorks Animation SKG, Inc (Class A)	$4,120
84,728	*	Gaiam, Inc	1,188
298,970	*	Macrovision Corp	6,434
15,426,338		News Corp (Class A)	295,877
259,000		News Corp (Class B)	5,227
27,379	*	Premiere AG.	265
296,935	e	Regal Entertainment Group (Class A)	6,034
442,662	*	Time Warner Telecom, Inc (Class A)	6,573
23,625,407		Time Warner, Inc	408,720
15,000		Toei Animation Co Ltd	892
84,600		Toho Co Ltd	1,691
13,175,077		Walt Disney Co	395,252
53,103	e*	WPT Enterprises, Inc	320
		TOTAL MOTION PICTURES	1,165,998

NONDEPOSITORY INSTITUTIONS - 1.71%
1,730	*	Aareal Bank AG.	65
106,012	*	Accredited Home Lenders Holding Co	5,068
42,270		Acom Co Ltd	2,296
451,666		Advance America Cash Advance Centers, Inc	7,922
10,752		Advanta Corp (Class A)	353
79,835		Advanta Corp (Class B)	2,870
221,200		Aeon Credit Service Co Ltd	5,379
1,524,500	v	Aeon Thana Sinsap Thailand PCL	1,838
1,100		AFP Provida S.A. (ADR)	27
160,678		Aiful Corp	8,588
784,143		American Capital Strategies Ltd	26,253
8,034,982		American Express Co	427,622
1,063,967	*	AmeriCredit Corp	29,706
212,880		Ares Capital Corp	3,604
65,311		Asta Funding, Inc	2,446
31,749		Australian Wealth Management Ltd	58
46,601		Beverly Hills Bancorp, Inc	448
1,162,700		Bursa Malaysia Bhd	1,819
2,486,150		Capital One Financial Corp	212,442
479,167		CapitalSource, Inc	11,241
283,405		Cattles plc	1,726
1,270,131		Challenger Financial Services Group Ltd	2,982
281,980		CharterMac	5,276
967,286		CIT Group, Inc	50,579
275,846	*	CompuCredit Corp	10,604
2,759,292		Countrywide Financial Corp	105,074
31,002	*	Credit Acceptance Corp	841
232,173		Credit Saison Co Ltd	11,008
89,562		D Carnegie AB	1,641
55,842		Delta Financial Corp	550
2,004,946		Deutsche Postbank AG.	144,229
511,268		Doral Financial Corp	3,277
79,393	*	Encore Capital Group, Inc	974
7,825,634		Fannie Mae	376,413
120,766		Federal Agricultural Mortgage Corp (Class C)	3,345
157,477		Financial Federal Corp	4,379
194,196	*	First Cash Financial Services, Inc	3,835
129,976		First Financial Holding Co Ltd	98
128,766		First Marblehead Corp	7,332
4,118,403		Freddie Mac	234,790
30,000		Hitachi Capital Corp	525
146,000		Hong Leong Finance Ltd	303
1,356,810		Hypo Real Estate Holding AG.	82,390

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
425,364		ICAP plc	$3,918
802,125		ICICI Bank Ltd	8,500
249,061		IGM Financial, Inc	9,968
4,918		Infrastructure Development Finance Co Ltd	6
6,151		Intermediate Capital Group plc	153
2,158		Intrum Justitia AB	21
240,839	*	INVESTools, Inc	1,912
109,042		Irish Life & Permanent plc	2,610
7,000		Japan Securities Finance Co Ltd	83
518		Kenedix, Inc	2,252
1,739,000		Kim Eng Holdings Ltd	1,540
1,601		Kotak Mahindra Bank Ltd	9
2,810,300		Krungthai Card PCL	1,230
305,045		MCG Capital Corp	4,850
35,725		Medallion Financial Corp	463
515,360		Mega Financial Holding Co Ltd	381
131,070	*	Nelnet, Inc	5,315
101,728		NGP Capital Resources Co	1,488
4,801,660		Nissin Co Ltd	3,360
449,993	*	Ocwen Financial Corp	5,719
270,600		OMC Card, Inc	3,859
2,320,000		Orient Corp	7,590
1,469		OZ Holding AG.	111
42,786	*	Penson Worldwide, Inc	736
58,653		Perpetual Trustees Australia Ltd	3,188
20,000		Polaris Securities Co Ltd	10
52,550		Promise Co Ltd	3,048
226,446		Provident Financial plc	2,576
52,691		Reliance Capital Ltd	561
3,410		SFCG Co Ltd	776
84,975		SFE Corp Ltd	1,042
2,493,623		SLM Corp	131,963
4,780		SM Investments Corp	19
18,835		Student Loan Corp	3,805
138,000		Taishin Financial Holdings Co Ltd	85
103,720		Takefuji Corp	6,188
88,720		Technology Investment Capital Corp	1,300
108,600		Thanachart Capital PCL	41
30,533	*	United PanAm Financial Corp	928
155,068	*	World Acceptance Corp	5,508
		TOTAL NONDEPOSITORY INSTITUTIONS	2,029,328

NONMETALLIC MINERALS, EXCEPT FUELS - 0.09%
79,027		Aber Diamond Corp	2,431
127,888		AMCOL International Corp	3,370
86,475		Cimsa Cimento Sanayi Ve Ticaret A.S.	351
147,561		Compass Minerals International, Inc	3,682
333,154		Florida Rock Industries, Inc	16,548
299,418		Grupo Mexico S.A. de C.V.	857
3,324,000		Itochu Corp	29,223
22,710		Solvay S.A.	2,612
2,118,100	*	Tiberon Minerals Ltd	5,295
578,358		Vulcan Materials Co	45,112
		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	109,481

OIL AND GAS EXTRACTION - 2.86%
49,848		Aker Kvaerner ASA	4,678
2,224,232		Anadarko Petroleum Corp	106,074
3,100		AOC Holdings, Inc	53

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
4,275,428		Apache Corp	$291,798
56,135	*	Arena Resources, Inc	1,925
189,763	*	Atlas America, Inc	8,503
110,240	*	ATP Oil & Gas Corp	4,622
163,678	*	Atwood Oceanics, Inc	8,118
350,642	*	Aurora Oil & Gas Corp	1,403
1,843,543		Baker Hughes, Inc	150,894
69,971	*	Basic Energy Services, Inc	2,139
202,726		Berry Petroleum Co (Class A)	6,720
7,279,265		BG Group plc	97,273
147,276	*	Bill Barrett Corp	4,361
1,422,468		BJ Services Co	53,001
81,938	*	Bois d'Arc Energy, Inc	1,350
169,362	*	Brigham Exploration Co	1,340
70,885	*	Bronco Drilling Co, Inc	1,481
254,101		Cabot Oil & Gas Corp (Class A)	12,451
152,489	*	Callon Petroleum Co	2,949
1,050,576		Canadian Natural Resources Ltd	58,306
466,663		Canadian Oil Sands Trust	15,106
412,660		Canetic Resources Trust	8,572
117,922	*	Carrizo Oil & Gas, Inc	3,692
398,755	*	Cheniere Energy, Inc	15,551
1,492,229		Chesapeake Energy Corp	45,140
374,665		Cimarex Energy Co	16,111
31,831	*	Clayton Williams Energy, Inc	1,099
8,647,000		CNOOC Ltd	6,902
4,100		CNOOC Ltd (ADR)	330
4,923	*	CNX Gas Corp	148
114,147	*	Complete Production Services, Inc	2,698
245,817	*	Comstock Resources, Inc	7,340
9,300	*	Dana Petroleum plc	194
35,580	*	Dawson Geophysical Co	1,095
223,560		Delta & Pine Land Co	6,573
290,147	*	Delta Petroleum Corp	4,970
536,558	*	Denbury Resources, Inc	16,993
647,513	*	DET Norske Oljeselskap	1,301
2,842,251		Devon Energy Corp	171,700
273,009		Diamond Offshore Drilling, Inc	22,914
55,749	*	Duvernay Oil Corp	1,965
103,872	*	Edge Petroleum Corp	2,075
1,827,101		EnCana Corp	96,571
300,718	*	Encore Acquisition Co	8,068
266,014	*	Endeavour International Corp	636
195,811	*	Energy Partners Ltd	3,711
309,017		Enerplus Resources Fund	17,506
250,618	b,v*	Enron Corp	-	^
766,410		ENSCO International, Inc	35,270
175,546		Ensign Energy Services, Inc	3,621
958,488		Equitable Resources, Inc	32,109
287,455	*	EXCO Resources, Inc	3,277
166,262	*	Exploration Co of Delaware, Inc	1,772
2,772		Expro International Group plc	35
298,363	*	First Calgary Petroleums Ltd	2,656
342,630	*	Forest Oil Corp	11,362
178,457	e*	FX Energy, Inc	824
8,570		GAIL India Ltd	48
1,319		GAIL India Ltd (GDR)	44
450,181	*	Gasco Energy, Inc	2,003
175,878	*	GeoGlobal Resources, Inc	860

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
505,739	*	Global Industries Ltd	$8,446
40,185		GlobalSantaFe Corp	2,321
43,270	*	GMX Resources, Inc	1,338
62,890	*	Goodrich Petroleum Corp	1,785
1,561,494	*	Grey Wolf, Inc	12,024
67,538	*	Gulfport Energy Corp	746
2,834,221		Halliburton Co	210,328
571,849	*	Hanover Compressor Co	10,739
300,967		Harvest Energy Trust	8,988
479,908	*	Harvest Natural Resources, Inc	6,498
452,114	*	Helix Energy Solutions Group, Inc	18,247
244,678		Helmerich & Payne, Inc	14,744
97,076	*	Hercules Offshore, Inc	3,398
168,949	*	Houston Exploration Co	10,338
315,277		Husky Energy, Inc	19,862
2,163	*	Inpex Holdings, Inc	19,111
291,614	*	KCS Energy, Inc	8,661
1,357	*	Key Energy Services, Inc	21
261,174	*	Lundin Petroleum AB	3,163
70,522	*	Mariner Energy, Inc	1,295
134,773	e*	McMoRan Exploration Co	2,372
825,525	*	Meridian Resource Corp	2,889
92,867	*	Metretek Technologies, Inc	1,595
1,076,813	*	National Oilwell Varco, Inc	68,184
1,076,589		Neste Oil Oyj	37,911
756,700	*	Newfield Exploration Co	37,033
511,724	*	Newpark Resources, Inc	3,147
484,284	*	Nexen, Inc	27,391
44,362		Niko Resources Ltd	2,515
30,000		Noble Corp	2,233
2,091,975		Noble Energy, Inc	98,030
11,268		NovaTek OAO (GDR)	496
326,005	*	Oceaneering International, Inc	14,947
51,669		Oil & Natural Gas Corp Ltd	1,244
214,000	*	OPTI Canada, Inc	4,397
200,652	*	Parallel Petroleum Corp	4,958
991,705	*	Parker Drilling Co	7,120
1,240,280		Patterson-UTI Energy, Inc	35,112
243,389		Penn West Energy Trust	9,827
1,000,026		Petro-Canada	47,623
30,623,790		PetroChina Co Ltd (Class H)	32,725
33,900	v*	PetroCorp	-	^
366,394		Petrofund Energy Trust	8,813
337,061	*	PetroHawk Energy Corp	4,247
348,548		Petroleo Brasileiro S.A. (ADR)	31,129
158,429	*	Petroleum Development Corp	5,973
47,144	*	Petroleum Geo-Services ASA	2,659
252,980	*	Petroquest Energy, Inc	3,107
209,922	*	Pioneer Drilling Co	3,241
555,297		Pioneer Natural Resources Co	25,771
352,930	*	Plains Exploration & Production Co	14,308
299,285		Pogo Producing Co	13,797
216,360		Precision Drilling Trust	7,218
1,451,620	*	Pride International, Inc	45,334
3,219	*	PrimeEnergy Corp	248
32,098		ProSafe ASA	1,960
557,400		Provident Energy Trust	6,837
2,680,500		PT Medco Energi Internasional Tbk	1,078
44,300		PTT Exploration & Production PCL	123

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
12,500	v	PTT Exploration & Production PCL (ADR)	$59
100,818	*	Quest Resource Corp	1,366
279,650	*	Quicksilver Resources, Inc	10,294
92,617	*	RAM Energy Resources, Inc	530
595,371		Range Resources Corp	16,188
143,373	*	Remington Oil & Gas Corp	6,304
2,144,200	*	Renewable Energy Corp AS	30,668
21,958	*	Roc Oil Co Ltd	69
284,478	e*	Rosetta Resources, Inc	4,728
472,385		Rowan Cos, Inc	16,812
140,293		RPC, Inc	3,406
2,791,713		Saipem S.p.A.	63,504
902,529		Santos Ltd	8,113
701,872		Schlumberger Ltd	45,699
11,900		Scomi Group Bhd	3
90,277	*	SEACOR Holdings, Inc	7,412
155,738	*	SeaDrill Ltd	2,052
50	v*	Serval Integrated Energy Services	-	^
511,742		Singapore Petroleum Co Ltd	1,634
1,357,670	*	Southwestern Energy Co	42,305
408,017		St. Mary Land & Exploration Co	16,423
176,086	*	Stolt Offshore S.A.	2,681
159,431	*	Stone Energy Corp	7,422
3,178	*	Subsea 7, Inc	51
201,971	*	Sulphco, Inc	1,446
450,428	*	Superior Energy Services	15,270
63,326	*	Superior Well Services, Inc	1,577
42,200		Surgutneftegaz (ADR)	3,105
230,038	*	Swift Energy Co	9,875
246,665	e*	Syntroleum Corp	1,497
2,220,141		Talisman Energy, Inc	38,889
376,463	*	Tetra Technologies, Inc	11,403
448,147	*	TGS Nopec Geophysical Co ASA	7,922
322,151		Tidewater, Inc	15,850
467,089		Todco	19,081
86,101	e*	Toreador Resources Corp	2,422
653,508	*	Total S.A.	8
3,642,070		Total S.A.	239,599
353,052	*	Transmeridian Exploration, Inc	2,012
257,773	*	Transmontaigne, Inc	2,890
28,000	*	Transocean, Inc	2,249
196,452		Trican Well Service Ltd	3,939
51,905	*	Trico Marine Services, Inc	1,765
131,395	e*	Tri-Valley Corp	1,084
70,299	*	Union Drilling, Inc	1,045
321,594	*	Unit Corp	18,295
578,008	*	UTS Energy Corp	3,051
344,120	*	Vaalco Energy, Inc	3,359
358,883	*	Veritas DGC, Inc	18,511
241,434		W&T Offshore, Inc	9,389
287,895	*	Warren Resources, Inc	4,134
50,429	*	Warrior Energy Service Corp	1,227
23	*	Weatherford International Ltd	1
196,230	*	Western Oil Sands, Inc	5,459
170,635	*	W-H Energy Services, Inc	8,673
194,174	*	Whiting Petroleum Corp	8,130
906,561		Woodside Petroleum Ltd	29,635
120,163		WorleyParsons Ltd	1,794
5,622,164		XTO Energy, Inc	248,893
		TOTAL OIL AND GAS EXTRACTION	3,403,128

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
PAPER AND ALLIED PRODUCTS - 0.45%
19	*	Abitibi-Consolidated, Inc	$-	^
543,758		Abitibi-Consolidated, Inc	1,472
16,608		Aracruz Celulose S.A.	87
2,400		Aracruz Celulose S.A. (ADR)	126
454,096		Bemis Co	13,904
55,092		Billerud AB	730
335,976		Bowater, Inc	7,643
197,899	*	Buckeye Technologies, Inc	1,512
106,814	*	Canfor Corp	1,249
184,614	*	Caraustar Industries, Inc	1,662
318,524	*	Cenveo, Inc	5,718
189,365		Chesapeake Corp	3,107
17,600	v	China International Marine Containers Co Ltd	26
284,555	*	Domtar, Inc	1,763
2,949		Empresas CMPC S.A.	81
245,466		Glatfelter	3,896
629,427	*	Graphic Packaging Corp	2,386
157,543		Greif, Inc (Class A)	11,809
60,447		Holmen AB (B Shs)	2,442
2,311,310		International Paper Co	74,655
2,733,124		Kimberly-Clark Corp	168,634
14,574		Kimberly-Clark de Mexico S.A. de C.V.	46
53,000		Kishu Paper Co Ltd	103
20,798		Klabin S.A.	49
370,100		Kokuyo Co Ltd	6,197
305,017		Longview Fibre Co	5,823
1,872		Mayr-Melnhof Karton AG.	301
915,249		MeadWestvaco Corp	25,563
160,838	e*	Mercer International, Inc	1,396
65,000		Mitsubishi Paper Mills Ltd	127
1,027,475		M-real OYJ	5,084
15,762		Nampak Ltd	40
97,619		Neenah Paper, Inc	2,972
2,390		Nippon Paper Group, Inc	9,785
96,177		Norske Skogindustrier ASA	1,410
492,000		OJI Paper Co Ltd	2,802
327,509		Packaging Corp of America	7,212
2,975,210		PaperlinX Ltd	6,897
252,386	*	Playtex Products, Inc	2,632
294,584		Rock-Tenn Co (Class A)	4,699
505,700		Sanrio Co Ltd	7,043
6,488		Sappi Ltd	80
24,600		Sappi Ltd (ADR)	307
85,619		Schweitzer-Mauduit International, Inc	1,854
1,250,239	*	Smurfit-Stone Container Corp	13,678
421,992		Sonoco Products Co	13,356
495,517		Stora Enso Oyj (R Shs)	6,919
300,114		Svenska Cellulosa AB (B Shs)	12,395
1,548,202		Temple-Inland, Inc	66,371
25,400		Uni-Charm Corp	1,404
796,573		UPM-Kymmene Oyj	17,162
228,550		Wausau Paper Corp	2,845
20,000		Yuen Foong Yu Paper Manufacturing Co Ltd	8
		TOTAL PAPER AND ALLIED PRODUCTS	529,462

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
PERSONAL SERVICES - 0.10%
52,808		Angelica Corp	$926
654,475		Cintas Corp	26,022
51,000		Coinmach Service Corp	523
162,689	*	Coinstar, Inc	3,895
142,035		Davis Service Group plc	1,239
121,741		G & K Services, Inc (Class A)	4,176
1,578,354		H&R Block, Inc	37,660
221,081		Jackson Hewitt Tax Service, Inc	6,931
967,900		Kuala Lumpur Kepong Bhd	2,568
6,414		Mcbride plc	21
265,107		Regis Corp	9,440
1,359,389		Service Corp International	11,065
55,254		Unifirst Corp	1,906
347,704		Weight Watchers International, Inc	14,218
		TOTAL PERSONAL SERVICES	120,590

PETROLEUM AND COAL PRODUCTS - 5.12%
112,598		Alon USA Energy, Inc	3,543
328,100		Ashland, Inc	21,884
979	*	Bharat Petroleum Corp Ltd	7
27,414,124		BP plc	319,687
329,527		BP plc (ADR)	22,938
12,993,395		Chevron Corp	806,370
788,764		China Petroleum & Chemical Corp	452
5,700		China Petroleum & Chemical Corp (ADR)	326
8,992,016		ConocoPhillips	589,247
12		Daiseki Co Ltd	-	^
17,755	*	Delek US Holdings, Inc	270
118,505		ElkCorp	3,291
6,495,096	e	ENI S.p.A.	191,263
1,619,176		EOG Resources, Inc	112,274
33,449,610		Exxon Mobil Corp	2,052,134
689,571		Frontier Oil Corp	22,342
98,086	*	Giant Industries, Inc	6,528
254,155	*	Headwaters, Inc	6,496
282,323		Hellenic Petroleum S.A.	3,754
1,339,531		Hess Corp	70,794
273,228		Holly Corp	13,170
801,778		Imperial Oil Ltd	29,401
1,453,372		Kerr-McGee Corp	100,791
74,032		LUKOIL (ADR)	6,159
2,380,238		Marathon Oil Corp	198,274
31,400		Motor Oil Hellas Corinth Refineries S.A.	837
822,190		Murphy Oil Corp	45,928
4,347,002		Occidental Petroleum Corp	445,785
145,895		OMV AG.	8,684
1,500	*	Petrobras Energia Participaciones S.A. (ADR)	17
4,200		PetroChina Co Ltd (ADR)	453
614,847		Petroleo Brasileiro S.A.	12,267
228,456		Petroleo Brasileiro S.A.	5,109
2,600		Petroleo Brasileiro S.A. (ADR)	208
49,300		PGG Wrightson Ltd	67
4,931		Polski Koncern Naftowy Orlen S.A.	82
8,584		Polski Koncern Naftowy Orlen S.A. (GDR)	280
1,930,605		Premier Farnell plc	6,329
199,800		PTT PCL	1,183
1,534,302		Repsol YPF S.A.	43,925
6,583,193		Royal Dutch Shell plc (A Shares)	221,602
3,516,772		Royal Dutch Shell plc (B Shares)	122,999

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
63		Samir	$6
347,537		Shell Canada Ltd	12,969
2,000		Shell Refining Co	5
483,800		Showa Shell Sekiyu KK	5,684
10,629		SK Corp	684
2,620		S-Oil Corp	185
679,639		Statoil ASA	19,278
1,257,000	*	Suncor Energy, Inc	101,830
989,528		Suncor Energy, Inc	80,383
744,194		Sunoco, Inc	51,565
14,294		Tatneft (ADR)	1,101
520,550		Tesoro Corp	38,708
179,000		TonenGeneral Sekiyu KK	1,842
1,445		Tupras Turkiye Petrol Rafine	24
2,410	*	Unipetrol	22
4,034,588		Valero Energy Corp	268,381
102,109		WD-40 Co	3,428
80,093		Western Refining, Inc	1,728
		TOTAL PETROLEUM AND COAL PRODUCTS	6,084,973

PIPELINES, EXCEPT NATURAL GAS - 0.02%
909,784	e	TransCanada Corp	26,056
		TOTAL PIPELINES, EXCEPT NATURAL GAS	26,056

PRIMARY METAL INDUSTRIES - 1.28%
71,936		Acerinox S.A.	1,247
17,000		Aichi Steel Corp	121
667,136	*	AK Steel Holding Corp	9,226
21,792		Alcan, Inc	1,030
808,624	*	Alcan, Inc	38,021
3,684,459		Alcoa, Inc	119,229
181,421	*	Aleris International, Inc	8,318
185,112		Algoma Steel, Inc	5,901
580,110		Allegheny Technologies, Inc	40,167
14,000		Angang New Steel Co Ltd	13
588,834		Arcelor	28,415
25,123		Bekaert S.A.	2,412
277,212		Belden CDT, Inc	9,162
6,687,435		BHP Billiton plc	129,748
1,003,713		BlueScope Steel Ltd	5,928
326,981		Boehler-Uddeholm AG.	17,874
114,078	*	Brush Engineered Materials, Inc	2,379
133,746		Carpenter Technology Corp	15,448
86,000		Catcher Technology Co Ltd	911
136,974	*	Century Aluminum Co	4,889
134,701	*	Chaparral Steel Co	9,701
1,597,000		China Steel Corp	1,583
2,284		Cia Siderurgica Nacional S.A.	73
3,300		Cia Siderurgica Nacional S.A. (ADR)	106
382,401	*	CommScope, Inc	12,015
10,114,051	*	Corning, Inc	244,659
3,122,968		Corus Group plc	26,368
4,086		Cumerio	82
567		Daewoo International Corp	20
424,000		Daido Steel Co Ltd	3,331
650		Dongkuk Steel Mill Co Ltd	11
162,000		Dowa Mining Co Ltd	1,434
3,127		EL Ezz Aldekhela Steel Alexandria	486
498	*	El Ezz Steel Rebars SAE	3

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
128,677	*	Encore Wire Corp	$4,625
3,253		Eregli Demir ve Celik Fabrikalari TAS	15
956,000		Fujikura Ltd	10,562
711,100		Furukawa Electric Co Ltd	4,603
306,577	*	General Cable Corp	10,730
26,167	*	Generale Industrie Metallurgiche S.p.A.	23
78,438		Gerdau S.A.	969
8,699		Gerdau S.A.	131
7,050		Gerdau S.A. (ADR)	105
188,456		Gibraltar Industries, Inc	5,465
21,000		Godo Steel Ltd	126
4,600	*	Grupo Simec S.A. de C.V. (ADR)	36
1,600		Highveld Steel and Vanadium Corp Ltd (ADR)	17
330,992		Hindalco Industries Ltd	1,262
2,531,000		Hitachi Cable Ltd	11,735
49,859		Hoganas AB (B Shares)	1,239
257,446		Hubbell, Inc (Class B)	12,267
140,770		Industrias Penoles S.A. de C.V.	910
132,284		IPSCO, Inc	12,712
1,208,000		Jiangxi Copper Co Ltd	1,120
186,813		Johnson Matthey plc	4,585
42,017		KGHM Polska Miedz S.A.	1,424
1,929		KGHM Polska Miedz S.A. (GDR)	131
4,150,151		Kobe Steel Ltd	12,997
1,242,489	*	Lone Star Technologies, Inc	67,119
30,000		Maanshan Iron & Steel	10
195,866		Matthews International Corp (Class A)	6,752
232,402	*	Maverick Tube Corp	14,685
5,256,000		Mitsubishi Materials Corp	22,437
34,000		Mitsubishi Shindoh Co Ltd	105
15,000		Mitsubishi Steel Manufacturing Co Ltd	82
343,000		Mitsui Mining & Smelting Co Ltd	2,025
58		Mittal Steel Co NV	2
3,489		Mittal Steel South Africa Ltd	37
220,531		Mueller Industries, Inc	7,284
274,000		Nippon Light Metal Co Ltd	750
13,878,793		Nippon Steel Corp	52,570
4,275,876		Nisshin Steel Co Ltd	13,765
1,461,073		Norsk Hydro ASA	38,742
100,430		Novelis, Inc	2,155
189,264	*	NS Group, Inc	10,425
2,192,700		Nucor Corp	118,954
36,612		Olympic Steel, Inc	1,296
1,684,499		OneSteel Ltd	5,094
295,136	*	Oregon Steel Mills, Inc	14,952
39,091		Outokumpu Oyj	915
738		PKC Group Oyj	12
5,270		Poongsan Corp	107
17,883		POSCO	4,797
9,900		POSCO (ADR)	662
582,568		Precision Castparts Corp	34,814
422,129		Quanex Corp	18,181
134,540	*	RTI International Metals, Inc	7,513
172,000		S Science Co Ltd	65
45,508		Salzgitter AG.	3,862
128,477		Schnitzer Steel Industries, Inc (Class A)	4,558
7,900	v	Siderar SAIC (ADR)	423
350		Sonasid	73
285,131		Steel Dynamics, Inc	18,745

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
117,843		Steel Technologies, Inc	$2,291
1,142,591		Sumitomo Electric Industries Ltd	16,752
5,367,384		Sumitomo Metal Industries Ltd	22,162
1,735,067		Sumitomo Metal Mining Co Ltd	22,645
114,969	*	Superior Essex, Inc	3,441
32,198		Tenaris S.A. (ADR)	1,304
176,823		Texas Industries, Inc	9,389
252,319		ThyssenKrupp AG.	8,637
385,941	e*	Titanium Metals Corp	13,269
13,800		Toho Titanium Co Ltd	746
64,700		Tokyo Steel Manufacturing Co Ltd	1,418
273,000		Tori Holdings Co Ltd	119
177,812		Tredegar Corp	2,813
844,108		United States Steel Corp	59,189
34,213		Usinas Siderurgicas de Minas Gerais S.A.	1,228
95,079		Viohalco S.A.	871
189,860		Voestalpine AG.	28,840
1,926,150		Walsin Lihwa Corp	827
44,591	*	Wheeling-Pittsburgh Corp	887
461,299		Worthington Industries, Inc	9,664
6,700		Yamato Kogyo Co Ltd	150
		TOTAL PRIMARY METAL INDUSTRIES	1,518,710

PRINTING AND PUBLISHING - 0.60%
234,451	*	ACCO Brands Corp	5,134
1,059		Agora S.A.	12
2,082		Agora S.A. (GDR)	22
684,644		American Greetings Corp (Class A)	14,384
176,839		APN News & Media Ltd	667
46,421		Arnoldo Mondadori Editore S.p.A.	448
232,800		Asia Securities Printing Co Ltd	2,206
158,653		Banta Corp	7,350
533,003		Belo (A.H.) Corp Series A	8,315
231,249		Bowne & Co, Inc	3,307
13,358		Caltagirone Editore S.p.A	113
148,710	*	Consolidated Graphics, Inc	7,742
60,523		Courier Corp	2,422
37,171		CSS Industries, Inc	1,069
208,400		Dai Nippon Printing Co Ltd	3,227
259,205		Daily Mail & General Trust	2,944
150,484		De La Rue plc	1,521
7,205	*	Dogan Yayin Holding	24
323,257		Dow Jones & Co, Inc	11,317
426,352	*	Dun & Bradstreet Corp	29,708
120,993		Emap plc	1,906
198,066		Eniro AB	2,083
147,912		Ennis, Inc	2,911
346,768		EW Scripps Co	14,960
1,530,493		Gannett Co, Inc	85,600
369,961		Harte-Hanks, Inc	9,486
375,440		Hollinger International, Inc	3,015
5,334	*	Ihlas Holding	2
620,397		Independent News & Media plc	1,817
729,193		John Fairfax Holdings Ltd	2,032
291,500		John H Harland Co	12,680
310,342		John Wiley & Sons, Inc (Class A)	10,303
208,642		Journal Communications, Inc	2,345
383,573		Journal Register Co	3,437
311,643		Lee Enterprises, Inc	8,399

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
140,013	e*	Martha Stewart Living Omnimedia, Inc (Class A)	$2,340
307,513	e	McClatchy Co (Class A)	12,337
2,879,908		McGraw-Hill Cos, Inc	144,658
128,233		Media General, Inc (Class A)	5,372
429,083		Meredith Corp	21,257
607,328		New York Times Co (Class A)	14,904
45,896		PagesJaunes Groupe S.A.	1,441
459,804		Pearson plc	6,263
167,105	*	Playboy Enterprises, Inc (Class B)	1,668
169,507	e*	Presstek, Inc	1,578
943,812	*	Primedia, Inc	1,727
63,790	*	Private Media Group Ltd	284
115,756		Quebecor World, Inc	1,291
285,020		R.H. Donnelley Corp	15,411
917,664		R.R. Donnelley & Sons Co	29,319
583,190		Reader's Digest Association, Inc (Class A)	8,141
480,843		Reed Elsevier NV	7,230
649,418		Reed Elsevier plc	6,558
77,710		Schawk, Inc	1,360
18,933		Schibsted ASA	505
209,714	*	Scholastic Corp	5,446
524,206		SCMP Group Ltd	177
1,576,447		Singapore Press Holdings Ltd	4,107
3,769		SR Teleperformance	151
102,657		Standard Register Co	1,216
6,600		Star Publications Malaysia Bhd	6
464,158	e	Thomson Corp	17,951
1,271,000		Toppan Printing Co Ltd	14,387
1,453,120	e	Tribune Co	47,125
115,527		Trinity Mirror plc	1,043
21,848	*	Triple Crown Media, Inc	189
160,026		United Business Media plc	1,917
304,998	*	Valassis Communications, Inc	7,195
193,206	*	VistaPrint Ltd	5,166
24,664		Washington Post Co (Class B)	19,238
148,885		Wolters Kluwer NV	3,516
3,156,771		Yell Group plc	29,865
315,303		Yellow Pages Income Fund	4,565
		TOTAL PRINTING AND PUBLISHING	709,812

RAILROAD TRANSPORTATION - 0.65%
2,080,428		Burlington Northern Santa Fe Corp	164,874
1,192,069	*	Canadian National Railway Co	52,266
390,547		Canadian Pacific Railway Ltd	19,986
941		Central Japan Railway Co	9,384
1,642,932		CSX Corp	115,728
6,456		East Japan Railway Co	48,004
343,755		Firstgroup plc	2,982
185,001		Florida East Coast Industries	9,681
250,252	*	Genesee & Wyoming, Inc (Class A)	8,876
26,000		Guangshen Railway Co Ltd	10
1,700		Guangshen Railway Co Ltd (ADR)	32
47,665	*	Jarvis plc	56
366,402	*	Kansas City Southern Industries, Inc	10,149
3,627,733		Norfolk Southern Corp	193,068
403,000		Odakyu Electric Railway Co Ltd	2,602
1,353,840		Union Pacific Corp	125,853
2,352		West Japan Railway Co	9,773
		TOTAL RAILROAD TRANSPORTATION	773,324

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
REAL ESTATE - 0.57%
103,200		Aeon Mall Co Ltd	$4,342
5,803		Africa Israel Investments Ltd	273
1,794,000		Agile Property Holdings Ltd	1,074
303,721	*	Alderwoods Group, Inc	5,910
70,045		Allan Gray Property Trust	47
1,232,000		Allgreen Properties Ltd	982
134		Arealink Co Ltd	94
494,550		Ascendas Real Estate Investment Trust	600
2,735		Ayala Corp	19
7,324,303		Ayala Land, Inc	1,585
2,090		Babis Vovos International Construction S.A.	48
14,072,000		Beijing Capital Land Ltd	4,122
209,609		Bovis Homes Group plc	3,113
1,506,636		British Land Co plc	35,195
253,703		Brixton plc	2,249
157,103		Brookfield Properties Co	5,004
128,400	*	Brookfield Properties Corp	4,131
50,210	*	California Coastal Communities, Inc	1,607
3,881,587		CapitaLand Ltd	11,046
578		Capona AB	9
257,260		Castellum AB	2,634
15,000	*	Cathay Real Estate Development Co Ltd	11
1,319,590	*	CB Richard Ellis Group, Inc	32,858
1,044,704		Centro Properties Group	5,193
12,053,166	*	Champion Real Estate Investment Trust	5,975
1,784,607		Cheung Kong Holdings Ltd	19,335
214,000		China Overseas Land & Investment Ltd	130
90,000		China Resources Land Ltd	49
1,015,780		City Developments Ltd	6,006
12,349		Cofinimmo	2,135
33,553		Consolidated-Tomoka Land Co	1,850
96,059		Corio NV	5,973
748		Countrywide plc	7
3,038		Crest Nicholson	29
2,278		Cyrela Brazil Realty S.A.	38
158,000		Daibiru Corp	1,754
1,711,328		DB RREEF Trust	1,863
2,470		Derwent Valley Holdings plc	72
172,283	*	Desarrolladora Homex S.A. de C.V.	943
300		Diamond City Co Ltd	12
40,859		Fadesa Inmobiliaria S.A.	1,401
14,406,664		Far East Consortium	6,167
356,923		Forest City Enterprises, Inc (Class A)	17,814
10,340		Gecina S.A.	1,354
486	*	Globe Trade Centre S.A.	40
610		Goldcrest Co Ltd	30
2,584		Guangzhou R&F Properties Co Ltd	12
32,000		Guocoland Ltd	49
720,669		Hammerson plc	15,782
2,087,000		Hang Lung Group Ltd	4,514
2,739,100		Hang Lung Properties Ltd	4,902
1,493,318		Henderson Land Development Co Ltd	7,758
594,000		Hopewell Holdings	1,675
7,274		Hopson Development Holdings Ltd	15
91,343	e*	Housevalues, Inc	633
2,837,754		Hysan Development Co Ltd	8,001
13,100		IGB Corp Bhd	5

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
336,097	*	IMMOFINANZ Immobilien Anlagen AG.	$3,730
28,847		Inmobiliaria Colonial S.A.	2,291
1,047,122		Investa Property Group	1,704
86,100		IOI Properties Bhd	189
7,600	*	IRSA Inversiones y Representaciones S.A. (GDR)	85
71,718		IVG Immobilien AG.	2,166
95,000	*	J Bridge Corp	502
500		Japan General Estate Co Ltd	10
1,300		Joint Corp	42
213,316		Jones Lang LaSalle, Inc	18,676
1,186,179		Kerry Properties Ltd	4,039
17,766		Klepierre	2,057
3,263		Klovern AB	10
218,355		Kungsleden AB	2,561
33,200		Land and Houses PCL	6
94,600		Leopalace21 Corp	3,269
212,349		Liberty International plc	4,183
1,055,691		Macquarie Goodman Group	4,706
4,475,100	*	Malaysian Resources Corp Bhd	938
1,506		McInerney Holdings plc	21
63,001		Metrovacesa S.A.	5,687
124,952	e	MI Developments, Inc	4,253
549,888		Mirvac Group	1,777
1,693,448		Mitsubishi Estate Co Ltd	35,998
1,086,198		Mitsui Fudosan Co Ltd	23,612
223,000	*	Musashino Kogyo Co Ltd	591
22,000		New World China Land Ltd	8
6,037,795		New World Development Ltd	9,950
871		Nexity	51
109		Nordicom A/S	19
3,419	*	NorGani Hotels ASA	35
191,651		ORIX Corp	46,859
30,749		Orleans Homebuilders, Inc	500
6,340		Risa Partners, Inc	25,290
13,753		Risanamento S.p.A.	105
2,794		Shaftesbury plc	27
19,154,000		Shanghai Real Estate Ltd	3,502
3,138,000		Shenzhen Investment Ltd	848
224,950		Shoei Co Ltd	6,828
62,000		Shun TAK Holdings Ltd	81
81,720		Singapore Land Ltd	326
1,888,859		Sino Land Co	3,015
353,819		Slough Estates plc	4,002
16,500		SP Setia Bhd	17
342,728	e	St. Joe Co	15,951
660,437		Stewart Enterprises, Inc (Class A)	3,797
46,543	v	Stockland	239
2,463,565		Stockland Trust Group	12,849
2,052,689		Sumitomo Realty & Development Co Ltd	50,637
1,576,429		Sun Hung Kai Properties Ltd	16,075
110,000		Suruga Corp	8,660
30,000		Thomas Properties Group, Inc	353
234,000		TOC Co Ltd	1,240
1,969,000		Tokyo Tatemono Co Ltd	21,117
1,107,000		Tokyu Land Corp	8,628
1,100		Tokyu Livable, Inc	70
202,388	*	Trammell Crow Co	7,118
129,129		Unibail	22,505
19,618		Unite Group plc	146

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
13,317,000		United Industrial Corp Ltd	$12,463
919		Vastned Retail NV	75
1,355		Wallenstam Byggnads AB	18
16,821		Wereldhave NV	1,636
2,404,076		Westfield Group	30,953
50,450		Wihlborgs Fastigheter AB	868
2,939,333		Wing Tai Holdings Ltd	2,639
33,866	e*	ZipRealty, Inc	287
		TOTAL REAL ESTATE	681,359

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.24%
21,153	*	AEP Industries, Inc	707
91,599		Ansell Ltd	658
89,574	*	Applied Films Corp	2,552
1,364,030		Bridgestone Corp	26,311
18,000		Cheng Shin Rubber Industry Co Ltd	16
394,897		Continental AG.	40,354
374,125	e	Cooper Tire & Rubber Co	4,168
78,945	*	Deckers Outdoor Corp	3,044
140,000		Denki Kagaku Kogyo KK	583
82,000		Formosa Chemicals & Fibre Corp	127
1,178,069	*	Goodyear Tire & Rubber Co	13,077
3,010		Hankook Tire Co Ltd	35
321,055	*	Jarden Corp	9,776
506,203		Michelin (C.G.D.E.) (Class B)	30,421
1,394,659		Newell Rubbermaid, Inc	36,024
817,500		Nifco, Inc	16,198
169,979		Nokian Renkaat Oyj	2,234
768		Nolato AB	8
6,615,710		Pirelli & C S.p.A.	5,756
6,418,500		PT Gajah Tunggal Tbk	360
67,180		PW Eagle, Inc	2,032
197,738	*	Ryanair Holdings plc	1,795
177,762		Schulman (A.), Inc	4,069
445,546		Sealed Air Corp	23,204
216,240	*	Skechers U.S.A., Inc (Class A)	5,214
346,997		Spartech Corp	7,842
2,698,000		Sumitomo Bakelite Co Ltd	25,348
112,545		Titan International, Inc	2,106
69,604	e*	Trex Co, Inc	1,802
493,315		Tupperware Corp	9,713
21,097		Uponor Oyj	571
3,705		Viscofan S.A.	55
174,926		West Pharmaceutical Services, Inc	6,346
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	282,506

SECURITY AND COMMODITY BROKERS - 2.37%
404,839		A.G. Edwards, Inc	22,396
1,553,221		Ameriprise Financial, Inc	69,382
394,634		Australian Stock Exchange Ltd	9,552
887,776		Babcock & Brown Ltd	14,306
35,692		Banca Finnat Euramerica S.p.A.	47
2,324		Bank Pekao S.A.	139
2,093		Bank Pekao S.A. (GDR)	128
686,731		Bear Stearns Cos, Inc	96,197
67,376	e	BKF Capital Group, Inc	421
98,410		BlackRock, Inc	13,696
202,729		Calamos Asset Management, Inc (Class A)	5,877
154,849	e*	Cbot Holdings, Inc	18,518

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
6,138,340		Charles Schwab Corp	$98,091
180,457		Chicago Mercantile Exchange Holdings, Inc	88,631
10,000	*	China Everbright Ltd	6
75,207		Cohen & Steers, Inc	1,775
28,000		Cosmo Securities Co Ltd	54
154,470		Daewoo Securities Co Ltd	2,377
1,130		Daishin Securities Co Ltd	21
2,207,977		Daiwa Securities Group, Inc	26,345
90,617		Deutsche Boerse AG.	12,340
2,461,569	*	E*Trade Financial Corp	56,173
940		E*Trade Securities Co Ltd	1,258
597,878		Eaton Vance Corp	14,923
75,189		Euronext NV	7,047
574,664		Federated Investors, Inc (Class B)	18,102
1,272,437		Franklin Resources, Inc	110,460
43,365		GAMCO Investors, Inc	1,594
60,200	*	GFI Group, Inc	3,248
2,335,169		Goldman Sachs Group, Inc	351,279
131,490		Greenhill & Co, Inc	7,989
79,700		Hana Financial Group, Inc	3,747
35,848		Hellenic Exchanges S.A.	577
2,615,970		Hong Kong Exchanges and Clearing Ltd	16,823
50,760		Hyundai Securities Co	583
173,164		Indiabulls Financial Services Ltd	1,000
112,790	*	IntercontinentalExchange, Inc	6,535
200,743		International Securities Exchange, Inc	7,642
252,591	*	Investment Technology Group, Inc	12,847
445,400		iShares Asia Trust - iShares FTSE/Xinhua A50 China Tracker	3,616
974,932		Janus Capital Group, Inc	17,451
873,549		Jefferies Group, Inc	25,883
723,319	*	Knight Capital Group, Inc	11,016
15,820		Korea Investment Holdings Co Ltd	517
343,867	e*	LaBranche & Co, Inc	4,164
22,626	*	Ladenburg Thalmann Financial Services, Inc	23
343,946		Lazard Ltd	13,895
15,374,639		Legal & General Group plc	36,469
603,403		Legg Mason, Inc	60,051
3,671,838		Lehman Brothers Holdings, Inc	239,220
167,419		London Stock Exchange Group plc	3,524
364,611		Macquarie Bank Ltd	18,691
147,542	*	MarketAxess Holdings, Inc	1,624
6,800		Marusan Securities Co Ltd	104
72,400		Matsui Securities Co Ltd	686
5,108,431		Merrill Lynch & Co, Inc	355,343
199		Mirae Asset Securities Co Ltd	11
1,321,600		Mitsubishi Securities Co	17,064
8,228,095		Morgan Stanley	520,098
75,065	*	Morningstar, Inc	3,114
531,599	*	Nasdaq Stock Market, Inc	15,895
751,900		Nikko Cordial Corp	9,629
5,075,856		Nomura Holdings, Inc	95,243
23,000		Numis Corp plc	116
331,852		Nuveen Investments, Inc	14,286
230,166	e*	NYSE Group, Inc	15,762
123,895		OMX AB	2,219
180,988		optionsXpress Holdings, Inc	4,219
517,000	v*	Peregrine Investment Holdings	-	^
157,530	*	Piper Jaffray Cos	9,643
785,143		Raymond James Financial, Inc	23,766

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
13,989		Record Investments Ltd	$128
1,670		Samsung Securities Co Ltd	90
77,691		Sanders Morris Harris Group, Inc	1,174
28,072		SBI Holdings, Inc	12,401
101,731		Schroders plc	1,900
364,941		SEI Investments Co	17,838
5,237,000		Shinko Securities Co Ltd	22,173
1,706,600		Singapore Exchange Ltd	3,799
48,120	*	Stifel Financial Corp	1,699
86,719		SWS Group, Inc	2,092
1,522,409		T Rowe Price Group, Inc	57,562
1,725,183		TD Ameritrade Holding Corp	25,550
42,973	*	Thomas Weisel Partners Group, Inc	817
1,087	*	Tong Yang Investment Bank	14
387,637	*	Tower Ltd	814
216,440		TSX Group, Inc	8,719
8,746		Value Line, Inc	374
1,670,691		Waddell & Reed Financial, Inc (Class A)	34,349
2,940		Woori Investment & Securities Co Ltd	62
5,838,822		Yuanta Core Pacific Securities Co	3,859
		TOTAL SECURITY AND COMMODITY BROKERS	2,820,882

SOCIAL SERVICES - 0.02%
172,831	*	Bright Horizons Family Solutions, Inc	6,514
99,305	*	Capital Senior Living Corp	1,021
71,465	*	Providence Service Corp	1,946
122,345	*	Res-Care, Inc	2,447
303,632		Vedior NV	6,375
		TOTAL SOCIAL SERVICES	18,303

SPECIAL TRADE CONTRACTORS - 0.05%
23,292		Alico, Inc	1,284
192,628	*	AsiaInfo Holdings, Inc	826
514		Asian Paints Ltd	7
12,243	*	Carso Infraestructura y Construccion S.A. de C.V.	7
166,280		Chemed Corp	9,067
171,231		Chicago Bridge & Iron Co NV	4,135
279,457		Comfort Systems USA, Inc	3,994
71,000		COMSYS Holdings Corp	877
267,517	*	Dycom Industries, Inc	5,695
255,019	*	EMCOR Group, Inc	12,412
152,995	*	Insituform Technologies, Inc (Class A)	3,502
55,609	*	Integrated Electrical Services, Inc	972
27,117		KCI Konecranes Oyj	488
179,000		Kinden Corp	1,536
26,051		Kone Oyj	1,083
12,000		Kyowa Exeo Corp	155
60,179	*	Layne Christensen Co	1,706
588,162	*	Quanta Services, Inc	10,193
		TOTAL SPECIAL TRADE CONTRACTORS	57,939

STONE, CLAY, AND GLASS PRODUCTS - 0.41%
698		Adana Cimento	3
5,807		Akcansa Cimento A.S.	23
40,551	b,e,v*	Anchor Glass Container Corp	-	^
162,994		Apogee Enterprises, Inc	2,396
367,000		Asahi Glass Co Ltd	4,658
1,362,000		Asia Cement Corp	1,022
6,899		Associated Cement Co Ltd	117

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
152,539	*	Cabot Microelectronics Corp	$4,623
113,385		CARBO Ceramics, Inc	5,571
260,873	*	Cemex S.A. de C.V.	1,500
4,164	*	Cemex S.A. de C.V. (ADR)	237
111,000		Central Glass Co Ltd	661
71,619		Cimpor Cimentos de Portugal S.A.	477
343,332		Compagnie de Saint-Gobain	24,540
5,429		Consol Ltd	10
74,141		Cookson Group plc	720
231,150		CRH plc	7,513
3,256		Dyckerhoff AG.	122
288,548		Eagle Materials, Inc	13,706
25,381	*	Epcos AG.	358
156,237		FLSmidth & Co A/S (B Shs)	5,892
709,919		Gentex Corp	9,939
12,270,000	*	Goldsun Development & Construction Co Ltd	5,552
1,219	*	Grasim Industries Ltd	51
78,106		Grupo Carso S.A. de C.V.	185
448,326		Gujarat Ambuja Cements Ltd	968
2,540,494		Hanson plc	30,847
28,360	v*	HeidelbergCement AG.	-	^
1,611,303		Holcim Ltd	123,248
75		Holcim Maroc S.A.	16
347,791		Italcementi S.p.A.	8,796
275,819		James Hardie Industries NV	1,578
286,000		Krosaki Harima Corp	1,158
31		Lafarge Ciments	14
20,600		Lafarge Malayan Cement Bhd	4
250,205		Lafarge S.A.	31,401
77,307		Libbey, Inc	568
7,253		Marshalls plc	42
2,738,500		NGK Insulators Ltd	32,053
297,000		Nippon Sheet Glass Co Ltd	1,652
3,261,262	*	Owens-Illinois, Inc	54,659
13,193	v*	Paragon Trade Brands, Inc	-	^
236		Pretoria Portland Cement Co Ltd	12
16,000		PT Indocement Tunggal Prakarsa Tbk	7
158,500		PT Semen Gresik Persero Tbk	407
198,440	e*	RHI AG.	6,420
3,354,696		Rinker Group Ltd	40,850
75,126		Rinker Group Ltd (ADR)	4,554
10,200		Siam Cement PCL	62
4,400		Siam Cement PCL	25
2,000		Siam City Cement PCL	12
8,269,000		Sumitomo Osaka Cement Co Ltd	25,462
1,304,000		Taiheiyo Cement Corp	4,814
203,250		Taiwan Cement Corp	149
20,000		Taiwan Glass Industrial Corp	16
178,000		Toto Ltd	1,704
1,469		Trakya Cam Sanayi A.S.	4
4,992	*	Turk Sise ve Cam Fabrikalari A.S.	14
1,932,600		UBE Industries Ltd	5,596
530		Ultra Tech Cement Ltd	9
182,050	*	US Concrete, Inc	2,012
263,004	b*	USG Corp	19,181
34,126		Wienerberger AG.	1,621
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	489,811

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
TEXTILE MILL PRODUCTS - 0.01%
9,651		Alfa S.A. de C.V.	$48
27,680		Cheil Industries, Inc	966
33,381	*	Dixie Group, Inc	444
257,200		Far Eastern Textile Co Ltd	210
216,000		Formosa Taffeta Co Ltd	113
280,000		Fountain SET Holdings	95
420	*	Hyosung Corp	7
18,000		Kurabo Industries Ltd	57
85,291		Oxford Industries, Inc	3,361
427,000		Seiren Co Ltd	5,790
1,946,000		Texwinca Holdings Ltd	1,303
652,000		Weiqiao Textile Co	835
85,894		Xerium Technologies, Inc	809
		TOTAL TEXTILE MILL PRODUCTS	14,038

TOBACCO PRODUCTS - 1.22%
233,062		Altadis S.A.	11,014
16,601,357		Altria Group, Inc	1,219,038
4,200		British American Tobacco Malaysia Bhd	45
3,356,135		British American Tobacco plc	84,544
385		Eastern Tobacco	20
677,730		Imperial Tobacco Group plc	20,921
554,998		ITC Ltd	2,199
9,845		Japan Tobacco, Inc	35,913
417,885		Loews Corp (Carolina Group)	21,467
21		Philip Morris CR	11
2,726		Souza Cruz S.A.	41
512,528		Swedish Match AB	8,253
153,813		Universal Corp	5,725
745,942		UST, Inc	33,709
191,070	e	Vector Group Ltd	3,105
		TOTAL TOBACCO PRODUCTS	1,446,005

TRANSPORTATION BY AIR - 0.56%
568,218	*	ABX Air, Inc	3,432
259,494	*	ACE Aviation Holdings, Inc	7,268
82,000		Air China Ltd (Class H)	34
750,889		Air France-KLM	17,647
61,102	*	Air Methods Corp	1,600
11,400	*	AirAsia Bhd	5
14,400		Airports of Thailand PCL	21
1,176,344	*	Airtran Holdings, Inc	17,480
245,503	*	Alaska Air Group, Inc	9,678
376,000		All Nippon Airways Co Ltd	1,447
1,858,902	*	AMR Corp	47,253
107,626	*	Asiana Airlines	760
84,368	*	Atlas Air Worldwide Holdings, Inc	4,137
1,341,276		Auckland International Airport Ltd	1,776
948,567		BAA plc	16,369
410,491		BBA Group plc	2,006
104,000		Beijing Capital International Airport Co Ltd	66
139,641	*	Bristow Group, Inc	5,027
4,253,699	*	British Airways plc	26,966
639,000		Cathay Pacific Airways Ltd	1,119
17,000		China Airlines	8
1,000		China Eastern Airlines Corp Ltd (ADR)	14
18,000	*	China Southern Airlines Co Ltd	4
1,400	*	China Southern Airlines Co Ltd (ADR)	16
682,125	*	Continental Airlines, Inc (Class B)	20,327

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
762,308		Deutsche Lufthansa AG.	$14,036
309,139	*	EGL, Inc	15,519
20,000		Eva Airways Corp	9
264,113	*	ExpressJet Holdings, Inc	1,825
1,751,364		FedEx Corp	204,664
7,835		Flughafen Wien AG.	598
191,464	b,e*	FLYi, Inc	2
277,292	*	Frontier Airlines Holdings, Inc	1,999
1,844		Gol Linhas Aereas Inteligentes S.A.	66
7,400		Gol Linhas Aereas Inteligentes S.A. (ADR)	263
12,525		Grupo Aeroportuario del Sureste S.A. de C.V.	42
4,800		Grupo Aeroportuario del Sureste S.A. de C.V. (ADR)	161
4,800		Hong Kong Aircraft Engineering	56
403,051		Iberia Lineas Aereas de Espana	1,041
367,000	*	Japan Airlines Corp	921
288		Jet Airways India Ltd	4
2,174,191	e*	JetBlue Airways Corp	26,395
4,370		Korean Air Lines Co Ltd	161
117,600		Lan Airlines S.A.	767
3,700		Lan Airlines S.A. (ADR)	120
2,800,988		Macquarie Airports	6,389
42,734	*	MAIR Holdings, Inc	265
4,100		Malaysian Airline System Bhd	3
203,652	*	Mesa Air Group, Inc	2,006
43,442	*	PHI, Inc	1,442
112,585	*	Pinnacle Airlines Corp	793
545,671		Qantas Airways Ltd	1,200
136,981	*	Republic Airways Holdings, Inc	2,331
17,797	*	Ryanair Holdings plc (ADR)	938
2,775,464		SABMiller plc	50,025
116,588	*	SAS AB	1,226
842,928		Singapore Airlines Ltd	6,770
727,034		Skywest, Inc	18,031
5,701,643		Southwest Airlines Co	93,336
96	v*	Swissair Group	-	^
4,884		Tam S.A.	134
8,800		Thai Airways International PCL	9
17,100		Thai Airways International PCL	18
2,000		Transmile Group Bhd	7
460,000		Travelsky Technology Ltd	527
756	*	Turk Hava Yollari	3
139,811	*	UAL Corp	4,337
6,700	b,e,v*	UAL Corp	-	^
609		Unique Zurich Airport	133
488,823	*	US Airways Group, Inc	24,705
		TOTAL TRANSPORTATION BY AIR	667,737

TRANSPORTATION EQUIPMENT - 3.10%
307,732		A.O. Smith Corp	14,266
209,875	*	AAR Corp	4,666
85,141	*	Accuride Corp	1,062
127,772	*	Aftermarket Technology Corp	3,175
1,875		Aker Yards AS	132
255,442		American Axle & Manufacturing Holdings, Inc	4,371
52,298		American Railcar Industries, Inc	1,732
145,896		Arctic Cat, Inc	2,846
208,305	*	Armor Holdings, Inc	11,421
516,889		ArvinMeritor, Inc	8,885
118,105		Ashok Leyland Ltd	96

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
1,500,000		Austal Ltd	$3,332
1,068,905		Autoliv, Inc	60,468
211,538	*	Aviall, Inc	10,052
2,219		Bajaj Auto Ltd	132
838		Bajaj Auto Ltd (GDR)	49
1		Bayerische Motoren Werke AG.	-	^
5,771,155		Boeing Co	472,715
1	*	Bombardier, Inc	-	^
1,947,397	*	Bombardier, Inc (Class B)	5,446
36,000	*	Brilliance China Automotive Holdings Ltd	6
3,300	*	Brilliance China Automotive Holdings Ltd (ADR)	56
429,322		Brunswick Corp	14,275
2,822,000		Calsonic Kansei Corp	18,021
18,000		China Motor Corp	18
320,614		Clarcor, Inc	9,551
94,331		Coachmen Industries, Inc	1,126
432,767		Cobham plc	1,337
94,410	*	Comtech Group, Inc	1,051
1,769,125		Cosco Corp Singapore Ltd	1,410
2,990		Daewoo Shipbuilding & Marine Engineering Co Ltd	88
2,290,515	e	DaimlerChrysler AG.	113,138
139,053		DaimlerChrysler AG.	6,864
7,900	b	Dana Corp	21
394,157	e*	Delphi Corp	670
1,262,187		Denso Corp	41,294
868		D'ieteren S.A.	280
21,412	*	Dorman Products, Inc	252
616		Elbit Systems Ltd	17
12,153		Empresa Brasileira de Aeronautica S.A.	111
4,200		Empresa Brasileira de Aeronautica S.A. (ADR)	153
787,832		European Aeronautic Defence and Space Co	22,625
900		Exedy Corp	28
319,324		Federal Signal Corp	4,835
11,499,482	e*	Fiat S.p.A.	153,067
359,957	*	Fleetwood Enterprises, Inc	2,714
9,447,129		Ford Motor Co	65,469
2,392		Ford Otomotiv Sanayi A.S.	16
103,944		Freightcar America, Inc	5,770
327,273	*	GenCorp, Inc	5,246
2,004,987		General Dynamics Corp	131,246
2,033,689	e	General Motors Corp	60,584
47,054	*	GenTek, Inc	1,263
758,752		Genuine Parts Co	31,610
391		Georg Fischer AG.	168
267,365		GKN plc	1,350
3,149,000	*	Goodpack Ltd	3,246
527,365		Goodrich Corp	21,248
66,842		Greenbrier Cos, Inc	2,188
312,798		Group 1 Automotive, Inc	17,623
1,608,706		Harley-Davidson, Inc	88,302
237,611		Harsco Corp	18,524
42,036	*	Hayes Lemmerz International, Inc	133
125,579	e	Heico Corp	3,560
9,200		Hero Honda Motors Ltd	159
875,500		Hino Motors Ltd	5,101
2,708,548		Honda Motor Co Ltd	86,008
763,000		Hongkong Land Holdings Ltd	2,793
7,813		Hyundai Heavy Industries	877
390		Hyundai Mipo Dockyard	39

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
1,720		Hyundai Mobis	$146
4,780		Hyundai Motor Co	239
68,533		Hyundai Motor Co	5,822
7,875	*	Hyundai Motor Co (GDR)	189
132,910	*	IMPCO Technologies, Inc	1,418
473,000		Isuzu Motors Ltd	1,535
830,129		ITT Industries, Inc	41,091
114,500		Japan Tecseed Co Ltd	2,965
1,378,000		Jaya Holdings Ltd	1,168
896,818		JLG Industries, Inc	20,178
843,500		Johnson Electric Holdings Ltd	614
23,800		JTEKT Corp	460
543,155	*	K&F Industries Holdings, Inc	9,630
134,764		Kaman Corp (Class A)	2,453
166,185		Kawasaki Heavy Industries Ltd	560
5,867,712		Keppel Corp Ltd	54,545
5,420		Kia Motors Corp	93
8,642	*	KOC Holding A.S.	26
390		KTM Power Sports AG.	22
250,063		Lagardere S.C.A.	18,449
4,132		Leoni AG.	155
2,290,337		Lockheed Martin Corp	164,309
184,133	*	Magna International, Inc (Class A)	13,252
280,405	e	Magna International, Inc (Class A)	20,080
86,639		Mahindra & Mahindra Ltd	1,170
115,500		Malaysian Bulk Carriers Bhd	67
132,793		MAN AG.	9,614
295,070		Martin Marietta Materials, Inc	26,896
2,379		Maruti Udyog Ltd	41
54,680	*	Miller Industries, Inc	1,132
160,049		Monaco Coach Corp	2,033
454,000		Nabtesco Corp	5,088
661,244	*	Navistar International Corp	16,273
695,000		NHK Spring Co Ltd	8,007
44,000		Nippon Piston Ring Co Ltd	109
51,703		Noble International Ltd	740
2,242,734		Northrop Grumman Corp	143,670
95,000		Novatek Microelectronics Corp Ltd	461
1,619,000		NSK Ltd	13,440
630,048	*	Orbital Sciences Corp	10,169
413,293		Oshkosh Truck Corp	19,640
777,794		Paccar, Inc	64,075
964,612	*	Pactiv Corp	23,874
74,704		Peugeot S.A.	4,647
248,171		Polaris Industries, Inc	10,746
24,000		Press Kogyo Co Ltd	121
4,200		Proton Holdings Bhd	6
3,205,793		Raytheon Co	142,882
911,923		Renault S.A.	97,947
29,839		Rieter Holding AG.	11,449
674,159		Rolls-Royce Group plc	5,162
5,420		Samsung Heavy Industries Co Ltd	125
5,663		Sanden Corp	24
4,215,631		SembCorp Marine Ltd	7,998
38,394	*	Sequa Corp (Class A)	3,129
82,778		Shimano, Inc	2,534
1,268,897		Siemens AG.	110,377
3,376,741		Singapore Technologies Engineering Ltd	6,171
1,230,431		Smiths Group plc	20,277

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
31,286		Standard Motor Products, Inc	$261
135,781	e	Superior Industries International, Inc	2,484
9,156		Tata Motors Ltd	158
264,509	*	Tenneco, Inc	6,877
533,560		Textron, Inc	49,184
30,278		Thales S.A.	1,182
228,221		Thor Industries, Inc	11,057
2,152		Tofas Turk Otomobil Fabrik	6
26,800		Tokai Rika Co Ltd	591
285,077		Tomkins plc	1,517
238,300		Toyoda Gosei Co Ltd	4,784
461,800		Toyota Industries Corp	18,259
5,260,306		Toyota Motor Corp	275,635
202,974	*	TransDigm Group, Inc	4,861
86,277		Trelleborg AB (B Shs)	1,473
382,248		Trinity Industries, Inc	15,443
99,667	*	Triumph Group, Inc	4,784
396,763	*	TRW Automotive Holdings Corp	10,824
7,129,219		United Technologies Corp	452,135
1,111,738	*	Visteon Corp	8,016
595,647		Volkswagen AG.	41,760
6,650		Volkswagen AG.	336
90,882		Volvo AB	4,378
582,124		Volvo AB (B Shs)	28,607
3,578		VT Group plc	32
187,006		Wabash National Corp	2,872
379,204		Westinghouse Air Brake Technologies Corp	14,182
211,377	e	Winnebago Industries, Inc	6,561
1,277,200		Yamaha Motor Co Ltd	33,406
27,000		Yulon Motor Co Ltd	32
		TOTAL TRANSPORTATION EQUIPMENT	3,681,567

TRANSPORTATION SERVICES - 0.24%
5,123		All America Latina Logistica S.A.	348
134,157		Ambassadors Group, Inc	3,874
22,501		Ambassadors International, Inc	523
167,788		Arriva plc	1,851
1,370,999		CH Robinson Worldwide, Inc	73,074
349		Dfds A/S	25
86,302	*	Dynamex, Inc	1,882
1,137,907		Expeditors International Washington, Inc	63,734
5,592		Freightways Ltd	13
238,176		GATX Corp	10,122
334,868	*	HUB Group, Inc	8,214
42,000		Jiangsu Express	24
1,097		Kuoni Reisen Holding	614
1,753,686	e	Lear Corp	38,949
3,374,752		MTR Corp	8,147
116,696		National Express Group plc	1,917
66,302	*	Navigant International, Inc	1,063
305,118		Pacer International, Inc	9,941
5,559		Panalpina Welttransport Holding AG.	516
43,200		PLUS Expressways Bhd	31
212,570	*	RailAmerica, Inc	2,223
567,015		Sabre Holdings Corp	12,474
53,000		Sinotrans Ltd	17
731,720		Stagecoach Group plc	1,560
33,011		Stolt-Nielsen S.A.	775
350,913		Toll Holdings Ltd	3,663

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
1,246,671		TUI AG.	$24,692
486,111		UTI Worldwide, Inc	12,265
48,000		Zhejiang Expressway Co Ltd	29
		TOTAL TRANSPORTATION SERVICES	282,560

TRUCKING AND WAREHOUSING - 0.54%
197,582		Arkansas Best Corp	9,921
120,015	*	Celadon Group, Inc	2,645
264,148		Con-way, Inc	15,302
44,994	*	Covenant Transport, Inc (Class A)	685
4,833,001		Deutsche Post AG.	129,527
262,954		DSV A/S	43,948
197,741		Forward Air Corp	8,054
82,506	*	Frozen Food Express Industries	909
424,992		Grindrod Ltd	694
369,293		Heartland Express, Inc	6,607
36,505		Imperial Holdings Ltd	691
2,689	v	Imperial Holdings Ltd (ADR)	57
606,968		J.B. Hunt Transport Services, Inc	15,120
391,433		Kamigumi Co Ltd	2,976
382,797		Landstar System, Inc	18,079
86,400	*	Marten Transport Ltd	1,878
68,500		Mitsubishi Logistics Corp	1,074
485,000		Nippon Express Co Ltd	2,622
839		Norbert Dentressangle	59
169,551	*	Old Dominion Freight Line	6,373
40,939	*	P.A.M. Transportation Services, Inc	1,183
6,020	*	Patriot Transportation Holding, Inc	522
46,739	*	Quality Distribution, Inc	621
27,000		Sankyu, Inc	152
91,565	*	SCS Transportation, Inc	2,521
97,000		Seino Holdings Corp	1,025
247,236	*	SIRVA, Inc	1,600
282,454	*	Swift Transportation Co, Inc	8,971
364,835		TNT NV	13,052
59,118	*	U.S. Xpress Enterprises, Inc (Class A)	1,597
3,602,342		United Parcel Service, Inc (Class B)	296,581
32,886	*	Universal Truckload Services, Inc	1,122
33,387	*	USA Truck, Inc	595
313,533		Werner Enterprises, Inc	6,355
337,136		Yamato Transport Co Ltd	5,987
888,607	*	YRC Worldwide, Inc	37,419
		TOTAL TRUCKING AND WAREHOUSING	646,524

WATER TRANSPORTATION - 0.12%
209,245		Alexander & Baldwin, Inc	9,263
151,304	*	American Commercial Lines, Inc	9,116
2,207		AP Moller - Maersk A/S	17,175
422,624		Aries Maritime Transport Ltd	4,501
270,437		Associated British Ports Holdings plc	4,517
863		Brostrom AB	17
122,154		Cargotec Corp	5,350
64,511		Carnival plc	2,629
70,000		China Shipping Container Lines Co Ltd (Class H)	20
42,000		China Shipping Development Co Ltd	30
188,288		Compagnie Maritime Belge S.A.	5,468
873		Concordia Maritime AB	5
2,039,500		COSCO Holdings	1,050
35,686		D/S Torm A/S	1,701

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
33,400		Euronav NV	$1,028
594,600		Evergreen Marine Corp Tawain Ltd	415
43,087	e	Frontline Ltd	1,610
888		Ganger Rolf A/S	26
11,862		Genco Shipping & Trading Ltd	206
91,436	*	Gulfmark Offshore, Inc	2,362
4,739		Hanjin Shipping Co Ltd	113
74,965		Horizon Lines, Inc	1,201
131,038	*	Hornbeck Offshore Services, Inc	4,654
180		Israel Corp Ltd	66
67,000	e	Kawasaki Kisen Kaisha Ltd	388
281,612	*	Kirby Corp	11,124
253,067		Kuehne & Nagel International AG.	18,386
140,600		Malaysia International Shipping Corp Bhd	295
64,536		Maritrans, Inc	1,607
131,000		Mitsui OSK Lines Ltd	891
263,000		Neptune Orient Lines Ltd	301
674,000		Nippon Yusen Kabushiki Kaisha	4,387
142,818	*	Odyssey Marine Exploration, Inc	354
170,000	*	Omega Navigation Enterprises, Inc	2,451
125,000		Orient Overseas International Ltd	453
340,072		Overseas Shipholding Group, Inc	20,115
42,056		Premuda S.p.A.	82
4,502,500		PT Berlian Laju Tanker Tbk	841
68,000		Royal Caribbean Cruises Ltd	2,601
1,935	e	Ship Finance International Ltd	33
213,055	*	TBS International Ltd	1,340
115,000		U-Ming Marine Transport Corp	133
24,000		Wan Hai Lines Ltd	16
2,955		Wilh Wilhelmsen ASA	96
40,000		Yang Ming Marine Transport	25
		TOTAL WATER TRANSPORTATION	138,442

WHOLESALE TRADE-DURABLE GOODS - 2.48%
24,848	e*	1-800 Contacts, Inc	373
383,140		Adesa, Inc	8,521
37,080		AGFA-Gevaert NV	898
279,601		Agilysys, Inc	5,033
446,552		Applied Industrial Technologies, Inc	10,856
165,000		Argo Graphics, Inc	4,143
1,030,029	*	Arrow Electronics, Inc	33,167
557,988		Assa Abloy AB (B Shs)	9,373
29,686		AU Optronics Corp (ADR)	423
103,900		Autobacs Seven Co Ltd	4,526
34,800		Banpu PCL	118
6,893		Barloworld Ltd	117
197,440		Barnes Group, Inc	3,939
242,313	*	Beacon Roofing Supply, Inc	5,333
202,525		BlueLinx Holdings, Inc	2,639
679,886		Boral Ltd	4,112
239,504		BorgWarner, Inc	15,592
283,994		Brambles Industries plc	2,259
120,016		Buhrmann NV	1,740
7,390		Buhrmann NV	107
355,034		Building Material Holding Corp	9,895
300,991		Bunzl plc	3,438
287,800		Canon Sales Co, Inc	5,942
68,792		Castle (A.M.) & Co	2,219
76,442		Cie Generale d'Optique Essilor International S.A.	7,692

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
37,000		Citic Pacific Ltd	$109
3,700		Citic Pacific Ltd (ADR)	54
42,000	*	CMC Magnetics Corp	12
123,659	*	Conceptus, Inc	1,687
13,898		Crane Group Ltd	126
34,200		Creative Technology Ltd	190
712,880	*	Cytyc Corp	18,079
2,191,560	*	Datacraft Asia Ltd	2,060
166,000		Denway Motors Ltd	56
129,756	*	Digi International, Inc	1,626
8,000		D-Link Corp	9
109,835		Dogus Otomotiv Servis ve Ticaret AS	380
80,000	*	Dongfeng Motor Group Co Ltd	37
103,770	*	Drew Industries, Inc	3,362
374,861		Electrocomponents plc	1,607
122,249		Finning International, Inc	4,089
993,932		FKI plc	1,967
63,456,771	d	General Electric Co	2,091,535
209,010	e*	Genesis Microchip, Inc	2,416
13,721,220	*	Hagemeyer NV	63,336
1,300		Hakuto Co Ltd	18
29,688		Hitachi Software Engineering Co Ltd	504
65,367	*	Huttig Building Products, Inc	529
719,218		IKON Office Solutions, Inc	9,062
1,500		IMS-Intl Metal Service	34
1,822,304		Inchcape plc	15,925
596,912	*	Ingram Micro, Inc (Class A)	10,822
292,979	*	Insight Enterprises, Inc	5,581
12,758	*	INTAC International, Inc	90
99,168	*	Interline Brands, Inc	2,318
5,277		JD Group Ltd	49
2,100		Kaga Electronics Co Ltd	43
3,450		KCC Corp	836
89,578	*	Keystone Automotive Industries, Inc	3,782
130,820		Kingspan Group plc	2,283
348,517		Knight Transportation, Inc	7,040
800		Kuroda Electric Co Ltd	9
31,110		Lawson Products, Inc	1,226
101,465		Lewis Group Ltd	657
37,240		LG International Corp	871
78,200	*	livedoor auto Co Ltd	105
258,972	*	LKQ Corp	4,920
3,214,000		Melco International Development	8,069
114,033	*	Merge Technologies, Inc	1,404
5,770,822		Mitsui & Co Ltd	81,578
21,586	*	MWI Veterinary Supply, Inc	786
3,720		Mytilineos Holdings S.A.	91
157,838	e*	Navarre Corp	786
85		NET One Systems Co Ltd	158
6,006,568		Nissan Motor Co Ltd	65,680
65,700		Nissan Motor Co Ltd (ADR)	1,444
2,373,910		Omnicare, Inc	112,571
4,974		Orascom Construction Industries	152
4,216		Orascom Construction Industries (GDR)	265
29,750		Orion Oyj	591
239,256		Owens & Minor, Inc	6,843
613,409	*	Patterson Cos, Inc	21,426
349,272		PEP Boys-Manny Moe & Jack	4,097
275,647		Phoenix Precision Technology Corp	403

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
242,319		Pool Corp	$10,572
448,126	*	PSS World Medical, Inc	7,909
68,703		PT Astra International Tbk	72
127,907		Rautaruukki Oyj	3,863
214,489		Reliance Steel & Aluminum Co	17,792
194,600		Riso Kagaku Corp	3,405
195,706		Ryerson Tull, Inc	5,284
4,000		Sanshin Electronics Co Ltd	43
5,564	*	Strattec Security Corp	277
5,411,491		Sumitomo Corp	71,434
9,000		Tamura Corp	37
76,359	*	Tandberg Television ASA	1,267
5,500,000		Tat Hong Holdings Ltd	3,652
490,746	*	Tech Data Corp	18,800
15,859,430		Test-Rite International Co	10,409
165	*	Timco Aviation Services, Inc	1
21,169	v*	Timco Aviation Services, Inc	-	^
120,000		TPV Technology Ltd	114
401,141	*	Tyler Technologies, Inc	4,493
400		Ulvac, Inc	14
1,857,100		UMW Holdings Bhd	3,816
360,960		W.W. Grainger, Inc	27,155
373,110	*	WESCO International, Inc	25,745
607,877		Wesfarmers Ltd	15,956
83,445	*	West Marine, Inc	1,125
237,089		Wolseley plc	5,231
19,000		Yamazen Corp	115
7,000		Yuasa Trading Co Ltd	14
14,971		Zodiac S.A.	842
		TOTAL WHOLESALE TRADE-DURABLE GOODS	2,947,677

WHOLESALE TRADE-NONDURABLE GOODS - 1.09%
600	*	Advanced Marketing Services, Inc	2
365,788		Airgas, Inc	13,626
233,548	*	Akorn, Inc	930
3,883,492		Akzo Nobel NV	209,351
638,702		Alliance One International, Inc	2,836
224,364		Alliance Unichem plc	4,241
268,695	*	Allscripts Healthcare Solutions, Inc	4,716
45,815		Ashtead Group plc	142
33,489		Axfood AB	962
8,113		Bidvest Group Ltd	112
386,586		Billabong International Ltd	4,409
185,248	*	BioScrip, Inc	995
306,093		Brown-Forman Corp (Class B)	21,870
318,169		C&C Group plc	2,762
3,937,275		Cardinal Health, Inc	253,285
14,818		Casino Guichard Perrachon S.A.	1,126
147,086		Celesio AG.	13,366
177,998	*	Central European Distribution Corp	4,478
118,000		China Mengniu Dairy Co Ltd	148
164,000		China Resources Enterprise	335
345,498		Controladora Comercial Mexicana S.A. de C.V.	590
900		Controladora Comercial Mexicana S.A. de C.V. (GDR)	31
37,059	*	Core-Mark Holding Co, Inc	1,327
731,332	*	Dean Foods Co	27,198
5,125		DS Smith plc	14
13,102		Empresas COPEC S.A.	120
775,319	*	Endo Pharmaceuticals Holdings, Inc	25,570

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)
2,207,175		Esprit Holdings Ltd	$18,017
381		Filtrona plc	2
1,814,597		Foster's Group Ltd	7,374
346,354		Fyffes plc	611
623,936		Gazprom (ADR)	26,237
191,083	*	Gildan Activewear, Inc	9,070
25,815	*	Green Mountain Coffee Roasters, Inc	1,037
153,953	*	Hain Celestial Group, Inc	3,966
26,476		Handleman Co	216
501,840	*	Henry Schein, Inc	23,451
587,000	*	I B Daiwa Corp	1,058
52,304		Kenneth Cole Productions, Inc (Class A)	1,168
266,651		K-Swiss, Inc (Class A)	7,120
34,280		KT&G Corp	2,002
31,000		Kyokuyo Co Ltd	78
3,465,120		Li & Fung Ltd	7,004
8,023,734		Marubeni Corp	42,816
5,996		Massmart Holdings Ltd	40
18,643	*	Maui Land & Pineapple Co, Inc	705
261,379		Men's Wearhouse, Inc	7,920
55,279		Metro AG.	3,133
3,508,450		Mitsubishi Corp	70,129
225,479		Myers Industries, Inc	3,876
76,722		Nash Finch Co	1,633
1,012,202		Nike, Inc (Class B)	81,988
1,719,490		Nippon Oil Corp	12,575
337,313		Nu Skin Enterprises, Inc (Class A)	5,009
63,733	*	Nuco2, Inc	1,532
45,608		Oriflame Cosmetics S.A.	1,516
529,518		Orkla ASA	24,550
367,464	*	Performance Food Group Co	11,164
61,672	*	Perry Ellis International, Inc	1,561
3,575		Pescanova S.A.	106
28,212		Reliance Industries Ltd	649
2,616,253		Safeway, Inc	68,023
290		Samsung Fine Chemicals Co Ltd	7
13,000		San Miguel Corp	18
195,242	*	School Specialty, Inc	6,218
18,300		Siam Makro PCL	30
76,616	*	Smart & Final, Inc	1,290
38,601		Societe BIC S.A.	2,497
194,233	*	Source Interlink Cos, Inc	2,311
161,678		Spartan Stores, Inc	2,365
300,284		Stride Rite Corp	3,961
382,280		Suzuken Co Ltd	15,182
3,255,345		Sysco Corp	99,483
540,397	*	Terra Industries, Inc	3,442
17,798,000	*	Thai Beverage PCL	2,983
10,411,400	*	Thai Petrochemical Industry PCL	1,883
77,540		The Andersons, Inc	3,226
59,953		Tiger Brands Ltd	1,206
198,277	*	Tractor Supply Co	10,959
2,851,965		Unilever NV	64,655
464,368		Unilever NV	10,471
85,000		Uni-President Enterprises Corp	74
241,824	*	United Natural Foods, Inc	7,985
276,621	*	United Stationers, Inc	13,643
46,365		Valhi, Inc	1,138
9,526		Valley National Gases, Inc	249

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

				MATURITY	VALUE
SHARES			RATE	DATE	(000)
34,838	*	Volcom, Inc			$1,114
5,500		Wimm-Bill-Dann Foods OJSC (ADR)			215
64,000		Yamatane Corp			115
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS			1,298,598

		TOTAL COMMON STOCKS			118,240,326
		(Cost $103,272,220)

WARRANTS 0.00% **

BUSINESS SERVICES - 0.00% **
4,668	*	Redback Networks, Inc Wts			69
4,912	*	Redback Networks, Inc Wts			57
		TOTAL BUSINESS SERVICES			126

CHEMICALS AND ALLIED PRODUCTS - 0.00% **
8,800	*	Kingboard Chemical Holdings Ltd Wts			3
		TOTAL CHEMICALS AND ALLIED PRODUCTS			3

COMMUNICATIONS - 0.00% **
255,412	*	Lucent Technologies, Inc Wts			69
277	e,v*	RCN Corp Wts			-	^
		TOTAL COMMUNICATIONS			69

GENERAL BUILDING CONTRACTORS - 0.00% **
26,750	v*	China Overseas Wts			-	^
		TOTAL GENERAL BUILDING CONTRACTORS			-	^

HOTELS AND OTHER LODGING PLACES - 0.00% **
1,400,451	*	Minor International PCL			180
		TOTAL HOTELS AND OTHER LODGING PLACES			180

SECURITY AND COMMODITY BROKERS - 0.00% **
27,401	v*	Imperial Credit Industry Wts			-	^
		TOTAL SECURITY AND COMMODITY BROKERS			-	^

TRANSPORTATION SERVICES - 0.00% **
25,000	*	Hopewell Highway Infrastructure Ltd			5
		TOTAL TRANSPORTATION SERVICES			5

		TOTAL WARRANTS			383
		(Cost $7,525)
PRINCIPAL

SHORT-TERM INVESTMENTS - 0.69%

COMMERCIAL PAPER - 0.48%
$ 25,000,000	c	Atlantis One Funding Corp	5.090	07/10/06	24,974
25,000,000	d	Canadian Imperial Holding, Inc	5.030	07/17/06	24,949
50,000,000	c	Cargill Global Funding plc	5.280	07/12/06	49,934
43,000,000	c	Honeywell International	5.250	07/06/06	42,962
75,000,000		IBM Corp	5.250	07/03/06	74,967
25,000,000		ING Finance	5.075	07/10/06	24,975
40,100,000	c	Pitney Bowes, Inc	5.240	07/06/06	40,082
25,000,000	c	Private Export Funding Corp	4.990	07/05/06	24,993
75,000,000		Rabobank USA Finance Corp	5.240	07/03/06	75,000
75,000,000		Societe Generale North America, Inc	5.260	07/03/06	74,967
75,000,000		UBS Finance, (Delaware), Inc	5.270	07/03/06	74,967
45,000,000	c	Verizon Communications, Inc	5.110	07/05/06	44,986
		TOTAL COMMERCIAL PAPER			577,756

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

					VALUE
PRINCIPAL					(000)
U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES - 0.17%
$ 14,910,000		Federal Home Loan Bank (FHLB)	5.060	07/05/06	$14,905
2,700,000		FHLB	5.200	08/11/06	2,685
100,000,000	d	Federal Home Loan Mortgage Corp (FHLMC)	4.980	07/05/06	99,971
80,000,000		Federal National Mortgage Association (FNMA)	4.950	07/05/06	79,977
		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES			197,538

VARIABLE NOTES - 0.04%
50,000,000	d	Wells Fargo Bank NA	5.300	07/21/06	49,999
		TOTAL VARIABLE NOTES			49,999

		TOTAL SHORT-TERM INVESTMENTS			825,293
		(Cost $825,197)

		TOTAL PORTFOLIO - 100.19%			119,073,955
		(Cost $104,122,015)
		OTHER ASSETS & LIABILITIES, NET - (0.19%)			(230,960)

		NET ASSETS - 100.00%			$118,842,995

		ABBREVIATION:
	ADR	American Depositary Receipt
	GDR	Global Depositary Receipt
	LP	Limted Partnership

	*	Non-income producing
	**	Percentage represents less than 0.01%
	^	Amount represents less than $1,000
	a	Affiliated Holding
	b	In bankruptcy
	c	Commercial Paper issued under the Private Placement exemption under Section 4(2)
		of the Securities Act of 1933.
	d	All or a portion of these securities have been segregated by the Custodian to cover
		margin or other requirements on open futures contracts.
	e	All or a portion of these securities are out on loan.
	v	Security valued at fair value.

		Cost amounts are in thousands.

		For ease of presentation, we have grouped a number of industry classification categories together in
		the Statement of Investments. Note that the Accounts use more specific industry categories in following
		their investment limitations on industry concentration.

	NUMBER OF	MARKET	EXPIRATION	UNREALIZED
OPEN FUTURES CONTRACTS:	CONTRACTS	VALUE	DATE	GAIN
E-mini Russell 2000 Index	319	$23,334,850	September 2006	$855,925
E-mini S&P 500 Index	741	47,401,770	September 2006	660,687
		$70,736,620		$1,516,612

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

     COLLEGE RETIREMENT EQUITIES FUND
TRANSACTIONS WITH AFFILIATED COMPANIES-STOCK ACCOUNT
JANUARY 1, 2006 - JUNE 30, 2006

	Value at	Purchase		Realized	Dividend	Withholding	Shares at	Value at
Issue	December 31, 2005	Cost	Proceeds	Gain/(Loss)	Income	Expense	June 30, 2006	June 30, 2006

Brocade Communications Systems, Inc	$ 72,403,062	$ 2,971,153	$ 33,591,082	$ 7,461,073	$ -	$ -	-	$ *
Digital Garage, Inc	**	6,779,253	-	-	-	-	5,428	21,889,586
Hagemeyer NV	**	64,517	8,993,408	3,157,994	-	-	-	*
Information Development Co	**	-	242	123	74,924	5,245	416,300	3,648,975
Intelligent Wave, Inc	**	1,139,246	1,434,882	(130,195)	-	-	16,226	18,026,523
Lear Corp	**	14,882,163	54,071,865	(4,416,800)	-	-	-	*
Playmates Holdings Ltd	15,044,266	-	5,634	(3,208)	364,992	-	113,203,000	11,951,392
Risa Partners, Inc	**	1,579,239	14,467	4,833	-	-	-	*
TBS International Ltd	5,976,000	-	1,657,055	(842,945)	-	-	-	*

		$ 27,415,571	$ 99,768,635	$ 5,230,875	$ 439,916	$ 5,245		$ 55,516,476

* Not an Affiliate as of June 30, 2006
** Not an Affiliate as of December 31, 2005

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

COLLEGE RETIREMENT EQUITIES FUND
GLOBAL EQUITIES ACCOUNT
Summary of Market Values by Country
June 30, 2006

		% OF MARKET
DOMESTIC	VALUE	VALUE
UNITED STATES	$6,441,302,719	48.12%

TOTAL DOMESTIC	6,441,302,719	48.12

FOREIGN
AUSTRALIA	220,513,968	1.65
AUSTRIA	653,744	0.00
BELGIUM	874,059	0.01
BRAZIL	24,375,645	0.18
CANADA	237,808,499	1.78
CAYMAN ISLANDS	7,562,382	0.06
DENMARK	41,529,538	0.31
FINLAND	197,832,898	1.48
FRANCE	686,297,263	5.13
GERMANY	670,879,129	5.01
GREECE	51,069,485	0.38
HONG KONG	171,061,590	1.28
HUNGARY	14,357,219	0.11
INDIA	24,733,843	0.18
INDONESIA	3,379,259	0.02
IRELAND	27,712,237	0.21
ISRAEL	38,596,125	0.29
ITALY	195,344,401	1.46
JAPAN	1,447,301,620	10.81
MALAYSIA	11,278,272	0.08
NETHERLANDS	346,739,145	2.59
NEW ZEALAND	124,504	0.00
NORWAY	75,855,227	0.57
PHILIPPINES	14,167,768	0.10
PORTUGAL	449,032	0.00
REPUBLIC OF KOREA	79,861,641	0.60
RUSSIA	18,009,593	0.13
SINGAPORE	165,531,465	1.24
SOUTH AFRICA	3,651,480	0.03
SPAIN	305,319,142	2.28
SWEDEN	145,539,046	1.09
SWITZERLAND	347,348,572	2.59
TAIWAN (REPUBLIC OF CHINA)	8,034,175	0.06
THAILAND	11,066,777	0.08
UNITED KINGDOM	1,350,291,567	10.09

TOTAL FOREIGN	6,945,150,310	51.88

TOTAL PORTFOLIO	$13,386,453,029	100.00%

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

COLLEGE RETIREMENT EQUITIES FUND
GLOBAL EQUITIES ACCOUNT
STATEMENT OF INVESTMENTS (Unaudited)
June 30, 2006

			VALUE
SHARES			(000)

PREFERRED STOCKS - 0.42%

COMMUNICATIONS - 0.00% **
5,755		ProSiebenSat.1 Media AG.	$144
		TOTAL COMMUNICATIONS	144

INSURANCE CARRIERS - 0.00% **
7,402		Great-West Lifeco, Inc (Series E)	180
2,713		Great-West Lifeco, Inc (Series F)	66
		TOTAL INSURANCE CARRIERS	246

TRANSPORTATION EQUIPMENT - 0.42%
57,793		Porsche AG.	55,849
		TOTAL TRANSPORTATION EQUIPMENT	55,849

		TOTAL PREFERRED STOCKS	56,239
		(Cost $48,290)

COMMON STOCKS - 98.51%

AGRICULTURAL PRODUCTION-CROPS - 0.01%
52,864		Gallaher Group plc	826
		TOTAL AGRICULTURAL PRODUCTION-CROPS	826

AGRICULTURAL SERVICES - 0.00% **
1,365		Yara International ASA	18
		TOTAL AGRICULTURAL SERVICES	18

AMUSEMENT AND RECREATION SERVICES - 0.91%
300,281		Aristocrat Leisure Ltd	2,873
128,005		Aruze Corp	2,788
194	*	BetandWin.com Interactive Entertainment AG.	15
2,214		GTECH Holdings Corp	77
29,091		Harrah's Entertainment, Inc	2,071
1,105,684		Ladbrokes plc	8,333
861,170	*	Live Nation, Inc	17,533
778,372		Lottomatica S.p.A	29,520
26,000	*	Marvel Entertainment, Inc	520
1,562		OPAP S.A.	57
2,001		Oriental Land Co Ltd	113
521		Paddy Power plc	9
6,672		PartyGaming plc	14
363,726		Publishing & Broadcasting Ltd	4,921
25,080		Rank Group plc	93
2		Round One Corp	7
205,173		Sega Sammy Holdings, Inc	7,610
6,090,574		Sportingbet plc	44,327
3,503		TABCORP Holdings Ltd	40
801		UNiTAB Ltd	9
85,754		Valor Co Ltd	1,564
17,685		William Hill plc	205
		TOTAL AMUSEMENT AND RECREATION SERVICES	122,699

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

APPAREL AND ACCESSORY STORES - 0.52%
29,071		Abercrombie & Fitch Co (Class A)	$1,611
44,900		American Eagle Outfitters, Inc	1,528
6,000	*	AnnTaylor Stores Corp	260
2,428		Aoyama Trading Co Ltd	76
7,000		Bebe Stores, Inc	108
27,214		Burberry Group plc	216
101,764	*	Chico's FAS, Inc	2,746
2,394		Fast Retailing Co Ltd	196
3,467		Foot Locker, Inc	85
434,702		Gap, Inc	7,564
17,118		Giordano International Ltd	8
531,941		Hennes & Mauritz AB (B Shs)	20,603
578,505		Inditex S.A.	24,395
91,156	*	Kohl's Corp	5,389
11,797		Limited Brands, Inc	302
154,087		Nishimatsuya Chain Co Ltd	2,986
15,000		Nordstrom, Inc	548
42,000	*	Payless Shoesource, Inc	1,141
2,869		Ross Stores, Inc	81
12,225		SSL International plc	67
		TOTAL APPAREL AND ACCESSORY STORES	69,910

APPAREL AND OTHER TEXTILE PRODUCTS - 0.10%
1,000		Asics Corp	10
424		Benetton Group S.p.A.	6
16,737		Gunze Ltd	100
29,891		Jones Apparel Group, Inc	950
2,063		Liz Claiborne, Inc	76
27,495		Mitsubishi Rayon Co Ltd	224
381,449		Nisshinbo Industries, Inc	4,178
8,229		Onward Kashiyama Co Ltd	127
27,900		Polo Ralph Lauren Corp	1,532
47,409		Shimamura Co Ltd	5,201
5,036		Tokyo Style Co Ltd	60
47,659		Toyobo Co Ltd	135
2,123		VF Corp	144
8,627		Wacoal Holdings Corp	121
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	12,864

AUTO REPAIR, SERVICES AND PARKING - 0.00% **
11,042		Aisin Seiki Co Ltd	328
4,351		NOK Corp	126
400		Park24 Co Ltd	12
6,602		Sumitomo Rubber Industries, Inc	73
		TOTAL AUTO REPAIR, SERVICES AND PARKING	539

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.19%
4,688		Advance Auto Parts	135
7,134	*	Autonation, Inc	153
18,941	*	Autozone, Inc	1,671
16,883		Canadian Tire Corp (Class A)	1,005
4,775	*	Carmax, Inc	169
405,903		Jardine Cycle & Carriage Ltd	2,567
139,800		MOL Hungarian Oil and Gas plc	14,357
233,296		Suzuki Motor Corp	5,051
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	25,108

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
BUILDING MATERIALS AND GARDEN SUPPLIES - 0.17%
15,022		Fastenal Co	$605
1,502		Grafton Group plc	19
249,275		Home Depot, Inc	8,922
105,216		Kingfisher plc	464
182,855		Lowe's Cos, Inc	11,094
26,941	*	RONA, Inc	486
24,988		Sherwin-Williams Co	1,186
4,637		Travis Perkins plc	130
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	22,906

BUSINESS SERVICES - 3.91%
493,551		Accenture Ltd (Class A)	13,977
1	*	Access Co Ltd	7
191		Acciona S.A.	30
1,900	*	Activision, Inc	22
22,000		Acxiom Corp	550
881		Adecco S.A.	52
47,063	*	Adobe Systems, Inc	1,429
2,725,801		Advanced Semiconductor Engineering, Inc	2,694
5,644		Aegis Group plc	14
53,369	*	Affiliated Computer Services, Inc (Class A)	2,754
1,700		Aggreko plc	9
30,900	*	Akamai Technologies, Inc	1,118
286		Asatsu-DK, Inc	9
2,385	*	Atos Origin S.A.	156
10,195	*	Autodesk, Inc	351
237,718		Automatic Data Processing, Inc	10,781
1,907		Autostrade S.p.A.	54
157,608	*	BEA Systems, Inc	2,063
100,139	*	BMC Software, Inc	2,393
6,507		Brambles Industries Ltd	53
2,894	*	Business Objects S.A.	79
22,343		CA, Inc	459
22,883	*	Cadence Design Systems, Inc	392
5,189		Cap Gemini S.A.	296
6,787		Cendant Corp	111
15,915	*	Ceridian Corp	389
60,267	*	CGI Group, Inc (Class A)	377
600	*	Checkfree Corp	30
2,058	*	ChoicePoint, Inc	86
1,311		Cintra Concesiones de Infraestructuras de Transporte S.A.	17
23,688	*	Citrix Systems, Inc	951
25,760	*	Cognizant Technology Solutions Corp	1,735
22,882	*	Cognos, Inc	646
504,669	*	Computer Sciences Corp	24,446
536,430		Computershare Ltd	3,129
19,112	*	Compuware Corp	128
10,434	*	Convergys Corp	203
5,994		CSK Holdings Corp	274
1,827		Dassault Systemes S.A.	98
805		Dentsu, Inc	2,225
938,775	*	DST Systems, Inc	55,857
1,531,909	*	DynCorp International, Inc	15,901
34,818		eAccess Ltd	22,874
117,250	*	Earthlink, Inc	1,015
34,516	*	eBay, Inc	1,011
15,062	*	Electronic Arts, Inc	648
29,068		Electronic Data Systems Corp	699

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
3,908	*	Elpida Memory, Inc	$147
11,091		Equifax, Inc	381
10,782	*	Expedia, Inc	161
523		Fidec Corp	961
5,294		Fidelity National Information Services, Inc	187
18,217		First Choice Holidays plc	77
323,872		First Data Corp	14,587
520,866	*	Fiserv, Inc	23,626
83,122	*	Focus Media Holding Ltd (ADR)	5,416
2,787		Fuji Soft ABC, Inc	92
216,406		Fujitsu Ltd	1,679
11,942,318		Gemplus International S.A.	26,570
5,314	e	Getronics NV	57
2,251	*	Getty Images, Inc	143
1,474		GN Store Nord	17
8		Goodwill Group, Inc	6
41,662	*	Google, Inc (Class A)	17,470
7,701		Group 4 Securicor plc	24
1,158	e	Gruppo Editoriale L'Espresso S.p.A.	6
675		Hakuhodo DY Holdings, Inc	50
9,928		Hays plc	25
15,055		IMS Health, Inc	404
821		Indra Sistemas S.A.	16
30,937		Infosys Technologies Ltd	2,069
22,400	*	Intergraph Corp	705
111,926	*	Interpublic Group of Cos, Inc	935
537,929	*	Intuit, Inc	32,486
800	*	Iron Mountain, Inc	30
51,474		iSOFT Group plc	74
12,451	*	Juniper Networks, Inc	199
7	*	KK DaVinci Advisors	7
5,488		Konami Corp	121
587	*	Lamar Advertising Co	32
65,921		LogicaCMG plc	213
18,110		Manpower, Inc	1,170
99,600	*	McAfee, Inc	2,417
4,110	*	Mercury Interactive Corp	144
2,219		Michael Page International plc	14
2,448,754		Microsoft Corp	57,056
30,653		Misys plc	122
10,800	*	Monster Worldwide, Inc	461
600	*	NAVTEQ Corp	27
51,443	*	NCSoft Corp	2,955
215,328		NEC Corp	1,149
157,263		Nippon System Development Co Ltd	5,462
44,253		Nomura Research Institute Ltd	5,482
393,000	*	Novell, Inc	2,606
109		NTT Data Corp	472
1,247		Obic Co Ltd	252
41,596		Omnicom Group, Inc	3,706
12,095	e*	Open Text Corp	174
875,023	*	Oracle Corp	12,679
4,103		Oracle Corp Japan	192
100		Otsuka Corp	11
1,553,200		POS Malaysia & Services Holdings Bhd	1,894
511		Promotora de Informaciones S.A.	8
700		Public Power Corp	17
5,400		Rakuten, Inc	3,212
309		Randstad Holdings NV	18

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
12,187		Rentokil Initial plc	$35
57,474		Reuters Group plc	409
6,300		Ritchie Bros Auctioneers, Inc	337
1,170		Robert Half International, Inc	49
106,104		Sage Group plc	453
169,337		SAP AG.	35,726
1,413		Secom Co Ltd	67
2,089		Securitas AB (B Shs)	40
6,814		ServiceMaster Co	70
29		SGS S.A.	27
9,386		Singapore Post Ltd	6
23,093		Solomon Systech International Ltd	6
959,617	*	Sun Microsystems, Inc	3,982
24,800	*	Sybase, Inc	481
6,926	*	Synopsys, Inc	130
1,674,510	e	Telecom Italia Media S.p.A.	782
1,084		Telefonica Publicidad e Informacion S.A.	12
2,819	*	Telelogic AB	6
21,711		Tietoenator Oyj	627
2,926		TIS, Inc	82
634,378		Trend Micro, Inc	21,421
67,949		UFJ Central Leasing Co Ltd	3,424
51,405	*	Unisys Corp	323
116,452	*	United Rentals, Inc	3,724
802		USS Co Ltd	53
100,069	*	VeriSign, Inc	2,319
302,683		Waste Management, Inc	10,860
2,135		WM-Data AB (B Shs)	7
2,914,227		WPP Group plc	35,278
662		Yahoo! Japan Corp	351
49,809	*	Yahoo!, Inc	1,644
		TOTAL BUSINESS SERVICES	525,996

CHEMICALS AND ALLIED PRODUCTS - 9.38%
244,854		Abbott Laboratories	10,678
848,960	*	Adams Respiratory Therapeutics, Inc	37,881
28,332	*	Agrium, Inc	660
1,670		Air Liquide S.A.	325
100,811		Air Products & Chemicals, Inc	6,444
600		Alberto-Culver Co	29
3,183		Alfresa Holdings Corp	198
15,000	*	Alkermes, Inc	284
6,749		Altana AG.	376
1,015,922	*	Amgen, Inc	66,269
21,182	*	Angiotech Pharmaceuticals, Inc	248
11,120	*	Arkema	434
58,177		Asahi Kasei Corp	380
30,029		Astellas Pharma, Inc	1,103
1,663,584		AstraZeneca plc	100,429
574		Avery Dennison Corp	33
3,078		Avon Products, Inc	95
736,488		BASF AG.	59,121
29,266	*	Basilea Pharmaceutica	4,241
128,905		Bayer AG.	5,924
904		Beiersdorf AG.	136
71,006	*	Biogen Idec, Inc	3,290
35,481	*	Biovail Corp International	831
29,138		BOC Group plc	852
18,095		Boots Group plc	258

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
99,271		Bristol-Myers Squibb Co	$2,567
10,000		Cabot Corp	345
75,000		Celanese Corp (Series A)	1,532
500	*	Cephalon, Inc	30
500	*	Charles River Laboratories International, Inc	18
29,564		Chugai Pharmaceutical Co Ltd	604
473		Ciba Specialty Chemicals AG.	26
213,744		Cipla Ltd	1,003
3,056		Clariant AG.	43
68,500		Clorox Co	4,176
351,900		Colgate-Palmolive Co	21,079
1,061,721		CSL Ltd	42,398
134,000		Cytec Industries, Inc	7,190
10,630		Daicel Chemical Industries Ltd	87
2,651,625		Daiichi Sankyo Co Ltd	73,067
26,010		Dainippon Ink and Chemicals, Inc	98
4,467,000		Dainippon Sumitomo Pharma Co Ltd	50,213
142,428		Dow Chemical Co	5,559
1,031		DSM NV	43
275,386		Du Pont (E.I.) de Nemours & Co	11,456
38,000		Eastman Chemical Co	2,052
1,285		Ecolab, Inc	52
856,966		Eisai Co Ltd	38,607
2,846	*	Elan Corp plc	47
47,248		Eli Lilly & Co	2,611
37,886		Estee Lauder Cos (Class A)	1,465
17,000		FMC Corp	1,095
56,795	*	Genentech, Inc	4,646
10,743	*	Genzyme Corp	656
8,000		Georgia Gulf Corp	200
49,178	*	Gilead Sciences, Inc	2,909
450,689		GlaxoSmithKline plc	12,595
3,212,000	*	Grifols S.A.	26,408
2,760		H Lundbeck A/S	63
37,125		Haw Par Corp Ltd	134
8,345		Henkel KGaA	954
161,700	*	Hercules, Inc	2,468
4,352		Hitachi Chemical Co Ltd	114
119,842	*	Hospira, Inc	5,146
110,000	*	Huntsman Corp	1,905
38,846		Imperial Chemical Industries plc	261
586		International Flavors & Fragrances, Inc	21
6,487	*	Invitrogen Corp	429
300,000		Ipsen	12,122
7,257		JSR Corp	183
34,554		Kaken Pharmaceutical Co Ltd	260
6,480		Kansai Paint Co Ltd	52
33,861		Kao Corp	887
63,000	*	King Pharmaceuticals, Inc	1,071
29,528		Kingboard Chemical Holdings Ltd	83
283		Kose Corp	9
25,087		Kuraray Co Ltd	281
95,736		Kyowa Hakko Kogyo Co Ltd	646
18,527	*	Linde AG.	71
14,775		Linde AG.	1,138
1,381		Lonza Group AG.	95
6,291		L'Oreal S.A.	594
190,600		Lyondell Chemical Co	4,319
4,245	*	Mayne Pharma Ltd	8

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
10,912		Mediceo Paltac Holdings Co Ltd	$195
10,844	*	Medimmune, Inc	294
323,973		Merck & Co, Inc	11,802
291,457		Merck KGaA	26,497
26,873		Methanex Corp	569
13,115	*	Millennium Pharmaceuticals, Inc	131
51,714		Mitsubishi Chemical Holdings Corp	323
16,868		Mitsubishi Gas Chemical Co, Inc	194
30,162		Mitsui Chemicals, Inc	197
47,732		Monsanto Co	4,019
14,500	*	Nalco Holding Co	256
20,003		Nippon Kayaku Co Ltd	167
6,572		Nippon Shokubai Co Ltd	80
5,455		Nissan Chemical Industries Ltd	68
19,407		Nova Chemicals Corp	559
562,301		Novartis AG.	30,387
69,000		Novartis AG. (ADR)	3,720
3,600		Novo Nordisk A/S (B Shs)	229
930		Novozymes A/S	63
26,000		Olin Corp	466
132		Omega Pharma S.A.	9
279,157		Orica Ltd	4,955
800	*	PDL BioPharma, Inc	15
2,082,544		Pfizer, Inc	48,877
35,407	e	Potash Corp of Saskatchewan	3,044
19,334		PPG Industries, Inc	1,276
9,190		Praxair, Inc	496
603,747		Procter & Gamble Co	33,568
18,724,273		PT Bakrie Sumatera Plantations Tbk	1,799
20,559	*	QLT, Inc	145
783,245		Reckitt Benckiser plc	29,263
562,980		Roche Holding AG.	92,880
131,255		Rohm & Haas Co	6,578
408,250		Sanofi-Aventis	39,829
12,465		Santen Pharmaceutical Co Ltd	297
74,012		Sawai Pharmaceutical Co Ltd	3,742
50,000	*	Sepracor, Inc	2,857
45		Serono S.A. (B Shs)	31
145,147		Shin-Etsu Chemical Co Ltd	7,898
22,073		Shionogi & Co Ltd	394
3,148		Shiseido Co Ltd	62
42,867		Showa Denko KK	191
39,651		Sigma-Aldrich Corp	2,880
4,141,585		Sinochem Hong Kong Holding Ltd	1,626
7,672,000		Sumitomo Chemical Co Ltd	64,026
44,314		Sun Pharmaceuticals Industries Ltd	758
4,275		Symbion Health Ltd	10
33,179		Syngenta AG.	4,401
27,154		Taisho Pharmaceutical Co Ltd	533
6,897		Taiyo Nippon Sanso Corp	55
50,509		Takeda Pharmaceutical Co Ltd	3,146
23,895		Tanabe Seiyaku Co Ltd	294
48,807		Teijin Ltd	310
1,221,783		Teva Pharmaceutical Industries Ltd (ADR)	38,596
9,605		Tokuyama Corp	143
412,936		Toray Industries, Inc	3,587
22,647		Tosoh Corp	90
622		Tronox, Inc	8
584		UCB S.A.	32

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
1,338,922		Unilever plc	$30,113
94,000		Valspar Corp	2,483
800	*	Vertex Pharmaceuticals, Inc	29
187,500	*	Wacker Chemie AG.	20,175
20,000	*	Watson Pharmaceuticals, Inc	466
16,600		Westlake Chemical Corp	495
1,790,422		Wyeth	79,513
1,079		Zeltia S.A.	8
5,798		Zeon Corp	69
		TOTAL CHEMICALS AND ALLIED PRODUCTS	1,260,978

COAL MINING - 0.48%
900		Arch Coal, Inc	38
2,401,956		BHP Billiton Ltd	51,751
1,563,558		China Shenhua Energy Co Ltd	2,889
11,087		Consol Energy, Inc	518
3,245		Massey Energy Co	117
100,921		Peabody Energy Corp	5,626
94,500		Sasol Ltd (ADR)	3,652
3,057		Xstrata plc	116
		TOTAL COAL MINING	64,707

COMMUNICATIONS - 4.87%
693,266		Advanced Info Service PCL	1,635
23,984		Aliant, Inc	715
60,881		Alltel Corp	3,886
56,937	*	American Tower Corp (Class A)	1,772
519		Antena 3 de Television S.A.	12
772,724		AT&T, Inc	21,551
2,092,894	*	Austar United Communications Ltd	1,905
2,847	*	Avaya, Inc	33
123,255	*	BCE, Inc	2,924
1,086		Belgacom S.A.	36
494,638		BellSouth Corp	17,906
47,883		British Sky Broadcasting plc	508
723,762		BT Group plc	3,203
158,147		Cable & Wireless plc	336
106,953		Cablevision Systems Corp (Class A)	2,294
2,653		Carphone Warehouse Group plc	16
3,368,950		CBS Corp	91,130
42,000		CenturyTel, Inc	1,560
9,571,500		China Mobile Hong Kong Ltd	54,715
369,277		Clear Channel Communications, Inc	11,429
437,837	*	Comcast Corp (Class A)	14,335
30,494	*	Comcast Corp (Special Class A)	1,000
7,815		Cosmote Mobile Telecommunications S.A.	176
69,375	*	Crown Castle International Corp	2,396
167,156		Deutsche Telekom AG.	2,689
154,569	*	DIRECTV Group, Inc	2,550
1,268,076	*	EchoStar Communications Corp (Class A)	39,069
3,579		Eircom Group plc	10
52,432		Elisa Oyj	998
22,313	*	Embarq Corp	915
73,129		France Telecom S.A.	1,572
1,007		Fuji Television Network, Inc	2,237
1,341,514		Gestevision Telecinco S.A.	32,162
31,000		Global Payments, Inc	1,505
15,048	*	Hellenic Telecommunications Organization S.A.	331
10,733	*	Hutchison Telecommunications International Ltd	17

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
902,964	*	IAC/InterActiveCorp	$23,920
166,781		ITV plc	333
136		KDDI Corp	836
17,406	e*	Level 3 Communications, Inc	77
193,219	*	LG Telecom Ltd	2,525
6,819	*	Liberty Global, Inc	147
6,600	*	Liberty Global, Inc (Series C)	136
23,313	*	Liberty Media Holding Corp (Capital)	1,953
119,570	*	Liberty Media Holding Corp (Interactive)	2,064
440		M6-Metropole Television	14
5,162		Mediaset S.p.A.	61
211		Mobistar S.A.	17
339	*	Modern Times Group AB	18
339	v*	Modern Times Group AB	1
224,660		News Corp	4,540
10,565	*	NII Holdings, Inc (Class B)	596
3,884		Nippon Telegraph & Telephone Corp	19,061
1,221		NTT DoCoMo, Inc	1,794
963		Okinawa Cellular Telephone Co	2,401
10,288,485	*	Paxys, Inc	2,324
59,672		Philippine Long Distance Telephone Co (ADR)	2,060
21,747		Portugal Telecom SGPS S.A.	262
523		PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A.	6
843,142		Publicis Groupe S.A.	32,558
81,038	*	Qwest Communications International, Inc	656
47,444		Rogers Communications, Inc	1,916
5,334,752		Royal KPN NV	59,959
37,378		Seat Pagine Gialle S.p.A.	17
433,750		Seven Network Ltd	2,610
37,928		Shaw Communications, Inc	1,076
1,640,391		Singapore Telecommunications Ltd	2,635
2,237		Sky Network Television Ltd	8
39,163		SmarTone Telecommunications Holding Ltd	39
2,756		Societe Television Francaise 1	90
461	*	Sogecable S.A.	13
3,280,068		Sprint Nextel Corp	65,569
1,553		Swisscom AG.	510
2,174		Tele2 AB (B Shs)	22
13,090		Telecom Corp of New Zealand Ltd	32
109,415		Telecom Italia S.p.A.	283
692,637		Telecom Italia S.p.A.	1,928
30,344		Telefonica S.A.	505
12,169		Telekom Austria AG.	271
689,495		Telenor ASA	8,338
8,242		Telephone & Data Systems, Inc	321
28,860		Telephone & Data Systems, Inc	1,195
2,272		Television Broadcasts Ltd	14
40,481		TeliaSonera AB	230
14,113		Telstra Corp Ltd	39
21,695		TELUS Corp	898
45,907		TELUS Corp	1,860
2,966	*	Tiscali S.p.A.	9
57,300		Tokyo Broadcasting System, Inc	1,381
561		TV Asahi Corp	1,340
29,057	*	Univision Communications, Inc (Class A)	973
764,648		Verizon Communications, Inc	25,608
1,019,176	*	Viacom, Inc	36,527
43,616		Vivendi Universal S.A.	1,528
7,581,797		Vodafone Group plc	16,161

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
94,194		Vodafone Group plc (ADR)	$2,006
4,886	*	West Corp	234
9,246	*	XM Satellite Radio Holdings, Inc	136
		TOTAL COMMUNICATIONS	654,169

DEPOSITORY INSTITUTIONS - 9.00%
13,083		77 Bank Ltd	91
3,488,887		ABN AMRO Holding NV	95,422
5,832		Allied Irish Banks plc	140
2,698		Alpha Bank S.A.	67
14,401		AmSouth Bancorp	381
5,118		Associated Banc-Corp	161
12,448		Australia & New Zealand Banking Group Ltd	246
1,962		Banca Fideuram S.p.A.	11
111,702		Banca Intesa S.p.A.	654
7,405		Banca Monte dei Paschi di Siena S.p.A.	45
1,683,643		Banca Popolare di Milano	21,453
2,381		Banche Popolari Unite Scpa	62
23,068		Banco Bilbao Vizcaya Argentaria S.A.	474
2,028		Banco BPI S.A.	15
14,364		Banco Comercial Portugues S.A.	41
3,321,093		Banco de Oro Universal Bank	1,938
1,334		Banco Espirito Santo S.A.	18
2,567		Banco Popolare di Verona e Novara Scrl	69
5,676		Banco Popular Espanol S.A.	85
40,421		Banco Santander Central Hispano S.A.	590
1,297,338		Bank of America Corp	62,402
10,401,091	*	Bank of China Ltd	4,720
9,863		Bank of East Asia Ltd	41
33,489		Bank of Fukuoka Ltd	255
6,484		Bank of Ireland	116
24,039		Bank of Kyoto Ltd	260
119,592		Bank of Montreal	6,459
564,093		Bank of New York Co, Inc	18,164
241,586	e	Bank of Nova Scotia	9,606
17,709		Bank of Okinawa Ltd	751
28,970	*	Bank of the Ryukyus Ltd	682
63,150		Bank of Yokohama Ltd	489
323,729		Barclays plc	3,679
28,411		BB&T Corp	1,182
35,688		BNP Paribas	3,416
25,030		BOC Hong Kong Holdings Ltd	49
82,106	e	Canadian Imperial Bank of Commerce	5,516
42,056		Capitalia S.p.A.	345
32,635		Chiba Bank Ltd	305
1,346,946		Citigroup, Inc	64,977
5,392		Close Brothers Group plc	91
1,000		Colonial Bancgroup, Inc	26
40,244		Comerica, Inc	2,092
7,136		Commerce Bancorp, Inc	255
2,274,073		Commerzbank AG.	82,696
8,767		Commonwealth Bank of Australia	289
35,905		Compass Bancshares, Inc	1,996
24,899		Credit Agricole S.A.	947
2,803		Danske Bank A/S	107
289,668		DBS Group Holdings Ltd	3,315
782,141		Depfa Bank plc	12,961
33,298		Deutsche Bank AG.	3,747
3,694		Dexia	89

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
4,536		DNB NOR Holding ASA	$56
1,620		EFG Eurobank Ergasias S.A.	45
1,899	*	Emporiki Bank of Greece S.A.	66
1,283		Erste Bank der Oesterreichischen Sparkassen AG.	72
18,879		Fifth Third Bancorp	698
28,805		First Horizon National Corp	1,158
7,966		Fortis	271
32,000		Golden West Financial Corp	2,374
30,160		Gunma Bank Ltd	224
5,189		Hang Seng Bank Ltd	66
353,744		Hokuhoku Financial Group, Inc	1,479
3,738,237		HSBC Holdings plc	65,787
339,586		Hudson City Bancorp, Inc	4,527
11,247		Huntington Bancshares, Inc	265
88,944		ICICI Bank Ltd (ADR)	2,103
23,000		IndyMac Bancorp, Inc	1,054
448		Investec plc	21
967		Investors Financial Services Corp	43
46,338		Joyo Bank Ltd	281
861,816		JPMorgan Chase & Co	36,196
191,509		Julius Baer Holding AG.	16,603
400	*	Jyske Bank	23
1,136,931		Kasikornbank PCL	1,818
128,000		Kasikornbank PCL	198
85,705		Keycorp	3,058
59,229		Kookmin Bank	4,870
279,838		Lloyds TSB Group plc	2,751
9,143		M&T Bank Corp	1,078
10,235		Marshall & Ilsley Corp	468
867,853		Mediobanca S.p.A.	16,989
64,839		Mellon Financial Corp	2,232
6,243		Mercantile Bankshares Corp	223
319		Mitsubishi UFJ Financial Group, Inc	4,465
22,750		Mitsui Trust Holdings, Inc	274
2,515		Mizuho Financial Group. Inc	21,319
10,902		National Australia Bank Ltd	285
35,680	e	National Bank Of Canada	1,829
1,177,606		National Bank of Greece S.A.	46,497
1,140,576	*	National Bank of Greece S.A.	3,602
532,097		National City Corp	19,257
11,012		New York Community Bancorp, Inc	182
19,045		Nishi-Nippon City Bank Ltd	91
14,454		Nordea Bank AB	172
62,388		North Fork Bancorporation, Inc	1,882
293,620		Northern Trust Corp	16,237
28,438		OKO Bank	418
696,083		Oversea-Chinese Banking Corp	2,905
1,482		Piraeus Bank S.A.	35
107,200		PNC Financial Services Group, Inc	7,522
238		Raiffeisen International Bank Holding AG.	21
22,252		Regions Financial Corp	737
203		Resona Holdings, Inc	641
322,356	e	Royal Bank of Canada	13,137
2,224	*	Royal Bank Of Canada	90
1,512,992		Royal Bank of Scotland Group plc	49,755
10,126		Sanpaolo IMI S.p.A.	179
2		Sapporo Hokuyo Holdings, Inc	21
8,732,065		Shinsei Bank Ltd	55,380
36,727		Shizuoka Bank Ltd	397

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
3,130		Skandinaviska Enskilda Banken AB (A Shs)	$74
470,489		Societe Generale (A Shs)	69,183
21,566		Sovereign Bancorp, Inc	438
44,991		State Street Corp	2,614
3,626		Sumitomo Mitsui Financial Group, Inc	38,380
4,826,602		Sumitomo Trust & Banking Co Ltd	52,777
152,580		SunTrust Banks, Inc	11,636
8,738		Suruga Bank Ltd	118
3,556		Svenska Handelsbanken AB (A Shs)	92
420		Sydbank A/S	14
11,161		Synovus Financial Corp	299
2,368		TCF Financial Corp	63
8,622		TD Banknorth, Inc	254
180,779	*	UBS AG.	19,775
1,293,642		UniCredito Italiano S.p.A	10,123
32,262		UnionBanCal Corp	2,084
2,671,118		United Overseas Bank Ltd	26,350
499,055		US Bancorp	15,411
384,867		Wachovia Corp	20,814
388,630		Washington Mutual, Inc	17,714
1,381,227		Wells Fargo & Co	92,653
12,218		Westpac Banking Corp	211
1,527		Wing Hang Bank Ltd	13
3,898		Zions Bancorporation	304
		TOTAL DEPOSITORY INSTITUTIONS	1,209,809

EATING AND DRINKING PLACES - 0.57%
40,300		Aramark Corp (Class B)	1,334
679		Autogrill S.p.A.	10
729,233		Brinker International, Inc	26,471
5,688,010		Compass Group plc	27,589
47,977		Darden Restaurants, Inc	1,890
66,200		Domino's Pizza, Inc	1,638
15,596		Enterprise Inns plc	274
280,947		McDonald's Corp	9,440
35,659		Mitchells & Butlers plc	340
25,430		Onex Corp	509
10,461		Punch Taverns plc	169
2,911		Skylark Co Ltd	64
637		Sodexho Alliance S.A.	31
101,002	*	Starbucks Corp	3,814
3,466		Wendy's International, Inc	202
14,336		Whitbread plc	309
21,319	v*	Whitbread plc (B shrs)	61
56,119		Yum! Brands, Inc	2,821
		TOTAL EATING AND DRINKING PLACES	76,966

EDUCATIONAL SERVICES - 0.00% **
991	*	Apollo Group, Inc (Class A)	51
2,582		Benesse Corp	89
63,676		CAE, Inc	487
1,380	*	Career Education Corp	41
		TOTAL EDUCATIONAL SERVICES	668

ELECTRIC, GAS, AND SANITARY SERVICES - 3.66%
77,746	*	AES Corp	1,434
1,747		Alinta Ltd	14
112,800	*	Allegheny Energy, Inc	4,181
74,800		Alliant Energy Corp	2,566

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
1,447		Ameren Corp	$73
2,625		American Electric Power Co, Inc	90
900		Aqua America, Inc	21
3,046		Australian Gas Light Co Ltd	40
359,878		Caltex Australia Ltd	6,310
4,389		Centerpoint Energy, Inc	55
5,230,710		Centrica plc	27,596
14,159		Chubu Electric Power Co, Inc	383
5,278,680		CLP Holdings Ltd	30,889
47,783		Consolidated Edison, Inc	2,123
18,253		Constellation Energy Group, Inc	995
2,014		Contact Energy Ltd	9
19,482		Dominion Resources, Inc	1,457
2,885		DTE Energy Co	118
38,790		Duke Energy Corp	1,139
184,826		E.ON AG.	21,274
19,151		Edison International	747
59,696		El Paso Corp	895
3,139		Electric Power Development Co	120
1,819,416		Enagas	38,804
71,833	*	Enbridge, Inc	2,194
2,537,226		Endesa S.A.	88,210
28,772		Enel S.p.A.	248
35,378		Energen Corp	1,359
13,417		Energias de Portugal S.A.	53
23,208		Energy East Corp	555
140,385		Entergy Corp	9,932
171,097		Exelon Corp	9,723
2,703,302		First Philippine Holdings Corp	2,290
193,791		FirstEnergy Corp	10,505
22,300		Fortis, Inc	447
3,958,220		Fortum Oyj	101,224
47,966		FPL Group, Inc	1,985
1,195		Gas Natural SDG S.A.	36
1,313		Gaz de France	44
1,303		Hokkaido Electric Power Co, Inc	31
24,155		Hong Kong & China Gas Ltd	53
16,044		Hong Kong Electric Holdings Ltd	73
5,413		Iberdrola S.A.	186
25,155		International Power plc	132
13,922		Kansai Electric Power Co, Inc	312
2,486		Kelda Group plc	35
2,471		KeySpan Corp	100
740		Kinder Morgan, Inc	74
2,560		Kyushu Electric Power Co, Inc	60
79,201		National Grid plc	857
1,833		NiSource, Inc	40
50,175	*	NRG Energy, Inc	2,417
514		Oest Elektrizitatswirts	25
14,125		Osaka Gas Co Ltd	45
1,284		Pepco Holdings, Inc	30
5,324,969	*	Petronet LNG Ltd	5,118
10,199		PG&E Corp	401
1,387		Pinnacle West Capital Corp	55
51,570		PPL Corp	1,666
15,351		Progress Energy, Inc	658
31,287		Public Service Enterprise Group, Inc	2,069
1,243		Puma AG. Rudolf Dassler Sport	483
55,583		Questar Corp	4,474

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
2,110	*	Reliant Energy, Inc	$25
107,983		Republic Services, Inc	4,356
24,136		RWE AG.	2,008
757		SCANA Corp	29
22,129		Scottish & Southern Energy plc	471
48,673		Scottish Power plc	525
10,118,988		SembCorp Industries Ltd	20,733
1,348,524		Sempra Energy	61,331
2,367		Severn Trent plc	51
6,524		Snam Rete Gas S.p.A.	29
248		Sociedad General de Aguas de Barcelona S.A.	7
147	*	Sociedad General de Aguas de Barcelona S.A.	4
831,811	*	Sojitz Holdings Corp	3,289
5,025		Southern Co	161
7,005		Suez S.A.	291
4,013		Tohoku Electric Power Co, Inc	88
36,200		Tokyo Electric Power Co, Inc	1,001
15,838		Tokyo Gas Co Ltd	75
43,209	e	TransAlta Corp	896
65,756		TXU Corp	3,932
915		Union Fenosa S.A.	35
5,903		United Utilities plc	70
2,874		Vector Ltd	4
1,947		Veolia Environnement	101
53,892		Williams Cos, Inc	1,259
25,345		Wisconsin Energy Corp	1,021
10,687		Xcel Energy, Inc	205
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	491,529

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 5.71%
410	*	AAC Acoustic Technology Holdings, Inc	-	^
14,000		Acuity Brands, Inc	545
842	*	ADC Telecommunications, Inc	14
18,740	*	Advanced Micro Devices, Inc	458
1,434,908		Alcatel S.A.	18,201
11,114		Alps Electric Co Ltd	139
15,440	*	Altera Corp	271
3,204		American Power Conversion Corp	62
6,665		Amphenol Corp (Class A)	373
16,636		Analog Devices, Inc	535
56,649		ARM Holdings plc	119
62,072	*	ATI Technologies, Inc	905
175,550		Avex Group Holdings, Inc	4,154
900	*	Avnet, Inc	18
72		Bang & Olufsen A/S	8
75		Barco NV	7
80,804	*	Broadcom Corp (Class A)	2,428
48,308	*	Celestica, Inc	459
2,723,098	*	Chartered Semiconductor Manufacturing Ltd	2,325
4,214,562	*	Cisco Systems, Inc	82,310
1,422	*	Comverse Technology, Inc	28
71,770		Cooper Industries Ltd (Class A)	6,669
855	*	CSR plc	20
20,733		Dainippon Screen Manufacturing Co Ltd	190
1,817		Electrolux AB (Series B)	26
6,923		Emerson Electric Co	580
33,248		EMI Group plc	187
895	*	Energizer Holdings, Inc	52
17,972,941		Ericsson (LM) (B Shs)	59,382

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
150,000	*	Fairchild Semiconductor International, Inc	$2,726
55,864		Fanuc Ltd	5,024
2,891		Fisher & Paykel Appliances Holdings Ltd	8
3,452		Fisher & Paykel Healthcare Corp	9
27,528	*	Flextronics International Ltd	292
14,000	*	Foxconn International Holdings Ltd	30
838,400	*	Freescale Semiconductor, Inc	24,314
26,800	*	Freescale Semiconductor, Inc (Class B)	788
9,822		Fuji Electric Holdings Co Ltd	51
1,136		Gamesa Corp Tecnologica S.A.	24
11,490	e	Garmin Ltd	1,212
306		Germanos S.A.	7
1,773		Harman International Industries, Inc	151
3,263		Hirose Electric Co Ltd	397
500		Hitachi High-Technologies Corp	15
205,548		Hitachi Ltd	1,359
390,949		Honeywell International, Inc	15,755
108,275		Horiba Ltd	3,580
1,499,100		Hoya Corp	53,373
47,247	*	Hynix Semiconductor, Inc	1,531
139,208		Ibiden Co Ltd	6,698
62,398	*	Infineon Technologies AG.	695
287,628	*	Infineon Technologies AG. (ADR)	3,210
5,594,885		Intel Corp	106,023
1,000		Intersil Corp (Class A)	23
1,039		Intracom S.A.	7
1,151,265	*	JDS Uniphase Corp	2,913
8,558		Koninklijke Philips Electronics NV	267
1,280		Kudelski S.A.	31
11,638		Kyocera Corp	902
740,026		L-3 Communications Holdings, Inc	55,813
17,291		Linear Technology Corp	579
54,471	*	LSI Logic Corp	488
1,127,163	*	Lucent Technologies, Inc	2,728
4,230		Mabuchi Motor Co Ltd	253
37,426	*	Marvell Technology Group Ltd	1,659
484,469		Matsushita Electric Industrial Co Ltd	10,235
8,956		Matsushita Electric Works Ltd	100
15,205		Maxim Integrated Products, Inc	488
31,200	*	MEMC Electronic Materials, Inc	1,170
9,964		Microchip Technology, Inc	334
263,171	*	Micron Technology, Inc	3,963
1,172		Micronas Semiconductor Holdings, Inc	32
2,900		Minebea Co Ltd	16
68,661		Mitsubishi Electric Corp	551
2,997,437		Motorola, Inc	60,398
12,356		Murata Manufacturing Co Ltd	803
45,836		National Semiconductor Corp	1,093
1,617	*	NEC Electronics Corp	52
977,973	*	Network Appliance, Inc	34,523
60,988		NGK Spark Plug Co Ltd	1,227
5,706		Nidec Corp	409
121,939		Nitto Denko Corp	8,694
131		NKT Holding A/S	8
2,837,726		Nokia Oyj	57,910
1,007,002	*	Nortel Networks Corp	2,246
750,000	*	Nortel Networks Corp	1,680
66,344	*	Novellus Systems, Inc	1,639
46,532	*	Nvidia Corp	991

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
19,111		Omron Corp	$487
1,291		Pioneer Corp	21
8,349	*	QLogic Corp	144
328,414		Qualcomm, Inc	13,160
76,272		RadioShack Corp	1,068
36,095	*	Research In Motion Ltd	2,525
48,595		Ricoh Co Ltd	954
305		Rinnai Corp	8
20,818		Rockwell Collins, Inc	1,163
6,144		Rohm Co Ltd	550
5,996		Samsung Electronics Co Ltd	3,811
12,434		Sanken Electric Co Ltd	158
184,865	*	Sanmina-SCI Corp	850
36,755	*	Sanyo Electric Co Ltd	79
353		Schindler Holding AG.	18
1,540		Schneider Electric S.A.	161
40,803		Sharp Corp	645
500		Shinko Electric Industries	15
18,200	*	Silicon Laboratories, Inc	640
66,041	e*	Sirius Satellite Radio, Inc	314
41,088		Sony Corp	1,815
68,935		Stanley Electric Co Ltd	1,423
444,169	*	STATS ChipPAC Ltd	279
28,513		STMicroelectronics NV	459
941,150		Sumco Corp	53,679
75,970	*	Suntech Power Holdings Co Ltd (ADR)	2,146
18,601		Taiyo Yuden Co Ltd	236
937		Tandberg ASA	8
6,766		TDK Corp	515
43,000		Teleflex, Inc	2,323
41,918	*	Tellabs, Inc	558
8,006		Terna S.p.A.	21
378,661		Texas Instruments, Inc	11,470
1,801		Thomson	30
653		Uniden Corp	7
784		Ushio, Inc	17
2,138		Valeo S.A.	76
104,590		Venture Corp Ltd	701
1,280		Whirlpool Corp	106
16,004		Xilinx, Inc	363
5,421,256	*	Yageo Corp	1,875
7,384		Yaskawa Electric Corp	86
11,000	*	Zoran Corp	268
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	767,194

ENGINEERING AND MANAGEMENT SERVICES - 0.47%
13,833		Amec plc	81
700	*	Amylin Pharmaceuticals, Inc	35
4,327		Capita Group plc	37
73,651	*	Celgene Corp	3,493
300		Corporate Executive Board Co	30
1,963		Downer EDI Ltd	11
43,741		Fluor Corp	4,065
387		Fugro NV	17
85,000	*	Infrasource Services, Inc	1,548
400	*	Jacobs Engineering Group, Inc	32
9,142		JGC Corp	157
302		Meitec Corp	10
75,968		Moody's Corp	4,137

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
1,164		Nichii Gakkan Co	$21
21,839		Paychex, Inc	851
5,154,976		QinetiQ plc	16,852
7,555		Quest Diagnostics, Inc	453
1,125		SBM Offshore NV	30
3,126		Serco Group plc	19
35,115		SNC-Lavalin Group, Inc	928
6,945,203		Taylor Nelson Sofres plc	29,930
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	62,737

FABRICATED METAL PRODUCTS - 0.68%
5,872		Amcor Ltd	29
2,696		Ball Corp	100
292,000	*	Crown Holdings, Inc	4,546
36		Geberit AG.	42
239,202		Illinois Tool Works, Inc	11,362
11,339		JS Group Corp	239
1,409		Pentair, Inc	48
25,244		Rexam plc	247
2,612		Sanwa Shutter Corp	15
484		Ssab Svenskt Stal AB	9
1,059		Ssab Svenskt Stal AB	21
372,465		Sumitomo Precision Products Co Ltd	2,222
6,389		Toyo Seikan Kaisha Ltd	116
60,058		Vallourec S.A.	72,186
		TOTAL FABRICATED METAL PRODUCTS	91,182

FOOD AND KINDRED PRODUCTS - 3.62%
42,337		Ajinomoto Co, Inc	469
31,583		Anheuser-Busch Cos, Inc	1,440
112,794		Archer Daniels Midland Co	4,656
1,429		Ariake Japan Co Ltd	32
17,371		Asahi Breweries Ltd	244
2,974		Bunge Ltd	149
120,821		Cadbury Schweppes plc	1,165
131,971		Campbell Soup Co	4,897
860		Carlsberg A/S (Class B)	63
3,205		Coca Cola Hellenic Bottling Co S.A.	95
3,493		Coca-Cola Amatil Ltd	18
524,391		Coca-Cola Co	22,559
58,400		Coca-Cola Enterprises, Inc	1,190
6,971		Coca-Cola West Japan Co Ltd	148
16,194		ConAgra Foods, Inc	358
13,649	*	Constellation Brands, Inc (Class A)	341
15,566	*	Cott Corp	204
6,087		CSR Ltd	15
818		Danisco A/S	60
47,400		Del Monte Foods Co	532
9,031,038		Diageo plc	151,917
217		East Asiatic Co Ltd A/S	8
565		Ebro Puleva S.A.	12
850,110		General Mills, Inc	43,917
42		Givaudan S.A.	33
1,797		Greencore Group plc	8
7,719		Groupe Danone	981
55,719		H.J. Heinz Co	2,297
758,393		Heineken NV	32,146
4,728		Hershey Co	260
6,690		House Foods Corp	101

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
712		Iaws Group plc	$13
1,214		InBev NV	60
213,954		Ito En Ltd	7,842
45,286		J Sainsbury plc	280
14,252,776		JG Summit Holdings	1,610
1,016,596		J-Oil Mills, Inc	4,758
15,944		Kaneka Corp	145
9,118		Katokichi Co Ltd	92
1,760,356		Kellogg Co	85,254
874		Kerry Group plc (Class A)	19
4,019,054		Khon Kaen Sugar Industry PCL	1,022
105,195		Kibun Food Chemifa Co Ltd	1,772
21,795		Kikkoman Corp	272
55,796		Kirin Brewery Co Ltd	878
6,648		Kraft Foods, Inc (Class A)	205
1,960		Lion Nathan Ltd	11
4,569		McCormick & Co, Inc	153
15,630		Meiji Dairies Corp	109
17,763		Meiji Seika Kaisha Ltd	91
57	*	Molson Coors Brewing Co (Class B)	4
150,313		Nestle S.A.	47,119
15,264		Nichirei Corp	82
7,357		Nippon Meat Packers, Inc	85
25,089		Nisshin Seifun Group, Inc	280
15,071		Nissin Food Products Co Ltd	533
416,737		Oenon Holdings, Inc	1,622
234,500		Olam International Ltd	214
61,000		Pepsi Bottling Group, Inc	1,961
23,900		PepsiAmericas, Inc	528
487,960		PepsiCo, Inc	29,297
2,049		Pernod-Ricard S.A.	406
3,077,884		Petra Foods Ltd	2,705
28,873		Q.P. Corp	275
461,331		Royal Numico NV	20,699
45,582		Sampo Oyj (A Shs)	870
12,855		Sapporo Holdings Ltd	65
9,404		Saputo, Inc	299
24,631		Sara Lee Corp	395
64,999		Scottish & Newcastle plc	613
22,026		Suedzucker AG.	488
6,693		Swire Pacific Ltd (A Shs)	69
3,692		Takara Holdings, Inc	22
20,784		Tate & Lyle plc	233
3,377		Toyo Suisan Kaisha Ltd	53
8,618		Tyson Foods, Inc (Class A)	128
6,934,382		Universal Robina Corp	2,349
5,184		Want Want Holdings Ltd	7
1,426		Wrigley (Wm.) Jr Co	65
4,326		Yakult Honsha Co Ltd	118
5,918		Yamazaki Baking Co Ltd	53
		TOTAL FOOD AND KINDRED PRODUCTS	486,538

FOOD STORES - 0.97%
30,000		Alimentation Couche Tard, Inc	647
16,086		Carrefour S.A.	943
7,911		Coles Myer Ltd	67
107		Colruyt S.A.	17
507		Delhaize Group	35
2,555		FamilyMart Co Ltd	74

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
11,204		George Weston Ltd	$804
7,072	*	Goodman Fielder Ltd	11
434		Jeronimo Martins SGPS S.A.	7
434		Kesko Oyj (B Shares)	17
10,389	*	Koninklijke Ahold NV	90
377,996		Kroger Co	8,263
2,390		Lawson, Inc	87
24,946		Loblaw Cos Ltd	1,155
31,436		Seven & I Holdings Co Ltd	1,037
5,337		Sonae SPGS S.A.	8
2,618,522		Supervalu, Inc	80,389
5,884,243		Tesco plc	36,350
186		Valora Holding AG.	40
3,642		Whole Foods Market, Inc	235
7,833		Woolworths Ltd	117
		TOTAL FOOD STORES	130,393

FORESTRY - 0.02%
11,000		Rayonier, Inc	417
33,079		Weyerhaeuser Co	2,059
		TOTAL FORESTRY	2,476

FURNITURE AND FIXTURES - 0.01%
4,901		Hillenbrand Industries, Inc	238
7,387		Johnson Controls, Inc	607
3,733		Leggett & Platt, Inc	93
7,574		Masco Corp	224
3,968		MFI Furniture plc	8
1,261		Neopost S.A.	144
		TOTAL FURNITURE AND FIXTURES	1,314

FURNITURE AND HOMEFURNISHINGS STORES - 0.15%
49,446	*	Bed Bath & Beyond, Inc	1,640
17,550		Best Buy Co, Inc	963
17,200		Circuit City Stores, Inc	468
117,540		Culture Convenience Club Co Ltd	1,356
85,573		DSG International plc	302
3,528		Harvey Norman Holdings Ltd	10
45,455		Kesa Electricals plc	243
1,425	*	Mohawk Industries, Inc	100
56,005		Nitori Co Ltd	2,729
2,491		Shimachu Co Ltd	65
4,081		Williams-Sonoma, Inc	139
117,171		Yamada Denki Co Ltd	11,962
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	19,977

GENERAL BUILDING CONTRACTORS - 0.57%
5,505		Balfour Beatty plc	35
20,615		Barratt Developments plc	361
29,600		Beazer Homes USA, Inc	1,358
11,156		Bellway plc	239
4,315	*	Berkeley Group Holdings plc	97
245		Bilfinger Berger AG.	13
5,714		Centex Corp	287
4,216,747		Cheung Kong Infrastructure Holdings Ltd	12,188
3,575		CRH plc	117
3,343		Daito Trust Construction Co Ltd	185
24,014		Daiwa House Industry Co Ltd	384
12,018		DR Horton, Inc	286

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
3,161		Fletcher Building Ltd	$18
25,715		George Wimpey plc	216
1,353,398	*	Haseko Corp	4,606
799		Hellenic Technodomiki Tev S.A.	8
797,955		Hochtief AG.	44,373
1,345,269		IJM Corp Bhd	2,050
637		Imerys S.A.	51
37,104		Kajima Corp	170
10,915		KB Home	501
151,510		Keppel Land Ltd	387
7,172,087		Lalin Property PCL	884
927		Leighton Holdings Ltd	12
2,397		Lend Lease Corp Ltd	25
50,492		Lennar Corp (Class A)	2,240
1,585	*	NVR, Inc	779
25,977		Obayashi Corp	179
16,080		Persimmon plc	367
9,226		Pulte Homes, Inc	266
22,260		Sekisui Chemical Co Ltd	192
32,826		Sekisui House Ltd	451
2,302,000		Shanghai Forte Land Co	934
24,452		Shimizu Corp	137
38,136		Taisei Corp	140
42,285		Taylor Woodrow plc	261
914		Technical Olympic S.A.	4
392		Titan Cement Co S.A.	18
8,844		Toda Corp	43
61,270	*	Toll Brothers, Inc	1,567
14,476		YIT OYJ	355
		TOTAL GENERAL BUILDING CONTRACTORS	76,784

GENERAL MERCHANDISE STORES - 0.78%
26,001		Aeon Co Ltd	571
217,432		Costco Wholesale Corp	12,422
8,545		Daimaru, Inc	113
93,347		Dollar General Corp	1,305
2,350		Family Dollar Stores, Inc	57
21,958		Federated Department Stores, Inc	804
3,973		Hankyu Department Stores, Inc	31
38,095		Hyundai Department Store Co Ltd	2,943
309,113		Isetan Co Ltd	5,273
75,303		JC Penney Co, Inc	5,084
18,386		Keio Electric Railway Co Ltd	119
47,914		Kintetsu Corp	160
83,168		Marks & Spencer Group plc	903
201,088		Marui Co Ltd	3,135
19,191		Mitsukoshi Ltd	88
154,210		Pinault-Printemps-Redoute S.A.	19,659
4,017		Shinsegae Co Ltd	2,011
13,162		Takashimaya Co Ltd	165
162,525		Target Corp	7,943
294,898		TJX Cos, Inc	6,741
699,051		Tokyu Corp	4,085
2,220		UNY Co Ltd	33
634,076		Wal-Mart Stores, Inc	30,543
1,580		Warehouse Group Ltd	5
		TOTAL GENERAL MERCHANDISE STORES	104,193

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
HEALTH SERVICES - 2.29%
1,780,660		AmerisourceBergen Corp	$74,645
42,229	*	Capio AB	756
19,364		Caremark Rx, Inc	966
18,226		Cigna Corp	1,795
223		Coloplast A/S (B Shs)	17
700	*	Community Health Systems, Inc	26
500	*	Covance, Inc	31
177,671	*	Coventry Health Care, Inc	9,761
36,655	*	DaVita, Inc	1,822
4,897		DCA Group Ltd	10
18,397	*	Express Scripts, Inc	1,320
151,940		Fraser and Neave Ltd	384
6,481		Fresenius Medical Care AG.	745
1,196		Getinge AB (B Shs)	20
57,164		HCA, Inc	2,467
3,078,520		Health Management Associates, Inc (Class A)	60,678
13,564,544	*	Healthsouth Corp	52,223
1,037		Intertek Group plc	13
5,516	*	Laboratory Corp of America Holdings	343
4,574	*	Lincare Holdings, Inc	173
524,387		McKesson Corp	24,793
31,065		MDS, Inc	568
116,179	*	Medco Health Solutions, Inc	6,655
2,291,337	*	Nektar Therapeutics	42,023
2,181,193		Parkway Holdings Ltd	3,407
50,000	*	Sierra Health Services, Inc	2,251
1,765		Sonic Healthcare Ltd	19
113		Straumann Holding AG.	29
74,071	*	Tenet Healthcare Corp	517
20,176	*	Triad Hospitals, Inc	799
262,590	*	WellPoint, Inc	19,109
		TOTAL HEALTH SERVICES	308,365

HEAVY CONSTRUCTION, EXCEPT BUILDING - 1.36%
1,524		Abertis Infraestructuras S.A.	36
1,648		ACS Actividades Cons y Servicios S.A.	69
16,816		Bouygues S.A.	864
292,736		Chiyoda Corp	5,992
305		Fomento de Construcciones y Contratas S.A.	23
6,200		Granite Construction, Inc	281
421		Grupo Ferrovial S.A.	32
4,190		Multiplex Group	10
15,966		Nishimatsu Construction Co Ltd	60
10,403		Okumura Corp	58
1,718,121		Skanska AB (B Shs)	26,475
1,000,000	*	Tecnicas Reunidas S.A.	22,696
5,321		Transurban Group	27
1,225,616		Vinci S.A.	126,233
		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	182,856

HOLDING AND OTHER INVESTMENT OFFICES - 1.29%
32,740		3i Group plc	546
380,264	e	Allied Capital Corp	10,940
600		AMB Property Corp	30
32,657		Amvescap plc	299
1,419		Apartment Investment & Management Co (Class A)	62
21,100		ARC Energy Trust	531
25,529		Archstone-Smith Trust	1,299
13,798		AvalonBay Communities, Inc	1,526

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
34,574		Boston Properties, Inc	$3,125
83,813	e	Brookfield Asset Management, Inc	3,381
12,700		Camden Property Trust	934
281,486		CapitaMall Trust	377
5,146		CFS Gandel Retail Trust	7
3,866	v	CFS Gandel Retail Trust	5
856,572		China Merchants Holdings International Co Ltd	2,608
38,904	*	CI Financial, Inc	1,033
1,417		Collins Stewart Tullett plc	20
9,707		Commonwealth Property Office Fund	10
709		Crescent Real Estate Equities Co	13
2,117		Developers Diversified Realty Corp	110
946		Duke Realty Corp	33
12,075		Equity Office Properties Trust	441
92,230		Equity Residential	4,125
513		Fabege AB	10
400		Federal Realty Investment Trust	28
93,440		General Growth Properties, Inc	4,210
12,939		GPT Group	42
16,821		Great Portland Estates plc	156
493		Groupe Bruxelles Lambert S.A.	52
575	*	Groupe Bruxelles Lambert S.A.	-	^
1,464		Health Care Property Investors, Inc	39
74,245		Host Marriott Corp	1,624
671		Hugoton Royalty Trust	20
1,853	*	Immoeast Immobilien Anlagen AG.	20
5,723		ING Industrial Fund	9
220,000		iShares MSCI Japan Index Fund	3,001
801		iStar Financial, Inc	30
19,275		Jafco Co Ltd	1,157
22		Japan Prime Realty Investment Corp	66
39		Japan Real Estate Investment Corp	348
42		Japan Retail Fund Investment Corp	331
22,480		JFE Holdings, Inc	954
50,136		Kimco Realty Corp	1,829
8,146		Kiwi Income Property Trust	7
371,280	*	K-REIT Asia	298
33,940		Land Securities Group plc	1,126
1,329	e	Liberty Property Trust	59
14,567		Link Real Estate Investment Trust	29
1,169		Macerich Co	82
12,300		Mack-Cali Realty Corp	565
2,108		Macquarie Communications Infrastructure Group	9
1,956,770		Macquarie Infrastructure Group	4,885
321,263	*	Macquarie Korea Infrastructure Fund	2,303
12,773		Macquarie Office Trust	13
14,117		Man Group plc	665
1,035	*	Meinl European Land Ltd	21
45		Nippon Building Fund, Inc	437
669		Nobel Biocare Holding AG.	159
2,946,976		Noble Group Ltd	2,031
14		Nomura Real Estate Office Fund, Inc	111
3,197,758		NTL, Inc	79,624
10		NTT Urban Development Corp	78
26,776		Plum Creek Timber Co, Inc	951
17,300		PrimeWest Energy Trust	521
35,428		Prologis	1,847
347		PSP Swiss Property AG.	18
6,029,688		PT Summarecon Agung Tbk	762

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
30,580		Public Storage, Inc	$2,321
10,115,499		RAB Capital plc	15,622
600		Reckson Associates Realty Corp	25
500		Regency Centers Corp	31
408		Rodamco Europe NV	40
665		Sacyr Vallehermoso S.A.	22
25,146		SCOR	55
2,040,000	v*	Shimao Property Holdings Ltd	1,642
58,689		Simon Property Group, Inc	4,868
5,700		SL Green Realty Corp	624
31,110		Softbank Corp	698
360,556		Suntec Real Estate Investment Trust	283
900		United Dominion Realty Trust, Inc	25
51,203		Vornado Realty Trust	4,995
9,827		Wharf Holdings Ltd	35
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	173,268

HOTELS AND OTHER LODGING PLACES - 0.87%
1,546,258		Accor S.A.	94,091
3,962,000	*	Banyan Tree Holdings Ltd	2,330
15,800		Choice Hotels International, Inc	957
5,378		Four Seasons Hotels, Inc	328
501,096		Genting Bhd	3,232
11,524		Hilton Hotels Corp	326
2,424,868		Hongkong & Shanghai Hotels	2,685
15,052		Intercontinental Hotels Group plc	263
10,477		Intrawest Corp	332
10,500	*	Las Vegas Sands Corp	818
12,293		Marriott International, Inc (Class A)	469
3,152	*	MGM Mirage	129
9,551,538		Minor International PCL	2,366
439		NH Hoteles S.A.	8
116,619		Overseas Union Enterprise Ltd	745
1,746,950		Shangri-La Asia Ltd	3,363
2,819		Sky City Entertainment Group Ltd	9
62,092		Starwood Hotels & Resorts Worldwide, Inc	3,747
400		Station Casinos, Inc	27
209,237		United Overseas Land Ltd	378
6,518	*	Wynn Resorts Ltd	478
		TOTAL HOTELS AND OTHER LODGING PLACES	117,081

INDUSTRIAL MACHINERY AND EQUIPMENT - 3.02%
62,705		3M Co	5,065
66,945		ABB Ltd	869
633		Alfa Laval AB	19
3,330	*	Alstom RGPT	304
14,498		Amada Co Ltd	152
503		Amano Corp	7
135,273		American Standard Cos, Inc	5,853
65		Andritz AG.	11
1,059,482	*	Apple Computer, Inc	60,518
1,800,880		Applied Materials, Inc	29,318
400		ARRK Corp	9
1,492		ASM Pacific Technology Ltd	7
5,053	*	ASML Holding NV	102
2,240		Atlas Copco AB (A Shares)	62
4,126		Atlas Copco AB (B Shares)	107
9,042		Black & Decker Corp	764
68,958	*	Cameron International Corp	3,294

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
137,583		Canon, Inc	$6,752
6,394		Casio Computer Co Ltd	122
73,656		Caterpillar, Inc	5,486
3,936		CDW Corp	215
1,101	*	Charter plc	16
2,648		Citizen Watch Co Ltd	24
19,400		Cummins, Inc	2,372
500		Daifuku Co Ltd	8
8,605		Daikin Industries Ltd	299
6,442		Deere & Co	538
690,935	*	Dell, Inc	16,866
34,138		Dover Corp	1,687
36,876		Eaton Corp	2,780
11,890		Ebara Corp	51
389,222	*	EMC Corp	4,270
61,000	*	Emulex Corp	992
500	*	FMC Technologies, Inc	34
242,728		Fuji Photo Film Co Ltd	8,154
2,705		Glory Ltd	52
900	*	Grant Prideco, Inc	40
8,749		Heidelberger Druckmaschinen	398
3,019,651		Hewlett-Packard Co	95,662
868		Hikari Tsushin, Inc	47
3,522		Hitachi Construction Machinery Co Ltd	85
1,817	*	Husqvarna AB	22
2,284		IMI plc	21
3,514		Ingersoll-Rand Co Ltd	150
493,529		International Business Machines Corp	37,913
43,630		International Game Technology	1,655
36,114		Ishikawajima-Harima Heavy Industries Co Ltd	114
1,965		Itochu Techno-Science Corp	91
50,975		Jabil Circuit, Inc	1,305
829,737		Japan Steel Works Ltd	5,691
11,400		Joy Global, Inc	594
417,869		Komatsu Ltd	8,316
686		Komori Corp	15
38,842		Konica Minolta Holdings, Inc	491
502,257		Kubota Corp	4,767
827		Kurita Water Industries Ltd	17
41,700	*	Lam Research Corp	1,944
54,150	*	Lexmark International, Inc	3,023
733	*	Logitech International S.A.	28
2,401		Makita Corp	76
4,636		Meggitt plc	27
10,758		Metso Oyj	390
129,506		Mitsubishi Heavy Industries Ltd	560
26,875		Mitsui Engineering & Shipbuilding Co Ltd	82
15,441		Mitsumi Electric Co Ltd	183
96,437		Modec, Inc	2,160
341,174		Nippon Electric Glass Co Ltd	6,849
6,948		NTN Corp	55
586		OCE NV	9
1,200	*	Ocean RIG ASA	8
22,368		Oki Electric Industry Co Ltd	53
1,000		Okuma Holdings, Inc	11
600		OSG Corp	10
106,148		Pall Corp	2,972
56,376		Parker Hannifin Corp	4,375
240		Rheinmetall AG.	17

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
31,306		Rockwell Automation, Inc	$2,254
5,363,053		Rolls-Royce Group plc	10
27,694		Safran S.A.	603
40,603	*	SanDisk Corp	2,070
6,762		Sandvik AB	79
1,826		Scania AB	83
116,407		Seagate Technology	2,635
26,262	v*	Seagate Technology, Inc	-	^
9,173		Seiko Epson Corp	250
41		SIG Holding AG.	9
2,700		SKF AB	43
45,580		SMC Corp	6,455
9,395		Smith International, Inc	418
242		Solarworld AG.	15
49,581	*	Solectron Corp	170
1,279		SPX Corp	72
1,106		Stanley Works	52
124		Sulzer AG.	93
22,821		Sumitomo Heavy Industries Ltd	211
9,844		Symbol Technologies, Inc	106
116,159		Technip S.A.	6,431
13,135		Techtronic Industries Co	18
4,800	*	Terex Corp	474
898		THK Co Ltd	27
617,000		Tokyo Electron Ltd	43,179
300		Tokyo Seimitsu Co Ltd	16
1,191		Tomra Systems ASA	10
163,542		Toshiba Corp	1,069
7,562		Toyota Tsusho Corp	182
42	*	Unaxis Holding AG.	12
7,648	*	Varian Medical Systems, Inc	362
1,267	*	Vestas Wind Systems A/S	35
6,064		Wartsila Oyj (Series B)	256
1,500	*	Western Digital Corp	30
3,584		Wincor Nixdorf AG.	458
22,933		Yokogawa Electric Corp	327
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	405,919

INSTRUMENTS AND RELATED PRODUCTS - 2.99%
4,021		Advantest Corp	410
164,673	*	Agilent Technologies, Inc	5,197
3,500		Allergan, Inc	375
14,242		Anritsu Corp	76
97,944		Applera Corp (Applied Biosystems Group)	3,168
135,713		BAE Systems plc	928
6,375		Bard (C.R.), Inc	467
2,201		Bausch & Lomb, Inc	108
140,620		Baxter International, Inc	5,169
2,931		Beckman Coulter, Inc	163
73,006		Becton Dickinson & Co	4,463
13,185		Biomet, Inc	413
127,386	*	Boston Scientific Corp	2,145
59,085		Cochlear Ltd	2,398
1,813		Cooper Cos, Inc	80
90,748		Danaher Corp	5,837
5,647		Dentsply International, Inc	342
90,000	*	Eagle Test Systems, Inc	1,262
35,414		Eastman Kodak Co	842
4,305		Elekta AB	73

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
2,476,436		Finmeccanica S.p.A.	$54,970
18,135	*	Fisher Scientific International, Inc	1,325
98,179	*	Invensys plc	7
204,753	*	Invensys plc	73
2,645,479		Johnson & Johnson	158,517
25,021		Keyence Corp	6,396
93,925		Kla-Tencor Corp	3,904
917		Luxottica Group S.p.A.	25
57,702		Medtronic, Inc	2,707
21,000	*	Mettler-Toledo International, Inc	1,272
5,400	*	Millipore Corp	340
64,020		Nikon Corp	1,119
831,910		Olympus Corp	22,269
26,447		PCCW Ltd	19
744	*	Petrojarl ASA	5
341		Phonak Holding AG.	21
24,775		Pitney Bowes, Inc	1,023
5,778	*	Qiagen NV	78
750,380	*	Resmed, Inc	3,457
600		Roper Industries, Inc	28
6,977,439	*	Safilo S.p.A	32,877
75,613		Smith & Nephew plc	582
51,656	*	St. Jude Medical, Inc	1,675
7,298		STERIS Corp	167
11,916		Stryker Corp	502
359		Swatch Group AG.	61
377		Synthes, Inc	45
97,711	*	Teradyne, Inc	1,361
204,112		Terumo Corp	6,821
550,586	*	Thermo Electron Corp	19,953
1,005,222	*	TomTom	39,087
22,106	*	Waters Corp	982
239	*	William Demant Holding	18
232,050	*	Xerox Corp	3,228
41,912	*	Zimmer Holdings, Inc	2,377
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	401,207

INSURANCE AGENTS, BROKERS AND SERVICE - 0.87%
284,145		AON Corp	9,894
800		Brown & Brown, Inc	23
574,315		FBD Holdings plc	27,097
353,852		Hartford Financial Services Group, Inc	29,936
1,822,998		HBOS plc	31,694
419,105		Marsh & McLennan Cos, Inc	11,270
22,256		MLP AG.	459
440,377		QBE Insurance Group Ltd	6,707
3,693		Suncorp-Metway Ltd	53
6,002		Unipol S.p.A.	18
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	117,151

INSURANCE CARRIERS - 4.05%
2,361		ABC Learning Centres Ltd	11
351,361		ACE Ltd	17,775
33,118		Aegon NV	566
1,678,035		Aetna, Inc	67,004
766,991		Aflac, Inc	35,550
2,823		Alleanza Assicurazioni S.p.A	32
23,186		Allianz AG.	3,662
25,464		Allstate Corp	1,394

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
3,437		Ambac Financial Group, Inc	$279
37,600		American Financial Group, Inc	1,613
487,882		American International Group, Inc	28,809
616,183		AMP Ltd	4,180
11,000		Aspen Insurance Holdings Ltd	256
6,581	e	Assicurazioni Generali S.p.A.	240
115,921		Aviva plc	1,641
1,068,692		AXA Asia Pacific Holdings Ltd	4,978
316,164		AXA S.A.	10,373
331,361	*	AXA S.A.	280
69,400		Axis Capital Holdings Ltd	1,986
2,306,548		China Life Insurance Co Ltd (H Shs)	3,638
156,217		Chubb Corp	7,795
17,842		Cincinnati Financial Corp	839
307		CNP Assurances	29
90		Codan A/S	7
55,000	*	Conseco, Inc	1,271
717		Corp Mapfre S.A.	13
744,364		Credit Suisse Group	41,563
1,185		Everest Re Group Ltd	103
4,033	e	Fairfax Financial Holdings Ltd	385
470,793		Fidelity National Financial, Inc	18,337
1,001	e	Fidelity National Title Group, Inc	20
46,600		First American Corp	1,970
378,578		Fondiaria-Sai S.p.A	15,471
101,044		Friends Provident plc	334
262,466		Genworth Financial, Inc	9,144
55,180	e	Great-West Lifeco, Inc	1,412
40,376	*	Health Net, Inc	1,824
53,000	*	Humana, Inc	2,846
879,708		ING Groep NV	34,566
10,641		Insurance Australia Group Ltd	42
1,812		Irish Life & Permanent plc	43
1,222		KBC Groep NV	131
44		LandAmerica Financial Group, Inc	3
33,300		Leucadia National Corp	972
31,528		Lincoln National Corp	1,779
154,000		Loews Corp	5,459
391,510	e	Manulife Financial Corp	12,452
6,398		MBIA, Inc	375
2,289		Mediolanum S.p.A.	16
1,510,571		Metlife, Inc	77,356
4,242		MGIC Investment Corp	276
434		Millea Holdings, Inc	8,087
56,589		Mitsui Sumitomo Insurance Co Ltd	711
13,033		Muenchener Rueckver AG.	1,780
271,750		Old Mutual plc	820
10,918		Old Republic International Corp	233
76,249		PartnerRe Ltd	4,884
16,300	*	Philadelphia Consolidated Holding Co	495
4,095		PMI Group, Inc	182
69,335		Power Corp Of Canada	1,834
53,405		Power Financial Corp	1,505
126,900		Principal Financial Group	7,062
31,255		Progressive Corp	804
172,300		Prudential Financial, Inc	13,388
111,012		Prudential plc	1,254
4,138		Radian Group, Inc	256
481		RenaissanceRe Holdings Ltd	23

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
11,707		Resolution plc	$145
135,359		Royal & Sun Alliance Insurance Group plc	337
3,020		Safeco Corp	170
12,972		Samsung Fire & Marine Insurance Co Ltd	1,743
35,709		Sompo Japan Insurance, Inc	500
320,776		St. Paul Travelers Cos, Inc	14,300
1,565		Storebrand ASA	16
141,085		Sun Life Financial, Inc	5,626
7,821		Swiss Reinsurance Co	545
80,466		T&D Holdings, Inc	6,511
751	*	Topdanmark A/S	105
951		Torchmark Corp	58
181		TrygVesta AS	11
278,876		UnitedHealth Group, Inc	12,488
67,820		UnumProvident Corp	1,230
126,580		W.R. Berkley Corp	4,320
33,000	*	WellCare Health Plans, Inc	1,619
210		Wiener Staedtische Allgemeine Versicherung AG.	12
54,203		XL Capital Ltd (Class A)	3,323
51,400		Zenith National Insurance Corp	2,039
110,409		Zurich Financial Services AG.	24,155
		TOTAL INSURANCE CARRIERS	543,671

LEATHER AND LEATHER PRODUCTS - 0.38%
1,001,079		Adidas-Salomon AG.	47,847
82,487	*	Coach, Inc	2,466
435		Hermes International	39
8,078		LVMH Moet Hennessy Louis Vuitton S.A.	802
3,584		Yue Yuen Industrial Holdings	10
		TOTAL LEATHER AND LEATHER PRODUCTS	51,164

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.00% **
2,002		Brisa-Auto Estradas de Portugal S.A.	21
16,474		ComfortDelgro Corp Ltd	16
17,581		Keihin Electric Express Railway Co Ltd	124
2,772		Keisei Electric Railway Co Ltd	16
268,873		SMRT Corp Ltd	190
43,521		Tobu Railway Co Ltd	208
		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	575

LUMBER AND WOOD PRODUCTS - 0.01%
41,000		Louisiana-Pacific Corp	898
328		Nobia AB	11
805	*	Sonae Industria SGPS S.A.	7
		TOTAL LUMBER AND WOOD PRODUCTS	916

METAL MINING - 0.68%
27,209		Agnico-Eagle Mines Ltd	905
7,765		Alumina Ltd	39
761,703		Barrick Gold Corp	22,582
7,145	*	Barrick Gold Corp	211
98,600	*	Bema Gold Corp	494
1,931		Boliden AB	35
93,926		Cameco Corp	3,756
40,000		Companhia Vale do Rio Doce (ADR)	962
72,600	*	Eldorado Gold Corp	354
69,556		Falconbridge Ltd	3,678
14,500		First Quantum Minerals Ltd	652
94,840		Freeport-McMoRan Copper & Gold, Inc (Class A)	5,255

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
38,988	*	Glamis Gold Ltd	$1,484
91,499		Goldcorp, Inc	2,769
1,554		Iluka Resources Ltd	8
45,145	*	Inco Ltd	2,984
168,000		Inco Ltd	11,071
56,197	*	Ivanhoe Mines Ltd	382
84,087	*	Kinross Gold Corp	920
25,461	*	Meridian Gold, Inc	806
52,761		MMC Norilsk Nickel (ADR)	6,859
2,218		Newcrest Mining Ltd	35
20,168		Newmont Mining Corp	1,067
898,535		Oxiana Ltd	2,109
2,817	*	Paladin Resources Ltd	9
14,300	*	PAN American Silver Corp	259
6,972,214	*	Pan Australian Resources Ltd	1,554
85,175		Phelps Dodge Corp	6,998
15,700	v*	Polyus Gold Co (LON ADR)	261
7,200	v*	Polyus Gold Co (US ADR)	117
387,864		PT International Nickel Indonesia Tbk	819
1,906		Rio Tinto Ltd	110
47,061		Rio Tinto plc	2,488
100		Sumitomo Titanium Corp	16
60,315		Teck Cominco Ltd (Class B)	3,633
164		Umicore	22
54,700	*	Yamana Gold, Inc	539
675,480		Zinifex Ltd	5,028
		TOTAL METAL MINING	91,270

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.39%
307		Aderans Co Ltd	8
6,998		Amer Sports Oyj	146
810,405		Anglo American plc	33,245
994		Bulgari S.p.A.	11
981		Fortune Brands, Inc	70
4,071		Futuris Corp Ltd	6
107,864		Hasbro, Inc	1,953
9,432		Mattel, Inc	156
52,373	e	Namco Bandai Holdings, Inc	797
48,128		Nintendo Co Ltd	8,083
1,029		Sankyo Co Ltd	66
270,747		Tyco International Ltd	7,446
7,375		Yamaha Corp	139
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	52,126

MISCELLANEOUS RETAIL - 1.76%
12,676	*	Amazon.com, Inc	490
121,000		Barnes & Noble, Inc	4,417
2,140		Circle K Sunkus Co Ltd	46
14,190		Compagnie Financiere Richemont AG. (Units) (A Shs)	649
3,321,768		CVS Corp	101,978
538		DCC plc	13
1,320,950		Dickson Concepts International Ltd	1,429
168,000	*	Dollar Tree Stores, Inc	4,452
14,357		Douglas Holding AG.	663
500		EDION Corp	10
189		Folli-Follie S.A.	4
2,896	*	Gmarket, Inc (ADR)	44
44,415		GUS plc	794
16,870		HMV Group plc	54

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
14,506		Hutchison Whampoa Ltd	$132
45		Index Corp	44
30,836		Jean Coutu Group, Inc	324
1,121,237	e*	KarstadtQuelle AG.	29,749
1,224,706		Lifestyle International Holdings Ltd	2,239
12,700		Longs Drug Stores Corp	579
362		Matsumotokiyoshi Co Ltd	9
17,696		Michaels Stores, Inc	730
1,956,747		Next plc	59,064
34,843		Nippon Mining Holdings, Inc	294
99,811	*	Office Depot, Inc	3,793
13,000		OfficeMax, Inc	530
5,285		Origin Energy Ltd	29
5,781		Pacific Brands Ltd	9
3,492		Petsmart, Inc	89
894		Ryohin Keikaku Co Ltd	73
428		Sanoma-WSOY Oyj	10
42,689	*	Sears Holdings Corp	6,610
41,564		Shoppers Drug Mart Corp	1,514
72,554		Signet Group plc	129
228,983		Staples, Inc	5,569
4,153		Tiffany & Co	137
42,348		Tsutsumi Jewelry Co Ltd	1,663
38,241		Walgreen Co	1,715
207,310		Xebio Co Ltd	7,091
		TOTAL MISCELLANEOUS RETAIL	237,168

MOTION PICTURES - 0.55%
10,900		Astral Media, Inc	342
10,687	*	Discovery Holding Co (Class A)	156
455,208		News Corp (Class A)	8,731
255,194		News Corp (Class B)	5,150
18,749	*	Premiere AG.	182
886,797		Time Warner, Inc	15,341
5,880		Toho Co Ltd	118
1,485,017		Walt Disney Co	44,550
		TOTAL MOTION PICTURES	74,570

NONDEPOSITORY INSTITUTIONS - 4.32%
3,232		Acom Co Ltd	175
1,458,123		Aeon Credit Service Co Ltd	35,460
534,828	v	Aeon Thana Sinsap Thailand PCL	645
122,504		Aiful Corp	6,548
900		American Capital Strategies Ltd	30
1,467,453		American Express Co	78,098
35,000	*	AmeriCredit Corp	977
1,020,861		Bursa Malaysia Bhd	1,597
1,007,637		Capital One Financial Corp	86,103
31,984		Cattles plc	195
2,696		Challenger Financial Services Group Ltd	6
880,279		CIT Group, Inc	46,030
13,000	*	CompuCredit Corp	500
25,016		Countrywide Financial Corp	953
147,536		Credit Saison Co Ltd	6,995
415		D Carnegie AB	8
1,102,444		Deutsche Postbank AG.	79,306
2,555,600		Fannie Mae	122,924
939,715		Freddie Mac	53,573
8,669		Hitachi Capital Corp	152

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
145,000		Hong Leong Finance Ltd	$301
730,710		Hypo Real Estate Holding AG.	44,371
30,522		ICAP plc	281
25,812		IGM Financial, Inc	1,033
499		Kenedix, Inc	2,169
1,243,192		Kim Eng Holdings Ltd	1,101
1,046,500		Krungthai Card PCL	458
3,982,578		Nissin Co Ltd	2,787
279,301		OMC Card, Inc	3,982
271		Perpetual Trustees Australia Ltd	15
3,974		Promise Co Ltd	230
20,897		Provident Financial plc	238
241		SFCG Co Ltd	55
903		SFE Corp Ltd	11
17,177		SLM Corp	909
40,301		Takefuji Corp	2,404
		TOTAL NONDEPOSITORY INSTITUTIONS	580,620

NONMETALLIC MINERALS, EXCEPT FUELS - 0.13%
12,572		Aber Diamond Corp	387
1,677,663		Itochu Corp	14,749
424		Solvay S.A.	49
26,391		Vulcan Materials Co	2,058
		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	17,243

OIL AND GAS EXTRACTION - 2.92%
156,464		Aker Kvaerner ASA	14,684
66,555		Anadarko Petroleum Corp	3,174
12,781		Apache Corp	872
52,758		Baker Hughes, Inc	4,318
7,090,225		BG Group plc	94,747
14,366		BJ Services Co	535
132,987		Canadian Natural Resources Ltd	7,381
49,100		Canadian Oil Sands Trust	1,589
43,400		Canetic Resources Trust	901
13,771		Chesapeake Energy Corp	417
600		Cimarex Energy Co	26
16,275,000		CNOOC Ltd	12,992
800	*	Denbury Resources, Inc	25
5,433	*	DET Norske Oljeselskap	11
73,712		Devon Energy Corp	4,453
10,500		Diamond Offshore Drilling, Inc	881
8,800	*	Duvernay Oil Corp	310
211,103		EnCana Corp	11,158
26,400		Enerplus Resources Fund	1,496
6,911		ENSCO International, Inc	318
27,900		Ensign Energy Services, Inc	576
811		Equitable Resources, Inc	27
47,300	*	First Calgary Petroleums Ltd	421
17,600	*	Forest Oil Corp	584
62,853		GlobalSantaFe Corp	3,630
141,155		Halliburton Co	10,475
20,500		Harvest Energy Trust	612
27,518		Husky Energy, Inc	1,734
2,213	*	Inpex Holdings, Inc	19,552
4,662	*	Lundin Petroleum AB	56
13,449	*	Nabors Industries Ltd	454
114,611	*	National Oilwell Varco, Inc	7,257
27,950		Neste Oil Oyj	984

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
33,299	*	Newfield Exploration Co	$1,630
63,311	*	Nexen, Inc	3,581
7,100		Niko Resources Ltd	402
38,582		Noble Corp	2,871
160,164		Noble Energy, Inc	7,505
501,116		Oil & Natural Gas Corp Ltd	12,060
34,000	*	OPTI Canada, Inc	699
18,751		Patterson-UTI Energy, Inc	531
17,400		Penn West Energy Trust	703
125,162		Petro-Canada	5,960
4,577,366		PetroChina Co Ltd (Class H)	4,891
25,300		Petrofund Energy Trust	609
262,166		Petroleo Brasileiro S.A. (ADR)	23,414
668	*	Petroleum Geo-Services ASA	38
2,281		Pioneer Natural Resources Co	106
13,200		Precision Drilling Trust	440
216,100	*	Pride International, Inc	6,749
317		ProSafe ASA	19
40,900		Provident Energy Trust	502
900		Range Resources Corp	25
2,411,100	*	Renewable Energy Corp AS	34,485
5,116		Rowan Cos, Inc	182
296,098		Saipem S.p.A.	6,735
3,965		Santos Ltd	36
125,804		Schlumberger Ltd	8,191
1,327	*	SeaDrill Ltd	18
5,563,815		Singapore Petroleum Co Ltd	17,768
45,200	*	Southwestern Energy Co	1,408
1,313	*	Stolt Offshore S.A.	20
263,624		Talisman Energy, Inc	4,618
1,200	*	TGS Nopec Geophysical Co ASA	21
23,000		Todco	940
268,595		Total S.A.	17,670
75,521	*	Transocean, Inc	6,066
24,800		Trican Well Service Ltd	497
6,217	*	Ultra Petroleum Corp	368
91,900	*	UTS Energy Corp	485
41,500	*	Veritas DGC, Inc	2,141
13,500		W&T Offshore, Inc	525
25,954	*	Weatherford International Ltd	1,288
31,300	*	Western Oil Sands, Inc	871
163,043		Woodside Petroleum Ltd	5,330
957		WorleyParsons Ltd	14
70,623		XTO Energy, Inc	3,127
		TOTAL OIL AND GAS EXTRACTION	392,189

PAPER AND ALLIED PRODUCTS - 0.32%
79,034		Abitibi-Consolidated, Inc	214
490		Billerud AB	6
16,103	*	Canfor Corp	188
43,008	*	Domtar, Inc	266
352		Holmen AB (B Shs)	14
13,232		International Paper Co	427
106,549		Kimberly-Clark Corp	6,574
567		Kokuyo Co Ltd	10
48		Mayr-Melnhof Karton AG.	8
30,528		MeadWestvaco Corp	853
971,300		M-real OYJ	4,806
48		Nippon Paper Group, Inc	197

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
1,206		Norske Skogindustrier ASA	$18
36,701		OJI Paper Co Ltd	209
2,977		PaperlinX Ltd	7
374,678		Sanrio Co Ltd	5,218
1,720	*	Smurfit-Stone Container Corp	19
36,977		Stora Enso Oyj (R Shs)	516
1,279		Svenska Cellulosa AB (B Shs)	53
531,344		Temple-Inland, Inc	22,779
1,941		Uni-Charm Corp	107
35,462		UPM-Kymmene Oyj	764
		TOTAL PAPER AND ALLIED PRODUCTS	43,253

PERSONAL SERVICES - 0.02%
1,041		Cintas Corp	41
1,138		Davis Service Group plc	10
2,077		H&R Block, Inc	50
944,025		Kuala Lumpur Kepong Bhd	2,505
11,000		Weight Watchers International, Inc	450
		TOTAL PERSONAL SERVICES	3,056

PETROLEUM AND COAL PRODUCTS - 4.92%
3,580,895		BP plc	41,758
72,706		BP plc (ADR)	5,061
1,612,312		Chevron Corp	100,060
1,071,606		ConocoPhillips	70,222
64,840		ENI S.p.A.	1,909
31,862		EOG Resources, Inc	2,209
3,209,067		Exxon Mobil Corp	196,876
719		Hellenic Petroleum S.A.	10
58,000		Hess Corp	3,065
80,618		Imperial Oil Ltd	2,956
154,553		Kerr-McGee Corp	10,718
157,017		Marathon Oil Corp	13,080
300		Motor Oil Hellas Corinth Refineries S.A.	8
52,000		Murphy Oil Corp	2,905
160,415		Occidental Petroleum Corp	16,451
1,123		OMV AG.	67
36,092		Premier Farnell plc	118
6,109		Repsol YPF S.A.	175
3,054,917		Royal Dutch Shell plc (A Shares)	102,834
1,268,375		Royal Dutch Shell plc (B Shares)	44,362
44,719		Shell Canada Ltd	1,669
15,981		Showa Shell Sekiyu KK	188
4,421		Statoil ASA	125
112,982		Suncor Energy, Inc	9,178
14,046		Sunoco, Inc	973
6,700		Tesoro Corp	498
31,457		TonenGeneral Sekiyu KK	324
507,255		Valero Energy Corp	33,743
		TOTAL PETROLEUM AND COAL PRODUCTS	661,542

PIPELINES, EXCEPT NATURAL GAS - 0.02%
105,457		TransCanada Corp	3,020
		TOTAL PIPELINES, EXCEPT NATURAL GAS	3,020

PRIMARY METAL INDUSTRIES - 0.45%
1,212		Acerinox S.A.	21
89,438	*	Alcan, Inc	4,205
33,664		Alcoa, Inc	1,089

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
7,863		Algoma Steel, Inc	$251
600		Allegheny Technologies, Inc	42
14,881		Arcelor	718
86		Bekaert S.A.	8
1,489,601		BHP Billiton plc	28,901
4,688		BlueScope Steel Ltd	28
272		Boehler-Uddeholm AG.	15
376,728	*	Corning, Inc	9,113
37,063		Corus Group plc	313
11,698		Daido Steel Co Ltd	92
10,913		Dowa Mining Co Ltd	97
3,108		Fujikura Ltd	34
12,458		Furukawa Electric Co Ltd	81
1,934		Hitachi Cable Ltd	9
294		Hoganas AB (B Shares)	7
11,236		IPSCO, Inc	1,080
16,044		Johnson Matthey plc	394
105,723		Kobe Steel Ltd	331
9,500	*	Lone Star Technologies, Inc	513
48,844		Mitsubishi Materials Corp	208
182,239		Mitsui Mining & Smelting Co Ltd	1,076
3,308		Nippon Light Metal Co Ltd	9
255,818		Nippon Steel Corp	969
5,715		Nisshin Steel Co Ltd	18
4,836		Norsk Hydro ASA	128
16,060		Novelis, Inc	345
77,168		Nucor Corp	4,186
3,784		OneSteel Ltd	11
4,938		Outokumpu Oyj	116
19,200		Quanex Corp	827
273		Salzgitter AG.	23
25,856		Sumitomo Electric Industries Ltd	379
165,567		Sumitomo Metal Industries Ltd	684
22,449		Sumitomo Metal Mining Co Ltd	293
7,097		Texas Industries, Inc	377
35,874		ThyssenKrupp AG.	1,228
200		Toho Titanium Co Ltd	11
748		Tokyo Steel Manufacturing Co Ltd	16
23,342		United States Steel Corp	1,637
666		Viohalco S.A.	6
145		Voestalpine AG.	22
		TOTAL PRIMARY METAL INDUSTRIES	59,911

PRINTING AND PUBLISHING - 0.40%
996	*	ACCO Brands Corp	22
1,894		APN News & Media Ltd	7
779		Arnoldo Mondadori Editore S.p.A.	7
243,498		Asia Securities Printing Co Ltd	2,307
78,645		Dai Nippon Printing Co Ltd	1,218
11,751		Daily Mail & General Trust	133
1,104		De La Rue plc	11
1,448		Dow Jones & Co, Inc	51
471	*	Dun & Bradstreet Corp	33
10,750		Emap plc	169
3,522		Eniro AB	37
566,132		Gannett Co, Inc	31,664
3,765		Independent News & Media plc	11
6,227		John Fairfax Holdings Ltd	17
241		McClatchy Co (Class A)	10

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
113,186		McGraw-Hill Cos, Inc	$5,685
976		New York Times Co (Class A)	24
837		PagesJaunes Groupe S.A.	26
36,003		Pearson plc	490
18,276		Quebecor World, Inc	204
1,497		R.R. Donnelley & Sons Co	48
4,763		Reed Elsevier NV	72
62,063		Reed Elsevier plc	627
323		Schibsted ASA	9
578,834		Singapore Press Holdings Ltd	1,508
56,133		Thomson Corp	2,171
61,613		Toppan Printing Co Ltd	697
147,998		Tribune Co	4,800
12,241		Trinity Mirror plc	110
11,411		United Business Media plc	137
115		Washington Post Co (Class B)	90
1,995		Wolters Kluwer NV	47
31,947		Yell Group plc	302
51,600		Yellow Pages Income Fund	747
		TOTAL PRINTING AND PUBLISHING	53,491

RAILROAD TRANSPORTATION - 0.23%
62,259		Burlington Northern Santa Fe Corp	4,934
17,177	e	Canadian National Railway Co	751
100,166	*	Canadian National Railway Co	4,392
34,291		Canadian Pacific Railway Ltd	1,755
72		Central Japan Railway Co	718
37,071		CSX Corp	2,611
360		East Japan Railway Co	2,677
16,485		Firstgroup plc	143
82,123		Norfolk Southern Corp	4,371
9,105		Odakyu Electric Railway Co Ltd	59
84,363		Union Pacific Corp	7,842
77		West Japan Railway Co	320
		TOTAL RAILROAD TRANSPORTATION	30,573

REAL ESTATE - 1.15%
107,505		Aeon Mall Co Ltd	4,523
919,258		Allgreen Properties Ltd	732
309,367		Ascendas Real Estate Investment Trust	376
7,379,318		Ayala Land, Inc	1,597
6,201		Bovis Homes Group plc	92
27,789		British Land Co plc	649
28,735		Brixton plc	255
24,996		Brookfield Properties Co	796
2,398,718		CapitaLand Ltd	6,826
4,284		Castellum AB	44
57,400	*	CB Richard Ellis Group, Inc	1,429
5,468		Centro Properties Group	27
10,303		Cheung Kong Holdings Ltd	112
118,184		City Developments Ltd	699
43		Cofinimmo	7
293		Corio NV	18
167,561		Daibiru Corp	1,860
17,530		DB RREEF Trust	19
337		Fadesa Inmobiliaria S.A.	12
9,951,393		Far East Consortium	4,260
83		Gecina S.A.	11
19,719		Hammerson plc	432

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
26,683		Hang Lung Properties Ltd	$48
10,789		Henderson Land Development Co Ltd	56
4,228		Hopewell Holdings	12
4,263		Hysan Development Co Ltd	12
3,028	*	IMMOFINANZ Immobilien Anlagen AG.	34
219		Inmobiliaria Colonial S.A.	17
10,178		Investa Property Group	16
18,495		IVG Immobilien AG.	559
3,593		Kerry Properties Ltd	12
123		Klepierre	14
911		Kungsleden AB	11
5,113		Leopalace21 Corp	177
22,300		Liberty International plc	439
9,061		Macquarie Goodman Group	40
306		Metrovacesa S.A.	28
10,888	e	MI Developments, Inc	371
5,837		Mirvac Group	19
49,473		Mitsubishi Estate Co Ltd	1,052
1,480,613		Mitsui Fudosan Co Ltd	32,186
55,200		New World Development Ltd	91
76,379		ORIX Corp	18,675
700,000	*	Parquesol Inmobiliaria y Proyectos S.A.	16,496
1,504,293	*	Patrizia Immobilien AG.	36,815
8,000		Shun TAK Holdings Ltd	10
34,652		Singapore Land Ltd	138
8,871		Sino Land Co	14
37,456		Slough Estates plc	424
1,700	e	St. Joe Co	79
3,503	v	Stockland	18
5,577		Stockland Trust Group	29
675,766		Sumitomo Realty & Development Co Ltd	16,670
10,436		Sun Hung Kai Properties Ltd	106
9,572		Tokyo Tatemono Co Ltd	103
503,307		Tokyu Land Corp	3,923
418		Unibail	73
784		Wereldhave NV	76
9,918		Westfield Group	128
377		Wihlborgs Fastigheter AB	6
304,767		Wing Tai Holdings Ltd	274
		TOTAL REAL ESTATE	154,027

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.05%
1,068		Ansell Ltd	8
28,161		Bridgestone Corp	543
17,142		Continental AG.	1,752
1,700	e	Cooper Tire & Rubber Co	19
24,738		Denki Kagaku Kogyo KK	103
117,400	*	Goodyear Tire & Rubber Co	1,303
4,360		Michelin (C.G.D.E.) (Class B)	262
97,364		Newell Rubbermaid, Inc	2,515
4,074		Nokian Renkaat Oyj	53
79,482		Pirelli & C S.p.A.	69
2,088		Sealed Air Corp	109
6,983		Sumitomo Bakelite Co Ltd	66
2,638		Uponor Oyj	71
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	6,873

SECURITY AND COMMODITY BROKERS - 4.58%
16,000		A.G. Edwards, Inc	885

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
9,738		Ameriprise Financial, Inc	$435
107,174		Australian Stock Exchange Ltd	2,594
1,822,236		Babcock & Brown Ltd	29,365
132,500		Bear Stearns Cos, Inc	18,561
434,300		BlackRock, Inc	60,442
49,137		Charles Schwab Corp	785
1,435		Chicago Mercantile Exchange Holdings, Inc	705
137,793		Daewoo Securities Co Ltd	2,121
4,031,421		Daiwa Securities Group, Inc	48,103
9,686		Deutsche Boerse AG.	1,319
37,600	*	E*Trade Financial Corp	858
58		E*Trade Securities Co Ltd	78
3,140		Euronext NV	294
32,692		Franklin Resources, Inc	2,838
445,200		Goldman Sachs Group, Inc	66,971
525		Hellenic Exchanges S.A.	8
809,738		Hong Kong Exchanges and Clearing Ltd	5,207
478,631		iShares Asia Trust - iShares FTSE/Xinhua A50 China Tracker	3,885
3,567,798		Janus Capital Group, Inc	63,864
66,000		Jefferies Group, Inc	1,956
1,473,980		Korea Investment Holdings Co Ltd	48,164
11,774,732		Legal & General Group plc	27,930
4,558		Legg Mason, Inc	454
139,046		Lehman Brothers Holdings, Inc	9,059
13,230		London Stock Exchange Group plc	278
80,371		Macquarie Bank Ltd	4,120
4,324		Matsui Securities Co Ltd	41
163,581		Merrill Lynch & Co, Inc	11,379
18,494		Mitsubishi Securities Co	239
2,173,770		Morgan Stanley	137,404
42,492		Nikko Cordial Corp	544
2,898,500		Nomura Holdings, Inc	54,387
514		OMX AB	9
65,700		Raymond James Financial, Inc	1,989
214		SBI Holdings, Inc	94
10,969		Schroders plc	205
30,956		Shinko Securities Co Ltd	131
1,383,154		Singapore Exchange Ltd	3,079
9,532		T Rowe Price Group, Inc	360
3,308	*	Tower Ltd	7
16,341		TSX Group, Inc	658
5,242,000		Yuanta Core Pacific Securities Co	3,465
		TOTAL SECURITY AND COMMODITY BROKERS	615,270

SOCIAL SERVICES - 0.00% **
4,306		Vedior NV	90
		TOTAL SOCIAL SERVICES	90

SPECIAL TRADE CONTRACTORS - 0.20%
6,349		COMSYS Holdings Corp	78
1,438,701		KCI Konecranes Oyj	25,902
9,131		Kinden Corp	78
4,325		Kone Oyj	180
		TOTAL SPECIAL TRADE CONTRACTORS	26,238

STONE, CLAY, AND GLASS PRODUCTS - 0.93%
151,298		Asahi Glass Co Ltd	1,920
14,447		Central Glass Co Ltd	86
245,106		Ciments Francais	40,711

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
1,569		Cimpor Cimentos de Portugal S.A.	$11
2,083		Compagnie de Saint-Gobain	149
1,270		Cookson Group plc	12
32,266	*	Epcos AG.	455
284		FLSmidth & Co A/S (B Shs)	11
43,508		Hanson plc	528
768,486		Holcim Ltd	58,781
473		Italcementi S.p.A.	12
3,086		James Hardie Industries NV	18
6,194		Lafarge S.A.	777
410,821		NGK Insulators Ltd	4,809
9,058		Nippon Sheet Glass Co Ltd	50
263,058	*	Owens-Illinois, Inc	4,409
285	*	RHI AG.	9
837,364		Rinker Group Ltd	10,197
26,952		Sumitomo Osaka Cement Co Ltd	83
34,391		Taiheiyo Cement Corp	127
5,977		Toto Ltd	57
31,260		UBE Industries Ltd	91
13,600	b*	USG Corp	992
470		Wienerberger AG.	22
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	124,317

TEXTILE MILL PRODUCTS - 0.00% **
6,858		Texwinca Holdings Ltd	5
		TOTAL TEXTILE MILL PRODUCTS	5

TOBACCO PRODUCTS - 1.24%
1,134,341		Altadis S.A.	53,608
747,499		Altria Group, Inc	54,889
85,913		British American Tobacco plc	2,164
1,093,493		Imperial Tobacco Group plc	33,755
409,430		ITC Ltd	1,622
1,197		Japan Tobacco, Inc	4,366
10,000		Loews Corp (Carolina Group)	514
942,740		Swedish Match AB	15,181
		TOTAL TOBACCO PRODUCTS	166,099

TRANSPORTATION BY AIR - 0.17%
16,700	*	ACE Aviation Holdings, Inc	468
809		Air France-KLM	19
23,000		All Nippon Airways Co Ltd	88
62,000	*	AMR Corp	1,576
6,557		Auckland International Airport Ltd	9
9,683		BAA plc	167
3,247		BBA Group plc	16
8,323	*	British Airways plc	53
7,655		Cathay Pacific Airways Ltd	13
38,000	*	Continental Airlines, Inc (Class B)	1,132
48,270		Deutsche Lufthansa AG.	889
53,018		FedEx Corp	6,196
121		Flughafen Wien AG.	9
3,146		Iberia Lineas Aereas de Espana	8
28,000	*	Japan Airlines Corp	70
827,741		Macquarie Airports	1,888
6,312		Qantas Airways Ltd	14
221	*	Ryanair Holdings plc (ADR)	12
50,910		SABMiller plc	917
851	*	SAS AB	9

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
146,876		Singapore Airlines Ltd	$1,180
151,729		Skywest, Inc	3,763
154,282		Southwest Airlines Co	2,526
40,000	*	UAL Corp	1,241
		TOTAL TRANSPORTATION BY AIR	22,263

TRANSPORTATION EQUIPMENT - 4.38%
37,000		A.O. Smith Corp	1,715
10,000	*	Armor Holdings, Inc	548
404,100		Autoliv, Inc	22,860
489,400		Bayerische Motoren Werke AG.	24,443
164,543		Boeing Co	13,478
1,476	*	Bombardier, Inc	4
100	*	Bombardier, Inc (Class A)	-	^
325,177	*	Bombardier, Inc (Class B)	909
1,838		Brunswick Corp	61
641,948		Calsonic Kansei Corp	4,099
47,385		Cobham plc	146
554,412		Cosco Corp Singapore Ltd	442
64,115	e	DaimlerChrysler AG.	3,167
38,400		DaimlerChrysler AG.	1,895
74,800	e*	Delphi Corp	127
29,302		Denso Corp	959
18		D'ieteren S.A.	6
2,224		European Aeronautic Defence and Space Co	64
3,675	*	Fiat S.p.A.	49
341,759		Ford Motor Co	2,368
850,349		General Dynamics Corp	55,664
18,395	e	General Motors Corp	548
5,120		Genuine Parts Co	213
30,417		GKN plc	154
1,667,459	*	Goodpack Ltd	1,719
18,000		Group 1 Automotive, Inc	1,014
9,123		Harley-Davidson, Inc	501
300		Harsco Corp	23
7,182		Hino Motors Ltd	42
72,804		Honda Motor Co Ltd	2,312
36,381		Hyundai Motor Co	3,091
500,469		Isuzu Motors Ltd	1,624
1,217		ITT Industries, Inc	60
1,314,256		Jaya Holdings Ltd	1,114
83,000		JLG Industries, Inc	1,868
9,890		Johnson Electric Holdings Ltd	7
2,995		JTEKT Corp	58
80,000	*	K&F Industries Holdings, Inc	1,418
27,044		Kawasaki Heavy Industries Ltd	91
4,100,000		Keppel Corp Ltd	38,113
2,495		Lagardere S.C.A.	184
816,101		Lockheed Martin Corp	58,547
25,500	*	Magna International, Inc (Class A)	1,835
24,623	e	Magna International, Inc (Class A)	1,763
13,663		MAN AG.	989
22,400		Martin Marietta Materials, Inc	2,042
480,258		Nabtesco Corp	5,382
2,421		NHK Spring Co Ltd	28
465,738		Northrop Grumman Corp	29,835
7,401		NSK Ltd	61
500		Oshkosh Truck Corp	24
331,285		Paccar, Inc	27,291

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
17,643	*	Pactiv Corp	$437
4,503		Peugeot S.A.	280
1,835,010		Raytheon Co	81,786
751,508		Renault S.A.	80,717
203		Rieter Holding AG.	78
70,448		Rolls-Royce Group plc	539
3,150,000		SembCorp Marine Ltd	5,976
3,161		Shimano, Inc	97
47,086		Siemens AG.	4,096
2,148,526		Singapore Technologies Engineering Ltd	3,926
257,080		Smiths Group plc	4,237
187,022		Textron, Inc	17,240
783		Thales S.A.	31
400		Tokai Rika Co Ltd	9
15,164		Tomkins plc	81
2,596		Toyoda Gosei Co Ltd	52
8,894		Toyota Industries Corp	352
907,542		Toyota Motor Corp	47,554
25,000	*	TransDigm Group, Inc	599
548		Trelleborg AB (B Shs)	9
60,000	*	TRW Automotive Holdings Corp	1,637
345,247		United Technologies Corp	21,896
20,151		Volkswagen AG.	1,413
2,152		Volvo AB (B Shs)	106
11,089		Yamaha Motor Co Ltd	290
		TOTAL TRANSPORTATION EQUIPMENT	588,393

TRANSPORTATION SERVICES - 0.02%
16,552		Arriva plc	183
23,872		Expeditors International Washington, Inc	1,337
19		Kuoni Reisen Holding	11
9,118	e	Lear Corp	202
17,955		MTR Corp	43
922		National Express Group plc	15
9,056		Sabre Holdings Corp	199
35,247		Stagecoach Group plc	75
1,786		Stolt-Nielsen S.A.	42
3,497		Toll Holdings Ltd	37
39,290		TUI AG.	778
		TOTAL TRANSPORTATION SERVICES	2,922

TRUCKING AND WAREHOUSING - 0.38%
4,797		Deutsche Post AG.	128
240,606		DSV A/S	40,213
10,323		Kamigumi Co Ltd	78
1,262		Mitsubishi Logistics Corp	20
24,343		Nippon Express Co Ltd	132
1,991		Seino Holdings Corp	21
2,812		TNT NV	101
118,949		United Parcel Service, Inc (Class B)	9,793
17,378		Yamato Transport Co Ltd	308
		TOTAL TRUCKING AND WAREHOUSING	50,794

WATER TRANSPORTATION - 0.47%
57		AP Moller - Maersk A/S	444
265,000		Aries Maritime Transport Ltd	2,822
2,016		Associated British Ports Holdings plc	34
17,922		Cargotec Corp	785
44,489		Carnival Corp	1,857

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)
7,590		Carnival plc	$309
181		Compagnie Maritime Belge S.A.	5
179		D/S Torm A/S	9
211		Euronav NV	6
2,123	e	Frontline Ltd	79
2,842,186		Kawasaki Kisen Kaisha Ltd	16,459
1,618		Kuehne & Nagel International AG.	118
47,145		Mitsui OSK Lines Ltd	321
141,102		Neptune Orient Lines Ltd	162
5,244,288		Nippon Yusen Kabushiki Kaisha	34,132
175,000	*	Omega Navigation Enterprises, Inc	2,523
2,517		Orient Overseas International Ltd	9
34,665		Royal Caribbean Cruises Ltd	1,326
89		Ship Finance International Ltd	1
325,000	*	TBS International Ltd	2,044
		TOTAL WATER TRANSPORTATION	63,445

WHOLESALE TRADE-DURABLE GOODS - 2.37%
645		AGFA-Gevaert NV	16
134,900	*	Arrow Electronics, Inc	4,344
1,278,054		Assa Abloy AB (B Shs)	21,468
2,192		Autobacs Seven Co Ltd	95
3,910		Boral Ltd	24
4,893		Brambles Industries plc	39
718		Buhrmann NV	10
16,700		Building Material Holding Corp	465
19,557		Bunzl plc	223
6,271		Canon Sales Co, Inc	129
5,225		Cie Generale d'Optique Essilor International S.A.	526
48,699		Creative Technology Ltd	271
800	*	Cytyc Corp	20
1,242,283	*	Datacraft Asia Ltd	1,168
51,285		Electrocomponents plc	220
20,425		Finning International, Inc	683
3,889		FKI plc	8
6,220,288	d	General Electric Co	205,021
5,491,528	*	Hagemeyer NV	25,348
10,249		Hitachi Software Engineering Co Ltd	174
18,525		Inchcape plc	162
847		Kingspan Group plc	15
2,677,697		Melco International Development	6,723
733,737		Mitsui & Co Ltd	10,372
37		NET One Systems Co Ltd	69
741,092		Nissan Motor Co Ltd	8,104
86,880		Omnicare, Inc	4,120
11,386		Orion Oyj	226
3,916	*	Patterson Cos, Inc	137
6,912		Rautaruukki Oyj	209
1,855,520		Sumitomo Corp	24,494
547	*	Tandberg Television ASA	9
41,000	*	Tech Data Corp	1,571
1,481		W.W. Grainger, Inc	111
7,500	*	WESCO International, Inc	517
2,522		Wesfarmers Ltd	66
35,605		Wolseley plc	786
274		Zodiac S.A.	15
		TOTAL WHOLESALE TRADE-DURABLE GOODS	317,958

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

				MATURITY	VALUE
SHARES			RATE	DATE	(000)
WHOLESALE TRADE-NONDURABLE GOODS - 1.58%
574,628		Akzo Nobel NV			$30,977
4,842,474		Alliance Unichem plc			91,534
200		Axfood AB			6
313,825		Billabong International Ltd			3,579
15,000		Brown-Forman Corp (Class B)			1,072
2,061		C&C Group plc			18
200,119		Cardinal Health, Inc			12,874
907		Casino Guichard Perrachon S.A.			69
10,369		Celesio AG.			942
2,387	*	Dean Foods Co			89
753,031		Esprit Holdings Ltd			6,147
13,436		Foster's Group Ltd			55
3,616		Fyffes plc			6
256,180		Gazprom (ADR)			10,772
14,559	*	Gildan Activewear, Inc			691
605,375	*	I B Daiwa Corp			1,091
29,932		KT&G Corp			1,748
14,266		Li & Fung Ltd			29
2,143,236		Marubeni Corp			11,436
24,831		Metro AG.			1,407
63,582		Mitsubishi Corp			1,271
6,758		Nike, Inc (Class B)			547
67,400		Nippon Oil Corp			493
278		Oriflame Cosmetics S.A.			9
381,503		Orkla ASA			17,688
202,699		Safeway, Inc			5,270
184		Societe BIC S.A.			12
3,871		Suzuken Co Ltd			154
13,451		Sysco Corp			411
17,643,444	*	Thai Beverage PCL			2,957
10,292,602	*	Thai Petrochemical Industry PCL			1,861
13,885		Unilever NV			315
291,150		Unilever NV			6,565
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS			212,095

		TOTAL COMMON STOCKS			13,235,474
		(Cost $12,824,854)

WARRANTS - 0.00% **

HOTELS AND OTHER LODGING PLACES - 0.00% **
1,408,348	*	Minor International PCL			181
		TOTAL HOTELS AND OTHER LODGING PLACES			181

		TOTAL WARRANTS			181
		(Cost $0)
PRINCIPAL

SHORT-TERM INVESTMENTS - 0.70%

U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES - 0.70%
$ 11,140,000		Federal Home Loan Bank (FHLB)	4.950	07/03/06	11,140
32,120,000		FHLB	5.060	07/05/06	32,111
4,870,000		FHLB	5.060	07/06/06	4,868
10,250,000	d	FHLB	5.130	07/14/06	10,234
36,410,000	d	FHLB	5.200	08/11/06	36,206
		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES			94,559

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

		VALUE
		(000)
	TOTAL SHORT-TERM INVESTMENTS	$94,559
	(Cost $94,531)

	TOTAL PORTFOLIO - 99.63%	13,386,453
	(Cost $12,967,675)
	OTHER ASSETS & LIABILITIES, NET - 0.37%	50,120

	NET ASSETS - 100.00%	$13,436,573

	ABBREVIATION:
ADR	American Depositary Receipt

*	Non-income producing
**	Percentage represents less than 0.01%
^	Amount represents less than $1,000
b	In bankruptcy
d	All or a portion of these securities have been segregated by the Custodian to cover
	margin or other requirements on open futures contracts.
e	All or a portion of these securities are out on loan.
v	Security valued at fair value.

	Cost amounts are in thousands.

	For ease of presentation, we have grouped a number of industry classification categories together in
	the Statement of Investments. Note that the Accounts use more specific industry categories in following
	their investment limitations on industry concentration.

	NUMBER OF	MARKET	EXPIRATION	UNREALIZED
OPEN FUTURES CONTRACTS:	CONTRACTS	VALUE	DATE	GAIN
E-mini S&P 500 Index	657	$ 42,028,290	September 2006	$ 256,415

COLLEGE RETIREMENT EQUITIES FUND - Growth Account

COLLEGE RETIREMENT EQUITIES FUND
GROWTH ACCOUNT
Summary of Market Values by Country
June 30, 2006

		% OF MARKET
DOMESTIC	VALUE	VALUE
UNITED STATES	$10,923,716,460	95.68%

TOTAL DOMESTIC	10,923,716,460	95.68

FOREIGN
BRAZIL	43,543,267	0.38
FINLAND	62,398,108	0.55
FRANCE	71,491,030	0.63
GERMANY	96,288,031	0.84
ISRAEL	77,213,542	0.68
JAPAN	28,701,745	0.25
MEXICO	54,790,894	0.48
REPUBLIC OF KOREA	188,959	0.00
SOUTH AFRICA	11,166,960	0.10
SWITZERLAND	47,277,707	0.41

TOTAL FOREIGN	493,060,243	4.32

TOTAL PORTFOLIO	$11,416,776,703	100.00%

COLLEGE RETIREMENT EQUITIES FUND - Growth Account

COLLEGE RETIREMENT EQUITIES FUND
GROWTH ACCOUNT
STATEMENT OF INVESTMENTS (Unaudited)
June 30, 2006

			VALUE
SHARES			(000)

PREFERRED STOCK - 0.00% **

PRIMARY METAL INDUSTRIES - 0.00% **
13,200	v*	Superior Trust I	$-	^
		TOTAL PRIMARY METAL INDUSTRIES	-	^

		TOTAL PREFERRED STOCK	-	^
		(Cost $10)

COMMON STOCKS - 99.39%

APPAREL AND ACCESSORY STORES - 0.78%
3,022,690	*	Chico's FAS, Inc	81,552
298,324	*	J Crew Group, Inc	8,189
		TOTAL APPAREL AND ACCESSORY STORES	89,741

APPAREL AND OTHER TEXTILE PRODUCTS - 0.25%
519,486		Polo Ralph Lauren Corp	28,520
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	28,520

BUILDING MATERIALS AND GARDEN SUPPLIES - 1.00%
1,898,002		Lowe's Cos, Inc	115,152
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	115,152

BUSINESS SERVICES - 13.97%
6,253,232	*	Adobe Systems, Inc	189,848
1,485,400	*	Akamai Technologies, Inc	53,757
1,423,388	*	Cognizant Technology Solutions Corp	95,894
6,584,088	*	eBay, Inc	192,848
3,626,314	*	Electronic Arts, Inc	156,076
1,030,623		First Data Corp	46,419
500,000	*	Gartner, Inc (Class A)	7,100
878,298	*	Google, Inc (Class A)	368,297
5,050,103		Microsoft Corp	117,667
668,068		Omnicom Group, Inc	59,518
1,904,177	*	Red Hat, Inc	44,558
1,674,595		SAP AG. (ADR)	87,950
91,100	*	Sotheby's Holdings, Inc (Class A)	2,391
5,520,128	*	Yahoo!, Inc	182,164
		TOTAL BUSINESS SERVICES	1,604,487

CHEMICALS AND ALLIED PRODUCTS - 12.36%
4,747,568		Abbott Laboratories	207,041
4,056,126	*	Amgen, Inc	264,581
548,450		Colgate-Palmolive Co	32,852
1,041,600		Daiichi Sankyo Co Ltd	28,702
695,064		Eli Lilly & Co	38,416
848,278	*	Forest Laboratories, Inc	32,820
1,429,935	*	Genzyme Corp	87,298

COLLEGE RETIREMENT EQUITIES FUND - Growth Account

			VALUE
SHARES			(000)
1,750,818	*	Gilead Sciences, Inc	$103,578
975,859	*	Medimmune, Inc	26,446
2,083,160		Monsanto Co	175,381
286,567		Roche Holding AG.	47,278
131,558		Sanofi-Aventis	12,835
2,378,089	e*	Sepracor, Inc	135,884
2,444,240		Teva Pharmaceutical Industries Ltd (ADR)	77,214
3,348,867		Wyeth	148,723
		TOTAL CHEMICALS AND ALLIED PRODUCTS	1,419,049

COAL MINING - 0.43%
685,628		Peabody Energy Corp	38,224
289,000		Sasol Ltd (ADR)	11,167
		TOTAL COAL MINING	49,391

COMMUNICATIONS - 3.58%
1,647,351		America Movil S.A. de C.V. (ADR)	54,791
5,426,708		AT&T, Inc	151,351
2,239,847	*	Comcast Corp (Class A)	73,332
161,757	*	NII Holdings, Inc (Class B)	9,120
2,591,407		Sprint Nextel Corp	51,802
2,098,947	*	Univision Communications, Inc (Class A)	70,315
		TOTAL COMMUNICATIONS	410,711

DEPOSITORY INSTITUTIONS - 0.28%
694,362		Washington Mutual, Inc	31,649
		TOTAL DEPOSITORY INSTITUTIONS	31,649

EATING AND DRINKING PLACES - 0.81%
2,472,352	*	Starbucks Corp	93,356
		TOTAL EATING AND DRINKING PLACES	93,356

ELECTRIC, GAS, AND SANITARY SERVICES - 0.54%
2,440,000		Fortum Oyj	62,398
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	62,398

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 14.72%
2,410,423	*	Broadcom Corp (Class A)	72,433
9,781,855	*	Cisco Systems, Inc	191,040
832,880		Cooper Industries Ltd (Class A)	77,391
2,075,914		Emerson Electric Co	173,982
1,267,401		Harman International Industries, Inc	108,198
616,965		Honeywell International, Inc	24,864
748,700	*	Infineon Technologies AG.	8,338
8,474,310		Intel Corp	160,588
1,767,228		Linear Technology Corp	59,184
40,057,065	*	Lucent Technologies, Inc	96,938
2,521,469	*	Marvell Technology Group Ltd	111,777
5,728,279		Motorola, Inc	115,425
2,400	v*	NCP Litigation Trust	-	^
4,093,329	*	Network Appliance, Inc	144,495
6,721,048		Qualcomm, Inc	269,312
4,871,496	e*	Sirius Satellite Radio, Inc	23,140
1,763,740		Texas Instruments, Inc	53,424
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	1,690,529

COLLEGE RETIREMENT EQUITIES FUND - Growth Account

			VALUE
SHARES			(000)
ENGINEERING AND MANAGEMENT SERVICES - 2.48%
1,954,420	*	Celgene Corp	$92,698
2,060,000	*	Keryx Biopharmaceuticals, Inc	29,252
4,180,160		Paychex, Inc	162,943
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	284,893

FOOD AND KINDRED PRODUCTS - 1.75%
3,343,881		PepsiCo, Inc	200,767
		TOTAL FOOD AND KINDRED PRODUCTS	200,767

FURNITURE AND HOMEFURNISHINGS STORES - 0.95%
2,288,931	*	Bed Bath & Beyond, Inc	75,924
615,153		Best Buy Co, Inc	33,735
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	109,659

GENERAL BUILDING CONTRACTORS - 0.00% **
1,800	v*	Mascotech (Escrow)	-	^
		TOTAL GENERAL BUILDING CONTRACTORS	-	^

GENERAL MERCHANDISE STORES - 2.14%
3,278,257		Target Corp	160,208
1,767,693		Wal-Mart Stores, Inc	85,150
		TOTAL GENERAL MERCHANDISE STORES	245,358

HEALTH SERVICES - 1.08%
597,364		Caremark Rx, Inc	29,790
1,639,885	*	Medco Health Solutions, Inc	93,933
		TOTAL HEALTH SERVICES	123,723

HOLDING AND OTHER INVESTMENT OFFICES - 0.94%
1,093,620		Alcon, Inc	107,776
44		Global Signal, Inc	2
24,436		Hugoton Royalty Trust	726
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	108,504

HOTELS AND OTHER LODGING PLACES - 2.23%
2,306,126		Hilton Hotels Corp	65,217
2,567,379		Starwood Hotels & Resorts Worldwide, Inc	154,916
485,561	*	Wynn Resorts Ltd	35,591
		TOTAL HOTELS AND OTHER LODGING PLACES	255,724

INDUSTRIAL MACHINERY AND EQUIPMENT - 4.35%
642,036	*	Alstom RGPT	58,656
2,701,365	*	Apple Computer, Inc	154,302
5,676,023		Applied Materials, Inc	92,406
823,972		Caterpillar, Inc	61,369
242,070		Deere & Co	20,210
1,172,350		International Game Technology	44,479
649,152	*	Rackable Systems, Inc	25,635
592,369		Rockwell Automation, Inc	42,657
108,879	v*	Seagate Technology, Inc	-	^
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	499,714

INSTRUMENTS AND RELATED PRODUCTS - 3.74%
1,680,043	*	Advanced Medical Optics, Inc	85,178
2,293,421	*	Agilent Technologies, Inc	72,380

COLLEGE RETIREMENT EQUITIES FUND - Growth Account

			VALUE
SHARES			(000)
1,011,276		Medtronic, Inc	$47,449
3,463,770	*	St. Jude Medical, Inc	112,295
329,439		Stryker Corp	13,873
1,742,163	*	Zimmer Holdings, Inc	98,816
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	429,991

INSURANCE CARRIERS - 2.45%
4,177,632		Aetna, Inc	166,813
676,916		Genworth Financial, Inc	23,584
3,553,080		Progressive Corp	91,349
		TOTAL INSURANCE CARRIERS	281,746

LEATHER AND LEATHER PRODUCTS - 0.74%
2,829,989	e*	Coach, Inc	84,617
		TOTAL LEATHER AND LEATHER PRODUCTS	84,617

METAL MINING - 0.43%
1,811,284		Companhia Vale do Rio Doce (ADR)	43,543
80,813		Inco Ltd	5,326
		TOTAL METAL MINING	48,869

MISCELLANEOUS RETAIL - 2.51%
7,750,908		CVS Corp	237,953
12,294	*	Gmarket, Inc (ADR)	189
595,299		Petsmart, Inc	15,239
1,449,783		Staples, Inc	35,259
		TOTAL MISCELLANEOUS RETAIL	288,640

MOTION PICTURES - 0.77%
2,052,897		News Corp (Class A)	39,374
1,647,960		Walt Disney Co	49,439
		TOTAL MOTION PICTURES	88,813

NONDEPOSITORY INSTITUTIONS - 2.32%
4,999,323		American Express Co	266,064
		TOTAL NONDEPOSITORY INSTITUTIONS	266,064

OIL AND GAS EXTRACTION - 3.31%
1,862,068		Halliburton Co	138,184
1,203,384		Noble Energy, Inc	56,391
1,558,267		Schlumberger Ltd	101,459
450,613		Todco	18,407
1,473,988		XTO Energy, Inc	65,253
		TOTAL OIL AND GAS EXTRACTION	379,694

PETROLEUM AND COAL PRODUCTS - 0.40%
663,552		EOG Resources, Inc	46,011
		TOTAL PETROLEUM AND COAL PRODUCTS	46,011

PRIMARY METAL INDUSTRIES - 2.26%
10,722,504	*	Corning, Inc	259,377
		TOTAL PRIMARY METAL INDUSTRIES	259,377

RAILROAD TRANSPORTATION - 0.24%
390,342		CSX Corp	27,496
		TOTAL RAILROAD TRANSPORTATION	27,496

COLLEGE RETIREMENT EQUITIES FUND - Growth Account

				MATURITY	VALUE
SHARES			RATE	DATE	(000)

SECURITY AND COMMODITY BROKERS - 6.66%
12,600,746		Charles Schwab Corp			$201,360
391,556		Chicago Mercantile Exchange Holdings, Inc			192,313
2,704,831	*	E*Trade Financial Corp			61,724
595,803		Goldman Sachs Group, Inc			89,627
305,617		Legg Mason, Inc			30,415
1,924,218		Merrill Lynch & Co, Inc			133,849
410,106	*	Nasdaq Stock Market, Inc			12,262
2,942,017		TD Ameritrade Holding Corp			43,571
		TOTAL SECURITY AND COMMODITY BROKERS			765,121

TOBACCO PRODUCTS - 1.97%
3,074,160		Altria Group, Inc			225,736
		TOTAL TOBACCO PRODUCTS			225,736

TRANSPORTATION BY AIR - 0.35%
2,432,759		Southwest Airlines Co			39,824
		TOTAL TRANSPORTATION BY AIR			39,824

TRANSPORTATION EQUIPMENT - 3.97%
2,323,776		Boeing Co			190,341
4,178,433		United Technologies Corp			264,996
		TOTAL TRANSPORTATION EQUIPMENT			455,337

TRANSPORTATION SERVICES - 0.77%
1,525,260		CH Robinson Worldwide, Inc			81,296
287,906		UTI Worldwide, Inc			7,264
		TOTAL TRANSPORTATION SERVICES			88,560

TRUCKING AND WAREHOUSING - 1.34%
1,865,372		United Parcel Service, Inc (Class B)			153,576
		TOTAL TRUCKING AND WAREHOUSING			153,576

WHOLESALE TRADE-DURABLE GOODS - 0.52%
1,569,357		General Electric Co			51,726
482	v*	Timco Aviation Services, Inc			-	^
124,272	*	WESCO International, Inc			8,575
		TOTAL WHOLESALE TRADE-DURABLE GOODS			60,301

		TOTAL COMMON STOCKS			11,413,098
		(Cost $10,729,143)

PRINCIPAL

SHORT-TERM INVESTMENTS - 0.03%

U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES - 0.03%
$ 1,580,000		Federal Home Loan Bank (FHLB)	5.060	07/05/06	1,580
2,100,000		FHLB	5.060	07/06/06	2,099
		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES			3,679

		TOTAL SHORT-TERM INVESTMENTS			3,679
		(Cost $3,678)

COLLEGE RETIREMENT EQUITIES FUND - Growth Account

		VALUE
		(000)
	TOTAL PORTFOLIO - 99.42%	$11,416,777
	(Cost $10,732,831)
	OTHER ASSETS & LIABILITIES, NET - 0.58%	66,047

	NET ASSETS - 100.00%	$11,482,824

	ABBREVIATION:
ADR	American Depositary Receipt

*	Non-income producing
**	Percentage represents less than 0.01%
^	Amount represents less than $1,000
e	All or a portion of these securities are out on loan.
v	Security valued at fair value.

	Cost amounts are in thousands.

	For ease of presentation, we have grouped a number of industry classification categories together in
	the Statement of Investments. Note that the Accounts use more specific industry categories in following
	their investment limitations on industry concentration.

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

COLLEGE RETIREMENT EQUITIES FUND
EQUITY INDEX ACCOUNT
STATEMENT OF INVESTMENTS (Unaudited)
June 30, 2006

			VALUE
SHARES			(000)

COMMON STOCKS - 99.77%

AGRICULTURAL PRODUCTION-CROPS - 0.00% **
29,630		Chiquita Brands International, Inc	$408
		TOTAL AGRICULTURAL PRODUCTION-CROPS	408

AGRICULTURAL PRODUCTION-LIVESTOCK - 0.01%
27,871		Pilgrim's Pride Corp	719
269		Seaboard Corp	344
		TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK	1,063

AMUSEMENT AND RECREATION SERVICES - 0.25%
36,482	e*	Bally Technologies, Inc	601
26,714	*	Bally Total Fitness Holding Corp	181
14,248	*	Century Casinos, Inc	153
5,242		Churchill Downs, Inc	196
9,373		Dover Downs Gaming & Entertainment, Inc	184
9,773		Dover Motorsports, Inc	57
90,461		GTECH Holdings Corp	3,146
130,527		Harrah's Entertainment, Inc	9,291
25,827		International Speedway Corp (Class A)	1,198
16,338	*	Lakes Entertainment, Inc	198
22,402	e*	Leapfrog Enterprises, Inc	226
21,679	*	Life Time Fitness, Inc	1,003
45,511	*	Live Nation, Inc	927
26,149	*	Magna Entertainment Corp (Class A)	138
35,735	*	Marvel Entertainment, Inc	715
14,684	*	MTR Gaming Group, Inc	138
19,119	e*	Multimedia Games, Inc	194
51,372	*	Penn National Gaming, Inc	1,992
34,254	e*	Pinnacle Entertainment, Inc	1,050
51,146	e*	Six Flags, Inc	287
13,437		Speedway Motorsports, Inc	507
63,436		Warner Music Group Corp	1,870
53,876		Westwood One, Inc	404
19,258	*	WMS Industries, Inc	527
14,269		World Wrestling Entertainment, Inc	241
		TOTAL AMUSEMENT AND RECREATION SERVICES	25,424

APPAREL AND ACCESSORY STORES - 0.69%
61,914		Abercrombie & Fitch Co (Class A)	3,432
38,830	*	Aeropostale, Inc	1,122
81,208		American Eagle Outfitters, Inc	2,764
51,439	*	AnnTaylor Stores Corp	2,231
16,896		Bebe Stores, Inc	260
21,404		Brown Shoe Co, Inc	729
6,879		Buckle, Inc	288
8,748	*	Cache, Inc	152
34,498	*	Carter's, Inc	912
19,783	*	Casual Male Retail Group, Inc	199
21,208		Cato Corp (Class A)	548

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
10,401	*	Charlotte Russe Holding, Inc	$249
84,814	*	Charming Shoppes, Inc	953
128,070	*	Chico's FAS, Inc	3,455
16,047	e*	Children's Place Retail Stores, Inc	964
27,159		Christopher & Banks Corp	788
4,455	*	Citi Trends, Inc	190
70,403		Claire's Stores, Inc	1,796
2,900		DEB Shops, Inc	70
33,000	*	Dress Barn, Inc	836
11,582	*	DSW, Inc	422
28,742		Finish Line, Inc (Class A)	340
110,542		Foot Locker, Inc	2,707
382,229		Gap, Inc	6,651
31,627	*	HOT Topic, Inc	364
15,736	*	Jo-Ann Stores, Inc	230
12,803	e*	JOS A Bank Clothiers, Inc	307
244,902	*	Kohl's Corp	14,479
242,326		Limited Brands, Inc	6,201
15,006	*	New York & Co, Inc	147
167,163		Nordstrom, Inc	6,101
51,957	*	Pacific Sunwear Of California, Inc	932
46,317	*	Payless Shoesource, Inc	1,258
101,922		Ross Stores, Inc	2,859
5,056	*	Shoe Carnival, Inc	121
20,532		Stage Stores, Inc	678
3,565	*	Syms Corp	66
15,617		Talbots, Inc	288
45,927	e*	The Wet Seal, Inc	224
24,376	*	Too, Inc	936
14,824	*	Under Armour, Inc	632
81,421	*	Urban Outfitters, Inc	1,424
		TOTAL APPAREL AND ACCESSORY STORES	69,305

APPAREL AND OTHER TEXTILE PRODUCTS - 0.18%
9,339	*	Columbia Sportswear Co	423
22,006	v*	DHB Industries, Inc	42
14,887	e*	Guess ?, Inc	621
24,603	*	Gymboree Corp	855
17,824	*	Hartmarx Corp	107
80,042		Jones Apparel Group, Inc	2,545
18,458		Kellwood Co	540
74,332		Liz Claiborne, Inc	2,755
13,600	*	Maidenform Brands, Inc	168
39,335		Phillips-Van Heusen Corp	1,501
41,818		Polo Ralph Lauren Corp	2,296
84,864	*	Quiksilver, Inc	1,034
24,108		Russell Corp	438
9,215	*	True Religion Apparel, Inc	163
62,519		VF Corp	4,246
33,246	*	Warnaco Group, Inc	621
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	18,355

AUTO REPAIR, SERVICES AND PARKING - 0.07%
7,541	e*	Amerco, Inc	759
7,500	e	Bandag, Inc	275
13,199		Central Parking Corp	211
17,758	*	Dollar Thrifty Automotive Group, Inc	800
10,010	*	Midas, Inc	184
8,304		Monro Muffler, Inc	270

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
36,846	*	PHH Corp	$1,015
43,349		Ryder System, Inc	2,533
3,701	*	Standard Parking Corp	100
28,100	*	Wright Express Corp	808
		TOTAL AUTO REPAIR, SERVICES AND PARKING	6,955

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.17%
75,964		Advance Auto Parts	2,195
5,463	e*	America's Car-Mart, Inc	111
9,627	*	Asbury Automotive Group, Inc	202
105,066	*	Autonation, Inc	2,253
38,793	*	Autozone, Inc	3,421
75,672	*	Carmax, Inc	2,683
50,363	*	Copart, Inc	1,237
32,325	*	CSK Auto Corp	387
12,002	e	Lithia Motors, Inc (Class A)	364
11,554	*	MarineMax, Inc	303
80,048	*	O'Reilly Automotive, Inc	2,497
14,443	*	Rush Enterprises, Inc (Class A)	262
21,187		Sonic Automotive, Inc	470
38,791		United Auto Group, Inc	828
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	17,213

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.95%
9,000	*	Builders FirstSource, Inc	183
15,227	*	Central Garden & Pet Co	655
89,346	e	Fastenal Co	3,600
1,505,026		Home Depot, Inc	53,865
551,356		Lowe's Cos, Inc	33,451
80,137		Sherwin-Williams Co	3,805
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	95,559

BUSINESS SERVICES - 7.08%
44,232	*	@Road, Inc	244
34,168	*	24/7 Real Media, Inc	300
283,639	*	3Com Corp	1,452
8,307	*	3D Systems Corp	167
30,587		Aaron Rents, Inc	822
30,959		ABM Industries, Inc	529
19,911	*	Acacia Research (Acacia Technologies)	280
9,477	*	Access Integrated Technologies, Inc	93
195,885	e*	Activision, Inc	2,229
40,528	*	Actuate Corp	164
62,425		Acxiom Corp	1,561
16,260	e	Administaff, Inc	582
426,196	*	Adobe Systems, Inc	12,939
17,568	*	Advent Software, Inc	634
21,459		Advo, Inc	528
80,076	*	Affiliated Computer Services, Inc (Class A)	4,133
40,281	*	Agile Software Corp	255
109,822	e*	Akamai Technologies, Inc	3,974
57,994	*	Alliance Data Systems Corp	3,411
16,184	*	Altiris, Inc	292
18,475	*	American Reprographics Co	670
23,326	*	AMN Healthcare Services, Inc	474
11,435	*	Ansoft Corp	234
24,352	*	Ansys, Inc	1,165
54,177	*	aQuantive, Inc	1,372
22,433	e	Arbitron, Inc	860

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
48,947	*	Ariba, Inc	$403
79,212	*	Art Technology Group, Inc	236
33,163	*	Aspen Technology, Inc	435
11,658	*	Asset Acceptance Capital Corp	231
21,488	e*	Audible, Inc	195
164,160	*	Autodesk, Inc	5,657
417,565		Automatic Data Processing, Inc	18,937
35,025	*	Avocent Corp	919
8,158	e*	Bankrate, Inc	308
4,811	*	Barrett Business Services	88
276,849	*	BEA Systems, Inc	3,624
135,178	*	BearingPoint, Inc	1,131
86,266	*	BISYS Group, Inc	1,182
31,258		Blackbaud, Inc	710
19,831	e*	Blackboard, Inc	574
8,392	*	Blue Coat Systems, Inc	141
152,885	e*	BMC Software, Inc	3,654
52,351	*	Borland Software Corp	276
12,774	*	Bottomline Technologies, Inc	104
29,566		Brady Corp (Class A)	1,089
34,369		Brink's Co	1,939
322,414		CA, Inc	6,626
21,836	*	CACI International, Inc (Class A)	1,274
200,644	*	Cadence Design Systems, Inc	3,441
34,489		Catalina Marketing Corp	982
46,548	*	CBIZ, Inc	345
711,038		Cendant Corp	11,583
107,162	*	Ceridian Corp	2,619
45,571	*	Cerner Corp	1,691
58,214	e*	Checkfree Corp	2,885
64,733	*	ChoicePoint, Inc	2,704
55,253	*	Chordiant Software, Inc	167
36,800	*	Ciber, Inc	243
129,500	*	Citrix Systems, Inc	5,198
5,919	*	Clayton Holdings, Inc	77
25,900	*	Clear Channel Outdoor Holdings, Inc	543
5,869	e*	Click Commerce, Inc	116
331,660	e*	CMGI, Inc	401
106,270	*	CNET Networks, Inc	848
14,652	*	Cogent Communications Group, Inc	137
30,867	*	Cogent, Inc	465
33,274	e	Cognex Corp	866
99,826	*	Cognizant Technology Solutions Corp	6,725
6,637		Computer Programs & Systems, Inc	265
132,600	*	Computer Sciences Corp	6,423
269,635	*	Compuware Corp	1,807
11,985	*	COMSYS IT Partners, Inc	181
24,465	*	Concur Technologies, Inc	378
19,768	*	Convera Corp	133
98,532	*	Convergys Corp	1,921
11,471	*	CoStar Group, Inc	686
21,438	*	Covansys Corp	269
35,280	*	CSG Systems International, Inc	873
22,032	*	Cybersource Corp	258
5,800	*	DealerTrack Holdings, Inc	128
37,676		Deluxe Corp	659
29,125	*	Dendrite International, Inc	269
26,440	*	Digital Insight Corp	907
28,179	*	Digital River, Inc	1,138

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
42,841	*	DST Systems, Inc	$2,549
94,764	e*	Earthlink, Inc	821
836,768	*	eBay, Inc	24,509
18,386	e*	Echelon Corp	138
31,866	*	Eclipsys Corp	579
15,642	e*	eCollege.com, Inc	331
33,247	*	eFunds Corp	733
11,677	*	Electro Rent Corp	187
215,964	*	Electronic Arts, Inc	9,295
369,864		Electronic Data Systems Corp	8,899
14,917	*	Emageon, Inc	218
199,788	e*	Emdeon Corp	2,479
42,487	*	Epicor Software Corp	447
8,841	*	EPIQ Systems, Inc	147
93,669	e	Equifax, Inc	3,217
20,424	e*	Equinix, Inc	1,120
15,409	*	eSpeed, Inc (Class A)	128
162,971	*	Expedia, Inc	2,440
28,246	e*	F5 Networks, Inc	1,511
29,706		Factset Research Systems, Inc	1,405
47,026		Fair Isaac Corp	1,708
22,225	e*	FalconStor Software, Inc	155
70,884		Fidelity National Information Services, Inc	2,509
28,881	*	Filenet Corp	778
5,700	e*	First Advantage Corp	133
544,076		First Data Corp	24,505
127,931	*	Fiserv, Inc	5,803
9,100	*	Forrester Research, Inc	255
9,437	*	FTD Group, Inc	127
39,457	*	Gartner, Inc (Class A)	560
15,914	*	Gerber Scientific, Inc	207
36,892	e*	Getty Images, Inc	2,343
19,091		Gevity HR, Inc	507
23,628	*	Global Cash Access, Inc	369
148,361	*	Google, Inc (Class A)	62,212
8,150	*	H&E Equipment Services, Inc	240
18,495		Healthcare Services Group	387
10,050	e*	Heartland Payment Systems, Inc	280
14,300	*	Heidrick & Struggles International, Inc	484
17,722	*	Hudson Highland Group, Inc	191
37,591	*	Hypercom Corp	351
43,012	*	Hyperion Solutions Corp	1,187
10,436	*	i2 Technologies, Inc	132
4,942	*	ICT Group, Inc	121
12,987	*	iGate Corp	83
16,530	*	IHS, Inc	490
145,523		IMS Health, Inc	3,907
14,150	e*	Infocrossing, Inc	163
62,644	*	Informatica Corp	824
23,086	*	Infospace, Inc	523
20,612		infoUSA, Inc	213
11,821	*	Innovative Solutions & Support, Inc	166
7,121		Integral Systems, Inc	191
25,164	*	Interactive Data Corp	506
21,871	*	Intergraph Corp	689
215,656	*	Internap Network Services Corp	226
32,107	*	Internet Capital Group, Inc	289
26,357	*	Internet Security Systems, Inc	497
8,416		Interpool, Inc	187

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
308,762	e*	Interpublic Group of Cos, Inc	$2,578
26,296	*	Interwoven, Inc	226
123,661	*	Intuit, Inc	7,468
20,768	*	inVentiv Health, Inc	598
45,508	*	Ipass, Inc	255
81,459	*	Iron Mountain, Inc	3,045
54,563		Jack Henry & Associates, Inc	1,073
18,698	*	JDA Software Group, Inc	262
399,522	*	Juniper Networks, Inc	6,388
15,435	*	Jupitermedia Corp	201
23,902	*	Kanbay International, Inc	348
34,016	*	Keane, Inc	425
13,656		Kelly Services, Inc (Class A)	371
11,281	*	Kenexa Corp	359
21,985	*	Kforce, Inc	341
51,812	e*	KFX, Inc	792
31,337	*	Kinetic Concepts, Inc	1,384
10,111	*	Knot, Inc	212
30,104	e*	Korn/Ferry International	590
22,157	*	Kronos, Inc	802
37,895	*	Labor Ready, Inc	858
60,403	e*	Lamar Advertising Co	3,253
87,730	*	Lawson Software, Inc	588
43,208	*	Lionbridge Technologies	239
4,800	*	Liquidity Services, Inc	75
11,455	*	LoJack Corp	216
23,625	*	Magma Design Automation, Inc	174
19,563	*	Manhattan Associates, Inc	397
62,308		Manpower, Inc	4,025
12,905	*	Mantech International Corp (Class A)	398
13,097	*	Mapinfo Corp	171
16,386	e*	Marchex, Inc	269
8,536	*	Marlin Business Services, Inc	193
42,600	*	Mastercard, Inc	2,045
114,462	e*	McAfee, Inc	2,778
56,676	*	Mentor Graphics Corp	736
6,306,507		Microsoft Corp	146,942
7,146	*	MicroStrategy, Inc	697
25,516	e*	Midway Games, Inc	206
60,872		MoneyGram International, Inc	2,067
87,911	*	Monster Worldwide, Inc	3,750
76,340	*	Move, Inc	418
73,891	*	MPS Group, Inc	1,113
12,659	*	MRO Software, Inc	254
65,955	*	NAVTEQ Corp	2,947
21,970	*	NCO Group, Inc	581
129,410	*	NCR Corp	4,742
13,908	*	Neoware, Inc	171
19,249	*	Ness Technologies, Inc	207
28,086	e*	NetFlix, Inc	764
37,676	*	NetIQ Corp	459
7,961	*	Netratings, Inc	111
15,388	*	Netscout Systems, Inc	137
27,305	*	NIC, Inc	197
240,507	*	Novell, Inc	1,595
89,300	*	Nuance Communications, Inc	898
122,421		Omnicom Group, Inc	10,906
18,437	*	On Assignment, Inc	169
14,464	*	Online Resources Corp	150

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
13,382	*	Open Solutions, Inc	$356
9,205	*	Opnet Technologies, Inc	119
57,994	*	Opsware, Inc	478
2,824,453	*	Oracle Corp	40,926
25,857	*	Packeteer, Inc	293
76,359	*	Parametric Technology Corp	971
13,662	*	PDF Solutions, Inc	170
7,322		Pegasystems, Inc	47
13,179	*	PeopleSupport, Inc	177
12,203	*	Perficient, Inc	151
61,125	*	Perot Systems Corp (Class A)	885
23,907	*	Phase Forward, Inc	275
10,816	e*	Portfolio Recovery Associates, Inc	494
12,518	*	PRA International	279
49,575	*	Premiere Global Services, Inc	374
28,939	*	Progress Software Corp	677
8,302		QAD, Inc	64
11,520		Quality Systems, Inc	424
47,410	*	Quest Software, Inc	666
15,387	*	Radiant Systems, Inc	163
15,185	*	Radisys Corp	334
76,360	*	RealNetworks, Inc	817
129,832	e*	Red Hat, Inc	3,038
39,601	*	Redback Networks, Inc	726
5,893		Renaissance Learning, Inc	80
49,265	*	Rent-A-Center, Inc	1,225
19,226	*	Rewards Network, Inc	157
46,818		Reynolds & Reynolds Co (Class A)	1,436
10,621	e*	RightNow Technologies, Inc	177
106,764		Robert Half International, Inc	4,484
20,193		Rollins, Inc	397
54,218	*	RSA Security, Inc	1,474
47,690	*	S1 Corp	229
17,942	e*	SafeNet, Inc	318
60,056	*	Salesforce.com, Inc	1,601
55,315	*	Sapient Corp	293
35,286	*	Secure Computing Corp	304
205,113		ServiceMaster Co	2,119
8,963	*	SI International, Inc	275
41,569	*	Sitel Corp	163
14,344	*	Smith Micro Software, Inc	230
18,198	*	Sohu.com, Inc	469
45,445	*	SonicWALL, Inc	409
183,400	e*	Sonus Networks, Inc	908
43,115	*	Sotheby's Holdings, Inc (Class A)	1,132
42,038	*	Spherion Corp	383
13,651	*	SPSS, Inc	439
27,379	*	SRA International, Inc (Class A)	729
6,412	*	SSA Global Technologies, Inc	124
7,046		Startek, Inc	105
19,979		Stellent, Inc	191
7,178	e*	Stratasys, Inc	212
2,481,258	*	Sun Microsystems, Inc	10,297
62,826	*	Sybase, Inc	1,219
20,941	*	SYKES Enterprises, Inc	338
741,160	*	Symantec Corp	11,518
8,784	*	SYNNEX Corp	167
103,427	*	Synopsys, Inc	1,941
4,749		Syntel, Inc	97

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
52,739	e*	Take-Two Interactive Software, Inc	$562
11,400	*	TAL International Group, Inc	275
9,690	*	Taleo Corp	114
22,604		Talx Corp	494
24,393	*	TeleTech Holdings, Inc	309
12,795		TheStreet.com, Inc	164
45,528	*	THQ, Inc	983
150,494	*	TIBCO Software, Inc	1,061
16,913	*	TNS, Inc	350
25,671	e	Total System Services, Inc	494
18,504	*	TradeStation Group, Inc	235
27,282	*	Transaction Systems Architects, Inc	1,137
2,800	*	Travelzoo, Inc	85
28,864	*	Trizetto Group, Inc	427
15,759	*	Ultimate Software Group, Inc	302
244,520	*	Unisys Corp	1,536
42,307		United Online, Inc	508
45,981	e*	United Rentals, Inc	1,470
21,468	*	Universal Compression Holdings, Inc	1,352
44,258	*	VA Software Corp	172
72,727	*	Valueclick, Inc	1,116
23,271	e*	Vasco Data Security International	194
9,078	*	Verint Systems, Inc	265
174,376	e*	VeriSign, Inc	4,040
5,226	e*	Vertrue, Inc	225
15,178		Viad Corp	475
20,615	*	Vignette Corp	301
5,200	*	Volt Information Sciences, Inc	242
387,382		Waste Management, Inc	13,899
29,788	*	WebEx Communications, Inc	1,059
4,946	e*	WebMD Health Corp	234
38,958	*	webMethods, Inc	385
33,540	e*	Websense, Inc	689
12,203	e*	WebSideStory, Inc	149
53,517	*	Wind River Systems, Inc	476
23,793	*	Witness Systems, Inc	480
1,000,955	e*	Yahoo!, Inc	33,032
		TOTAL BUSINESS SERVICES	714,528

CHEMICALS AND ALLIED PRODUCTS - 9.15%
1,084,609		Abbott Laboratories	47,300
18,485	*	Abraxis BioScience, Inc	441
16,937	e*	Acadia Pharmaceuticals, Inc	143
5,579	*	Adams Respiratory Therapeutics, Inc	249
10,982	*	Adeza Biomedical Corp	154
31,936	*	Adolor Corp	799
5,786	*	Advanced Magnetics, Inc	175
38,357	*	ADVENTRX Pharmaceuticals, Inc	122
159,282		Air Products & Chemicals, Inc	10,181
17,349	*	Albany Molecular Research, Inc	185
27,116	e	Albemarle Corp	1,298
54,470		Alberto-Culver Co	2,654
23,078	*	Alexion Pharmaceuticals, Inc	834
62,565	e*	Alkermes, Inc	1,184
22,480	*	Alnylam Pharmaceuticals, Inc	339
30,087		Alpharma, Inc (Class A)	723
31,268	*	American Oriental Bioengineering, Inc	173
12,379	e	American Vanguard Corp	192
840,089	*	Amgen, Inc	54,799

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
21,429	*	Anadys Pharmaceuticals, Inc	$63
53,003	*	Andrx Corp	1,229
16,685		Arch Chemicals, Inc	601
33,925	*	Arena Pharmaceuticals, Inc	393
27,489	*	Array Biopharma, Inc	236
27,606	e*	Atherogenics, Inc	360
15,864	*	Auxilium Pharmaceuticals, Inc	123
18,741	e*	AVANIR Pharmaceuticals	128
67,006		Avery Dennison Corp	3,890
36,608	*	AVI BioPharma, Inc	137
319,872		Avon Products, Inc	9,916
7,980		Balchem Corp	180
74,758	*	Barr Pharmaceuticals, Inc	3,565
10,191	*	Bentley Pharmaceuticals, Inc	112
16,244	*	BioCryst Pharmaceuticals, Inc	233
27,226	*	Bioenvision, Inc	145
244,250	*	Biogen Idec, Inc	11,316
60,488	*	BioMarin Pharmaceuticals, Inc	869
9,920	*	Bradley Pharmaceuticals, Inc	101
1,398,039	e	Bristol-Myers Squibb Co	36,153
45,134		Cabot Corp	1,558
28,512	e	Calgon Carbon Corp	174
20,927		Cambrex Corp	436
5,883	*	Caraco Pharmaceutical Laboratories Ltd	54
52,048		Celanese Corp (Series A)	1,063
28,958	e*	Cell Genesys, Inc	145
42,746	e*	Cephalon, Inc	2,569
38,831		CF Industries Holdings, Inc	554
51,302	*	Charles River Laboratories International, Inc	1,888
12,829	*	Chattem, Inc	390
169,387		Chemtura Corp	1,582
46,317		Church & Dwight Co, Inc	1,687
107,265		Clorox Co	6,540
13,144	e*	Coley Pharmaceutical Group, Inc	152
365,755		Colgate-Palmolive Co	21,909
17,022	*	Combinatorx, Inc	150
25,200	e*	Connetics Corp	296
19,301	*	Conor Medsystems, Inc	533
16,097	e*	Cotherix, Inc	139
39,198	*	Cubist Pharmaceuticals, Inc	987
34,138	*	Cypress Bioscience, Inc	210
29,068		Cytec Industries, Inc	1,560
18,758	*	Cytokinetics, Inc	118
62,010		Dade Behring Holdings, Inc	2,582
42,749	e*	Dendreon Corp	207
17,584		Diagnostic Products Corp	1,023
12,457	*	Digene Corp	483
683,348		Dow Chemical Co	26,671
654,560		Du Pont (E.I.) de Nemours & Co	27,230
30,568	e*	Durect Corp	118
57,683	e	Eastman Chemical Co	3,115
128,950	e	Ecolab, Inc	5,233
698,748		Eli Lilly & Co	38,620
17,426	*	Elizabeth Arden, Inc	312
16,357	*	Emisphere Technologies, Inc	140
42,677	e*	Encysive Pharmaceuticals, Inc	296
28,467	e*	Enzon Pharmaceuticals, Inc	215
88,465		Estee Lauder Cos (Class A)	3,421
28,545		Ferro Corp	456

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
26,890		FMC Corp	$1,731
231,556	*	Forest Laboratories, Inc	8,959
332,925	*	Genentech, Inc	27,233
16,478	e*	Genitope Corp	104
95,847	*	Genta, Inc	157
185,078	*	Genzyme Corp	11,299
24,319		Georgia Gulf Corp	608
51,960	e*	Geron Corp	359
323,717	*	Gilead Sciences, Inc	19,151
5,819	*	GTx, Inc	53
22,631		H.B. Fuller Co	986
20,149	*	Hana Biosciences, Inc	183
81,444	*	Hercules, Inc	1,243
5,289	*	Hi-Tech Pharmacal Co, Inc	88
111,366	*	Hospira, Inc	4,782
93,140	*	Human Genome Sciences, Inc	997
62,547	*	Huntsman Corp	1,083
17,140	*	Idenix Pharmaceuticals, Inc	161
23,187	*	Idexx Laboratories, Inc	1,742
49,238	e*	ImClone Systems, Inc	1,903
46,158	*	Immucor, Inc	888
33,132	*	Indevus Pharmaceuticals, Inc	181
8,064		Innospec, Inc	205
3,281		Inter Parfums, Inc	56
19,810	e*	InterMune, Inc	326
64,690		International Flavors & Fragrances, Inc	2,280
19,768	*	Inverness Medical Innovations, Inc	558
37,219	*	Invitrogen Corp	2,459
174,061	*	King Pharmaceuticals, Inc	2,959
5,472		Koppers Holdings, Inc	109
12,823	*	Kos Pharmaceuticals, Inc	482
2,620		Kronos Worldwide, Inc	77
28,944	*	KV Pharmaceutical Co (Class A)	540
48,599		Lubrizol Corp	1,937
149,538		Lyondell Chemical Co	3,389
20,639		MacDermid, Inc	594
9,202	e	Mannatech, Inc	116
17,575	e*	MannKind Corp	375
23,199	e*	Martek Biosciences Corp	672
83,079	*	Medarex, Inc	798
33,866	*	Medicines Co	662
38,713		Medicis Pharmaceutical Corp (Class A)	929
8,237	*	Medifast, Inc	147
177,375	*	Medimmune, Inc	4,807
1,550,939		Merck & Co, Inc	56,501
14,765		Meridian Bioscience, Inc	368
15,117	*	Metabasis Therapeutics, Inc	115
55,982	*	MGI Pharma, Inc	1,204
223,744	*	Millennium Pharmaceuticals, Inc	2,231
14,800		Minerals Technologies, Inc	770
15,457	*	Momenta Pharmaceuticals, Inc	196
191,345		Monsanto Co	16,109
89,883	e*	Mosaic Co	1,407
149,169		Mylan Laboratories, Inc	2,983
29,919	e*	Myogen, Inc	868
40,164	e*	Nabi Biopharmaceuticals	231
75,501	*	Nalco Holding Co	1,331
15,424	e*	Nastech Pharmaceutical Co, Inc	244
39,147	*	NBTY, Inc	936

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
26,156	e*	Neurocrine Biosciences, Inc	$277
11,087	e*	New River Pharmaceuticals, Inc	316
12,540		NewMarket Corp	615
4,943		NL Industries, Inc	53
18,316	e*	Northfield Laboratories, Inc	181
43,468	*	Novavax, Inc	219
15,161	*	Noven Pharmaceuticals, Inc	271
36,372	*	NPS Pharmaceuticals, Inc	177
36,517	*	Nuvelo, Inc	608
51,638		Olin Corp	926
20,515	*	OM Group, Inc	633
29,263	*	Omnova Solutions, Inc	166
28,523	*	Onyx Pharmaceuticals, Inc	480
30,922	*	OraSure Technologies, Inc	294
40,655	e*	OSI Pharmaceuticals, Inc	1,340
15,359	e*	Pacific Ethanol, Inc	355
24,948	e*	Pain Therapeutics, Inc	208
35,301	*	Panacos Pharmaceuticals, Inc	195
26,028	*	Par Pharmaceutical Cos, Inc	480
17,955	*	Parexel International Corp	518
8,294	e*	Parlux Fragrances, Inc	80
81,333	*	PDL BioPharma, Inc	1,497
14,839	*	Penwest Pharmaceuticals Co	324
122,099	*	Peregrine Pharmaceuticals, Inc	194
54,947		Perrigo Co	885
13,027	*	PetMed Express, Inc	143
5,206,729		Pfizer, Inc	122,202
16,760	*	Pharmion Corp	285
7,693	*	Pioneer Cos, Inc	210
67,684	*	PolyOne Corp	594
15,548	e*	Pozen, Inc	109
117,731		PPG Industries, Inc	7,770
229,620		Praxair, Inc	12,399
20,200	*	Prestige Brands Holdings, Inc	201
2,331,861		Procter & Gamble Co	129,651
15,641	*	Progenics Pharmaceuticals, Inc	376
21,781	*	Quidel Corp	207
18,760	*	Renovis, Inc	287
104,595	e*	Revlon, Inc (Class A)	132
23,386	*	Rockwood Holdings, Inc	538
114,245		Rohm & Haas Co	5,726
82,623		RPM International, Inc	1,487
32,161	*	Salix Pharmaceuticals Ltd	396
32,144	*	Santarus, Inc	214
1,052,695		Schering-Plough Corp	20,033
20,521	*	Sciele Pharma, Inc	476
32,166	e	Scotts Miracle-Gro Co (Class A)	1,361
33,451		Sensient Technologies Corp	699
77,025	e*	Sepracor, Inc	4,401
24,785	*	Serologicals Corp	779
47,633	e	Sigma-Aldrich Corp	3,460
27,941	*	Sirna Therapeutics, Inc	159
16,553	*	Solexa, Inc	141
3,797	*	Somaxon Pharmaceuticals, Inc	59
3,400		Stepan Co	107
36,010	e*	SuperGen, Inc	131
10,427	e*	SurModics, Inc	377
15,482	*	Tanox, Inc	214
1		Teva Pharmaceutical Industries Ltd (ADR)	-	^

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
31,857		Tronox, Inc	$420
36,392		UAP Holding Corp	794
16,914	*	United Therapeutics Corp	977
8,287	e*	USANA Health Sciences, Inc	314
63,360		USEC, Inc	751
66,194		Valeant Pharmaceuticals International	1,120
72,315		Valspar Corp	1,910
60,046	*	VCA Antech, Inc	1,917
79,233	*	Vertex Pharmaceuticals, Inc	2,909
47,837	*	Viropharma, Inc	412
4,689	*	Visicu, Inc	83
72,293	*	Watson Pharmaceuticals, Inc	1,683
9,000		Westlake Chemical Corp	268
49,789	e*	WR Grace & Co	582
956,348		Wyeth	42,471
11,683	*	Xenoport, Inc	212
26,437	*	Zymogenetics, Inc	501
		TOTAL CHEMICALS AND ALLIED PRODUCTS	924,313

COAL MINING - 0.27%
36,921	*	Alpha Natural Resources, Inc	724
102,050		Arch Coal, Inc	4,324
130,132		Consol Energy, Inc	6,080
31,979		Foundation Coal Holdings, Inc	1,501
80,635	*	International Coal Group, Inc	580
11,662	e*	James River Coal Co	309
58,293		Massey Energy Co	2,098
188,642	e	Peabody Energy Corp	10,517
14,219		Penn Virginia Corp	993
4,756	*	Westmoreland Coal Co	113
		TOTAL COAL MINING	27,239

COMMUNICATIONS - 4.66%
30,232		Alaska Communications Systems Group, Inc	382
273,608		Alltel Corp	17,464
298,220	*	American Tower Corp (Class A)	9,281
23,675		Anixter International, Inc	1,124
2,762,740	e	AT&T, Inc	77,053
3,924		Atlantic Tele-Network, Inc	82
10,900	*	Audiovox Corp (Class A)	149
327,767	*	Avaya, Inc	3,743
1,285,229		BellSouth Corp	46,525
37,143	*	Brightpoint, Inc	503
149,416		Cablevision Systems Corp (Class A)	3,205
11,624	*	Cbeyond Communications, Inc	254
478,173		CBS Corp	12,935
15,110		Centennial Communications Corp	79
82,816		CenturyTel, Inc	3,077
284,093	e*	Charter Communications, Inc (Class A)	321
180,973	*	Cincinnati Bell, Inc	742
26,654		Citadel Broadcasting Corp	237
231,164		Citizens Communications Co	3,017
357,536		Clear Channel Communications, Inc	11,066
1,384,598	e*	Comcast Corp (Class A)	45,332
15,381		Commonwealth Telephone Enterprises, Inc	510
14,680		Consolidated Communications Holdings, Inc	244
206,879	*	Covad Communications Group, Inc	416
32,384	*	Cox Radio, Inc (Class A)	467
152,821	*	Crown Castle International Corp	5,278

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
13,062	*	Crown Media Holdings, Inc (Class A)	$54
12,239		CT Communications, Inc	280
39,520	e*	Cumulus Media, Inc (Class A)	422
572,117	*	DIRECTV Group, Inc	9,440
107,468	*	Dobson Communications Corp (Class A)	831
146,385	*	EchoStar Communications Corp (Class A)	4,510
103,294	*	Embarq Corp	4,234
26,410	*	Emmis Communications Corp (Class A)	413
22,831	e	Entercom Communications Corp	597
52,691	*	Entravision Communications Corp (Class A)	452
6,340	*	Eschelon Telecom, Inc	98
19,917		Fairpoint Communications, Inc	287
38,815	*	First Avenue Networks, Inc	422
5,404	*	Fisher Communications, Inc	228
101,515	*	Foundry Networks, Inc	1,082
38,028	*	General Communication, Inc (Class A)	469
47,416		Global Payments, Inc	2,302
14,920		Golden Telecom, Inc	378
29,084		Gray Television, Inc	168
18,785		Hearst-Argyle Television, Inc	414
127,572	e*	IAC/InterActiveCorp	3,379
39,942	e*	IDT Corp (Class B)	551
16,276	e*	InPhonic, Inc	103
22,094		Iowa Telecommunications Services, Inc	418
11,781	*	iPCS, Inc	569
35,358	e*	j2 Global Communications, Inc	1,104
31,262	*	Leap Wireless International, Inc	1,483
598,117	e*	Level 3 Communications, Inc	2,656
326,770	*	Liberty Global, Inc	7,026
99,806	*	Liberty Media Holding Corp (Capital)	8,361
499,105	*	Liberty Media Holding Corp (Interactive)	8,614
19,340	*	Lightbridge, Inc	250
17,509	*	Lin TV Corp (Class A)	132
11,186	*	Lodgenet Entertainment Corp	209
28,940	*	Mastec, Inc	382
42,748	*	Mediacom Communications Corp	266
44,363	*	NeuStar, Inc	1,497
97,150	*	NII Holdings, Inc (Class B)	5,477
9,887		North Pittsburgh Systems, Inc	272
20,547	*	Novatel Wireless, Inc	213
10,300	*	NTELOS Holdings Corp	149
40,587		PanAmSat Holding Corp	1,014
39,017	*	Pegasus Wireless Corp	349
32,678	*	Price Communications Corp	554
1,123,682	e*	Qwest Communications International, Inc	9,091
57,767	*	Radio One, Inc (Class D)	427
20,736	e*	RCN Corp	517
8,327		Salem Communications Corp (Class A)	108
5,830	*	SAVVIS, Inc	173
72,986	*	SBA Communications Corp	1,908
5,360		Shenandoah Telecom Co	252
29,018		Sinclair Broadcast Group, Inc (Class A)	248
31,566	*	Spanish Broadcasting System, Inc (Class A)	161
2,055,140		Sprint Nextel Corp	41,082
9,587		SureWest Communications	185
16,874	*	Syniverse Holdings, Inc	248
28,001	*	Talk America Holdings, Inc	173
77,410		Telephone & Data Systems, Inc	3,205
24,161	*	Terremark Worldwide, Inc	87

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
54,997	e*	TiVo, Inc	$393
59,409	*	Ubiquitel, Inc	614
151,868	*	Univision Communications, Inc (Class A)	5,088
11,370	*	US Cellular Corp	689
18,421	e	USA Mobility, Inc	306
28,599	e	Valor Communications Group, Inc	327
2,073,036		Verizon Communications, Inc	69,426
450,960	*	Viacom, Inc	16,162
21,965	*	Vonage Holdings Corp	189
21,299	*	West Corp	1,020
38,447	e*	Wireless Facilities, Inc	106
185,055	*	XM Satellite Radio Holdings, Inc	2,711
		TOTAL COMMUNICATIONS	470,491

DEPOSITORY INSTITUTIONS - 10.22%
8,438		1st Source Corp	285
5,043		Abington Community Bancorp, Inc	76
7,930	*	ACE Cash Express, Inc	232
10,688		Alabama National Bancorp	728
16,250		Amcore Financial, Inc	476
6,684		AmericanWest Bancorp	151
7,905		Ameris Bancorp	183
248,799		AmSouth Bancorp	6,581
16,200		Anchor Bancorp Wisconsin, Inc	489
7,163		Arrow Financial Corp	196
96,885		Associated Banc-Corp	3,055
64,928		Astoria Financial Corp	1,977
5,016		Bancfirst Corp	224
7,613	*	Bancorp, Inc	190
55,303		Bancorpsouth, Inc	1,507
5,589		BancTrust Financial Group, Inc	131
48,672		Bank Mutual Corp	595
3,242,888		Bank of America Corp	155,983
8,708		Bank of Granite Corp	181
38,376		Bank of Hawaii Corp	1,903
541,390		Bank of New York Co, Inc	17,433
8,348	e	Bank of the Ozarks, Inc	278
33,271		BankAtlantic Bancorp, Inc (Class A)	494
17,629		BankFinancial Corp	305
22,200	e	BankUnited Financial Corp (Class A)	678
8,647	e	Banner Corp	333
388,335		BB&T Corp	16,151
6,060		Berkshire Hills Bancorp, Inc	215
13,613	*	BFC Financial Corp	94
16,366		BOK Financial Corp	813
24,206	e	Boston Private Financial Holdings, Inc	675
49,152		Brookline Bancorp, Inc	677
6,621		Cadence Financial Corp	147
5,218	e	Camden National Corp	208
9,158	e	Capital City Bank Group, Inc	277
6,231		Capital Corp of the West	199
9,528		Capitol Bancorp Ltd	371
16,280		Capitol Federal Financial	558
16,258		Cardinal Financial Corp	189
15,878		Cascade Bancorp	453
2,669		Cass Information Systems, Inc	130
36,547		Cathay General Bancorp	1,330
40,600	e*	Centennial Bank Holdings, Inc	420
7,848		Center Financial Corp	186

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
6,230		Centerstate Banks of Florida, Inc	$128
20,935		Central Pacific Financial Corp	810
2,526		Charter Financial Corp	100
16,601		Chemical Financial Corp	508
32,874		Chittenden Corp	850
3,532,540		Citigroup, Inc	170,410
31,916	e	Citizens Banking Corp	779
6,091		Citizens First Bancorp, Inc	163
6,207		City Bank	290
12,921		City Holding Co	467
30,438		City National Corp	1,981
8,907		Clifton Savings Bancorp, Inc	96
10,056		Coastal Financial Corp	131
10,291		CoBiz, Inc	232
111,410		Colonial Bancgroup, Inc	2,861
6,977		Columbia Bancorp	175
10,948		Columbia Banking System, Inc	409
115,438		Comerica, Inc	6,002
130,698		Commerce Bancorp, Inc	4,662
47,443	e	Commerce Bancshares, Inc	2,375
33,232		Commercial Capital Bancorp, Inc	523
3,531	*	Community Bancorp	110
3,594		Community Bancorp, Inc	152
20,690		Community Bank System, Inc	417
17,049	e	Community Banks, Inc	443
9,922		Community Trust Bancorp, Inc	347
91,713		Compass Bancshares, Inc	5,099
27,635	e	Corus Bankshares, Inc	723
40,426		Cullen/Frost Bankers, Inc	2,316
43,491		CVB Financial Corp	681
19,824		Dime Community Bancshares	269
7,041	*	Dollar Financial Corp	127
15,167		Downey Financial Corp	1,029
42,390		East West Bancorp, Inc	1,607
5,234		Enterprise Financial Services Corp	133
24,890	*	Euronet Worldwide, Inc	955
4,024		Farmers Capital Bank Corp	132
17,767		Fidelity Bankshares, Inc	565
339,233	e	Fifth Third Bancorp	12,535
7,060		First Bancorp	148
48,962	e	First Bancorp	455
10,765	e	First Busey Corp (Class A)	220
23,638		First Charter Corp	580
4,516		First Citizens Bancshares, Inc (Class A)	905
51,852	e	First Commonwealth Financial Corp	659
13,330		First Community Bancorp, Inc	788
6,565		First Community Bancshares, Inc	217
23,858		First Financial Bancorp	356
14,678	e	First Financial Bankshares, Inc	536
8,954		First Financial Corp	269
8,300		First Financial Holdings, Inc	266
87,681	e	First Horizon National Corp	3,525
8,910		First Indiana Corp	232
12,330		First Merchants Corp	300
34,833		First Midwest Bancorp, Inc	1,292
79,187	e	First Niagara Financial Group, Inc	1,110
4,259		First Oak Brook Bancshares, Inc	158
10,172		First Place Financial Corp	234
1,655	*	First Regional Bancorp	146

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
14,991		First Republic Bank	$687
5,157	e	First South Bancorp, Inc	177
12,414		First State Bancorporation	295
11,872	e*	FirstFed Financial Corp	685
59,714		FirstMerit Corp	1,250
10,052		Flag Financial Corp	196
25,530	e	Flagstar Bancorp, Inc	407
12,979		Flushing Financial Corp	233
43,167		FNB Corp	681
4,667		FNB Corp	173
16,647	*	Franklin Bank Corp	336
46,892		Fremont General Corp	870
18,925		Frontier Financial Corp	643
123,318		Fulton Financial Corp	1,963
8,916	e	GB&T Bancshares, Inc	194
22,852	e	Glacier Bancorp, Inc	669
187,087		Golden West Financial Corp	13,882
7,290	e	Great Southern Bancorp, Inc	223
36,753		Greater Bay Bancorp	1,057
6,221		Greene County Bancshares, Inc	193
19,896		Hancock Holding Co	1,114
27,371		Hanmi Financial Corp	532
16,296		Harbor Florida Bancshares, Inc	605
18,775		Harleysville National Corp	398
10,342		Heartland Financial USA, Inc	276
8,209		Heritage Commerce Corp	204
4,522		Home Federal Bancorp, Inc	62
6,837		Horizon Financial Corp	188
412,175		Hudson City Bancorp, Inc	5,494
177,731		Huntington Bancshares, Inc	4,191
6,962		IBERIABANK Corp	401
9,704		Independent Bank Corp	315
15,249		Independent Bank Corp	401
45,100		IndyMac Bancorp, Inc	2,068
12,591		Integra Bank Corp	274
11,376		Interchange Financial Services Corp	256
32,243		International Bancshares Corp	886
3,408	*	Intervest Bancshares Corp	138
37,852	*	Investors Bancorp, Inc	513
47,994		Investors Financial Services Corp	2,155
15,442		Irwin Financial Corp	299
3,467		ITLA Capital Corp	182
2,469,154		JPMorgan Chase & Co	103,704
14,732		Kearny Financial Corp	218
287,342		Keycorp	10,252
22,471		KNBT Bancorp, Inc	371
12,511	e	Lakeland Bancorp, Inc	196
8,565		Lakeland Financial Corp	208
54,060	e	M&T Bank Corp	6,375
10,326		Macatawa Bank Corp	242
23,701		MAF Bancorp, Inc	1,015
10,957		MainSource Financial Group, Inc	191
174,840		Marshall & Ilsley Corp	7,997
16,529		MB Financial, Inc	584
9,839	e	MBT Financial Corp	157
293,956		Mellon Financial Corp	10,121
5,125		Mercantile Bank Corp	204
87,493		Mercantile Bankshares Corp	3,121
3,325		MetroCorp Bancshares, Inc	97

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
15,609		Mid-State Bancshares	$437
11,521	e	Midwest Banc Holdings, Inc	256
15,140		Nara Bancorp, Inc	284
1,893		NASB Financial, Inc	64
406,231		National City Corp	14,701
33,242	e	National Penn Bancshares, Inc	660
24,427		NBT Bancorp, Inc	567
34,157	*	Net 1 UEPS Technologies, Inc	934
31,499		NetBank, Inc	209
209,850		New York Community Bancorp, Inc	3,465
78,754	e	NewAlliance Bancshares, Inc	1,127
330,674		North Fork Bancorporation, Inc	9,976
5,709	e*	Northern Empire Bancshares	137
154,976		Northern Trust Corp	8,570
12,217		Northwest Bancorp, Inc	324
6,026		OceanFirst Financial Corp	134
50,588		Old National Bancorp	1,010
8,710		Old Second Bancorp, Inc	270
8,719	e	Omega Financial Corp	273
17,777		Oriental Financial Group, Inc	227
33,369		Pacific Capital Bancorp	1,038
9,214	e	Park National Corp	910
34,547		Partners Trust Financial Group, Inc	394
5,884		Pennfed Financial Services, Inc	110
6,808		Peoples Bancorp, Inc	203
41,197		People's Bank	1,353
17,415		PFF Bancorp, Inc	577
10,869	*	Pinnacle Financial Partners, Inc	331
8,230		Placer Sierra Bancshares	191
204,755		PNC Financial Services Group, Inc	14,368
197,685		Popular, Inc	3,796
2,891		Preferred Bank	155
9,582	e	Premierwest Bancorp	138
12,613		PrivateBancorp, Inc	522
17,101		Prosperity Bancshares, Inc	562
25,227		Provident Bankshares Corp	918
53,846		Provident Financial Services, Inc	967
30,181		Provident New York Bancorp	399
4,843	*	QC Holdings, Inc	65
20,438		R & G Financial Corp (Class B)	176
323,990		Regions Financial Corp	10,731
7,272		Renasant Corp	293
53,343		Republic Bancorp, Inc	661
5,815		Republic Bancorp, Inc (Class A)	120
3,186		Royal Bancshares of Pennsylvania (Class A)	77
20,998		S&T Bancorp, Inc	698
8,198		S.Y. Bancorp, Inc	225
9,617		Sandy Spring Bancorp, Inc	347
4,873	e	Santander BanCorp	120
5,559		SCBT Financial Corp	198
9,460		Seacoast Banking Corp of Florida	252
10,334		Security Bank Corp	230
6,056		Shore Bancshares, Inc	164
3,786		Sierra Bancorp	99
20,862	*	Signature Bank	676
9,660		Simmons First National Corp (Class A)	280
70,064		Sky Financial Group, Inc	1,654
5,534		Smithtown Bancorp, Inc	134
7,864		Sound Federal Bancorp, Inc	163

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
53,177		South Financial Group, Inc	$1,404
7,964	e	Southside Bancshares, Inc	178
9,257		Southwest Bancorp, Inc	236
273,100		Sovereign Bancorp, Inc	5,547
7,406		State National Bancshares, Inc	282
236,157		State Street Corp	13,718
13,290		Sterling Bancorp	259
32,398		Sterling Bancshares, Inc	607
17,306		Sterling Financial Corp	379
23,685		Sterling Financial Corp	723
7,140		Suffolk Bancorp	234
7,043		Summit Bancshares, Inc	149
8,334	*	Sun Bancorp, Inc	135
258,391		SunTrust Banks, Inc	19,705
9,642	*	Superior Bancorp	106
34,534		Susquehanna Bancshares, Inc	825
25,915	*	SVB Financial Group	1,178
203,083		Synovus Financial Corp	5,439
4,565		Taylor Capital Group, Inc	186
98,216		TCF Financial Corp	2,598
71,665		TD Banknorth, Inc	2,111
16,293	*	Texas Capital Bancshares, Inc	380
32,340		Texas Regional Bancshares, Inc (Class A)	1,226
6,541		Texas United Bancshares, Inc	184
14,873		TierOne Corp	502
6,413		Tompkins Trustco, Inc	276
9,919		Trico Bancshares	272
51,426	e	Trustco Bank Corp NY	567
34,436		Trustmark Corp	1,067
67,163		UCBH Holdings, Inc	1,111
24,432		UMB Financial Corp	815
39,940		Umpqua Holdings Corp	1,025
5,944		Union Bankshares Corp	256
40,776		UnionBanCal Corp	2,634
27,662		United Bankshares, Inc	1,013
24,124		United Community Banks, Inc	734
18,456		United Community Financial Corp	222
5,067		United Security Bancshares	108
7,380	e	Univest Corp of Pennsylvania	204
1,264,853		US Bancorp	39,059
8,850		USB Holding Co, Inc	199
81,802		Valley National Bancorp	2,103
5,377	e	Vineyard National Bancorp	145
11,237	e*	Virginia Commerce Bancorp	269
4,624		Virginia Financial Group, Inc	195
75,924		W Holding Co, Inc	505
1,142,923		Wachovia Corp	61,809
62,928		Washington Federal, Inc	1,459
682,656		Washington Mutual, Inc	31,116
8,575		Washington Trust Bancorp, Inc	238
7,507	*	Wauwatosa Holdings, Inc	128
38,342		Webster Financial Corp	1,819
1,193,764		Wells Fargo & Co	80,078
15,679		WesBanco, Inc	486
11,085	e	West Bancorporation, Inc	207
10,009		West Coast Bancorp	295
23,845		Westamerica Bancorporation	1,168
9,370	*	Western Alliance Bancorp	326
3,341		Westfield Financial, Inc	97

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
46,684		Whitney Holding Corp	$1,651
10,590		Willow Grove Bancorp, Inc	167
49,013		Wilmington Trust Corp	2,067
9,638		Wilshire Bancorp, Inc	174
17,249		Wintrust Financial Corp	877
4,467		WSFS Financial Corp	275
6,959		Yardville National Bancorp	249
75,374		Zions Bancorporation	5,875
		TOTAL DEPOSITORY INSTITUTIONS	1,032,115

EATING AND DRINKING PLACES - 0.94%
18,260	e*	AFC Enterprises	233
52,629		Applebees International, Inc	1,012
80,217		Aramark Corp (Class B)	2,656
9,771	*	BJ's Restaurants, Inc	218
24,778		Bob Evans Farms, Inc	744
60,177		Brinker International, Inc	2,184
4,688	*	Buffalo Wild Wings, Inc	180
13,696	*	California Pizza Kitchen, Inc	376
22,046		CBRL Group, Inc	748
24,364	*	CEC Entertainment, Inc	783
5,700	*	Chipotle Mexican Grill, Inc	347
43,748	e	CKE Restaurants, Inc	727
23,913	*	Cosi, Inc	149
105,389		Darden Restaurants, Inc	4,152
75,312	*	Denny's Corp	278
26,859		Domino's Pizza, Inc	664
13,878		IHOP Corp	667
25,157	e*	Jack in the Box, Inc	986
39,881	e*	Krispy Kreme Doughnuts, Inc	325
12,903		Landry's Restaurants, Inc	419
15,749		Lone Star Steakhouse & Saloon, Inc	413
15,891	*	Luby's, Inc	166
8,310	*	McCormick & Schmick's Seafood Restaurants, Inc	198
885,526		McDonald's Corp	29,754
7,205	*	Morton's Restaurant Group, Inc	110
14,289	*	O'Charleys, Inc	243
45,407		OSI Restaurant Partners, Inc	1,571
17,432	*	Papa John's International, Inc	579
18,015	*	PF Chang's China Bistro, Inc	685
25,931	*	Rare Hospitality International, Inc	746
11,853	e*	Red Robin Gourmet Burgers, Inc	504
43,367		Ruby Tuesday, Inc	1,059
10,929	*	Ruth's Chris Steak House, Inc	223
28,133	*	Ryan's Restaurant Group, Inc	335
67,846	*	Sonic Corp	1,410
545,272	*	Starbucks Corp	20,589
37,299	*	Texas Roadhouse, Inc (Class A)	504
56,182	e*	The Cheesecake Factory, Inc	1,514
19,171	*	The Steak N Shake Co	290
20,980	*	Tim Hortons, Inc	540
43,886		Triarc Cos (Class B)	686
82,207		Wendy's International, Inc	4,792
193,168		Yum! Brands, Inc	9,711
		TOTAL EATING AND DRINKING PLACES	94,470

EDUCATIONAL SERVICES - 0.14%
99,088	*	Apollo Group, Inc (Class A)	5,120
69,330	*	Career Education Corp	2,072

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
62,840	e*	Corinthian Colleges, Inc	$902
44,265	*	DeVry, Inc	973
12,416	*	Educate, Inc	95
31,812	e*	ITT Educational Services, Inc	2,094
32,368	*	Laureate Education, Inc	1,380
3,041	*	Lincoln Educational Services Corp	52
10,353		Strayer Education, Inc	1,005
14,801	*	Universal Technical Institute, Inc	326
		TOTAL EDUCATIONAL SERVICES	14,019

ELECTRIC, GAS, AND SANITARY SERVICES - 4.06%
469,905	*	AES Corp	8,670
55,295		AGL Resources, Inc	2,108
117,851	*	Allegheny Energy, Inc	4,369
17,427		Allete, Inc	825
83,591		Alliant Energy Corp	2,867
171,684	e*	Allied Waste Industries, Inc	1,950
140,154	e	Ameren Corp	7,078
10,902		American Ecology Corp	289
272,137		American Electric Power Co, Inc	9,321
11,397		American States Water Co	406
91,321	e	Aqua America, Inc	2,081
276,036	*	Aquila, Inc	1,162
55,777		Atmos Energy Corp	1,557
35,312		Avista Corp	806
23,485	e	Black Hills Corp	806
11,807		California Water Service Group	422
8,600		Cascade Natural Gas Corp	181
13,533	*	Casella Waste Systems, Inc (Class A)	177
219,360	e	Centerpoint Energy, Inc	2,742
13,300		CH Energy Group, Inc	638
11,577	*	Clean Harbors, Inc	467
34,284		Cleco Corp	797
158,525	*	CMS Energy Corp	2,051
174,182	e	Consolidated Edison, Inc	7,741
127,339		Constellation Energy Group, Inc	6,943
80,375	*	Covanta Holding Corp	1,419
6,259		Crosstex Energy, Inc	595
244,375		Dominion Resources, Inc	18,277
93,492		DPL, Inc	2,506
124,122	e	DTE Energy Co	5,057
878,214		Duke Energy Corp	25,793
55,546	e	Duquesne Light Holdings, Inc	913
271,740	*	Dynegy, Inc (Class A)	1,486
231,450		Edison International	9,027
464,751	e	El Paso Corp	6,971
37,424	*	El Paso Electric Co	754
21,443		Empire District Electric Co	441
51,695		Energen Corp	1,986
105,644	e	Energy East Corp	2,528
4,326		EnergySouth, Inc	135
147,811		Entergy Corp	10,458
474,964		Exelon Corp	26,992
234,359		FirstEnergy Corp	12,705
281,606	e	FPL Group, Inc	11,653
58,400	e	Great Plains Energy, Inc	1,627
59,766	e	Hawaiian Electric Industries, Inc	1,668
31,800	e	Idacorp, Inc	1,090
9,000		ITC Holdings Corp	239

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
124,443		KeySpan Corp	$5,027
74,758		Kinder Morgan, Inc	7,468
14,800		Laclede Group, Inc	509
4,287		Markwest Hydrocarbon, Inc	106
84,275		MDU Resources Group, Inc	3,085
17,794		Metal Management, Inc	545
14,002		MGE Energy, Inc	436
213,069	*	Mirant Corp	5,710
60,017		National Fuel Gas Co	2,109
20,377		New Jersey Resources Corp	953
31,841	e	Nicor, Inc	1,321
192,386	e	NiSource, Inc	4,202
110,953	e	Northeast Utilities	2,293
19,700		Northwest Natural Gas Co	729
24,616		NorthWestern Corp	846
97,458	*	NRG Energy, Inc	4,696
77,992		NSTAR	2,231
65,881		OGE Energy Corp	2,308
83,507		Oneok, Inc	2,843
4,962		Ormat Technologies, Inc	189
19,998		Otter Tail Corp	547
28,241		Peoples Energy Corp	1,014
135,856		Pepco Holdings, Inc	3,203
246,602		PG&E Corp	9,687
5,490	*	Pico Holdings, Inc	177
54,420		Piedmont Natural Gas Co, Inc	1,322
9,700	*	Pike Electric Corp	187
69,890		Pinnacle West Capital Corp	2,789
51,193	e*	Plug Power, Inc	239
49,642		PNM Resources, Inc	1,239
18,623		Portland General Electric Co	465
268,142		PPL Corp	8,661
179,245	e	Progress Energy, Inc	7,684
34,100	v*	Progress Energy, Inc	-	^
178,649		Public Service Enterprise Group, Inc	11,812
81,607		Puget Energy, Inc	1,753
60,286		Questar Corp	4,852
218,035	*	Reliant Energy, Inc	2,612
84,543		Republic Services, Inc	3,410
10,949		Resource America, Inc (Class A)	209
82,839		SCANA Corp	3,196
182,518		Sempra Energy	8,301
144,680	*	Sierra Pacific Resources	2,025
10,436		SJW Corp	266
20,851		South Jersey Industries, Inc	571
527,200		Southern Co	16,897
70,887		Southern Union Co	1,918
28,345		Southwest Gas Corp	888
16,033	e	Southwest Water Co	192
32,405	*	Stericycle, Inc	2,110
43,822		Synagro Technologies, Inc	172
147,575		TECO Energy, Inc	2,205
324,570		TXU Corp	19,406
75,102		UGI Corp	1,849
10,146		UIL Holdings Corp	571
27,250		Unisource Energy Corp	849
55,079		Vectren Corp	1,501
34,090	e*	Waste Connections, Inc	1,241
3,755		Waste Industries USA, Inc	85

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
19,254	*	Waste Services, Inc	$173
63,646		Westar Energy, Inc	1,340
44,155		Western Gas Resources, Inc	2,643
34,425		WGL Holdings, Inc	997
420,384	e	Williams Cos, Inc	9,820
85,326		Wisconsin Energy Corp	3,439
32,582	e	WPS Resources Corp	1,616
286,748		Xcel Energy, Inc	5,500
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	410,013

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 5.91%
22,958	*	Actel Corp	329
32,485		Acuity Brands, Inc	1,264
82,321	*	Adaptec, Inc	357
84,290	*	ADC Telecommunications, Inc	1,421
48,307		Adtran, Inc	1,084
25,828	*	Advanced Analogic Technologies, Inc	271
23,059	*	Advanced Energy Industries, Inc	305
343,904	*	Advanced Micro Devices, Inc	8,398
50,885	*	Aeroflex, Inc	594
120,128	*	Agere Systems, Inc	1,766
257,396	*	Altera Corp	4,517
121,330		American Power Conversion Corp	2,365
22,354	e*	American Superconductor Corp	197
49,807		Ametek, Inc	2,360
30,350	*	AMIS Holdings, Inc	304
73,099	*	Amkor Technology, Inc	692
63,552		Amphenol Corp (Class A)	3,556
34,135	*	Anadigics, Inc	229
257,160		Analog Devices, Inc	8,265
115,349	*	Andrew Corp	1,022
215,447	*	Applied Micro Circuits Corp	588
78,929	*	Arris Group, Inc	1,036
36,600	e*	Atheros Communications, Inc	694
305,367	*	Atmel Corp	1,695
25,930	*	ATMI, Inc	638
119,087	*	Avanex Corp	210
91,286	*	Avnet, Inc	1,828
34,410		AVX Corp	543
25,562		Baldor Electric Co	800
7,316		Bel Fuse, Inc (Class B)	240
46,750	*	Benchmark Electronics, Inc	1,128
39,879	*	Bookham, Inc	134
322,478	*	Broadcom Corp (Class A)	9,690
54,936	e*	Broadwing Corp	569
192,337	*	Brocade Communications Systems, Inc	1,181
15,961	*	CalAmp Corp	142
74,524	*	Capstone Turbine Corp	170
14,680	*	Carrier Access Corp	121
33,107	*	C-COR, Inc	256
19,182	e*	Ceradyne, Inc	949
27,817	*	Checkpoint Systems, Inc	618
19,747	*	China BAK Battery, Inc	168
413,063	e*	Ciena Corp	1,987
4,339,871	*	Cisco Systems, Inc	84,758
9,288	*	Color Kinetics, Inc	176
15,327	e*	Comtech Telecommunications Corp	449
141,341	*	Comverse Technology, Inc	2,794
352,109	*	Conexant Systems, Inc	880

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
5,037	*	CPI International, Inc	$73
54,881	e*	Cree, Inc	1,304
23,637		CTS Corp	352
14,434	e	Cubic Corp	283
99,731	e*	Cypress Semiconductor Corp	1,450
14,124	*	Diodes, Inc	585
6,977	*	Directed Electronics, Inc	92
31,325	*	Ditech Networks, Inc	273
24,777	*	Dolby Laboratories, Inc (Class A)	577
21,955	*	DSP Group, Inc	546
10,894	*	DTS, Inc	212
23,062	*	Electro Scientific Industries, Inc	415
25,991	e*	Emcore Corp	250
291,729		Emerson Electric Co	24,450
10,542	*	EMS Technologies, Inc	189
43,912	e*	Energizer Holdings, Inc	2,572
27,809	*	Energy Conversion Devices, Inc	1,013
31,307	*	EnerSys	654
47,369	e*	Evergreen Solar, Inc	615
25,111	*	Exar Corp	333
85,596	e*	Fairchild Semiconductor International, Inc	1,555
166,394	e*	Finisar Corp	544
16,105		Franklin Electric Co, Inc	832
288,068	*	Freescale Semiconductor, Inc (Class B)	8,469
37,000	e*	FuelCell Energy, Inc	354
168,527	*	Gemstar-TV Guide International, Inc	593
17,954	*	Genlyte Group, Inc	1,300
69,879	*	GrafTech International Ltd	405
16,954	*	Greatbatch, Inc	400
47,595		Harman International Industries, Inc	4,063
54,755	*	Harmonic, Inc	245
95,854		Harris Corp	3,979
66,363	e*	Hexcel Corp	1,043
9,138	*	Hittite Microwave Corp	330
588,353		Honeywell International, Inc	23,711
16,902	*	Hutchinson Technology, Inc	366
8,150	*	ID Systems, Inc	144
14,709	*	Ikanos Communications, Inc	223
24,375		Imation Corp	1,001
142,327	*	Integrated Device Technology, Inc	2,018
4,133,752		Intel Corp	78,335
38,828	*	Interdigital Communications Corp	1,355
31,824	e*	International DisplayWorks, Inc	165
50,270	*	International Rectifier Corp	1,965
100,792		Intersil Corp (Class A)	2,343
13,338		Inter-Tel, Inc	281
28,293	*	InterVoice, Inc	201
7,978	e*	iRobot Corp	198
16,725	*	IXYS Corp	161
1,168,934	e*	JDS Uniphase Corp	2,957
66,338	*	Kemet Corp	612
84,515		L-3 Communications Holdings, Inc	6,374
9,858	*	Lamson & Sessions Co	280
81,127	*	Lattice Semiconductor Corp	501
29,989		Lincoln Electric Holdings, Inc	1,879
217,933	e	Linear Technology Corp	7,299
17,104	*	Littelfuse, Inc	588
8,072	*	Loral Space & Communications, Inc	229
12,960		LSI Industries, Inc	220

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
273,821	*	LSI Logic Corp	$2,451
3,163,448	e*	Lucent Technologies, Inc	7,656
37,299	*	Mattson Technology, Inc	364
227,883		Maxim Integrated Products, Inc	7,317
10,311	*	Maxwell Technologies, Inc	202
116,831	e*	McData Corp (Class A)	477
14,709	e*	Medis Technologies Ltd	298
98,675	*	MEMC Electronic Materials, Inc	3,700
13,858	*	Mercury Computer Systems, Inc	213
23,004		Methode Electronics, Inc	242
9,176	*	Metrologic Instruments, Inc	138
52,075	*	Micrel, Inc	521
152,345		Microchip Technology, Inc	5,111
512,374	e*	Micron Technology, Inc	7,716
50,054	e*	Microsemi Corp	1,220
45,471	*	Microtune, Inc	285
78,136	*	Mindspeed Technologies, Inc	188
33,720	*	MIPS Technologies, Inc	205
21,021	*	Mobility Electronics, Inc	153
98,307		Molex, Inc	3,300
15,444	*	Monolithic Power Systems, Inc	183
25,239	*	Moog, Inc	864
16,612	*	MoSys, Inc	130
1,755,381		Motorola, Inc	35,371
89,555	e*	MRV Communications, Inc	279
6,600	e*	Multi-Fineline Electronix, Inc	219
3,138		National Presto Industries, Inc	164
239,772		National Semiconductor Corp	5,719
12,200	v*	NCP Litigation Trust	-	^
11,165	e*	Netlogic Microsystems, Inc	360
265,461	*	Network Appliance, Inc	9,371
90,589	*	Novellus Systems, Inc	2,238
248,585	*	Nvidia Corp	5,292
38,261	e*	Omnivision Technologies, Inc	808
107,891	*	ON Semiconductor Corp	634
68,043	e*	Openwave Systems, Inc	785
9,902	*	Oplink Communications Inc	181
11,903	*	Optical Communication Products, Inc	24
8,504	*	OSI Systems, Inc	151
13,852		Park Electrochemical Corp	357
13,058	*	Parkervision, Inc	119
14,362	*	Pericom Semiconductor Corp	119
29,346	*	Photronics, Inc	434
33,939		Plantronics, Inc	754
32,750	*	Plexus Corp	1,120
15,100	*	PLX Technology, Inc	185
149,597	*	PMC - Sierra, Inc	1,406
63,037	*	Polycom, Inc	1,382
18,026	e*	Portalplayer, Inc	177
3,961	*	Powell Industries, Inc	95
20,292	*	Power Integrations, Inc	355
51,516	*	Power-One, Inc	340
80,035	*	Powerwave Technologies, Inc	730
114,551	*	QLogic Corp	1,975
1,189,718		Qualcomm, Inc	47,672
42,142	e*	Quantum Fuel Systems Technologies Worldwide, Inc	143
95,116	e	RadioShack Corp	1,332
12,522	*	Radyne Corp	142
62,606	*	Rambus, Inc	1,428

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
11,399		Raven Industries, Inc	$359
21,863		Regal-Beloit Corp	965
136,611	*	RF Micro Devices, Inc	816
121,502		Rockwell Collins, Inc	6,788
12,342	*	Rogers Corp	695
385,770	*	Sanmina-SCI Corp	1,775
52,119	e*	Semtech Corp	753
56,384	*	Silicon Image, Inc	608
35,139	*	Silicon Laboratories, Inc	1,235
72,899	*	Silicon Storage Technology, Inc	296
17,679	*	Sirenza Microdevices, Inc	215
997,235	e*	Sirius Satellite Radio, Inc	4,737
114,187	*	Skyworks Solutions, Inc	629
29,816	e*	Spansion, Inc	475
28,315	e*	Spectrum Brands, Inc	366
7,603	*	Staktek Holdings, Inc	37
14,503	*	Standard Microsystems Corp	317
67,907	*	Stratex Networks, Inc	230
7,800	e*	Sunpower Corp	219
8,595	e*	Supertex, Inc	343
129,793	*	Sycamore Networks, Inc	527
35,188	*	Symmetricom, Inc	249
17,207	e*	Synaptics, Inc	368
30,703		Technitrol, Inc	711
38,663	*	Tekelec	477
26,817		Teleflex, Inc	1,449
318,617	*	Tellabs, Inc	4,241
32,712	*	Tessera Technologies, Inc	900
1,107,035		Texas Instruments, Inc	33,532
43,626	*	Thomas & Betts Corp	2,238
141,203	*	Transmeta Corp	229
71,856	e*	Transwitch Corp	152
41,394	*	Trident Microsystems, Inc	786
105,731	*	Triquint Semiconductor, Inc	472
32,309	*	TTM Technologies, Inc	467
6,706	*	Ulticom, Inc	70
16,474	e*	Universal Display Corp	219
8,900	*	Universal Electronics, Inc	158
81,181	e*	Utstarcom, Inc	632
40,586	e*	Varian Semiconductor Equipment Associates, Inc	1,323
15,575	e*	Viasat, Inc	400
12,845		Vicor Corp	213
9,190	*	Virage Logic Corp	86
120,423	*	Vishay Intertechnology, Inc	1,894
13,179	e*	Volterra Semiconductor Corp	201
50,062		Whirlpool Corp	4,138
244,357		Xilinx, Inc	5,535
61,727	e*	Zhone Technologies, Inc	126
9,976	e*	Zoltek Cos, Inc	298
35,864	*	Zoran Corp	873
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	597,111

ENGINEERING AND MANAGEMENT SERVICES - 0.82%
13,465	*	Advisory Board Co	648
75,904	e*	Amylin Pharmaceuticals, Inc	3,747
54,636	*	Applera Corp (Celera Genomics Group)	708
40,510	*	Ariad Pharmaceuticals, Inc	183
7,981		CDI Corp	231
246,734	e*	Celgene Corp	11,703

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
8,356	*	Cornell Cos, Inc	$128
29,566		Corporate Executive Board Co	2,963
8,400	*	CRA International, Inc	379
33,088	e*	CV Therapeutics, Inc	462
47,351	e*	deCODE genetics, Inc	293
20,365	*	DiamondCluster International, Inc	161
64,377	e*	Digitas, Inc	748
21,511	*	Diversa Corp	208
35,921	e*	eResearch Technology, Inc	327
11,717	*	Essex Corp	216
65,374	*	Exelixis, Inc	657
11,236	*	Exponent, Inc	190
15,341	*	First Consulting Group, Inc	136
61,832	e	Fluor Corp	5,746
36,978	e*	Gen-Probe, Inc	1,996
31,752	*	Harris Interactive, Inc	181
32,958	*	Hewitt Associates, Inc	741
12,264	*	Huron Consulting Group, Inc	430
47,580	*	ICOS Corp	1,046
60,816	*	Incyte Corp	280
18,937	*	Infrasource Services, Inc	345
46,982	*	Isis Pharmaceuticals, Inc	284
41,580	*	Jacobs Engineering Group, Inc	3,311
8,794	*	Kendle International, Inc	323
18,029	*	Keryx Biopharmaceuticals, Inc	256
6,175		Landauer, Inc	296
17,070	*	LECG Corp	315
41,063	*	Lexicon Genetics, Inc	180
23,119	*	Lifecell Corp	715
22,750	*	Luminex Corp	396
15,124		MAXIMUS, Inc	350
16,427	*	Maxygen, Inc	123
82,896	*	Monogram Biosciences, Inc	164
173,645		Moody's Corp	9,457
7,000	e*	MTC Technologies, Inc	165
28,265	*	Myriad Genetics, Inc	714
32,376	*	Navigant Consulting, Inc	733
19,062	*	Omnicell, Inc	263
238,852		Paychex, Inc	9,310
24,043	*	Per-Se Technologies, Inc	605
69,863		Pharmaceutical Product Development, Inc	2,454
112,464		Quest Diagnostics, Inc	6,739
32,524	e*	Regeneron Pharmaceuticals, Inc	417
97,295	*	Rentech, Inc	452
32,857	*	Resources Connection, Inc	822
17,806	*	Rigel Pharmaceuticals, Inc	173
19,255	*	Sangamo Biosciences, Inc	114
41,760	*	Savient Pharmaceuticals, Inc	219
21,388	*	Senomyx, Inc	309
14,301	e*	SFBC International, Inc	217
56,724	*	Shaw Group, Inc	1,577
11,041	*	Sourcecorp	274
24,068	*	Symyx Technologies, Inc	581
7,624	*	Tejon Ranch Co	314
35,223	e*	Telik, Inc	581
38,899	*	Tetra Tech, Inc	690
10,112	*	Trimeris, Inc	116
36,325	*	URS Corp	1,526
20,925		Washington Group International, Inc	1,116

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
29,646		Watson Wyatt & Co Holdings	$1,042
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	82,546

ENVIRONMENTAL QUALITY AND HOUSING - 0.00% **
26,488	*	Home Solutions of America, Inc	163
		TOTAL ENVIRONMENTAL QUALITY AND HOUSING	163

FABRICATED METAL PRODUCTS - 0.41%
25,734	*	Alliant Techsystems, Inc	1,965
6,162		Ameron International Corp	413
25,208		Aptargroup, Inc	1,251
74,682		Ball Corp	2,766
11,232		CIRCOR International, Inc	342
86,652		Commercial Metals Co	2,227
13,231	*	Commercial Vehicle Group, Inc	274
2,198		Compx International, Inc	39
37,768		Crane Co	1,571
120,265	*	Crown Holdings, Inc	1,873
8,340		Dynamic Materials Corp	281
20,133	*	Griffon Corp	525
9,089		Gulf Island Fabrication, Inc	182
354,861		Illinois Tool Works, Inc	16,856
10,094		Insteel Industries, Inc	244
53,208	*	Jacuzzi Brands, Inc	468
9,968	*	Ladish Co, Inc	374
8,117		Lifetime Brands, Inc	176
25,129	e*	Mobile Mini, Inc	735
17,532	*	Mueller Water Products, Inc	305
15,669	*	NCI Building Systems, Inc	833
71,324		Pentair, Inc	2,439
3,628	*	Shiloh Industries, Inc	55
16,406		Silgan Holdings, Inc	607
26,264		Simpson Manufacturing Co, Inc	947
20,492	*	Smith & Wesson Holding Corp	168
41,402		Snap-On, Inc	1,674
44,785	e*	Taser International, Inc	354
13,461		Valmont Industries, Inc	626
17,244	e	Watts Water Technologies, Inc (Class A)	579
		TOTAL FABRICATED METAL PRODUCTS	41,149

FOOD AND KINDRED PRODUCTS - 2.94%
5,017	*	Altus Pharmaceuticals, Inc	93
551,503		Anheuser-Busch Cos, Inc	25,143
465,024		Archer Daniels Midland Co	19,196
6,482	*	Boston Beer Co, Inc (Class A)	190
17,919	*	Burger King Holdings, Inc	282
168,980		Campbell Soup Co	6,271
2,568		Coca-Cola Bottling Co Consolidated	130
1,448,134		Coca-Cola Co	62,299
216,848	e	Coca-Cola Enterprises, Inc	4,417
368,963		ConAgra Foods, Inc	8,158
139,583	*	Constellation Brands, Inc (Class A)	3,490
52,660		Corn Products International, Inc	1,611
43,973	*	Darling International, Inc	199
142,985		Del Monte Foods Co	1,606
11,033		Diamond Foods, Inc	177
5,320		Farmer Bros Co	115
36,792		Flowers Foods, Inc	1,054
245,661		General Mills, Inc	12,691

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
35,476	e*	Gold Kist, Inc	$474
238,160		H.J. Heinz Co	9,817
10,655	e*	Hansen Natural Corp	2,028
125,445		Hershey Co	6,908
53,755		Hormel Foods Corp	1,996
8,158		Imperial Sugar Co	194
9,626		J&J Snack Foods Corp	318
41,124		J.M. Smucker Co	1,838
15,444	*	Jones Soda Co	139
178,764		Kellogg Co	8,658
149,858		Kraft Foods, Inc (Class A)	4,631
19,910		Lancaster Colony Corp	786
20,449		Lance, Inc	471
6,664	*	M&F Worldwide Corp	107
97,428		McCormick & Co, Inc	3,269
6,584		MGP Ingredients, Inc	153
32,903		Molson Coors Brewing Co (Class B)	2,233
4,670		National Beverage Corp	67
9,395	*	Peet's Coffee & Tea, Inc	284
99,240		Pepsi Bottling Group, Inc	3,191
46,280		PepsiAmericas, Inc	1,023
1,174,283		PepsiCo, Inc	70,504
9,865		Premium Standard Farms, Inc	160
20,114	*	Ralcorp Holdings, Inc	855
11,750		Reddy Ice Holdings, Inc	239
60,975	e	Reynolds American, Inc	7,030
12,303	e	Sanderson Farms, Inc	344
540,459		Sara Lee Corp	8,658
69,511	e*	Smithfield Foods, Inc	2,004
25,397		Tootsie Roll Industries, Inc	740
24,314		Topps Co, Inc	200
20,712	*	TreeHouse Foods, Inc	495
158,121		Tyson Foods, Inc (Class A)	2,350
166,834	e	Wrigley (Wm.) Jr Co	7,568
		TOTAL FOOD AND KINDRED PRODUCTS	296,854

FOOD STORES - 0.26%
837		Arden Group, Inc (Class A)	95
12,523		Great Atlantic & Pacific Tea Co, Inc	285
6,684		Ingles Markets, Inc (Class A)	114
513,621		Kroger Co	11,228
21,379	*	Panera Bread Co (Class A)	1,437
15,939	*	Pantry, Inc	917
36,728	*	Pathmark Stores, Inc	346
26,048		Ruddick Corp	638
143,682		Supervalu, Inc	4,411
1,163		Village Super Market	76
6,734		Weis Markets, Inc	277
99,595		Whole Foods Market, Inc	6,438
19,665	*	Wild Oats Markets, Inc	385
		TOTAL FOOD STORES	26,647

FORESTRY - 0.13%
53,928		Rayonier, Inc	2,045
173,496		Weyerhaeuser Co	10,800
		TOTAL FORESTRY	12,845

FURNITURE AND FIXTURES - 0.34%
55,230	*	BE Aerospace, Inc	1,262

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
23,968		Ethan Allen Interiors, Inc	$876
32,047	e	Furniture Brands International, Inc	668
49,639		Herman Miller, Inc	1,279
43,634		Hillenbrand Industries, Inc	2,116
37,699	e	HNI Corp	1,710
7,413		Hooker Furniture Corp	124
33,100	*	Interface, Inc (Class A)	379
136,972		Johnson Controls, Inc	11,262
18,600		Kimball International, Inc (Class B)	367
36,828	e	La-Z-Boy, Inc	515
129,694	e	Leggett & Platt, Inc	3,240
282,309		Masco Corp	8,368
14,380		Sealy Corp	191
39,114	e*	Select Comfort Corp	898
8,845		Stanley Furniture Co, Inc	212
35,213	e*	Tempur-Pedic International, Inc	476
21,020	*	Williams Scotsman International, Inc	459
		TOTAL FURNITURE AND FIXTURES	34,402

FURNITURE AND HOMEFURNISHINGS STORES - 0.36%
200,462	*	Bed Bath & Beyond, Inc	6,649
284,813		Best Buy Co, Inc	15,619
126,367		Circuit City Stores, Inc	3,440
18,188	*	Cost Plus, Inc	267
46,205	e*	GameStop Corp	1,941
19,589	*	Guitar Center, Inc	871
16,062		Haverty Furniture Cos, Inc	252
23,773		Knoll, Inc	436
37,412	*	Mohawk Industries, Inc	2,632
64,355	e	Pier 1 Imports, Inc	449
32,572	e*	Restoration Hardware, Inc	234
51,283		Steelcase, Inc (Class A)	844
21,617	e	Tuesday Morning Corp	284
68,390		Williams-Sonoma, Inc	2,329
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	36,247

GENERAL BUILDING CONTRACTORS - 0.36%
1,271		Amrep Corp	69
3,890	e*	Avatar Holdings, Inc	222
28,744		Beazer Homes USA, Inc	1,318
9,928	e	Brookfield Homes Corp	327
4,552	*	Cavco Industries, Inc	202
86,220		Centex Corp	4,337
219,211		DR Horton, Inc	5,222
35,317	*	Hovnanian Enterprises, Inc (Class A)	1,062
57,634		KB Home	2,642
94,690		Lennar Corp (Class A)	4,201
13,102		Levitt Corp (Class A)	210
9,603		M/I Homes, Inc	337
14,500	v*	Mascotech (Escrow)	-	^
15,428		McGrath RentCorp	429
24,302		MDC Holdings, Inc	1,262
16,766	*	Meritage Homes Corp	792
3,299	e*	NVR, Inc	1,621
11,355	e*	Palm Harbor Homes, Inc	200
15,587	*	Perini Corp	351
151,231	e	Pulte Homes, Inc	4,354
32,537		Ryland Group, Inc	1,418
48,228		Standard-Pacific Corp	1,239

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
4,378	*	Team, Inc	$110
11,826		Technical Olympic USA, Inc	170
91,725	*	Toll Brothers, Inc	2,345
30,509		Walter Industries, Inc	1,759
23,672	e*	WCI Communities, Inc	477
		TOTAL GENERAL BUILDING CONTRACTORS	36,676

GENERAL MERCHANDISE STORES - 1.79%
31,592	*	99 Cents Only Stores	331
78,552	*	Big Lots, Inc	1,342
47,906	*	BJ's Wholesale Club, Inc	1,358
3,353		Bon-Ton Stores, Inc	73
21,144	e*	Cabela's, Inc	407
35,721		Casey's General Stores, Inc	893
4,489	e*	Conn's, Inc	119
334,928		Costco Wholesale Corp	19,134
45,125		Dillard's, Inc (Class A)	1,437
224,362		Dollar General Corp	3,137
110,537		Family Dollar Stores, Inc	2,700
387,672		Federated Department Stores, Inc	14,189
29,664		Fred's, Inc	396
165,570	e	JC Penney Co, Inc	11,178
17,729	e*	Retail Ventures, Inc	316
92,033		Saks, Inc	1,488
17,973		Stein Mart, Inc	266
617,233		Target Corp	30,164
325,525		TJX Cos, Inc	7,442
1,748,986		Wal-Mart Stores, Inc	84,249
		TOTAL GENERAL MERCHANDISE STORES	180,619

HEALTH SERVICES - 1.60%
10,862	*	Alliance Imaging, Inc	70
10,737	*	Amedisys, Inc	407
24,550	*	American Retirement Corp	805
149,462		AmerisourceBergen Corp	6,265
22,231	*	Amsurg Corp	506
31,771	e*	Apria Healthcare Group, Inc	600
7,094	*	Bio-Reference Labs, Inc	154
7,794	e	Brookdale Senior Living, Inc	349
314,294		Caremark Rx, Inc	15,674
85,132		Cigna Corp	8,386
69,924	*	Community Health Systems, Inc	2,570
4,011	*	Corvel Corp	100
34,480	*	Covance, Inc	2,111
114,014	*	Coventry Health Care, Inc	6,264
22,090	*	Cross Country Healthcare, Inc	402
72,875	e*	DaVita, Inc	3,622
42,598	e*	Edwards Lifesciences Corp	1,935
3,311	*	Emeritus Corp	62
18,855	*	Enzo Biochem, Inc	284
87,441	*	Express Scripts, Inc	6,273
22,485	*	Five Star Quality Care, Inc	249
14,431	*	Genesis HealthCare Corp	684
8,923	*	Genomic Health, Inc	105
18,949	*	Gentiva Health Services, Inc	304
275,140		HCA, Inc	11,872
171,006		Health Management Associates, Inc (Class A)	3,371
24,588	e*	Healthways, Inc	1,294
10,654	*	Horizon Health Corp	222

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
18,980	*	Hythiam, Inc	$132
25,060	*	Kindred Healthcare, Inc	652
88,834	*	Laboratory Corp of America Holdings	5,528
14,843		LCA-Vision, Inc	785
8,098	*	LHC Group, Inc	161
39,831	*	LifePoint Hospitals, Inc	1,280
67,438	e*	Lincare Holdings, Inc	2,552
24,894	*	Magellan Health Services, Inc	1,128
56,881		Manor Care, Inc	2,669
13,215	e*	Matria Healthcare, Inc	283
216,048		McKesson Corp	10,215
3,907	*	Medcath Corp	74
214,836	*	Medco Health Solutions, Inc	12,306
4,992		National Healthcare Corp	222
64,157	e*	Nektar Therapeutics	1,177
4,537	*	Nighthawk Radiology Holdings, Inc	81
25,907	*	Odyssey HealthCare, Inc	455
19,390		Option Care, Inc	232
34,928	*	Pediatrix Medical Group, Inc	1,582
37,571	*	Psychiatric Solutions, Inc	1,077
7,616	*	Radiation Therapy Services, Inc	205
12,730	*	RehabCare Group, Inc	221
39,070	*	Sierra Health Services, Inc	1,759
16,786	*	Stereotaxis, Inc	181
16,347	*	Sun Healthcare Group, Inc	142
31,082	*	Sunrise Senior Living, Inc	859
11,929	*	Symbion, Inc	248
339,486	*	Tenet Healthcare Corp	2,370
62,435	*	Triad Hospitals, Inc	2,471
32,574	e*	United Surgical Partners International, Inc	980
32,474		Universal Health Services, Inc (Class B)	1,632
7,404	*	VistaCare, Inc (Class A)	90
452,976	*	WellPoint, Inc	32,963
		TOTAL HEALTH SERVICES	161,652

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.01%
23,788		Granite Construction, Inc	1,077
14,573	*	Matrix Service Co	167
6,353	*	Sterling Construction Co, Inc	175
		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	1,419

HOLDING AND OTHER INVESTMENT OFFICES - 2.71%
29,400		Aames Investment Corp	147
23,371		Acadia Realty Trust	553
22,240	e*	Affiliated Managers Group, Inc	1,932
24,372	*	Affordable Residential Communities	262
5,860		Agree Realty Corp	199
1,423	*	Alexander's, Inc	387
16,550		Alexandria Real Estate Equities, Inc	1,468
96,767	e	Allied Capital Corp	2,784
61,696		AMB Property Corp	3,119
11,828		American Campus Communities, Inc	294
91,931		American Financial Realty Trust	890
30,707		American Home Mortgage Investment Corp	1,132
113,531		Annaly Mortgage Management, Inc	1,454
40,991		Anthracite Capital, Inc	498
38,245		Anworth Mortgage Asset Corp	317
68,857		Apartment Investment & Management Co (Class A)	2,992
57,479		Apollo Investment Corp	1,062

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
8,687		Arbor Realty Trust, Inc	$218
151,962		Archstone-Smith Trust	7,730
34,624	e	Ashford Hospitality Trust, Inc	437
52,862	e	AvalonBay Communities, Inc	5,848
39,509		BioMed Realty Trust, Inc	1,183
79,564		Boston Properties, Inc	7,193
63,417		Brandywine Realty Trust	2,040
36,774		BRE Properties, Inc (Class A)	2,023
39,065		Camden Property Trust	2,873
23,807		Capital Lease Funding, Inc	272
1,773		Capital Southwest Corp	185
8,296		Capital Trust, Inc	296
41,480		CarrAmerica Realty Corp	1,848
43,695		CBL & Associates Properties, Inc	1,701
21,293		Cedar Shopping Centers, Inc	313
7,117	e	CentraCore Properties Trust	176
5,581		Cherokee, Inc	231
32,461	e	Colonial Properties Trust	1,604
9,262		Compass Diversified Trust	132
23,432		Corporate Office Properties Trust	986
28,724		Cousins Properties, Inc	888
57,581	e	Crescent Real Estate Equities Co	1,069
36,580		Deerfield Triarc Capital Corp	475
77,042		Developers Diversified Realty Corp	4,020
45,663		DiamondRock Hospitality Co	676
13,254		Digital Realty Trust, Inc	327
95,841		Duke Realty Corp	3,369
15,783		EastGroup Properties, Inc	737
18,827		Education Realty Trust, Inc	313
2,066	*	Enstar Group, Inc	190
18,156	e	Entertainment Properties Trust	782
42,886		Equity Inns, Inc	710
15,082		Equity Lifestyle Properties, Inc	661
260,097		Equity Office Properties Trust	9,496
26,061		Equity One, Inc	545
207,035		Equity Residential	9,261
16,786	e	Essex Property Trust, Inc	1,874
32,947		Extra Space Storage, Inc	535
37,204		Federal Realty Investment Trust	2,604
43,274		FelCor Lodging Trust, Inc	941
37,304		Fieldstone Investment Corp	342
32,241	e	First Industrial Realty Trust, Inc	1,223
14,075		First Potomac Realty Trust	419
35,150		Franklin Street Properties Corp	692
106,628	e	Friedman Billings Ramsey Group, Inc	1,170
122,206		General Growth Properties, Inc	5,507
11,498		Getty Realty Corp	327
7,828	e	Gladstone Capital Corp	167
9,325		Gladstone Investment Corp	140
22,843		Glenborough Realty Trust, Inc	492
26,916	e	Glimcher Realty Trust	668
12,117		Global Signal, Inc	561
27,800		GMH Communities Trust	366
12,400		Gramercy Capital Corp	321
17,945	e	Harris & Harris Group, Inc	198
97,008	e	Health Care Property Investors, Inc	2,594
44,862		Health Care REIT, Inc	1,568
34,028		Healthcare Realty Trust, Inc	1,084
20,001	e	Heritage Property Investment Trust	698

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
19,444		Hersha Hospitality Trust	$181
41,626		Highland Hospitality Corp	586
38,542		Highwoods Properties, Inc	1,394
25,947		Home Properties, Inc	1,440
45,217	e	HomeBanc Corp	359
51,190	e	Hospitality Properties Trust	2,248
367,731		Host Marriott Corp	8,042
147,442		HRPT Properties Trust	1,704
3		Hugoton Royalty Trust	-	^
56,391	e	IMPAC Mortgage Holdings, Inc	630
48,741		Inland Real Estate Corp	725
29,188		Innkeepers U.S.A. Trust	504
32,947	e	Investors Real Estate Trust	298
56,603	e	iShares Russell 2000 Index Fund	4,070
9,953		iShares Russell Midcap Index Fund	913
81,467		iStar Financial, Inc	3,075
18,553		JER Investors Trust, Inc	288
22,726		Kilroy Realty Corp	1,642
151,312		Kimco Realty Corp	5,521
20,224		Kite Realty Group Trust	315
51,683		KKR Financial Corp	1,076
29,268		LaSalle Hotel Properties	1,355
36,183	e	Lexington Corporate Properties Trust	782
61,781	e	Liberty Property Trust	2,731
17,555		LTC Properties, Inc	392
31,753		Luminent Mortgage Capital, Inc	294
50,125		Macerich Co	3,519
44,732		Mack-Cali Realty Corp	2,054
26,913		Maguire Properties, Inc	947
28,111		Medical Properties Trust, Inc	310
61,319		MFA Mortgage Investments, Inc	422
16,824		Mid-America Apartment Communities, Inc	938
40,344		Mills Corp	1,079
21,344	e	MortgageIT Holdings, Inc	257
18,515		National Health Investors, Inc	498
42,272		National Retail Properties, Inc	843
54,389		Nationwide Health Properties, Inc	1,224
32,451		New Century Financial Corp	1,485
74,227		New Plan Excel Realty Trust	1,833
31,289		Newcastle Investment Corp	792
13,641		Newkirk Realty Trust, Inc	237
21,985		NorthStar Realty Finance Corp	264
21,755	e	Novastar Financial, Inc	688
184,224		NTL, Inc	4,587
38,341		Omega Healthcare Investors, Inc	507
29,688		Pan Pacific Retail Properties, Inc	2,060
11,623		Parkway Properties, Inc	529
25,930	e	Pennsylvania Real Estate Investment Trust	1,047
132,044		Plum Creek Timber Co, Inc	4,688
30,566		Post Properties, Inc	1,386
27,492	e	Potlatch Corp	1,038
171,882		Prologis	8,959
13,682		PS Business Parks, Inc	807
59,853	e	Public Storage, Inc	4,543
20,254		RAIT Investment Trust	591
11,548		Ramco-Gershenson Properties	311
59,883		Realty Income Corp	1,312
58,125		Reckson Associates Realty Corp	2,405
14,014		Redwood Trust, Inc	684

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
49,323		Regency Centers Corp	$3,065
17,800		Republic Property Trust	176
6,115	e*	Rockville Financial, Inc	90
8,737		Saul Centers, Inc	356
35,144		Saxon Capital, Inc	402
43,061		Senior Housing Properties Trust	771
33,644		Shurgard Storage Centers, Inc (Class A)	2,103
156,874		Simon Property Group, Inc	13,011
12,509		Sizeler Property Investors, Inc	201
30,209	e	SL Green Realty Corp	3,307
13,156		Sovran Self Storage, Inc	668
94,400	e	SPDR Trust Series 1	12,015
58,567		Spirit Finance Corp	660
13,165	*	Star Maritime Acquisition Corp	134
52,099		Strategic Hotel Capital, Inc	1,081
12,790		Sun Communities, Inc	416
40,487		Sunstone Hotel Investors, Inc	1,177
22,030		Tanger Factory Outlet Centers, Inc	713
11,598	e	Tarragon Corp	161
37,922		Taubman Centers, Inc	1,551
76,380		Thornburg Mortgage, Inc	2,129
69,787		Trizec Properties, Inc	1,999
47,792		Trustreet Properties, Inc	630
95,310		United Dominion Realty Trust, Inc	2,670
10,285		Universal Health Realty Income Trust	323
19,529		Urstadt Biddle Properties, Inc (Class A)	318
33,533		U-Store-It Trust	632
73,784		Ventas, Inc	2,500
85,821		Vornado Realty Trust	8,372
30,712		Washington Real Estate Investment Trust	1,127
56,881		Weingarten Realty Investors	2,177
14,415		Windrose Medical Properties Trust	210
18,615		Winston Hotels, Inc	228
16,365		Winthrop Realty Trust	97
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	273,668

HOTELS AND OTHER LODGING PLACES - 0.51%
18,496		Ameristar Casinos, Inc	360
25,115	*	Aztar Corp	1,305
15,345	*	Bluegreen Corp	176
31,169		Boyd Gaming Corp	1,258
23,196		Choice Hotels International, Inc	1,406
29,868	e*	Gaylord Entertainment Co	1,303
17,562	*	Great Wolf Resorts, Inc	211
272,047		Hilton Hotels Corp	7,694
9,907	*	Isle of Capri Casinos, Inc	254
98,662	*	Las Vegas Sands Corp	7,682
14,595	*	Lodgian, Inc	208
14,891		Marcus Corp	311
243,539		Marriott International, Inc (Class A)	9,284
85,616	*	MGM Mirage	3,493
8,692	*	Monarch Casino & Resort, Inc	244
10,400	*	Morgans Hotel Group Co	162
9,051	*	Outdoor Channel Holdings, Inc	93
10,185	*	Riviera Holdings Corp	206
154,167		Starwood Hotels & Resorts Worldwide, Inc	9,302
36,990		Station Casinos, Inc	2,518
19,819	*	Trump Entertainment Resorts, Inc	399
23,411	e*	Vail Resorts, Inc	869

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
34,512	e*	Wynn Resorts Ltd	$2,530
		TOTAL HOTELS AND OTHER LODGING PLACES	51,268

INDUSTRIAL MACHINERY AND EQUIPMENT - 5.32%
535,802		3M Co	43,277
5,902		Aaon, Inc	151
19,469		Actuant Corp	972
41,597	*	Advanced Digital Information Corp	490
62,956	e*	AGCO Corp	1,657
18,980		Albany International Corp (Class A)	805
9,869	*	Allis-Chalmers Energy, Inc	134
126,531		American Standard Cos, Inc	5,475
5,232		Ampco-Pittsburgh Corp	150
603,704	*	Apple Computer, Inc	34,484
1,113,860		Applied Materials, Inc	18,134
11,700	*	Astec Industries, Inc	399
14,997	e*	ASV, Inc	346
39,136	*	Asyst Technologies, Inc	295
73,014	*	Axcelis Technologies, Inc	431
4,302	*	Basin Water, Inc	43
53,992		Black & Decker Corp	4,560
11,587		Black Box Corp	444
27,159	*	Blount International, Inc	326
36,704		Briggs & Stratton Corp	1,142
52,087	*	Brooks Automation, Inc	615
22,637		Bucyrus International, Inc (Class A)	1,143
82,652	*	Cameron International Corp	3,948
21,843		Carlisle Cos, Inc	1,732
8,415		Cascade Corp	333
475,802		Caterpillar, Inc	35,438
41,687	e	CDW Corp	2,278
62,093	*	Cirrus Logic, Inc	505
12,813	*	Columbus McKinnon Corp	279
32,898	e	Cummins, Inc	4,022
32,788		Curtiss-Wright Corp	1,012
27,900	*	Cymer, Inc	1,296
166,697		Deere & Co	13,918
1,642,181	*	Dell, Inc	40,086
47,936		Diebold, Inc	1,947
53,537		Donaldson Co, Inc	1,813
144,796		Dover Corp	7,157
22,065	*	Dresser-Rand Group, Inc	518
7,879	e*	Dril-Quip, Inc	650
106,679		Eaton Corp	8,044
39,428	*	Electronics for Imaging, Inc	823
1,679,885	*	EMC Corp	18,428
59,005	*	Emulex Corp	960
10,817	*	ENGlobal Corp	84
15,889	*	EnPro Industries, Inc	534
97,823	*	Entegris, Inc	932
89,895	*	Extreme Networks, Inc	374
8,492	*	Fargo Electronics, Inc	216
8,475	*	Flanders Corp	85
24,888	*	Flow International Corp	350
40,195	*	Flowserve Corp	2,287
49,081	*	FMC Technologies, Inc	3,311
36,812	*	Gardner Denver, Inc	1,417
202,596	e*	Gateway, Inc	385
10,307	*	Gehl Co	263

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
17,220	*	Global Imaging Systems, Inc	$711
16,573	*	Goodman Global, Inc	252
6,143		Gorman-Rupp Co	163
48,455		Graco, Inc	2,228
93,094	*	Grant Prideco, Inc	4,166
1,991,450		Hewlett-Packard Co	63,089
13,976	*	Hydril	1,097
37,515		IDEX Corp	1,771
34,872	*	Intermec, Inc	800
1,101,679		International Business Machines Corp	84,631
240,970		International Game Technology	9,142
14,156	*	Intevac, Inc	307
127,540		Jabil Circuit, Inc	3,265
87,399		Joy Global, Inc	4,553
9,545	*	Kadant, Inc	220
21,080		Kaydon Corp	786
27,811		Kennametal, Inc	1,731
22,645	*	Komag, Inc	1,046
40,500	*	Kulicke & Soffa Industries, Inc	300
99,553	*	Lam Research Corp	4,641
7,262	*	LB Foster Co	176
40,888		Lennox International, Inc	1,083
74,824	*	Lexmark International, Inc	4,177
7,700		Lindsay Manufacturing Co	209
10,534		Lufkin Industries, Inc	626
43,929	e	Manitowoc Co, Inc	1,955
26,959	*	Micros Systems, Inc	1,178
4,740	*	Middleby Corp	410
24,902		Modine Manufacturing Co	582
3,910		Nacco Industries, Inc (Class A)	537
10,325	*	NATCO Group, Inc	415
22,120	*	Netgear, Inc	479
11,481		NN, Inc	142
20,847		Nordson Corp	1,025
35,190	*	Oil States International, Inc	1,206
89,903	e	Pall Corp	2,517
64,985	e*	Palm, Inc	1,046
84,890		Parker Hannifin Corp	6,588
29,246	*	Paxar Corp	602
17,519	*	ProQuest Co	215
134,455	*	Quantum Corp	352
19,643	*	Rackable Systems, Inc	776
14,719	*	RBC Bearings, Inc	334
6,900		Robbins & Myers, Inc	180
126,089		Rockwell Automation, Inc	9,080
85,950	*	Safeguard Scientifics, Inc	186
138,833	e*	SanDisk Corp	7,078
6,258		Sauer-Danfoss, Inc	159
19,852	*	Scansource, Inc	582
46,890	*	Scientific Games Corp (Class A)	1,670
86,617	v*	Seagate Technology, Inc	-	^
15,689	*	Semitool, Inc	142
15,705	*	Sigma Designs, Inc	148
152,118		Smith International, Inc	6,765
638,839	*	Solectron Corp	2,185
42,419	e	SPX Corp	2,373
8,469		Standex International Corp	257
57,713	e	Stanley Works	2,725
178,119		Symbol Technologies, Inc	1,922

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
10,545	*	Tecumseh Products Co (Class A)	$203
5,600		Tennant Co	282
35,215	*	Terex Corp	3,476
58,771		Timken Co	1,969
30,279		Toro Co	1,414
9,007	e*	TurboChef Technologies, Inc	100
18,851	*	Ultratech, Inc	297
93,375	e*	Varian Medical Systems, Inc	4,421
27,601	*	VeriFone Holdings, Inc	841
19,779		Watsco, Inc	1,183
154,835	*	Western Digital Corp	3,067
20,169		Woodward Governor Co	615
50,912	*	Zebra Technologies Corp (Class A)	1,739
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	537,486

INSTRUMENTS AND RELATED PRODUCTS - 4.08%
15,924	e*	Abaxis, Inc	356
16,958	*	Abiomed, Inc	220
7,326	*	ADE Corp	238
49,304	*	Advanced Medical Optics, Inc	2,500
46,944	*	Affymetrix, Inc	1,202
302,752	*	Agilent Technologies, Inc	9,555
42,246	e*	Align Technology, Inc	312
105,494		Allergan, Inc	11,315
47,352	*	American Medical Systems Holdings, Inc	788
6,336	e*	American Science & Engineering, Inc	367
11,392		Analogic Corp	531
14,600	*	Anaren, Inc	299
8,528	*	Angiodynamics, Inc	231
131,637		Applera Corp (Applied Biosystems Group)	4,258
7,835	*	Argon ST, Inc	209
15,128		Arrow International, Inc	497
18,626	e*	Arthrocare Corp	782
11,116	*	Aspect Medical Systems, Inc	194
9,964		Badger Meter, Inc	269
73,583		Bard (C.R.), Inc	5,391
38,459		Bausch & Lomb, Inc	1,886
465,377		Baxter International, Inc	17,107
44,454		Beckman Coulter, Inc	2,469
176,336		Becton Dickinson & Co	10,779
176,722		Biomet, Inc	5,530
12,755	e*	Bio-Rad Laboratories, Inc (Class A)	828
11,552	*	Biosite, Inc	527
877,356	*	Boston Scientific Corp	14,775
26,702	*	Bruker BioSciences Corp	143
18,291	*	Candela Corp	290
39,114	*	Cepheid, Inc	380
19,483	*	Cerus Corp	139
9,829		CNS, Inc	241
21,088	*	Coherent, Inc	711
15,857		Cohu, Inc	278
22,053	*	Conmed Corp	456
31,206		Cooper Cos, Inc	1,382
70,483	*	Credence Systems Corp	247
14,634	e*	Cyberonics, Inc	312
168,672		Danaher Corp	10,849
9,120		Datascope Corp	281
57,390	e	Dentsply International, Inc	3,478
25,632	*	Depomed, Inc	150

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
12,113	*	DexCom, Inc	$164
15,633	*	Dionex Corp	855
17,084	*	DJ Orthopedics, Inc	629
28,960		DRS Technologies, Inc	1,412
1,263	*	DXP Enterprises, Inc	39
5,088	*	Eagle Test Systems, Inc	71
204,510		Eastman Kodak Co	4,863
13,856		EDO Corp	337
42,890	*	Encore Medical Corp	206
19,238	*	ESCO Technologies, Inc	1,028
18,700	*	Esterline Technologies Corp	778
11,693	e*	ev3, Inc	173
7,765	*	Excel Technology, Inc	232
16,016	*	FEI Co	363
86,868	e*	Fisher Scientific International, Inc	6,346
49,225	*	Flir Systems, Inc	1,086
32,473	*	Formfactor, Inc	1,449
33,331	*	Fossil, Inc	600
13,416	e*	Foxhollow Technologies, Inc	367
19,314	*	Haemonetics Corp	898
23,435	*	HealthTronics, Inc	179
7,204	*	Herley Industries, Inc	81
32,231	e*	Hologic, Inc	1,591
9,395	*	ICU Medical, Inc	397
13,461	*	I-Flow Corp	146
16,744	*	II-VI, Inc	307
29,719	*	Illumina, Inc	882
52,711	e*	Input/Output, Inc	498
14,613	*	Integra LifeSciences Holdings Corp	567
29,970	e*	Intermagnetics General Corp	809
14,938	e*	Intralase Corp	250
26,199	*	Intuitive Surgical, Inc	3,091
22,994	e	Invacare Corp	572
17,103	e*	Ionatron, Inc	109
11,074	*	IRIS International, Inc	146
18,441	e*	Itron, Inc	1,093
30,992	*	Ixia	279
2,104,074		Johnson & Johnson	126,076
8,260	*	Kensey Nash Corp	244
141,203		Kla-Tencor Corp	5,870
45,800	*	Kopin Corp	165
31,309	*	Kyphon, Inc	1,201
14,197	e*	Laserscope	438
49,063	*	LTX Corp	344
9,778	*	Measurement Specialties, Inc	218
6,418	*	Medical Action Industries, Inc	142
860,928		Medtronic, Inc	40,395
27,576		Mentor Corp	1,200
18,330	*	Merit Medical Systems, Inc	252
30,130	*	Mettler-Toledo International, Inc	1,825
38,180	*	Millipore Corp	2,405
22,060		Mine Safety Appliances Co	887
26,024	e*	MKS Instruments, Inc	524
11,845	*	Molecular Devices Corp	362
12,667		Movado Group, Inc	291
13,932		MTS Systems Corp	551
39,105		National Instruments Corp	1,072
13,063	*	Natus Medical, Inc	129
8,825	*	Neurometrix, Inc	269

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
27,910	e*	Newport Corp	$450
4,391	*	Nextest Systems Corp	71
7,829	*	Northstar Neuroscience, Inc	81
23,547	*	NuVasive, Inc	429
8,757	*	NxStage Medical, Inc	77
16,400	e	Oakley, Inc	276
2,713	*	OYO Geospace Corp	155
12,302	*	Palomar Medical Technologies, Inc	561
90,162		PerkinElmer, Inc	1,884
13,914	*	Photon Dynamics, Inc	174
157,850		Pitney Bowes, Inc	6,519
17,140		PolyMedica Corp	616
28,107	*	RAE Systems, Inc	112
54,088	e*	Resmed, Inc	2,540
51,817	*	Respironics, Inc	1,773
10,882	*	Rofin-Sinar Technologies, Inc	625
61,736		Roper Industries, Inc	2,886
15,579	*	Rudolph Technologies, Inc	226
36,644	*	Sirf Technology Holdings, Inc	1,181
11,900		Sirona Dental Systems, Inc	471
16,954	*	Sonic Solutions, Inc	280
11,650	e*	SonoSite, Inc	455
21,581	*	Spectranetics Corp	231
256,494	*	St. Jude Medical, Inc	8,316
49,670		STERIS Corp	1,136
212,675		Stryker Corp	8,956
24,549	*	Symmetry Medical, Inc	378
27,552	e*	Techne Corp	1,403
60,491		Tektronix, Inc	1,780
25,935	*	Teledyne Technologies, Inc	850
142,153	*	Teradyne, Inc	1,980
116,377	*	Thermo Electron Corp	4,218
37,925	*	ThermoGenesis Corp	156
37,720	*	Thoratec Corp	523
38,006	*	Trimble Navigation Ltd	1,697
17,832	*	TriPath Imaging, Inc	118
7,539		United Industrial Corp	341
23,832	e*	Varian, Inc	989
20,673	*	Veeco Instruments, Inc	493
21,331	*	Ventana Medical Systems, Inc	1,006
23,354	*	Viasys Healthcare, Inc	598
15,577	e*	Viisage Technology, Inc	236
8,467	*	Vital Images, Inc	209
4,907		Vital Signs, Inc	243
74,230	*	Waters Corp	3,296
24,247	*	Wright Medical Group, Inc	508
652,719	e*	Xerox Corp	9,079
13,259		X-Rite, Inc	146
3,046		Young Innovations, Inc	107
176,911	*	Zimmer Holdings, Inc	10,034
5,962	*	Zoll Medical Corp	195
12,959	*	Zygo Corp	212
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	411,781

INSURANCE AGENTS, BROKERS AND SERVICE - 0.43%
226,590		AON Corp	7,890
79,949		Brown & Brown, Inc	2,336
10,229		Clark, Inc	135
14,025		Crawford & Co (Class B)	101

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
67,596	e	Gallagher (Arthur J.) & Co	$1,713
213,298		Hartford Financial Services Group, Inc	18,045
25,750		Hilb Rogal & Hobbs Co	960
6,308	*	James River Group, Inc	157
388,046	e	Marsh & McLennan Cos, Inc	10,434
26,792		National Financial Partners Corp	1,187
31,178	*	USI Holdings Corp	418
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	43,376

INSURANCE CARRIERS - 4.55%
21,838		21st Century Insurance Group	314
402,876		Aetna, Inc	16,087
6,908		Affirmative Insurance Holdings, Inc	108
354,373		Aflac, Inc	16,425
21,901		Alfa Corp	363
3,534	*	Alleghany Corp	977
451,529		Allstate Corp	24,712
75,230		Ambac Financial Group, Inc	6,101
39,900	e	American Equity Investment Life Holding Co	425
40,449	e	American Financial Group, Inc	1,735
1,565,282		American International Group, Inc	92,430
10,060		American National Insurance Co	1,305
5,463	*	American Physicians Capital, Inc	287
36,765	e*	AMERIGROUP Corp	1,141
27,021	e	AmerUs Group Co	1,582
22,573	*	Argonaut Group, Inc	678
91,492	e	Assurant, Inc	4,428
4,897		Baldwin & Lyons, Inc (Class B)	125
11,795		Bristol West Holdings, Inc	189
18,112		Capital Title Group, Inc	133
31,767	e*	Centene Corp	747
294,838		Chubb Corp	14,712
112,801		Cincinnati Financial Corp	5,303
17,362	*	CNA Financial Corp	572
10,118	*	CNA Surety Corp	175
39,862		Commerce Group, Inc	1,178
108,499	*	Conseco, Inc	2,506
32,155		Delphi Financial Group, Inc (Class A)	1,169
14,969		Direct General Corp	253
9,364		Donegal Group, Inc	182
4,503		EMC Insurance Group, Inc	130
38,103	e	Erie Indemnity Co (Class A)	1,981
10,036		FBL Financial Group, Inc (Class A)	325
118,987		Fidelity National Financial, Inc	4,635
22,118	e	Fidelity National Title Group, Inc	435
13,254	*	First Acceptance Corp	156
59,724		First American Corp	2,525
6,887	*	Fpic Insurance Group, Inc	267
323,959		Genworth Financial, Inc	11,287
6,247		Great American Financial Resources, Inc	131
36,085		Hanover Insurance Group, Inc	1,713
12,827		Harleysville Group, Inc	407
78,339		HCC Insurance Holdings, Inc	2,306
81,263	*	Health Net, Inc	3,671
19,293	*	HealthExtras, Inc	583
13,250	*	Healthspring, Inc	248
33,145		Horace Mann Educators Corp	562
115,485	*	Humana, Inc	6,202
3,952		Independence Holding Co	89

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
16,217		Infinity Property & Casualty Corp	$665
2,078		Kansas City Life Insurance Co	88
12,281		LandAmerica Financial Group, Inc	793
116,424	e	Leucadia National Corp	3,398
199,862		Lincoln National Corp	11,280
314,942		Loews Corp	11,165
7,160	*	Markel Corp	2,485
95,732		MBIA, Inc	5,605
18,349	*	Meadowbrook Insurance Group, Inc	153
19,709		Mercury General Corp	1,111
324,185		Metlife, Inc	16,602
62,178		MGIC Investment Corp	4,042
8,179		Midland Co	311
8,801	*	Molina Healthcare, Inc	335
11,286		National Interstate Corp	306
1,551		National Western Life Insurance Co (Class A)	372
34,746		Nationwide Financial Services, Inc (Class A)	1,532
9,235	*	Navigators Group, Inc	405
4,145		NYMAGIC, Inc	120
9,757	e	Odyssey Re Holdings Corp	257
44,462		Ohio Casualty Corp	1,322
164,330		Old Republic International Corp	3,512
38,987	*	Philadelphia Consolidated Holding Co	1,184
79,793		Phoenix Cos, Inc	1,123
22,267	*	PMA Capital Corp (Class A)	229
62,991		PMI Group, Inc	2,808
13,808		Presidential Life Corp	339
196,843		Principal Financial Group	10,954
22,072	*	ProAssurance Corp	1,063
556,204		Progressive Corp	14,300
48,849		Protective Life Corp	2,277
349,681		Prudential Financial, Inc	27,170
58,511		Radian Group, Inc	3,615
21,524		Reinsurance Group Of America, Inc	1,058
16,861		RLI Corp	812
84,743		Safeco Corp	4,775
10,157		Safety Insurance Group, Inc	483
7,120	*	SCPIE Holdings, Inc	166
11,016	*	SeaBright Insurance Holdings, Inc	177
20,200		Selective Insurance Group, Inc	1,129
487,405		St. Paul Travelers Cos, Inc	21,729
40,132		Stancorp Financial Group, Inc	2,043
9,480		State Auto Financial Corp	308
12,744		Stewart Information Services Corp	463
74,406		Torchmark Corp	4,518
11,467		Tower Group, Inc	347
19,325		Transatlantic Holdings, Inc	1,080
8,107	*	Triad Guaranty, Inc	396
14,738		United Fire & Casualty Co	444
957,192		UnitedHealth Group, Inc	42,863
34,889		Unitrin, Inc	1,521
27,267	*	Universal American Financial Corp	359
210,371	e	UnumProvident Corp	3,814
115,449		W.R. Berkley Corp	3,940
21,621	*	WellCare Health Plans, Inc	1,060
921		Wesco Financial Corp	351
26,173		Zenith National Insurance Corp	1,038
		TOTAL INSURANCE CARRIERS	459,790

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
JUSTICE, PUBLIC ORDER AND SAFETY - 0.02%
29,279	*	Corrections Corp of America	$1,550
9,174	*	Geo Group, Inc	322
		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	1,872

LEATHER AND LEATHER PRODUCTS - 0.12%
272,806	*	Coach, Inc	8,157
7,400	e*	CROCS, Inc	186
15,524	*	Genesco, Inc	526
25,167	*	Iconix Brand Group, Inc	411
16,270		Steven Madden Ltd	482
36,258	*	Timberland Co (Class A)	946
3,210		Weyco Group, Inc	75
39,829		Wolverine World Wide, Inc	929
		TOTAL LEATHER AND LEATHER PRODUCTS	11,712

LEGAL SERVICES - 0.01%
29,832	*	FTI Consulting, Inc	798
7,324	e	Pre-Paid Legal Services, Inc	253
		TOTAL LEGAL SERVICES	1,051

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.02%
69,383		Laidlaw International, Inc	1,748
		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	1,748

LUMBER AND WOOD PRODUCTS - 0.04%
8,518		American Woodmark Corp	298
55,061	e*	Champion Enterprises, Inc	608
7,514		Deltic Timber Corp	424
75,407		Louisiana-Pacific Corp	1,651
4,307		Skyline Corp	184
11,966		Universal Forest Products, Inc	751
		TOTAL LUMBER AND WOOD PRODUCTS	3,916

METAL MINING - 0.38%
15,468	e	Cleveland-Cliffs, Inc	1,226
198,135	*	Coeur d'Alene Mines Corp	953
133,192		Freeport-McMoRan Copper & Gold, Inc (Class A)	7,380
87,163	*	Hecla Mining Co	458
296,238	e	Newmont Mining Corp	15,680
144,834		Phelps Dodge Corp	11,900
15,917		Royal Gold, Inc	443
4,819	e	Southern Copper Corp	429
30,773	*	Stillwater Mining Co	390
		TOTAL METAL MINING	38,859

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.20%
19,692		Blyth, Inc	364
52,436		Callaway Golf Co	681
27,651		Daktronics, Inc	798
104,599		Fortune Brands, Inc	7,428
117,139		Hasbro, Inc	2,121
67,721	*	Identix, Inc	473
19,429	*	Jakks Pacific, Inc	390
33,584	*	K2, Inc	367
8,407		Marine Products Corp	82
276,950		Mattel, Inc	4,572
26,637	e	Nautilus, Inc	419
27,397	e*	Progressive Gaming International Corp	214

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
14,785	*	RC2 Corp	$572
6,000	*	Russ Berrie & Co, Inc	74
25,055	e*	Shuffle Master, Inc	821
4,356	*	Steinway Musical Instruments, Inc	107
30,751	e	Yankee Candle Co, Inc	769
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	20,252

MISCELLANEOUS RETAIL - 1.19%
14,742	*	1-800-FLOWERS.COM, Inc (Class A)	85
11,957	e*	AC Moore Arts & Crafts, Inc	195
221,427	e*	Amazon.com, Inc	8,565
35,225		Barnes & Noble, Inc	1,286
15,894		Big 5 Sporting Goods Corp	310
10,266	e*	Blue Nile, Inc	330
10,157		Books-A-Million, Inc	169
46,130		Borders Group, Inc	852
10,668	e*	Build-A-Bear Workshop, Inc	229
20,077		Cash America International, Inc	643
36,440	*	CKX, Inc	494
42,468	*	Coldwater Creek, Inc	1,136
580,581		CVS Corp	17,824
12,284	e*	dELiA*s, Inc	99
25,853	*	Dick's Sporting Goods, Inc	1,024
75,165	e*	Dollar Tree Stores, Inc	1,992
48,030	e*	Drugstore.com, Inc	139
8,530	*	Ezcorp, Inc	322
28,117	e*	GSI Commerce, Inc	381
24,778	*	Hibbett Sporting Goods, Inc	592
23,041		Longs Drug Stores Corp	1,051
93,887		Michaels Stores, Inc	3,872
26,978		MSC Industrial Direct Co (Class A)	1,283
22,599	e*	Nutri/System, Inc	1,404
204,553	*	Office Depot, Inc	7,773
51,139		OfficeMax, Inc	2,084
8,052	e*	Overstock.com, Inc	171
39,765	*	Petco Animal Supplies, Inc	812
99,602		Petsmart, Inc	2,550
17,397	e*	Priceline.com, Inc	520
5,324	*	Pricesmart, Inc	53
370,721	e*	Rite Aid Corp	1,572
60,625	e*	Sears Holdings Corp	9,387
5,178	*	Sportsman's Guide, Inc	158
12,380	*	Stamps.com, Inc	344
517,474		Staples, Inc	12,585
6,238	*	Systemax, Inc	49
102,292		Tiffany & Co	3,378
18,910	*	Valuevision International, Inc (Class A)	209
719,380		Walgreen Co	32,257
20,188		World Fuel Services Corp	922
35,110	*	Zale Corp	846
10,280	*	Zumiez, Inc	386
		TOTAL MISCELLANEOUS RETAIL	120,333

MOTION PICTURES - 1.37%
30,176	e*	Avid Technology, Inc	1,006
143,498	e*	Blockbuster, Inc (Class A)	714
8,585	e	Carmike Cinemas, Inc	181
199,837	*	Discovery Holding Co (Class A)	2,924
28,760	*	DreamWorks Animation SKG, Inc (Class A)	659

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
11,202	*	Gaiam, Inc	$157
36,572	*	Macrovision Corp	787
1,636,103		News Corp (Class A)	31,380
44,387	e	Regal Entertainment Group (Class A)	902
55,153	*	Time Warner Telecom, Inc (Class A)	819
2,981,966		Time Warner, Inc	51,588
1,557,708		Walt Disney Co	46,731
		TOTAL MOTION PICTURES	137,848

NONDEPOSITORY INSTITUTIONS - 1.76%
12,842	*	Accredited Home Lenders Holding Co	614
46,200		Advance America Cash Advance Centers, Inc	810
12,951		Advanta Corp (Class B)	466
94,632	e	American Capital Strategies Ltd	3,168
775,568		American Express Co	41,276
92,334	*	AmeriCredit Corp	2,578
27,000		Ares Capital Corp	457
9,451		Asta Funding, Inc	354
213,906		Capital One Financial Corp	18,278
67,455	e	CapitalSource, Inc	1,582
36,971		CharterMac	692
141,664		CIT Group, Inc	7,408
14,089	*	CompuCredit Corp	541
426,288		Countrywide Financial Corp	16,233
6,770	*	Credit Acceptance Corp	184
66,518	e	Doral Financial Corp	426
689,357		Fannie Mae	33,158
7,676		Federal Agricultural Mortgage Corp (Class C)	213
20,830		Financial Federal Corp	579
18,408	*	First Cash Financial Services, Inc	363
21,651		First Marblehead Corp	1,233
492,340		Freddie Mac	28,068
32,585	*	INVESTools, Inc	259
38,917		MCG Capital Corp	619
10,197		Medallion Financial Corp	132
13,901	*	Nelnet, Inc	564
12,077		NGP Capital Resources Co	177
25,500	*	Ocwen Financial Corp	324
5,510	*	Penson Worldwide, Inc	95
292,021		SLM Corp	15,454
2,846		Student Loan Corp	575
13,834		Technology Investment Capital Corp	203
7,131	*	United PanAm Financial Corp	217
12,929	*	World Acceptance Corp	459
		TOTAL NONDEPOSITORY INSTITUTIONS	177,759

NONMETALLIC MINERALS, EXCEPT FUELS - 0.08%
15,670		AMCOL International Corp	413
22,877		Compass Minerals International, Inc	571
34,034		Florida Rock Industries, Inc	1,691
73,685		Vulcan Materials Co	5,747
		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	8,422

OIL AND GAS EXTRACTION - 2.41%
325,849		Anadarko Petroleum Corp	15,540
234,298		Apache Corp	15,991
7,665	*	Arena Resources, Inc	263
11,985	*	Atlas America, Inc	537
15,008	e*	ATP Oil & Gas Corp	629

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
19,668	*	Atwood Oceanics, Inc	$976
47,479	*	Aurora Oil & Gas Corp	190
242,157		Baker Hughes, Inc	19,821
9,892	*	Basic Energy Services, Inc	302
25,572		Berry Petroleum Co (Class A)	848
20,277	*	Bill Barrett Corp	600
228,764		BJ Services Co	8,524
11,997	*	Bois d'Arc Energy, Inc	198
32,124	*	Brigham Exploration Co	254
9,812	*	Bronco Drilling Co, Inc	205
34,234		Cabot Oil & Gas Corp (Class A)	1,677
14,536	*	Callon Petroleum Co	281
14,847	*	Carrizo Oil & Gas, Inc	465
38,266	e*	Cheniere Energy, Inc	1,492
241,240	e	Chesapeake Energy Corp	7,298
58,913		Cimarex Energy Co	2,533
3,369	*	Clayton Williams Energy, Inc	116
19,768	*	CNX Gas Corp	593
13,165	*	Complete Production Services, Inc	311
30,766	*	Comstock Resources, Inc	919
5,228	*	Dawson Geophysical Co	161
27,514		Delta & Pine Land Co	809
37,868	e*	Delta Petroleum Corp	649
84,625	*	Denbury Resources, Inc	2,680
312,953		Devon Energy Corp	18,905
41,643	e	Diamond Offshore Drilling, Inc	3,495
11,397	*	Edge Petroleum Corp	228
39,610	*	Encore Acquisition Co	1,063
25,559	e*	Energy Partners Ltd	484
108,704		ENSCO International, Inc	5,003
86,292		Equitable Resources, Inc	2,891
35,600	*	EXCO Resources, Inc	406
20,290	*	Exploration Co of Delaware, Inc	216
38,504	*	Forest Oil Corp	1,277
45,406	e*	Gasco Energy, Inc	202
21,487	*	GeoGlobal Resources, Inc	105
63,236	*	Global Industries Ltd	1,056
5,673	*	GMX Resources, Inc	175
8,875	*	Goodrich Petroleum Corp	252
135,981	*	Grey Wolf, Inc	1,047
9,397	*	Gulfport Energy Corp	104
366,652		Halliburton Co	27,209
72,258	e*	Hanover Compressor Co	1,357
29,621	*	Harvest Natural Resources, Inc	401
56,648	e*	Helix Energy Solutions Group, Inc	2,286
36,905		Helmerich & Payne, Inc	2,224
14,276	*	Hercules Offshore, Inc	500
21,181	e*	Houston Exploration Co	1,296
35,853	*	KCS Energy, Inc	1,065
51,788	*	Mariner Energy, Inc	951
15,667	e*	McMoRan Exploration Co	276
76,660	*	Meridian Resource Corp	268
11,279	*	Metretek Technologies, Inc	194
124,006	*	National Oilwell Varco, Inc	7,852
91,300	*	Newfield Exploration Co	4,468
64,229	*	Newpark Resources, Inc	395
125,895		Noble Energy, Inc	5,899
38,292	*	Oceaneering International, Inc	1,756
27,407	*	Parallel Petroleum Corp	677

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
80,330	*	Parker Drilling Co	$577
121,906		Patterson-UTI Energy, Inc	3,451
3,037	v*	PetroCorp	-	^
42,226	e*	PetroHawk Energy Corp	532
12,730	*	Petroleum Development Corp	480
28,296	*	Petroquest Energy, Inc	347
29,554	*	Pioneer Drilling Co	456
92,526		Pioneer Natural Resources Co	4,294
56,117	*	Plains Exploration & Production Co	2,275
41,194		Pogo Producing Co	1,899
114,266	*	Pride International, Inc	3,569
490	*	PrimeEnergy Corp	38
13,678	*	Quest Resource Corp	185
44,339	e*	Quicksilver Resources, Inc	1,632
14,607	*	RAM Energy Resources, Inc	84
93,918		Range Resources Corp	2,554
20,587	*	Remington Oil & Gas Corp	905
35,943	e*	Rosetta Resources, Inc	597
77,603		Rowan Cos, Inc	2,762
15,638		RPC, Inc	380
14,455	*	SEACOR Holdings, Inc	1,187
119,572	*	Southwestern Energy Co	3,726
40,711		St. Mary Land & Exploration Co	1,639
19,310	*	Stone Energy Corp	899
23,906	*	Sulphco, Inc	171
56,185	*	Superior Energy Services	1,905
6,200	*	Superior Well Services, Inc	154
20,350	*	Swift Energy Co	874
29,896	e*	Syntroleum Corp	181
50,920	*	Tetra Technologies, Inc	1,542
42,894	e	Tidewater, Inc	2,110
43,127		Todco	1,762
11,158	e*	Toreador Resources Corp	314
49,232	*	Transmeridian Exploration, Inc	281
37,181	*	Transmontaigne, Inc	417
8,324	*	Trico Marine Services, Inc	283
7,100	*	Union Drilling, Inc	105
33,016	*	Unit Corp	1,878
40,557	*	Vaalco Energy, Inc	396
25,309	e*	Veritas DGC, Inc	1,305
12,738		W&T Offshore, Inc	495
37,871	*	Warren Resources, Inc	544
6,823	*	Warrior Energy Service Corp	166
21,404	*	W-H Energy Services, Inc	1,088
25,320	*	Whiting Petroleum Corp	1,060
258,766		XTO Energy, Inc	11,456
		TOTAL OIL AND GAS EXTRACTION	243,800

PAPER AND ALLIED PRODUCTS - 0.52%
74,376		Bemis Co	2,277
39,870	e	Bowater, Inc	907
26,323	*	Buckeye Technologies, Inc	201
18,440	*	Caraustar Industries, Inc	166
40,746	*	Cenveo, Inc	731
12,643		Chesapeake Corp	207
30,362		Glatfelter	482
55,065	*	Graphic Packaging Corp	209
11,733		Greif, Inc (Class A)	879
350,880		International Paper Co	11,333

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
326,671		Kimberly-Clark Corp	$20,156
37,600		Longview Fibre Co	718
129,492		MeadWestvaco Corp	3,617
20,151	e*	Mercer International, Inc	175
10,278		Neenah Paper, Inc	313
57,688		Packaging Corp of America	1,270
39,917	*	Playtex Products, Inc	416
22,737		Rock-Tenn Co (Class A)	363
9,960		Schweitzer-Mauduit International, Inc	216
182,775	*	Smurfit-Stone Container Corp	2,000
71,238		Sonoco Products Co	2,255
78,891		Temple-Inland, Inc	3,382
29,954		Wausau Paper Corp	373
		TOTAL PAPER AND ALLIED PRODUCTS	52,646

PERSONAL SERVICES - 0.16%
100,477		Cintas Corp	3,995
3,800		Coinmach Service Corp	39
20,600	*	Coinstar, Inc	493
15,088		G & K Services, Inc (Class A)	517
234,860		H&R Block, Inc	5,604
25,900		Jackson Hewitt Tax Service, Inc	812
33,311		Regis Corp	1,186
210,040		Service Corp International	1,710
6,886		Unifirst Corp	238
32,980		Weight Watchers International, Inc	1,348
		TOTAL PERSONAL SERVICES	15,942

PETROLEUM AND COAL PRODUCTS - 5.74%
7,500		Alon USA Energy, Inc	236
44,740		Ashland, Inc	2,984
1,575,052		Chevron Corp	97,748
1,172,898		ConocoPhillips	76,860
7,530	*	Delek US Holdings, Inc	115
13,996		ElkCorp	389
172,371		EOG Resources, Inc	11,952
4,305,088		Exxon Mobil Corp	264,117
78,130		Frontier Oil Corp	2,531
10,546	*	Giant Industries, Inc	702
29,562	e*	Headwaters, Inc	756
171,423		Hess Corp	9,060
32,702		Holly Corp	1,576
161,308		Kerr-McGee Corp	11,187
257,520		Marathon Oil Corp	21,451
132,049		Murphy Oil Corp	7,376
302,226		Occidental Petroleum Corp	30,993
94,298		Sunoco, Inc	6,534
48,442		Tesoro Corp	3,602
435,952		Valero Energy Corp	29,000
11,564		WD-40 Co	388
17,700		Western Refining, Inc	382
		TOTAL PETROLEUM AND COAL PRODUCTS	579,939

PRIMARY METAL INDUSTRIES - 1.04%
78,830	*	AK Steel Holding Corp	1,090
619,419		Alcoa, Inc	20,044
21,938	*	Aleris International, Inc	1,006
70,811		Allegheny Technologies, Inc	4,903
30,281		Belden CDT, Inc	1,001

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
12,468	*	Brush Engineered Materials, Inc	$260
17,893		Carpenter Technology Corp	2,067
16,537	*	Century Aluminum Co	590
16,841	e*	Chaparral Steel Co	1,213
41,012	*	CommScope, Inc	1,289
1,106,856	*	Corning, Inc	26,775
16,654	e*	Encore Wire Corp	599
36,458	*	General Cable Corp	1,276
20,138		Gibraltar Industries, Inc	584
43,293		Hubbell, Inc (Class B)	2,063
21,646	*	Lone Star Technologies, Inc	1,169
21,924		Matthews International Corp (Class A)	756
26,522	e*	Maverick Tube Corp	1,676
25,216		Mueller Industries, Inc	833
16,177	e*	NS Group, Inc	891
221,448		Nucor Corp	12,013
5,831		Olympic Steel, Inc	206
25,709	*	Oregon Steel Mills, Inc	1,303
94,782		Precision Castparts Corp	5,664
26,576		Quanex Corp	1,145
16,800	*	RTI International Metals, Inc	938
16,399		Schnitzer Steel Industries, Inc (Class A)	582
34,044		Steel Dynamics, Inc	2,238
10,403		Steel Technologies, Inc	202
14,234	*	Superior Essex, Inc	426
17,041		Texas Industries, Inc	905
52,076	e*	Titanium Metals Corp	1,790
24,156		Tredegar Corp	382
77,368		United States Steel Corp	5,425
6,089	*	Wheeling-Pittsburgh Corp	121
51,686		Worthington Industries, Inc	1,083
		TOTAL PRIMARY METAL INDUSTRIES	104,508

PRINTING AND PUBLISHING - 0.64%
31,906	*	ACCO Brands Corp	699
37,939		American Greetings Corp (Class A)	797
17,090		Banta Corp	792
65,821		Belo (A.H.) Corp Series A	1,027
22,675		Bowne & Co, Inc	324
8,210	*	Consolidated Graphics, Inc	427
6,267		Courier Corp	251
3,924		CSS Industries, Inc	113
41,293		Dow Jones & Co, Inc	1,446
48,868	*	Dun & Bradstreet Corp	3,405
17,307		Ennis, Inc	341
59,393		EW Scripps Co	2,562
168,968		Gannett Co, Inc	9,450
41,244		Harte-Hanks, Inc	1,058
53,732		Hollinger International, Inc	431
21,320		John H Harland Co	927
34,409		John Wiley & Sons, Inc (Class A)	1,142
30,943		Journal Communications, Inc	348
32,392		Journal Register Co	290
33,495		Lee Enterprises, Inc	903
19,558	e*	Martha Stewart Living Omnimedia, Inc (Class A)	327
40,158	e	McClatchy Co (Class A)	1,611
254,223		McGraw-Hill Cos, Inc	12,770
16,461		Media General, Inc (Class A)	690
22,074		Meredith Corp	1,094

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
94,018	e	New York Times Co (Class A)	$2,307
12,663	*	Playboy Enterprises, Inc (Class B)	126
19,405	*	Presstek, Inc	181
138,914	*	Primedia, Inc	254
18,728	*	Private Media Group Ltd	83
36,500		R.H. Donnelley Corp	1,974
154,442		R.R. Donnelley & Sons Co	4,934
68,509		Reader's Digest Association, Inc (Class A)	956
10,767		Schawk, Inc	188
24,827	*	Scholastic Corp	645
10,680		Standard Register Co	127
166,613	e	Tribune Co	5,403
35,061	*	Valassis Communications, Inc	827
4,007		Washington Post Co (Class B)	3,126
		TOTAL PRINTING AND PUBLISHING	64,356

RAILROAD TRANSPORTATION - 0.68%
259,070		Burlington Northern Santa Fe Corp	20,531
155,467		CSX Corp	10,951
25,004		Florida East Coast Industries	1,309
26,537	*	Genesee & Wyoming, Inc (Class A)	941
53,587	*	Kansas City Southern Industries, Inc	1,484
293,344		Norfolk Southern Corp	15,612
189,517		Union Pacific Corp	17,618
		TOTAL RAILROAD TRANSPORTATION	68,446

REAL ESTATE - 0.13%
27,927	*	Alderwoods Group, Inc	543
7,127	*	California Coastal Communities, Inc	228
131,323	*	CB Richard Ellis Group, Inc	3,270
4,977		Consolidated-Tomoka Land Co	274
49,948		Forest City Enterprises, Inc (Class A)	2,493
10,086	e*	Housevalues, Inc	70
25,773		Jones Lang LaSalle, Inc	2,256
5,276		Orleans Homebuilders, Inc	86
53,649	e	St. Joe Co	2,497
80,810		Stewart Enterprises, Inc (Class A)	465
25,105	*	Trammell Crow Co	883
		TOTAL REAL ESTATE	13,065

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.15%
5,113	*	AEP Industries, Inc	171
12,459	*	Applied Films Corp	355
43,633	e	Cooper Tire & Rubber Co	486
8,335	*	Deckers Outdoor Corp	321
122,433	e*	Goodyear Tire & Rubber Co	1,359
34,377	e*	Jarden Corp	1,047
196,198		Newell Rubbermaid, Inc	5,068
7,498		PW Eagle, Inc	227
21,213		Schulman (A.), Inc	485
57,963		Sealed Air Corp	3,019
8,488	*	Skechers U.S.A., Inc (Class A)	205
25,932		Spartech Corp	586
11,898	e	Titan International, Inc	223
7,903	e*	Trex Co, Inc	204
40,623		Tupperware Corp	800
22,867		West Pharmaceutical Services, Inc	829
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	15,385

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
SECURITY AND COMMODITY BROKERS - 2.82%
54,121		A.G. Edwards, Inc	$2,994
152,689		Ameriprise Financial, Inc	6,821
84,969		Bear Stearns Cos, Inc	11,902
14,204		BlackRock, Inc	1,977
16,951		Calamos Asset Management, Inc (Class A)	491
37,559	e*	Cbot Holdings, Inc	4,492
748,668		Charles Schwab Corp	11,964
24,614		Chicago Mercantile Exchange Holdings, Inc	12,089
9,422		Cohen & Steers, Inc	222
300,881	*	E*Trade Financial Corp	6,866
88,574		Eaton Vance Corp	2,211
65,091		Federated Investors, Inc (Class B)	2,050
120,358		Franklin Resources, Inc	10,448
6,584		GAMCO Investors, Inc	242
8,396	*	GFI Group, Inc	453
271,075		Goldman Sachs Group, Inc	40,778
12,503		Greenhill & Co, Inc	760
14,500	*	IntercontinentalExchange, Inc	840
26,869		International Securities Exchange, Inc	1,023
30,749	e*	Investment Technology Group, Inc	1,564
150,501		Janus Capital Group, Inc	2,694
84,211		Jefferies Group, Inc	2,495
75,614	*	Knight Capital Group, Inc	1,152
37,720	e*	LaBranche & Co, Inc	457
90,610		Legg Mason, Inc	9,017
380,549		Lehman Brothers Holdings, Inc	24,793
21,429	e*	MarketAxess Holdings, Inc	236
654,693		Merrill Lynch & Co, Inc	45,540
761,119		Morgan Stanley	48,110
10,065	*	Morningstar, Inc	417
66,994	e*	Nasdaq Stock Market, Inc	2,003
56,209		Nuveen Investments, Inc	2,420
110,746	*	NYSE Group, Inc	7,584
15,817		optionsXpress Holdings, Inc	369
14,814	*	Piper Jaffray Cos	907
66,932		Raymond James Financial, Inc	2,026
8,937		Sanders Morris Harris Group, Inc	135
44,676		SEI Investments Co	2,184
7,776	*	Stifel Financial Corp	275
9,972		SWS Group, Inc	241
187,924		T Rowe Price Group, Inc	7,105
223,167		TD Ameritrade Holding Corp	3,305
4,803	*	Thomas Weisel Partners Group, Inc	91
800		Value Line, Inc	34
60,258		Waddell & Reed Financial, Inc (Class A)	1,239
		TOTAL SECURITY AND COMMODITY BROKERS	285,016

SOCIAL SERVICES - 0.01%
20,451	*	Bright Horizons Family Solutions, Inc	771
15,384	*	Capital Senior Living Corp	158
8,598	*	Providence Service Corp	234
15,649	*	Res-Care, Inc	313
		TOTAL SOCIAL SERVICES	1,476

SPECIAL TRADE CONTRACTORS - 0.06%
2,319		Alico, Inc	128
18,820	e	Chemed Corp	1,026
28,901		Comfort Systems USA, Inc	413

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
32,076	*	Dycom Industries, Inc	$683
23,437	e*	EMCOR Group, Inc	1,141
20,939	*	Insituform Technologies, Inc (Class A)	479
10,880	*	Integrated Electrical Services, Inc	190
8,579	*	Layne Christensen Co	243
78,543	e*	Quanta Services, Inc	1,361
		TOTAL SPECIAL TRADE CONTRACTORS	5,664

STONE, CLAY, AND GLASS PRODUCTS - 0.09%
18,958		Apogee Enterprises, Inc	279
18,807	*	Cabot Microelectronics Corp	570
14,827		CARBO Ceramics, Inc	728
35,971		Eagle Materials, Inc	1,709
110,968		Gentex Corp	1,553
108,535	*	Owens-Illinois, Inc	1,819
23,708	*	US Concrete, Inc	262
26,814	b,e*	USG Corp	1,956
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	8,876

TEXTILE MILL PRODUCTS - 0.01%
10,106		Oxford Industries, Inc	398
14,120		Xerium Technologies, Inc	133
		TOTAL TEXTILE MILL PRODUCTS	531

TOBACCO PRODUCTS - 1.17%
1,483,868		Altria Group, Inc	108,960
63,218		Loews Corp (Carolina Group)	3,248
18,667		Universal Corp	695
114,760		UST, Inc	5,186
23,518	e	Vector Group Ltd	382
		TOTAL TOBACCO PRODUCTS	118,471

TRANSPORTATION BY AIR - 0.53%
39,511	*	ABX Air, Inc	239
7,464	*	Air Methods Corp	195
65,497	e*	Airtran Holdings, Inc	973
28,126	*	Alaska Air Group, Inc	1,109
148,978	*	AMR Corp	3,787
14,233	*	Atlas Air Worldwide Holdings, Inc	698
18,390	e*	Bristow Group, Inc	662
61,877	*	Continental Airlines, Inc (Class B)	1,844
23,319	*	EGL, Inc	1,171
30,417	*	ExpressJet Holdings, Inc	210
215,904		FedEx Corp	25,230
29,374	e*	Frontier Airlines Holdings, Inc	212
123,072	e*	JetBlue Airways Corp	1,494
29,055	*	Mesa Air Group, Inc	286
9,723	*	PHI, Inc	323
23,015	*	Republic Airways Holdings, Inc	392
45,222		Skywest, Inc	1,121
567,939		Southwest Airlines Co	9,297
70,070	*	UAL Corp	2,174
43,209	*	US Airways Group, Inc	2,184
		TOTAL TRANSPORTATION BY AIR	53,601

TRANSPORTATION EQUIPMENT - 2.62%
13,757		A.O. Smith Corp	638
26,152	e*	AAR Corp	581
16,459	*	Accuride Corp	205

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
14,702	*	Aftermarket Technology Corp	$365
35,109		American Axle & Manufacturing Holdings, Inc	601
5,300		American Railcar Industries, Inc	175
9,760		Arctic Cat, Inc	190
21,305	e*	Armor Holdings, Inc	1,168
50,366		ArvinMeritor, Inc	866
58,854		Autoliv, Inc	3,329
24,835	*	Aviall, Inc	1,180
568,146		Boeing Co	46,537
67,593		Brunswick Corp	2,247
36,782		Clarcor, Inc	1,096
10,359	*	Comtech Group, Inc	115
34,017		Federal Signal Corp	515
41,202	*	Fleetwood Enterprises, Inc	311
1,271,861		Ford Motor Co	8,814
8,920		Freightcar America, Inc	495
42,477	*	GenCorp, Inc	681
284,646		General Dynamics Corp	18,633
332,855	e	General Motors Corp	9,916
7,281	*	GenTek, Inc	195
122,658		Genuine Parts Co	5,110
85,978		Goodrich Corp	3,464
9,575		Greenbrier Cos, Inc	313
17,491		Group 1 Automotive, Inc	985
190,849	e	Harley-Davidson, Inc	10,476
29,665		Harsco Corp	2,313
14,627	e	Heico Corp	415
15,634	*	IMPCO Technologies, Inc	167
131,644		ITT Industries, Inc	6,516
73,750	e	JLG Industries, Inc	1,659
14,200	*	K&F Industries Holdings, Inc	252
17,547		Kaman Corp (Class A)	319
260,243		Lockheed Martin Corp	18,670
32,342		Martin Marietta Materials, Inc	2,948
6,589	*	Miller Industries, Inc	136
21,622		Monaco Coach Corp	275
44,233	*	Navistar International Corp	1,089
6,171		Noble International Ltd	88
244,204		Northrop Grumman Corp	15,644
40,694	*	Orbital Sciences Corp	657
52,050		Oshkosh Truck Corp	2,473
118,424		Paccar, Inc	9,756
100,239	*	Pactiv Corp	2,481
30,275	e	Polaris Industries, Inc	1,311
317,139		Raytheon Co	14,135
4,792	*	Sequa Corp (Class A)	391
17,715	e	Superior Industries International, Inc	324
32,438	*	Tenneco, Inc	843
91,202		Textron, Inc	8,407
25,200	e	Thor Industries, Inc	1,221
7,965	*	TransDigm Group, Inc	191
54,046		Trinity Industries, Inc	2,184
12,081	*	Triumph Group, Inc	580
30,832	*	TRW Automotive Holdings Corp	841
718,291		United Technologies Corp	45,554
93,062	e*	Visteon Corp	671
22,100		Wabash National Corp	340
34,522		Westinghouse Air Brake Technologies Corp	1,291
24,826	e	Winnebago Industries, Inc	771
		TOTAL TRANSPORTATION EQUIPMENT	264,114

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
TRANSPORTATION SERVICES - 0.22%
14,656		Ambassadors Group, Inc	$423
4,915		Ambassadors International, Inc	114
122,858		CH Robinson Worldwide, Inc	6,548
8,003	*	Dynamex, Inc	175
152,562	e	Expeditors International Washington, Inc	8,545
31,095		GATX Corp	1,322
28,305	*	HUB Group, Inc	694
48,010	e	Lear Corp	1,066
11,010	*	Navigant International, Inc	177
26,631		Pacer International, Inc	868
26,768	*	RailAmerica, Inc	280
94,462		Sabre Holdings Corp	2,078
		TOTAL TRANSPORTATION SERVICES	22,290

TRUCKING AND WAREHOUSING - 0.52%
17,410		Arkansas Best Corp	874
16,346	*	Celadon Group, Inc	360
37,065		Con-way, Inc	2,147
22,919		Forward Air Corp	933
46,789		Heartland Express, Inc	837
80,351		J.B. Hunt Transport Services, Inc	2,002
43,462		Landstar System, Inc	2,053
14,139	*	Marten Transport Ltd	307
19,477	*	Old Dominion Freight Line	732
4,234	*	P.A.M. Transportation Services, Inc	122
1,137	*	Patriot Transportation Holding, Inc	99
6,236	*	Quality Distribution, Inc	83
9,635	*	SCS Transportation, Inc	265
35,619	*	SIRVA, Inc	230
36,993	e*	Swift Transportation Co, Inc	1,175
6,846	*	U.S. Xpress Enterprises, Inc (Class A)	185
457,826		United Parcel Service, Inc (Class B)	37,693
3,884	*	Universal Truckload Services, Inc	133
5,986	*	USA Truck, Inc	107
35,401	e	Werner Enterprises, Inc	718
40,766	e*	YRC Worldwide, Inc	1,717
		TOTAL TRUCKING AND WAREHOUSING	52,772

WATER TRANSPORTATION - 0.07%
30,756		Alexander & Baldwin, Inc	1,361
21,923	*	American Commercial Lines, Inc	1,321
11,494	*	Gulfmark Offshore, Inc	297
9,884		Horizon Lines, Inc	158
17,478	*	Hornbeck Offshore Services, Inc	621
37,552	*	Kirby Corp	1,483
8,500		Maritrans, Inc	212
20,862		Overseas Shipholding Group, Inc	1,234
		TOTAL WATER TRANSPORTATION	6,687

WHOLESALE TRADE-DURABLE GOODS - 2.83%
61,384		Adesa, Inc	1,365
23,674		Agilysys, Inc	426
30,894		Applied Industrial Technologies, Inc	751
85,479	*	Arrow Electronics, Inc	2,752
26,755	e	Barnes Group, Inc	534
30,944	e*	Beacon Roofing Supply, Inc	681

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)
7,060		BlueLinx Holdings, Inc	$92
39,742		BorgWarner, Inc	2,587
21,864	e	Building Material Holding Corp	609
7,176		Castle (A.M.) & Co	231
15,920	*	Conceptus, Inc	217
82,295	*	Cytyc Corp	2,087
13,898	*	Digi International, Inc	174
13,174	*	Drew Industries, Inc	427
7,389,636	d	General Electric Co	243,562
26,458	e*	Genesis Microchip, Inc	306
78,096		IKON Office Solutions, Inc	984
95,160	*	Ingram Micro, Inc (Class A)	1,725
34,716	*	Insight Enterprises, Inc	661
19,381	*	Interline Brands, Inc	453
13,159	*	Keystone Automotive Industries, Inc	556
42,424		Knight Transportation, Inc	857
3,000		Lawson Products, Inc	118
31,919	*	LKQ Corp	607
15,714	*	Merge Technologies, Inc	194
3,818	*	MWI Veterinary Supply, Inc	139
85,615		Omnicare, Inc	4,060
28,836		Owens & Minor, Inc	825
99,949	e*	Patterson Cos, Inc	3,491
37,424	e	PEP Boys-Manny Moe & Jack	439
37,580	e	Pool Corp	1,640
47,725	e*	PSS World Medical, Inc	842
23,096		Reliance Steel & Aluminum Co	1,916
19,445	e	Ryerson Tull, Inc	525
39,380	*	Tech Data Corp	1,509
808	v*	Timco Aviation Services, Inc	-	^
26,379	*	Tyler Technologies, Inc	296
54,621		W.W. Grainger, Inc	4,109
34,294	*	WESCO International, Inc	2,366
8,587	e*	West Marine, Inc	116
		TOTAL WHOLESALE TRADE-DURABLE GOODS	285,229

WHOLESALE TRADE-NONDURABLE GOODS - 0.79%
48,102		Airgas, Inc	1,792
31,521	*	Akorn, Inc	125
59,409		Alliance One International, Inc	264
32,869	*	Allscripts Healthcare Solutions, Inc	577
43,792		Brown-Forman Corp (Class B)	3,129
296,809		Cardinal Health, Inc	19,094
21,391	e*	Central European Distribution Corp	538
7,034	*	Core-Mark Holding Co, Inc	252
96,667	*	Dean Foods Co	3,595
92,892	*	Endo Pharmaceuticals Holdings, Inc	3,064
2,908	*	Green Mountain Coffee Roasters, Inc	117
21,948	*	Hain Celestial Group, Inc	565
62,653	*	Henry Schein, Inc	2,928
6,203		Kenneth Cole Productions, Inc (Class A)	139
19,366		K-Swiss, Inc (Class A)	517
2,095	*	Maui Land & Pineapple Co, Inc	79
35,438		Men's Wearhouse, Inc	1,074
18,114		Myers Industries, Inc	311
8,977	e	Nash Finch Co	191
135,817		Nike, Inc (Class B)	11,001
38,826		Nu Skin Enterprises, Inc (Class A)	577
11,120	*	Nuco2, Inc	267

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

				MATURITY	VALUE
SHARES			RATE	DATE	(000)
24,523	e*	Performance Food Group Co			$745
6,666	*	Perry Ellis International, Inc			169
320,997		Safeway, Inc			8,346
17,687	*	School Specialty, Inc			563
8,100	*	Smart & Final, Inc			136
22,616	e*	Source Interlink Cos, Inc			269
14,127		Spartan Stores, Inc			207
25,507		Stride Rite Corp			336
445,087	e	Sysco Corp			13,602
67,174	*	Terra Industries, Inc			428
9,068		The Andersons, Inc			377
25,451	*	Tractor Supply Co			1,407
30,443	e*	United Natural Foods, Inc			1,005
24,300	*	United Stationers, Inc			1,199
6,399		Valhi, Inc			157
1,903		Valley National Gases, Inc			50
9,361	*	Volcom, Inc			299
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS			79,491

		TOTAL COMMON STOCKS			10,073,246
		(Cost $7,984,363)

WARRANTS - 0.00% **
		COMMUNICATIONS - 0.00% **
27	e,v*	RCN Corp Wts			-	^
		TOTAL COMMUNICATIONS			-	^

		TOTAL WARRANTS			-	^
		(Cost $0)
PRINCIPAL

SHORT-TERM INVESTMENTS - 3.40%

COMMERCIAL PAPER - 0.57%
$ 17,000,000	c,d	CC (USA), Inc	5.030	07/10/06	16,982
5,000,000	c,d	Concentrate Manufacturing Co	5.070	07/10/06	4,995
13,900,000	c	Govco, Inc	5.320	09/18/06	13,739
17,000,000	c	Kitty Hawk Funding Corp	5.280	07/20/06	16,950
4,200,000	c,d	Yorktown Capital, LLC	5.300	07/07/06	4,198
		TOTAL COMMERCIAL PAPER			56,864

U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES - 2.83%
112,200,000		Federal Home Loan Bank (FHLB)	4.950	07/03/06	112,200
40,220,000		FHLB	5.060	07/05/06	40,208
26,650,000		FHLB	5.060	07/06/06	26,639
100,000,000	d	FHLB	5.070	07/18/06	99,746
7,190,000		FHLB	5.200	08/11/06	7,150
		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES			285,943

		TOTAL SHORT-TERM INVESTMENTS			342,807
		(Cost $342,765)

		TOTAL PORTFOLIO - 103.17%			10,416,053
		(Cost $8,327,128)
		OTHER ASSETS & LIABILITIES, NET - (3.17%)			(319,749)

		NET ASSETS - 100.00%			$10,096,304

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

*	Non-income producing
**	Percentage represents less than 0.01%
^	Amount represents less than $1,000
b	In bankruptcy
c	Commercial Paper issued under the Private Placement exemption under Section 4(2)
of the Securities Act of 1933.
d	All or a portion of these securities have been segregated by the Custodian to cover margin or other requirements on open futures contracts.
e	All or a portion of these securities are out on loan.
v	Security valued at fair value.

Cost amounts are in thousands.

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Accounts use more specific industry categories in following their investment limitations on industry concentration.

	NUMBER OF	MARKET	EXPIRATION	UNREALIZED
OPEN FUTURES CONTRACTS:	CONTRACTS	VALUE	DATE	GAIN
E-mini Russell 2000 Index	6	$ 438,900	September 2006	$ 20,027
E-mini S&P 500 Index	44	2,814,680	September 2006	37,792
		$ 3,253,580		$ 57,819

COLLEGE RETIREMENT EQUITIES FUND - Bond Market Account

COLLEGE RETIREMENT EQUITIES FUND
BOND MARKET ACCOUNT
STATEMENT OF INVESTMENTS (Unaudited)
June 30, 2006
					MOODYS
				MATURITY	RATING +	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)
BONDS - 98.15%

CORPORATE BONDS - 31.71%

AMUSEMENT AND RECREATION SERVICES - 0.09%
$ 2,000,000	e	Caesars Entertainment, Inc	7.875	03/15/10	Ba2	$2,075
2,000,000		Caesars Entertainment, Inc	7.000	04/15/13	Baa3	2,028
1,450,000		Harrah's Operating Co, Inc	6.500	06/01/16	Baa3	1,414
		TOTAL AMUSEMENT AND RECREATION SERVICES				5,517

AUTO REPAIR, SERVICES AND PARKING - 0.05%
3,000,000		PHH Corp	7.125	03/01/13	Baa1	3,013
		TOTAL AUTO REPAIR, SERVICES AND PARKING				3,013

ASSET BACKED - 2.62%
435,322		AQ Finance NIM Trust Series 2004-RN2	5.523	04/25/09	Aaa	435
385,702	v	AQ Finance NIM Trust Series 2004-RN3	5.503	05/25/09	Aaa	386
206,161		Asset Backed Funding Corp NIM Trust Series 2005-WMC1 (Class N1)	5.900	07/26/35	N/R	206
10,000,000		Centex Home Equity Series 2004-C (Class AF5)	5.980	06/25/34	Aaa	9,540
1,100,000		Centex Home Equity Series 2004-D (Class MF2)	5.560	09/25/34	A2	1,070
422,023		Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1A2)	3.777	01/25/22	Aaa	421
1,375,000		Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1B)	5.700	02/25/34	Baa2	1,318
3,500,000		Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1M1)	5.700	02/25/34	Aa2	3,446
1,750,000		Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1M2)	5.700	02/25/34	Aa2	1,713
2,300,000	e	Chase Manhattan Auto Owner Trust Series 2004-A (Class A4)	2.830	09/15/10	Aaa	2,230
10,000,000		CIT Equipment Collateral Series 2005-VT1 (Class A4)	4.360	11/20/12	Aaa	9,801
5,749,374		CIT Group Home Equity Loan Trust Series 2002-1 (Class AF6)	6.200	02/25/30	Aaa	5,774
613,536		CIT Group Home Equity Loan Trust Series 2002-2 (Class MF2)	6.390	12/25/30	A2	610
17,416		Countrywide Asset-Backed Certificates Series 2004-3N	5.523	05/25/09	Aaa	17
2,107,544		Countrywide Home Equity Loan Trust Series 2004-B (Class 1A)	5.419	02/15/29	Aaa	2,110
6,872,438		Detroit Edison Securitization Funding LLC Series 2001-1 (Class A3)	5.875	03/01/10	Aaa	6,891
6,372,000		GMAC Mortgage Corporation Loan Trust 2006-HLTV A3	5.590	10/25/29	Aaa	6,304
2,600,000		GMAC Mortgage Corporation Loan Trust 2006-HLTV A4	5.810	10/25/29	Aaa	2,554
7,751,672		Golden Securities Corp Series 2003-A (Class A1)	5.409	12/02/13	Aaa	7,685
5,000,000		GSAMP Trust Series 2004-WF (Class M1)	5.903	10/25/34	Aa2	5,038
8,078,000		Household Automotive Trust Series 2003-2 (Class A4)	3.020	12/17/10	Aaa	7,870
3,000,000		IXIS Real Estate Capital Trust Series 2006-HE1 (Class A2)	5.463	03/25/36	Aaa	3,001
350,000	v	Long Beach Asset Holdings Corp Series 2006-4 (Class N1)	5.877	06/25/46	N/R	350
4,511,085		Peco Energy Transition Trust Series 1999-A (Class A6)	6.050	03/01/09	Aaa	4,521
10,000,000		Peco Energy Transition Trust Series 1999-A (Class A7)	6.130	03/01/09	Aaa	10,068
6,286,656		Public Service New Hampshire Funding LLC Series 2001-1 (Class A2)	5.730	11/01/10	Aaa	6,304
12,000,000		Residential Asset Mortgage Products, Inc Series 2004-RS11 (Class M1)	5.943	11/25/34	Aa1	12,079
1,403,070		Residential Asset Securities Corp Series 2001-KS2 (Class AI6)	6.489	10/25/30	Aaa	1,404
8,000,000		Residential Funding Mortgage Securities II, Inc Series 2006-H12 (Class A2)	5.750	02/25/36	Aaa	7,967
5,014,000		Residential Funding Mortgage Securities II, Inc Series 2006-HI1 (Class A3)	5.570	02/25/36	Aaa	4,956
2,500,000		Residential Funding Mortgage Securities II, Inc Series 2006-HI1 (Class M1)	6.010	02/25/36	Aa1	2,455
250,000		Residential Funding Mortgage Securities II, Inc Series 2006-HI1 (Class M2)	6.060	02/25/36	Aa2	246
9,862,000		Residential Funding Mortgage Securities II, Inc Series 2006-HSA2 (Class AI3)	5.550	03/25/36	Aaa	9,752
5,000,000	h,v	Sierra Receivables Funding Co Series 2006-1A (Class A1)	5.840	05/20/18	Aaa	4,999
8,542,643		Wachovia Loan Trust Series 2005-SD1 (Class A)	5.683	05/25/35	N/R	8,547
		TOTAL ASSET BACKED				152,068

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.24%
8,000,000		Home Depot, Inc	5.400	03/01/16	Aa3	7,669

COLLEGE RETIREMENT EQUITIES FUND - Bond Market Account
					MOODYS
				MATURITY	RATING +	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)
$ 5,750,000		Lowe's Cos, Inc	8.250	06/01/10	A2	$6,254
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES				13,923

BUSINESS SERVICES - 0.11%
2,000,000		Advanstar Communications, Inc	10.750	08/15/10	B3	2,145
4,000,000		Cendant Corp	7.375	01/15/13	Baa1	4,375
		TOTAL BUSINESS SERVICES				6,520

CHEMICALS AND ALLIED PRODUCTS - 0.59%
10,000,000		Abbott Laboratories	5.625	07/01/06	Aa3	10,000
6,500,000		Abbott Laboratories	5.600	05/15/11	Aa3	6,462
3,500,000		Chemtura Corp	6.875	06/01/16	Ba1	3,382
2,750,000	e	Genentech, Inc	5.250	07/15/35	A1	2,368
2,500,000		Lubrizol Corp	4.625	10/01/09	Baa3	2,388
5,650,000		Lubrizol Corp	5.500	10/01/14	Baa3	5,297
5,000,000		Merck & Co, Inc	4.750	03/01/15	Aa3	4,567
		TOTAL CHEMICALS AND ALLIED PRODUCTS				34,464

COMMUNICATIONS - 2.31%
3,750,000		America Movil S.A. de C.V.	6.375	03/01/35	A3	3,296
9,500,000		AT&T, Inc	5.100	09/15/14	A2	8,813
2,000,000	e	AT&T, Inc	6.150	09/15/34	A2	1,836
11,521,001		Comcast Cable Communications Holdings, Inc	8.375	03/15/13	Baa3	12,785
2,500,000		Comcast Corp	5.900	03/15/16	Baa2	2,400
6,000,000	e	Comcast Corp	5.650	06/15/35	Baa2	5,101
2,750,000		Comcast Corp	6.500	11/15/35	Baa2	2,597
2,000,000		COX Communications, Inc	4.625	01/15/10	Baa3	1,910
5,250,000		COX Communications, Inc	4.625	06/01/13	Baa2	4,709
2,000,000		COX Communications, Inc	5.450	12/15/14	Baa3	1,854
2,500,000	g	COX Enterprises, Inc	4.375	05/01/08	Baa1	2,420
4,000,000		Deutsche Telekom International Finance BV	8.250	06/15/30	Aa2	4,620
4,250,000		France Telecom SA	7.750	03/01/11	Baa2	4,568
1,750,000		Gray Television, Inc	9.250	12/15/11	B2	1,820
1,150,000		GTE Corp	6.840	04/15/18	Baa1	1,164
4,000,000		New Cingular Wireless Services, Inc	7.875	03/01/11	Baa2	4,311
4,750,000		New Cingular Wireless Services, Inc	8.750	03/01/31	Baa2	5,793
500,000		Rogers Cable, Inc	6.750	03/15/15	Ba3	476
2,500,000	e	Rogers Wireless, Inc	7.500	03/15/15	Ba3	2,525
12,750,000		Sprint Capital Corp	8.375	03/15/12	Baa3	14,097
4,000,000		Telecom Italia Capital S.A.	4.875	10/01/10	Baa2	3,822
7,500,000		Telecom Italia Capital S.A.	6.375	11/15/33	Baa2	6,767
10,000,000		Verizon Communications, Inc	5.550	02/15/16	A3	9,403
4,250,000		Verizon Global Funding Corp	7.375	09/01/12	A2	4,520
2,250,000		Verizon Global Funding Corp	5.850	09/15/35	A3	1,948
6,500,000		Verizon Virginia, Inc	4.625	03/15/13	Aa3	5,833
5,000,000		Verizon Wireless Capital LLC	5.375	12/15/06	A2	4,994
4,850,000		Viacom, Inc	5.750	04/30/11	Baa3	4,766
3,500,000	e	Viacom, Inc	6.875	04/30/36	Baa3	3,417
2,000,000	e	Vodafone Group plc	5.000	12/16/13	A3	1,843
		TOTAL COMMUNICATIONS				134,408

DEPOSITORY INSTITUTIONS - 3.58%
4,000,000	e	Bank of America Corp	6.250	04/15/12	Aa2	4,091
8,750,000	e	Bank of America Corp	4.875	01/15/13	Aa2	8,302
5,000,000	e	Bank of America Corp	4.750	08/15/13	Aa3	4,672
1,500,000		Bank of America Corp	5.375	06/15/14	Aa2	1,453
9,500,000		Bank of America NA	6.000	06/15/16	Aa2e	9,530
1,500,000	e	Bank One Corp	5.900	11/15/11	A1	1,505
2,750,000	e	Bank One Corp	5.250	01/30/13	A1	2,641

COLLEGE RETIREMENT EQUITIES FUND - Bond Market Account
					MOODYS
				MATURITY	RATING +	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)
$ 7,000,000		Bank One NA	5.500	03/26/07	Aa2	$6,991
5,000,000	e	Bank One NA	3.700	01/15/08	Aa2	4,859
4,000,000		BB&T Corp	6.500	08/01/11	A2	4,125
5,250,000	g	BOI Capital Funding No. 2 LP	5.571	12/30/49	A2	4,847
4,000,000		Capital One Bank	5.125	02/15/14	Baa2	3,763
4,500,000	e	Citigroup, Inc	5.125	02/14/11	Aa1	4,394
18,500,000		Citigroup, Inc	5.125	05/05/14	Aa1	17,621
6,655,000		Citigroup, Inc	5.000	09/15/14	Aa2	6,225
3,000,000		Citigroup, Inc	5.875	02/22/33	Aa2	2,790
3,000,000		Golden West Financial Corp	4.125	08/15/07	A1	2,951
3,500,000		Golden West Financial Corp	4.750	10/01/12	A1	3,303
2,000,000		Greenpoint Financial Corp	3.200	06/06/08	Baa1	1,904
5,000,000		International Finance Corp	5.125	05/02/11	Aaa	4,942
1,000,000	e	JPMorgan Chase & Co	7.875	06/15/10	A2	1,073
4,500,000		JPMorgan Chase & Co	4.500	01/15/12	Aa3	4,220
5,500,000	e	JPMorgan Chase & Co	6.625	03/15/12	A1	5,693
4,000,000		KeyBank NA	5.000	07/17/07	A1	3,975
2,000,000		M&I Marshall & Ilsley Bank	4.125	09/04/07	Aa3	1,965
5,700,000		M&I Marshall & Ilsley Bank	4.400	03/15/10	Aa3	5,450
4,000,000		MBNA America Bank NA	4.625	08/03/09	Baa1	3,884
5,000,000		Mellon Funding Corp	4.875	06/15/07	A1	4,962
5,000,000		PNC Funding Corp	5.750	08/01/06	A2	5,000
3,250,000		Popular North America, Inc	5.650	04/15/09	A3	3,222
4,250,000	e,g	Rabobank Capital Funding Trust	5.254	12/30/49	Aa2	3,893
2,500,000		Regions Financial Corp	6.375	05/15/12	A2	2,557
4,500,000		Suntrust Bank	7.250	09/15/06	Aa3	4,512
2,000,000		Union Bank of California NA	5.950	05/11/16	A2	1,975
2,500,000		US Bank NA	5.700	12/15/08	Aa2	2,500
5,000,000		US Bank NA	6.300	02/04/14	Aa3	5,121
12,750,000	e	Wachovia Bank N.A.	4.800	11/01/14	Aa3	11,751
5,000,000		Wachovia Capital Trust III	5.800	12/30/49	A2	4,852
4,500,000		Wachovia Corp	5.250	08/01/14	A1	4,278
7,000,000		Washington Mutual Bank	4.500	08/25/08	A2	6,825
4,500,000		Washington Mutual Bank	5.500	01/15/13	A3	4,359
8,000,000		Wells Fargo & Co	4.200	01/15/10	Aa1	7,638
3,000,000		Wells Fargo & Co	4.875	01/12/11	Aa1	2,904
5,000,000		Wells Fargo & Co	4.950	10/16/13	Aa2	4,728
		TOTAL DEPOSITORY INSTITUTIONS				208,246

EATING AND DRINKING PLACES - 0.03%
2,000,000		Aramark Services, Inc	5.000	06/01/12	Baa3	1,786
		TOTAL EATING AND DRINKING PLACES				1,786

ELECTRIC, GAS, AND SANITARY SERVICES - 1.73%
2,000,000	e	AGL Capital Corp	6.000	10/01/34	Baa1	1,836
2,500,000		Atmos Energy Corp	4.000	10/15/09	Baa3	2,377
4,500,000		Carolina Power & Light Co	5.125	09/15/13	A3	4,260
2,750,000	e	Carolina Power & Light Co	5.700	04/01/35	A3	2,492
4,250,000		CenterPoint Energy Resources Corp	7.875	04/01/13	Ba1	4,623
4,750,000	e	Consolidated Edison Co of New York	5.375	12/15/15	A1	4,555
3,500,000		Consolidated Natural Gas Co	6.250	11/01/11	A3	3,568
4,250,000		Consolidated Natural Gas Co	5.000	12/01/14	A3	3,920
2,000,000	e	Duke Capital LLC	6.250	02/15/13	Baa2	2,001
9,000,000	e	FirstEnergy Corp	6.450	11/15/11	Baa2	9,163
3,400,000	e	Florida Power & Light Co	4.850	02/01/13	Aa3	3,227
3,500,000		Florida Power Corp	4.500	06/01/10	A2	3,370
4,000,000		National Fuel Gas Co	5.250	03/01/13	A3	3,826
3,000,000		National Rural Utilities Cooperative Finance Corp	5.750	08/28/09	A2	3,025
3,500,000		Nevada Power Co	6.650	04/01/36	Ba1	3,306

COLLEGE RETIREMENT EQUITIES FUND - Bond Market Account
					MOODYS
				MATURITY	RATING +	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)
$ 4,500,000		Northern Border Pipeline Co	6.250	05/01/07	A3	$4,510
2,250,000	e	Northern States Power Co	6.250	06/01/36	A2	2,233
2,500,000		Northern States Power-Minnesota	5.250	07/15/35	A2	2,165
2,500,000		Ohio Edison Co	4.000	05/01/08	Baa2	2,418
3,500,000		Ohio Power Co	5.300	11/01/10	A3	3,423
6,000,000	e	Pacific Gas & Electric Co	4.200	03/01/11	Baa1	5,610
2,000,000	e	Public Service Co of Colorado	7.875	10/01/12	A3	2,207
2,500,000	e	Public Service Co of Colorado	5.500	04/01/14	Baa1	2,431
2,750,000		Southern California Edison Co	6.000	01/15/34	Baa2	2,637
3,250,000		Southern California Edison Co	5.350	07/15/35	A3	2,815
4,500,000		Virginia Electric and Power Co	4.750	03/01/13	A3	4,174
2,000,000		Waste Management, Inc	7.750	05/15/32	Ba1	2,271
1,500,000		Westar Energy, Inc	6.000	07/01/14	Baa2	1,485
3,000,000		Wisconsin Electric Power	5.625	05/15/33	Aa3	2,744
4,000,000		Xcel Energy, Inc	6.500	07/01/36	Baa1	3,960
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES				100,632

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 0.30%
7,500,000	e	Cisco Systems, Inc	5.250	02/22/11	A1	7,358
2,500,000	e	Cisco Systems, Inc	5.500	02/22/16	A1	2,395
4,000,000	e	Emerson Electric Co	4.500	05/01/13	A2	3,714
4,000,000		International Business Machines Corp	6.220	08/01/27	A1	4,002
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				17,469

FABRICATED METAL PRODUCTS - 0.17%
3,000,000		Crane Co	5.500	09/15/13	Baa2	2,850
3,500,000		Fortune Brands, Inc	5.125	01/15/11	Baa2	3,352
3,750,000		Fortune Brands, Inc	4.875	12/01/13	A2	3,429
		TOTAL FABRICATED METAL PRODUCTS				9,631

FOOD AND KINDRED PRODUCTS - 0.53%
3,000,000	e	Anheuser-Busch Cos, Inc	4.700	04/15/12	A1	2,847
4,000,000	e	Bottling Group LLC	4.625	11/15/12	A3	3,753
1,750,000		Bunge Ltd Finance Corp	5.875	05/15/13	Baa3	1,705
2,750,000	e	Bunge Ltd Finance Corp	5.100	07/15/15	Baa2	2,501
3,500,000		Cia Brasileira de Bebidas	8.750	09/15/13	Baa3	3,887
5,000,000		Coors Brewing Co	6.375	05/15/12	Baa2	5,082
2,500,000	g	Foster's Finance Corp	4.875	10/01/14	Baa2	2,285
3,000,000		Kellogg Co	7.450	04/01/31	Baa1	3,394
4,000,000	e	Kraft Foods, Inc	6.500	11/01/31	A3	3,982
1,250,000		WM Wrigley Jr Co	4.650	07/15/15	A1	1,145
		TOTAL FOOD AND KINDRED PRODUCTS				30,581

FOOD STORES - 0.18%
2,000,000		Delhaize America, Inc	8.125	04/15/11	Ba1	2,103
3,500,000		Kroger Co	7.250	06/01/09	Baa3	3,621
2,500,000		Kroger Co	6.800	04/01/11	Baa3	2,558
2,325,000		Safeway, Inc	4.125	11/01/08	Baa2	2,233
		TOTAL FOOD STORES				10,515

FORESTRY - 0.05%
2,665,000		Weyerhaeuser Co	5.950	11/01/08	Baa2	2,663
		TOTAL FORESTRY				2,663

GENERAL BUILDING CONTRACTORS - 0.43%
3,250,000	e	Centex Corp	5.250	06/15/15	Baa2	2,903
3,000,000		DR Horton, Inc	9.750	09/15/10	Ba2	3,306
5,000,000	e	DR Horton, Inc	5.375	06/15/12	Baa3	4,644
4,500,000		DR Horton, Inc	6.500	04/15/16	Baa3	4,315

COLLEGE RETIREMENT EQUITIES FUND - Bond Market Account
					MOODYS
				MATURITY	RATING +	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)
$ 4,850,000		KB Home	6.250	06/15/15	Ba1	$4,312
5,500,000	e	Lennar Corp	6.500	04/15/16	Baa2	5,318
		TOTAL GENERAL BUILDING CONTRACTORS				24,798

GENERAL MERCHANDISE STORES - 0.35%
7,000,000		Target Corp	4.000	06/15/13	A2	6,325
7,000,000	e	Wal-Mart Stores, Inc	4.000	01/15/10	Aa2	6,645
7,750,000	e	Wal-Mart Stores, Inc	4.125	02/15/11	Aa2	7,290
		TOTAL GENERAL MERCHANDISE STORES				20,260

HEALTH SERVICES - 0.09%
5,650,000		Laboratory Corp of America Holdings	5.625	12/15/15	Baa3	5,401
		TOTAL HEALTH SERVICES				5,401

HOLDING AND OTHER INVESTMENT OFFICES - 0.63%
3,750,000	e	Archstone-Smith Trust	5.750	03/15/16	Baa1	3,631
5,000,000	e	Brookfield Asset Management, Inc	7.125	06/15/12	Baa3	5,187
5,000,000		Camden Property Trust	5.875	06/01/07	Baa2	5,005
4,000,000		Colonial Properties Trust	6.250	06/15/14	Baa3	3,958
3,350,000		Health Care REIT, Inc	6.200	06/01/16	Baa3	3,209
4,500,000	e	iStar Financial, Inc	5.150	03/01/12	Baa3	4,267
3,650,000	e	iStar Financial, Inc	5.700	03/01/14	Ba1	3,519
4,000,000	g	Mantis Reef Ltd	4.799	11/03/09	A3	3,841
4,000,000		Simon Property Group Lp	5.750	05/01/12	Baa1	3,963
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES				36,580

HOTELS AND OTHER LODGING PLACES - 0.06%
2,000,000		Boyd Gaming Corp	8.750	04/15/12	B1	2,095
1,750,000		MGM Mirage	6.000	10/01/09	Ba1	1,702
		TOTAL HOTELS AND OTHER LODGING PLACES				3,797

INDUSTRIAL MACHINERY AND EQUIPMENT - 0.16%
8,250,000	e	Dover Corp	4.875	10/15/15	A2	7,646
1,500,000		Kennametal, Inc	7.200	06/15/12	Ba1	1,560
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT				9,206

INSTRUMENTS AND RELATED PRODUCTS - 0.16%
3,000,000	e	Johnson & Johnson	3.800	05/15/13	Aaa	2,710
5,000,000		Medtronic, Inc	4.750	09/15/15	A1	4,583
2,000,000		Thermo Electron Corp	5.000	06/01/15	Baa1	1,823
		TOTAL INSTRUMENTS AND RELATED PRODUCTS				9,116

INSURANCE CARRIERS - 0.92%
6,250,000		Aetna, Inc	6.625	06/15/36	A3	6,225
5,000,000	g	AIG SunAmerica Global Financing VI	6.300	05/10/11	Aaa	5,109
4,250,000	e	Allstate Corp	5.000	08/15/14	A1	3,996
5,000,000	e	American International Group, Inc	5.050	10/01/15	Aa2	4,660
3,600,000		ING Groep NV	5.775	12/30/49	A2	3,372
4,000,000	g	John Hancock Global Funding II	7.900	07/02/10	Aa3	4,342
3,750,000	e,g	Liberty Mutual Group, Inc	6.500	03/15/35	Baa3	3,274
3,000,000	e	Metlife, Inc	5.375	12/15/12	A2	2,910
5,000,000		Metlife, Inc	5.000	06/15/15	A2	4,628
2,500,000		Metlife, Inc	5.700	06/15/35	A2	2,233
4,000,000		UnitedHealth Group, Inc	5.250	03/15/11	A2	3,901
2,000,000		WellPoint, Inc	5.000	01/15/11	Baa1	1,930
5,000,000	e	WellPoint, Inc	5.250	01/15/16	Baa1	4,690
2,250,000		WellPoint, Inc	5.850	01/15/36	Baa1	2,022
		TOTAL INSURANCE CARRIERS				53,292

COLLEGE RETIREMENT EQUITIES FUND - Bond Market Account
					MOODYS
				MATURITY	RATING +	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)
METAL MINING - 0.20%
$ 5,900,000		Barrick Gold Finance Co	4.875	11/15/14	Baa1	$5,435
3,500,000	e,g	Corp Nacional del Cobre de Chile - CODELCO	4.750	10/15/14	Aa3	3,199
3,000,000		Vale Overseas Ltd	6.250	01/11/16	Baa3	2,878
		TOTAL METAL MINING				11,512

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.11%
3,250,000	g	Controladora Mabe SA CV	6.500	12/15/15	N/R	3,120
3,500,000		Tyco International Group SA	5.800	08/01/06	Baa3	3,500
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES				6,620

MISCELLANEOUS RETAIL - 0.10%
2,500,000		CVS Corp	4.000	09/15/09	Baa2	2,368
3,500,000		CVS Corp	4.875	09/15/14	Baa2	3,199
		TOTAL MISCELLANEOUS RETAIL				5,567

MOTION PICTURES - 0.54%
2,500,000		Historic TW, Inc	6.625	05/15/29	Baa1	2,411
4,250,000		News America, Inc	7.625	11/30/28	Baa3	4,500
5,000,000		News America, Inc	6.200	12/15/34	Baa3	4,551
16,250,000	e	Time Warner, Inc	6.875	05/01/12	Baa1	16,780
3,000,000		Walt Disney Co	5.500	12/29/06	A3	3,000
		TOTAL MOTION PICTURES				31,242

NONDEPOSITORY INSTITUTIONS - 2.62%
3,500,000		American Honda Finance Corp	5.125	12/15/10	A1	3,414
3,000,000	e	Capital One Financial Corp	5.500	06/01/15	Baa3	2,840
4,500,000		Caterpillar Financial Services Corp	2.700	07/15/08	A2	4,249
5,750,000		CIT Group Funding Co of Canada	4.650	07/01/10	A2	5,507
5,000,000		CIT Group, Inc	5.200	11/03/10	A2	4,875
4,250,000		CIT Group, Inc	5.125	09/30/14	A2	3,974
1,750,000	e	Countrywide Home Loans, Inc	4.000	03/22/11	A3	1,606
9,000,000		Ford Motor Credit Co	5.700	01/15/10	Ba2	7,884
28,000,000		General Electric Capital Corp	6.000	06/15/12	Aaa	28,308
11,750,000		General Motors Acceptance Corp	5.625	05/15/09	A3	11,176
3,000,000		HSBC Capital Funding Lp	4.610	12/30/49	A2	2,695
10,000,000		HSBC Finance Corp	5.250	01/14/11	Aa3	9,768
11,750,000	e	HSBC Finance Corp	5.700	06/01/11	Aa3	11,671
4,000,000		HSBC Finance Corp	5.250	04/15/15	A1	3,764
6,500,000		HSBC Finance Corp	5.500	01/19/16	A1	6,199
1,750,000	e	International Lease Finance Corp	5.450	03/24/11	A1	1,715
2,000,000		John Deere Capital Corp	4.500	08/25/08	A3	1,954
1,900,000		John Deere Capital Corp	7.000	03/15/12	A3	1,999
4,000,000		MBNA America Bank NA	5.375	01/15/08	Baa1	3,983
4,000,000		MBNA Corp	6.125	03/01/13	Aa2	4,053
6,000,000		MBNA Corp	5.000	06/15/15	Aa2	5,601
3,000,000	g	Pricoa Global Funding I	3.900	12/15/08	Aa3	2,876
5,000,000		Residential Capital Corp	6.125	11/21/08	Baa3	4,934
10,375,000		Residential Capital Corp	6.500	04/17/13	Baa3	10,158
4,250,000		SLM Corp	4.000	01/15/10	A2	4,015
3,500,000	e	Toyota Motor Credit Corp	2.875	08/01/08	Aaa	3,306
		TOTAL NONDEPOSITORY INSTITUTIONS				152,524

OIL AND GAS EXTRACTION - 1.12%
2,000,000		Anadarko Finance Co	6.750	05/01/11	Baa1	2,057
3,000,000		Baker Hughes, Inc	6.875	01/15/29	A2	3,215
3,500,000		BJ Services Co	5.750	06/01/11	Baa1	3,466
2,000,000		Burlington Resources Finance Co	6.400	08/15/11	A2	2,059
7,750,000		Burlington Resources Finance Co	7.200	08/15/31	A2	8,607

COLLEGE RETIREMENT EQUITIES FUND - Bond Market Account
					MOODYS
				MATURITY	RATING +	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)
$ 6,500,000		Chesapeake Energy Corp	6.500	08/15/17	Ba2	$5,931
7,000,000		Conoco Funding Co	6.350	10/15/11	Baa1	7,170
2,500,000		Devon Energy Corp	2.750	08/01/06	Baa2	2,494
4,000,000	g	Empresa Nacional de Petroleo ENAP	6.750	11/15/12	Baa1	4,129
2,500,000		Enterprise Products Operating Lp	4.625	10/15/09	Baa3	2,396
4,000,000		Equitable Resources, Inc	5.150	11/15/12	A2	3,855
4,250,000	e	Nexen, Inc	5.050	11/20/13	Baa2	3,998
4,250,000		PC Financial Partnership	5.000	11/15/14	Baa2	3,910
3,750,000	e	Pemex Project Funding Master Trust	5.750	12/15/15	Baa1	3,482
4,000,000	e	Petro-Canada	5.950	05/15/35	Baa2	3,668
3,000,000		Plains All American Pipeline Lp	5.625	12/15/13	Baa3	2,866
2,000,000	e	XTO Energy, Inc	6.100	04/01/36	Baa3	1,816
		TOTAL OIL AND GAS EXTRACTION				65,119

OTHER MORTGAGE BACKED SECURITIES - 8.08%
10,000,000		Banc of America Commercial Mortgage, Inc Series 2004-4 (Class A6)	4.877	07/10/42	N/R	9,358
13,955,000		Banc of America Commercial Mortgage, Inc Series 2005-1 (Class B)	4.999	11/10/42	N/R	13,285
1,630,000		Banc of America Commercial Mortgage, Inc Series 2005-5 (Class AJ)	5.331	10/10/45	A	1,545
2,650,000		Banc of America Commercial Mortgage, Inc Series 2005-6 (Class AJ)	5.354	09/10/47	Aaa	2,515
3,000,000		Banc of America Commercial Mortgage, Inc Series 2006-2 (Class A4)	5.741	05/10/45	N/R	2,982
14,756,093		Banc of America Mortgage Securities Series 2006-1 (Class A8)	6.000	05/01/36	Aaa	14,709
804,152		Bank of America Alternative Loan Trust Series 2004-8 (Class 3A1)	5.500	09/25/19	Aaa	788
10,000,000		Bear Stearns Commercial Mortgage Securities Series 2004-PWR5 (Class A5)	4.978	07/11/42	Aaa	9,423
9,225,000		Bear Stearns Commercial Mortgage Securities Series 2005-PW10 (Class AJ)	5.614	12/11/40	Aaa	8,942
8,000,000		Bear Stearns Commercial Mortgage Securities Series 2006-PW11 (Class A4)	5.625	03/11/39	N/R	7,801
5,300,000		Bear Stearns Commercial Mortgage Securities Series 2006-PW12 (Class A4)	5.712	09/11/38	Aaa	5,261
3,000,000		Bear Stearns Commercial Mortgage Securities Series 2006-T22 (Class A4)	5.634	04/12/38	Aaa	2,934
30,000,000		Countrywide Alternative Loan Trust Series 2003-3T1 (Class A10)	5.500	05/25/33	N/R	29,461
6,295,134		Countrywide Alternative Loan Trust Series 2004-31T1 (Class A2)	5.673	09/25/34	N/R	6,306
16,000,000		Countrywide Alternative Loan Trust Series 2005-37T1 (Class A4)	5.500	09/25/35	Aaa	14,924
10,000,000		Countrywide Alternative Loan Trust Series 2005-J8 (Class 1A5)	5.500	07/25/35	Aaa	9,379
10,840,100		Countrywide Alternative Loan Trust Series 2006-12CB (Class A10)	5.673	05/25/36	Aaa	10,744
14,113,104		Countrywide Home Loan Mortgage Pass Through Trust Series 2005-17 (Class 1A10)	5.250	09/25/35	N/R	13,827
8,000,000		Credit Suisse Mortgage Capital Certificates Series 2006-C1 (Class A4)	5.609	02/15/39	N/R	7,806
5,400,000		Credit Suisse Mortgage Capital Certificates Series 2006-C2 (Class A3)	5.848	03/15/39	Aaa	5,333
14,000,000		Credit Suisse/Morgan Stanley Commerical Mortgage Certificate Series HC1A (Class A1)	5.389	05/15/23	Aaa	14,004
14,000,000		CS First Boston Mortgage Securities Corp Series 2001-CP4 (Class A4)	6.180	12/15/35	Aaa	14,222
29,749,122		CS First Boston Mortgage Securities Corp Series 2004-8 (Class 7A1)	6.000	12/25/34	N/R	29,424
19,196,466		CS First Boston Mortgage Securities Corp Series 2005-5 (Class 7A1)	6.000	07/25/35	Aaa	18,818
3,148,069		First Horizon Asset Securities, Inc Series 2003-9 (Class 1A4)	5.500	11/25/33	N/R	3,105
21,000,000		Ge Capital Commercial Mortgage Corp Series 2003-C2 (Class A4)	5.145	07/10/37	Aaa	20,179
18,000,000		Greenwich Capital Commercial Funding Corp Series 2004-GG1 (Class A7)	5.317	06/10/36	Aaa	17,382
14,250,000		JP Morgan Chase Commercial Mortgage Securities Corp Series 2002-C1 (Class A3)	5.376	07/12/37	Aaa	13,958
6,400,000		LB-UBS Commercial Mortgage Trust Series 2005-C3 (Class A2)	4.553	07/15/30	Aaa	6,155
4,000,000		LB-UBS Commercial Mortgage Trust Series 2005-C5 (Class AJ)	5.057	09/15/40	N/R	3,749
3,600,000		LB-UBS Commercial Mortgage Trust Series 2006-C4 (Class A4)	5.900	06/15/38	Aaa	3,622
16,009,974		MASTR Alternative Loans Trust Series 2004-8 (Class 5A1)	6.000	09/25/34	N/R	15,645
5,517,538		MASTR Asset Securitization Trust Series 2005-2 (Class 3A1)	5.000	10/25/20	AaA	5,359
5,400,000		Merrill Lynch Mortgage Trust Series 2005-LC1 (Class A4)	5.291	01/12/44	Aaa	5,168
2,500,000		Merrill Lynch Mortgage Trust Series 2006-C1 (Class A4)	5.844	05/12/39	N/R	2,474
4,700,000		Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-1 (Class A4)	5.620	02/12/39	N/R	4,576
19,000,000		Morgan Stanley Capital I Series 2005-HQ5 (Class A2)	4.809	01/14/42	N/R	18,456
12,000,000		Morgan Stanley Capital I Series 2006-HE1 (Class A2)	5.443	01/25/36	Aaa	12,006
8,000,000		Morgan Stanley Capital I Series 2006-HQ8 (Class AJ)	5.641	03/12/44	Aaa	7,763
7,500,000		Morgan Stanley Capital I Series 2006-IQ11 (Class A4)	5.775	10/15/42	N/R	7,458
6,200,000		Morgan Stanley Capital I Series 2006-IQ11 (Class AJ)	5.779	10/15/42	N/R	6,129
2,700,000		Morgan Stanley Capital I Series 2006-T21 (Class AJ)	5.273	10/12/52	Aaa	2,567
4,000,000		Wachovia Bank Commercial Mortgage Trust Series 2005-C20 (Class A7)	5.118	07/15/42	Aaa	3,785
10,000,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C24 (Class A3)	5.558	03/15/45	A	9,743

COLLEGE RETIREMENT EQUITIES FUND - Bond Market Account
					MOODYS
				MATURITY	RATING +	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)
$ 15,907,741		Washington Mutual, Inc Series 2003-S10 (Class A1)	4.500	10/25/18	N/R	$15,083
6,486,055		Wells Fargo Mortgage Backed Securities Trust Series 2004-7 (Class 1A1)	4.500	07/25/19	N/R	6,040
24,790,536		Wells Fargo Mortgage Backed Securities Trust Series 2005-1 (Class 2A1)	5.000	01/25/20	Aaa	24,124
1,737,868		Wells Fargo Mortgage Backed Securities Trust Series 2005-5 (Class 1A1)	5.000	05/25/20	Aaa	1,654
		TOTAL OTHER MORTGAGE BACKED SECURITIES				469,971

PAPER AND ALLIED PRODUCTS - 0.05%
3,150,000		Bemis Co	4.875	04/01/12	Baa1	2,930
		TOTAL PAPER AND ALLIED PRODUCTS				2,930

PETROLEUM AND COAL PRODUCTS - 0.03%
2,000,000	e	ConocoPhillips	5.900	10/15/32	A1	1,918
		TOTAL PETROLEUM AND COAL PRODUCTS				1,918

PIPELINES, EXCEPT NATURAL GAS - 0.47%
3,000,000		Enterprise Products Operating Lp	4.000	10/15/07	Baa3	2,936
3,500,000		Enterprise Products Operating Lp	4.950	06/01/10	Baa3	3,360
4,000,000		Enterprise Products Operating Lp	5.600	10/15/14	Baa3	3,787
2,000,000		Kaneb Pipe Line Operating Partnership Lp	5.875	06/01/13	Ba1	1,938
5,000,000		Kinder Morgan Finance Co ULC	5.700	01/05/16	Baa2	4,323
2,000,000		Panhandle Eastern Pipe Line	4.800	08/15/08	Baa3	1,959
3,000,000		Plains All American Pipeline Lp	4.750	08/15/09	Ba1	2,899
2,750,000		TransCanada Corp	5.850	03/15/36	A2	2,575
3,750,000	e	TransCanada Pipelines Ltd	4.000	06/15/13	A2	3,358
		TOTAL PIPELINES, EXCEPT NATURAL GAS				27,135

PRIMARY METAL INDUSTRIES - 0.18%
4,000,000		Alcan, Inc	5.000	06/01/15	Baa1	3,691
1,750,000		Alcan, Inc	5.750	06/01/35	Baa1	1,566
4,250,000	e	Alcoa, Inc	6.500	06/01/11	A1	4,370
1,000,000		Corning, Inc	5.900	03/15/14	Baa3	989
		TOTAL PRIMARY METAL INDUSTRIES				10,616

PRINTING AND PUBLISHING - 0.04%
2,500,000	e	Dun & Bradstreet Corp	5.500	03/15/11	N/R	2,463
		TOTAL PRINTING AND PUBLISHING				2,463

RAILROAD TRANSPORTATION - 0.36%
3,750,000		Burlington Northern Santa Fe Corp	6.750	07/15/11	Baa2	3,900
3,500,000		Canadian National Railway Co	4.400	03/15/13	Baa1	3,224
3,500,000		Canadian National Railway Co	6.200	06/01/36	A3	3,497
956,000		Norfolk Southern Corp	5.590	05/17/25	Baa1	885
1,044,000	e	Norfolk Southern Corp	7.250	02/15/31	Baa1	1,159
5,000,000		Union Pacific Corp	5.750	10/15/07	Baa2	5,001
3,000,000		Union Pacific Corp	6.500	04/15/12	Baa3	3,089
		TOTAL RAILROAD TRANSPORTATION				20,755

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.03%
1,750,000		Sealed Air Corp	5.375	04/15/08	Baa3	1,735
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS				1,735

SECURITY AND COMMODITY BROKERS - 1.44%
4,000,000		Bear Stearns Cos, Inc	5.700	11/15/14	A2	3,904
7,000,000	e	Credit Suisse First Boston USA, Inc	5.250	03/02/11	Aa3	6,833
3,000,000		Franklin Resources, Inc	3.700	04/15/08	A2	2,899
2,750,000	e	Goldman Sachs Group Lp	4.500	06/15/10	Aa3	2,627
3,250,000		Goldman Sachs Group, Inc	6.600	01/15/12	Aa3	3,347
2,000,000		Goldman Sachs Group, Inc	4.750	07/15/13	Aa3	1,857
3,750,000		Goldman Sachs Group, Inc	5.500	11/15/14	Aa3	3,602

COLLEGE RETIREMENT EQUITIES FUND - Bond Market Account
					MOODYS
				MATURITY	RATING +	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)
$ 4,900,000		Goldman Sachs Group, Inc	5.350	01/15/16	Aa3	$4,624
5,650,000		Goldman Sachs Group, Inc	6.450	05/01/36	A1	5,401
9,000,000		Lehman Brothers Holdings, Inc	6.625	01/18/12	A1	9,301
9,000,000	e	Lehman Brothers Holdings, Inc	5.500	04/04/16	A1	8,607
3,750,000		Merrill Lynch & Co, Inc	4.790	08/04/10	Aa3	3,619
4,250,000		Merrill Lynch & Co, Inc	5.000	02/03/14	Aa3	3,997
5,500,000	e	Merrill Lynch & Co, Inc	6.050	05/16/16	A1	5,464
10,000,000	e	Morgan Stanley	3.625	04/01/08	A	9,664
8,500,000		Morgan Stanley	4.750	04/01/14	A1	7,780
		TOTAL SECURITY AND COMMODITY BROKERS				83,526

STONE, CLAY, AND GLASS PRODUCTS - 0.05%
3,250,000		CRH America, Inc	6.400	10/15/33	Baa1	3,130
		TOTAL STONE, CLAY, AND GLASS PRODUCTS				3,130

TOBACCO PRODUCTS - 0.02%
1,250,000		RJ Reynolds Tobacco Holdings, Inc	6.500	06/01/07	B1	1,245
		TOTAL TOBACCO PRODUCTS				1,245

TRANSPORTATION BY AIR - 0.12%
5,000,000		Continental Airlines, Inc	6.563	02/15/12	Aaa	5,089
2,000,000		Southwest Airlines Co	5.496	11/01/06	Aa2	2,000
		TOTAL TRANSPORTATION BY AIR				7,089

TRANSPORTATION EQUIPMENT - 0.60%
4,000,000	e	Boeing Capital Corp	5.800	01/15/13	A3	4,002
3,250,000		DaimlerChrysler NA Holding Corp	5.875	03/15/11	A3	3,197
4,000,000		DaimlerChrysler NA Holding Corp	6.500	11/15/13	A3	3,995
4,250,000	e	General Dynamics Corp	3.000	05/15/08	A2	4,051
3,500,000		Lockheed Martin Corp	8.500	12/01/29	Baa2	4,403
4,000,000		Northrop Grumman Corp	7.750	02/15/31	Baa3	4,683
3,000,000		United Technologies Corp	4.875	11/01/06	A2	2,993
2,500,000		United Technologies Corp	7.500	09/15/29	A2	2,898
4,750,000		United Technologies Corp	6.050	06/01/36	A2	4,649
		TOTAL TRANSPORTATION EQUIPMENT				34,871

WHOLESALE TRADE-NONDURABLE GOODS - 0.17%
1,500,000		Gillette Co	4.125	08/30/07	Aa3	1,476
3,000,000	e	Procter & Gamble Co	4.950	08/15/14	Aa3	2,850
2,000,000	e	Procter & Gamble Co	5.800	08/15/34	Aa3	1,923
4,000,000	e	Sysco Corp	5.375	09/21/35	A1	3,559
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS				9,808

		TOTAL CORPORATE BONDS				1,843,662
		(Cost $1,899,625)

GOVERNMENT BONDS - 66.44%

AGENCY SECURITIES - 20.18%
9,866,711		Cal Dive International, Inc	4.930	02/01/27	N/R	9,096
13,000,000		Egypt Government AID Bonds	4.450	09/15/15	Aaa	12,067
11,200,000		Federal Farm Credit Bank (FFCB)	3.375	07/15/08	Aaa	10,760
11,200,000	e	FFCB	4.125	04/15/09	N/R	10,829
19,150,000		FFCB	5.375	07/18/11	Aaa	19,095
13,000,000		Federal Home Loan Bank (FHLB)	5.375	07/17/09	Aaa	12,984
3,000,000	e	Federal Home Loan Mortgage Corp (FHLMC)	7.100	04/10/07	Aaa	3,034
16,472,000		FHLMC	3.750	04/15/07	Aaa	16,247
5,000,000		FHLMC	4.625	06/01/07	Aaa	4,959
26,160,000		FHLMC	4.000	08/17/07	Aaa	25,726

COLLEGE RETIREMENT EQUITIES FUND - Bond Market Account
					MOODYS
				MATURITY	RATING +	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)
$ 7,500,000		FHLMC	5.125	10/24/07	Aaa	$7,460
12,000,000	e	FHLMC	4.375	11/16/07	Aaa	11,825
20,000,000		FHLMC	4.830	11/28/07	Aaa	19,992
46,750,000	e	FHLMC	4.625	02/21/08	Aaa	46,137
42,268,000		FHLMC	5.125	04/18/08	N/R	42,034
6,205,000		FHLMC	3.500	04/28/08	Aaa	5,995
15,000,000		FHLMC	3.500	05/21/08	Aaa	14,473
7,000,000		FHLMC	3.600	05/22/08	Aaa	6,763
45,500,000		FHLMC	4.625	09/15/08	Aaa	44,682
19,500,000		FHLMC	5.250	05/21/09	N/R	19,402
118,400,000	d,e	FHLMC	7.000	03/15/10	Aaa	124,348
61,900,000		FHLMC	4.750	01/18/11	Aaa	60,116
36,399,000	e	FHLMC	5.875	03/21/11	Aa2	36,746
4,000,000	e	FHLMC	5.125	04/18/11	Aaa	3,939
14,000,000		FHLMC	6.000	06/15/11	Aaa	14,309
22,500,000		FHLMC	5.250	07/18/11	N/R	22,271
30,000,000	e	FHLMC	6.375	08/01/11	Aa2	30,024
66,823,000		FHLMC	6.250	03/05/12	Aaa	66,916
3,811,000		FHLMC	8.250	06/01/16	N/R	4,524
20,100,000		FHLMC	5.750	06/27/16	Aa2	20,049
18,250,000		Federal National Mortgage Association (FNMA)	4.750	01/02/07	Aa2	18,171
3,426,000		FNMA	3.550	01/30/07	Aaa	3,386
7,814,000		FNMA	3.000	03/02/07	Aaa	7,685
5,000,000		FNMA	3.750	07/06/07	Aaa	4,912
8,280,000		FNMA	3.750	08/15/07	Aaa	8,123
5,000,000		FNMA	3.375	09/07/07	Aaa	4,879
31,500,000		FNMA	5.250	12/03/07	Aaa	31,383
39,070,000		FNMA	4.125	06/16/08	Aaa	38,060
40,000,000		FNMA	5.210	03/16/09	Aaa	39,606
1,350,000		FNMA	4.250	01/19/10	Aaa	1,296
120,700,000	e	FNMA	7.125	06/15/10	Aaa	127,626
15,000,000		FNMA	6.625	11/15/10	Aaa	15,659
5,000,000	e	FNMA	6.000	05/15/11	Aaa	5,106
63,250,000		FNMA	5.800	06/07/11	Aaa	62,989
18,000,000		FNMA	4.125	01/30/12	Aaa	16,794
28,600,000		FNMA	5.250	08/01/12	Aa2	27,953
4,250,000		FNMA	6.470	09/25/12	Aaa	4,453
7,808,663		FNMA	4.400	10/01/12	N/R	7,279
8,250,000		FNMA	6.210	08/06/38	Aaa	8,953
4,000,000		Private Export Funding Corp	4.974	08/15/13	Aaa	3,861
4,000,000		Private Export Funding Corp	4.950	11/15/15	Aaa	3,803
5,062,500		Totem Ocean Trailer Express, Inc	4.514	12/18/19	N/R	4,747
		TOTAL AGENCY SECURITIES				1,173,526

FOREIGN GOVERNMENT BONDS - 3.21%
3,500,000		African Development Bank	3.250	08/01/08	Aaa	3,350
2,500,000		Brazilian Government International Bond	10.500	07/14/14	Ba3	3,010
5,500,000	e	Canada Government International Bond	6.750	08/28/06	Aaa	5,512
10,000,000	e	Canada Mortgage & Housing Corp	4.800	10/01/10	Aaa	9,775
4,000,000		Chile Government International Bond	5.500	01/15/13	Baa1	3,932
3,500,000	e	China Development Bank	5.000	10/15/15	A2	3,268
2,000,000	e	Development Bank of Japan	4.250	06/09/15	Aaa	1,811
8,000,000		Eksportfinans A/S	5.500	05/25/16	Aaa	7,922
2,750,000	e	European Investment Bank	5.250	06/15/11	Aaa	2,733
3,500,000		European Investment Bank	4.875	02/15/36	Aaa	3,105
5,000,000		Federal Republic of Germany	3.875	06/01/10	Aaa	4,763
4,500,000	e	Italy Government International Bond	4.500	01/21/15	Aa2	4,159
4,000,000		Italy Government International Bond	6.875	09/27/23	Aa3	4,420
5,000,000	e	Korea Development Bank	5.750	09/10/13	A3	4,937

COLLEGE RETIREMENT EQUITIES FUND - Bond Market Account
					MOODYS
				MATURITY	RATING +	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)
$ 3,500,000		Kreditanstalt fuer Wiederaufbau	5.250	05/19/09	Aaa	$3,482
6,500,000	e	Kreditanstalt fuer Wiederaufbau	5.125	03/14/16	Aaa	6,309
5,000,000		Landwirtschaftliche Rentenbank	5.250	07/15/11	Aaa	4,947
5,900,000	e	Mexico Government International Bond	6.375	01/16/13	Baa1	5,949
6,152,000		Mexico Government International Bond	5.875	01/15/14	Baa1	5,981
10,500,000		Mexico Government International Bond	5.625	01/15/17	Baa1	9,831
8,000,000	e	Mexico Government International Bond	6.750	09/27/34	Baa1	7,780
5,000,000		Province of British Columbia Canada	4.625	10/03/06	Aa2	4,991
13,000,000	e	Province of British Columbia Canada	5.375	10/29/08	Aa2	12,986
5,000,000		Province of Manitoba Canada	4.250	11/20/06	Aa2	4,976
3,000,000		Province of Manitoba Canada	4.450	04/12/10	Aa2	2,902
15,000,000	e	Province of Ontario	2.650	12/15/06	Aa2	14,813
5,000,000		Province of Ontario	5.500	10/01/08	Aa2	5,004
7,650,000		Province of Ontario	4.750	01/19/16	Aa2	7,180
11,500,000		Province of Quebec Canada	5.000	03/01/16	A1	10,892
6,000,000		Province of Quebec Canada	7.500	09/15/29	Aa3	7,234
2,000,000		Province of Saskatchewan Canada	8.000	02/01/13	A3	2,267
2,750,000	e	Turkey Government International Bond	7.375	02/05/25	Ba3	2,475
4,500,000	e	Turkey Government International Bond	6.875	03/17/36	Ba3	3,735
		TOTAL FOREIGN GOVERNMENT BONDS				186,431

MORTGAGE BACKED SECURITIES - 30.70%
18,000,000	v	Fannie Mae Benchmark REMIC	6.000	06/25/16		17,945
11,720,000		Federal Home Loan Mortgage Corp (FHLMC)	4.000	09/15/18		10,374
10,013,000		FHLMC	4.000	04/15/19		8,672
3,500,000		FHLMC	4.000	09/15/19		3,074
25,000,000		FHLMC	5.000	06/15/28		24,226
11,491,832		FHLMC	5.000	06/15/29		11,126
3,756,344		FHLMC	6.000	04/15/30		3,753
7,084,722		FHLMC	6.000	12/15/30		7,095
19,953,204		FHLMC	5.000	06/15/31		19,009
10,257,819		FHLMC	5.500	09/15/32		9,656
14,020,000		FHLMC	5.500	05/15/33		13,434
9,525,315		FHLMC	4.500	09/15/35		8,963
175,696		Federal Home Loan Mortgage Corp Gold (FGLMC)	7.000	09/01/10		179
376,957		FGLMC	6.000	04/01/11		377
808,401		FGLMC	7.000	07/01/13		829
3,087,935		FGLMC	6.500	12/01/16		3,125
20,630,837		FGLMC	5.000	09/01/18		19,904
7,341,937		FGLMC	4.500	10/01/18		6,944
4,166,724		FGLMC	4.500	11/01/18		3,941
4,649,296		FGLMC	5.500	01/01/19		4,568
1,947,839		FGLMC	4.000	06/01/19		1,798
4,920,660		FGLMC	4.500	08/01/20		4,651
910,250		FGLMC	7.000	10/01/20		936
104,152		FGLMC	7.000	05/01/23		107
1,794,361		FGLMC	6.000	10/01/23		1,787
1,396,335		FGLMC	6.000	11/01/23		1,390
643,430		FGLMC	8.000	01/01/31		679
186,876		FGLMC	7.000	11/01/31		192
431,211		FGLMC	7.000	12/01/31		442
205,981		FGLMC	7.000	12/01/31		211
177,083		FGLMC	7.000	12/01/31		182
76,604		FGLMC	7.000	12/01/31		79
100,574		FGLMC	7.000	12/01/31		103
287,406		FGLMC	7.000	12/01/31		295
72,031		FGLMC	7.000	01/01/32		74
600,788		FGLMC	8.000	02/01/32		633
5,601,707		FGLMC	5.500	11/01/33		5,404

COLLEGE RETIREMENT EQUITIES FUND - Bond Market Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)
$ 33,852,481	d	FGLMC	5.500	12/01/33	$32,652
7,013,812		FGLMC	5.500	12/01/33	6,766
87,891,036		FGLMC	5.000	01/01/34	82,477
26,497,467		FGLMC	4.500	10/01/34	24,161
3,575,701		FGLMC	5.500	12/01/34	3,443
13,740,241		FGLMC	4.500	04/01/35	12,497
6,689,118		FGLMC	6.000	05/01/35	6,599
3,441,201		FGLMC	6.000	05/01/35	3,390
7,164,854		FGLMC	6.000	05/01/35	7,059
11,865,641		FGLMC	6.000	05/01/35	11,690
7,029,634		FGLMC	6.000	05/01/35	6,926
6,825,525		FGLMC	6.000	05/01/35	6,724
3,091,771		FGLMC	6.000	05/01/35	3,046
3,041,785		FGLMC	5.500	06/01/35	2,924
5,096,366		FGLMC	5.500	06/01/35	4,898
7,535,031		FGLMC	5.500	06/01/35	7,242
33,604,656		FGLMC	5.500	06/01/35	32,298
8,709,433		FGLMC	6.000	06/01/35	8,581
23,156,371		FGLMC	4.500	08/01/35	21,008
3,755,950		FGLMC	5.000	10/01/35	3,510
19,026,866		FGLMC	5.000	11/01/35	17,783
1,181,763		FGLMC	6.500	11/01/35	1,189
4,351,169		FGLMC	6.500	12/01/35	4,336
4,838,442		FGLMC	6.000	01/01/36	4,765
9,485,984		FGLMC	7.000	01/01/36	9,708
4,995,651		FGLMC	6.500	05/01/36	5,025
111,253		Federal National Mortgage Association (FNMA)	7.500	11/01/10	114
49,926		FNMA	8.000	06/01/11	52
10,243		FNMA	8.000	06/01/11	11
7,432		FNMA	8.000	06/01/11	8
8,088		FNMA	8.000	06/01/11	8
29,711		FNMA	8.000	07/01/11	31
631,181		FNMA	5.000	06/01/13	614
2,877,395		FNMA	4.440	07/01/13	2,684
4,567,326		FNMA	4.735	10/01/13	4,330
2,122,021		FNMA	4.777	02/01/14	2,016
5,712,993		FNMA	4.440	04/01/14	5,299
872,587		FNMA	7.500	02/01/15	906
2,135,208		FNMA	7.500	04/01/15	2,216
2,004,572		FNMA	7.500	04/01/15	2,074
45,389		FNMA	6.500	02/01/16	46
155,238		FNMA	6.500	03/01/16	157
81,638		FNMA	6.500	04/01/16	83
1,710,542		FNMA	6.500	10/01/16	1,735
1,069,171		FNMA	6.500	11/01/16	1,085
3,796,984		FNMA	6.500	02/01/18	3,853
8,687,690		FNMA	5.500	03/01/18	8,540
1,443,596		FNMA	5.500	04/01/18	1,419
17,669,233	d	FNMA	5.500	04/01/18	17,370
2,074,689		FNMA	6.500	04/01/18	2,105
418,668		FNMA	5.500	05/01/18	412
23,185,766		FNMA	4.500	12/01/18	21,966
1,218,755		FNMA	6.000	01/01/19	1,215
193,436		FNMA	6.000	02/01/19	193
18,246,529		FNMA	5.000	04/01/19	17,600
5,570,369		FNMA	5.500	07/01/20	5,472
132,000,000	h	FNMA	5.000	07/25/21	127,091
78,000,000	h	FNMA	6.000	08/25/21	78,195
316,767		FNMA	8.000	03/01/23	334

COLLEGE RETIREMENT EQUITIES FUND - Bond Market Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)
$ 8,232,801		FNMA	5.000	12/01/23	$7,828
2,496,420		FNMA	5.500	02/01/24	2,430
5,062,436		FNMA	5.500	07/01/24	4,921
703,404		FNMA	8.000	07/01/24	743
7,261,919		FNMA	5.500	08/01/24	7,059
22,850,759		FNMA	5.000	10/01/25	21,642
147,386		FNMA	9.000	11/01/25	160
662,269		FNMA	7.000	07/01/32	678
809,385		FNMA	7.000	07/01/32	829
2,554,081		FNMA	5.000	02/01/33	2,399
12,000,000		FNMA	4.500	03/25/33	11,359
2,450,751		FNMA	5.500	06/01/33	2,364
13,463,326		FNMA	5.500	07/01/33	12,988
7,065,529		FNMA	4.500	08/01/33	6,438
7,332,361		FNMA	5.000	08/01/33	6,887
11,000,000		FNMA	5.500	08/25/33	10,647
11,859,480		FNMA	4.500	10/01/33	10,806
7,540,354		FNMA	5.000	10/01/33	7,083
3,286,406		FNMA	5.000	10/01/33	3,087
2,467,212		FNMA	5.000	10/01/33	2,317
10,458,918		FNMA	5.000	11/01/33	9,824
1,149,986		FNMA	5.000	11/01/33	1,080
9,548,844		FNMA	5.000	11/01/33	8,969
20,191,965		FNMA	5.000	11/01/33	18,966
5,887,478		FNMA	5.500	12/01/33	5,680
4,771,445		FNMA	5.500	12/01/33	4,603
11,354,674		FNMA	5.500	12/01/33	10,954
2,255,919	d	FNMA	5.500	12/01/33	2,176
1,851,017		FNMA	5.500	12/01/33	1,786
4,317,570		FNMA	5.500	01/01/34	4,165
9,022,430		FNMA	5.500	01/01/34	8,704
15,224,615		FNMA	5.500	02/01/34	14,687
3,018,125		FNMA	5.000	03/01/34	2,835
3,492,155		FNMA	5.000	03/01/34	3,280
8,514,462		FNMA	5.000	03/01/34	7,998
2,796,933		FNMA	5.000	03/01/34	2,627
10,036,846		FNMA	5.500	03/01/34	9,666
31,619,785		FNMA	4.350	03/25/34	30,021
22,452,937		FNMA	5.000	04/01/34	21,055
7,223,623		FNMA	5.500	09/01/34	6,957
4,693,526		FNMA	5.500	09/01/34	4,520
6,866,925		FNMA	5.500	09/01/34	6,613
2,940,094		FNMA	5.500	10/01/34	2,832
4,360,804		FNMA	5.500	10/01/34	4,200
9,730,650		FNMA	5.500	10/25/34	9,260
22,545,702		FNMA	5.500	12/01/34	21,713
9,243,159		FNMA	5.500	01/01/35	8,902
6,062,075		FNMA	5.500	04/01/35	5,827
23,187,853		FNMA	5.500	05/01/35	22,288
8,942,348		FNMA	6.000	05/01/35	8,808
1,550,606		FNMA	5.500	06/01/35	1,490
3,176,229		FNMA	5.500	06/01/35	3,053
3,045,196		FNMA	5.500	06/01/35	2,927
6,038,217		FNMA	5.500	06/01/35	5,804
2,147,590		FNMA	5.500	06/01/35	2,064
1,060,719		FNMA	7.500	06/01/35	1,097
2,845,391		FNMA	5.500	07/01/35	2,735
3,736,480		FNMA	6.000	07/01/35	3,681
17,198,399		FNMA	5.500	09/01/35	16,531

COLLEGE RETIREMENT EQUITIES FUND - Bond Market Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)
$ 16,770,130		FNMA	5.000	10/01/35	$15,686
3,401,079		FNMA	6.500	02/01/36	3,419
14,182,361		FNMA	6.500	02/01/36	14,258
7,598,157		FNMA	6.500	02/01/36	7,639
6,160,069		FNMA	6.500	02/01/36	6,193
14,320,431		FNMA	6.500	02/01/36	14,397
5,681,687		FNMA	5.000	03/01/36	5,285
3,995,773		FNMA	5.500	04/01/36	3,818
32,840,687		FNMA	5.000	05/01/36	30,550
24,620,777	h	FNMA	5.875	06/01/36	24,680
2,200,000	h	FNMA	6.000	06/01/36	2,166
108,000,000	h	FNMA	5.500	07/25/36	103,714
124,000,000	h	FNMA	6.000	07/25/36	122,024
36,000,000	h	FNMA	6.500	07/25/36	36,180
4,864,206		Freddie Mac Reference REMIC	5.750	12/15/18	4,811
13,131		Government National Mortgage Association (GNMA)	8.500	10/15/09	14
33,044		GNMA	8.500	12/15/09	34
59,066		GNMA	8.500	12/15/09	61
211,121		GNMA	9.000	12/15/09	218
43,057		GNMA	8.500	01/15/10	45
16,946		GNMA	8.500	01/15/10	18
32,957		GNMA	9.000	06/15/16	35
6,701		GNMA	9.000	09/15/16	7
6,152		GNMA	9.000	09/15/16	7
25,588		GNMA	9.000	09/15/16	27
26,058		GNMA	9.000	11/15/16	28
9,606		GNMA	9.000	12/15/16	10
13,182		GNMA	9.000	12/15/16	14
227,913		GNMA	9.500	12/15/16	247
14,567		GNMA	9.000	06/15/20	16
165,358		GNMA	8.000	06/15/24	175
185,943		GNMA	8.500	11/20/30	199
131,000		GNMA	8.500	12/20/30	140
3,527,427		GNMA	5.500	11/20/33	3,409
13,539,480		GNMA	5.500	03/20/35	13,075
8,104,191		GNMA	5.500	12/20/35	7,826
70,000,000	h	GNMA	5.000	07/15/36	66,238
29,000,000	h	GNMA	6.000	07/20/36	28,755
		TOTAL MORTGAGE BACKED SECURITIES			1,784,549

U.S. TREASURY SECURITIES - 12.35%
301,155,000	e	United States Treasury Bond	8.000	11/15/21	385,225
42,095,000	e	United States Treasury Bond	5.375	02/15/31	42,838
14,494,569	e,k	United States Treasury Inflation Indexed Note	3.375	01/15/07	14,532
18,117,573	e,k	United States Treasury Inflation Indexed Note	3.875	01/15/09	18,766
4,400,000	e	United States Treasury Note	2.500	09/30/06	4,371
34,940,000	e	United States Treasury Note	3.750	03/31/07	34,548
27,050,000	e	United States Treasury Note	4.375	05/15/07	26,842
22,891,000	e	United States Treasury Note	4.000	09/30/07	22,549
2,450,000	e	United States Treasury Note	4.250	10/31/07	2,420
11,690,000	e	United States Treasury Note	4.375	12/31/07	11,550
74,900,000	e	United States Treasury Note	4.375	01/31/08	73,964
1,850,000	e	United States Treasury Note	4.625	02/29/08	1,833
26,000,000	e	United States Treasury Note	4.875	05/31/08	25,855
1,400,000	e	United States Treasury Note	4.500	02/15/09	1,378
28,500,000	e	United States Treasury Note	4.875	05/15/09	28,306
16,250,000	e	United States Treasury Note	4.875	04/30/11	16,083
940,000	e	United States Treasury Note	4.875	05/31/11	931
1,908,000	e	United States Treasury Note	4.500	02/15/16	1,816

COLLEGE RETIREMENT EQUITIES FUND - Bond Market Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)
$ 3,970,000	e	United States Treasury Note	5.125	05/15/16	$3,966
		TOTAL U.S. TREASURY SECURITIES			717,773

		TOTAL GOVERNMENT BONDS			3,862,279
		(Cost $3,964,828)

		TOTAL BONDS			5,705,941
		(Cost $5,864,453)

TIAA-CREF MUTUAL FUNDS - 0.06%

432,491	a	TIAA-CREF High-Yield Bond Fund			3,849
					3,849

		TOTAL TIAA-CREF MUTUAL FUNDS			3,849
		(Cost $3,697)

SHORT-TERM INVESTMENTS - 27.46%

COMMERCIAL PAPER - 9.64%
29,880,000		ABN Amro North America Finance, Inc	5.110	07/14/06	29,832
10,000,000	c,d	Air Products & Chemicals, Inc	5.200	07/17/06	9,979
35,000,000	c,d	AT&T, Inc	5.120	07/13/06	34,949
35,000,000	c,d	BellSouth Corp	5.170	07/12/06	34,954
35,000,000	c,d	Cargill Global Funding plc	5.270	07/13/06	34,949
16,500,000	c,d	CC (USA), Inc	5.050	07/17/06	16,466
24,358,000	d	Florida Power & Light Co	5.200	07/11/06	24,329
35,000,000	c,d	Govco, Inc	5.140	07/13/06	34,948
35,000,000	c,d	Greyhawk Funding LLC	5.140	07/18/06	34,922
15,000,000	c,d	Harrier Finance Funding LLC	5.320	08/04/06	14,929
21,080,000		IBM Corp	5.250	07/03/06	21,071
24,640,000	c,d	Kitty Hawk Funding Corp	5.130	07/10/06	24,614
17,600,000		Merrill Lynch & Co, Inc	5.120	07/19/06	17,559
17,600,000	d	Merrill Lynch & Co, Inc	5.120	07/20/06	17,556
13,320,000	d	Paccar Financial Corp	4.910	07/05/06	13,316
20,000,000	c	Park Avenue Receivables Corp	5.040	07/05/06	19,994
15,000,000	c,d	Park Avenue Receivables Corp	5.080	07/11/06	14,982
12,000,000	c,d	Preferred Receivables Funding Corp	5.080	07/10/06	11,988
22,000,000	c,d	Preferred Receivables Funding Corp	5.200	07/20/06	21,944
9,132,000	c,d	Ranger Funding Co LLC	5.130	07/14/06	9,117
19,000,000	c	Ranger Funding Co LLC	5.165	07/17/06	18,961
14,700,000	c,d	Variable Funding Capital Corp	4.930	07/06/06	14,693
20,000,000	c,d	Variable Funding Capital Corp	5.060	07/07/06	19,988
16,370,000	c,d	Verizon Communications, Inc	5.160	07/12/06	16,347
13,000,000	c,d	Verizon Communications, Inc	5.130	07/13/06	12,980
21,970,000	c,d	Yorktown Capital, LLC	5.240	07/05/06	21,963
13,040,000	c	Yorktown Capital, LLC	5.300	07/07/06	13,032
		TOTAL COMMERCIAL PAPER			560,362

U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES - 1.09%
20,350,000		Federal Home Loan Bank (FHLB)	4.950	07/03/06	20,350
29,500,000	d	FHLB	5.120	07/12/06	29,462
13,630,000	d	Federal Home Loan Mortgage Corp (FHLMC)	4.930	07/18/06	13,601
		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES			63,413

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 16.73%
971,534,000		Bank of New York Institutional Cash Reserves Fund	5.298	07/03/06	972,642
		TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED			972,642

COLLEGE RETIREMENT EQUITIES FUND - Bond Market Account

VALUE
(000)
	TOTAL SHORT-TERM INVESTMENTS	$1,596,417
(Cost $1,596,275)

	TOTAL PORTFOLIO - 125.67%	7,306,207
(Cost $7,464,425)
	OTHER ASSETS & LIABILITIES, NET - (25.67%)	(1,492,558)

	NET ASSETS - 100.00%	$5,813,649

ABBREVIATION:
LLC	Limited Liability Company
LP	Limited Partnership
N/R	Not rated by Moody's

a	Affiliated Holding
c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.
d	All or a portion of these securities have been segregated by the Custodian to cover securities purchased on a delayed delivery basis.
e	All or a portion of these securities are out on loan.
g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.
At June 30, 2006, the value of these securities amounted to $43,335,190 or 0.75% of net assets.
h	These securities were purchased on a delayed delivery basis.
k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
v	Security valued at fair value.
+	As provided by Moody's Investors Service.

Cost amounts are in thousands.

For ease of presentation,we have grouped a number of industry classification categories together in the
Statement of Investments. Note that the Accounts use more specific industry categories in following their investment limitations on industry concentration.

COLLEGE RETIREMENT EQUITIES FUND
TRANSACTIONS WITH AFFILIATED COMPANIES-BOND MARKET ACCOUNT
JANUARY 1, 2006 - JUNE 30, 2006

	Value at	Purchase		Realized	Dividend	Withholding	Shares at	Value at
Issue	December 31, 2005	Cost	Proceeds	Gain/(Loss)	Income	Expense	June 30, 2006	June 30, 2006
TIAA-CREF High-Yield Bond Fund	$ 3,781,732	$ 140,504	$ -	$ -	$ 140,504	$ -	432,491	$ 3,849,176
		$ 140,504	$ -	$ -	$ 140,504	$ -		$ 3,849,176

COLLEGE RETIREMENT EQUITIES FUND - Inflation Linked Bond Account

COLLEGE RETIREMENT EQUITIES FUND
INFLATION LINKED BOND ACCOUNT
STATEMENT OF INVESTMENTS (Unaudited)
June 30, 2006

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)

GOVERNMENT BONDS - 98.86%

U.S. TREASURY SECURITIES - 98.86%
$ 290,104,740	k	United States Treasury Inflation Indexed Bond	2.375	01/15/25	$282,292
110,882,557	e,k	United States Treasury Inflation Indexed Bond	2.000	01/15/26	101,475
193,248,096	k	United States Treasury Inflation Indexed Bond	3.625	04/15/28	229,271
222,405,402	k	United States Treasury Inflation Indexed Bond	3.875	04/15/29	275,053
58,685,265	k	United States Treasury Inflation Indexed Bond	3.375	04/15/32	69,249
202,616,866	k	United States Treasury Inflation Indexed Note	3.625	01/15/08	206,067
183,135,324	e,k	United States Treasury Inflation Indexed Note	3.875	01/15/09	189,688
132,291,910	k	United States Treasury Inflation Indexed Note	4.250	01/15/10	140,538
315,677,047	k	United States Treasury Inflation Indexed Note	0.875	04/15/10	297,750
134,405,385	k	United States Treasury Inflation Indexed Note	3.500	01/15/11	140,538
121,483,053	k	United States Treasury Inflation Indexed Note	2.375	04/15/11	120,980
73,962,399	k	United States Treasury Inflation Indexed Note	3.375	01/15/12	77,464
252,560,415	k	United States Treasury Inflation Indexed Note	3.000	07/15/12	260,019
236,064,363	e,k	United States Treasury Inflation Indexed Note	1.875	07/15/13	226,714
243,384,729	k	United States Treasury Inflation Indexed Note	2.000	01/15/14	234,847
221,965,499	e,k	United States Treasury Inflation Indexed Note	2.000	07/15/14	213,711
218,459,989	k	United States Treasury Inflation Indexed Note	1.625	01/15/15	203,611
190,766,143	k	United States Treasury Inflation Indexed Note	1.875	07/15/15	180,930
184,415,200	k	United States Treasury Inflation Indexed Note	2.000	01/15/16	176,059
		TOTAL U.S. TREASURY SECURITIES			3,626,256

		TOTAL GOVERNMENT BONDS			3,626,256
		(Cost $3,668,241)

SHORT-TERM INVESTMENTS - 2.26%

COMMERCIAL PAPER - 0.05%
2,040,000		UBS Finance, (Delaware), Inc	5.270	07/03/06	2,039
		TOTAL COMMERCIAL PAPER			2,039

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 2.21%
REPURCHASED AGREEMENTS - 2.21%
25,000,000		Bear Stearns & Co, Inc, 5.230% Dated 6/30/2006,			25,004
		Due 07/03/2006 In the Amount of $25,003,632
		Fully Collateralized as follows:
		Federal Home Loan Mortgage Corp (FHLMC) 3.600% - 6.625%, 10/15/2008 - 03/17/2021		$ 10,097,294
		Federal National Mortgage Association (FNMA) 3.250% - 6.625%, 10/15/2006 - 09/14/2012		15,454,353
		Total Market Value		25,551,647

20,691,000		Citigroup Global Markets, Inc, 5.200% Dated 6/30/2006,			20,694
		Due 07/03/2006 In The Amount Of $20,693,989
		Fully Collateralized as follows:
		Federal National Mortgage Association (FNMA) 4.750%, 01/02/2007		20,625,197
		Total Market Value		20,625,197

25,000,000		J P Morgan Securities, 5.200% Dated 6/30/2006,			25,004
		Due 07/03/2006 In The Amount Of $25,003,611
		Fully Collateralized as follows:
		Federal Home Loan Bank (FHLB) 3.000% - 5.000%, 09/12/2008 - 03/11/2016		25,500,063
		Total Market Value		25,500,063

COLLEGE RETIREMENT EQUITIES FUND - Inflation Linked Bond Account

				VALUE
PRINCIPAL				(000)
$ 10,313,000		Merrill Lynch & Co. Inc, 5.240% Dated 6/30/2006,		$10,314
		Due 07/03/2006 In The Amount Of $10,314,501
		Fully Collateralized as follows:
		Federal Home Loan Bank (FHLB) 6.493%, 12/19/2025	$ 2,462,229
		Federal Home Loan Mortgage Corp (FHLMC) 4.875% - 5.750% , 03/15/2007 - 06/27/2016	5,463,189
		Federal National Mortgage Association (FNMA) 4.375%, 10/15/2006	2,594,364
		Total Market Value	10,519,782

		TOTAL INVESTMENT OF CASH COLLATERAL
		FOR SECURITIES LOANED		81,016

		TOTAL SHORT-TERM INVESTMENTS		83,055
		(Cost $83,055)

		TOTAL PORTFOLIO - 101.12%		3,709,311
		(Cost $3,751,296)
		OTHER ASSETS & LIABILITIES, NET - (1.12%)		(41,122)

		NET ASSETS - 100.00%		$3,668,189

	e	All or a portion of these securities are out on loan.
	k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

		Cost amounts are in thousands.

		For ease of presentation, we have grouped a number of industry classification categories together in
		the Statement of Investments. Note that the Accounts use more specific industry categories in following
		their investment limitations on industry concentration.

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

COLLEGE RETIREMENT EQUITIES FUND
SOCIAL CHOICE ACCOUNT
STATEMENT OF INVESTMENTS (Unaudited)
June 30, 2006
					MOODYS
				MATURITY	RATING +	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)
BONDS - 39.01%

CORPORATE BONDS - 12.37%

AMUSEMENT AND RECREATION SERVICES - 0.02%
$ 2,000,000		International Speedway Corp	5.400	04/15/14	Baa2	$1,910
		TOTAL AMUSEMENT AND RECREATION SERVICES				1,910

ASSET BACKED - 0.84%
10,000,000		Centex Home Equity Series 2004-C (Class AF5)	5.980	06/25/34	Aaa	9,540
7,000,000		Chase Funding Loan Acquisition Trust Series 2004-OPT1 (Class M1)	5.893	06/25/34	Aa2	7,045
184,599		Chase Funding Mortgage Loan Asset-Backed Certificates Series 2002-1 (Class 1A4)	5.742	09/25/28	Aaa	184
277,647		Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1A2)	3.777	01/25/22	Aaa	277
5,000,000		Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1A3)	4.209	09/25/26	Aaa	4,961
1,000,000		Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1B)	5.700	02/25/34	Baa2	958
2,000,000		Chase Manhattan Auto Owner Trust Series 2004-A (Class A4)	2.830	09/15/10	Aaa	1,939
5,500,000		CIT Equipment Collateral Series 2005-VT1 (Class A4)	4.360	11/20/12	Aaa	5,390
2,679,354		Countrywide Asset-Backed Certificates Series 2002-S2 (Class A5)	5.978	01/25/17	Aaa	2,670
17,419		Countrywide Asset-Backed Certificates Series 2004-3N	5.523	05/25/09	Aaa	17
1,915,949		Countrywide Home Equity Loan Trust Series 2004-B (Class 1A)	5.419	02/15/29	Aaa	1,918
3,500,000		GMAC Mortgage Corporation Loan Trust 2006-HLTV A3	5.590	10/25/29	Aaa	3,463
2,282,000		GMAC Mortgage Corporation Loan Trust 2006-HLTV A4	5.810	10/25/29	Aaa	2,242
3,000,000		IXIS Real Estate Capital Trust Series 2006-HE1 (Class A2)	5.463	03/25/36	Aaa	3,001
350,000	v	Long Beach Asset Holdings Corp Series 2006-4 (Class N1)	5.877	06/25/46	N/R	350
4,000,000		Residential Funding Mortgage Securities II, Inc Series 2006-H12 (Class A2)	5.750	02/25/36	Aaa	3,984
3,000,000		Residential Funding Mortgage Securities II, Inc Series 2006-HI1 (Class A3)	5.570	02/25/36	Aaa	2,965
2,000,000		Residential Funding Mortgage Securities II, Inc Series 2006-HI1 (Class M1)	6.010	02/25/36	Aa1	1,964
200,000		Residential Funding Mortgage Securities II, Inc Series 2006-HI1 (Class M2)	6.060	02/25/36	Aa2	196
4,000,000		Residential Funding Mortgage Securities II, Inc Series 2006-HSA2 (Class AI3)	5.550	03/25/36	Aaa	3,955
5,000,000	h,v	Sierra Receivables Funding Co Series 2006-1A (Class A1)	5.840	05/20/18	Aaa	5,000
4,429,518		Wachovia Loan Trust Series 2005-SD1 (Class A)	5.683	05/25/35	N/R	4,432
		TOTAL ASSET BACKED				66,451

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.16%
7,500,000		Home Depot, Inc	5.400	03/01/16	Aa3	7,190
5,000,000		Lowe's Cos, Inc	8.250	06/01/10	A2	5,438
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES				12,628

BUSINESS SERVICES - 0.06%
5,000,000		Certegy, Inc	4.750	09/15/08	Baa2	4,660
		TOTAL BUSINESS SERVICES				4,660

CHEMICALS AND ALLIED PRODUCTS - 0.29%
5,000,000		Abbott Laboratories	5.600	05/15/11	Aa3	4,970
2,500,000		Ecolab, Inc	6.875	02/01/11	A2	2,600
3,000,000		Genentech, Inc	5.250	07/15/35	A1	2,584
1,500,000		Lubrizol Corp	4.625	10/01/09	Baa3	1,433
5,000,000		Praxair, Inc	3.950	06/01/13	A3	4,443
2,366,000		Rohm & Haas Co	7.400	07/15/09	A3	2,481
4,500,000		Valspar Corp	6.000	05/01/07	Baa2	4,505
		TOTAL CHEMICALS AND ALLIED PRODUCTS				23,016

COMMUNICATIONS - 0.74%
1,050,000		360 Communications Co	6.650	01/15/08	A2	1,063

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account
					MOODYS
				MATURITY	RATING +	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)
$ 4,650,000	g	ALLTEL Ohio Lp	8.000	08/15/10	A2	$4,982
1,184,000		AT&T Corp	7.300	11/15/11	Baa2	1,258
3,000,000		AT&T, Inc	5.100	09/15/14	A2	2,783
1,000,000	e	AT&T, Inc	6.150	09/15/34	A2	918
4,134,570		Bellsouth Telecommunications	6.300	12/15/15	A2	4,127
5,000,000		COX Communications, Inc	4.625	01/15/10	Baa3	4,775
2,500,000		New Cingular Wireless Services, Inc	7.875	03/01/11	Baa2	2,694
1,500,000		New Cingular Wireless Services, Inc	8.750	03/01/31	Baa2	1,829
5,000,000		New England Telephone & Tele	7.650	06/15/07	Baa1	5,074
1,500,000		Sprint Capital Corp	6.000	01/15/07	Baa2	1,502
8,500,000		Sprint Capital Corp	8.375	03/15/12	Baa3	9,398
4,725,000		Telephone & Data Systems, Inc	7.000	08/01/06	Baa3	4,727
5,000,000		Verizon Communications, Inc	5.550	02/15/16	A3	4,702
1,500,000		Verizon Global Funding Corp	7.375	09/01/12	A2	1,595
1,500,000		Verizon Global Funding Corp	5.850	09/15/35	A3	1,299
6,500,000		Verizon Wireless Capital LLC	5.375	12/15/06	A2	6,493
		TOTAL COMMUNICATIONS				59,219

DEPOSITORY INSTITUTIONS - 1.81%
6,000,000		AmSouth Bancorp	6.750	11/01/25	A3	6,217
3,000,000		Bank of Hawaii	6.875	03/01/09	A3	3,060
2,500,000		Capital One Bank	4.250	12/01/08	A3	2,415
3,000,000		First Union National Bank of Florida	6.180	02/15/36	Aa3	3,052
2,000,000		Greenpoint Financial Corp	3.200	06/06/08	Baa1	1,904
2,500,000		Independence Community Bank Corp	4.900	09/23/10	Baa1	2,398
2,000,000		KeyBank NA	5.000	07/17/07	A1	1,987
5,000,000		M&I Marshall & Ilsley Bank	3.544	06/16/10	Aa3	5,006
1,000,000		Mellon Capital I	7.720	12/01/26	A2	1,038
5,000,000		Mellon Funding Corp	6.400	05/14/11	A2	5,138
5,000,000		Mercantile Bankshares Corp	4.625	04/15/13	A2	4,624
1,250,000		Mercantile-Safe Deposit & Trust Co	5.700	11/15/11	N/R	1,249
3,000,000		National City Bank of Indiana	4.875	07/20/07	Aa3	2,975
3,500,000		Northern Trust Co	4.600	02/01/13	A1	3,271
3,000,000		PNC Bank NA	4.875	09/21/17	A2	2,705
2,500,000		PNC Institutional Capital Trust A	7.950	12/15/26	A2	2,614
3,000,000		Popular North America, Inc	3.875	10/01/08	A3	2,868
2,000,000		Popular North America, Inc	5.650	04/15/09	A3	1,983
2,380,000		Regions Financial Corp	7.000	03/01/11	A2	2,498
2,401,000		Regions Financial Corp	7.750	09/15/24	A2	2,818
4,700,000		Republic New York Corp	7.530	12/04/26	A1	4,897
1,400,000		Roslyn Bancorp, Inc	5.750	11/15/07	Baa1	1,388
7,185,000		Roslyn Bancorp, Inc	7.500	12/01/08	Baa1	7,427
3,000,000		Sovereign Bank	4.000	02/01/08	A3	2,922
7,312,000		State Street Corp	7.650	06/15/10	A2	7,808
10,228,000		SunTrust Banks, Inc	6.000	02/15/26	A1	9,987
1,475,000		SunTrust Banks, Inc	6.000	01/15/28	N/R	1,486
4,000,000		Union Bank of California NA	5.950	05/11/16	A2	3,950
3,268,000		Union Planters Bank NA	5.125	06/15/07	A1	3,250
5,000,000		US Bank NA	5.700	12/15/08	Aa2	5,000
1,112,000		US Bank NA	6.375	08/01/11	A1	1,142
3,000,000		US Bank NA	6.300	02/04/14	Aa3	3,073
3,250,000		Wachovia Capital Trust III	5.800	12/30/49	A2	3,154
3,000,000		Washington Mutual Bank	5.650	08/15/14	A3	2,889
5,000,000		Webster Bank	5.875	01/15/13	Baa3	4,896
3,125,000		Wells Fargo & Co	4.200	01/15/10	Aa1	2,984
1,875,000		Wells Fargo & Co	4.875	01/12/11	Aa1	1,815
5,000,000		Wells Fargo Bank NA	5.750	05/16/16	Aa1	4,912
4,678,000		Wells Fargo Capital I	7.960	12/15/26	Aa2	4,866
1,000,000		Wells Fargo Financial, Inc	5.500	08/01/12	Aa1	985

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account
				MOODYS
			MATURITY	RATING +	VALUE
PRINCIPAL		RATE	DATE	(Unaudited)	(000)
$ 5,000,000	World Savings Bank FSB	5.451	09/16/09	Aa3	$5,004
	TOTAL DEPOSITORY INSTITUTIONS				143,655

EATING AND DRINKING PLACES - 0.06%
5,000,000	McDonald's Corp	5.750	03/01/12	A2	4,964
	TOTAL EATING AND DRINKING PLACES				4,964

ELECTRIC, GAS, AND SANITARY SERVICES - 0.58%
4,000,000	AGL Capital Corp	6.000	10/01/34	Baa1	3,672
5,000,000	Atmos Energy Corp	5.125	01/15/13	A3	4,692
5,000,000	Energen Corp	5.520	11/15/07	Baa2	4,999
2,500,000	Laclede Gas Co	6.150	06/01/36	A3	2,467
5,000,000	National Fuel Gas Co	5.250	03/01/13	A3	4,783
6,000,000	Nevada Power Co	6.650	04/01/36	Ba1	5,667
1,000,000	Nisource Finance Corp	3.200	11/01/06	Baa3	992
2,185,000	Pedernales Electric Cooperative	6.202	11/15/32	N/R	2,185
2,000,000	Piedmont Natural Gas Co	7.350	09/25/09	A3	2,087
5,000,000	Questar Market Resources, Inc	6.050	09/01/16	Baa3	4,912
5,000,000	UGI Utilities, Inc	7.250	11/01/17	A3	5,353
5,000,000	Washington Gas Light	5.440	08/11/25	A2	4,531
	TOTAL ELECTRIC, GAS, AND SANITARY SERVICES				46,340

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 0.18%
2,500,000	Cisco Systems, Inc	5.250	02/22/11	A1	2,453
3,500,000	Cisco Systems, Inc	5.500	02/22/16	A1	3,353
5,000,000	Hubbell, Inc	6.375	05/15/12	A3	5,168
3,000,000	International Business Machines Corp	6.220	08/01/27	A1	3,001
	TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				13,975

FABRICATED METAL PRODUCTS - 0.04%
3,000,000	Illinois Tool Works, Inc	5.750	03/01/09	Aa3	3,004
	TOTAL FABRICATED METAL PRODUCTS				3,004

FOOD AND KINDRED PRODUCTS - 0.49%
5,000,000	Bottling Group LLC	4.625	11/15/12	A3	4,691
5,000,000	Campbell Soup Co	5.000	12/03/12	A3	4,752
6,700,000	Coca-Cola Bottling Co Consolidated	5.000	11/15/12	Baa2	6,354
5,000,000	Coca-Cola Enterprises, Inc	8.500	02/01/22	A2	6,056
5,000,000	General Mills, Inc	5.125	02/15/07	Baa2	4,983
5,000,000	Kellogg Co	6.600	04/01/11	Baa1	5,157
5,000,000	PepsiAmericas, Inc	5.625	05/31/11	Baa1	4,957
2,500,000	WM Wrigley Jr Co	4.650	07/15/15	A1	2,290
	TOTAL FOOD AND KINDRED PRODUCTS				39,240

FOOD STORES - 0.07%
5,000,000	Kroger Co	8.050	02/01/10	Baa3	5,308
	TOTAL FOOD STORES				5,308

FURNITURE AND FIXTURES - 0.05%
4,000,000	Leggett & Platt, Inc	4.700	04/01/13	A2	3,711
	TOTAL FURNITURE AND FIXTURES				3,711

GENERAL BUILDING CONTRACTORS - 0.26%
2,500,000	Centex Corp	5.250	06/15/15	Baa2	2,232
5,000,000	DR Horton, Inc	5.375	06/15/12	Baa3	4,644
3,000,000	Lennar Corp	5.125	10/01/10	Baa2	2,848
2,000,000	Lennar Corp	6.500	04/15/16	Baa2	1,934
3,000,000	M/I Homes, Inc	6.875	04/01/12	Ba2	2,595
3,000,000	MDC Holdings, Inc	5.375	07/01/15	Baa3	2,635

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account
					MOODYS
				MATURITY	RATING +	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)
$ 2,140,000		Pulte Homes, Inc	7.875	08/01/11	Baa3	$2,265
2,000,000		Ryland Group, Inc	5.375	05/15/12	Baa3	1,851
		TOTAL GENERAL BUILDING CONTRACTORS				21,004

GENERAL MERCHANDISE STORES - 0.01%
1,000,000		Target Corp	4.000	06/15/13	A2	904
		TOTAL GENERAL MERCHANDISE STORES				904

HEALTH SERVICES - 0.03%
2,500,000		Laboratory Corp of America Holdings	5.625	12/15/15	Baa3	2,390
		TOTAL HEALTH SERVICES				2,390

HOLDING AND OTHER INVESTMENT OFFICES - 0.35%
2,500,000		AMB Property Lp	5.450	12/01/10	Baa2	2,470
2,000,000		EOP Operating Lp	5.875	01/15/13	Baa1	1,969
2,000,000		Health Care REIT, Inc	6.200	06/01/16	Baa3	1,916
2,500,000		HRPT Properties Trust	5.750	11/01/15	Baa2	2,375
5,000,000		Kimco Realty Corp	5.304	02/22/11	Baa1	4,870
2,500,000		Kimco Realty Corp	5.783	03/15/16	Baa1	2,423
2,500,000		Pan Pacific Retail Properties, Inc	5.250	09/01/15	Baa1	2,308
2,000,000		Simon Property Group Lp	6.100	05/01/16	Baa1	1,987
2,275,000		Washington Real Estate Investment Trust	7.250	08/13/06	Baa1	2,277
5,500,000		Washington Real Estate Investment Trust	6.898	02/25/08	Baa1	5,593
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES				28,188

INDUSTRIAL MACHINERY AND EQUIPMENT - 0.34%
9,220,000		Cooper Cameron Corp	2.650	04/15/07	Baa1	8,962
281,000		Deere & Co	8.500	01/09/22	A3	351
10,000,000	g	Pall Corp	6.000	08/01/12	Baa2	9,899
7,775,000		Smith International, Inc	6.750	02/15/11	Baa1	8,010
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT				27,222

INSTRUMENTS AND RELATED PRODUCTS - 0.36%
5,000,000		Beckman Coulter, Inc	6.875	11/15/11	Baa3	5,189
4,500,000		Becton Dickinson & Co	7.150	10/01/09	A2	4,696
5,000,000		Boston Scientific Corp	5.500	11/15/15	Baa3	4,815
5,200,000		CR Bard, Inc	6.700	12/01/26	Baa1	5,393
3,500,000		Medtronic, Inc	4.750	09/15/15	A1	3,208
3,000,000		Thermo Electron Corp	7.625	10/30/08	Baa1	3,104
2,000,000		Thermo Electron Corp	5.000	06/01/15	Baa1	1,824
		TOTAL INSTRUMENTS AND RELATED PRODUCTS				28,229

INSURANCE CARRIERS - 0.83%
3,000,000		Aetna, Inc	6.625	06/15/36	A3	2,988
3,500,000		Cincinnati Financial Corp	6.125	11/01/34	A2	3,289
3,000,000		First American Corp	5.700	08/01/14	Baa2	2,863
2,500,000		Hartford Life Global Funding Trusts	5.429	03/15/11	Aa3	2,499
5,000,000	g	Health Care Service Corp	7.750	06/15/11	A2	5,378
1,200,000	g	Jackson National Life Global Funding	6.125	05/30/12	A1	1,227
2,500,000		Jefferson-Pilot Corp	4.750	01/30/14	N/R	2,306
5,000,000		Jefferson-Pilot Life Funding Trust I	3.250	06/02/08	Baa3	4,991
1,945,000	g	John Hancock Global Funding II	7.900	07/02/10	Aa3	2,112
2,000,000		Markel Corp	6.800	02/15/13	Baa3	2,002
3,000,000		Markel Corp	7.350	08/15/34	Baa3	2,930
2,230,000		Nationwide Financial Services	6.250	11/15/11	A3	2,262
1,000,000		Nationwide Financial Services	5.900	07/01/12	A3	995
2,000,000	g	Nationwide Life Global Funding I	2.750	05/15/07	Aa3	1,947
5,000,000		Nationwide Life Global Funding I	5.350	03/15/11	Aa3	4,921
5,000,000	g	New York Life Global Funding	4.625	08/16/10	Aa1	4,805

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account
					MOODYS
				MATURITY	RATING +	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)
$ 4,900,000		Ohio National Financial Services, Inc	7.000	07/15/11	Baa1	$5,100
3,500,000	g	Pricoa Global Funding I	4.625	06/25/12	Aa3	3,285
2,500,000		Protective Life Secured Trust	4.850	08/16/10	Aa3	2,421
2,500,000		Protective Life Secured Trust	4.000	04/01/11	Aa3	2,318
1,500,000		Prudential Funding LLC	6.600	05/15/08	A1	1,523
3,000,000		WellPoint, Inc	5.000	01/15/11	Baa1	2,895
1,500,000		WellPoint, Inc	5.850	01/15/36	Baa1	1,348
		TOTAL INSURANCE CARRIERS				66,405

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.06%
5,000,000		Harsco Corp	5.125	09/15/13	A3	4,788
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES				4,788

MISCELLANEOUS RETAIL - 0.06%
4,673,260	g	CVS Corp	5.298	01/11/27	A3	4,311
		TOTAL MISCELLANEOUS RETAIL				4,311

MOTION PICTURES - 0.21%
6,000,000		Historic TW, Inc	6.625	05/15/29	Baa1	5,787
5,234,000		Time Warner Entertainment Co Lp	10.150	05/01/12	Baa2	6,096
5,000,000		Walt Disney Co	5.500	12/29/06	A3	5,000
		TOTAL MOTION PICTURES				16,883

NONDEPOSITORY INSTITUTIONS - 0.51%
5,000,000		American Express Credit Corp	5.496	10/04/10	Aa3	5,006
5,000,000		Capital One Financial Corp	5.500	06/01/15	Baa3	4,734
4,000,000		CIT Group Funding Co of Canada	4.650	07/01/10	A2	3,831
1,000,000		Countrywide Home Loans, Inc	4.000	03/22/11	A3	918
4,000,000	g	IBM Canada Credit Services Co	3.750	11/30/07	A1	3,882
2,000,000		John Deere Capital Corp	7.000	03/15/12	A3	2,104
6,000,000		Residential Capital Corp	6.500	04/17/13	Baa3	5,875
5,000,000		SLM Corp	5.240	07/27/09	A2	5,004
5,000,000		SLM Corp	4.500	07/26/10	A2	4,767
5,000,000		SLM Corp	5.375	05/15/14	A2	4,782
		TOTAL NONDEPOSITORY INSTITUTIONS				40,903

OIL AND GAS EXTRACTION - 0.39%
5,000,000		Anadarko Finance Co	7.500	05/01/31	Baa1	5,356
3,500,000		Chesapeake Energy Corp	6.500	08/15/17	Ba2	3,193
5,700,000		ENSCO International, Inc	6.750	11/15/07	Baa1	5,775
5,000,000	g	Eog Resources Canada, Inc	4.750	03/15/14	A3	4,652
2,000,000		Equitable Resources, Inc	5.000	10/01/15	A2	1,861
2,000,000		Noble Energy, Inc	8.000	04/01/27	Baa2	2,255
3,900,000		Ocean Energy, Inc	4.375	10/01/07	Baa3	3,824
2,000,000		Valero Logistics Operations Lp	6.050	03/15/13	Baa3	1,958
2,000,000		XTO Energy, Inc	6.100	04/01/36	Baa3	1,816
		TOTAL OIL AND GAS EXTRACTION				30,690

OTHER MORTGAGE BACKED SECURITIES - 2.38%
6,000,000		Banc of America Commercial Mortgage, Inc Series 2002-2 (Class A3)	5.118	07/11/43	N/R	5,815
10,000,000		Banc of America Commercial Mortgage, Inc Series 2004-4 (Class A6)	4.877	07/10/42	N/R	9,358
3,000,000		Banc of America Commercial Mortgage, Inc Series 2005-1 (Class B)	4.999	11/10/42	N/R	2,856
8,370,000		Banc of America Commercial Mortgage, Inc Series 2005-5 (Class AJ)	5.331	10/10/45	A	7,934
1,375,000		Banc of America Commercial Mortgage, Inc Series 2005-6 (Class AJ)	5.354	09/10/47	Aaa	1,305
2,000,000		Banc of America Commercial Mortgage, Inc Series 2006-2 (Class A4)	5.741	05/10/45	N/R	1,988
6,886,177		Banc of America Mortgage Securities Series 2006-1 (Class A8)	6.000	05/01/36	Aaa	6,864
2,747,522		Bank of America Alternative Loan Trust Series 2004-8 (Class 3A1)	5.500	09/25/19	Aaa	2,692
4,500,000		Bear Stearns Commercial Mortgage Securities Series 2005-PW10 (Class AJ)	5.614	12/11/40	Aaa	4,362
4,100,000		Bear Stearns Commercial Mortgage Securities Series 2006-PW11 (Class A4)	5.625	03/11/39	N/R	3,998

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account
				MOODYS
			MATURITY	RATING +	VALUE
PRINCIPAL		RATE	DATE	(Unaudited)	(000)
$ 3,000,000	Bear Stearns Commercial Mortgage Securities Series 2006-PW12 (Class A4)	5.712	09/11/38	Aaa	$2,978
2,000,000	Bear Stearns Commercial Mortgage Securities Series 2006-T22 (Class A4)	5.634	04/12/38	Aaa	1,956
3,264,079	Countrywide Alternative Loan Trust Series 2004-31T1 (Class A2)	5.673	09/25/34	N/R	3,270
12,000,000	Countrywide Alternative Loan Trust Series 2005-37T1 (Class A4)	5.500	09/25/35	Aaa	11,193
2,500,000	Countrywide Alternative Loan Trust Series 2005-J8 (Class 1A5)	5.500	07/25/35	Aaa	2,345
4,927,318	Countrywide Alternative Loan Trust Series 2006-12CB (Class A10)	5.673	05/25/36	Aaa	4,884
4,704,368	Countrywide Home Loan Mortgage Pass Through Trust Series 2005-17 (Class 1A10)	5.250	09/25/35	N/R	4,609
4,500,000	Credit Suisse Mortgage Capital Certificates Series 2006-C1 (Class A4)	5.609	02/15/39	N/R	4,391
3,000,000	Credit Suisse Mortgage Capital Certificates Series 2006-C2 (Class A3)	5.848	03/15/39	Aaa	2,963
7,000,000	Credit Suisse/Morgan Stanley Commerical Mortgage Certificate Series HC1A (Class A1)	5.389	05/15/23	Aaa	7,002
1,189,964	CS First Boston Mortgage Securities Corp Series 2004-8 (Class 7A1)	6.000	12/25/34	N/R	1,177
7,577,552	CS First Boston Mortgage Securities Corp Series 2005-5 (Class 7A1)	6.000	07/25/35	Aaa	7,428
1,000,000	JP Morgan Chase Commercial Mortgage Securities Corp Series 2002-C1 (Class A3)	5.376	07/12/37	Aaa	980
9,000,000	JP Morgan Chase Commercial Mortgage Securities Corp Series 2003-CB6 (Class A2)	5.255	07/12/37	Aaa	8,689
3,100,000	LB-UBS Commercial Mortgage Trust Series 2005-C3 (Class A2)	4.553	07/15/30	Aaa	2,981
3,000,000	LB-UBS Commercial Mortgage Trust Series 2005-C5 (Class AJ)	5.057	09/15/40	N/R	2,812
5,541,914	MASTR Alternative Loans Trust Series 2004-8 (Class 5A1)	6.000	09/25/34	N/R	5,415
875,799	MASTR Asset Securitization Trust Series 2005-2 (Class 3A1)	5.000	10/25/20	Aaa	851
10,000,000	Merrill Lynch Mortgage Trust Series 2003-KEY1 (Class A4)	5.236	11/12/35	N/R	9,619
2,675,000	Merrill Lynch Mortgage Trust Series 2005-LC1 (Class A4)	5.291	01/12/44	Aaa	2,560
1,300,000	Merrill Lynch Mortgage Trust Series 2006-C1 (Class A4)	5.844	05/12/39	N/R	1,287
2,300,000	Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-1 (Class A4)	5.620	02/12/39	N/R	2,239
10,000,000	Morgan Stanley Capital I Series 2005-HQ5 (Class A2)	4.809	01/14/42	N/R	9,714
5,000,000	Morgan Stanley Capital I Series 2006-HE1 (Class A2)	5.443	01/25/36	Aaa	5,002
4,000,000	Morgan Stanley Capital I Series 2006-HQ8 (Class AJ)	5.641	03/12/44	Aaa	3,881
2,500,000	Morgan Stanley Capital I Series 2006-IQ11 (Class A4)	5.775	10/15/42	N/R	2,486
1,500,000	Morgan Stanley Capital I Series 2006-T21 (Class AJ)	5.273	10/12/52	Aaa	1,426
6,432,900	Residential Funding Mortgage Security I Series 2004-S5 (Class 2A1)	4.500	05/25/19	N/R	6,166
3,000,000	Wachovia Bank Commercial Mortgage Trust Series 2005-C20 (Class A7)	5.118	07/15/42	Aaa	2,839
2,700,000	Wachovia Bank Commercial Mortgage Trust Series 2006-C24 (Class A3)	5.558	03/15/45	A	2,631
13,906,970	Wells Fargo Mortgage Backed Securities Trust Series 2003-16 (Class 2A1)	4.500	12/25/18	N/R	12,977
3,217,878	Wells Fargo Mortgage Backed Securities Trust Series 2005-1 (Class 2A1)	5.000	01/25/20	Aaa	3,131
434,467	Wells Fargo Mortgage Backed Securities Trust Series 2005-5 (Class 1A1)	5.000	05/25/20	Aaa	413
	TOTAL OTHER MORTGAGE BACKED SECURITIES				189,467

PAPER AND ALLIED PRODUCTS - 0.08%
5,000,000	Bemis Co	4.875	04/01/12	Baa1	4,651
2,000,000	Rock-Tenn Co	8.200	08/15/11	Ba3	2,000
	TOTAL PAPER AND ALLIED PRODUCTS				6,651

PETROLEUM AND COAL PRODUCTS - 0.07%
6,500,000	Sunoco, Inc	4.875	10/15/14	Baa2	5,893
	TOTAL PETROLEUM AND COAL PRODUCTS				5,893

PIPELINES, EXCEPT NATURAL GAS - 0.03%
2,500,000	Kinder Morgan Energy Partners Lp	7.300	08/15/33	Baa1	2,546
	TOTAL PIPELINES, EXCEPT NATURAL GAS				2,546

PRINTING AND PUBLISHING - 0.13%
5,000,000	Dow Jones & Co, Inc	3.875	02/15/08	Baa1	4,864
2,500,000	Dun & Bradstreet Corp	5.500	03/15/11	N/R	2,463
3,000,000	EW Scripps Co	4.300	06/30/10	A2	2,829
	TOTAL PRINTING AND PUBLISHING				10,156

RAILROAD TRANSPORTATION - 0.08%
1,900,000	CSX Transportation, Inc	7.820	04/01/11	N/R	2,053
185,000	Norfolk Southern Corp	7.800	05/15/27	Baa1	218
4,815,000	Norfolk Southern Corp	5.640	05/17/29	Baa1	4,424
	TOTAL RAILROAD TRANSPORTATION				6,695

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account
					MOODYS
				MATURITY	RATING +	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)
SECURITY AND COMMODITY BROKERS - 0.30%
$ 3,000,000		Goldman Sachs Group Lp	4.500	06/15/10	Aa3	$2,866
2,500,000		Goldman Sachs Group, Inc	4.750	07/15/13	Aa3	2,322
2,000,000		Goldman Sachs Group, Inc	6.450	05/01/36	A1	1,912
3,156,000		Jefferies Group, Inc	6.250	01/15/36	Baa1	2,864
5,775,000		Legg Mason, Inc	6.750	07/02/08	A3	5,890
5,000,000		Merrill Lynch & Co, Inc	4.790	08/04/10	Aa3	4,825
3,000,000		Merrill Lynch & Co, Inc	6.050	05/16/16	A1	2,980
		TOTAL SECURITY AND COMMODITY BROKERS				23,659

STONE, CLAY AND GLASS PRODUCTS - 0.01%
1,000,000		Martin Marietta Materials, Inc	5.875	12/01/08	A3	1,002
		TOTAL STONE, CLAY AND GLASS PRODUCTS				1,002

TRANSPORTATION BY AIR - 0.12%
5,000,000		JetBlue Airways Corp	5.620	11/15/16	Aaa	4,911
1,700,000		Southwest Airlines Co	5.496	11/01/06	Aa2	1,700
3,000,000		Southwest Airlines Co	5.125	03/01/17	Baa1	2,705
		TOTAL TRANSPORTATION BY AIR				9,316

TRANSPORTATION EQUIPMENT - 0.07%
4,745,657	g	Southern Capital Corp	5.700	06/30/22	Aaa	4,625
1,000,000		Union Tank CAR Co	6.790	05/01/10	A1	1,039
		TOTAL TRANSPORTATION EQUIPMENT				5,664

TRANSPORTATION SERVICES - 0.08%
1,868,464		GATX Corp	5.697	01/02/25	Baa2	1,723
5,000,000		TTX Co	3.875	03/01/08		4,829
		TOTAL TRANSPORTATION SERVICES				6,552

WHOLESALE TRADE-DURABLE GOODS - 0.02%
2,000,000		Johnson & Johnson	4.950	05/15/33	Aaa	1,771
		TOTAL WHOLESALE TRADE-DURABLE GOODS				1,771

WHOLESALE TRADE-NONDURABLE GOODS - 0.20%
5,000,000		Gillette Co	4.125	08/30/07	Aa3	4,919
1,800,000		Nike, Inc	5.150	10/15/15	A2	1,702
2,500,000		Procter & Gamble Co	8.750	06/01/22	Aa3	3,222
3,500,000		Procter & Gamble Co	5.800	08/15/34	Aa3	3,366
3,000,000	e	Sysco Corp	5.375	09/21/35	A1	2,669
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS				15,878

		TOTAL CORPORATE BONDS				985,248
		(Cost $1,017,017)

GOVERNMENT BONDS - 26.64%

AGENCY SECURITIES - 8.01%
6,906,697		Cal Dive International, Inc	4.930	02/01/27	N/R	6,367
4,500,000		Egypt Government AID Bonds	4.450	09/15/15	Aaa	4,177
11,000,000	e	Federal Farm Credit Bank (FFCB)	5.375	07/18/11	Aaa	10,968
4,900,000	e	FFCB	4.875	12/16/15	N/R	4,672
5,340,000		FFCB	5.250	08/13/19	Aaa	5,127
2,000,000		Federal Home Loan Bank (FHLB)	4.000	07/30/18	Aaa	1,919
2,750,000		Federal Home Loan Mortgage Corp (FHLMC)	2.500	11/28/06	Aaa	2,718
3,750,000		FHLMC	4.625	06/01/07	Aaa	3,719
2,950,000		FHLMC	4.000	08/17/07	Aaa	2,901
7,500,000		FHLMC	5.125	10/24/07	Aaa	7,460

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account
					MOODYS
				MATURITY	RATING +	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)
$ 2,450,000		FHLMC	4.375	11/16/07	Aaa	$2,414
20,000,000		FHLMC	4.830	11/28/07	Aaa	19,992
11,750,000		FHLMC	5.125	04/18/08	N/R	11,685
6,000,000		FHLMC	3.500	04/28/08	Aaa	5,797
13,000,000		FHLMC	3.500	05/21/08	Aaa	12,543
1,500,000		FHLMC	3.600	05/22/08	Aaa	1,449
3,500,000		FHLMC	2.650	05/30/08	Aaa	3,323
19,000,000		FHLMC	4.625	09/15/08	Aaa	18,659
10,000,000		FHLMC	5.250	05/21/09	N/R	9,950
2,400,000		FHLMC	7.000	03/15/10	Aaa	2,521
13,600,000		FHLMC	4.750	01/18/11	Aaa	13,208
21,910,000		FHLMC	5.875	03/21/11	Aa2	22,119
3,000,000	e	FHLMC	5.125	04/18/11	Aa2	2,954
15,575,000		FHLMC	5.250	07/18/11	N/R	15,416
22,200,000		FHLMC	6.250	03/05/12	Aaa	22,231
9,300,000		FHLMC	8.250	06/01/16	N/R	11,040
8,500,000		FHLMC	5.750	06/27/16	Aa2	8,479
28,242,000		Federal National Mortgage Association (FNMA)	4.750	01/02/07	Aa2	28,120
7,813,000		FNMA	3.000	03/02/07	Aaa	7,684
1,850,000		FNMA	3.375	05/15/07	Aaa	1,816
6,000,000		FNMA	4.125	06/16/08	Aaa	5,845
20,000,000		FNMA	5.210	03/16/09	Aaa	19,803
43,700,000		FNMA	7.125	06/15/10	Aaa	46,208
5,000,000		FNMA	6.625	11/15/10	Aaa	5,220
25,000,000		FNMA	6.000	05/15/11	Aaa	25,531
7,580,000		FNMA	4.125	01/30/12	Aaa	7,072
15,000,000		FNMA	5.250	08/01/12	Aa2	14,661
16,570,000		FNMA	5.240	08/07/18	Aaa	15,719
10,963,000	j	Government Trust Certificate	0.000	11/15/07	N/R	10,199
4,000,000	j	Government Trust Certificate	0.000	04/01/21	N/R	1,746
517,792		New Valley Generation III	4.687	01/15/22	Aaa	502
23,053,496	j	Overseas Private Investment Corp	0.000	12/16/06	N/R	24,085
1,586,685	j	Overseas Private Investment Corp	0.000	12/16/06	N/R	1,658
5,063,381	j	Overseas Private Investment Corp	0.000	12/16/06	N/R	5,290
11,689,749	j	Overseas Private Investment Corp	0.000	12/16/06	N/R	12,213
2,231,261	j	Overseas Private Investment Corp	0.000	12/16/06	N/R	2,331
5,061,662	j	Overseas Private Investment Corp	0.000	12/16/06	N/R	5,288
10,100,000	j	Overseas Private Investment Corp	0.000	09/15/08	N/R	10,913
6,794,000		Overseas Private Investment Corp	4.050	11/15/14	N/R	6,359
8,360,092		Overseas Private Investment Corp	3.740	04/15/15	N/R	7,826
4,688,000		Private Export Funding Corp	6.490	07/15/07	Aaa	4,728
2,850,000		Private Export Funding Corp	3.375	02/15/09	Aaa	2,711
5,000,000		Private Export Funding Corp	6.070	04/30/11	Aaa	5,120
8,707,000		Private Export Funding Corp	5.685	05/15/12	Aaa	8,677
30,385,000		Private Export Funding Corp	4.974	08/15/13	Aaa	29,331
37,425,000		Private Export Funding Corp	4.550	05/15/15	Aaa	34,644
24,930,000		Private Export Funding Corp	4.950	11/15/15	Aaa	23,704
20,025,000		Tennessee Valley Authority	5.880	04/01/36	N/R	20,735
8,844,424	g	US Trade Funding Corp	4.260	11/15/14	N/R	8,476
		TOTAL AGENCY SECURITIES				638,023

FOREIGN GOVERNMENT BONDS - 1.08%
5,750,000		Canada Mortgage & Housing Corp	4.800	10/01/10	Aaa	5,620
1,500,000		Development Bank of Japan	4.250	06/09/15	Aaa	1,358
5,000,000		Eksportfinans A/S	5.500	05/25/16	Aaa	4,951
1,500,000	e	European Investment Bank	5.250	06/15/11	Aaa	1,491
2,000,000		European Investment Bank	4.875	02/15/36	Aaa	1,774
5,000,000		Federal Republic of Germany	3.875	06/01/10	Aaa	4,763
6,082,000		Hydro Quebec	8.400	01/15/22	Aa3	7,561

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account
					MOODYS
				MATURITY	RATING +	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)
$ 3,000,000	e	Italy Government International Bond	4.500	01/21/15	Aa2	$2,773
5,000,000		Japan Bank for International Cooperation	4.750	05/25/11	Aaa	4,814
5,000,000	e	Kreditanstalt fuer Wiederaufbau	5.125	03/14/16	Aaa	4,853
2,700,000		Landwirtschaftliche Rentenbank	5.250	07/15/11	Aaa	2,672
5,000,000		Oesterreichische Kontrollbank AG.	4.875	02/16/16	Aaa	4,762
4,750,000		Province of Manitoba Canada	4.450	04/12/10	Aa2	4,594
5,000,000		Province of Ontario	4.750	01/19/16	Aa2	4,693
7,500,000		Province of Quebec Canada	5.000	03/01/16	A1	7,104
5,000,000		Province of Quebec Canada	7.500	09/15/29	Aa3	6,028
10,000,000		Province of Saskatchewan Canada	8.000	02/01/13	A3	11,336
5,000,000		Svensk Exportkredit AB	4.125	10/15/08	Aa1	4,855
		TOTAL FOREIGN GOVERNMENT BONDS				86,002

MORTGAGE BACKED SECURITIES - 13.05%
10,000,000	v	Fannie Mae Benchmark REMIC	6.000	06/25/16		9,969
6,000,000		Federal Home Loan Mortgage Corp (FHLMC)	5.000	06/15/29		5,809
1,975,517		FHLMC	6.000	04/15/30		1,974
3,740,864		FHLMC	6.000	12/15/30		3,746
9,000,000		FHLMC	5.000	06/15/31		8,574
614,240		FHLMC	5.500	09/15/32		578
7,000,000		FHLMC	5.500	05/15/33		6,707
5,715,189		FHLMC	4.500	09/15/35		5,378
261,818		Federal Home Loan Mortgage Corp Gold (FGLMC)	6.000	03/01/11		262
804,203		FGLMC	6.500	12/01/16		814
1,156,281		FGLMC	6.000	12/01/17		1,159
6,974,192		FGLMC	4.500	10/01/18		6,596
9,195,079		FGLMC	4.500	11/01/18		8,697
8,370,743		FGLMC	4.500	11/01/18		7,917
10,288,103		FGLMC	4.500	01/01/19		9,725
4,709,663	d	FGLMC	5.500	01/01/19		4,627
4,024,400		FGLMC	5.000	02/01/19		3,879
758,542	d	FGLMC	7.000	10/01/20		780
41,685		FGLMC	7.000	05/01/23		43
382,458	d	FGLMC	8.000	01/01/31		403
6,083,084		FGLMC	5.500	09/01/33		5,868
7,937,651		FGLMC	5.500	09/01/33		7,658
2,033,168		FGLMC	6.500	11/01/33		2,050
17,319,874		FGLMC	5.500	12/01/33		16,706
17,578,207		FGLMC	5.000	01/01/34		16,495
3,562,113		FGLMC	6.500	08/01/34		3,584
2,727,860		FGLMC	5.500	12/01/34		2,627
18,320,322		FGLMC	4.500	04/01/35		16,662
1,670,461		FGLMC	6.000	05/01/35		1,646
3,521,402		FGLMC	6.000	05/01/35		3,469
2,887,263		FGLMC	6.000	05/01/35		2,844
2,259,506		FGLMC	6.000	05/01/35		2,226
1,364,031		FGLMC	6.000	05/01/35		1,344
1,398,961		FGLMC	6.000	05/01/35		1,378
3,270,204		FGLMC	5.500	06/01/35		3,143
4,832,203		FGLMC	6.000	08/01/35		4,761
8,543,906		FGLMC	4.500	09/01/35		7,751
7,129,938		FGLMC	4.500	09/01/35		6,468
2,973,897		FGLMC	4.500	09/01/35		2,698
14,430,774		FGLMC	5.000	09/01/35		13,487
3,286,456		FGLMC	5.000	10/01/35		3,072
3,805,373		FGLMC	5.000	11/01/35		3,557
1,108,194		FGLMC	4.500	12/01/35		1,005
9,676,885		FGLMC	6.000	01/01/36		9,529
4,069,394		FGLMC	7.000	01/01/36		4,165

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)
$ 999,130		FGLMC	6.500	05/01/36	$1,005
69,109		Federal National Mortgage Association (FNMA)	7.500	06/01/11	71
5,379		FNMA	8.000	06/01/11	6
59,421		FNMA	8.000	07/01/11	62
7,754		FNMA	7.500	08/01/11	8
15,096		FNMA	7.500	09/01/11	15
1,086		FNMA	7.500	09/01/11	1
1,623		FNMA	7.500	10/01/11	2
43,514		FNMA	7.500	10/01/11	45
7,841		FNMA	7.500	10/01/11	8
361,445		FNMA	7.000	04/01/12	369
58,002		FNMA	6.500	09/01/12	59
233,770		FNMA	5.000	06/01/13	227
2,877,395		FNMA	4.440	07/01/13	2,684
4,980,099		FNMA	4.019	08/01/13	4,543
3,338,092		FNMA	4.518	05/01/14	3,112
4,420,526		FNMA	4.265	06/01/14	4,051
3,200,553		FNMA	4.530	10/01/14	2,987
19,801		FNMA	8.500	11/01/14	21
584,438		FNMA	6.500	10/01/16	593
2,230,477	d	FNMA	6.500	04/01/17	2,263
1,145,566		FNMA	6.500	02/01/18	1,162
4,173,413		FNMA	5.500	03/01/18	4,103
721,798		FNMA	5.500	04/01/18	710
87,848		FNMA	5.500	05/01/18	86
16,443,351		FNMA	5.000	07/01/18	15,872
16,500,785		FNMA	5.500	11/01/18	16,221
7,177,666		FNMA	5.000	12/01/18	6,928
5,647,022		FNMA	5.000	01/01/19	5,451
822,800		FNMA	6.000	01/01/19	820
828,796		FNMA	6.000	02/01/19	826
600,000		FNMA	4.000	02/25/19	521
7,966,812		FNMA	5.000	03/01/19	7,685
970,739		FNMA	4.500	05/01/19	919
36,000,000	h	FNMA	5.000	07/25/21	34,661
57,000,000	h	FNMA	6.000	08/25/21	57,142
86,876		FNMA	8.000	03/01/23	92
1,248,210		FNMA	5.500	02/01/24	1,215
194,608		FNMA	8.000	07/01/24	206
33,324,023		FNMA	5.000	10/01/25	31,562
14,615,715		FNMA	6.000	03/01/32	14,456
682,754		FNMA	5.000	02/01/33	641
6,000,000		FNMA	4.500	03/25/33	5,679
1,529,662		FNMA	5.500	06/01/33	1,476
1,729,928		FNMA	5.500	07/01/33	1,669
1,895,286		FNMA	5.500	07/01/33	1,828
3,012,568		FNMA	4.500	08/01/33	2,745
1,833,090		FNMA	5.000	08/01/33	1,722
3,402,315		FNMA	6.000	08/01/33	3,359
6,000,000		FNMA	5.500	08/25/33	5,807
2,172,595		FNMA	5.000	10/01/33	2,041
2,127,382		FNMA	5.000	10/01/33	1,998
37,859,934		FNMA	5.000	11/01/33	35,562
2,589,394		FNMA	5.000	11/01/33	2,432
2,828,246		FNMA	5.500	11/01/33	2,728
3,587,665		FNMA	5.500	11/01/33	3,461
4,069,214		FNMA	5.500	11/01/33	3,926
2,818,037		FNMA	5.500	11/01/33	2,719
2,453,748		FNMA	5.500	11/01/33	2,367

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)
$ 838,024		FNMA	5.500	12/01/33	$808
1,740,179		FNMA	5.500	12/01/33	1,679
599,197		FNMA	5.500	12/01/33	578
2,158,785		FNMA	5.500	01/01/34	2,083
784,915		FNMA	5.000	03/01/34	737
699,233		FNMA	5.000	03/01/34	657
907,960		FNMA	5.000	03/01/34	853
1,983,528		FNMA	5.000	03/01/34	1,863
2,496,298		FNMA	4.350	03/25/34	2,370
5,989,771		FNMA	5.000	04/01/34	5,617
1,514,601		FNMA	4.500	05/01/34	1,377
86,447		FNMA	4.500	05/01/34	79
79,127		FNMA	4.500	05/01/34	72
335,091		FNMA	4.500	06/01/34	305
75,424		FNMA	4.500	06/01/34	69
123,914		FNMA	4.500	06/01/34	113
80,119		FNMA	4.500	06/01/34	73
248,992		FNMA	4.500	07/01/34	226
217,427		FNMA	4.500	07/01/34	198
71,516		FNMA	4.500	07/01/34	65
119,664		FNMA	4.500	08/01/34	109
1,911,848		FNMA	4.500	08/01/34	1,738
107,121		FNMA	4.500	09/01/34	97
5,000,000		FNMA	5.500	10/25/34	4,758
16,026,580		FNMA	5.000	11/01/34	15,054
5,429,766		FNMA	5.500	01/01/35	5,229
17,426,381		FNMA	5.500	01/01/35	16,783
29,255,329		FNMA	5.500	02/01/35	28,174
6,451,955		FNMA	5.000	02/25/35	6,247
981,772	d	FNMA	5.500	03/01/35	944
3,307,987		FNMA	5.500	04/01/35	3,180
4,086,306		FNMA	5.500	04/01/35	3,928
34,067,880		FNMA	5.500	04/01/35	32,745
13,785,566		FNMA	5.500	04/01/35	13,250
3,253,578		FNMA	5.500	04/01/35	3,127
1,039,260		FNMA	5.500	05/01/35	999
1,163,099		FNMA	5.500	05/01/35	1,118
6,421,437		FNMA	5.500	05/01/35	6,172
1,342,103		FNMA	5.500	05/01/35	1,290
7,637,975		FNMA	6.000	05/01/35	7,524
3,833,047		FNMA	5.500	06/01/35	3,684
4,134,423		FNMA	5.500	06/01/35	3,974
5,306,698		FNMA	5.500	06/01/35	5,101
538,253		FNMA	7.500	06/01/35	557
1,049,438		FNMA	6.000	07/01/35	1,034
9,556,337		FNMA	5.000	09/01/35	8,939
12,954,009		FNMA	4.000	10/01/35	11,411
6,887,006		FNMA	5.000	10/01/35	6,442
15,687,706		FNMA	5.500	10/01/35	15,079
1,981,597		FNMA	6.500	02/01/36	1,992
3,027,208		FNMA	6.500	02/01/36	3,043
24,344,040		FNMA	6.000	03/01/36	23,964
11,521,081		FNMA	5.500	04/01/36	11,009
12,521,718		FNMA	5.000	05/01/36	11,648
14,769,633	h	FNMA	5.875	06/01/36	14,805
34,000,000	h	FNMA	5.500	07/25/36	32,651
54,000,000	h	FNMA	6.000	07/25/36	53,139
28,000,000	h	FNMA	6.500	07/25/36	28,140
6,970		Government National Mortgage Association (GNMA)	8.500	09/15/09	7

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)
$ 45,179		GNMA	8.500	10/15/09	$47
7,280		GNMA	8.500	12/15/09	7
204,126		GNMA	9.000	12/15/09	211
6,428,827		GNMA	6.250	12/15/11	6,393
4,665,157		GNMA	5.220	04/15/15	4,533
213,287		GNMA	9.000	12/15/17	228
2,919		GNMA	9.000	08/15/20	3
146,995		GNMA	8.000	06/15/22	156
55,468		GNMA	6.500	08/15/23	56
29,663		GNMA	6.500	08/15/23	30
38,761		GNMA	6.500	09/15/23	39
10,000,000		GNMA	4.500	11/16/29	9,441
12,000,000		GNMA	4.385	08/16/30	11,604
550,578	d	GNMA	6.500	05/20/31	556
210,166		GNMA	5.000	06/20/33	198
5,486,904		GNMA	5.500	09/15/33	5,325
2,879,601		GNMA	5.500	11/20/33	2,783
205,181		GNMA	5.000	03/20/34	193
3,462,273		GNMA	5.000	06/20/34	3,260
329,584		GNMA	5.000	07/20/34	310
2,467,817		GNMA	5.000	02/20/35	2,322
10,674,367		GNMA	5.000	03/20/35	10,042
2,538,651		GNMA	5.500	03/20/35	2,452
12,707,158		GNMA	5.500	12/20/35	12,271
17,000,000	h	GNMA	5.000	07/15/36	16,086
5,000,000	h	GNMA	6.000	07/20/36	4,958
		TOTAL MORTGAGE BACKED SECURITIES			1,039,171

MUNICIPAL BONDS - 0.96%
1,860,000		Allegheny County Redevelopment Authority	5.000	09/01/11	1,804
4,500,000		Basin Electric Power Coop	6.127	06/01/41	4,516
3,000,000		City of Chicago IL	5.200	01/01/09	2,978
4,000,000		City of Dallas TX	5.078	02/15/22	3,686
1,000,000		City of Eugene OR	6.320	08/01/22	1,038
5,000,000		City of New York NY	4.500	06/01/15	4,543
7,410,000		City of New York NY	7.550	11/15/20	7,683
1,055,000		City of Oakland CA		12/15/11	778
1,680,000		Douglas County Public Utility District No 1 Wells Hydroelectric	5.112	09/01/18	1,562
8,500,000		Fiscal Year 2005 Securitization Corp	4.760	08/15/19	7,921
1,000,000		Kansas Development Finance Authority	4.592	05/01/14	928
1,350,000		Kansas Development Finance Authority	4.722	05/01/15	1,252
3,000,000		Metropolitan Washington Airports Authority	5.690	10/01/30	2,871
4,610,000		New York City Housing Development Corp	4.660	11/01/10	4,511
5,000,000		New York State Environmental Facilities Corp	4.900	12/15/11	4,885
2,500,000		Newport News Economic Development Authority	5.640	01/15/29	2,311
2,500,000		Oklahoma Capital Improvement Authority	5.180	07/01/14	2,411
5,570,000		State of Illinois	4.350	06/01/18	4,927
3,265,000		State of Texas	4.900	08/01/20	2,959
6,370,000		State of Washington	5.050	01/01/18	6,089
4,250,000		Tennessee State School Bond Authority	7.750	05/01/15	4,575
2,025,000		University Central Fl University Revenues	5.125	10/01/20	1,850
		TOTAL MUNICIPAL BONDS			76,078

U.S. TREASURY SECURITIES - 3.54%
99,986,000	e	United States Treasury Bond	8.000	11/15/21	127,898
20,146,000	e	United States Treasury Bond	5.375	02/15/31	20,502
9,408,755	k	United States Treasury Inflation Indexed Note	3.375	01/15/07	9,433
9,519,403	k	United States Treasury Inflation Indexed Note	3.875	01/15/09	9,860
31,200,000	e	United States Treasury Note	7.000	07/15/06	31,212

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)
$ 2,850,000	e	United States Treasury Note	2.500	09/30/06	$2,832
1,000,000		United States Treasury Note	2.625	11/15/06	990
6,100,000	e	United States Treasury Note	3.125	01/31/07	6,025
3,000,000	e	United States Treasury Note	3.625	06/30/07	2,952
4,000,000	e	United States Treasury Note	4.875	04/30/08	3,978
8,100,000	e	United States Treasury Note	4.130	04/15/10	7,792
30,720,000	e	United States Treasury Note	4.875	05/31/11	30,410
220,000	e	United States Treasury Note	4.500	02/15/16	209
27,565,000	e	United States Treasury Note	5.125	05/15/16	27,535
		TOTAL U.S. TREASURY SECURITIES			281,628

		TOTAL GOVERNMENT BONDS			2,120,902
		(Cost $2,180,230)

		TOTAL BONDS			3,106,150
		(Cost $3,197,247)
SHARES

PREFERRED STOCKS - 0.03%

COMMUNICATIONS - 0.03%
100,000		Telephone & Data Systems, Inc			2,467
		TOTAL COMMUNICATIONS			2,467

		TOTAL PREFERRED STOCKS			2,467
		(Cost $2,563)

COMMON STOCKS - 59.96%

AMUSEMENT AND RECREATION SERVICES - 0.01%
17,522		International Speedway Corp (Class A)			813
		TOTAL AMUSEMENT AND RECREATION SERVICES			813

APPAREL AND ACCESSORY STORES - 0.46%
74,770		American Eagle Outfitters, Inc			2,545
750	*	AnnTaylor Stores Corp			33
35,889		Bebe Stores, Inc			553
4,400		Buckle, Inc			184
2,700	*	Cache, Inc			47
7,731	*	Casual Male Retail Group, Inc			78
21,300		Cato Corp (Class A)			551
3,600	*	Charlotte Russe Holding, Inc			86
67,100	*	Chico's FAS, Inc			1,810
6,700		Christopher & Banks Corp			194
7,800	*	Dress Barn, Inc			198
2,586		Finish Line, Inc (Class A)			31
88,808		Foot Locker, Inc			2,175
398,130		Gap, Inc			6,927
6,200	e*	Jo-Ann Stores, Inc			91
145,061	*	Kohl's Corp			8,576
239,620		Limited Brands, Inc			6,132
126,438		Nordstrom, Inc			4,615
46,984		Ross Stores, Inc			1,318
1,800	*	Shoe Carnival, Inc			43
9,338	e	Stage Stores, Inc			308
29,646	*	Urban Outfitters, Inc			518
		TOTAL APPAREL AND ACCESSORY STORES			37,013

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)
APPAREL AND OTHER TEXTILE PRODUCTS - 0.04%
13,000	*	Gymboree Corp	$452
39,016	*	Hartmarx Corp	234
14,000		Kellwood Co	410
48,054		Liz Claiborne, Inc	1,781
27,771		Russell Corp	504
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	3,381

AUTO REPAIR, SERVICES AND PARKING - 0.02%
27,900	e	Bandag, Inc	1,021
3,400		Ryder System, Inc	198
2,500	*	Wright Express Corp	72
		TOTAL AUTO REPAIR, SERVICES AND PARKING	1,291

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.04%
900		Advance Auto Parts	26
1,293	e*	America's Car-Mart, Inc	26
23,591	e*	Autozone, Inc	2,081
27,200	*	Carmax, Inc	964
14,532	*	Copart, Inc	357
2,200	*	Rush Enterprises, Inc (Class A)	40
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	3,494

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.75%
15,910		Fastenal Co	641
1,004,126		Home Depot, Inc	35,938
383,054		Lowe's Cos, Inc	23,240
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	59,819

BUSINESS SERVICES - 3.48%
95,445	*	24/7 Real Media, Inc	838
213,900	*	3Com Corp	1,095
118,165	*	Activision, Inc	1,345
4,500		Administaff, Inc	161
214,103	e*	Adobe Systems, Inc	6,500
15,700	e*	Agile Software Corp	100
82,490	e*	Akamai Technologies, Inc	2,985
15,325	*	aQuantive, Inc	388
49,392	e*	Ariba, Inc	406
234,955	*	Art Technology Group, Inc	700
30,351	e*	Audible, Inc	276
70,407	*	Autodesk, Inc	2,426
438,750		Automatic Data Processing, Inc	19,897
156,506	*	BEA Systems, Inc	2,049
52,912	e*	BearingPoint, Inc	443
39,452	*	BISYS Group, Inc	540
12,256	*	Blue Coat Systems, Inc	207
9,200	*	Checkfree Corp	456
29,200	e*	Ciber, Inc	192
34,118	e*	Click Commerce, Inc	673
793,764	*	CMGI, Inc	960
72,373	e*	CNET Networks, Inc	578
99,628	e*	Cogent Communications Group, Inc	934
39,918	*	Cogent, Inc	602
4,800		Cognex Corp	125
89,838	*	Compuware Corp	602
104,201	*	Convergys Corp	2,032
6,200	*	CSG Systems International, Inc	153
30,500		Deluxe Corp	533
2,603	e*	Digital River, Inc	105

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)
75,453	*	DST Systems, Inc	$4,489
21,400	*	Earthlink, Inc	185
498,777	*	eBay, Inc	14,609
8,599	*	eFunds Corp	190
125,701	*	Electronic Arts, Inc	5,410
20,548	e*	Equinix, Inc	1,127
100,576	*	Expedia, Inc	1,506
11,850		Fair Isaac Corp	430
107,614	*	Fiserv, Inc	4,881
14,043	*	Gartner, Inc (Class A)	199
12,500	*	Getty Images, Inc	794
80,052	e*	Google, Inc (Class A)	33,568
2,800	*	Hudson Highland Group, Inc	30
2,600	*	iGate Corp	17
123,843		IMS Health, Inc	3,325
12,242	e*	Infocrossing, Inc	141
47,677	*	Informatica Corp	628
3,920		infoUSA, Inc	40
185,150	e*	Innovative Solutions & Support, Inc	2,603
998,907	*	Internap Network Services Corp	1,049
8,109	*	Internet Security Systems, Inc	153
4,432	*	Interwoven, Inc	38
54,832	*	Intuit, Inc	3,311
43,824	e*	Ipass, Inc	245
39,174	*	Iron Mountain, Inc	1,464
25,783		Jack Henry & Associates, Inc	507
7,057	e*	Jupitermedia Corp	92
10,569	e*	Kanbay International, Inc	154
3,011	*	Kforce, Inc	47
80,277	*	KFX, Inc	1,227
29,700	*	Kinetic Concepts, Inc	1,311
30,399	*	Lamar Advertising Co	1,637
53,370	*	Lionbridge Technologies	295
7,348		Manpower, Inc	475
15,736	e*	Marchex, Inc	259
3,840,893		Microsoft Corp	89,493
46,510	*	Monster Worldwide, Inc	1,984
2,000	e*	Netratings, Inc	28
220,909	e*	NIC, Inc	1,597
222,200	*	Novell, Inc	1,473
92,228	e*	Nuance Communications, Inc	928
124,709		Omnicom Group, Inc	11,110
6,600	*	Online Resources Corp	68
81,471	*	Opsware, Inc	671
4,560	*	Parametric Technology Corp	58
16,200		Pegasystems, Inc	104
1,500	*	Radisys Corp	33
45,939	*	RealNetworks, Inc	492
71,798		Reynolds & Reynolds Co (Class A)	2,202
64,008		Robert Half International, Inc	2,688
33,608	*	RSA Security, Inc	914
33,306	*	Salesforce.com, Inc	888
140,148	*	Sapient Corp	743
48,983	*	Smith Micro Software, Inc	785
24,145	*	Sohu.com, Inc	623
6,300	*	SonicWALL, Inc	57
239,598	*	Sonus Networks, Inc	1,186
40,437	*	Spherion Corp	369
26,681		Startek, Inc	399

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)
2,700		Stellent, Inc	$26
1,543,479	*	Sun Microsystems, Inc	6,405
1,300	*	SYKES Enterprises, Inc	21
462,458	*	Symantec Corp	7,187
1,500	e*	SYNNEX Corp	29
9,384	*	TeleTech Holdings, Inc	119
35,400	e*	TIBCO Software, Inc	250
94,572		Total System Services, Inc	1,821
35,035	*	TradeStation Group, Inc	444
19,460	e*	Travelzoo, Inc	590
141,052	*	Unisys Corp	886
21,267		United Online, Inc	255
7,706	*	United Rentals, Inc	247
13,535	*	Universal Compression Holdings, Inc	852
164,671	*	VA Software Corp	639
32,414	e*	Vasco Data Security International	271
126,642	*	VeriSign, Inc	2,934
1,400	*	Volt Information Sciences, Inc	65
8,300	e*	WebEx Communications, Inc	295
		TOTAL BUSINESS SERVICES	276,966

CHEMICALS AND ALLIED PRODUCTS - 5.61%
867,816		Abbott Laboratories	37,845
54,421	e*	Abraxis BioScience, Inc	1,297
23,736	e*	Adolor Corp	594
240,826		Air Products & Chemicals, Inc	15,394
8,770	e*	Alexion Pharmaceuticals, Inc	317
6,874	e*	Alkermes, Inc	130
576,041	e*	Amgen, Inc	37,575
12,652	e*	Arena Pharmaceuticals, Inc	147
4,001	*	Array Biopharma, Inc	34
7,705	e*	Atherogenics, Inc	101
5,206	e*	AVANIR Pharmaceuticals	36
136,200	e	Avery Dennison Corp	7,908
116,919	*	AVI BioPharma, Inc	438
203,200		Avon Products, Inc	6,299
800		Balchem Corp	18
81,034	*	Barr Pharmaceuticals, Inc	3,865
66,184	e*	Bentley Pharmaceuticals, Inc	725
70,160	*	Bioenvision, Inc	374
45,257	*	BioMarin Pharmaceuticals, Inc	650
725,472		Bristol-Myers Squibb Co	18,761
60,300		Cabot Corp	2,082
35,000		Calgon Carbon Corp	213
19,166	*	Cell Genesys, Inc	96
11,828	*	Cephalon, Inc	711
11,600	*	Charles River Laboratories International, Inc	427
23,945		Church & Dwight Co, Inc	872
84,244		Clorox Co	5,136
292,100		Colgate-Palmolive Co	17,497
41,500	*	Connetics Corp	488
10,938	*	Cotherix, Inc	94
10,381	*	Cypress Bioscience, Inc	64
11,107		Dade Behring Holdings, Inc	462
56,374	e*	Dendreon Corp	273
45,503		Diagnostic Products Corp	2,647
15,999	*	Digene Corp	620
324,406	*	Durect Corp	1,255
196,600		Ecolab, Inc	7,978

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)
90,786	e*	Encysive Pharmaceuticals, Inc	$629
29,757	*	Enzon Pharmaceuticals, Inc	224
700		Estee Lauder Cos (Class A)	27
222,932	*	Forest Laboratories, Inc	8,625
162,427	*	Genentech, Inc	13,287
7,600	e*	Genitope Corp	48
145,497	*	Genzyme Corp	8,883
22,156	*	Geron Corp	153
250,086	*	Gilead Sciences, Inc	14,795
41,822		H.B. Fuller Co	1,822
60,776	*	Human Genome Sciences, Inc	650
35,884	*	Idexx Laboratories, Inc	2,696
45,085	*	Immucor, Inc	867
41,681	e*	Inverness Medical Innovations, Inc	1,177
13,585	e*	Invitrogen Corp	898
162,950	*	King Pharmaceuticals, Inc	2,770
16,217	*	Kos Pharmaceuticals, Inc	610
68,638		Lubrizol Corp	2,735
78,264		Mannatech, Inc	987
47,348	*	Medarex, Inc	455
59,422		Medicis Pharmaceutical Corp (Class A)	1,426
100,322	*	Medimmune, Inc	2,719
1,341,193		Merck & Co, Inc	48,860
33,600	*	MGI Pharma, Inc	722
108,616	*	Millennium Pharmaceuticals, Inc	1,083
34,099		Minerals Technologies, Inc	1,773
256,616		Mylan Laboratories, Inc	5,132
3,254	e*	Myogen, Inc	94
108,365	*	Nabi Biopharmaceuticals	622
46,923	*	Nastech Pharmaceutical Co, Inc	741
32,567	*	NBTY, Inc	779
71,281	*	Neurocrine Biosciences, Inc	756
5,266	*	Northfield Laboratories, Inc	52
58,514	*	Noven Pharmaceuticals, Inc	1,047
3,412	e*	NPS Pharmaceuticals, Inc	17
5,567	*	Nuvelo, Inc	93
1,500	e*	OraSure Technologies, Inc	14
34,195	*	Pacific Ethanol, Inc	791
31,300	e*	Par Pharmaceutical Cos, Inc	578
23,161	e*	PDL BioPharma, Inc	426
63,742	*	Penwest Pharmaceuticals Co	1,391
126,765		Perrigo Co	2,041
44,692	e*	Pharmion Corp	761
2,200	*	Pioneer Cos, Inc	60
83,891	e*	Pozen, Inc	591
283,254	e	Praxair, Inc	15,296
1,517,512		Procter & Gamble Co	84,374
23,666	*	Progenics Pharmaceuticals, Inc	569
30,887	*	Renovis, Inc	473
181,054		Rohm & Haas Co	9,074
58,800		RPM International, Inc	1,058
58,884	*	Salix Pharmaceuticals Ltd	724
447,745		Schering-Plough Corp	8,521
55,119	e	Sensient Technologies Corp	1,153
55,729	*	Sepracor, Inc	3,184
86,075		Sigma-Aldrich Corp	6,252
91,042	*	Sirna Therapeutics, Inc	519
41,426	*	SuperGen, Inc	150
16,038	e*	Tanox, Inc	222

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)
11,300	e*	United Therapeutics Corp	$653
26,481	e*	USANA Health Sciences, Inc	1,004
25,600		Valspar Corp	676
26,431	e*	Vertex Pharmaceuticals, Inc	970
102,872	*	Watson Pharmaceuticals, Inc	2,395
52,533	e*	Zymogenetics, Inc	997
		TOTAL CHEMICALS AND ALLIED PRODUCTS	446,594

COMMUNICATIONS - 3.06%
6,097		Alaska Communications Systems Group, Inc	77
168,840		Alltel Corp	10,777
142,517	e*	American Tower Corp (Class A)	4,435
2,217,975	e	AT&T, Inc	61,859
999,029		BellSouth Corp	36,165
85,960		Cablevision Systems Corp (Class A)	1,844
8,000		Centennial Communications Corp	42
82,524	e	Citadel Broadcasting Corp	734
17,100		Citizens Communications Co	223
65,800	*	Cox Radio, Inc (Class A)	949
26,700	*	Crown Castle International Corp	922
117,375	*	Crown Media Holdings, Inc (Class A)	484
51,450	*	Embarq Corp	2,109
35,429		Entercom Communications Corp	927
46,600	*	Entravision Communications Corp (Class A)	399
62,289	*	First Avenue Networks, Inc	678
54,400		Gray Television, Inc	315
20,240		Hearst-Argyle Television, Inc	446
175,563	e*	IAC/InterActiveCorp	4,651
15,298	e*	j2 Global Communications, Inc	478
171,190	*	Level 3 Communications, Inc	760
290,645	*	Liberty Global, Inc	6,249
121,598	*	Liberty Media Holding Corp (Capital)	10,186
596,773	*	Liberty Media Holding Corp (Interactive)	10,300
44,900	*	Lin TV Corp (Class A)	339
29,120	*	Mediacom Communications Corp	181
35,120	e*	NII Holdings, Inc (Class B)	1,980
81,608	e*	Novatel Wireless, Inc	847
27,938	*	Price Communications Corp	474
34,845	*	Radio One, Inc (Class D)	258
27,585	*	SAVVIS, Inc	817
19,760	*	SBA Communications Corp	516
31,532	*	Spanish Broadcasting System, Inc (Class A)	161
1,100,002		Sprint Nextel Corp	21,989
56,801		Telephone & Data Systems, Inc	2,352
4,500	*	Terremark Worldwide, Inc	16
145,497	*	TiVo, Inc	1,040
137,426	*	Univision Communications, Inc (Class A)	4,604
5,656		USA Mobility, Inc	94
1,455,295		Verizon Communications, Inc	48,738
5,100	*	West Corp	244
11,642	e*	Wireless Facilities, Inc	32
186,399	*	XM Satellite Radio Holdings, Inc	2,731
		TOTAL COMMUNICATIONS	243,422

DEPOSITORY INSTITUTIONS - 6.29%
186,555		AmSouth Bancorp	4,934
3,664		Associated Banc-Corp	115
3,749		Astoria Financial Corp	114
1,514,253		Bank of America Corp	72,836

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)
49,939		Bank of Hawaii Corp	$2,477
443,324		BB&T Corp	18,438
31,640		Chittenden Corp	818
57,538		City National Corp	3,745
97,883		Comerica, Inc	5,089
1,432		Commerce Bancorp, Inc	51
1,077		Commercial Capital Bancorp, Inc	17
2,000		Community Bank System, Inc	40
1,200	e	Compass Bancshares, Inc	67
674,746		Fifth Third Bancorp	24,932
24,900		First Horizon National Corp	1,001
22,108		First Midwest Bancorp, Inc	820
66,571		Fremont General Corp	1,236
27,879		Fulton Financial Corp	444
178,870		Golden West Financial Corp	13,272
21,300		IndyMac Bancorp, Inc	977
1,952		International Bancshares Corp	54
2,000		Irwin Financial Corp	39
450		ITLA Capital Corp	24
317,811		Keycorp	11,339
100,097	e	M&T Bank Corp	11,803
124,479		Marshall & Ilsley Corp	5,694
252,683		Mellon Financial Corp	8,700
540,831		National City Corp	19,573
41,200		New York Community Bancorp, Inc	680
65,399		NewAlliance Bancshares, Inc	936
249,752		North Fork Bancorporation, Inc	7,535
121,422		Northern Trust Corp	6,715
32,238		Old National Bancorp	644
13,629		Pacific Capital Bancorp	424
6,092		People's Bank	200
229,663		PNC Financial Services Group, Inc	16,115
94,230		Popular, Inc	1,809
56,219		Provident Financial Services, Inc	1,009
39,800		R & G Financial Corp (Class B)	342
381,415		Regions Financial Corp	12,632
27,364		South Financial Group, Inc	723
53,630		Sovereign Bancorp, Inc	1,089
181,474		State Street Corp	10,542
275,972		SunTrust Banks, Inc	21,046
35,066	*	SVB Financial Group	1,594
130,894		Synovus Financial Corp	3,505
10,100		TD Banknorth, Inc	297
38,732		UnionBanCal Corp	2,502
1,360,612		US Bancorp	42,016
44,798		Valley National Bancorp	1,152
6,670		W Holding Co, Inc	44
1,030,420		Wachovia Corp	55,725
24,471		Washington Federal, Inc	567
821,729		Washington Mutual, Inc	37,454
17,924		Webster Financial Corp	850
930,837		Wells Fargo & Co	62,441
19,506		Zions Bancorporation	1,520
		TOTAL DEPOSITORY INSTITUTIONS	500,757

EATING AND DRINKING PLACES - 0.75%
16,530	e*	AFC Enterprises	211
10,800		Applebees International, Inc	207
14,843		Bob Evans Farms, Inc	445

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)
154,400		Darden Restaurants, Inc	$6,083
18,592		Lone Star Steakhouse & Saloon, Inc	488
934,701		McDonald's Corp	31,406
12,376	*	O'Charleys, Inc	210
4,448	e	OSI Restaurant Partners, Inc	154
46,258	*	Sonic Corp	962
418,208	*	Starbucks Corp	15,792
7,900	*	The Steak N Shake Co	120
1,900		Triarc Cos (Class B)	30
56,151		Wendy's International, Inc	3,273
		TOTAL EATING AND DRINKING PLACES	59,381

EDUCATIONAL SERVICES - 0.00% **
700	*	Corinthian Colleges, Inc	10
1,700	*	DeVry, Inc	37
1,900	*	Laureate Education, Inc	81
		TOTAL EDUCATIONAL SERVICES	128

ELECTRIC, GAS, AND SANITARY SERVICES - 3.36%
492,654	*	AES Corp	9,089
192,785		AGL Resources, Inc	7,349
138,648		Allete, Inc	6,565
30,192		Aqua America, Inc	688
145,521		Atmos Energy Corp	4,061
251,340	e	Avista Corp	5,738
5,300		California Water Service Group	189
27,000		Cascade Natural Gas Corp	569
354,481		Cleco Corp	8,242
19,800		Crosstex Energy, Inc	1,883
85,318		Duquesne Light Holdings, Inc	1,403
314,282		El Paso Corp	4,714
319,132		Empire District Electric Co	6,558
44,400		Energen Corp	1,705
102,238		Energy East Corp	2,447
750		EnergySouth, Inc	23
445,328		Hawaiian Electric Industries, Inc	12,429
299,771		Idacorp, Inc	10,279
296,657		KeySpan Corp	11,985
265,532		Kinder Morgan, Inc	26,524
42,539		Laclede Group, Inc	1,462
40,964		Metal Management, Inc	1,254
91,293	e	MGE Energy, Inc	2,844
235,097		National Fuel Gas Co	8,261
33,059		New Jersey Resources Corp	1,547
159,362		Nicor, Inc	6,614
599,084		NiSource, Inc	13,084
42,079		Northwest Natural Gas Co	1,558
62,876	*	NRG Energy, Inc	3,029
58,439		NSTAR	1,671
512,348		OGE Energy Corp	17,948
60,815		Otter Tail Corp	1,662
662,080		Pepco Holdings, Inc	15,612
82,239		Piedmont Natural Gas Co, Inc	1,998
714,165		Puget Energy, Inc	15,340
124,072		Questar Corp	9,987
34,491		Resource America, Inc (Class A)	657
245,817	*	Sierra Pacific Resources	3,442
44,400		SJW Corp	1,130
57,959		South Jersey Industries, Inc	1,588

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)
37,719		Southwest Gas Corp	$1,182
3,300		Southwest Water Co	40
57,800		UGI Corp	1,423
12,760		UIL Holdings Corp	718
238,954		Unisource Energy Corp	7,443
45,399		Vectren Corp	1,237
84,414		Western Gas Resources, Inc	5,052
115,397		WGL Holdings, Inc	3,341
500,335		Williams Cos, Inc	11,688
43,539		WPS Resources Corp	2,160
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	267,412

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 3.79%
8,400	e*	Adaptec, Inc	36
3,023	*	Advanced Energy Industries, Inc	40
232,270	e*	Advanced Micro Devices, Inc	5,672
94,743	e*	Agere Systems, Inc	1,393
77,993	e	American Power Conversion Corp	1,520
4,555	e*	American Superconductor Corp	40
172,690		Ametek, Inc	8,182
92,300	*	Anadigics, Inc	620
65,892	*	Arris Group, Inc	865
48,695	*	Atheros Communications, Inc	923
30,000		Baldor Electric Co	939
116,255	*	Bookham, Inc	391
161,463	*	Brocade Communications Systems, Inc	991
53,989	*	CalAmp Corp	480
303,019	*	Capstone Turbine Corp	691
46,995	*	C-COR, Inc	363
2,594,227	*	Cisco Systems, Inc	50,665
692,996	*	Conexant Systems, Inc	1,732
7,400		CTS Corp	110
57,473	e*	Ditech Networks, Inc	501
5,400	e*	DSP Group, Inc	134
3,505	*	DTS, Inc	68
82,112	*	Emcore Corp	788
440,300		Emerson Electric Co	36,902
10,485	e*	Energizer Holdings, Inc	614
58,646	*	Evergreen Solar, Inc	761
361,324	e*	Finisar Corp	1,182
120,200	*	Freescale Semiconductor, Inc (Class B)	3,534
16,700	*	Greatbatch, Inc	394
24,800		Harman International Industries, Inc	2,117
148,527	*	Harmonic, Inc	665
2,683,225		Intel Corp	50,847
29,012	*	Interdigital Communications Corp	1,013
2,800		Inter-Tel, Inc	59
74,873	*	InterVoice, Inc	533
5,722	e*	IXYS Corp	55
3,100		Lincoln Electric Holdings, Inc	194
2,068	*	Littelfuse, Inc	71
229,966	*	LSI Logic Corp	2,058
2,310,197	*	Lucent Technologies, Inc	5,591
25,583	*	Mattson Technology, Inc	250
66,429	*	McData Corp (Class A)	271
30,404	*	Medis Technologies Ltd	617
354,613	*	Micron Technology, Inc	5,340
67,684	*	Microtune, Inc	424
5,651	e*	Mobility Electronics, Inc	41

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)
91,193		Molex, Inc	$3,061
1,041,768		Motorola, Inc	20,992
235,717	*	MRV Communications, Inc	733
157,400		National Semiconductor Corp	3,754
25,190	*	Novellus Systems, Inc	622
49,397	*	Omnivision Technologies, Inc	1,043
163,771	*	ON Semiconductor Corp	963
129,014	e*	Optical Communication Products, Inc	259
7,800		Park Electrochemical Corp	201
38,473		Plantronics, Inc	854
5,200	*	Plexus Corp	178
5,600	*	Polycom, Inc	123
15,700	*	Power-One, Inc	104
83,206	*	Powerwave Technologies, Inc	759
2,906	*	QLogic Corp	50
719,529		Qualcomm, Inc	28,832
103,044	e*	Quantum Fuel Systems Technologies Worldwide, Inc	350
53,247		RadioShack Corp	746
122,783	*	RF Micro Devices, Inc	733
2,100	*	Rogers Corp	118
116,028	*	Silicon Storage Technology, Inc	471
933,619	e*	Sirius Satellite Radio, Inc	4,435
84,452	*	Sycamore Networks, Inc	343
44,039	*	Symmetricom, Inc	311
11,100		Technitrol, Inc	257
15,703	*	Tekelec	194
56,053		Teleflex, Inc	3,028
265,220	*	Tellabs, Inc	3,530
734,264		Texas Instruments, Inc	22,241
63,300	*	Thomas & Betts Corp	3,247
562,873	*	Transmeta Corp	912
319,876	*	Transwitch Corp	675
55,601	*	Trident Microsystems, Inc	1,055
130,205	e*	Triquint Semiconductor, Inc	581
7,500	*	TTM Technologies, Inc	109
2,600		Vicor Corp	43
13,207		Whirlpool Corp	1,092
127,200		Xilinx, Inc	2,881
138,795	e*	Zhone Technologies, Inc	283
5,200	e*	Zoltek Cos, Inc	156
22,389	*	Zoran Corp	545
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	301,541

ENGINEERING AND MANAGEMENT SERVICES - 0.38%
16,862	e*	Amylin Pharmaceuticals, Inc	832
24,675	*	Applera Corp (Celera Genomics Group)	320
86,121	e*	Ariad Pharmaceuticals, Inc	388
113,117	*	Celgene Corp	5,365
9,318	*	CV Therapeutics, Inc	130
20,235	e*	DiamondCluster International, Inc	160
3,288	*	Digitas, Inc	38
92,078	*	Hewitt Associates, Inc	2,070
18,436	*	ICOS Corp	405
92,116	e*	Incyte Corp	424
40,810	*	Isis Pharmaceuticals, Inc	247
2,700		Landauer, Inc	129
28,041	*	Lexicon Genetics, Inc	123
16,090	*	Lifecell Corp	498
257,910	*	Monogram Biosciences, Inc	511

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)
145,828		Moody's Corp	$7,942
214,126		Paychex, Inc	8,347
653	*	Per-Se Technologies, Inc	17
11,000		Pharmaceutical Product Development, Inc	386
21,643	*	Regeneron Pharmaceuticals, Inc	278
173,796	*	Rentech, Inc	808
63,430	*	Savient Pharmaceuticals, Inc	333
3,100	*	Sourcecorp	77
26,200	e*	Telik, Inc	432
15,200	*	Trimeris, Inc	175
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	30,435

FABRICATED METAL PRODUCTS - 0.47%
900		Ameron International Corp	60
19,700		Aptargroup, Inc	977
125,760		Commercial Metals Co	3,232
60,548		Dynamic Materials Corp	2,042
22,906		Gulf Island Fabrication, Inc	459
566,200		Illinois Tool Works, Inc	26,895
11,067	*	Jacuzzi Brands, Inc	97
25,700		Pentair, Inc	879
28,103		Silgan Holdings, Inc	1,040
27,846		Snap-On, Inc	1,126
8,500		Valmont Industries, Inc	395
		TOTAL FABRICATED METAL PRODUCTS	37,202

FOOD AND KINDRED PRODUCTS - 1.80%
239,625		Campbell Soup Co	8,892
185,000		Coca-Cola Enterprises, Inc	3,768
276,409		General Mills, Inc	14,279
283,450		H.J. Heinz Co	11,684
137,800		Hershey Co	7,589
44,718		J.M. Smucker Co	1,999
438,753		Kellogg Co	21,249
11,403		Lancaster Colony Corp	450
21,000		McCormick & Co, Inc	705
50,600		Pepsi Bottling Group, Inc	1,627
62,299		PepsiAmericas, Inc	1,377
936,304		PepsiCo, Inc	56,216
25,240		Tootsie Roll Industries, Inc	735
2,759		Topps Co, Inc	23
273,599		Wrigley (Wm.) Jr Co	12,410
		TOTAL FOOD AND KINDRED PRODUCTS	143,003

FOOD STORES - 0.17%
436,276		Kroger Co	9,537
17,760	*	Pathmark Stores, Inc	167
68,780		Supervalu, Inc	2,112
26,600		Whole Foods Market, Inc	1,719
		TOTAL FOOD STORES	13,535

FURNITURE AND FIXTURES - 0.52%
257,551	*	BE Aerospace, Inc	5,888
28,929		Herman Miller, Inc	745
100,800		Hillenbrand Industries, Inc	4,889
36,219		HNI Corp	1,642
213,478		Johnson Controls, Inc	17,552
62,244		Leggett & Platt, Inc	1,555
312,073		Masco Corp	9,250

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)
500	e*	Tempur-Pedic International, Inc	$7
		TOTAL FURNITURE AND FIXTURES	41,528

FURNITURE AND HOMEFURNISHINGS STORES - 0.16%
107,795	*	Bed Bath & Beyond, Inc	3,576
138,750		Best Buy Co, Inc	7,609
61,694		Circuit City Stores, Inc	1,679
4,200	*	Cost Plus, Inc	62
4,400		Haverty Furniture Cos, Inc	69
200	*	Mohawk Industries, Inc	14
4,200	*	Restoration Hardware, Inc	30
800		Williams-Sonoma, Inc	27
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	13,066

GENERAL BUILDING CONTRACTORS - 0.25%
301	e*	Avatar Holdings, Inc	17
9,654	e	Beazer Homes USA, Inc	443
6,924		Brookfield Homes Corp	228
38,500		Centex Corp	1,936
127,399		DR Horton, Inc	3,035
15,402	*	Hovnanian Enterprises, Inc (Class A)	463
42,500		Lennar Corp (Class A)	1,886
3,520		Lennar Corp (Class B)	144
3,300	e	Levitt Corp (Class A)	53
292	e	M/I Homes, Inc	10
29,214		MDC Holdings, Inc	1,517
228,636		Pulte Homes, Inc	6,582
29,562		Ryland Group, Inc	1,288
46,600	e	Standard-Pacific Corp	1,198
42,000	*	Toll Brothers, Inc	1,074
		TOTAL GENERAL BUILDING CONTRACTORS	19,874

GENERAL MERCHANDISE STORES - 0.75%
19,200	*	BJ's Wholesale Club, Inc	544
1,687	e	Bon-Ton Stores, Inc	37
7,200	*	Cabela's, Inc	139
297,716		Costco Wholesale Corp	17,009
93,865		Dollar General Corp	1,312
84,497		Family Dollar Stores, Inc	2,064
141,195		JC Penney Co, Inc	9,532
12,800	e*	Retail Ventures, Inc	228
2,600		Stein Mart, Inc	39
455,025		Target Corp	22,237
270,921		TJX Cos, Inc	6,193
		TOTAL GENERAL MERCHANDISE STORES	59,334

HEALTH SERVICES - 0.81%
19,435	*	American Retirement Corp	637
4,293	e*	Bio-Reference Labs, Inc	93
126,797	*	Community Health Systems, Inc	4,660
39,300	*	DaVita, Inc	1,953
75,118	*	Edwards Lifesciences Corp	3,413
44,688	*	Express Scripts, Inc	3,206
401,998		Health Management Associates, Inc (Class A)	7,923
52,600	*	Laboratory Corp of America Holdings	3,273
15,820	*	LifePoint Hospitals, Inc	508
109,806	*	Lincare Holdings, Inc	4,155
1,200	*	Matria Healthcare, Inc	26
1,111	e*	Medcath Corp	21

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)
47,505	*	Nektar Therapeutics	$871
8,388		Option Care, Inc	101
2,400	*	RehabCare Group, Inc	42
164,956	e*	Triad Hospitals, Inc	6,529
111,395		Universal Health Services, Inc (Class B)	5,599
2,200	e*	VistaCare, Inc (Class A)	27
294,508	*	WellPoint, Inc	21,431
		TOTAL HEALTH SERVICES	64,468

HOLDING AND OTHER INVESTMENT OFFICES - 1.83%
4,876		Acadia Realty Trust	115
251,068	e	Allied Capital Corp	7,223
7,100		AMB Property Corp	359
37,900		American Financial Realty Trust	367
47,700		Annaly Mortgage Management, Inc	611
54,800		Anworth Mortgage Asset Corp	455
2,900	e	Arbor Realty Trust, Inc	73
178,815		Archstone-Smith Trust	9,096
5,998	e	Ashford Hospitality Trust, Inc	76
36,567		AvalonBay Communities, Inc	4,045
68,455		Boston Properties, Inc	6,188
600		Brandywine Realty Trust	19
6,300		Capital Lease Funding, Inc	72
1,200	e	Capital Trust, Inc	43
12,714		Cedar Shopping Centers, Inc	187
2,460		Cherokee, Inc	102
4,675		Colonial Properties Trust	231
80,458		Crescent Real Estate Equities Co	1,493
1,200		Developers Diversified Realty Corp	63
81,338		Duke Realty Corp	2,859
10,051		Equity Inns, Inc	166
548,414		Equity Office Properties Trust	20,023
286,388	e	Equity Residential	12,810
18,247		FelCor Lodging Trust, Inc	397
40,244		First Industrial Realty Trust, Inc	1,527
88,351		General Growth Properties, Inc	3,981
2,700		Gladstone Capital Corp	58
12,011	e	Glenborough Realty Trust, Inc	259
35,711		Harris & Harris Group, Inc	394
32,500		Health Care Property Investors, Inc	869
57,615		Health Care REIT, Inc	2,014
40,080		Healthcare Realty Trust, Inc	1,277
5,594		Highland Hospitality Corp	79
15,546		Highwoods Properties, Inc	562
15,500	e	HomeBanc Corp	123
71,785		Hospitality Properties Trust	3,153
147,300	e	Host Marriott Corp	3,221
23,518	e	HRPT Properties Trust	272
2,200		Investors Real Estate Trust	20
73,200		iStar Financial, Inc	2,763
121,000		Kimco Realty Corp	4,415
50,527		Lexington Corporate Properties Trust	1,091
9,265		LTC Properties, Inc	207
77,700		Luminent Mortgage Capital, Inc	720
1,000		Macerich Co	70
43,045		Mack-Cali Realty Corp	1,977
47,300		MFA Mortgage Investments, Inc	325
2,680		Mid-America Apartment Communities, Inc	149
11,900	e	MortgageIT Holdings, Inc	144

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)
5,061		National Health Investors, Inc	$136
78,727		Nationwide Health Properties, Inc	1,772
38,004		New Plan Excel Realty Trust	938
70,587		NTL, Inc	1,758
11,150		Omega Healthcare Investors, Inc	147
6,998		Pan Pacific Retail Properties, Inc	485
40,179		Pennsylvania Real Estate Investment Trust	1,622
5,500		Post Properties, Inc	249
14,679		Potlatch Corp	554
102,124		Prologis	5,323
95,119		Public Storage, Inc	7,220
2,700		RAIT Investment Trust	79
44,126		Realty Income Corp	966
700		Regency Centers Corp	44
5,366		Senior Housing Properties Trust	96
150,395		Simon Property Group, Inc	12,474
7,800		Sun Communities, Inc	254
21,806		Trustreet Properties, Inc	288
1,900		United Dominion Realty Trust, Inc	53
4,600		Universal Health Realty Income Trust	144
6,860		Urstadt Biddle Properties, Inc (Class A)	112
98,503		Vornado Realty Trust	9,609
120,825		Weingarten Realty Investors	4,625
15,216		Winston Hotels, Inc	186
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	145,877

HOTELS AND OTHER LODGING PLACES - 0.14%
7,561	*	Bluegreen Corp	87
109,560		Choice Hotels International, Inc	6,639
65,089	*	Gaylord Entertainment Co	2,841
50,463	*	Great Wolf Resorts, Inc	606
6,400	*	Lodgian, Inc	91
43,668		Marcus Corp	912
		TOTAL HOTELS AND OTHER LODGING PLACES	11,176

INDUSTRIAL MACHINERY AND EQUIPMENT - 3.66%
574,944		3M Co	46,438
79,500	e*	AGCO Corp	2,092
2,600		Albany International Corp (Class A)	110
86,200		American Standard Cos, Inc	3,730
318,894	*	Apple Computer, Inc	18,215
727,736		Applied Materials, Inc	11,848
10,769	*	Astec Industries, Inc	367
68,987	*	Asyst Technologies, Inc	519
81,730	e*	Axcelis Technologies, Inc	482
30,625		Black & Decker Corp	2,587
4,000		Briggs & Stratton Corp	124
15,494	*	Brooks Automation, Inc	183
27,122	*	Cameron International Corp	1,296
6,579	e	CDW Corp	360
37,800		Cummins, Inc	4,621
192,830		Deere & Co	16,099
1,022,039	*	Dell, Inc	24,948
1,000		Donaldson Co, Inc	34
17,350	*	Dril-Quip, Inc	1,430
967,240	*	EMC Corp	10,611
9,460	*	Emulex Corp	154
76,599	*	ENGlobal Corp	597
5,149	e*	Entegris, Inc	49

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)
9,383	*	Flanders Corp	$94
7,700	e*	Flowserve Corp	438
14,156	e*	FMC Technologies, Inc	955
12,704	*	Gehl Co	324
118,575		Graco, Inc	5,452
157,563	*	Grant Prideco, Inc	7,051
1,298,523		Hewlett-Packard Co	41,137
2,986	*	Intermec, Inc	68
787,557		International Business Machines Corp	60,500
27,864	*	Intevac, Inc	604
2,300	*	Kulicke & Soffa Industries, Inc	17
56,682	*	Lam Research Corp	2,643
39,462	*	Lexmark International, Inc	2,203
4,800		Lindsay Manufacturing Co	130
6,754		Lufkin Industries, Inc	401
37,844		Manitowoc Co, Inc	1,684
42,800		Modine Manufacturing Co	1,000
9,838		NN, Inc	121
28,000		Nordson Corp	1,377
7,286	*	Oil States International, Inc	250
11,400		Pall Corp	319
5,200	*	Paxar Corp	107
11,536	*	Rackable Systems, Inc	456
1,900		Robbins & Myers, Inc	50
45,177	*	Semitool, Inc	407
43,161	*	Sigma Designs, Inc	407
150,786		Smith International, Inc	6,706
503,386	*	Solectron Corp	1,722
22,138		SPX Corp	1,239
86,524		Stanley Works	4,086
11,587		Tennant Co	583
8,326	*	TurboChef Technologies, Inc	93
10,500	*	Ultratech, Inc	165
39,294	*	Varian Medical Systems, Inc	1,861
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	291,544

INSTRUMENTS AND RELATED PRODUCTS - 3.24%
6,600	*	ADE Corp	214
22,218	e*	Advanced Medical Optics, Inc	1,126
17,804	e*	Affymetrix, Inc	456
3,704	e	Analogic Corp	173
5,200	e	Arrow International, Inc	171
44,094		Bard (C.R.), Inc	3,230
30,955	e	Bausch & Lomb, Inc	1,518
438,937		Baxter International, Inc	16,135
94,654		Beckman Coulter, Inc	5,258
214,472		Becton Dickinson & Co	13,111
158,905		Biomet, Inc	4,972
591,388	*	Boston Scientific Corp	9,959
3,700	*	Bruker BioSciences Corp	20
3,100	*	Candela Corp	49
5,797	e*	Cepheid, Inc	56
1,900		CNS, Inc	47
5,170	*	Coherent, Inc	174
500		Cooper Cos, Inc	22
220,973	*	Credence Systems Corp	773
1,600		Datascope Corp	49
85,036		Dentsply International, Inc	5,153
3,500	e*	DJ Orthopedics, Inc	129

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)
4,900	*	Encore Medical Corp	$24
1,100	*	Excel Technology, Inc	33
49,497	*	Fisher Scientific International, Inc	3,616
6,800	*	Hologic, Inc	336
1,700	e*	ICU Medical, Inc	72
14,163	*	Illumina, Inc	420
56,208	*	Input/Output, Inc	531
8,990	*	Intuitive Surgical, Inc	1,061
8,900		Invacare Corp	222
1,300	*	Itron, Inc	77
1,731,495		Johnson & Johnson	103,751
61,425		Kla-Tencor Corp	2,553
4,317	*	Laserscope	133
117,947	*	LTX Corp	827
796,428		Medtronic, Inc	37,368
1,166	*	Merit Medical Systems, Inc	16
6,400	*	Mettler-Toledo International, Inc	388
11,632	*	Millipore Corp	733
5,300	e*	MKS Instruments, Inc	107
1,900	*	Molecular Devices Corp	58
5,900		Movado Group, Inc	135
3,688	*	Palomar Medical Technologies, Inc	168
2,200	*	Photon Dynamics, Inc	28
207,301		Pitney Bowes, Inc	8,562
6,200	*	Respironics, Inc	212
4,323	*	Rudolph Technologies, Inc	63
173,852	*	St. Jude Medical, Inc	5,636
94,297		STERIS Corp	2,156
191,130		Stryker Corp	8,049
11,200	*	Techne Corp	570
32,506		Tektronix, Inc	956
88,074	*	Thermo Electron Corp	3,192
1,600	*	Thoratec Corp	22
26,444	*	TriPath Imaging, Inc	175
1,600		Vital Signs, Inc	79
45,643	*	Waters Corp	2,027
303,173	*	Xerox Corp	4,217
2,400		X-Rite, Inc	26
110,420	e*	Zimmer Holdings, Inc	6,263
5,070	*	Zoll Medical Corp	166
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	257,823

INSURANCE AGENTS, BROKERS AND SERVICE - 0.26%
37,200		Brown & Brown, Inc	1,087
19,600		Clark, Inc	259
4,400		Crawford & Co (Class B)	32
223,845		Hartford Financial Services Group, Inc	18,937
4,200	e*	USI Holdings Corp	56
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	20,371

INSURANCE CARRIERS - 2.63%
301,800		Aetna, Inc	12,051
2,700		Affirmative Insurance Holdings, Inc	42
439,870		Aflac, Inc	20,388
902	*	Alleghany Corp	249
91,600		Ambac Financial Group, Inc	7,429
16,400		American Financial Group, Inc	704
3,950	*	American Physicians Capital, Inc	208
7,900	*	AMERIGROUP Corp	245

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)
380,314		Chubb Corp	$18,978
214,735		Cincinnati Financial Corp	10,095
55,518		Commerce Group, Inc	1,640
1,400		Donegal Group, Inc	27
37,568		Erie Indemnity Co (Class A)	1,953
1,251	*	Fpic Insurance Group, Inc	48
1,200		Harleysville Group, Inc	38
13,900		HCC Insurance Holdings, Inc	409
2,616	*	HealthExtras, Inc	79
4,400		Horace Mann Educators Corp	75
3,506	e	Infinity Property & Casualty Corp	144
268,127		Lincoln National Corp	15,133
6,640	*	Markel Corp	2,304
113,799	e	MBIA, Inc	6,663
63,638		Mercury General Corp	3,587
69,700		MGIC Investment Corp	4,530
1,500	e*	Molina Healthcare, Inc	57
45,479		Nationwide Financial Services, Inc (Class A)	2,005
23,340		Odyssey Re Holdings Corp	615
5,300		Ohio Casualty Corp	158
22,800		Phoenix Cos, Inc	321
13,997	*	PMA Capital Corp (Class A)	144
40,300	e	PMI Group, Inc	1,797
1,400		Presidential Life Corp	34
204,025	e	Principal Financial Group	11,354
583,880		Progressive Corp	15,012
405,806		Prudential Financial, Inc	31,531
26,100		Radian Group, Inc	1,612
167,985		Safeco Corp	9,466
534,477		St. Paul Travelers Cos, Inc	23,827
30,639		Unitrin, Inc	1,336
69,651		W.R. Berkley Corp	2,377
15,862	*	WellCare Health Plans, Inc	778
100		Wesco Financial Corp	38
		TOTAL INSURANCE CARRIERS	209,481

LEATHER AND LEATHER PRODUCTS - 0.08%
199,600	*	Coach, Inc	5,968
400	*	Timberland Co (Class A)	10
14,200		Weyco Group, Inc	330
		TOTAL LEATHER AND LEATHER PRODUCTS	6,308

LEGAL SERVICES - 0.00% **
3,600	*	FTI Consulting, Inc	96
		TOTAL LEGAL SERVICES	96

LUMBER AND WOOD PRODUCTS - 0.01%
28,547	*	Champion Enterprises, Inc	315
4,415		Skyline Corp	189
		TOTAL LUMBER AND WOOD PRODUCTS	504

METAL MINING - 0.06%
183,261		Royal Gold, Inc	5,098
		TOTAL METAL MINING	5,098

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.14%
19,178		Callaway Golf Co	249
58,200	*	Identix, Inc	407
39,060	*	K2, Inc	428

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)
9,675		Marine Products Corp	$94
463,424		Mattel, Inc	7,651
28,761	*	RC2 Corp	1,112
59,200	*	Russ Berrie & Co, Inc	726
2,500	*	Steinway Musical Instruments, Inc	61
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	10,728

MISCELLANEOUS RETAIL - 0.77%
152,855	e*	Amazon.com, Inc	5,912
4,500		Barnes & Noble, Inc	164
403,342		CVS Corp	12,383
15,723	*	Dollar Tree Stores, Inc	417
62,013	e*	GSI Commerce, Inc	839
13,700		Michaels Stores, Inc	565
77,755	*	Office Depot, Inc	2,955
16,503	*	Overstock.com, Inc	351
308,113		Staples, Inc	7,493
30,376		Tiffany & Co	1,003
521,071		Walgreen Co	23,365
123,464		World Fuel Services Corp	5,641
		TOTAL MISCELLANEOUS RETAIL	61,088

MOTION PICTURES - 1.19%
3,931	e*	Avid Technology, Inc	131
197,077	e*	Discovery Holding Co (Class A)	2,883
95,497	*	DreamWorks Animation SKG, Inc (Class A)	2,187
26,141		Regal Entertainment Group (Class A)	531
16,388	*	Time Warner Telecom, Inc (Class A)	243
2,780,199		Time Warner, Inc	48,098
1,365,173		Walt Disney Co	40,955
		TOTAL MOTION PICTURES	95,028

NONDEPOSITORY INSTITUTIONS - 1.89%
9,919	*	Accredited Home Lenders Holding Co	474
42,023		Advanta Corp (Class A)	1,378
166,075	e	American Capital Strategies Ltd	5,560
782,671		American Express Co	41,654
40,300	e*	AmeriCredit Corp	1,125
24,191		Ares Capital Corp	410
160,854		Capital One Financial Corp	13,745
78,600	e	CapitalSource, Inc	1,844
20,400		CharterMac	382
166,983		CIT Group, Inc	8,731
9,173	e*	CompuCredit Corp	353
316,654		Countrywide Financial Corp	12,058
203,300	e	Doral Financial Corp	1,303
18,375		Federal Agricultural Mortgage Corp (Class C)	509
26,300		First Marblehead Corp	1,497
671,667		Freddie Mac	38,292
117,147	e	MCG Capital Corp	1,863
10,600	e*	Nelnet, Inc	430
351,951		SLM Corp	18,625
12,483	*	World Acceptance Corp	443
		TOTAL NONDEPOSITORY INSTITUTIONS	150,676

NONMETALLIC MINERALS, EXCEPT FUELS - 0.15%
99,868	e	AMCOL International Corp	2,631
12,900	e	Compass Minerals International, Inc	322
15,000		Florida Rock Industries, Inc	745

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)
100,663		Vulcan Materials Co	$7,852
		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	11,550

OIL AND GAS EXTRACTION - 3.00%
682,338		Anadarko Petroleum Corp	32,541
414,426		Apache Corp	28,285
30,714	e*	Atlas America, Inc	1,376
7,984	*	ATP Oil & Gas Corp	335
8,170	*	Atwood Oceanics, Inc	405
34,230		Baker Hughes, Inc	2,802
40,138	e	Berry Petroleum Co (Class A)	1,331
21,450		Cabot Oil & Gas Corp (Class A)	1,051
43,584	*	Callon Petroleum Co	843
54,968	e*	Cheniere Energy, Inc	2,144
219,197		Chesapeake Energy Corp	6,631
88,652		Cimarex Energy Co	3,812
15,757	*	Delta Petroleum Corp	270
175,338	*	Denbury Resources, Inc	5,553
496,884		Devon Energy Corp	30,017
20,711	*	Edge Petroleum Corp	414
30,001	*	Encore Acquisition Co	805
68,159	*	Energy Partners Ltd	1,292
186,136	e	ENSCO International, Inc	8,566
341,716		Equitable Resources, Inc	11,447
55,136	*	Forest Oil Corp	1,828
128,663	*	Gasco Energy, Inc	572
16,582	*	Global Industries Ltd	277
17,300	*	Goodrich Petroleum Corp	491
45,337	*	Grey Wolf, Inc	349
24,974	e*	Helix Energy Solutions Group, Inc	1,008
103,835		Helmerich & Payne, Inc	6,257
21,290	*	Houston Exploration Co	1,303
54,692	*	KCS Energy, Inc	1,624
173,084	*	Meridian Resource Corp	606
96,165	*	National Oilwell Varco, Inc	6,089
119,240	*	Newfield Exploration Co	5,836
289,790		Noble Energy, Inc	13,580
17,662	*	Oceaneering International, Inc	810
48,248	*	PetroHawk Energy Corp	608
16,580	*	Petroleum Development Corp	625
16,300	*	Petroquest Energy, Inc	200
128,017		Pioneer Natural Resources Co	5,941
61,817	*	Plains Exploration & Production Co	2,506
80,100		Pogo Producing Co	3,693
122,390	*	Pride International, Inc	3,822
64,013	e*	Quicksilver Resources, Inc	2,356
102,753	e	Range Resources Corp	2,794
19,500	*	Remington Oil & Gas Corp	857
77,900		Rowan Cos, Inc	2,772
9,480		RPC, Inc	230
33,046	*	Southwestern Energy Co	1,030
20,700		St. Mary Land & Exploration Co	833
16,278	*	Stone Energy Corp	758
45,433	*	Swift Energy Co	1,950
3,887	*	Syntroleum Corp	24
105,526		Tidewater, Inc	5,192
27,071	*	Toreador Resources Corp	761
426,899	*	Transmontaigne, Inc	4,786
17,825	*	Unit Corp	1,014

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)
19,400	e	W&T Offshore, Inc	$754
8,105	*	W-H Energy Services, Inc	412
14,605	*	Whiting Petroleum Corp	611
313,786		XTO Energy, Inc	13,891
		TOTAL OIL AND GAS EXTRACTION	238,970

PAPER AND ALLIED PRODUCTS - 0.58%
60,200		Bemis Co	1,843
40,000		Bowater, Inc	910
25,800	*	Buckeye Technologies, Inc	197
5,200	*	Cenveo, Inc	93
34,100		Chesapeake Corp	560
30,700		Glatfelter	487
23,515		International Paper Co	760
402,225		Kimberly-Clark Corp	24,817
233,349		MeadWestvaco Corp	6,518
122,797		Packaging Corp of America	2,704
5,700		Rock-Tenn Co (Class A)	91
129,950		Sonoco Products Co	4,113
60,796		Temple-Inland, Inc	2,606
10,800		Wausau Paper Corp	135
		TOTAL PAPER AND ALLIED PRODUCTS	45,834

PERSONAL SERVICES - 0.04%
71,999		Regis Corp	2,564
15,056		Unifirst Corp	519
		TOTAL PERSONAL SERVICES	3,083

PETROLEUM AND COAL PRODUCTS - 0.80%
269,430		EOG Resources, Inc	18,682
199,616	e	Frontier Oil Corp	6,468
68,902	e*	Headwaters, Inc	1,761
54,499		Hess Corp	2,880
30,421		Murphy Oil Corp	1,699
150,944		Sunoco, Inc	10,459
330,996		Valero Energy Corp	22,018
		TOTAL PETROLEUM AND COAL PRODUCTS	63,967

PRIMARY METAL INDUSTRIES - 0.97%
61,885	*	Aleris International, Inc	2,838
25,669	*	Brush Engineered Materials, Inc	535
135,325	*	Century Aluminum Co	4,830
18,163	*	Chaparral Steel Co	1,308
6,900	*	CommScope, Inc	217
671,481	*	Corning, Inc	16,243
48,876		Gibraltar Industries, Inc	1,417
17,000		Hubbell, Inc (Class B)	810
42,084	*	Lone Star Technologies, Inc	2,273
32,200	*	Maverick Tube Corp	2,035
59,078		Mueller Industries, Inc	1,951
70,846	*	NS Group, Inc	3,902
324,436		Nucor Corp	17,601
26,377		Olympic Steel, Inc	934
45,667		Quanex Corp	1,967
58,618		Steel Dynamics, Inc	3,854
88,373		Steel Technologies, Inc	1,718
27,944		Tredegar Corp	442
83,733		United States Steel Corp	5,871
58,789	*	Wheeling-Pittsburgh Corp	1,169

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)
270,750		Worthington Industries, Inc	$5,672
		TOTAL PRIMARY METAL INDUSTRIES	77,587

PRINTING AND PUBLISHING - 0.66%
1,300	e*	ACCO Brands Corp	28
20,540		Banta Corp	952
10,100		Bowne & Co, Inc	144
800		CSS Industries, Inc	23
41,000		Dow Jones & Co, Inc	1,435
29,750	*	Dun & Bradstreet Corp	2,073
4,200		Ennis, Inc	83
109,352		EW Scripps Co	4,717
57,979		Harte-Hanks, Inc	1,487
21,999		John Wiley & Sons, Inc (Class A)	730
37,500		Lee Enterprises, Inc	1,011
3,600		McClatchy Co (Class A)	144
284,484		McGraw-Hill Cos, Inc	14,290
38		Media General, Inc (Class A)	2
65,159		Meredith Corp	3,228
266,888		New York Times Co (Class A)	6,549
10,500	*	Presstek, Inc	98
21,328	e	R.H. Donnelley Corp	1,153
23,349		Standard Register Co	277
271,862		Tribune Co	8,817
7,056		Washington Post Co (Class B)	5,504
		TOTAL PRINTING AND PUBLISHING	52,745

RAILROAD TRANSPORTATION - 0.41%
85,665		CSX Corp	6,034
19,164	*	Kansas City Southern Industries, Inc	531
489,510		Norfolk Southern Corp	26,052
		TOTAL RAILROAD TRANSPORTATION	32,617

REAL ESTATE - 0.01%
33,417	*	CB Richard Ellis Group, Inc	832
16,099		Stewart Enterprises, Inc (Class A)	93
		TOTAL REAL ESTATE	925

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.05%
1,800	e*	Applied Films Corp	51
70,651		Cooper Tire & Rubber Co	787
5,481	*	Deckers Outdoor Corp	211
31,900	e	Sealed Air Corp	1,662
11,100		Spartech Corp	251
1,800	e*	Trex Co, Inc	47
53,584		Tupperware Corp	1,055
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	4,064

SECURITY AND COMMODITY BROKERS - 1.77%
29,610		A.G. Edwards, Inc	1,638
31,721		Ameriprise Financial, Inc	1,417
4,757	*	Cbot Holdings, Inc	569
570,443		Charles Schwab Corp	9,116
14,136		Chicago Mercantile Exchange Holdings, Inc	6,943
169,245	*	E*Trade Financial Corp	3,862
3,200		Eaton Vance Corp	80
27,941		Federated Investors, Inc (Class B)	880
173,317		Franklin Resources, Inc	15,046
3,630		GAMCO Investors, Inc	133

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)
244,176		Goldman Sachs Group, Inc	$36,731
7,600	*	IntercontinentalExchange, Inc	440
31,028		International Securities Exchange, Inc	1,181
72,720		Janus Capital Group, Inc	1,302
49,052		Legg Mason, Inc	4,882
628,629		Merrill Lynch & Co, Inc	43,727
39,546	*	Nasdaq Stock Market, Inc	1,182
62,000	*	NYSE Group, Inc	4,246
36,392		SEI Investments Co	1,779
1,900		SWS Group, Inc	46
158,652	e	T Rowe Price Group, Inc	5,999
		TOTAL SECURITY AND COMMODITY BROKERS	141,199

SPECIAL TRADE CONTRACTORS - 0.01%
400		Alico, Inc	22
4,050		Comfort Systems USA, Inc	58
7,834	*	Layne Christensen Co	222
43,982	e*	Quanta Services, Inc	762
		TOTAL SPECIAL TRADE CONTRACTORS	1,064

STONE, CLAY, AND GLASS PRODUCTS - 0.06%
2,065	e	Apogee Enterprises, Inc	31
1,122	e*	Cabot Microelectronics Corp	34
12,525		CARBO Ceramics, Inc	615
63,048		Eagle Materials, Inc	2,995
83,512		Gentex Corp	1,169
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	4,844

TEXTILE MILL PRODUCTS - 0.00% **
3,200		Oxford Industries, Inc	126
		TOTAL TEXTILE MILL PRODUCTS	126

TRANSPORTATION BY AIR - 0.46%
55,220	e*	Airtran Holdings, Inc	821
18,300	*	Alaska Air Group, Inc	721
92,958	*	Continental Airlines, Inc (Class B)	2,770
48,300	e*	ExpressJet Holdings, Inc	334
164,124		FedEx Corp	19,180
124,879	*	Frontier Airlines Holdings, Inc	900
71,083	*	JetBlue Airways Corp	863
60,245	*	Mesa Air Group, Inc	593
6,600		Skywest, Inc	164
627,375		Southwest Airlines Co	10,270
		TOTAL TRANSPORTATION BY AIR	36,616

TRANSPORTATION EQUIPMENT - 0.60%
10,800		A.O. Smith Corp	501
4,700	*	Accuride Corp	59
8,885	e*	Aftermarket Technology Corp	221
51,000	e	American Axle & Manufacturing Holdings, Inc	872
70,430	e	ArvinMeritor, Inc	1,211
117,096		Autoliv, Inc	6,624
122,200	*	Aviall, Inc	5,807
53,585		Brunswick Corp	1,782
21,900		Federal Signal Corp	331
224,750		Genuine Parts Co	9,363
205,687		Harley-Davidson, Inc	11,290
36,928		Harsco Corp	2,879
73,547		JLG Industries, Inc	1,655

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)
20,829		Noble International Ltd	$298
64,900		Superior Industries International, Inc	1,187
25,384	*	Tenneco, Inc	660
400		Thor Industries, Inc	19
44,061	*	TRW Automotive Holdings Corp	1,202
217,570	*	Visteon Corp	1,569
1,200		Westinghouse Air Brake Technologies Corp	45
		TOTAL TRANSPORTATION EQUIPMENT	47,575

TRANSPORTATION SERVICES - 0.04%
13,840		Expeditors International Washington, Inc	775
3,796	*	HUB Group, Inc	93
43,746	*	RailAmerica, Inc	458
65,665		Sabre Holdings Corp	1,445
		TOTAL TRANSPORTATION SERVICES	2,771

TRUCKING AND WAREHOUSING - 0.42%
1,600	e*	SCS Transportation, Inc	44
404,035		United Parcel Service, Inc (Class B)	33,264
		TOTAL TRUCKING AND WAREHOUSING	33,308

WATER TRANSPORTATION - 0.03%
29,196		Alexander & Baldwin, Inc	1,292
18,000	*	Gulfmark Offshore, Inc	465
22,369	*	Hornbeck Offshore Services, Inc	795
		TOTAL WATER TRANSPORTATION	2,552

WHOLESALE TRADE-DURABLE GOODS - 0.47%
158,300		Adesa, Inc	3,521
3,400	e	Agilysys, Inc	61
137,894		Barnes Group, Inc	2,751
19,700		BorgWarner, Inc	1,282
12,024		Building Material Holding Corp	335
39,080		Castle (A.M.) & Co	1,260
10,000	*	Cytyc Corp	254
140,200		IKON Office Solutions, Inc	1,767
2,400	*	Keystone Automotive Industries, Inc	101
35,293	*	Merge Technologies, Inc	434
45,705		Omnicare, Inc	2,167
46,458		Owens & Minor, Inc	1,329
131,627	*	Patterson Cos, Inc	4,598
2,500	e*	PSS World Medical, Inc	44
48,136		Reliance Steel & Aluminum Co	3,993
198,467	e	Ryerson Tull, Inc	5,359
3,500	*	Tech Data Corp	134
25,700	*	Tyler Technologies, Inc	288
92,400		W.W. Grainger, Inc	6,951
10,750	*	WESCO International, Inc	742
		TOTAL WHOLESALE TRADE-DURABLE GOODS	37,371

WHOLESALE TRADE-NONDURABLE GOODS - 0.56%
29,572	e*	Allscripts Healthcare Solutions, Inc	519
800	*	Dean Foods Co	30
87,798	*	Endo Pharmaceuticals Holdings, Inc	2,896
30,235	*	Henry Schein, Inc	1,413
4,800		Kenneth Cole Productions, Inc (Class A)	107
6,600		Men's Wearhouse, Inc	200
4,100		Myers Industries, Inc	70
10,656		Nash Finch Co	227

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account
				MATURITY	VALUE
SHARES			RATE	DATE	(000)
155,800		Nike, Inc (Class B)			$12,620
269,010		Safeway, Inc			6,994
700	*	Smart & Final, Inc			12
10,419		Spartan Stores, Inc			152
17,900		Stride Rite Corp			236
626,143		Sysco Corp			19,135
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS			44,611

		TOTAL COMMON STOCKS			4,773,634
		(Cost $3,479,936)
PRINCIPAL

SHORT-TERM INVESTMENTS - 8.40%

COMMERCIAL PAPER - 3.15%
$ 20,000,000	c,d	Air Products & Chemicals, Inc	5.200	07/17/06	19,959
27,000,000	c,d	AT&T, Inc	5.120	07/13/06	26,960
16,000,000	c,d	BellSouth Corp	5.120	07/11/06	15,981
11,000,000	c	BellSouth Corp	5.170	07/12/06	10,986
12,000,000	c,d	Harley-Davidson Funding Corp	5.000	07/03/06	12,000
10,000,000	c	Harley-Davidson Funding Corp	5.020	07/07/06	9,994
19,810,000	c,d	Harrier Finance Funding LLC	5.060	07/06/06	19,801
13,500,000	c	Kimberley-Clark Worldwide, Inc	5.150	07/11/06	13,484
27,000,000	d	McGraw-Hill, Inc	5.040	07/17/06	26,944
25,000,000	d	New York Times Co	5.140	07/06/06	24,989
22,969,000	c,d	Scaldis Capital LLC	5.230	07/17/06	22,921
20,000,000	c,d	Sedna Finance, Inc	5.110	07/10/06	19,979
10,000,000	c,d	Verizon Communications, Inc	5.110	07/05/06	9,997
17,000,000	c	Verizon Communications, Inc	5.130	07/13/06	16,974
		TOTAL COMMERCIAL PAPER			250,969

U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES - 1.94%
6,630,000	e	Federal Home Loan Bank (FHLB)	5.060	07/05/06	6,628
52,750,000	d	FHLB	5.120	07/12/06	52,682
15,000,000		FHLB	5.100	07/19/06	14,966
17,740,000		Federal Home Loan Mortgage Corp (FHLMC)	5.010	07/11/06	17,720
25,530,000	d	FHLMC	4.930	07/18/06	25,475
26,560,000		FHLMC	5.200	08/08/06	26,410
10,340,000		Federal National Mortgage Association (FNMA)	5.000	07/12/06	10,327
		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES			154,208

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 3.31%
REPURCHASE AGREEMENTS - 3.31%
9,646,000		Bear Stearns & Co, Inc, 5.230% Dated 6/30/2006,			9,647
		Due 07/03/2006 In the Amount of $9,647,401
		Fully Collateralized as follows:
		Federal Home Loan Mortgage Corp (FHLMC) 3.600% - 6.625% , 10/15/2008 - 03/17/2021		$ 3,895,940
		Federal National Mortgage Association (FNMA) 3.250% - 6.625%, 10/15/2006 - 09/14/2012		5,962,907
		Total Market Value		9,858,847

29,309,000		Citigroup Global Markets, Inc, 5.200% Dated 6/30/2006,			29,313
		Due 07/03/2006 In The Amount Of $29,313,234
		Fully Collateralized as follows:
		Federal National Mortgage Association (FNMA) 4.750%, 01/02/2007		29,215,790
		Total Market Value		29,215,790

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
PRINCIPAL			(000)
$ 25,000,000	Goldman Sachs & Co. 5.230% Dated 6/30/2006,		$25,004
	Due 07/03/2006 In The Amount Of $25,003,632
	Fully Collateralized as follows:
	Federal National Mortgage Association (FNMA) 6.250%, 05/15/2029	$ 25,500,891
	Total Market Value	25,500,891

25,000,000	J P Morgan Securities, 5.200% Dated 6/30/2006,		25,004
	Due 07/03/2006 In The Amount Of $25,003,611
	Fully Collateralized as follows:
	Federal Home Loan Bank (FHLB) 3.000% - 5.000%, 09/12/2008 - 03/11/2016	25,500,063
	Total Market Value	25,500,063

89,687,000	Merrill Lynch & Co. Inc, 5.240% Dated 6/30/2006,		89,700
	Due 07/03/2006 In The Amount Of $89,700,054
	Fully Collateralized as follows:
	Federal Home Loan Bank (FHLB) 6.493%, 12/19/2025	21,412,772
	Federal Home Loan Mortgage Corp (FHLMC) 4.875% - 5.750% , 03/15/2007 - 06/27/2016	47,510,624
	Federal National Mortgage Association (FNMA) 4.375%, 10/15/2006	22,561,886
	Total Market Value	91,485,282

85,000,000	Morgan Stanley & Co, Inc 5.230% Dated 6/30/2006,		85,012
	Due 07/03/2006 In The Amount Of $85,012,349
	Fully Collateralized as follows:
	Federal Home Loan Bank (FHLB) 0.000% - 6.000%, 12/22/2006 - 11/15/2024	27,092,505
	Federal Home Loan Mortgage Corp (FHLMC) 0.000% - 5.750% , 07/18/2007 - 04/08/2019	38,907,076
	Federal National Mortgage Association (FNMA) 0.000% - 6.930%, 11/15/2006 - 02/26/2024	20,705,565
	Total Market Value	86,705,146

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED		263,680

	TOTAL SHORT-TERM INVESTMENTS		668,857
	(Cost $668,770)

	TOTAL PORTFOLIO - 107.40%		8,551,108
	(Cost $7,348,516)
	OTHER ASSETS & LIABILITIES, NET - (7.40%)		(589,218)

	NET ASSETS - 100.00%		$7,961,890

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

ABBREVIATION:
LLC	Limited Liability Company
LP	Limited Partnership
N/R	Not rated by Moody's

*	Non-income producing
**	Percentage represents less than 0.01%
c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.
d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.
e	All or a portion of these securities are out on loan.
g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration
to qualified institutional buyers.
At June 30, 2006, the value of these securities amounted to $59,580,422 or 0.75% of net assets.
h	These securities were purchased on a delayed delivery basis.
j	Zero coupon
k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
v	Security valued at fair value.
+	As provided by Moody's Investors Service.

Cost amounts are in thousands.

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Accounts use more specific industry categories in following their investment limitations on industry concentration.

COLLEGE RETIREMENT EQUITIES FUND - Money Market Account

COLLEGE RETIREMENT EQUITIES FUND
MONEY MARKET ACCOUNT
STATEMENT OF INVESTMENTS (Unaudited)
June 30, 2006

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)

SHORT-TERM INVESTMENTS - 99.91%

BANK NOTES - 0.59%
$ 50,000,000		Harris Trust and Savings Bank	5.170	08/07/06	$49,999
		TOTAL BANK NOTES			49,999

CERTIFICATES OF DEPOSIT - 12.71%
50,000,000		Abbey National plc	5.000	07/14/06	49,998
25,000,000		Abbey National plc	5.000	07/18/06	24,998
40,000,000		Abbey National plc	5.080	07/18/06	40,000
20,000,000		American Express Centurion Bank	4.950	07/06/06	20,000
49,680,000		American Express Centurion Bank	5.020	07/20/06	49,677
30,000,000		American Express Centurion Bank	5.300	07/28/06	30,000
50,000,000		American Express Centurion Bank	5.120	08/16/06	49,987
25,000,000		American Express Centurion Bank	5.440	09/25/06	25,002
25,000,000		American Express Centurion Bank	5.440	09/26/06	25,002
25,000,000		Bank Of Montreal	5.050	07/13/06	25,000
25,000,000		Bank Of Montreal	5.050	08/18/06	24,990
50,000,000		Bank Of Montreal	4.990	09/20/06	49,948
30,000,000		Bank of Nova Scotia	5.420	09/27/06	30,001
48,000,000		Barclays Bank, plc	5.110	08/14/06	47,990
50,000,000		Calyon	5.070	07/21/06	49,999
30,000,000		Calyon	5.160	08/09/06	29,998
50,000,000		Deutsche Bank	4.925	07/05/06	49,999
50,000,000		Deutsche Bank	5.050	07/12/06	50,000
45,000,000		Deutsche Bank	5.050	07/17/06	44,999
50,000,000		Dexia Bank	5.030	07/10/06	49,999
24,000,000		Dexia Bank	5.070	07/17/06	24,000
21,000,000		Dexia Bank	5.070	07/18/06	21,000
30,000,000		Dexia Bank	5.305	08/23/06	29,997
47,000,000		First Tennessee Bank N.A.	5.310	08/22/06	46,996
50,000,000		Royal Bank of Canada	4.850	07/28/06	49,987
25,000,000		Royal Bank of Canada	5.110	08/01/06	24,998
23,000,000		Royal Bank of Canada	5.360	09/18/06	22,997
50,000,000		Royal Bank of Canada	5.170	09/21/06	49,972
15,800,000		Toronto Dominion Bank	5.330	09/15/06	15,797
29,000,000		Toronto Dominion Bank	5.180	09/22/06	28,984
		TOTAL CERTIFICATES OF DEPOSIT			1,082,315

COMMERCIAL PAPER - 77.26%
10,000,000		Abbey National North America LLC	4.960	07/24/06	9,967
25,000,000		Abbey National North America LLC	4.830	09/07/06	24,756
20,000,000		ABN Amro North America Finance, Inc	5.110	07/14/06	19,960
47,000,000		ABN Amro North America Finance, Inc	4.890	08/03/06	46,781
1,115,000	c	Alcon Capital Corp	5.060	07/03/06	1,115
11,084,000		American Honda Finance Corp	5.000	07/10/06	11,069
37,325,000		American Honda Finance Corp	5.020	07/11/06	37,268
4,185,000		American Honda Finance Corp	5.100	07/24/06	4,171
3,000,000		American Honda Finance Corp	5.250	07/25/06	2,989
42,650,000		American Honda Finance Corp	5.010	08/03/06	42,450

COLLEGE RETIREMENT EQUITIES FUND - Money Market Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)
$ 28,000,000		American Honda Finance Corp	5.230	08/07/06	$27,845
22,175,000		American Honda Finance Corp	5.090	08/16/06	22,030
50,000,000		Atlantis One Funding Corp	4.965	07/17/06	49,882
20,000,000	c	Atlantis One Funding Corp	5.100	08/24/06	19,842
5,750,000		Bank of Montreal	4.850	07/06/06	5,745
20,000,000		Barclays U.S. Funding Corp	5.055	08/17/06	19,864
5,000,000		Barclays U.S. Funding Corp	5.270	08/21/06	4,963
25,000,000		Barclays U.S. Funding Corp	5.210	08/22/06	24,808
7,300,000		Barclays U.S. Funding Corp	5.350	09/05/06	7,231
24,700,000	c	Beta Finance, Inc	4.965	07/14/06	24,652
18,000,000	c	Beta Finance, Inc	5.040	07/24/06	17,940
20,000,000	c	Beta Finance, Inc	5.070	07/25/06	19,930
21,100,000	c	Beta Finance, Inc	5.040	07/28/06	21,019
21,600,000	c	Beta Finance, Inc	5.320	08/18/06	21,444
40,000,000	c	Beta Finance, Inc	5.125	08/31/06	39,648
24,200,000	c	BMW US Capital Corp	5.220	08/17/06	24,032
16,675,000		Calyon	4.955	08/11/06	16,576
19,500,000		Calyon North America, Inc	4.835	07/21/06	19,444
33,500,000		Calyon North America, Inc	5.285	09/19/06	33,111
50,000,000		Canadian Imperial Holding, Inc	5.110	08/08/06	49,723
47,285,000		Canadian Imperial Holding, Inc	5.145	08/10/06	47,003
50,000,000		Canadian Imperial Holding, Inc	5.170	08/15/06	49,669
8,993,000		Caterpillar Financial Services Corp	4.900	07/24/06	8,963
15,995,000	c	Caterpillar, Inc	5.210	07/14/06	15,963
20,000,000	c	CC (USA), Inc	4.910	07/07/06	19,981
24,525,000	c	CC (USA), Inc	5.030	07/10/06	24,491
32,370,000	c	CC (USA), Inc	5.050	07/17/06	32,293
10,000,000	c	CC (USA), Inc	4.980	07/20/06	9,973
15,000,000	c	CC (USA), Inc	5.000	07/21/06	14,956
9,540,000	c	CC (USA), Inc	5.010	07/24/06	9,508
31,500,000	c	CC (USA), Inc	5.200	08/18/06	31,277
26,000,000	c	CC (USA), Inc	5.115	08/23/06	25,802
7,000,000	c	CC (USA), Inc	5.270	08/24/06	6,945
24,000,000	c	CC (USA), Inc	5.350	08/31/06	23,789
22,000,000	c	Ciesco Lp	5.020	07/11/06	21,967
25,000,000	c	Ciesco Lp	5.040	07/12/06	24,958
25,400,000	c	Ciesco Lp	5.050	07/14/06	25,350
29,000,000	c	Ciesco Lp	5.040	07/25/06	28,899
7,000,000	c	Ciesco Lp	5.100	07/26/06	6,974
29,500,000	c	Ciesco Lp	5.130	07/28/06	29,382
20,500,000	c	Ciesco Lp	5.190	08/08/06	20,385
17,000,000	c	Ciesco Lp	5.280	08/15/06	16,885
25,000,000	c	Ciesco Lp	5.290	08/17/06	24,824
25,000,000		Citigroup Funding, Inc	4.955	07/13/06	24,956
50,000,000		Citigroup Funding, Inc	5.060	07/26/06	49,829
27,000,000		Citigroup Funding, Inc	5.100	08/24/06	26,789
25,000,000		Citigroup Funding, Inc	5.100	08/28/06	24,786
23,700,000		Citigroup Funding, Inc	5.310	11/16/06	23,212
14,400,000		Coca-Cola Bottling Co	5.220	08/14/06	14,306
10,000,000	c	Concentrate Manufacturing Co	5.250	07/24/06	9,965
30,500,000	c	Corporate Asset Funding Corp, Inc	4.930	07/10/06	30,458
13,000,000	c	Corporate Asset Funding Corp, Inc	5.030	07/13/06	12,976
15,500,000	c	Corporate Asset Funding Corp, Inc	5.030	07/18/06	15,461
5,500,000	c	Corporate Asset Funding Corp, Inc	5.040	07/21/06	5,484
29,000,000	c	Corporate Asset Funding Corp, Inc	5.130	07/27/06	28,888
15,500,000	c	Corporate Asset Funding Corp, Inc	5.135	08/02/06	15,427

COLLEGE RETIREMENT EQUITIES FUND - Money Market Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)
$ 12,800,000	c	Corporate Asset Funding Corp, Inc	5.270	08/17/06	$12,710
28,500,000	c	Corporate Asset Funding Corp, Inc	5.320	08/25/06	28,256
8,700,000	c	Danske Corp	4.880	07/13/06	8,685
5,000,000	c	Danske Corp	5.150	07/26/06	4,981
11,000,000	c	Danske Corp	4.705	07/28/06	10,958
20,000,000	c	Danske Corp	5.280	08/08/06	19,886
16,576,000	c	Danske Corp	5.160	08/14/06	16,468
4,248,000	c	Danske Corp	5.130	08/24/06	4,215
30,000,000	c	Danske Corp	5.200	09/14/06	29,675
32,500,000	c	Danske Corp	5.370	09/25/06	32,092
23,000,000	c	Danske Corp	5.080	10/23/06	22,612
14,000,000	c	Dorada Finance, Inc	5.010	07/10/06	13,981
2,500,000	c	Dorada Finance, Inc	4.960	07/14/06	2,495
3,815,000	c	Dorada Finance, Inc	5.050	08/02/06	3,798
35,000,000	c	Dorada Finance, Inc	5.290	08/21/06	34,736
25,000,000	c	Dorada Finance, Inc	5.100	08/25/06	24,796
18,000,000	c	Dorada Finance, Inc	5.160	09/08/06	17,820
17,215,000	c	Dorada Finance, Inc	5.220	09/14/06	17,026
17,500,000	c	Dorada Finance, Inc	5.390	09/29/06	17,267
14,000,000	c	Dorada Finance, Inc	5.330	10/25/06	13,758
13,410,000	c	Edison Asset Securitization, LLC	5.020	07/13/06	13,386
8,500,000	c	Edison Asset Securitization, LLC	4.970	07/19/06	8,478
23,500,000	c	Edison Asset Securitization, LLC	5.250	07/25/06	23,414
26,455,000	c	Edison Asset Securitization, LLC	5.030	08/02/06	26,336
29,000,000	c	Edison Asset Securitization, LLC	5.040	08/09/06	28,841
14,800,000	c	Edison Asset Securitization, LLC	5.180	08/14/06	14,704
45,000,000	c	Edison Asset Securitization, LLC	5.000	08/23/06	44,657
33,900,000	c	Edison Asset Securitization, LLC	5.150	08/30/06	33,606
5,250,000	c	Edison Asset Securitization, LLC	5.230	10/30/06	5,155
25,000,000	c	Fairway Finance Co, LLC	5.300	08/17/06	24,823
2,221,000	c	Fairway Finance Co, LLC	5.350	08/21/06	2,204
14,384,000	c	Fairway Finance Co, LLC	5.360	09/05/06	14,246
14,000,000		General Electric Capital Corp	5.030	07/19/06	13,963
25,500,000		General Electric Capital Corp	5.040	07/24/06	25,416
20,000,000		General Electric Capital Corp	5.030	08/04/06	19,902
26,000,000		General Electric Capital Corp	5.030	08/07/06	25,862
20,000,000		General Electric Capital Corp	4.740	08/14/06	19,873
17,000,000		General Electric Capital Corp	5.330	08/31/06	16,852
24,380,000		General Electric Capital Corp	5.310	09/01/06	24,164
10,250,000		General Electric Capital Corp	4.870	09/18/06	10,133
8,000,000		General Electric Capital Corp	5.320	09/25/06	7,900
5,765,000		General Electric Capital Corp	4.795	10/23/06	5,668
6,285,000		Goldman Sachs Group, Inc	4.730	10/23/06	6,178
15,580,000		Goldman Sachs Group, Inc	4.810	11/01/06	15,293
10,000,000		Goldman Sachs Group, Inc	4.810	11/02/06	9,815
29,000,000	c	Govco, Inc	4.935	07/10/06	28,960
17,500,000	c	Govco, Inc	4.960	07/18/06	17,456
22,500,000	c	Govco, Inc	5.000	07/25/06	22,422
44,750,000	c	Govco, Inc	5.030	07/31/06	44,556
9,000,000	c	Govco, Inc	5.050	08/04/06	8,956
28,800,000	c	Govco, Inc	5.310	08/15/06	28,605
11,700,000	c	Govco, Inc	5.080	08/18/06	11,617
7,300,000	c	Govco, Inc	4.830	09/05/06	7,230
5,000,000	c	Govco, Inc	5.320	09/18/06	4,942
4,350,000	c	Govco, Inc	5.340	12/18/06	4,238
21,255,000	c	Govco, Inc	5.430	12/26/06	20,677

COLLEGE RETIREMENT EQUITIES FUND - Money Market Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)
$ 10,000,000	c	Grampian Funding LLC	5.080	08/16/06	$9,934
43,065,000	c	Grampian Funding LLC	5.150	08/29/06	42,684
10,000,000	c	Grampian Funding LLC	4.960	09/05/06	9,904
3,990,000	c	Grampian Funding LLC	5.310	09/15/06	3,946
8,885,000	c	Grampian Funding LLC	5.040	09/20/06	8,779
2,000,000	c	Grampian Funding LLC	5.160	10/02/06	1,972
15,690,000	c	Grampian Funding LLC	5.240	10/25/06	15,418
4,000,000	c	Grampian Funding LLC	5.150	11/17/06	3,916
20,000,000		Greenwich Capital Holdings, Inc	5.350	09/22/06	19,758
25,000,000	c	Greenwich Capital Holdings, Inc	5.340	10/19/06	24,594
105,245,000	c	Greenwich Capital Holdings, Inc	5.430	10/23/06	103,468
14,844,000	c	Greyhawk Funding LLC	4.960	07/11/06	14,821
43,000,000	c	Greyhawk Funding LLC	5.270	08/21/06	42,675
30,000,000	c	Greyhawk Funding LLC	5.290	08/22/06	29,768
27,000,000	c	Greyhawk Funding LLC	5.160	08/28/06	26,766
9,000,000	c	Harley-Davidson Funding Corp	5.100	07/21/06	8,973
7,200,000	c	Harley-Davidson Funding Corp	5.150	08/10/06	7,158
3,825,000	c	Harley-Davidson Funding Corp	5.250	08/14/06	3,800
2,587,000	c	Harley-Davidson Funding Corp	5.260	08/29/06	2,564
26,706,000	c	Harrier Finance Funding LLC	5.010	07/07/06	26,680
23,500,000	c	Harrier Finance Funding LLC	4.970	07/12/06	23,462
18,715,000	c	Harrier Finance Funding LLC	5.020	07/13/06	18,682
2,950,000	c	Harrier Finance Funding LLC	5.050	07/14/06	2,944
21,595,000	c	Harrier Finance Funding LLC	5.020	07/17/06	21,544
46,013,000	c	Harrier Finance Funding LLC	5.230	07/25/06	45,849
4,000,000	c	Harrier Finance Funding LLC	5.320	08/04/06	3,979
17,000,000	c	Harrier Finance Funding LLC	5.360	08/21/06	16,871
10,000,000	c	Harrier Finance Funding LLC	5.400	09/22/06	9,878
5,800,000		HBOS Treasury Services plc	5.060	07/26/06	5,780
2,935,000		HBOS Treasury Services plc	5.045	08/08/06	2,918
10,000,000		HBOS Treasury Services plc	5.050	08/11/06	9,941
5,000,000		HBOS Treasury Services plc	5.060	08/16/06	4,967
6,800,000		HBOS Treasury Services plc	5.260	08/23/06	6,749
30,000,000		HBOS Treasury Services plc	5.190	09/07/06	29,707
30,000,000		HBOS Treasury Services plc	5.235	09/15/06	29,670
50,000,000		HSBC Finance Corp	5.050	07/27/06	49,811
27,000,000		HSBC Finance Corp	5.290	08/23/06	26,795
24,000,000		HSBC Finance Corp	5.100	09/06/06	23,768
50,000,000		HSBC Finance Corp	5.200	09/12/06	49,470
50,000,000		ING Finance	5.040	07/24/06	49,832
25,000,000		ING Finance	5.155	08/11/06	24,850
31,670,000		ING Finance	5.100	08/25/06	31,413
25,000,000		ING Finance	5.310	08/28/06	24,786
6,000,000	c	Kimberley-Clark Worldwide, Inc	5.230	07/25/06	5,978
5,606,000	c	Kitty Hawk Funding Corp	5.280	07/24/06	5,586
4,390,000	c	Kitty Hawk Funding Corp	5.290	07/26/06	4,373
43,865,000	c	Kitty Hawk Funding Corp	5.020	07/27/06	43,705
20,270,000	c	Kitty Hawk Funding Corp	5.225	08/04/06	20,167
46,000,000	c	Kitty Hawk Funding Corp	5.330	08/23/06	45,632
25,793,000	c	Kitty Hawk Funding Corp	5.320	09/19/06	25,490
5,280,000	c	Kitty Hawk Funding Corp	4.860	09/20/06	5,217
20,000,000	c	Links Finance LLC	4.935	07/06/06	19,984
40,860,000	c	Links Finance LLC	5.100	08/15/06	40,589
50,000,000	c	Links Finance LLC	5.350	09/21/06	49,398
315,000	c	Links Finance LLC	5.370	09/22/06	311
21,800,000		McGraw-Hill, Inc	5.230	07/26/06	21,718

COLLEGE RETIREMENT EQUITIES FUND - Money Market Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)
$ 17,000,000		McGraw-Hill, Inc	5.260	07/28/06	$16,933
50,000,000		Merrill Lynch & Co, Inc	5.210	08/10/06	49,703
20,000,000		Merrill Lynch & Co, Inc	5.270	08/11/06	19,877
14,000,000		Merrill Lynch & Co, Inc	5.270	08/14/06	13,908
50,000,000		Morgan Stanley Dean Witter	5.280	08/16/06	49,655
50,000,000		Morgan Stanley Dean Witter	5.240	08/17/06	49,645
30,000,000	c	Nestle Capital Corp	4.990	07/11/06	29,954
12,500,000	c	Nestle Capital Corp	5.220	07/25/06	12,455
34,768,000	c	Nestle Capital Corp	5.220	11/29/06	33,983
46,000,000	c	Nestle Capital Corp	5.310	12/01/06	44,946
20,280,000		Paccar Financial Corp	4.910	07/05/06	20,267
31,325,000		Paccar Financial Corp	4.910	07/07/06	31,295
6,650,000		Paccar Financial Corp	4.920	07/11/06	6,640
11,130,000		Paccar Financial Corp	4.940	07/12/06	11,112
13,300,000		Paccar Financial Corp	4.960	07/20/06	13,264
8,900,000		Paccar Financial Corp	5.040	08/14/06	8,843
20,000,000		Paccar Financial Corp	5.060	08/15/06	19,868
6,200,000		Paccar Financial Corp	5.060	08/17/06	6,158
20,000,000		Paccar Financial Corp	5.120	08/31/06	19,826
8,370,000	c	Park Avenue Receivables Corp	5.110	07/12/06	8,356
7,875,000	c	Park Avenue Receivables Corp	5.120	07/13/06	7,860
14,000,000	c	Park Avenue Receivables Corp	5.160	07/17/06	13,966
29,101,000	c	Park Avenue Receivables Corp	5.260	07/24/06	28,999
23,300,000	c	Park Avenue Receivables Corp	5.280	07/26/06	23,211
2,266,000	c	Park Avenue Receivables Corp	5.290	07/28/06	2,257
32,824,000	c	Park Avenue Receivables Corp	5.250	08/08/06	32,637
20,000,000	c	Park Avenue Receivables Corp	5.250	08/09/06	19,883
50,000,000	c	Park Avenue Receivables Corp	5.250	08/11/06	49,694
44,287,000	c	Preferred Receivables Funding Corp	5.160	07/14/06	44,199
15,000,000	c	Preferred Receivables Funding Corp	5.160	07/17/06	14,963
10,000,000	c	Preferred Receivables Funding Corp	5.200	07/20/06	9,971
40,000,000	c	Preferred Receivables Funding Corp	5.070	07/21/06	39,882
20,750,000	c	Preferred Receivables Funding Corp	5.090	08/21/06	20,593
8,000,000	c	Private Export Funding Corp	4.990	07/05/06	7,995
10,000,000	c	Private Export Funding Corp	4.810	07/11/06	9,985
10,000,000	c	Private Export Funding Corp	4.800	07/12/06	9,984
20,000,000	c	Private Export Funding Corp	4.810	07/13/06	19,965
13,485,000	c	Private Export Funding Corp	4.890	08/01/06	13,425
30,700,000	c	Private Export Funding Corp	5.020	08/09/06	30,532
14,485,000	c	Private Export Funding Corp	5.200	08/16/06	14,390
23,500,000	c	Private Export Funding Corp	5.190	08/29/06	23,294
47,000,000	c	Private Export Funding Corp	5.150	08/30/06	46,595
22,320,000	c	Private Export Funding Corp	5.140	09/06/06	22,104
18,200,000		Rabobank USA Finance Corp	4.580	07/05/06	18,188
40,500,000		Rabobank USA Finance Corp	4.960	07/13/06	40,429
25,245,000		Rabobank USA Finance Corp	4.970	09/29/06	24,913
4,534,000	c	Ranger Funding Co LLC	5.050	07/11/06	4,527
20,000,000	c	Ranger Funding Co LLC	5.130	07/19/06	19,946
27,000,000	c	Ranger Funding Co LLC	5.120	07/20/06	26,923
20,000,000	c	Ranger Funding Co LLC	5.070	07/21/06	19,941
29,440,000	c	Ranger Funding Co LLC	5.120	07/24/06	29,340
6,000,000	c	Ranger Funding Co LLC	5.100	07/25/06	5,979
15,000,000	c	Ranger Funding Co LLC	5.290	08/09/06	14,912
24,900,000	c	Ranger Funding Co LLC	5.300	08/11/06	24,746
24,800,000	c	Ranger Funding Co LLC	5.330	08/16/06	24,627
29,000,000	c	Ranger Funding Co LLC	5.220	09/11/06	28,696

COLLEGE RETIREMENT EQUITIES FUND - Money Market Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)
$ 1,222,000	c	Scaldis Capital LLC	4.580	07/12/06	$1,220
15,164,000	c	Scaldis Capital LLC	5.230	07/17/06	15,128
13,178,000	c	Scaldis Capital LLC	4.960	07/18/06	13,145
9,418,000	c	Scaldis Capital LLC	5.030	07/27/06	9,384
40,000,000	c	Scaldis Capital LLC	5.055	08/08/06	39,778
15,852,000	c	Scaldis Capital LLC	5.050	08/10/06	15,761
20,561,000	c	Scaldis Capital LLC	5.075	08/14/06	20,429
570,000	c	Scaldis Capital LLC	5.120	08/18/06	566
6,931,000	c	Scaldis Capital LLC	4.850	08/23/06	6,878
1,586,000	c	Scaldis Capital LLC	5.160	08/31/06	1,572
4,528,000	c	Scaldis Capital LLC	5.150	09/01/06	4,487
32,000,000	c	Scaldis Capital LLC	5.110	09/15/06	31,644
7,425,000	c	Scaldis Capital LLC	4.970	09/29/06	7,326
9,739,000	c	Scaldis Capital LLC	5.240	10/17/06	9,582
5,831,000	c	Scaldis Capital LLC	5.400	10/19/06	5,734
1,325,000	c	Scaldis Capital LLC	5.150	11/20/06	1,297
7,800,000	c	Scaldis Capital LLC	5.420	12/18/06	7,598
19,300,000	c	Sedna Finance, Inc	5.150	07/31/06	19,214
10,000,000	c	Sedna Finance, Inc	5.290	08/16/06	9,931
39,620,000	c	Sedna Finance, Inc	5.170	08/30/06	39,278
20,000,000	c	Sedna Finance, Inc	5.190	09/08/06	19,800
39,303,000	c	Sedna Finance, Inc	5.330	09/14/06	38,873
9,000,000	c	Sedna Finance, Inc	5.250	10/03/06	8,875
6,035,000	c	Sheffield Receivables Corp	5.110	07/25/06	6,014
37,125,000	c	Sheffield Receivables Corp	5.210	07/27/06	36,980
10,000,000	c	Sheffield Receivables Corp	5.260	08/08/06	9,943
20,000,000	c	Sheffield Receivables Corp	5.160	08/09/06	19,885
22,062,000	c	Sheffield Receivables Corp	4.815	09/05/06	21,851
7,735,000	c	Sheffield Receivables Corp	5.390	09/27/06	7,714
20,000,000		Shell International Finance B.V.	5.260	07/03/06	19,991
26,900,000		Shell International Finance B.V.	5.000	07/31/06	26,784
22,000,000	c	Shell International Finance B.V.	4.990	08/01/06	21,902
35,642,000		Shell International Finance B.V.	5.020	08/07/06	35,471
4,126,000		Shell International Finance B.V.	5.300	09/29/06	4,071
18,770,000	c	Sigma Finance, Inc	5.050	07/18/06	18,723
32,465,000	c	Sigma Finance, Inc	5.030	07/19/06	32,382
4,040,000	c	Sigma Finance, Inc	5.030	07/20/06	4,029
2,500,000	c	Sigma Finance, Inc	4.920	08/10/06	2,486
8,100,000	c	Sigma Finance, Inc	5.190	09/14/06	8,011
25,000,000	c	Sigma Finance, Inc	5.190	09/15/06	24,722
10,000,000	c	Sigma Finance, Inc	4.970	10/04/06	9,859
25,000,000	c	Sigma Finance, Inc	5.140	11/30/06	24,428
6,000,000		Societe Generale North America, Inc	4.960	07/11/06	5,991
7,400,000		Societe Generale North America, Inc	4.960	07/12/06	7,388
14,225,000		Societe Generale North America, Inc	4.950	07/19/06	14,189
33,000,000		Societe Generale North America, Inc	4.810	07/20/06	32,911
6,000,000		Societe Generale North America, Inc	5.040	08/01/06	5,973
15,700,000		Societe Generale North America, Inc	5.260	08/08/06	15,611
14,400,000		Societe Generale North America, Inc	5.030	08/22/06	14,290
1,600,000		Societe Generale North America, Inc	5.230	08/24/06	1,587
11,000,000		Societe Generale North America, Inc	5.190	09/13/06	10,882
28,000,000		Societe Generale North America, Inc	4.980	09/19/06	27,675
3,483,000		Societe Generale North America, Inc	4.825	10/06/06	3,433
9,000,000		Societe Generale North America, Inc	4.820	11/21/06	8,808
10,000,000	c	Stanley Works	5.080	07/25/06	9,965
12,000,000	c	Stanley Works	5.120	08/01/06	11,945

COLLEGE RETIREMENT EQUITIES FUND - Money Market Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)
$ 10,000,000	c	Stanley Works	5.120	08/07/06	$9,946
50,000,000		Swedish Export Credit Corp	5.000	07/06/06	49,960
37,000,000		Swedish Export Credit Corp	5.000	07/11/06	36,944
32,000,000		Swedish Export Credit Corp	5.000	07/12/06	31,949
21,150,000		Swedish Export Credit Corp	4.990	07/13/06	21,112
3,000,000		Swedish Export Credit Corp	5.250	08/22/06	2,977
6,675,000		Swedish Export Credit Corp	5.315	08/28/06	6,618
50,000,000		Swedish Export Credit Corp	5.200	09/12/06	49,473
50,000,000	c	Toronto-Dominion Holdings USA, Inc	4.960	07/19/06	49,874
3,500,000	c	Toronto-Dominion Holdings USA, Inc	5.045	07/24/06	3,488
26,000,000		Toronto-Dominion Holdings USA, Inc	5.130	08/10/06	25,852
25,000,000	c	Toronto-Dominion Holdings USA, Inc	4.810	10/03/06	24,656
1,500,000		Toronto-Dominion Holdings USA, Inc	4.800	10/27/06	1,474
9,765,000		Toyota Motor Credit Corp	5.090	08/09/06	9,712
15,000,000		Toyota Motor Credit Corp	5.280	08/17/06	14,894
30,000,000		Toyota Motor Credit Corp	5.250	08/21/06	29,775
25,000,000		Toyota Motor Credit Corp	5.260	08/22/06	24,808
50,000,000		Toyota Motor Credit Corp	5.100	08/24/06	49,609
20,000,000		Toyota Motor Credit Corp	5.290	08/25/06	19,830
14,750,000		UBS Finance, (Delaware), Inc	4.910	07/06/06	14,738
18,425,000		UBS Finance, (Delaware), Inc	5.020	07/07/06	18,407
11,500,000		UBS Finance, (Delaware), Inc	4.925	07/10/06	11,484
21,500,000		UBS Finance, (Delaware), Inc	4.820	08/07/06	21,385
20,000,000		UBS Finance, (Delaware), Inc	5.295	08/14/06	19,868
30,000,000		UBS Finance, (Delaware), Inc	5.295	08/15/06	29,797
12,000,000		UBS Finance, (Delaware), Inc	5.100	08/21/06	11,910
8,600,000		UBS Finance, (Delaware), Inc	5.060	08/22/06	8,534
4,575,000		UBS Finance, (Delaware), Inc	5.330	08/29/06	4,534
9,200,000		UBS Finance, (Delaware), Inc	5.305	08/31/06	9,116
25,000,000	c	Variable Funding Capital Corp	4.920	07/03/06	24,990
50,000,000	c	Variable Funding Capital Corp	4.930	07/06/06	49,959
30,416,000	c	Variable Funding Capital Corp	5.080	07/20/06	30,330
19,500,000	c	Variable Funding Capital Corp	5.160	07/26/06	19,427
25,000,000	c	Wal-Mart Stores	4.970	07/11/06	24,962
25,000,000	c	Wal-Mart Stores	4.980	07/18/06	24,938
10,000,000	c	Yorktown Capital, LLC	5.200	07/17/06	9,975
5,226,000	c	Yorktown Capital, LLC	5.250	07/19/06	5,212
8,800,000	c	Yorktown Capital, LLC	5.130	07/20/06	8,775
9,701,000	c	Yorktown Capital, LLC	5.290	07/27/06	9,663
9,000,000	c	Yorktown Capital, LLC	5.090	11/10/06	8,822
		TOTAL COMMERCIAL PAPER			6,578,574

U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES - 6.12%
8,000,000		Federal Home Loan Bank (FHLB)	4.975	07/21/06	7,977
33,458,000		FHLB	5.220	08/09/06	33,266
20,000,000		FHLB	5.200	08/11/06	19,879
50,000,000		FHLB	4.950	08/18/06	49,646
6,999,000		FHLB	5.200	08/25/06	6,943
11,215,000		FHLB	5.190	09/08/06	11,106
178,000		FHLB	5.140	11/15/06	174
164,000		FHLB	5.140	11/17/06	161
169,000		FHLB	5.140	11/22/06	165
259,000		FHLB	5.350	12/13/06	253
7,179,000		Federal Home Loan Mortgage Corp (FHLMC)	5.010	07/11/06	7,168
17,560,000		FHLMC	4.930	07/18/06	17,517
950,000		FHLMC	4.865	07/25/06	947

COLLEGE RETIREMENT EQUITIES FUND - Money Market Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)
$ 11,597,000		FHLMC	4.955	08/01/06	$11,546
26,202,000		FHLMC	4.935	08/15/06	26,032
14,313,000		FHLMC	4.940	08/16/06	14,222
21,185,000		FHLMC	4.940	08/21/06	21,029
5,380,000		FHLMC	5.250	08/22/06	5,338
9,965,000		FHLMC	4.800	09/12/06	9,862
1,609,000		FHLMC	4.790	09/18/06	1,591
2,199,000		FHLMC	5.290	10/24/06	2,161
880,000		FHLMC	5.350	11/28/06	861
40,040,000		Federal National Mortgage Association (FNMA)	3.250	07/12/06	40,016
11,039,000		FNMA	4.960	07/18/06	11,012
54,351,000		FNMA	4.920	07/19/06	54,213
4,135,000		FNMA	4.970	07/20/06	4,124
1,630,000		FNMA	5.220	08/09/06	1,621
50,000,000		FNMA	5.190	08/10/06	49,704
17,260,000		FNMA	5.240	08/16/06	17,142
44,645,000		FNMA	5.250	08/28/06	44,261
6,860,000		FNMA	4.930	09/01/06	6,800
7,015,000		FNMA	5.230	09/13/06	6,942
27,920,000		FNMA	4.985	09/29/06	27,563
8,155,000		FNMA	5.130	10/11/06	8,037
1,405,000		FNMA	5.300	12/01/06	1,373
		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES			520,652

VARIABLE NOTES - 3.23%
8,000,000		Barclays Bank, plc	5.290	08/30/06	8,000
38,000,000		National City Bank	5.093	07/26/06	38,000
20,000,000		National City Bank	5.330	05/11/07	19,950
22,000,000		Paccar Financial Corp	5.334	12/20/06	22,000
50,000,000		Suntrust Bank	5.079	05/01/07	50,002
50,000,000		Toyota Motor Credit Corp	5.090	10/10/06	50,002
20,000,000		US Bank N.A.	5.126	07/28/06	19,999
42,000,000		US Bank N.A.	5.470	09/29/06	42,002
25,000,000		Wachovia Bank N.A.	5.079	12/04/06	25,001
		TOTAL VARIABLE NOTES			274,956

		TOTAL SHORT-TERM INVESTMENTS			8,506,496
		(Cost $8,507,882)

		TOTAL PORTFOLIO - 99.91%			8,506,496
		(Cost $8,507,882)
		OTHER ASSETS & LIABILITIES, NET - 0.09%			7,871

		NET ASSETS - 100.00%			$8,514,367

		ABBREVIATION:
	LLC	Limited Liability Company
	LP	Limited Partnership

		Cost amounts are in thousands.

	c	Commercial Paper issued under the private placement exemption under Section 4(2)
		of the Securities Act of 1933.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and
Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

     (a) Evaluation of disclosure controls and procedures. An evaluation was performed within 90 days from the date hereof under the supervision of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the registrant’s management, including the principal executive officer and principal financial officer, concluded that the registrant’s disclosure controls and procedures were effective for this semi-annual reporting period.

     (b) Changes in internal controls. There were no changes in the registrant’s internal controls over financial reporting that occurred during the registrant's first fiscal half-year that materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

12(a)(2)(i) Section 302 certification of the principal executive officer (EX-99.CERT)

12(a)(2)(ii) Section 302 certification of the principal financial officer (EX-99.CERT)

12(b) Section 906 certification (EX-99.906CERT)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COLLEGE RETIREMENT EQUITIES FUND

Date:	August 28, 2006	By:	/s/Herbert M. Allison. Jr.
Herbert M. Allison, Jr.
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:	August 28, 2006	By:	/s/Herbert M. Allison. Jr.
Herbert M. Allison, Jr.
President and Chief Executive Officer
(principal executive officer)

Date:	August 23, 2006	By:	/s/Georganne C. Proctor
Georganne C. Proctor
Executive Vice President and Chief Financial
Officer
(principal financial officer)

EXHIBIT LIST

12(a)(2)(i) Section 302 certification of the principal executive officer (EX-99.CERT)

12(a)(2)(ii) Section 302 certification of the principal financial officer (EX-99.CERT)

12(b) Section 906 certification (EX-99.906CERT)